UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:        May 31, 2006

Date of reporting period:       May 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS

                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                        MAY 31, 2006

                                                   ANNUAL REPORT

WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Diversified Bond Fund

Wells Fargo Advantage High Yield Bond Fund

Wells Fargo Advantage Income Plus Fund

Wells Fargo Advantage Inflation-Protected Bond Fund

Wells Fargo Advantage Intermediate Government Income Fund

Wells Fargo Advantage Short Duration Government Bond Fund

Wells Fargo Advantage Stable Income Fund

Wells Fargo Advantage Strategic Income Fund

Wells Fargo Advantage Total Return Bond Fund

Wells Fargo Advantage Ultra-Short Duration Bond Fund

                                              WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders.....................................................    1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------

   Diversified Bond Fund...................................................    2
   High Yield Bond Fund ...................................................    4
   Income Plus Fund .......................................................    6
   Inflation-Protected Bond Fund ..........................................    8
   Intermediate Government Income Fund ....................................   10
   Short Duration Government Bond Fund.....................................   12
   Stable Income Fund .....................................................   14
   Strategic Income Fund ..................................................   16
   Total Return Bond Fund..................................................   18
   Ultra-Short Duration Bond Fund .........................................   20

Fund Expenses (Unaudited)..................................................   22
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------

   Diversified Bond Fund...................................................   26
   High Yield Bond Fund ...................................................   27
   Income Plus Fund .......................................................   38
   Inflation-Protected Bond Fund ..........................................   49
   Intermediate Government Income Fund ....................................   50
   Short Duration Government Bond Fund.....................................   55
   Stable Income Fund .....................................................   60
   Strategic Income Fund ..................................................   61
   Total Return Bond Fund..................................................   67
   Ultra-Short Duration Bond Fund .........................................   68

Financial Statements
--------------------------------------------------------------------------------

   Statements of Assets and Liabilities....................................   74
   Statements of Operations................................................   76
   Statements of Changes in Net Assets.....................................   78
   Financial Highlights....................................................   90

Notes to Financial Highlights..............................................  100
--------------------------------------------------------------------------------

Notes to Financial Statements..............................................  101
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm....................  113
--------------------------------------------------------------------------------

Other Information (Unaudited)..............................................  114
--------------------------------------------------------------------------------

                                Master Portfolios
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------

   Inflation-Protected Bond Portfolio......................................  116
   Managed Fixed Income Portfolio .........................................  120
   Stable Income Portfolio ................................................  132
   Total Return Bond Portfolio ............................................  142

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities....................................  156
   Statements of Operations................................................  157
   Statements of Changes in Net Assets.....................................  158
   Financial Highlights....................................................  160

Notes to Financial Highlights..............................................  161
--------------------------------------------------------------------------------

Notes to Financial Statements..............................................  162
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm....................  167
--------------------------------------------------------------------------------

Other Information (Unaudited)..............................................  168
--------------------------------------------------------------------------------

List of Abbreviations......................................................  173
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the Wells Fargo Advantage Income Funds annual report for the period that ended May 31, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength during the 12-month period. Gross Domestic Product, the most comprehensive measure of economic activity, grew at a rate of 3.5% in 2005 and at an annualized rate of 5.3% during the first quarter of 2006. Inflation remained constrained, but the core Consumer Price Index was up 2.4% year over year by the end of May 2006. Consequently, the Fed continued to increase the Federal funds rate, which began the period on June 1, 2005, at 3% and ended the period on May 31, 2006, at 5%. The ten-year U.S. Treasury yield also increased from 3.98% to 5.12% during the same period.

      The U.S. dollar declined during the period in response to rising interest rates overseas and the possibility that the Fed will take a break from raising interest rates in the United States. Weakness in U.S. currency may cause some foreign investors to restrict purchases of U.S. dollar-denominated securities. It's been noted that foreign participation in recent U.S. Treasury auctions was less than it was a year ago. In the past, a weaker U.S. dollar has been generally beneficial for the stock market but challenging for the bond market.

BONDS: RISING INTEREST RATES GENERATE UNCERTAINTY
--------------------------------------------------------------------------------

      The U.S. bond markets continued to struggle throughout the period as the price of bonds dropped in relation to rising interest rates. Fears that short-term interest rates may continue to rise increased concerns in the mortgage-backed securities market and led to a sharp sell-off in May 2006. Adjustments toward shorter-term duration securities proved to be the more prudent strategy throughout the 12-month period.

      Some analysts believe that the Fed may be getting close to ending its cycle of raising interest rates in the United States. In contrast, the central banks in Europe, Canada, and Asia responded to signs of world growth by initiating increases in interest rates. Uncertainty about what the Fed may do next, combined with rising interest rates across the globe, may create a more challenging environment for investing.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Future actions by the Fed and central banks in Europe, Canada, and Asia are hard to predict. That's why we believe that successful investing includes taking a balanced approach by maintaining a portfolio that is diversified and by keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track for reaching your financial destinations.

      To help you reach your diversification goals, we offer funds across most major asset classes, each guided by skillful, independent money managers, our subadvisers, chosen for their focused attention to a particular investment style. We believe that our insistence on seeking skillful managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (the Fund) seeks total return by diversifying its investments among different fixed income investment styles.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Galliard Capital Management
                                           Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Thomas C. Biwer, CFA                     12/31/1982
  Christian L. Chan, CFA
  Andrew Owen, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned (0.53)% 1 for the 12-month period that ended May 31, 2006, underperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index 2, which returned (0.48)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund invests in three different fixed-income investment styles:
Managed Fixed Income, Total Return Bond, and Inflation-Protected Bond. This multistyle approach seeks to reduce volatility and generate more consistent returns.

      One of the main detractors to Fund performance was the allocation to the Wells Fargo Advantage Inflation-Protected Bond Portfolio, which underperformed as inflation worries temporarily dissipated early in the reporting period. The Wells Fargo Advantage Managed Fixed Income Portfolio in which the Fund invests performed well and contributed to Fund performance due to the Portfolio's underweighted position in the corporate sector and an overweighted position in the higher-performing mortgage-backed securities sector. The Fund's third component, the Wells Fargo Advantage Total Return Bond Portfolio, performed in line with the benchmark.

      The U.S. economy reported better than expected growth during the period. After the post-hurricane lull during the final quarter of 2005, real Gross Domestic Product (GDP) growth rebounded to 5.3% by the end of the first quarter in 2006. Above-trend growth can put pressure on bond prices, and this cycle has been no exception. The Fed continued to raise its target for the Federal funds rate by two full percentage points to 5% during the period. Yields throughout the maturity spectrum rose accordingly, with the yield on the benchmark ten-year Treasury note ending May 2006 at 5.12%, up more than 1.1% from the same time last year. Accordingly, bond prices declined for the reporting period, more than offsetting their income returns.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In the first half of the reporting period, the Fund's overall structure was changed to align its sector exposures more closely with those of its benchmark. This included merging the Wells Fargo Advantage Strategic Value Bond Portfolio with the Wells Fargo Advantage Managed Fixed Income Portfolio, introducing the Wells Fargo Advantage Total Return Bond Portfolio and Wells Fargo Advantage Inflation-Protected Bond Portfolio, and eliminating the Wells Fargo Advantage Tactical Maturity Bond Portfolio.

      Since November 2005, the Fund has been allocated 70% to the Wells Fargo Advantage Managed Fixed Income Portfolio, 20% to the Wells Fargo Advantage Total Return Bond Portfolio, and 10% to the Wells Fargo Advantage Inflation-Protected Bond Portfolio.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Until the economy shows more apparent signs of slowing and inflation readings settle down, we believe that bonds will remain under pressure. The current weakness in the U.S. dollar can also negatively affect bonds. In contrast, it is our belief that the disinflationary forces of global competition and free trade, combined with a glut of liquidity and demand from corporate pension funds, should keep bond yields from moving dramatically higher. At current yield levels, we believe that there is better value in the bond market than at any time during the last four years.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK AND INFLATION-PROTECTED BOND RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND.

1 The Fund's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for the Administrator Class (formerly named Institutional Class) shares of the WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND for periods prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Diversified Bond Fund, its predecessor fund. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND was named the Wells Fargo Diversified Bond Fund.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                                6-Months*    1-Year    5-Year    10-Year
-------------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund - Administrator Class (Incept. Date 11/11/1994)            (0.06)      (0.53)     3.62      5.53
-------------------------------------------------------------------------------------------------------------------------
Benchmark
-------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Aggregate Bond Index 2                                     0.01       (0.48)     5.01      6.34
-------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                      163%
--------------------------------------------------------------------------------
    Average Credit Quality 4                                                  AA
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                5.37%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                 6.64 yrs
--------------------------------------------------------------------------------
    Estimated Average Duration                                          4.98 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV)                                                 $24.40
--------------------------------------------------------------------------------
    Distribution Rate 5                                                    4.62%
--------------------------------------------------------------------------------
    30-Day SEC Yield 6                                                     4.66%

PORTFOLIO ALLOCATION 3,7 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE-CHART IN THE PRINTED MATERIAL.]

Asset Backed Securities                       (9%)
Collateralized Mortgage Securities           (29%)
U.S. Treasury Bonds                          (11%)
U.S. Treasury Notes                           (6%)
U.S. Government Agencies                     (21%)
Corporate Bonds                              (20%)
Municipal Bonds                               (3%)
Repurchase Agreements                         (1%)

GROWTH OF $10,000 INVESTMENT 8 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              WELLS FARGO
                               ADVANTAGE
                              DIVERSIFIED                     Lehman Brothers
                              BOND FUND -                      U.S. Aggregate
   Date                   Administrator Class                    Bond Index
-----------               -------------------                 ---------------
  5/31/1996                     10,000                             10,000
  6/30/1996                     10,096                             10,134
  7/31/1996                     10,119                             10,162
  8/31/1996                     10,111                             10,145
  9/30/1996                     10,250                             10,322
 10/31/1996                     10,430                             10,550
 11/30/1996                     10,592                             10,731
 12/31/1996                     10,510                             10,631
  1/31/1997                     10,523                             10,664
  2/28/1997                     10,527                             10,690
  3/31/1997                     10,403                             10,572
  4/30/1997                     10,540                             10,730
  5/31/1997                     10,622                             10,832
  6/30/1997                     10,739                             10,960
  7/31/1997                     11,104                             11,256
  8/31/1997                     10,917                             11,160
  9/30/1997                     11,120                             11,324
 10/31/1997                     11,365                             11,489
 11/30/1997                     11,436                             11,542
 12/31/1997                     11,586                             11,658
  1/31/1998                     11,771                             11,807
  2/28/1998                     11,727                             11,798
  3/31/1998                     11,749                             11,839
  4/30/1998                     11,798                             11,901
  5/31/1998                     11,939                             12,014
  6/30/1998                     12,093                             12,116
  7/31/1998                     12,080                             12,141
  8/31/1998                     12,420                             12,339
  9/30/1998                     12,734                             12,628
 10/31/1998                     12,575                             12,561
 11/30/1998                     12,632                             12,632
 12/31/1998                     12,639                             12,670
  1/31/1999                     12,716                             12,761
  2/28/1999                     12,416                             12,538
  3/31/1999                     12,478                             12,608
  4/30/1999                     12,516                             12,648
  5/31/1999                     12,435                             12,537
  6/30/1999                     12,401                             12,497
  7/31/1999                     12,387                             12,444
  8/31/1999                     12,373                             12,437
  9/30/1999                     12,473                             12,582
 10/31/1999                     12,487                             12,628
 11/30/1999                     12,501                             12,627
 12/31/1999                     12,489                             12,566
  1/31/2000                     12,505                             12,525
  2/29/2000                     12,734                             12,677
  3/31/2000                     13,008                             12,844
  4/30/2000                     12,902                             12,807
  5/31/2000                     12,835                             12,801
  6/30/2000                     13,105                             13,067
  7/31/2000                     13,248                             13,186
  8/31/2000                     13,461                             13,377
  9/30/2000                     13,461                             13,462
 10/31/2000                     13,568                             13,551
 11/30/2000                     13,840                             13,773
 12/31/2000                     14,142                             14,029
  1/31/2001                     14,268                             14,259
  2/28/2001                     14,418                             14,383
  3/31/2001                     14,423                             14,455
  4/30/2001                     14,267                             14,394
  5/31/2001                     14,343                             14,481
  6/30/2001                     14,393                             14,536
  7/31/2001                     14,662                             14,861
  8/31/2001                     14,820                             15,032
  9/30/2001                     14,906                             15,208
 10/31/2001                     15,215                             15,526
 11/30/2001                     14,918                             15,312
 12/31/2001                     14,864                             15,214
  1/31/2002                     14,969                             15,337
  2/28/2002                     15,109                             15,486
  3/31/2002                     14,792                             15,229
  4/30/2002                     15,031                             15,524
  5/31/2002                     15,123                             15,656
  6/30/2002                     15,213                             15,791
  7/31/2002                     15,362                             15,982
  8/31/2002                     15,509                             16,252
  9/30/2002                     15,701                             16,515
 10/31/2002                     15,573                             16,440
 11/30/2002                     15,536                             16,435
 12/31/2002                     15,775                             16,775
  1/31/2003                     15,783                             16,789
  2/28/2003                     15,976                             17,022
  3/31/2003                     15,907                             17,008
  4/30/2003                     16,028                             17,149
  5/31/2003                     16,350                             17,468
  6/30/2003                     16,300                             17,433
  7/31/2003                     15,949                             16,847
  8/31/2003                     16,001                             16,958
  9/30/2003                     16,309                             17,408
 10/31/2003                     16,229                             17,246
 11/30/2003                     16,277                             17,287
 12/31/2003                     16,395                             17,463
  1/31/2004                     16,506                             17,604
  2/29/2004                     16,664                             17,794
  3/31/2004                     16,791                             17,928
  4/30/2004                     16,424                             17,461
  5/31/2004                     16,365                             17,392
  6/30/2004                     16,417                             17,491
  7/31/2004                     16,534                             17,664
  8/31/2004                     16,743                             18,001
  9/30/2004                     16,785                             18,050
 10/31/2004                     16,874                             18,201
 11/30/2004                     16,778                             18,056
 12/31/2004                     16,907                             18,222
  1/31/2005                     17,009                             18,337
  2/28/2005                     16,914                             18,229
  3/31/2005                     16,862                             18,136
  4/30/2005                     17,055                             18,380
  5/31/2005                     17,223                             18,579
  6/30/2005                     17,343                             18,681
  7/31/2005                     17,160                             18,511
  8/31/2005                     17,389                             18,748
  9/30/2005                     17,196                             18,555
 10/31/2005                     17,080                             18,408
 11/30/2005                     17,141                             18,489
 12/31/2005                     17,315                             18,665
  1/31/2006                     17,301                             18,667
  2/28/2006                     17,344                             18,728
  3/31/2006                     17,172                             18,545
  4/30/2006                     17,134                             18,512
  5/31/2006                     17,131                             18,491

--------------------------------------------------------------------------------

2 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Bond Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

3 Fund characteristics and portfolio allocation are subject to change.

4 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

5 The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

6 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. The calculation includes net asset value (NAV) on the last day of the period.

7 This chart represents the composite of the portfolio allocations of the master portfolios in which the Fund invests. Portfolio holdings are subject to change. See Notes to Financial Statements for a discussion of the master portfolios.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND Administrator Class shares for the most recent ten years with the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND (the Fund) seeks total return with a high level of current income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Philip Susser                            11/29/2002
  Roger Wittlin

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.44% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, outperforming its benchmark, the Merrill Lynch U.S. High Yield Master II Index 2, which returned 7.10%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund outperformed its benchmark for several reasons. As interest rates rose, the Fund's maturity and quality positioning helped relative performance. The Fund's strategy of buying floating-rate paper (which appreciates in value as rates rise) and holding fewer interest rate-sensitive, BB-rated, and long-duration bonds helped cushion the impact of rising rates. In addition, the Fund's sector allocation was a positive contributor, aided by the lack of exposure to utilities (which underperformed the broader market) and aided by the overweighted position to the services and telecommunications sectors. On the other hand, the Fund had less exposure than its benchmark to the riskiest credit issues. Specifically, the underweighted position to highly leveraged CCC-rated, distressed, and bankrupt bonds hurt relative performance because the market rewarded risk by driving up the prices of those bonds.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund's significantly shorter duration holdings, relative to the broader high-yield market, helped performance as interest rates--including long-term interest rates--increased. As rates rose, the Fund began to neutralize that position by buying longer-duration issues. In addition, the Fund increased its exposure to BB-rated issues as part of a strategy to lower the risk profile and exposure to the more leveraged companies in the high-yield market. In terms of issues, the Fund's strategy is focused on buying issues with strong credit fundamentals and avoids companies that are supported by speculative, pro forma earnings. The Fund has increased its exposure to the telecommunications sector because the sector has moved from operating as a high capital expenditure, build-out business model to one that generates stable cash flows with continual consolidation. The Fund has also increased its exposure to the energy sector, which is currently supported by strong fundamentals, consolidation, and ratings upgrades.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund emphasizes a conservative credit philosophy based on bottom-up credit analysis that is designed to capture long-run, total-return potential of the high-yield bond market. The approach is to be mindful of risk and then invest in the most attractive risk-adjusted returns within a company's capital structure.

      Although we believe that the fundamentals are very supportive of the high-yield market, the Fund has gradually moved toward a more defensive stance. The economy continues to be strong, led by global economic growth and business spending. Corporate balance sheets have improved and short-term debt ratios are low. As a result, the default environment may continue to be supportive of credit in the foreseeable future. However, signs of a slowing economy have emerged through a weaker housing market and sluggish consumer spending. Additionally, valuations are stretched, with high-yield bonds spreads at or near all-time lows. While the spreads may stay at these levels given the fundamental backdrop, the investment team is actively positioning the portfolio defensively. With inflationary pressure coming from the strong labor market and rising commodity prices, the Fed may continue to raise interest rates. Rising short-term interest rates (and, potentially, long-term rates) may dampen expected returns on all fixed-income securities, including high-yield bonds. The Fund is increasing its exposure to floating-rate, leveraged loans to counteract both the tight spreads in the high-yield bond market and the impact of rising interest rates. Although the spreads have tightened in the leveraged loan market as well, it is our belief that it currently offers a more attractive risk-adjusted, high-yield return, especially among lower-rated bonds.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND.

1 The Fund's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge              Excluding Sales Charge
                                                            ---------------------------------   ---------------------------------
                                                            6-Months*   1-Year   Life of Fund   6-Months*   1-Year   Life of Fund
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund - Class A (Incept. Date 11/29/2002)     (0.79)      2.61        6.92         3.89       7.44        8.34
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund - Class B (Incept. Date 11/29/2002)     (1.39)      1.65        6.83         3.61       6.65        7.55
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund - Class C (Incept. Date 11/29/2002)      2.51       5.55        7.54         3.51       6.55        7.54
---------------------------------------------------------------------------------------------------------------------------------
Benchmark
---------------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch U.S. High Yield Master II Index 2                                                 4.41       7.10       12.97
---------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                       96%
--------------------------------------------------------------------------------
    Average Credit Quality 4                                                  B1
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                8.34%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                 6.45 yrs
--------------------------------------------------------------------------------
    Estimated Average Duration                                          4.07 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, C)                 $10.22, $10.22, $10.22
--------------------------------------------------------------------------------
    Distribution Rate 5 (Class A, B, C)                      7.06%, 6.31%, 6.32%
--------------------------------------------------------------------------------
    30-Day SEC Yield 6 (Class A, B, C)                       7.04%, 6.61%, 6.62%

PORTFOLIO ALLOCATION 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Foreign Corporate Bonds                       (4%)
Corporate Bonds                              (76%)
Term Loans                                   (19%)
Repurchase Agreements                         (1%)

GROWTH OF $10,000 INVESTMENT 7 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   WELLS FARGO
                  ADVANTAGE HIGH      Merrill Lynch
                    YIELD BOND       U.S. High Yield
    Date          FUND - Class A     Master II Index
 ----------       --------------     ---------------
11/30/2002              9,550             10,000
12/31/2002              9,520             10,146
 1/31/2003              9,530             10,450
 2/28/2003              9,553             10,591
 3/31/2003              9,610             10,870
 4/30/2003             10,022             11,502
 5/31/2003             10,065             11,631
 6/30/2003             10,312             11,959
 7/31/2003             10,207             11,797
 8/31/2003             10,290             11,942
 9/30/2003             10,541             12,271
10/31/2003             10,640             12,525
11/30/2003             10,723             12,693
12/31/2003             10,941             13,000
 1/31/2004             11,045             13,207
 2/29/2004             11,073             13,190
 3/31/2004             11,147             13,284
 4/30/2004             11,136             13,196
 5/31/2004             10,996             12,989
 6/30/2004             11,103             13,177
 7/31/2004             11,224             13,352
 8/31/2004             11,359             13,598
 9/30/2004             11,483             13,787
10/31/2004             11,654             14,048
11/30/2004             11,813             14,199
12/31/2004             11,953             14,414
 1/31/2005             11,945             14,399
 2/28/2005             12,031             14,605
 3/31/2005             11,797             14,207
 4/30/2005             11,649             14,050
 5/31/2005             11,765             14,305
 6/30/2005             11,938             14,576
 7/31/2005             12,160             14,799
 8/31/2005             12,188             14,859
 9/30/2005             12,094             14,710
10/31/2005             12,063             14,603
11/30/2005             12,167             14,673
12/31/2005             12,242             14,803
 1/31/2006             12,411             15,042
 2/28/2006             12,513             15,136
 3/31/2006             12,561             15,232
 4/30/2006             12,663             15,323
 5/31/2006             12,640             15,320
--------------------------------------------------------------------------------

2 The Merrill Lynch U.S. High Yield Master II Index is a market capitalization weighted index of domestic and Yankee high yield bonds. The Index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an Index.

3 Fund characteristics and portfolio allocation are subject to change.

4 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

5 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

6 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND Class A shares for the life of the Fund with the Merrill Lynch U.S. High Yield Master II Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME PLUS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INCOME PLUS FUND (the Fund) seeks to maximize income while maintaining prospects for capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  W. Frank Koster                          07/13/1998
  Thomas M. Price, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 0.97% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, outperforming the Lehman Brothers U.S. Universal Bond Index 2 which returned 0.26%. In addition, the Fund outperformed the Lehman Brothers U.S. Aggregate Bond Index 3 which returned (0.48)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE AT - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund outperformed its benchmark, the Lehman Brothers U.S. Universal Bond Index, and benefited from having a short duration bias, which helped mitigate the Fund's overall price sensitivity to changes in interest rates. Although we have taken some initial steps to move the Fund's duration a little closer to neutral, we will continue to maintain a short duration bias in the near-term since we are still in a rising interest rate environment and a Fed tightening cycle. Our yield curve flattening bias, which has been in place since the Fed began raising interest rates in mid-2004, continued to help Fund performance. During the first quarter of the period, the yield curve flattened modestly and even became inverted at times. While inversions in the yield curve have historically preceded economic slowdowns, we anticipate that economic growth will remain solid. As a result, we maintained a modest yield curve flattening bias in the Fund and watched for other leading indicators to signal a potential economic slowdown.

      Corporate balance sheets were solid and we expected firms to put their robust balance sheets to work during the first half of 2006. Since event risk, leveraged buyouts, and yield curve inversions remain overhangs for the investment grade corporate sector, we continued to maintain the view that avoiding negative credit events may be the key to achieving excess return in investment grade corporate bonds.

      Although the mortgage-backed securities (MBS) sector was relatively volatile, due to market conditions and tightening spreads, we believe that the spreads were still fair and sufficient to allow MBS to continue to outperform in a flat or rising yield environment. We will continue to own bonds that have good convexity profiles as well as commercial mortgage backed securities within the Fund.

      Throughout the period, we maintained an overweighted position in high yield corporates with approximately 30% of the Fund's assets invested in high-yield securities. The Fund's high yield exposure contributed positively to performance because high yield outperformed higher-rated asset classes due to its higher correlation with positive economic growth, lower correlation with increasing interest rates, and better protection against the event risk fears in investment grade corporates.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We did not make any strategic changes to the Fund during the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The remaining months of 2006 may prove to be challenging for the fixed income markets. We anticipate that the Fed will continue to raise the Federal funds rate until it reaches its neutral setting. In a period in which yields are flat or rising moderately, the spread sectors might be expected to perform better than U.S. Treasuries. Throughout the period, the MBS market performed well when U.S. Treasury yields were rising or flat and performed poorly when the U.S. Treasury market rallied. If consensus economic forecast proves to be correct and the economy remains healthy, the MBS sector might be expected to perform better than U.S. Treasuries and perhaps equal the performance of the investment-grade corporates, without the event risk that has become prevalent in the corporate sector. Likewise, it is our belief that high yield corporates would perform well with a healthy economy and covenant protection from event risk. Thus, we expect to maintain our overweighted positions in MBS, asset backed securities, and high yield sectors within the Fund.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INCOME PLUS FUND.

1 The Fund's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INCOME PLUS FUND was named the Wells Fargo Income Plus Fund. Performance shown for Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE INCOME PLUS FUND prior to November 8, 1999, reflects performance of the Class A, Class B, and Class C shares of the Stagecoach Strategic Income Fund, its predecessor fund.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                        Including Sales Charge                    Excluding Sales Charge
                                                ---------------------------------------   ---------------------------------------
                                                6-Months*  1-Year  5-Year  Life of Fund   6-Months*  1-Year  5-Year  Life of Fund
---------------------------------------------------------------------------------------------------------------------------------
Income Plus Fund - Class A
  (Incept. Date 07/13/1998)                      (3.70)    (3.60)   4.49       3.66         0.81      0.97    5.46       4.27
---------------------------------------------------------------------------------------------------------------------------------
Income Plus Fund - Class B
  (Incept. Date 07/13/1998)                      (4.56)    (4.79)   4.34       3.49         0.44      0.21    4.68       3.49
---------------------------------------------------------------------------------------------------------------------------------
Income Plus Fund - Class C
  (Incept. Date 07/13/1998)                      (0.56)    (0.79)   4.68       3.49         0.44      0.21    4.68       3.49
---------------------------------------------------------------------------------------------------------------------------------
Benchmarks
---------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Universal Bond Index 2                                               0.34      0.26    5.41       5.66
---------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Aggregate Bond Index 3                                               0.01     (0.48)   5.01       5.48

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                      171%
--------------------------------------------------------------------------------
    Average Credit Quality 5                                                  A1
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                6.23%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                      N/A
--------------------------------------------------------------------------------
    Estimated Average Duration                                           4.21yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, C)                 $10.49, $10.49, $10.49
--------------------------------------------------------------------------------
    Distribution Rate 6 (Class A, B, C)                      5.00%, 4.25%, 4.25%
--------------------------------------------------------------------------------
    30-Day SEC Yield 7 (Class A, B, C)                       4.92%, 4.40%, 4.40%

PORTFOLIO ALLOCATION 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset Backed Securities                       (9%)
Collateralized Mortgage Securities           (12%)
U.S. Treasury Bonds                           (7%)
U.S. Treasury Notes                           (8%)
U.S. Government Agencies                     (11%)
Foreign Government                            (1%)
Foreign Corporate Bonds                       (2%)
Corporate Bonds                              (47%)
Cash Equivalent                               (3%)

GROWTH OF $10,000 INVESTMENT 8 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   WELLS
                   FARGO
                 ADVANTAGE
                  INCOME          Lehman Brothers     Lehman Brothers
                 PLUS FUND        U.S. Universal      U.S. Aggregate
    Date         - Class A          Bond Index          Bond Index
 -----------     ---------        ---------------     ---------------
 7/13/1998          9,549              10,000               10,000
 7/31/1998          9,512              10,024               10,021
 8/31/1998          9,382              10,023               10,184
 9/30/1998          9,709              10,261               10,423
10/31/1998          9,637              10,219               10,368
11/30/1998          9,844              10,321               10,426
12/31/1998          9,883              10,344               10,458
 1/31/1999          9,945              10,413               10,533
 2/28/1999          9,764              10,248               10,349
 3/31/1999          9,810              10,326               10,406
 4/30/1999          9,976              10,387               10,439
 5/31/1999          9,855              10,282               10,348
 6/30/1999          9,790              10,264               10,315
 7/31/1999          9,717              10,222               10,271
 8/31/1999          9,594              10,211               10,265
 9/30/1999          9,649              10,321               10,385
10/31/1999          9,502              10,365               10,423
11/30/1999          9,519              10,382               10,422
12/31/1999          9,539              10,362               10,372
 1/31/2000          9,415              10,327               10,338
 2/29/2000          9,482              10,458               10,463
 3/31/2000          9,444              10,580               10,601
 4/30/2000          9,387              10,547               10,571
 5/31/2000          9,246              10,528               10,566
 6/30/2000          9,435              10,755               10,785
 7/31/2000          9,567              10,858               10,884
 8/31/2000          9,627              11,017               11,041
 9/30/2000          9,651              11,073               11,111
10/31/2000          9,546              11,117               11,184
11/30/2000          9,600              11,267               11,368
12/31/2000          9,803              11,483               11,579
 1/31/2001         10,066              11,708               11,769
 2/28/2001         10,149              11,806               11,871
 3/31/2001         10,136              11,846               11,931
 4/30/2001         10,103              11,793               11,881
 5/31/2001         10,176              11,878               11,952
 6/30/2001         10,181              11,911               11,997
 7/31/2001         10,368              12,146               12,266
 8/31/2001         10,490              12,297               12,407
 9/30/2001         10,399              12,386               12,552
10/31/2001         10,677              12,635               12,815
11/30/2001         10,653              12,487               12,638
12/31/2001         10,564              12,413               12,557
 1/31/2002         10,624              12,517               12,659
 2/28/2002         10,643              12,634               12,781
 3/31/2002         10,598              12,451               12,569
 4/30/2002         10,750              12,688               12,813
 5/31/2002         10,835              12,784               12,922
 6/30/2002         10,768              12,830               13,034
 7/31/2002         10,711              12,939               13,191
 8/31/2002         10,910              13,178               13,414
 9/30/2002         11,028              13,366               13,631
10/31/2002         10,975              13,321               13,569
11/30/2002         11,150              13,357               13,565
12/31/2002         11,339              13,633               13,846
 1/31/2003         11,401              13,671               13,857
 2/28/2003         11,563              13,864               14,049
 3/31/2003         11,635              13,878               14,038
 4/30/2003         11,867              14,042               14,154
 5/31/2003         12,084              14,310               14,417
 6/30/2003         12,119              14,307               14,389
 7/31/2003         11,786              13,846               13,905
 8/31/2003         11,858              13,946               13,997
 9/30/2003         12,113              14,318               14,368
10/31/2003         12,095              14,215               14,234
11/30/2003         12,128              14,264               14,268
12/31/2003         12,292              14,427               14,414
 1/31/2004         12,381              14,552               14,530
 2/29/2004         12,488              14,694               14,687
 3/31/2004         12,589              14,812               14,797
 4/30/2004         12,395              14,433               14,412
 5/31/2004         12,258              14,360               14,355
 6/30/2004         12,342              14,451               14,436
 7/31/2004         12,465              14,604               14,579
 8/31/2004         12,684              14,894               14,858
 9/30/2004         12,767              14,952               14,898
10/31/2004         12,910              15,089               15,023
11/30/2004         12,927              14,995               14,903
12/31/2004         13,098              15,144               15,040
 1/31/2005         13,129              15,231               15,135
 2/28/2005         13,131              15,169               15,045
 3/31/2005         12,984              15,058               14,969
 4/30/2005         13,034              15,241               15,171
 5/31/2005         13,149              15,419               15,335
 6/30/2005         13,215              15,524               15,419
 7/31/2005         13,168              15,412               15,279
 8/31/2005         13,298              15,601               15,474
 9/30/2005         13,155              15,456               15,315
10/31/2005         13,077              15,332               15,194
11/30/2005         13,169              15,407               15,261
12/31/2005         13,283              15,555               15,406
 1/31/2006         13,314              15,577               15,407
 2/28/2006         13,363              15,639               15,458
 3/31/2006         13,304              15,501               15,307
 4/30/2006         13,295              15,482               15,279
 5/31/2006         13,276              15,459               15,262

--------------------------------------------------------------------------------

2 The Lehman Brothers U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment grade, high yield, and emerging market debt securities with maturities of one year or more. The Fund has selected the Lehman Brothers Universal Index to replace the Lehman Brothers U.S. Aggregate Bond Index going forward because the Lehman Brothers U.S. Universal Bond Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

4 Fund characteristics and portfolio allocation are subject to change.

5 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

6 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

7 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE INCOME PLUS FUND Class A shares for the life of the Fund with the Lehman Brothers U.S. Universal Bond Index and the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (the Fund) seeks to provide total return while providing protection against inflation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Michael J. Bray, CFA                     02/28/2003
  Jay N. Mueller, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (2.11)% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, underperforming its benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index 2 which returned (1.50)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Interest rates rose substantially and ended near the highs of the 12-month period under review. This was reflected in the yields of both Treasury Inflation Protected Securities (TIPs) and ordinary or nominal U.S. Treasury notes and bonds. The yield of the ten-year U.S. Treasury note increased by 1.14% while TIPs of similar maturity increased by 0.73%.

      The increase in nominal yields reflected a continuation of the Fed's policy of tightening credit conditions that began in the summer of 2004. The Fed has raised its target rate for overnight lending to 5% as of May 2006. The Fed increased the Federal funds rate a total of 2% during the past 12 months in response to continued economic growth and increasing inflationary pressures from higher energy prices. TIPs generally respond to increases in the Fed's target rate because such moves generally alter market expectations for real yields. Consequently, the rise in real yields pushed the TIPs market prices down.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      For most of the time since the Fed began raising interest rates, we have positioned the Fund with a shorter than benchmark duration (general sensitivity to interest rates) and have emphasized longer maturity securities over shorter issues. These strategies have been based on the belief that the Fed would continue to increase short term interest rate targets while longer term interest rates would rise to a lesser degree. We recently eliminated these strategic positions and by the end of the period the Fund's duration was neutral to the benchmark. These changes were made because our expectations for both the level of rates and the slope of the yield curve had largely been met. In addition, we added floating rate mortgage-backed securities to potentially increase the overall yield of the portfolio.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that U.S. economic expansion is in a maturing phase. It is also our belief that the Gross Domestic Product growth may run at the historical trend level or slightly below, near 3% annually, while the cost pressures may begin to affect consumer prices. In the coming months, the Fed may break with its consistent series of gradual interest rate hikes and move to more of a "watch and wait" attitude. While upward drift in core inflation measures could motivate some additional tightening of credit by the Fed, we believe that we are probably close to the peak of short-term rate increases. The Fed's policy of raising interest rates may be followed by either a period of stability or by a hasty reversal. At present, we believe that a period of stability is a more likely outcome, but we will remain alert to the possibility of too much tightening, which may eventually lead to target interest rate reductions.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO INFLATION-PROTECTED BOND RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND.

1 The Fund's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND was named the Wells Fargo Inflation-Protected Bond Fund. On April 11, 2005, the Institutional Class shares became the Administrator Class shares.

2 The Lehman Brothers U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an Index.

3 Fund characteristics and portfolio allocation are subject to change.

4 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portofio.

5 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge              Excluding Sales Charge
                                                            ---------------------------------   ---------------------------------
                                                            6-Months*   1-Year   Life of Fund   6-Months*   1-Year   Life of Fund
---------------------------------------------------------------------------------------------------------------------------------
Inflation-Protected Bond Fund - Class A
  (Incept. Date 02/28/2003)                                   (5.69)    (6.52)      1.74         (1.25)     (2.11)       3.19
---------------------------------------------------------------------------------------------------------------------------------
Inflation-Protected Bond Fund - Class B
  (Incept. Date 02/28/2003)                                   (6.52)    (7.76)      1.48         (1.52)     (2.76)       2.36
---------------------------------------------------------------------------------------------------------------------------------
Inflation-Protected Bond Fund - Class C
  (Incept. Date 02/28/2003)                                   (2.62)    (3.85)      2.36         (1.62)     (2.85)       2.36
---------------------------------------------------------------------------------------------------------------------------------
Inflation-Protected Bond Fund - Administrator Class
  (Incept. Date 02/28/2003)                                                                      (1.13)     (1.88)       3.39
---------------------------------------------------------------------------------------------------------------------------------
Benchmark
---------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Treasury Inflation-Protected Securities Index 2                           (0.84)     (1.50)       3.92

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover 4                                                     47%
--------------------------------------------------------------------------------
    Average Credit Quality 5                                                 Aaa
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                2.66%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                      N/A
--------------------------------------------------------------------------------
    Estimated Average Duration                                          8.10 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, C,
      Administrator)                                  $9.60, $9.58, $9.58, $9.58
--------------------------------------------------------------------------------
    Distribution Rate 6 (Class A, B, C,
      Administrator)                                  4.14%, 3.39%, 3.39%, 4.38%
--------------------------------------------------------------------------------
    30-Day SEC Yield 7 (Class A, B, C,
      Administrator)                                  4.33%, 3.79%, 3.79%, 4.79%

PORTFOLIO ALLOCATION 3,8 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Collateralized Mortgage Securities            (2%)
U.S. Treasury Bonds                          (44%)
U.S. Treasury Notes                          (53%)
U.S. Government Agencies                      (1%)

GROWTH OF $10,000 INVESTMENT 9 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   WELLS FARGO           WELLS FARGO        Lehman Brothers
                    ADVANTAGE             ADVANTAGE          U.S. Treasury
               INFLATION-PROTECTED   INFLATION-PROTECTED       Inflation-
                    BOND FUND            BOND FUND -           Protected
    Date            - Class A        Administrator Class    Securities Index
 ----------    -------------------   -------------------    ----------------
 2/28/2003             9,550                10,000               10,000
 3/31/2003             9,442                 9,879                9,838
 4/30/2003             9,402                 9,849                9,812
 5/31/2003             9,831                10,290               10,278
 6/30/2003             9,737                10,204               10,173
 7/31/2003             9,284                 9,721                9,703
 8/31/2003             9,443                 9,891                9,876
 9/30/2003             9,749                10,213               10,203
10/31/2003             9,782                10,251               10,259
11/30/2003             9,785                10,255               10,266
12/31/2003             9,876                10,353               10,370
 1/31/2004             9,976                10,461               10,490
 2/29/2004            10,202                10,700               10,732
 3/31/2004            10,340                10,847               10,904
 4/30/2004             9,831                10,315               10,374
 5/31/2004             9,993                10,487               10,560
 6/30/2004             9,997                10,493               10,566
 7/31/2004            10,083                10,586               10,664
 8/31/2004            10,342                10,860               10,950
 9/30/2004            10,359                10,880               10,972
10/31/2004            10,459                10,988               11,081
11/30/2004            10,411                10,939               11,055
12/31/2004            10,597                11,138               11,248
 1/31/2005            10,588                11,130               11,248
 2/28/2005            10,543                11,085               11,201
 3/31/2005            10,539                11,084               11,211
 4/30/2005            10,727                11,273               11,425
 5/31/2005            10,805                11,357               11,504
 6/30/2005            10,841                11,386               11,552
 7/31/2005            10,627                11,175               11,310
 8/31/2005            10,841                11,403               11,571
 9/30/2005            10,822                11,385               11,555
10/31/2005            10,698                11,256               11,407
11/30/2005            10,710                11,271               11,426
12/31/2005            10,824                11,394               11,567
 1/31/2006            10,835                11,396               11,566
 2/28/2006            10,823                11,397               11,561
 3/31/2006            10,583                11,146               11,308
 4/30/2006            10,561                11,125               11,298
 5/31/2006            10,576                11,144               11,332

--------------------------------------------------------------------------------

6 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

7 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

8 This chart represents the composite of the portfolio allocations of the Master Portfolio in which the Fund invests. Portfolio characteristics are subject to change. See notes to the Financial Statements for a discussion of the Master Portfolio.

9 The chart compares the performance of the WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND Class A and Administrator Class shares for the life of the Fund with the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND (the Fund) seeks current income consistent with safety of principal.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGER                             FUND INCEPTION DATE
  William Stevens                          12/31/1982

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (0.23)% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, underperforming its benchmark, the Lehman Brothers Intermediate U.S. Government Bond Index 2, which returned 0.22%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The overall rise in the Federal funds rate of more than 2% during the period hurt performance, while the flattening of the yield curve during the first half of the period aided performance. The Fund underperformed its benchmark. In the second half of 2005, the Fund's underweighting to U.S. Treasuries hurt performance as higher volatility and widening risk premia caused agency and mortgage debt to underperform lower yielding loans. The Fund benefited from a slightly shorter duration position versus its benchmark. The Fund's overweighted position in mortgages and a position in Fannie Mae (FNMA) inflation-protected bonds also helped performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We took advantage of the low volatility of interest rates during the summer of 2005 to sell some of our higher-yielding securities that we believed would perform poorly if rates moved higher or volatility increased. We substituted prepayment-protected collateralized mortgage obligations as well as securities backed by multifamily housing that are guaranteed by FNMA. The Fund's portfolio is overweighted in mortgages, commercial mortgage-backed securities, and asset-backed securities relative to the benchmark. The Fund's holding in mortgages were focused on 15-year and premium mortgages.

      In addition, we took off most of our bias for a "flatter" yield curve by adding some securities at the short end of the curve and selling longer-term securities because short-term rates rose almost to the level of longer-term rates. We added some longer-term securities back toward the end of the period. We made this adjustment without changing the overall interest rate risk of the portfolio by using cash and selling some cash-equivalent securities. During the latter part of the period, the Fund moved from a long duration position to a short duration position.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With a very flat yield curve, there is little yield advantage to taking on more interest rate risk in a long-term fund and very little to give up for getting shorter. The short end of the curve is driven more by Fed policy, and the long end more by inflation expectations. In the past few months, the Fed has aggressively reiterated its commitment to containing inflation, implying that it will tighten as much as necessary. We believe that this action increases the risk that the Fed will continue to raise interest rates. While in the short term, further tightening may be a headwind for short and intermediate bonds, over a slightly longer horizon, additional tightening may provide opportunities for capital gains in the intermediate part of the curve.

      Our strategy of including mortgage securities generally provides some incremental income to cushion against adverse market conditions. The recent sell-off in commodities, emerging markets, and the U.S. stock market caused an increase in market volatility during May 2006. It is undetermined whether the market moves of May 2006 reflected a healthy correction or a prelude to more systemic risk and further declines in the markets. While we would be more inclined to say that this was a healthy correction, we remain cautious and think that the correction is not over. We believe that increased volatility in the bond markets may provide opportunities to add value through security selection.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN A HIGHER THAN AVERAGE PORTFOLIO TURNOVER RATIO AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE U.S. GOVERNMENT GUARANTEE APPLIES TO CERTAIN OF THE UNDERLYING SECURITIES AND NOT TO SHARES OF THE FUND. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND.

1 The Fund's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A and Class B shares of the WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND for periods prior to November 8, 1999, reflects performance of the Class A and Class B shares of the Norwest Advantage Intermediate Government Income Fund, its predecessor fund. Performance shown for the Class A shares of the Fund prior to May 2, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A shares sales charges and expenses. Performance shown for the Class B shares of the Fund prior to May 17, 1996, reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares of the Fund for periods prior to November 8, 1999, reflects performance of the Class B shares of the predecessor fund adjusted for Class C sales charges and expenses. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND was named the Wells Fargo Intermediate Government Income Fund and the Administrator Class was named the Institutional Class.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                           Including Sales Charge                   Excluding Sales Charge
                                                    -------------------------------------    ------------------------------------
                                                    6-Months*   1-Year   5-Year   10-Year    6-Months*   1-Year   5-Year  10-Year
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund - Class A
  (Incept. Date 05/02/1996)                          (4.17)     (4.72)    2.79     4.71        0.34      (0.23)    3.74    5.20
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund - Class B
  (Incept. Date 05/17/1996)                          (5.04)     (5.99)    2.59     4.40       (0.04)     (0.99)    2.95    4.40
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund - Class C
  (Incept. Date 11/08/1999)                          (0.94)     (1.99)    2.95     4.40        0.06      (0.99)    2.95    4.40
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund -
  Administrator Class (Incept. Date 11/11/1994)                                                0.47      (0.07)    4.01    5.37
---------------------------------------------------------------------------------------------------------------------------------
Benchmark
---------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Intermediate
  U.S. Government Bond Index 2                                                                 0.43       0.22     4.14    5.59

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                      153%
--------------------------------------------------------------------------------
    Average Credit Quality 4                                                 Aa1
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                4.86%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                 4.22 yrs
--------------------------------------------------------------------------------
    Estimated Average Duration                                          3.18 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV)
      (Class A, B, C, Administrator)              $10.51, $10.49, $10.47, $10.50
--------------------------------------------------------------------------------
    Distribution Rate 5
      (Class A, B, C, Administrator)                  4.03%, 3.29%, 3.31%, 4.28%
--------------------------------------------------------------------------------
    30-Day SEC Yield 6
      (Class A, B, C, Administrator)                  3.94%, 3.37%, 3.38%, 4.38%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Collateralized Mortgage Securities           (13%)
U.S. Treasury Bonds                           (1%)
U.S. Treasury Notes                           (8%)
U.S. Government Agencies                     (63%)
Repurchase Agreements                        (15%)

GROWTH OF $10,000 INVESTMENT 7 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO           WELLS FARGO
                 ADVANTAGE             ADVANTAGE
                INTERMEDIATE         INTERMEDIATE        Lehman Brothers
                 GOVERNMENT           GOVERNMENT           Intermediate
                INCOME FUND          INCOME FUND -       U.S. Government
     Date        - Class A        Administrator Class       Bond Index
  ----------    ------------      -------------------    ----------------
    5/31/1996        9,550               10,000               10,000
    6/30/1996        9,634               10,097               10,102
    7/31/1996        9,664               10,119               10,133
    8/31/1996        9,642               10,096               10,145
    9/30/1996        9,785               10,246               10,276
   10/31/1996        9,970               10,449               10,444
   11/30/1996       10,130               10,607               10,570
   12/31/1996       10,017               10,489               10,513
    1/31/1997       10,058               10,532               10,554
    2/28/1997       10,054               10,537               10,571
    3/31/1997        9,950               10,418               10,511
    4/30/1997       10,080               10,554               10,629
    5/31/1997       10,158               10,637               10,712
    6/30/1997       10,256               10,748               10,804
    7/31/1997       10,539               11,035               11,003
    8/31/1997       10,432               10,923               10,961
    9/30/1997       10,591               11,090               11,080
   10/31/1997       10,757               11,264               11,209
   11/30/1997       10,791               11,299               11,234
   12/31/1997       10,891               11,414               11,325
    1/31/1998       11,070               11,591               11,473
    2/28/1998       11,021               11,549               11,461
    3/31/1998       11,048               11,567               11,497
    4/30/1998       11,089               11,621               11,551
    5/31/1998       11,194               11,721               11,631
    6/30/1998       11,287               11,819               11,709
    7/31/1998       11,308               11,840               11,754
    8/31/1998       11,564               12,108               11,977
    9/30/1998       11,955               12,528               12,256
   10/31/1998       11,902               12,472               12,276
   11/30/1998       11,881               12,440               12,239
   12/31/1998       11,942               12,504               12,286
    1/31/1999       11,986               12,550               12,341
    2/28/1999       11,716               12,278               12,172
    3/31/1999       11,795               12,350               12,253
    4/30/1999       11,822               12,379               12,286
    5/31/1999       11,665               12,225               12,210
    6/30/1999       11,619               12,177               12,228
    7/31/1999       11,586               12,142               12,230
    8/31/1999       11,581               12,126               12,247
    9/30/1999       11,720               12,272               12,352
   10/31/1999       11,748               12,289               12,377
   11/30/1999       11,743               12,296               12,385
   12/31/1999       11,678               12,227               12,346
    1/31/2000       11,618               12,167               12,305
    2/29/2000       11,757               12,315               12,407
    3/31/2000       11,925               12,494               12,548
    4/30/2000       11,893               12,464               12,543
    5/31/2000       11,889               12,462               12,577
    6/30/2000       12,104               12,691               12,777
    7/31/2000       12,199               12,793               12,861
    8/31/2000       12,370               12,976               13,005
    9/30/2000       12,419               13,031               13,118
   10/31/2000       12,516               13,136               13,209
   11/30/2000       12,740               13,373               13,403
   12/31/2000       12,964               13,625               13,639
    1/31/2001       13,084               13,753               13,820
    2/28/2001       13,216               13,895               13,947
    3/31/2001       13,272               13,944               14,048
    4/30/2001       13,155               13,825               14,003
    5/31/2001       13,189               13,864               14,060
    6/30/2001       13,240               13,921               14,105
    7/31/2001       13,528               14,239               14,369
    8/31/2001       13,693               14,403               14,497
    9/30/2001       13,934               14,660               14,806
   10/31/2001       14,242               15,001               15,037
   11/30/2001       13,954               14,688               14,858
   12/31/2001       13,819               14,563               14,786
    1/31/2002       13,911               14,663               14,850
    2/28/2002       14,058               14,808               14,972
    3/31/2002       13,768               14,506               14,746
    4/30/2002       14,048               14,817               15,021
    5/31/2002       14,157               14,923               15,127
    6/30/2002       14,320               15,096               15,316
    7/31/2002       14,564               15,369               15,604
    8/31/2002       14,797               15,602               15,782
    9/30/2002       15,050               15,871               16,054
   10/31/2002       14,980               15,812               16,043
   11/30/2002       14,880               15,711               15,916
   12/31/2002       15,153               16,005               16,210
    1/31/2003       15,120               15,964               16,174
    2/28/2003       15,308               16,170               16,357
    3/31/2003       15,258               16,121               16,360
    4/30/2003       15,318               16,191               16,406
    5/31/2003       15,565               16,444               16,664
    6/30/2003       15,525               16,404               16,637
    7/31/2003       15,039               15,908               16,233
    8/31/2003       15,101               15,978               16,262
    9/30/2003       15,418               16,302               16,615
   10/31/2003       15,283               16,162               16,452
   11/30/2003       15,292               16,175               16,454
   12/31/2003       15,397               16,305               16,582
    1/31/2004       15,476               16,377               16,672
    2/29/2004       15,611               16,523               16,830
    3/31/2004       15,695               16,615               16,948
    4/30/2004       15,333               16,235               16,568
    5/31/2004       15,239               16,153               16,515
    6/30/2004       15,302               16,209               16,556
    7/31/2004       15,377               16,307               16,676
    8/31/2004       15,594               16,540               16,922
    9/30/2004       15,615               16,553               16,929
   10/31/2004       15,712               16,660               17,032
   11/30/2004       15,592               16,536               16,874
   12/31/2004       15,688               16,641               16,965
    1/31/2005       15,717               16,691               16,987
    2/28/2005       15,638               16,610               16,894
    3/31/2005       15,605               16,563               16,852
    4/30/2005       15,778               16,751               17,049
    5/31/2005       15,886               16,885               17,185
    6/30/2005       15,940               16,930               17,242
    7/31/2005       15,801               16,786               17,095
    8/31/2005       15,953               16,950               17,285
    9/30/2005       15,830               16,823               17,152
   10/31/2005       15,746               16,737               17,080
   11/30/2005       15,796               16,794               17,150
   12/31/2005       15,877               16,884               17,255
    1/31/2006       15,888               16,900               17,253
    2/28/2006       15,908               16,924               17,256
    3/31/2006       15,850               16,866               17,203
    4/30/2006       15,841               16,876               17,218
    5/31/2006       15,850               16,873               17,223

--------------------------------------------------------------------------------

2 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an Index.

3 Fund characteristics and portfolio allocation are subject to change.

4 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

5 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

6 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (the Fund) seeks to provide current income consistent with capital preservation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Marie Chandoha                           12/18/1992
  Thomas O'Connor, CFA
  William Stevens

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.51% 1 (excluding sales charge) for the 12-month period ended May 31, 2006, underperforming its benchmark, the Lehman Brothers 1-3 Year U.S. Government Bond Index 2, which returned 1.87%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Security selection and relative value trading were the primary factors that affected the Fund's performance during the period. A main detractor from relative performance was an overweighted position in the mortgage sector, which underperformed U.S. Treasuries as mortgage spreads widened. An underweighted position in the U.S. agency sector detracted from performance because it outperformed U.S. Treasury securities for most of the period.

      While the mortgage sector as a whole underperformed, within the mortgage sector we were able to generate positive excess returns through several tactical mortgage relative value trades. The Fund's overweighted position in asset-backed securities (ABS) relative to the benchmark was also beneficial because ABS outperformed both U.S. Treasury and agency securities during the period. Spreads in the asset-backed sector tightened to multi-year lows due to limited fixed rate supply and improving fundamentals in the credit card and automobile asset-backed subsectors. The Fund's overweighted position in commercial mortgage backed securities (CMBS), compared to the benchmark, and relative value trading in the collateralized mortgage obligation (CMO) sector also helped performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      At the beginning of the period we increased the Fund's allocation to both ABS and CMBS. Selection in mortgage securities continued to focus on well-structured, short duration CMOs that offer attractive yields relative to short duration U.S. Treasuries. At the same time, we believed the structural protection of these securities should allow them to outperform in a range of interest rate scenarios. We believe if volatility does return to the markets, the well-structured, short duration CMOs' limited option cost and lower sensitivity to volatility changes may still allow these securities to perform well compared to U.S. Treasuries and agency debentures.

      Early in 2006, we established a position in U.S. agency hybrid ARMs (adjustable rate mortgages) reducing the Fund's position in short duration CMOs and agency debt. We added our first positions in mid-January 2006 after U.S. agency hybrid ARMs lagged the strong performance of the mortgage market in December 2005 and January 2006. The Fund remained overweighted in the mortgage ABS and CMBS sectors and underweighted in U.S. agencies and U.S. Treasuries.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The recent sell off in commodities, emerging markets and the U.S. stock market, caused an increase in market volatility during May 2006. It is undetermined whether the market moves of May 2006 reflected a healthy correction or a prelude to more systemic risk and further declines in the markets. While we would be more inclined to believe this was a healthy correction, we remain cautious and think the correction is not over.

      In mortgages, net supply is projected to be heavy over the next three months, with no obvious outlet, as dealer inventories are close to two-and-a-half year highs and the Office of Federal Housing Enterprise Oversight's (OFHEO) recommendation that Fannie Mae restrict its portfolio growth could mean this potentially large buyer of mortgages may be sidelined.

      From a fundamental perspective, the weakness in the housing market and resulting lower turnover of homes combined with higher interest rates may result in slower prepayment speeds in mortgage securities. In this type of scenario, mortgages could become longer-duration instruments. The uncertainty of how much longer in duration mortgage securities will become, and what constitutes reasonable long-term prepayment assumptions, may create some volatility in that sector.

      While we remain cautious in our broad sector positioning, we believe the increased volatility has created some relative value dislocations. We will continue to seek opportunities in such dislocations.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN A HIGHER THAN AVERAGE PORTFOLIO TURNOVER RATIO AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE U.S. GOVERNMENT GUARANTEE APPLIES TO CERTAIN OF THE UNDERLYING SECURITIES AND NOT TO SHARES OF THE FUND. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND.

1 The Fund's adviser has committed through September 30, 2006 for Class A, Class B, Class C and Administrator Class, and through April 30, 2007 for Institutional Class, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B, Class C, Administrator (formerly named Institutional Class), and Institutional Class shares of the WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND for periods prior to June 9, 2003, reflects performance of the Class A, Class B, Class C and Class R shares, respectively, of the Montgomery Short Duration Government Bond Fund, its predecessor fund, adjusted to reflect applicable sales charges. Performance shown for the Class A shares of the Fund prior to March 11, 1996, reflects the performance of the predecessor fund's Class R shares, adjusted to reflect the Class's fees and expenses. Performance (CONTINUED)

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                  Including Sales Charge               Excluding Sales Charge
                                                            ----------------------------------   ----------------------------------
                                                            6-Months*  1-Year  5-Year  10-Year   6-Months*  1-Year  5-Year  10-Year
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund - Class A
  (Incept. Date 03/11/1996)                                  (1.89)    (1.53)   2.40    4.39       1.15      1.51    3.03    4.71
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund - Class B
  (Incept. Date 05/31/2002)                                  (2.23)    (2.34)   2.29    4.33       0.77      0.66    2.29    4.33
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund - Class C
  (Incept. Date 05/31/2002)                                  (0.23)    (0.34)   2.29    4.34       0.77      0.66    2.29    4.34
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund - Administrator Class
  (Incept. Date 12/18/1992)                                                                        1.27      1.67    3.30    4.98
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund - Institutional Class
  (Incept. Date 04/11/2005)                                                                        1.36      1.85    3.34    5.00
-----------------------------------------------------------------------------------------------------------------------------------
Benchmark
-----------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 1-3 Year U.S. Government Bond Index 2                                            1.28      1.87    3.27    4.91
-----------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                      316%
--------------------------------------------------------------------------------
    Average Credit Quality 4                                                 Aaa
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                4.50%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                 2.06 yrs
--------------------------------------------------------------------------------
    Estimated Average Duration                                          1.83 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV)
      (Class A, B, C, Administrator,
      Institutional)                           $9.81, $9.81, $9.82, $9.82, $9.82
--------------------------------------------------------------------------------
    Distribution Rate 5
      (Class A, B, C, Administrator,
      Institutional)                           3.81%, 3.06%, 3.06%, 4.06%, 4.24%
--------------------------------------------------------------------------------
    30-Day SEC Yield 6
      (Class A, B, C, Administrator,
      Institutional)                           3.61%, 2.97%, 2.96%, 3.97%, 4.16%

PORTFOLIO ALLOCATION 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset Backed Securities                       (2%)
Collateralized Mortgage Securities           (30%)
U.S. Treasury Notes                          (14%)
U.S. Government Agencies                     (45%)
Repurchase Agreements                         (9%)

GROWTH OF $10,000 INVESTMENT 7 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                          WELLS FARGO
                   WELLS FARGO          ADVANTAGE SHORT      Lehman Brothers
                 ADVANTAGE SHORT      DURATION GOVERNMENT     1-3 Year U.S.
               DURATION GOVERNMENT        BOND FUND -          Government
     Date      BOND FUND - Class A    Administrator Class      Bond Index
  ----------   -------------------    -------------------    ---------------
   5/31/1996           9,700                 10,000              10,000
   6/30/1996           9,785                 10,090              10,073
   7/31/1996           9,822                 10,130              10,112
   8/31/1996           9,851                 10,160              10,149
   9/30/1996           9,951                 10,252              10,241
  10/31/1996          10,083                 10,385              10,356
  11/30/1996          10,185                 10,487              10,433
  12/31/1996          10,171                 10,475              10,435
   1/31/1997          10,209                 10,527              10,485
   2/28/1997          10,234                 10,545              10,510
   3/31/1997          10,200                 10,522              10,502
   4/30/1997          10,299                 10,616              10,588
   5/31/1997          10,359                 10,690              10,661
   6/30/1997          10,439                 10,775              10,735
   7/31/1997          10,561                 10,914              10,852
   8/31/1997          10,567                 10,911              10,863
   9/30/1997          10,624                 11,006              10,946
  10/31/1997          10,704                 11,102              11,027
  11/30/1997          10,741                 11,131              11,055
  12/31/1997          10,800                 11,205              11,129
   1/31/1998          10,959                 11,326              11,235
   2/28/1998          10,967                 11,334              11,245
   3/31/1998          11,010                 11,381              11,289
   4/30/1998          11,064                 11,439              11,343
   5/31/1998          11,141                 11,521              11,404
   6/30/1998          11,205                 11,590              11,463
   7/31/1998          11,254                 11,654              11,516
   8/31/1998          11,401                 11,808              11,656
   9/30/1998          11,558                 11,961              11,813
  10/31/1998          11,581                 12,000              11,871
  11/30/1998          11,546                 11,978              11,859
  12/31/1998          11,607                 12,032              11,904
   1/31/1999          11,645                 12,073              11,950
   2/28/1999          11,600                 12,030              11,896
   3/31/1999          11,673                 12,107              11,976
   4/30/1999          11,709                 12,159              12,014
   5/31/1999          11,654                 12,105              12,006
   6/30/1999          11,706                 12,149              12,041
   7/31/1999          11,734                 12,181              12,078
   8/31/1999          11,728                 12,189              12,112
   9/30/1999          11,817                 12,272              12,191
  10/31/1999          11,848                 12,319              12,223
  11/30/1999          11,868                 12,343              12,247
  12/31/1999          11,876                 12,340              12,258
   1/31/2000          11,860                 12,327              12,255
   2/29/2000          11,926                 12,398              12,339
   3/31/2000          12,008                 12,485              12,413
   4/30/2000          12,040                 12,522              12,444
   5/31/2000          12,087                 12,574              12,490
   6/30/2000          12,196                 12,702              12,625
   7/31/2000          12,269                 12,781              12,706
   8/31/2000          12,366                 12,884              12,803
   9/30/2000          12,475                 13,001              12,903
  10/31/2000          12,535                 13,053              12,973
  11/30/2000          12,658                 13,184              13,099
  12/31/2000          12,806                 13,341              13,259
   1/31/2001          12,953                 13,511              13,435
   2/28/2001          13,034                 13,597              13,522
   3/31/2001          13,130                 13,700              13,631
   4/30/2001          13,171                 13,733              13,670
   5/31/2001          13,241                 13,822              13,745
   6/30/2001          13,285                 13,857              13,795
   7/31/2001          13,432                 14,014              13,957
   8/31/2001          13,515                 14,116              14,045
   9/30/2001          13,728                 14,342              14,280
  10/31/2001          13,874                 14,497              14,422
  11/30/2001          13,792                 14,413              14,383
  12/31/2001          13,772                 14,383              14,391
   1/31/2002          13,837                 14,467              14,425
   2/28/2002          13,915                 14,551              14,498
   3/31/2002          13,818                 14,439              14,394
   4/30/2002          13,977                 14,608              14,569
   5/31/2002          14,037                 14,689              14,626
   6/30/2002          14,142                 14,800              14,757
   7/31/2002          14,309                 14,964              14,934
   8/31/2002          14,365                 15,041              14,995
   9/30/2002          14,504                 15,175              15,116
  10/31/2002          14,518                 15,209              15,154
  11/30/2002          14,462                 15,154              15,110
  12/31/2002          14,598                 15,286              15,256
   1/31/2003          14,619                 15,314              15,259
   2/28/2003          14,714                 15,420              15,328
   3/31/2003          14,725                 15,436              15,359
   4/30/2003          14,753                 15,471              15,389
   5/31/2003          14,816                 15,544              15,452
   6/30/2003          14,804                 15,552              15,477
   7/31/2003          14,625                 15,367              15,377
   8/31/2003          14,687                 15,421              15,383
   9/30/2003          14,848                 15,594              15,538
  10/31/2003          14,797                 15,560              15,474
  11/30/2003          14,779                 15,545              15,471
  12/31/2003          14,878                 15,637              15,563
   1/31/2004          14,930                 15,695              15,600
   2/29/2004          14,998                 15,786              15,681
   3/31/2004          15,067                 15,848              15,733
   4/30/2004          14,897                 15,688              15,574
   5/31/2004          14,877                 15,655              15,555
   6/30/2004          14,869                 15,667              15,557
   7/31/2004          14,952                 15,742              15,619
   8/31/2004          15,062                 15,862              15,733
   9/30/2004          15,054                 15,857              15,720
  10/31/2004          15,105                 15,914              15,774
  11/30/2004          15,022                 15,830              15,697
  12/31/2004          15,051                 15,864              15,730
   1/31/2005          15,045                 15,861              15,726
   2/28/2005          15,024                 15,842              15,693
   3/31/2005          15,002                 15,838              15,689
   4/30/2005          15,072                 15,915              15,781
   5/31/2005          15,144                 15,994              15,846
   6/30/2005          15,169                 16,024              15,876
   7/31/2005          15,119                 15,974              15,832
   8/31/2005          15,206                 16,069              15,933
   9/30/2005          15,171                 16,020              15,892
  10/31/2005          15,154                 16,005              15,887
  11/30/2005          15,199                 16,056              15,938
  12/31/2005          15,244                 16,107              16,000
   1/31/2006          15,275                 16,143              16,030
   2/28/2006          15,290                 16,179              16,046
   3/31/2006          15,307                 16,184              16,065
   4/30/2006          15,355                 16,254              16,118
   5/31/2006          15,373                 16,260              16,141

--------------------------------------------------------------------------------

shown for Class B and Class C shares of the Fund prior to May 31, 2002, reflects the performance of the predecessor fund's Class R shares, adjusted to reflect each Class's fees and expenses. Performance shown for Institutional Class shares reflects the performance of the Fund's Administrator Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares' returns are substantially similar to what the Institutional Class shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the share classes do not have the same expenses. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND was named the Wells Fargo Montgomery Short Duration Government Bond Fund.

2 The Lehman Brothers 1-3 Year U.S. Government Bond Index is composed of publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with maturities between one year and 2.9 years are included in the Index. You cannot invest directly in an Index.

3 Fund characteristics and portfolio allocation are subject to change.

4 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

5 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

6 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers 1-3 Year U.S. Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE STABLE INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE STABLE INCOME FUND (the Fund) seeks stability of principal while providing lower volatility total return.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Galliard Capital Management

FUND MANAGERS                            FUND INCEPTION DATE
  Richard Merriam, CFA                     11/11/1994
  Ajay Mirza, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 2.47% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, underperforming its benchmark, the Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index 2, which returned 3.21%. In addition, the Fund underperformed the Lehman Brothers 9-12 Months U.S. Short Treasury Index 3, which returned 2.99%, and outperformed the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index 4, which returned 1.95%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund underperformed its benchmark, the Lehman Brothers 9-12 Month Short-Term U.S. Government/Credit Bond Index 2. Two factors hurt Fund performance during the period. First, as interest rates rose during the period, the price of non-floating-rate holdings in the Fund dropped and had a negative impact. Second, the credit quality of General Motors Acceptance Corporation
(GMAC) and Ford Motor Credit Corporation (FMCC) held by the Fund was downgraded during the period, and that also hurt Fund performance versus the benchmark. However, the exposure to GMAC and FMCC was less than 0.75% of the Fund, and that helped to mitigate the impact on the Fund's overall performance.

      The Fed raised its target for the Federal funds interest rate by 25 basis points in each of its last eight meetings. As of May 31, 2006, the rate stood at 5%. This Fed tightening has prompted increases in interest rates across the maturity spectrum with shorter-term interest rates rising more than longer-term interest rates. As a result, the yield curve continued to flatten during the period, with most maturities yielding about 5%. A significant portion of the Fund is invested in floating-rate securities, and these securities provided rising income as their coupons reset and contributed positively to performance. U.S. agencies, corporate issues, and asset-backed securities all had positive excess returns versus U.S. Treasuries during the past year, which also helped Fund performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund continued its strategy of investing in shorter duration, higher income producing securities, thereby strategically diversifying across most sectors of the fixed-income market. Investment activity primarily involved reinvestment of income, principal payments from mortgage securities, and income from securities that had matured. We continued to find good relative value in floating-rate asset-backed securities and mortgages while we scaled back on corporate issues due to tighter credit spreads, including cutting back on automobile holdings when we saw the opportunity to obtain a favorable price. We also found excellent value in Small Business Association securities and student loan issues, which are backed by the U.S. Government.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Recent market activity has centered on three questions: Will the Fed continue to raise short-term interest rates? Will inflation accelerate? Will the economy slow down? We believe that the economy is slowing in response to higher interest rates and higher energy prices. We believe that longer-term interest rates will remain in a trading range around the current 5% levels plus or minus 50 basis points. As such, we are relatively neutral to our benchmark duration and continue to emphasize both fixed-rate and floating-rate issues in the mortgage, asset-backed, and structured government areas. We believe that the corporate market is less compelling given the tight credit spreads and resulting high valuations.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE STABLE INCOME FUND.

1 The Fund's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Performance shown for Class A, Class B and Administrator (formerly named Institutional) Class shares of the WELLS FARGO ADVANTAGE STABLE INCOME FUND for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Norwest Advantage Stable Income Fund, its predecessor fund. Performance shown for Class A shares for periods prior to May 2, 1996, reflects performance of the Institutional Class shares of the Norwest Fund adjusted for Class A sales charges and expenses. Performance shown for Class B shares for periods prior to May 17, 1996, reflects performance of the Institutional Class shares of the Norwest Fund adjusted for Class B sales charges and expenses. Performance shown for Class C shares for periods prior to June 30, 2003, reflects the performance of the Class A shares of the Fund, adjusted to reflect the Class C sales charges and expenses. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE STABLE INCOME FUND was named the Wells Fargo Stable Income Fund.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                  Including Sales Charge               Excluding Sales Charge
                                                            ----------------------------------   ----------------------------------
                                                            6-Months*  1-Year  5-Year  10-Year   6-Months*  1-Year  5-Year  10-Year
-----------------------------------------------------------------------------------------------------------------------------------
Stable Income Fund - Class A (Incept. Date 05/02/1996)       (0.49)     0.42    1.85    3.86       1.54      2.47    2.26    4.07
-----------------------------------------------------------------------------------------------------------------------------------
Stable Income Fund - Class B (Incept. Date 05/17/1996)       (0.35)     0.28    1.50    3.29       1.15      1.69    1.50    3.29
-----------------------------------------------------------------------------------------------------------------------------------
Stable Income Fund - Class C (Incept. Date 06/30/2003)        0.16      0.70    1.48    3.19       1.16      1.70    1.48    3.19
-----------------------------------------------------------------------------------------------------------------------------------
Stable Income Fund - Administrator Class
  (Incept. Date 11/11/1994)                                                                        1.64      2.70    2.50    4.23
-----------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 9-12 Months Short-Term U.S.
    Government/Credit Bond Index 2                                                                 1.91      3.21    N/A      N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 9-12 Months U.S. Short Treasury Index 3                                          1.81      2.99    2.49    4.28
-----------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 1-3 Year U.S.
    Government/Credit Bond Index 4                                                                 1.31      1.95    3.53    5.08

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                       23%
--------------------------------------------------------------------------------
    Average Credit Quality 6                                                 Aa+
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                5.19%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                 1.13 yrs
--------------------------------------------------------------------------------
    Estimated Average Duration                                          1.00 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, C,
      Administrator)                              $10.23, $10.22, $10.20, $10.23
--------------------------------------------------------------------------------
    Distribution Rate 7 (Class A, B, C,
      Administrator)                                  3.76%, 3.01%, 2.98%, 3.96%
--------------------------------------------------------------------------------
    30-Day SEC Yield 8 (Class A, B, C,
      Administrator)                                  3.93%, 3.25%, 3.24%, 4.21%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 9 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset Backed Securities                      (21%)
Collateralized Mortgage Securities           (21%)
U.S. Treasury Notes                           (3%)
U.S. Government Agencies                     (25%)
Corporate Bonds                              (17%)
Municipal Bonds                               (5%)
Cash Equivalents                              (8%)


GROWTH OF $10,000 INVESTMENT 10 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO         WELLS FARGO                               Lehman Brothers
                ADVANTAGE          ADVANTAGE            Lehman Brothers       1-3 Year U.S.
              STABLE INCOME    STABLE INCOME FUND -     9-12 Months U.S.    Government/Credit
    Date      FUND - Class A   Administrator Class    Short Treasury Index     Bond Index
 ----------   --------------   --------------------   --------------------  -----------------
    5/31/1996       9,800             10,000                  10,000              10,000
    6/30/1996       9,856             10,057                  10,055              10,073
    7/31/1996       9,907             10,109                  10,096              10,112
    8/31/1996       9,942             10,145                  10,146              10,150
    9/30/1996      10,016             10,221                  10,212              10,243
   10/31/1996      10,092             10,298                  10,286              10,358
   11/30/1996      10,148             10,355                  10,339              10,436
   12/31/1996      10,177             10,384                  10,376              10,438
    1/31/1997      10,216             10,424                  10,426              10,488
    2/28/1997      10,252             10,461                  10,466              10,514
    3/31/1997      10,268             10,478                  10,493              10,506
    4/30/1997      10,357             10,569                  10,558              10,592
    5/31/1997      10,412             10,624                  10,621              10,666
    6/30/1997      10,468             10,682                  10,681              10,740
    7/31/1997      10,582             10,798                  10,752              10,859
    8/31/1997      10,589             10,805                  10,790              10,870
    9/30/1997      10,671             10,889                  10,851              10,953
   10/31/1997      10,748             10,968                  10,911              11,032
   11/30/1997      10,775             10,984                  10,949              11,060
   12/31/1997      10,834             11,056                  11,006              11,133
    1/31/1998      10,914             11,137                  11,079              11,240
    2/28/1998      10,951             11,175                  11,110              11,252
    3/31/1998      10,985             11,210                  11,163              11,296
    4/30/1998      11,036             11,262                  11,216              11,352
    5/31/1998      11,076             11,291                  11,267              11,413
    6/30/1998      11,127             11,354                  11,322              11,472
    7/31/1998      11,182             11,411                  11,376              11,526
    8/31/1998      11,275             11,505                  11,459              11,658
    9/30/1998      11,369             11,601                  11,553              11,815
   10/31/1998      11,398             11,631                  11,613              11,866
   11/30/1998      11,417             11,651                  11,628              11,864
   12/31/1998      11,470             11,693                  11,674              11,910
    1/31/1999      11,492             11,727                  11,720              11,961
    2/28/1999      11,492             11,727                  11,735              11,910
    3/31/1999      11,559             11,795                  11,803              11,995
    4/30/1999      11,602             11,839                  11,845              12,036
    5/31/1999      11,601             11,849                  11,880              12,026
    6/30/1999      11,638             11,876                  11,925              12,062
    7/31/1999      11,678             11,917                  11,978              12,096
    8/31/1999      11,705             11,945                  12,017              12,128
    9/30/1999      11,770             12,010                  12,082              12,210
   10/31/1999      11,790             12,031                  12,123              12,246
   11/30/1999      11,813             12,056                  12,155              12,273
   12/31/1999      11,863             12,110                  12,189              12,285
    1/31/2000      11,857             12,117                  12,231              12,285
    2/29/2000      11,921             12,174                  12,293              12,371
    3/31/2000      11,983             12,240                  12,354              12,441
    4/30/2000      12,030             12,290                  12,415              12,465
    5/31/2000      12,097             12,351                  12,469              12,510
    6/30/2000      12,207             12,466                  12,564              12,648
    7/31/2000      12,252             12,526                  12,632              12,734
    8/31/2000      12,328             12,595                  12,673              12,835
    9/30/2000      12,410             12,681                  12,748              12,941
   10/31/2000      12,470             12,745                  12,807              12,999
   11/30/2000      12,551             12,830                  12,891              13,120
   12/31/2000      12,672             12,957                  13,012              13,278
    1/31/2001      12,789             13,092                  13,155              13,466
    2/28/2001      12,883             13,177                  13,212              13,562
    3/31/2001      12,966             13,265                  13,303              13,672
    4/30/2001      12,992             13,307                  13,364              13,715
    5/31/2001      13,063             13,370                  13,441              13,800
    6/30/2001      13,109             13,419                  13,480              13,853
    7/31/2001      13,207             13,535                  13,566              14,027
    8/31/2001      13,270             13,589                  13,603              14,122
    9/30/2001      13,349             13,686                  13,728              14,332
   10/31/2001      13,401             13,728                  13,810              14,475
   11/30/2001      13,350             13,679                  13,834              14,436
   12/31/2001      13,373             13,718                  13,866              14,444
    1/31/2002      13,396             13,731                  13,881              14,485
    2/28/2002      13,419             13,757                  13,913              14,548
    3/31/2002      13,381             13,735                  13,892              14,453
    4/30/2002      13,477             13,835                  13,976              14,615
    5/31/2002      13,524             13,887                  14,004              14,691
    6/30/2002      13,580             13,945                  14,072              14,809
    7/31/2002      13,639             13,992                  14,122              14,956
    8/31/2002      13,636             14,003                  14,139              15,037
    9/30/2002      13,694             14,059                  14,194              15,167
   10/31/2002      13,703             14,071                  14,222              15,187
   11/30/2002      13,704             14,073                  14,227              15,186
   12/31/2002      13,778             14,162                  14,278              15,350
    1/31/2003      13,801             14,172                  14,290              15,369
    2/28/2003      13,865             14,251                  14,309              15,454
    3/31/2003      13,870             14,261                  14,333              15,487
    4/30/2003      13,908             14,292                  14,348              15,547
    5/31/2003      13,931             14,321                  14,363              15,635
    6/30/2003      13,939             14,332                  14,391              15,669
    7/31/2003      13,867             14,262                  14,386              15,567
    8/31/2003      13,895             14,293                  14,400              15,574
    9/30/2003      13,954             14,370                  14,442              15,746
   10/31/2003      13,943             14,349                  14,436              15,682
   11/30/2003      13,943             14,352                  14,438              15,683
   12/31/2003      13,985             14,400                  14,482              15,783
    1/31/2004      14,011             14,430                  14,501              15,826
    2/29/2004      14,051             14,474                  14,527              15,914
    3/31/2004      14,067             14,494                  14,544              15,971
    4/30/2004      14,004             14,433                  14,517              15,807
    5/31/2004      13,993             14,424                  14,516              15,785
    6/30/2004      14,005             14,439                  14,515              15,789
    7/31/2004      14,033             14,472                  14,545              15,856
    8/31/2004      14,071             14,514                  14,584              15,981
    9/30/2004      14,096             14,544                  14,583              15,972
   10/31/2004      14,111             14,562                  14,606              16,027
   11/30/2004      14,100             14,554                  14,596              15,949
   12/31/2004      14,136             14,580                  14,618              15,988
    1/31/2005      14,148             14,611                  14,634              15,985
    2/28/2005      14,146             14,612                  14,640              15,955
    3/31/2005      14,161             14,631                  14,666              15,943
    4/30/2005      14,202             14,676                  14,714              16,036
    5/31/2005      14,254             14,732                  14,760              16,105
    6/30/2005      14,290             14,774                  14,785              16,141
    7/31/2005      14,273             14,758                  14,791              16,098
    8/31/2005      14,339             14,816                  14,850              16,202
    9/30/2005      14,332             14,826                  14,859              16,162
   10/31/2005      14,346             14,829                  14,884              16,155
   11/30/2005      14,385             14,886                  14,931              16,208
   12/31/2005      14,438             14,943                  14,987              16,271
    1/31/2006      14,475             14,984                  15,025              16,303
    2/28/2006      14,503             15,001                  15,061              16,322
    3/31/2006      14,530             15,046                  15,106              16,342
    4/30/2006      14,574             15,094                  15,156              16,397
    5/31/2006      14,606             15,130                  15,200              16,419

--------------------------------------------------------------------------------

2 The Lehman Brothers 9-12 Months Short-Term U.S. Government/ Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an Index.

3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero-coupon strips. You cannot invest directly in an Index.

4 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit indices. The Government Index includes treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

5 Fund characteristics and portfolio allocation are subject to change.

6 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

7 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

8 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

9 This chart represents the composite of the portfolio allocations of the master portfolio in which the Fund invests. Portfolio holdings are subject to change. See Notes to Financial Statements for a discussion of the master portfolio.

10 The chart compares the performance of the WELLS FARGO ADVANTAGE STABLE INCOME FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers 9-12 Months U.S. Short Treasury Index and the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (the Fund) seeks current income while maintaining prospects for capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGER                             FUND INCEPTION DATE
  Thomas M. Price, CFA                     11/30/2000

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 8.18% 1 (excluding sales charges) for the 12-month period that ended May 31, 2006, outperforming its benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index 2, which returned 7.24%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund outperformed its benchmark during the period, and the primary contributor to the Fund's performance was its overweighted positions in lower-rated securities. The Fund was overweighted in the B-rated sector during the period and approximately market-weighted the CCC-rated sector. In addition, we continued to have approximately 4% of the portfolio in equities throughout the period, which also contributed to performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made modest changes to upgrade the quality of some of the Fund's holdings during the period. While the Fund's BB- and higher-rated holdings remained the same, we shifted approximately 5% of the Fund's portfolio from CCC-rated securities to B-rated securities because we believed that the appreciation of the CCC-rated securities, relative to higher-rated credits, had reached their peak.

      We added securities from General Motors (GM) and Ford Motor (Ford) to the Fund during the period, and collectively these two additions accounted for the biggest change we made to the Fund. GM entered the high-yield category at the beginning of the period, and Ford entered the category at the end of August 2005. These two holdings combined made up 11.4% of the Lehman Brothers U.S. Corporate High Yield Bond Index on May 31, 2006. At the beginning of the period, in June 2005, the Fund did not have exposure to GM or Ford securities. By the end of May 2006, the two holdings represented 4.6% of the Fund's portfolio. Most of the exposure we have to GM and Ford securities is to their higher-rated finance subsidiaries. We have not matched the benchmark because we believe that it is disadvantageous for the Fund to have such a large exposure to GM and Ford given both companies could be similarly impacted by adverse development to the auto industry.

      Outside the automobile industry, the most significant changes we made to the Fund's industry exposures were to reduce positions in the media, wireline telecommunications, restaurant, retail, and health care industries. The industries where we significantly increased the Fund's exposure included metals, paper, construction machinery, energy, and utilities. We increased the Fund's exposure to energy to benefit from the higher oil and natural gas prices. The reasoning behind the increase in the utility industry exposure was to reduce the risk in the portfolio given our positive views on the current stability in the utility sector. The changes to the remaining industries, both increases and decreases, were driven by our credit analysis of individual companies, rather than a change in our overall view of performance in any given industry.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the outlook for the high-yield market has become more challenging. Financial performance is currently strong for many high-yield issuers, given the current strength in the economy. As a result, default rates remain low by historical standards. However, financial markets are forward looking, and economic signals are beginning to show some weakness, which may lead to an increase in default rates by 2007. In response, we plan to slowly increase the quality of the Fund's portfolio holdings so that the Fund has the potential of withstanding a negative market shift.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                        Including Sales Charge                    Excluding Sales Charge
                                                ---------------------------------------   ---------------------------------------
                                                6-Months*  1-Year  5-Year  Life of Fund   6-Months*  1-Year  5-Year  Life of Fund
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund - Class A
  (Incept. Date 11/30/2000)                       0.28      3.31    6.68       8.99         5.00      8.18    7.67       9.90
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund - Class B
  (Incept. Date 11/30/2000)                      (0.39)     2.38    6.16       8.56         4.61      7.38    6.47       8.69
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund - Class C
  (Incept. Date 11/30/2000)                       3.61      6.49    6.46       8.68         4.61      7.49    6.46       8.68
---------------------------------------------------------------------------------------------------------------------------------
Benchmark
---------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Corporate
  High Yield Bond Index 2                                                                   4.40      7.24    8.14       9.08
---------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                       89%
--------------------------------------------------------------------------------
    Average Credit Quality 4                                                  B1
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                7.77%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                      N/A
--------------------------------------------------------------------------------
    Estimated Average Duration                                          3.30 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, C)                 $10.18, $10.18, $10.17
--------------------------------------------------------------------------------
    Distribution Rate 5 (Class A, B, C)                      6.50%, 5.74%, 5.73%
--------------------------------------------------------------------------------
    30-Day SEC Yield 6 (Class A, B, C)                       6.04%, 5.56%, 5.55%

PORTFOLIO ALLOCATION 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks                                 (4%)
Term Loans                                    (5%)
Foreign Corporate Bonds                       (5%)
Corporate Bonds                              (76%)
Cash Equivalent                              (10%)


GROWTH OF $10,000 INVESTMENT 7 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   WELLS FARGO
                    ADVANTAGE        Lehman Brothers
                    STRATEGIC        U.S. Corporate
                   INCOME FUND         High Yield
     Date           - Class A          Bond Index
  ----------       -----------       ---------------
  11/30/2000            9,550             10,000
  12/31/2000           10,049             10,193
   1/31/2001           11,374             10,957
   2/28/2001           11,436             11,103
   3/31/2001           10,938             10,841
   4/30/2001           10,855             10,706
   5/31/2001           11,094             10,899
   6/30/2001           10,696             10,593
   7/31/2001           10,739             10,749
   8/31/2001           11,021             10,876
   9/30/2001           10,040             10,145
  10/31/2001           10,127             10,396
  11/30/2001           10,645             10,775
  12/31/2001           10,749             10,731
   1/31/2002           10,853             10,806
   2/28/2002           10,544             10,655
   3/31/2002           10,839             10,912
   4/30/2002           10,823             11,082
   5/31/2002           10,657             11,025
   6/30/2002            9,960             10,212
   7/31/2002            9,450              9,766
   8/31/2002            9,557             10,044
   9/30/2002            9,465              9,912
  10/31/2002            9,281              9,826
  11/30/2002           10,009             10,434
  12/31/2002           10,060             10,580
   1/31/2003           10,236             10,933
   2/28/2003           10,392             11,067
   3/31/2003           10,758             11,386
   4/30/2003           11,456             12,061
   5/31/2003           11,540             12,186
   6/30/2003           12,063             12,536
   7/31/2003           12,108             12,398
   8/31/2003           12,179             12,541
   9/30/2003           12,612             12,884
  10/31/2003           12,935             13,144
  11/30/2003           13,071             13,343
  12/31/2003           13,418             13,645
   1/31/2004           13,860             13,906
   2/29/2004           13,769             13,871
   3/31/2004           13,866             13,965
   4/30/2004           13,834             13,870
   5/31/2004           13,615             13,635
   6/30/2004           13,755             13,831
   7/31/2004           13,920             14,019
   8/31/2004           14,106             14,294
   9/30/2004           14,320             14,501
  10/31/2004           14,578             14,763
  11/30/2004           14,819             14,941
  12/31/2004           15,023             15,164
   1/31/2005           15,035             15,144
   2/28/2005           15,289             15,367
   3/31/2005           14,896             14,920
   4/30/2005           14,660             14,775
   5/31/2005           14,838             15,037
   6/30/2005           15,085             15,332
   7/31/2005           15,320             15,600
   8/31/2005           15,368             15,630
   9/30/2005           15,273             15,474
  10/31/2005           15,090             15,366
  11/30/2005           15,288             15,446
  12/31/2005           15,445             15,579
   1/31/2006           15,695             15,827
   2/28/2006           15,820             15,933
   3/31/2006           15,987             16,029
   4/30/2006           16,105             16,127
   5/31/2006           16,052             16,125

--------------------------------------------------------------------------------

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Strategic Income Fund, its predecessor fund.

2 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an Index.

3 Fund characteristics and portfolio allocation are subject to change.

4 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

5 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

6 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND Class A shares for the life of the Fund with the Lehman Brothers U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (the Fund) seeks total return consisting of income and capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Marie Chandoha                           06/30/1997
  Thomas O'Connor, CFA
  William Stevens

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (0.91)% 1 (excluding sales charges) for the 12-month period that ended May 31, 2006, underperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index 2, which returned (0.48)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund underperformed it benchmark. Security selection dominated the Fund's performance attribution, with a small boost from positioning in the commercial mortgage-backed securities (CMBS) sector.

      In 2006, the Fund's underweighting in certain sectors, such as homebuilders, airlines, paper, and forest products, detracted from performance because these sectors had solid performance. Underweighted positions compared to the benchmark in agency bonds and Ginnie Maes, along with the Fund's overweighted position in CMBS in 2005, also detracted from Fund performance. However, year to date, the Fund's overweighting in CMBS and asset-backed sectors aided performance.

      In corporates, the Fund's portfolio benefited from an overweighted position in several areas. Specifically, overweighting in more volatile sectors like telecommunications and cable/media. During the second half of 2005, we made relative value trades in mortgages, including reductions in the collateralized mortgage obligation (CMO) positions and in the Fund's overweighted position in higher coupon mortgage pass-throughs; both actions aided performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We kept the portfolio neutral in duration and yield curve versus the benchmark and focused on finding undervalued securities and relative value in the markets within the Fund's strategy. We maintained a close-to-neutral weighting in mortgages on a risk-adjusted basis for most of the period, with a focus on seasoned pass-through mortgage sectors and CMOs. We maintained the Fund's underweighted position in agencies for most of the period.

      In CMBS, we entered the period with a 4% overweighted position relative to the benchmark on a duration adjusted basis. In July 2005, we edged up our CMBS exposure to a 6% overweighted position on a duration equivalent basis, returning to a 4% overweighted position by November 2005. We slightly edged up the position again to end the period in May 2006 to a 7% overweighted position on a duration equivalent basis.

      While our broad sector positioning is close to the benchmark, we are still focusing our attention on subsector and individual name positioning, where we continue to find disparities and opportunities in relative value.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The recent sell off in commodities, emerging markets and the U.S. stock market, caused an increase in market volatility during May 2006. It is undetermined whether the market moves of May 2006 reflected a healthy correction or a prelude to more systemic risk and further declines in the markets. While we would be more inclined to believe this was a healthy correction, we're still cautious and think the correction is not over.

      The mortgage and corporate bond markets may sustain further declines that are driven by fundamentals and changing market conditions. The weakness in the housing market and resulting lower turnover of homes combined with higher interest rates may result in slower prepayment speeds in mortgage securities. In this type of scenario, mortgages will become longer-duration instruments. The uncertainty of how much longer in duration mortgage securities will become, and what constitutes reasonable long-term prepayment assumptions, may create some volatility in that sector. In corporates, the volatility in emerging markets and the impact on other sectors remains an area of concern for us. We reduced our risk positioning in emerging markets issuers before the recent volatility and maintained our biggest positions in the high-quality portion of the Fund's benchmark. We also believe that the credit improvements in emerging market countries during the last few years may begin to show signs of slowing. While we remain cautious in our broad sector positioning, the increased volatility has created some relative value dislocations. We continue to focus on capitalizing on these opportunities.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                                  Including Sales Charge
                                                                         -----------------------------------------
                                                                         6-Months*   1-Year   5-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class A (Incept. Date 10/31/2001)                (4.64)     (5.37)     4.04       5.44
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class B (Incept. Date 10/31/2001)                (5.52)     (6.65)     3.86       5.59
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class C (Incept. Date 10/31/2001)                (1.61)     (2.75)     4.12       5.49
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class Z (Incept. Date 04/11/2005)
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Administrator Class (Incept. Date 06/30/1997)
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Institutional Class (Incept. Date 10/31/2001)
------------------------------------------------------------------------------------------------------------------
Benchmark
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Aggregate Bond Index 2


                                                                                  Excluding Sales Charge
                                                                         -----------------------------------------
                                                                         6-Months*   1-Year   5-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class A (Incept. Date 10/31/2001)                (0.15)     (0.91)     5.00       5.99
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class B (Incept. Date 10/31/2001)                (0.52)     (1.65)     4.20       5.59
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class C (Incept. Date 10/31/2001)                (0.61)     (1.75)     4.12       5.49
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class Z (Incept. Date 04/11/2005)                (0.21)     (1.03)     4.83       5.87
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Administrator Class (Incept. Date 06/30/1997)    (0.17)     (0.78)     5.10       6.13
------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Institutional Class (Incept. Date 10/31/2001)     0.05      (0.42)     5.32       6.26
------------------------------------------------------------------------------------------------------------------
Benchmark
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Aggregate Bond Index 2                              0.01      (0.48)     5.01       6.04

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3,4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                      704%
--------------------------------------------------------------------------------
    Average Credit Quality 5                                                 Aa1
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                5.28%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                 6.78 yrs
--------------------------------------------------------------------------------
    Estimated Average Duration                                          4.77 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, C, Z, Administrator,
      Institutional)              $12.02, $12.03, $11.96, $11.81, $11.81, $11.81
--------------------------------------------------------------------------------
    Distribution Rate 6 (Class A, B, C, Z, Administrator,
      Institutional)                    4.38%, 3.63%, 3.63%, 4.33%, 4.58%, 4.86%
--------------------------------------------------------------------------------
    30-Day SEC Yield 7 (Class A, B, C, Z, Administrator,
      Institutional)                    4.19%, 3.64%, 3.64%, 4.34%, 4.59%, 4.87%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 3,4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset Backed Securities                      (10%)
Collateralized Mortgage Securities           (28%)
U.S. Treasury Bonds                           (6%)
U.S. Treasury Notes                           (5%)
U.S. Government Agencies                     (30%)
Corporate Bonds                              (16%)
Repurchase Agreements                         (5%)

GROWTH OF $10,000 INVESTMENT 8 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 WELLS FARGO          WELLS FARGO
                  ADVANTAGE         ADVANTAGE TOTAL
                TOTAL RETURN          RETURN BOND         Lehman Brothers
                  BOND FUND              FUND -           U.S. Aggregate
    Date          - Class A       Administrator Class       Bond Index
 ----------     ------------      -------------------     ---------------
  6/30/1997          9,550               10,000              10,000
  7/31/1997          9,812               10,276              10,270
  8/31/1997          9,715               10,176              10,182
  9/30/1997          9,864               10,333              10,332
 10/31/1997         10,015               10,493              10,482
 11/30/1997         10,061               10,543              10,530
 12/31/1997         10,135               10,622              10,636
  1/31/1998         10,272               10,768              10,773
  2/28/1998         10,258               10,755              10,765
  3/31/1998         10,299               10,800              10,802
  4/30/1998         10,331               10,835              10,858
  5/31/1998         10,449               10,960              10,961
  6/30/1998         10,549               11,067              11,054
  7/31/1998         10,564               11,085              11,078
  8/31/1998         10,768               11,300              11,258
  9/30/1998         10,997               11,543              11,521
 10/31/1998         10,910               11,453              11,461
 11/30/1998         10,934               11,480              11,526
 12/31/1998         10,997               11,549              11,560
  1/31/1999         11,070               11,626              11,643
  2/28/1999         10,880               11,428              11,440
  3/31/1999         10,965               11,520              11,503
  4/30/1999         10,985               11,543              11,539
  5/31/1999         10,894               11,449              11,438
  6/30/1999         10,866               11,421              11,402
  7/31/1999         10,840               11,395              11,353
  8/31/1999         10,839               11,396              11,348
  9/30/1999         10,943               11,508              11,479
 10/31/1999         10,962               11,529              11,522
 11/30/1999         10,960               11,529              11,521
 12/31/1999         10,911               11,480              11,465
  1/31/2000         10,912               11,482              11,428
  2/29/2000         11,047               11,627              11,566
  3/31/2000         11,187               11,775              11,718
  4/30/2000         11,161               11,750              11,685
  5/31/2000         11,141               11,730              11,679
  6/30/2000         11,384               11,988              11,922
  7/31/2000         11,485               12,097              12,031
  8/31/2000         11,636               12,258              12,205
  9/30/2000         11,754               12,384              12,282
 10/31/2000         11,785               12,418              12,363
 11/30/2000         11,968               12,614              12,566
 12/31/2000         12,204               12,864              12,800
  1/31/2001         12,377               13,048              13,010
  2/28/2001         12,482               13,161              13,123
  3/31/2001         12,561               13,247              13,188
  4/30/2001         12,490               13,173              13,133
  5/31/2001         12,570               13,261              13,212
  6/30/2001         12,619               13,314              13,262
  7/31/2001         12,912               13,626              13,559
  8/31/2001         13,043               13,765              13,715
  9/30/2001         13,226               13,961              13,876
 10/31/2001         13,491               14,243              14,166
 11/30/2001         13,270               14,066              13,970
 12/31/2001         13,347               13,984              13,881
  1/31/2002         13,425               14,116              13,993
  2/28/2002         13,565               14,255              14,129
  3/31/2002         13,315               13,991              13,894
  4/30/2002         13,563               14,258              14,164
  5/31/2002         13,669               14,371              14,284
  6/30/2002         13,755               14,463              14,408
  7/31/2002         13,950               14,661              14,582
  8/31/2002         14,178               14,908              14,828
  9/30/2002         14,424               15,173              15,068
 10/31/2002         14,340               15,086              14,999
 11/30/2002         14,358               15,109              14,995
 12/31/2002         14,656               15,411              15,305
  1/31/2003         14,683               15,420              15,318
  2/28/2003         14,899               15,650              15,530
  3/31/2003         14,866               15,630              15,518
  4/30/2003         15,003               15,781              15,646
  5/31/2003         15,315               16,106              15,937
  6/30/2003         15,262               16,055              15,905
  7/31/2003         14,735               15,521              15,371
  8/31/2003         14,863               15,662              15,472
  9/30/2003         15,265               16,083              15,882
 10/31/2003         15,119               15,929              15,735
 11/30/2003         15,144               15,959              15,773
 12/31/2003         15,297               16,126              15,933
  1/31/2004         15,412               16,253              16,061
  2/29/2004         15,574               16,429              16,235
  3/31/2004         15,697               16,550              16,357
  4/30/2004         15,315               16,157              15,932
  5/31/2004         15,247               16,087              15,868
  6/30/2004         15,314               16,162              15,958
  7/31/2004         15,470               16,332              16,116
  8/31/2004         15,751               16,637              16,424
  9/30/2004         15,794               16,673              16,468
 10/31/2004         15,912               16,816              16,607
 11/30/2004         15,778               16,675              16,474
 12/31/2004         15,907               16,817              16,625
  1/31/2005         16,003               16,923              16,730
  2/28/2005         15,920               16,837              16,631
  3/31/2005         15,815               16,727              16,547
  4/30/2005         16,014               16,944              16,770
  5/31/2005         16,191               17,137              16,951
  6/30/2005         16,278               17,234              17,044
  7/31/2005         16,122               17,069              16,889
  8/31/2005         16,313               17,278              17,105
  9/30/2005         16,144               17,097              16,929
 10/31/2005         16,015               16,960              16,796
 11/30/2005         16,067               17,032              16,869
 12/31/2005         16,212               17,176              17,030
  1/31/2006         16,213               17,179              17,031
  2/28/2006         16,252               17,223              17,088
  3/31/2006         16,099               17,075              16,920
  4/30/2006         16,063               17,037              16,890
  5/31/2006         16,043               17,003              16,871

--------------------------------------------------------------------------------

      The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Performance shown for the Class A, Class B, Class C, Administrator (formerly named Institutional) Class, and Institutional Class (formerly named Select Class) shares of the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND for periods prior to June 9, 2003, reflects the performance of the Class A, Class B, Class C, Class R and Class R shares, respectively, of the Montgomery Total Return Bond Fund, its predecessor fund, adjusted to reflect applicable sales charges. Performance for the Class A, Class B and Class C shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund's Class R shares, adjusted to reflect each Class's fees and Institutional Class shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund's Class R shares, and includes expenses that are not applicable to the Institutional Class shares. Performance shown for Class Z shares reflects the performance of the Fund's Administrator Class shares and includes expenses that are not applicable to and are lower than those of the Class Z shares. The Administrator Class shares' returns are substantially similar to what the Class Z shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND was named the Wells Fargo Montgomery Total Return Bond Fund.

2 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

3 This chart represents the composite of the portfolio allocations of the Master Portfolio in which the Fund invests. Portfolio holdings are subject to change. See notes to the Financial Statements for a discussion of the Master Portfolio.

4 Fund characteristics and portfolio allocation are subject to change.

5 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

6 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

7 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND Class A and Administrator Class shares for the life of the Fund with the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum, initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND (the Fund) seeks current income consistent with capital preservation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Jay N. Mueller, CFA                      03/31/1994
  Thomas M. Price, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 3.64% 1 (excluding sales charges) for the 12-month period that ended May 31, 2006, outperforming its benchmark, the Lehman Brothers Short-Term U.S. Government/Credit Bond Index 2, which returned 3.21%. In addition, the Fund outperformed the Citigroup 1-Year Treasury Benchmark-on-the-Run Index 3, which returned 2.77%, the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index 4, which returned 1.95%, and the Lehman Brothers 9-12 Months Short Treasury Index 5, which returned 2.99%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE AT - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund outperformed its benchmark, the Lehman Brothers Short-Term U.S. Government/Credit Bond Index. Throughout the period, we pursued a strategy to minimize interest rate sensitivity by keeping the Fund's holdings relatively short and allocating a significant portion of Fund assets to floating-rate securities, which we believe tend to hold their value better than fixed-coupon debt in a rising interest rate environment. In addition to our overall interest rate strategy, the Fund's outperformance can also be attributed to the positive returns generated by its allocation to corporate bonds and mortgage-backed securities.

      The 12-month reporting period was a time of sharply rising short-term interest rates. The Fed tightened monetary policy, increasing the Federal funds rate eight times by 0.25% in each increment. Market-driven interest rates rose in accordance with the Fed's actions. Short-term U.S. Treasury yields increased by nearly 2% while intermediate- and longer-term rates climbed by about 1%.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      For most of the 12-month period, we targeted a duration, or level of interest rate sensitivity, that was lower than that of the Fund's benchmark. Toward the end of the reporting period, we targeted a duration that was closer to the benchmark based on our belief that the Fed's tightening regime had nearly run its course. The Fund's maturity spectrum emphasis and sector allocation were essentially unchanged during the period. We reduced the Fund's holdings of automobile-related securities because of the continuing challenges faced by the U.S.-based major manufacturers.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the U.S. economic expansion is in a maturing phase. It is also our belief that the Gross Domestic Product growth may run at the historical trend level or slightly below, near 3% annually, and the cost pressures may begin to affect consumer prices. In this environment, the Fed may face conflicting signals and break from its consistent series of gradual interest rate hikes and move to more of a "watch and wait" attitude. While upward drift in core inflation measures could motivate some additional tightening of credit by the Fed, we believe that short-term rates are probably closer to their peak for this cycle. The Fed's policy of raising interest rates may be followed by either a period of stability or by a hasty reversal. As of the end of May 2006, we believe that a period of stability is a more likely outcome, but we remain alert to the possibility of too much tightening, which may eventually lead to Federal funds rate reductions.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B, Class C and Class Z shares of the WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B, Class C and Class Z shares, respectively, of the Strong Advisor Short Duration Bond Fund, its predecessor fund. Performance shown for periods prior to November 30, 2000, for the Class A, Class B and Class C shares reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect the respective share classes sales charges and expenses.

2 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an Index.

3 The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued (on-the-run) one year treasuries each month (auctioned monthly). It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. You cannot invest directly in an Index.

4 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of (CONTINUED)

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                        Including Sales Charge
                                                                  ----------------------------------
                                                                  6-Months*  1-Year  5-Year  10-Year
----------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class A
  (Incept. Date 11/30/2000)                                         0.04      1.57    1.75    4.12
----------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class B
  (Incept. Date 11/30/2000)                                         0.31      1.37    1.28    3.57
----------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class C
  (Incept. Date 11/30/2000)                                         0.81      1.87    1.32    3.43
----------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class Z
  (Incept. Date 03/31/1994)
----------------------------------------------------------------------------------------------------
Benchmarks
----------------------------------------------------------------------------------------------------
  Lehman Brothers Short-Term U.S. Government/Credit Bond Index 2
----------------------------------------------------------------------------------------------------
  Citigroup 1-Year Treasury Benchmark-on-the-Run Index 3
----------------------------------------------------------------------------------------------------
  Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index 4
----------------------------------------------------------------------------------------------------
  Lehman Brothers 9-12 Months U.S. Short Treasury Index 5
----------------------------------------------------------------------------------------------------

                                                                        Excluding Sales Charge
                                                                  ----------------------------------
                                                                  6-Months*  1-Year  5-Year  10-Year
----------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class A
  (Incept. Date 11/30/2000)                                         2.09      3.64    2.16    4.33
----------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class B
  (Incept. Date 11/30/2000)                                         1.81      2.76    1.28    3.57
----------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class C
  (Incept. Date 11/30/2000)                                         1.81      2.76    1.32    3.43
----------------------------------------------------------------------------------------------------
Ultra-Short Duration Bond Fund - Class Z
  (Incept. Date 03/31/1994)                                         2.06      3.45    2.14    4.31
----------------------------------------------------------------------------------------------------
Benchmarks
----------------------------------------------------------------------------------------------------
  Lehman Brothers Short-Term U.S. Government/Credit Bond Index 2    1.91      3.21    N/A     N/A
----------------------------------------------------------------------------------------------------
  Citigroup 1-Year Treasury Benchmark-on-the-Run Index 3            1.72      2.77    2.53    4.32
----------------------------------------------------------------------------------------------------
  Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index 4      1.31      1.95    3.53    5.08
----------------------------------------------------------------------------------------------------
  Lehman Brothers 9-12 Months U.S. Short Treasury Index 5           1.81      2.99    2.49    4.28
----------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 6 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
    Portfolio Turnover                                                       23%
--------------------------------------------------------------------------------
    Average Credit Quality 7                                                 Aa2
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                5.79%
--------------------------------------------------------------------------------
    Estimated Weighted Average Maturity                                      N/A
--------------------------------------------------------------------------------
    Estimated Average Duration                                          0.42 yrs
--------------------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, C, Z)          $9.57, $9.55, $9.57, $9.53
--------------------------------------------------------------------------------
    Distribution Rate 8 (Class A, B, C, Z)            4.98%, 4.23%, 4.23%, 4.94%
--------------------------------------------------------------------------------
    30-Day SEC Yield 9 (Class A, B, C, Z)             4.38%, 3.72%, 3.72%, 4.44%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 6 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset Backed Securities                      (29%)
Collateralized Mortgage Securities           (29%)
U.S. Government Agencies                     (13%)
Municipal Bonds                               (1%)
Foreign Corporate Bonds                       (3%)
Corporate Bonds                              (24%)
Cash Equivalent                               (1%)

GROWTH OF $10,000 INVESTMENT 10 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO       WELLS FARGO
                 ADVANTAGE         ADVANTAGE           Citigroup          Lehman Brothers       Lehman Brothers
                ULTRA-SHORT       ULTRA-SHORT       1-Year Treasury        1-3 Year U.S.          9-12 Months
               DURATION BOND     DURATION BOND    Benchmark-on-the-Run   Government/Credit         U.S. Short
    Date       FUND - Class A    FUND - Class Z          Index              Bond Index           Treasury Index
 ----------    --------------    --------------   --------------------   -----------------      ----------------
  5/31/1996         9,800            10,000              10,000               10,000                 10,000
  6/30/1996         9,870            10,072              10,055               10,073                 10,055
  7/31/1996         9,933            10,136              10,094               10,112                 10,096
  8/31/1996        10,003            10,207              10,143               10,150                 10,146
  9/30/1996        10,142            10,349              10,211               10,243                 10,212
 10/31/1996        10,264            10,473              10,288               10,358                 10,286
 11/30/1996        10,378            10,590              10,341               10,436                 10,339
 12/31/1996        10,409            10,622              10,376               10,438                 10,376
  1/31/1997        10,516            10,731              10,428               10,488                 10,426
  2/28/1997        10,555            10,771              10,466               10,514                 10,466
  3/31/1997        10,549            10,764              10,494               10,506                 10,493
  4/30/1997        10,668            10,885              10,558               10,592                 10,558
  5/31/1997        10,747            10,966              10,624               10,666                 10,621
  6/30/1997        10,860            11,082              10,687               10,740                 10,681
  7/31/1997        10,931            11,154              10,764               10,859                 10,752
  8/31/1997        10,972            11,196              10,802               10,870                 10,790
  9/30/1997        11,101            11,328              10,861               10,953                 10,851
 10/31/1997        10,959            11,183              10,921               11,032                 10,911
 11/30/1997        10,984            11,208              10,959               11,060                 10,949
 12/31/1997        11,104            11,331              11,011               11,133                 11,006
  1/31/1998        11,097            11,323              11,084               11,240                 11,079
  2/28/1998        11,194            11,423              11,114               11,252                 11,110
  3/31/1998        11,272            11,502              11,169               11,296                 11,163
  4/30/1998        11,310            11,541              11,220               11,352                 11,216
  5/31/1998        11,336            11,567              11,269               11,413                 11,267
  6/30/1998        11,358            11,590              11,323               11,472                 11,322
  7/31/1998        11,481            11,715              11,378               11,526                 11,376
  8/31/1998        11,288            11,518              11,469               11,658                 11,459
  9/30/1998        11,350            11,582              11,560               11,815                 11,553
 10/31/1998        11,375            11,607              11,621               11,866                 11,613
 11/30/1998        11,489            11,723              11,623               11,864                 11,628
 12/31/1998        11,557            11,793              11,659               11,910                 11,674
  1/31/1999        11,594            11,830              11,704               11,961                 11,720
  2/28/1999        11,611            11,848              11,717               11,910                 11,735
  3/31/1999        11,711            11,950              11,790               11,995                 11,803
  4/30/1999        11,846            12,088              11,833               12,036                 11,845
  5/31/1999        11,866            12,108              11,866               12,026                 11,880
  6/30/1999        11,942            12,185              11,922               12,062                 11,925
  7/31/1999        11,990            12,234              11,975               12,096                 11,978
  8/31/1999        11,991            12,236              12,010               12,128                 12,017
  9/30/1999        12,058            12,304              12,072               12,210                 12,082
 10/31/1999        12,134            12,381              12,104               12,246                 12,123
 11/30/1999        12,200            12,449              12,128               12,273                 12,155
 12/31/1999        12,224            12,474              12,156               12,285                 12,189
  1/31/2000        12,240            12,489              12,186               12,285                 12,231
  2/29/2000        12,295            12,546              12,246               12,371                 12,293
  3/31/2000        12,349            12,602              12,303               12,441                 12,354
  4/30/2000        12,401            12,654              12,374               12,465                 12,415
  5/31/2000        12,452            12,707              12,420               12,510                 12,469
  6/30/2000        12,552            12,808              12,517               12,648                 12,564
  7/31/2000        12,631            12,889              12,590               12,734                 12,632
  8/31/2000        12,697            12,956              12,667               12,835                 12,673
  9/30/2000        12,789            13,050              12,742               12,941                 12,748
 10/31/2000        12,841            13,103              12,804               12,999                 12,807
 11/30/2000        12,856            13,119              12,892               13,120                 12,891
 12/31/2000        13,017            13,284              13,019               13,278                 13,012
  1/31/2001        13,195            13,453              13,168               13,466                 13,155
  2/28/2001        13,267            13,539              13,235               13,562                 13,212
  3/31/2001        13,318            13,590              13,330               13,672                 13,303
  4/30/2001        13,352            13,626              13,391               13,715                 13,364
  5/31/2001        13,449            13,718              13,468               13,800                 13,441
  6/30/2001        13,417            13,686              13,505               13,853                 13,480
  7/31/2001        13,562            13,838              13,600               14,027                 13,566
  8/31/2001        13,681            13,944              13,660               14,122                 13,603
  9/30/2001        13,679            13,952              13,800               14,332                 13,728
 10/31/2001        13,744            13,999              13,887               14,475                 13,810
 11/30/2001        13,717            13,970              13,912               14,436                 13,834
 12/31/2001        13,685            13,950              13,939               14,444                 13,866
  1/31/2002        13,656            13,919              13,949               14,485                 13,881
  2/28/2002        13,672            13,934              13,993               14,548                 13,913
  3/31/2002        13,594            13,854              13,966               14,453                 13,892
  4/30/2002        13,670            13,932              14,061               14,615                 13,976
  5/31/2002        13,719            13,981              14,096               14,691                 14,004
  6/30/2002        13,734            13,994              14,171               14,809                 14,072
  7/31/2002        13,676            13,934              14,230               14,956                 14,122
  8/31/2002        13,724            13,983              14,243               15,037                 14,139
  9/30/2002        13,771            14,030              14,308               15,167                 14,194
 10/31/2002        13,765            14,020              14,340               15,187                 14,222
 11/30/2002        13,820            14,088              14,340               15,186                 14,227
 12/31/2002        13,861            14,129              14,399               15,350                 14,278
  1/31/2003        13,905            14,171              14,410               15,369                 14,290
  2/28/2003        13,973            14,241              14,434               15,454                 14,309
  3/31/2003        14,000            14,268              14,462               15,487                 14,333
  4/30/2003        14,066            14,323              14,479               15,547                 14,348
  5/31/2003        14,089            14,349              14,496               15,635                 14,363
  6/30/2003        14,093            14,368              14,524               15,669                 14,391
  7/31/2003        14,026            14,298              14,516               15,567                 14,386
  8/31/2003        14,057            14,314              14,530               15,574                 14,400
  9/30/2003        14,112            14,373              14,569               15,746                 14,442
 10/31/2003        14,102            14,387              14,565               15,682                 14,436
 11/30/2003        14,119            14,390              14,564               15,683                 14,438
 12/31/2003        14,160            14,448              14,611               15,783                 14,482
  1/31/2004        14,190            14,463              14,628               15,826                 14,501
  2/29/2004        14,233            14,507              14,655               15,914                 14,527
  3/31/2004        14,263            14,537              14,674               15,971                 14,544
  4/30/2004        14,209            14,496              14,633               15,807                 14,517
  5/31/2004        14,193            14,479              14,630               15,785                 14,516
  6/30/2004        14,195            14,480              14,626               15,789                 14,515
  7/31/2004        14,213            14,497              14,658               15,856                 14,545
  8/31/2004        14,273            14,543              14,700               15,981                 14,584
  9/30/2004        14,290            14,576              14,697               15,972                 14,583
 10/31/2004        14,292            14,567              14,722               16,027                 14,606
 11/30/2004        14,282            14,568              14,696               15,949                 14,596
 12/31/2004        14,304            14,588              14,719               15,988                 14,618
  1/31/2005        14,353            14,621              14,730               15,985                 14,634
  2/28/2005        14,373            14,639              14,729               15,955                 14,640
  3/31/2005        14,365            14,629              14,751               15,943                 14,666
  4/30/2005        14,387            14,684              14,803               16,036                 14,714
  5/31/2005        14,442            14,738              14,849               16,105                 14,760
  6/30/2005        14,468            14,748              14,874               16,141                 14,785
  7/31/2005        14,498            14,776              14,872               16,098                 14,791
  8/31/2005        14,555            14,832              14,935               16,202                 14,850
  9/30/2005        14,573            14,864              14,940               16,162                 14,859
 10/31/2005        14,613            14,904              14,959               16,155                 14,884
 11/30/2005        14,662            14,938              15,002               16,208                 14,930
 12/31/2005        14,698            14,974              15,059               16,271                 14,987
  1/31/2006        14,737            15,029              15,096               16,303                 15,024
  2/28/2006        14,790            15,083              15,131               16,322                 15,060
  3/31/2006        14,848            15,126              15,173               16,342                 15,106
  4/30/2006        14,905            15,183              15,222               16,397                 15,155
  5/31/2006        14,968            15,246              15,261               16,419                 15,199

--------------------------------------------------------------------------------

more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

5 The Lehman Brothers 9-12 Months U.S. Short Treasury Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero-coupon strips. Due to the similarity between this Index and the Citigroup 1-Year Treasury Benchmark-on-the-Run Index. The Fund has elected to only show the Lehman Brothers 9-12 Months U.S. Short Treasury Index going forward. You cannot invest directly in an Index.

6 Fund characteristics and portfolio allocation are subject to change.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The distribution rate is based on the actual distributions made by the Fund.The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable net asset value (NAV) price.

9 SEC yields include the actual interest earned in the last 30 days (adjusted by realized gain or loss from the return of principal, if any) less expenses, divided by average shares outstanding during that period and the maximum offering price of the last day of the period. For Class A shares the SEC yield calculation includes the maximum sales charge; for all other share classes the calculation includes net asset value (NAV) on the last day of the period.

10 The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND Class A shares and Class Z shares for the most recent ten years with the Citigroup 1-Year Treasury Benchmark-on-the-Run Index, the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index, and the Lehman Brothers 9-12 Months U.S. Short Treasury Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

WELLS FARGO ADVANTAGE INCOME FUNDS                     FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (December 1, 2005 to May 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               Beginning         Ending
                                                                Account          Account         Expenses       Net Annual
                                                                 Value            Value        Paid During       Expense
                                                               12/01/2005       05/31/2006       Period(1)        Ratio
Wells Fargo Advantage Diversified Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Diversified Bond Fund -
Administrator Class
Actual                                                          $1,000.00       $  999.40          $3.47           0.70%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,021.32          $3.51           0.70%

Wells Fargo Advantage High Yield Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage High Yield Bond Fund - Class A
Actual                                                          $1,000.00       $1,038.90          $5.81           1.15%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,019.09          $5.76           1.15%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage High Yield Bond Fund - Class B
Actual                                                          $1,000.00       $1,036.10          $9.59           1.90%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,015.37          $9.49           1.90%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage High Yield Bond Fund - Class C
Actual                                                          $1,000.00       $1,035.10          $9.59           1.90%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,015.37          $9.49           1.90%

Wells Fargo Advantage Income Plus Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Income Plus Fund - Class A
Actual                                                          $1,000.00       $1,008.10          $4.98           1.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,019.84          $5.01           1.00%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Income Plus Fund - Class B
Actual                                                          $1,000.00       $1,004.40          $8.70           1.75%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.12          $8.75           1.75%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Income Plus Fund - Class C
Actual                                                          $1,000.00       $1,004.40          $8.70           1.75%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.12          $8.75           1.75%

FUND EXPENSES (UNAUDITED)                     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                               Beginning         Ending
                                                                Account          Account         Expenses       Net Annual
                                                                 Value            Value        Paid During       Expense
                                                               12/01/2005       05/31/2006       Period(1)        Ratio
Wells Fargo Advantage Inflation Protected Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Inflation Protected Bond Fund - Class A
Actual                                                          $1,000.00       $  987.50          $4.19           0.85%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,020.58          $4.26           0.85%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Inflation Protected Bond Fund - Class B
Actual                                                          $1,000.00       $  984.80          $7.87           1.60%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.86          $8.00           1.60%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Inflation Protected Bond Fund - Class C
Actual                                                          $1,000.00       $  983.80          $7.87           1.60%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.86          $8.00           1.60%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Inflation Protected Bond Fund -
Administrator Class
Actual                                                          $1,000.00       $  988.70          $2.96           0.60%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,021.82          $3.01           0.60%

Wells Fargo Advantage Intermediate Government Income Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Intermediate Government Income Fund -
Class A
Actual                                                          $1,000.00       $1,003.40          $4.72           0.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,020.08          $4.76           0.95%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Intermediate Government Income Fund -
Class B
Actual                                                          $1,000.00       $  999.60          $8.43           1.70%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.36          $8.50           1.70%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Intermediate Government Income Fund -
Class C
Actual                                                          $1,000.00       $1,000.60          $8.43           1.70%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.36          $8.50           1.70%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Intermediate Government Income Fund -
Administrator Class
Actual                                                          $1,000.00       $1,004.70          $3.48           0.70%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,021.32          $3.51           0.70%

WELLS FARGO ADVANTAGE INCOME FUNDS                     FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                               Beginning         Ending
                                                                Account          Account         Expenses       Net Annual
                                                                 Value            Value        Paid During       Expense
                                                               12/01/2005       05/31/2006       Period(1)        Ratio
Wells Fargo Advantage Short Duration Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Short Duration Government Bond Fund -
Class A
Actual                                                          $1,000.00       $1,011.50          $4.24           0.85%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,020.58          $4.26           0.85%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Short Duration Government Bond Fund -
Class B
Actual                                                          $1,000.00       $1,007.70          $7.96           1.60%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.86          $8.00           1.60%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Short Duration Government Bond Fund -
Class C
Actual                                                          $1,000.00       $1,007.70          $7.96           1.60%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.86          $8.00           1.60%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Short Duration Government Bond Fund -
Administrator Class
Actual                                                          $1,000.00       $1,012.70          $2.99           0.60%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,021.82          $3.01           0.60%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Short Duration Government Bond Fund -
Institutional Class
Actual                                                          $1,000.00       $1,013.60          $2.10           0.42%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,022.71          $2.11           0.42%

Wells Fargo Advantage Stable Income Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Stable Income Fund - Class A
Actual                                                          $1,000.00       $1,015.40          $4.35           0.87%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,020.48          $4.36           0.87%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Stable Income Fund - Class B
Actual                                                          $1,000.00       $1,011.50          $8.08           1.62%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.76          $8.10           1.62%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Stable Income Fund - Class C
Actual                                                          $1,000.00       $1,011.60          $8.08           1.62%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.76          $8.10           1.62%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Stable Income Fund - Administrator Class
Actual                                                          $1,000.00       $1,016.40          $3.25           0.65%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,021.57          $3.26           0.65%

Wells Fargo Advantage Strategic Income Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Strategic Income Fund - Class A
Actual                                                          $1,000.00       $1,050.00          $5.59           1.10%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,019.34          $5.51           1.10%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Strategic Income Fund - Class B
Actual                                                          $1,000.00       $1,046.10          $9.39           1.85%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,015.62          $9.25           1.85%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Strategic Income Fund - Class C
Actual                                                          $1,000.00       $1,046.10          $9.39           1.85%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,015.62          $9.25           1.85%

FUND EXPENSES (UNAUDITED)                     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                               Beginning         Ending
                                                                Account          Account         Expenses       Net Annual
                                                                 Value            Value        Paid During       Expense
                                                               12/01/2005       05/31/2006       Period(1)        Ratio
Wells Fargo Advantage Total Return Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund - Class A
Actual                                                          $1,000.00       $  998.50          $4.46           0.90%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,020.33          $4.51           0.90%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund - Class B
Actual                                                          $1,000.00       $  994.80          $8.16           1.65%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.61          $8.25           1.65%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund - Class C
Actual                                                          $1,000.00       $  993.90          $8.16           1.65%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,016.61          $8.25           1.65%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund - Class Z
Actual                                                          $1,000.00       $  997.90          $4.71           0.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,020.08          $4.76           0.95%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund -
Administrator Class
Actual                                                          $1,000.00       $  998.30          $3.47           0.70%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,021.32          $3.51           0.70%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund -
Institutional Class
Actual                                                          $1,000.00       $1,000.50          $2.08           0.42%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,022.71          $2.11           0.42%

Wells Fargo Advantage Ultra-Short Duration Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Ultra-Short Duration Bond Fund - Class A
Actual                                                          $1,000.00       $1,020.90          $4.01           0.80%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,020.83          $4.01           0.80%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Ultra-Short Duration Bond Fund - Class B
Actual                                                          $1,000.00       $1,018.10          $7.76           1.55%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,017.11          $7.75           1.55%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Ultra-Short Duration Bond Fund - Class C
Actual                                                          $1,000.00       $1,018.10          $7.76           1.55%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,017.11          $7.75           1.55%
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Ultra-Short Duration Bond Fund - Class Z
Actual                                                          $1,000.00       $1,020.60          $4.46           0.89%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                        $1,000.00       $1,020.38          $4.46           0.89%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the one-half year period).

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT      SECURITY NAME                                                          VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.25%
      N/A   WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO            $  9,894,293
      N/A   WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                  69,169,838
      N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                     19,752,653

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $100,230,939)             98,816,784
                                                                                ------------

 TOTAL INVESTMENTS IN SECURITIES
(COST $100,230,939)*                        100.25%                             $ 98,816,784

OTHER ASSETS AND LIABILITIES, NET            (0.25)                                 (242,517)
                                            ------                              ------------
TOTAL NET ASSETS                            100.00%                             $ 98,574,267
                                            ======                              ============

* COST FOR FEDERAL INCOME TAX PURPOSES IS $100,127,525 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSIST OF:
   GROSS UNREALIZED APPRECIATION                      $   9,253,912
   GROSS UNREALIZED DEPRECIATION                        (10,564,653)
                                                      -------------
    NET UNREALIZED APPRECIATION (DEPRECIATION)        $  (1,310,741)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
ASSET BACKED SECURITIES - 0.41%
$    500,000   DB MASTER FINANCE LLC SERIES 2006-1 CLASS M1++                                8.29%    06/20/2031    $       501,500
                                                                                                                    ---------------

TOTAL ASSET BACKED SECURITIES (COST $499,990)                                                                               501,500
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 74.11%

AGRICULTURAL PRODUCTION CROPS - 0.20%
     250,000   DOLE FOOD COMPANY INCORPORATED<<                                              8.88     03/15/2011            244,688
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 2.90%
   1,875,000   DIRECTV HOLDINGS FINANCE                                                      6.38     06/15/2015          1,762,500
     475,000   MOHEGAN TRIBAL GAMING AUTHORITY                                               6.13     02/15/2013            451,844
     480,000   PENN NATIONAL GAMING INCORPORATED                                             6.88     12/01/2011            476,400
     100,000   RIVER ROCK ENTERTAINMENT AUTHORITY                                            9.75     11/01/2011            106,750
     530,000   SPEEDWAY MOTORSPORTS INCORPORATED                                             6.75     06/01/2013            519,400
     250,000   TRUE TEMPER SPORTS INCORPORATED                                               8.38     09/15/2011            233,750
                                                                                                                          3,550,644
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.51%
     600,000   PAYLESS SHOESOURCE INCORPORATED<<                                             8.25     08/01/2013            630,000
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.61%
     600,000   LEVI STRAUSS & COMPANY<<                                                     12.25     12/15/2012            675,000
      75,000   PHILLIPS VAN-HEUSEN                                                           7.25     02/15/2011             75,000
                                                                                                                            750,000
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.14%
     550,000   ASBURY AUTOMOTIVE GROUP INCORPORATED                                          9.00     06/15/2012            559,625
     150,000   AUTONATION INCORPORATED<<+++/-                                                7.04     04/15/2013            151,500
     100,000   AUTONATION INCORPORATED++                                                     7.00     04/15/2014             99,500
     575,000   SONIC AUTOMOTIVE INCORPORATED SERIES B                                        8.63     08/15/2013            580,750
                                                                                                                          1,391,375
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.49%
     360,000   BEAZER HOMES USA INCORPORATED                                                 8.38     04/15/2012            370,350
     235,000   PANOLAM INDUSTRIES INTERNATIONAL++                                           10.75     10/01/2013            231,475
                                                                                                                            601,825
                                                                                                                    ---------------

BUSINESS SERVICES - 5.37%
     250,000   ACTIVANT SOLUTIONS INCORPORATED++                                             9.50     05/01/2016            245,625
   1,321,000   H&E EQUIPMENT FINANCE                                                        12.50     06/15/2013          1,479,520
     450,000   HERTZ CORPORATION++                                                           8.88     01/01/2014            468,000
     170,000   HERTZ CORPORATION<<++                                                        10.50     01/01/2016            184,025
     350,000   NATIONSRENT INCORPORATED                                                      9.50     10/15/2010            376,250
     600,000   OAKHILL SECURITY FUND II SERIES B1-A++                                        8.57     10/15/2006            601,500
     150,000   STRIPES ACQUISITION/SUSSER FINANCE++                                         10.63     12/15/2013            162,750
     200,000   SUNGARD DATA SYSTEMS INCORPORATED                                             3.75     01/15/2009            185,000
   1,100,000   SUNGARD DATA SYSTEMS INCORPORATED++                                           9.13     08/15/2013          1,153,625
     200,000   SUNGARD DATA SYSTEMS INCORPORATED++                                          10.25     08/15/2015            209,000
     450,000   SUNSTATE EQUIPMENT COMPANY LLC++                                             10.50     04/01/2013            475,875
     600,000   VERTIS INCORPORATED                                                           9.75     04/01/2009            612,000
     425,000   WILLIAMS SCOTSMAN INCORPORATED                                                8.50     10/01/2015            428,187
                                                                                                                          6,581,357
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
CHEMICALS & ALLIED PRODUCTS - 0.45%
$    230,000   EQUISTAR CHEMICALS LP/EQUISTAR FUNDING CORPORATION                           10.13%    09/01/2008    $       244,950
     295,000   LYONDELL CHEMICAL COMPANY SERIES A                                            9.63     05/01/2007            303,481
                                                                                                                            548,431
                                                                                                                    ---------------

COAL MINING - 0.63%
     800,000   MASSEY ENERGY COMPANY++                                                       6.88     12/15/2013            768,000
                                                                                                                    ---------------

COMMUNICATIONS - 12.62%
     280,000   AMERICAN MEDIA OPERATIONS INCORPORATED<<                                      8.88     01/15/2011            244,300
     480,000   CCO HOLDINGS LLC/CAPITAL CORPORATION<<+/-                                     9.04     12/15/2010            486,000
     450,000   CENTENNIAL COMMUNICATIONS CORPORATION                                        10.00     01/01/2013            465,750
     650,000   CHARTER COMMUNICATION OPT LLC CAPITAL++                                       8.00     04/30/2012            645,125
     670,000   CHARTER COMMUNICATION OPT LLC CAPITAL++                                       8.38     04/30/2014            668,325
   1,070,000   CINCINNATI BELL INCORPORATED                                                  7.00     02/15/2015          1,035,225
     325,000   CITIZENS COMMUNICATIONS COMPANY                                               7.05     10/01/2046            274,625
     775,000   CSC HOLDINGS INCORPORATED                                                     7.88     12/15/2007            788,562
     475,000   DOBSON CELLULAR SYSTEMS                                                       8.38     11/01/2011            493,406
   1,400,000   DOBSON CELLULAR SYSTEMS                                                       9.88     11/01/2012          1,512,000
     400,000   DOBSON CELLULAR SYSTEMS++                                                     8.38     11/01/2011            415,500
     250,000   DOBSON COMMUNICATIONS CORPORATION<<+/-                                        9.32     10/15/2012            252,500
     695,000   DOBSON COMMUNICATIONS CORPORATION<<                                           8.88     10/01/2013            701,950
   1,025,000   ECHOSTAR DBS CORPORATION<<++                                                  7.13     02/01/2016            981,437
     300,000   FISHER COMMUNICATIONS INCORPORATED                                            8.63     09/15/2014            314,250
     490,000   HAWAIIAN TELCOM COMMUNICATIONS INCORPORATED<<                                12.50     05/01/2015            524,913
     600,000   PANAMSAT CORPORATION                                                          9.00     08/15/2014            622,500
     155,000   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED                               7.25     02/15/2011            153,450
     785,000   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED SERIES B                      7.50     02/15/2014            777,150
     600,000   QWEST CORPORATION                                                             8.88     03/15/2012            643,500
     500,000   QWEST CORPORATION+/-                                                          8.16     06/15/2013            539,375
     480,000   QWEST CORPORATION                                                             7.63     06/15/2015            488,400
   1,305,000   RURAL CELLULAR CORPORATION                                                    9.88     02/01/2010          1,373,512
     200,000   RURAL CELLULAR CORPORATION                                                    8.25     03/15/2012            206,000
     525,000   TELCORDIA TECHNOLOGIES INCORPORATED++                                        10.00     03/15/2013            494,813
     135,000   UBIQUITEL OPERATING COMPANY                                                   9.88     03/01/2011            147,488
     200,000   VALOR TELECOMMUNICATIONS ENTERPRISES                                          7.75     02/15/2015            206,000
                                                                                                                         15,456,056
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 0.78%
     950,000   CHEVY CHASE BANK FSB                                                          6.88     12/01/2013            950,000
                                                                                                                    ---------------

EATING & DRINKING PLACES - 2.86%
     930,000   BUFFETS INCORPORATED<<                                                       11.25     07/15/2010            962,550
   1,400,000   O'CHARLEYS INCORPORATED                                                       9.00     11/01/2013          1,431,500
   1,050,000   REAL MEX RESTAURANTS INCORPORATED                                            10.00     04/01/2010          1,113,000
                                                                                                                          3,507,050
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.72%
     300,000   ALLIED WASTE NORTH AMERICA<<                                                  6.50     11/15/2010            293,250
     350,000   ALLIED WASTE NORTH AMERICA<<                                                  6.38     04/15/2011            337,312
     200,000   ALLIED WASTE NORTH AMERICA                                                    7.88     04/15/2013            203,500
     150,000   EDISON MISSION ENERGY++                                                       7.50     06/15/2013            148,500

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
$    300,000   FERRELLGAS PARTNERS LIMITED PARTNERSHIP                                       6.75%    05/01/2014    $       287,250
     175,000   NEVADA POWER COMPANY++                                                        5.95     03/15/2016            167,911
     605,000   NRG ENERGY INCORPORATED                                                       7.25     02/01/2014            605,000
   1,000,000   NRG ENERGY INCORPORATED                                                       7.38     02/01/2016          1,001,250
     300,000   SIERRA PACIFIC POWER COMPANY++                                                6.00     05/15/2016            288,383
                                                                                                                          3,332,356
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT - 1.61%
     250,000   AMKOR TECHNOLOGY INCORPORATED                                                 9.25     06/01/2016            240,000
     770,000   COMMUNICATIONS & POWER INDUSTRIAL                                             8.00     02/01/2012            800,800
     660,000   L-3 COMMUNICATIONS CORPORATION                                                6.38     10/15/2015            623,700
     300,000   SPANSION LLC++                                                               11.25     01/15/2016            308,250
                                                                                                                          1,972,750
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.34%
     400,000   CORNELL COMPANIES INCORPORATED                                               10.75     07/01/2012            420,000
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.94%
     240,000   B&G FOODS HOLDING CORPORATION                                                 8.00     10/01/2011            241,800
      76,000   DOLE FOODS COMPANY INCORPORATED                                               8.63     05/01/2009             74,860
     200,000   DOLE FOODS COMPANY INCORPORATED                                               7.25     06/15/2010            187,000
     650,000   REYNOLDS AMERICAN INCORPORATED++                                              7.63     06/01/2016            642,860
                                                                                                                          1,146,520
                                                                                                                    ---------------

FOOD STORES - 0.24%
     150,000   DOANE PET CARE COMPANY                                                       10.75     03/01/2010            163,170
     121,000   DOMINO'S INCORPORATED                                                         8.25     07/01/2011            124,630
                                                                                                                            287,800
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.69%
     860,000   ALH FINANCE LLC/ALH FINANCE CORPORATION<<                                     8.50     01/15/2013            842,800
                                                                                                                    ---------------

HEALTH SERVICES - 1.19%
     150,000   HCA INCORPORATED                                                              5.75     03/15/2014            137,073
     475,000   HCA INCORPORATED                                                              6.38     01/15/2015            449,981
     600,000   HCA INCORPORATED                                                              6.50     02/15/2016            567,573
     280,000   SKILLED HEALTHCARE GROUP INCORPORATED++                                      11.00     01/15/2014            299,600
                                                                                                                          1,454,227
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.02%
     600,000   ALAMOSA DELAWARE INCORPORATED                                                 8.50     01/31/2012            640,500
     700,000   FELCOR LODGING LP+/-                                                          8.83     06/01/2011            721,875
     950,000   PCA FINANCE CORPORATION                                                      11.88     08/01/2009            190,000
     905,000   SHERIDAN ACQUISITION CORPORATION                                             10.25     08/15/2011            923,100
                                                                                                                          2,475,475
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.27%
     300,000   AZTAR CORPORATION                                                             9.00     08/15/2011            315,000
     600,000   MAJESTIC STAR CASINO LLC                                                      9.50     10/15/2010            636,000
     200,000   MANDALAY RESORT GROUP                                                         6.50     07/31/2009            200,000
     400,000   MGM MIRAGE INCORPORATED                                                       6.00     10/01/2009            394,500

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES (CONTINUED)
$     25,000   MGM MIRAGE INCORPORATED                                                       6.75%    09/01/2012    $        24,563
     300,000   MGM MIRAGE INCORPORATED                                                       5.88     02/27/2014            275,250
     300,000   MGM MIRAGE INCORPORATED                                                       6.63     07/15/2015            285,000
     200,000   MTR GAMING GROUP INCORPORATED++                                               9.00     06/01/2012            202,250
     425,000   SAN PASQUAL CASINO++                                                          8.00     09/15/2013            427,125
     150,000   STATION CASINOS INCORPORATED                                                  6.88     03/01/2016            144,937
     800,000   STATION CASINOS INCORPORATED                                                  6.00     04/01/2012            766,000
     355,000   WYNN LAS VEGAS LLC                                                            6.63     12/01/2014            336,806
                                                                                                                          4,007,431
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.07%
     200,000   COLUMBUS MCKINNON CORPORATION                                                 8.88     11/01/2013            205,500
     479,000   COLUMBUS MCKINNON CORPORATION NEW YORK SERIES                                10.00     08/01/2010            522,110
     725,000   FEDDERS NORTH AMERICA INCORPORATED<<                                          9.88     03/01/2014            587,250
                                                                                                                          1,314,860
                                                                                                                    ---------------

INSURANCE CARRIERS - 0.89%
   1,060,000   MULTIPLAN INCORPORATED++                                                     10.38     04/15/2016          1,086,500
                                                                                                                    ---------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.59%
     625,000   CORRECTIONS CORPORATION OF AMERICA                                            6.25     03/15/2013            593,750
     130,000   CORRECTIONS CORPORATION OF AMERICA                                            6.75     01/31/2014            126,425
                                                                                                                            720,175
                                                                                                                    ---------------

MACHINERY - 0.94%
     200,000   JLG INDUSTRIES INCORPORATED                                                   8.25     05/01/2008            208,500
     905,000   JLG INDUSTRIES INCORPORATED                                                   8.38     06/15/2012            947,988
                                                                                                                          1,156,488
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.88%
     800,000   BOMBARDIER INCORPORATED<<++                                                   6.75     05/01/2012            754,000
     300,000   IMCO RECYCLING INCORPORATED                                                  10.38     10/15/2010            327,750
                                                                                                                          1,081,750
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.73%
     360,000   AMERIGAS PARTNERS LP                                                          7.25     05/20/2015            351,000
     300,000   AMERIGAS PARTNERS/EAGLE FINANCE                                               7.13     05/20/2016            288,750
     500,000   DENNY'S CORPORATION/HOLDINGS INCORPORATED<<                                  10.00     10/01/2012            512,500
     655,000   PEP BOYS- MANNY MOE & JACK                                                    7.50     12/15/2014            596,050
     375,000   PEP BOYS-MANNY MOE & JACK SERIES MTNB                                         6.92     07/07/2006            375,000
                                                                                                                          2,123,300
                                                                                                                    ---------------

MOTION PICTURES - 1.14%
     602,000   AMC ENTERTAINMENT INCORPORATED+/-                                             9.42     08/15/2010            621,565
     650,000   AMC ENTERTAINMENT INCORPORATED SERIES B                                       8.63     08/15/2012            669,500
     602,000   MUZAK FINANCE CORPORATION LLC (SUBORDINATED BOND)+/-                         13.00     03/15/2010             99,330
                                                                                                                          1,390,395
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.06%
      70,000   TRAILER BRIDGE INCORPORATED                                                   9.25     11/15/2011             71,925
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 4.29%
$    224,000   CONSOLIDATED COMMUNICATIONS ILLINOIS TEXAS HOLDINGS INCORPORATED              9.75%    04/01/2012    $       238,560
     400,000   FORD MOTOR CREDIT COMPANY                                                     7.25     10/25/2011            355,326
   1,595,000   FORD MOTOR CREDIT COMPANY<<                                                   7.00     10/01/2013          1,375,887
     450,000   GENERAL MOTORS ACCEPTANCE CORPORATION<<                                       6.75     12/01/2014            408,492
   1,700,000   GENERAL MOTORS ACCEPTANCE CORPORATION                                         8.00     11/01/2031          1,596,800
   1,165,000   H&E EQUIPMENT/FINANCE                                                        11.13     06/15/2012          1,281,500
                                                                                                                          5,256,565
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 2.55%
     525,000   CHESAPEAKE ENERGY CORPORATION                                                 6.50     08/15/2017            496,125
     210,000   CHESAPEAKE ENERGY CORPORATION++                                               6.50     08/15/2017            198,450
     650,000   CHESAPEAKE ENERGY CORPORATION++                                               6.88     11/15/2020            620,750
     850,000   EL PASO CORPORATION                                                           6.75     05/15/2009            843,625
     300,000   EL PASO CORPORATION<<                                                         7.88     06/15/2012            309,000
     450,000   HANOVER EQUIPMENT TRUST 01 SERIES A                                           8.50     09/01/2008            457,875
     200,000   QUICKSILVER RESOURCES INCORPORATED                                            7.13     04/01/2016            191,000
                                                                                                                          3,116,825
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.79%
     400,000   GRAHAM PACKAGING COMPANY INCORPORATED                                         8.50     10/15/2012            404,000
     600,000   NEENAH PAPER INCORPORATED                                                     7.38     11/15/2014            561,000
                                                                                                                            965,000
                                                                                                                    ---------------

PERSONAL SERVICES - 0.81%
     120,000   CHUKCHANSI ECONOMIC DEVELOPMENT AUTHORITY+++/-                                8.78     11/15/2012            123,750
      90,000   CHUKCHANSI ECONOMIC DEVELOPMENT AUTHORITY++                                   8.00     11/15/2013             91,912
     350,000   MAC-GRAY CORPORATION                                                          7.63     08/15/2015            357,000
      75,000   SERVICE CORPORATION INTERNATIONAL                                             7.70     04/15/2009             75,938
     355,000   SERVICE CORPORATION INTERNATIONAL++                                           7.50     06/15/2017            337,250
                                                                                                                            985,850
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.01%
     275,000   COLORADO INTERSTATE GAS++                                                     6.80     11/15/2015            271,323
     500,000   PETROQUEST ENERGY INCORPORATED                                               10.38     05/15/2012            527,500
     450,000   TESORO CORPORATION++                                                          6.63     11/01/2015            434,250
                                                                                                                          1,233,073
                                                                                                                    ---------------

PIPELINES, EXCEPT NATURAL GAS - 2.66%
     150,000   EL PASO CORPORATION                                                           7.63     08/16/2007            151,875
   1,275,000   EL PASO CORPORATION SERIES MTN<<                                              7.75     01/15/2032          1,249,500
     320,000   PACIFIC ENERGY PARTNERS/FINANCE CORPORATION                                   6.25     09/15/2015            296,000
     450,000   TRANSMONTAIGNE INCORPORATED                                                   9.13     06/01/2010            485,370
     400,000   WILLIAMS COMPANIES INCORPORATED<<+++/-                                        6.99     10/01/2010            408,000
     600,000   WILLIAMS COMPANIES INCORPORATED<<                                             8.75     03/15/2032            672,000
                                                                                                                          3,262,745
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 3.38%
     200,000   AMERICAN GREEETINGS CORPORATION                                               7.38     06/01/2016            203,000
     511,000   DEX MEDIA WEST/FINANCE COMPANY SERIES B                                       9.88     08/15/2013            556,990

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUED)
$    350,000   HOUGHTON MIFFLIN COMPANY                                                      8.25%    02/01/2011    $       358,750
   1,045,000   HOUGHTON MIFFLIN COMPANY<<                                                    9.88     02/01/2013          1,102,475
     425,000   HOUGHTON MIFFLIN COMPANY<<^                                                   9.59     10/15/2013            357,000
     350,000   MEDIANEWS GROUP INCORPORATED                                                  6.88     10/01/2013            329,000
     100,000   PRIMEDIA INCORPORATED                                                         8.88     05/15/2011             95,750
     425,000   PRIMEDIA INCORPORATED<<                                                       8.00     05/15/2013            382,500
     750,000   R.H. DONNELLEY CORPORATION++                                                  8.88     01/15/2016            753,750
                                                                                                                          4,139,215
                                                                                                                    ---------------

REAL ESTATE - 2.85%
     610,000   ASHTON WOODS USA LLC ASHTON WOODS FINANCE COMPANY                             9.50     10/01/2015            562,725
     985,000   FELCOR SUITES LP<<                                                            7.63     10/01/2007          1,004,700
     200,000   HOST MARRIOTT LP                                                              7.13     11/01/2013            201,000
     915,000   HOST MARRIOTT LP SERIES I                                                     9.50     01/15/2007            932,156
     225,000   HOST MARRIOTT LP SERIES M                                                     7.00     08/15/2012            225,563
     570,000   THORNBURG MORTGAGE INCORPORATED                                               8.00     05/15/2013            562,875
                                                                                                                          3,489,019
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.98%
   1,850,000   BF SAUL REIT                                                                  7.50     03/01/2014          1,887,000
     550,000   ROUSE COMPANY LP++                                                            6.75     05/01/2013            544,500
                                                                                                                          2,431,500
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.38%
     275,000   CROWN AMERICAS INCORPORATED++                                                 7.75     11/15/2015            277,063
     400,000   CROWN CORK & SEAL                                                             8.00     04/15/2023            382,000
   1,025,000   OWENS-BROCKWAY GLASS                                                          8.25     05/15/2013          1,035,250
                                                                                                                          1,694,313
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.17%
     207,788   CONTINENTAL AIRLINES INCORPORATED SERIES 00-1                                 8.50     05/01/2011            204,471
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.23%
     360,000   FEDERAL-MOGUL CORPORATION<<^^                                                 8.80     04/15/2007            216,000
     435,000   FEDERAL-MOGUL CORPORATION<<^^                                                 7.50     01/15/2009            261,000
      85,000   FEDERAL-MOGUL CORPORATION^^                                                   7.88     07/01/2010             51,000
   1,240,000   FORD MOTOR COMPANY<<                                                          7.45     07/16/2031            899,000
     765,000   GENERAL MOTORS CORPORATION<<                                                  8.38     07/15/2033            580,444
     500,000   GREENBRIER COMPANIES INCORPORATED                                             8.38     05/15/2015            515,000
     193,000   TRW AUTOMOTIVE INCORPORATED                                                   9.38     02/15/2013            207,957
                                                                                                                          2,730,401
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.50%
     550,000   NEFF RENTAL CORPORATION++                                                    11.25     06/15/2012            607,750
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.63%
     430,000   IKON OFFICE SOLUTIONS INCORPORATED                                            7.75     09/15/2015            432,150
     350,000   OMNICARE INCORPORATED                                                         6.88     12/15/2015            339,500
                                                                                                                            771,650
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $92,102,033)                                                                         90,752,555
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
FOREIGN CORPORATE BONDS@ - 4.46%
$    866,000   ABITIBI CONSOLIDATED INCORPORATED                                             6.95%    04/01/2008    $       853,010
      75,000   ABITIBI CONSOLIDATED INCORPORATED                                             5.25     06/20/2008             71,438
     800,000   AVAGO TECHNOLOGIES FINANCE++                                                 10.13     12/01/2013            858,000
     950,000   AVAGO TECHNOLOGIES FINANCE<<++                                               11.88     12/01/2015          1,059,250
     550,000   BOMBARDIER RECREATIONAL PRODUCTS INCORPORATED                                 8.38     12/15/2013            605,000
     432,000   CROWN CORK & SEAL FINANCE PLC                                                 7.00     12/15/2006            430,920
      60,000   INTELSAT BERMUDA LIMITED+/-                                                   9.61     01/15/2012             60,825
     800,000   INTELSAT LIMITED                                                              5.25     11/01/2008            764,000
      15,000   ROGERS WIRELESS INCORPORATED                                                  7.25     12/15/2012             15,113
     400,000   SENSATA TECHNOLOGIES BV++                                                     8.00     05/01/2014            394,000
     365,000   VIDEOTRON LTEE                                                                6.88     01/15/2014            354,962

TOTAL FOREIGN CORPORATE BONDS (COST $5,463,556)                                                                           5,466,518
                                                                                                                    ---------------

TERM LOANS - 18.41%
     300,000   AWAS AVIATION HOLDINGS LLC 1ST LIEN TERM LOAN SERIES A+/-                     6.75     03/22/2013            296,625
     225,000   AWAS AVIATION HOLDINGS LLC 2ND LIEN TERM LOAN+/-                             11.00     03/22/2013            227,250
      80,000   BLB-WEMBLEY 2ND LIEN TERM LOAN+/-                                             8.74     08/11/2012             81,000
     187,750   CALPINE CORPORATION 1ST LIEN TERM LOAN+/-                                     7.23     12/20/2007            192,093
     574,600   CALPINE CORPORATION 2ND LIEN TERM LOAN+/-                                     8.98     02/17/2014            587,891
     664,942   CAPITAL AUTOMOTIVE REIT (CARS) TERM LOAN B+/-                                 6.78     12/16/2010            667,197
     660,000   CHARTER COMMUNICATIONS TERM LOAN B+/-                                         7.76     04/28/2013            662,475
     148,750   CHENIERE ENERGY TERM LOAN+/-                                                  7.73     08/30/2012            149,773
     347,250   COLLINS & AIKMAN TRANCHE B-1 TERM LOAN+/-                                    11.10     08/31/2011            339,437
     173,350   CONSOLIDATED CONTAINER TERM LOAN+/-                                           8.38     12/15/2008            173,567
     220,665   COVANTA ENERGY 1ST LIEN TERM LOAN+/-                                          7.96     06/10/2012            220,940
     247,480   COVANTA ENERGY 1ST LIEN TERM LOAN+/-                                          4.96     06/11/2012            248,098
     250,000   COVANTA ENERGY 2ND LIEN TERM LOAN+/-                                         10.46     06/10/2013            254,375
   1,250,000   CSC HOLDINGS INCORPORATED TERM LOAN+/-                                        6.66     03/23/2013          1,247,975
     826,175   DELPHI CORPORATION TERM LOAN+/-                                              13.07     06/14/2011            855,612
     800,000   DENNY'S CORPORATION 2ND LIEN TERM LOAN+/-                                    10.00     08/26/2010            815,336
     303,488   EAGLE ROCK ENERGY TERM LOAN B+/-                                              7.49     12/01/2012            306,143
     532,413   GEORGIA PACIFIC 1ST TERM LOAN B+/-                                            6.88     12/23/2012            533,078
   1,795,000   GEORGIA PACIFIC 2ND LIEN TERM LOAN C+/-                                       7.94     12/23/2013          1,818,371
     465,000   GOODYEAR TIRE AND RUBBER 2ND LIEN TERM LOAN+/-                                7.95     04/30/2010            468,371
     500,000   HANGER ORTHOPEDIC GROUP INCORPORATED TERM LOAN B+/-                           7.72     05/25/2013            500,315
   1,700,000   HEALTHSOUTH CORPORATION SENIOR SECURED TERM LOAN+/-                           8.15     03/10/2013          1,702,125
      75,000   HELM CORPORATION 2ND LIEN TERM LOAN+/-                                       11.66     07/08/2012             76,031
     716,950   KEY ENERGY SERVICES TERM LOAN+/-                                              8.40     06/30/2012            720,535
     895,750   LPL HOLDINGS INCORPORATED TERM LOAN B+/-                                      8.20     06/27/2013            903,865
     500,000   LSP GENERAL FINANCE COMPANY LLC LSP-KENDALL ENERGY LLC
               1ST LIEN TERM LOAN B+/-                                                       6.83     04/07/2013            501,250
     500,000   LSP GENERAL FINANCE COMPANY LLC LSP-KENDALL ENERGY LLC
               2ND LIEN TERM LOAN+/-                                                         8.58     04/07/2014            506,875
     550,000   NRG ENERGY TERM LOAN+/-                                                       6.82     01/31/2013            552,250
     450,000   PENHALL INTERNATIONAL CORPORATION 2ND LIEN TERM LOAN+/-                      11.83     11/01/2010            454,500
   1,050,000   PIEDMONT HAWTHORNE 2ND LIEN TERM LOAN+/-                                     10.23     08/27/2011          1,056,562
     708,571   PLUM POINT ENERGY ASSOCIATES 1ST LIEN TERM LOAN+/-                            8.25     03/15/2014            713,000
     191,429   PLUM POINT ENERGY ASSOCIATES SYNTHETIC FUNDED LOC TERM LOAN+/-                7.17     03/15/2014            192,864

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
TERM LOANS (CONTINUED)
$    470,000   QUALITY HOME BRANDS 2ND LIEN TERM LOAN+/-                                    12.07%    11/04/2012    $       471,175
     720,025   SUNGARD DATA SYSTEMS TERM LOAN B+/-                                           7.66     02/11/2013            724,525
     940,000   TOWER AUTOMOTIVE DIP TERM LOAN+/-                                             8.25     02/25/2007            949,062
     790,000   TOYS R US TERM LOAN+/-                                                        8.02     12/01/2008            788,768
     845,000   UNITED AIRLINES TERM LOAN B+/-                                                8.64     02/01/2012            855,562
     723,000   WASTE SERVICES INCORPORATED TRANCHE B+/-                                      8.34     04/30/2011            729,326

TOTAL TERM LOANS (COST $22,369,484)                                                                                      22,544,197
                                                                                                                    ---------------
SHARES

PREFERRED STOCKS - 0.00%
           1   PAXSON COMMUNICATIONS CORPORATION+/-                                                                           1,725
                                                                                                                    ---------------

TOTAL PREFERRED STOCKS (COST $1,688)                                                                                          1,725
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 14.09%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.05%
      51,068   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                        51,068
       8,402   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                                8,402
                                                                                                                             59,470
                                                                                                                    ---------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 14.04%
$     59,655   AMERICAN GENERAL FINANCE CORPORATION+++/-                                     5.11     06/15/2007             59,683
      54,359   APRECO LLC++                                                                  4.90     06/15/2006             54,253
     165,708   AQUINAS FUNDING LLC                                                           5.02     06/23/2006            165,199
      73,415   ATLANTIC ASSET SECURITIZATION CORPORATION++                                   5.10     06/01/2006             73,415
     165,708   ATLAS CAPITAL FUNDING CORPORATION+++/-                                        5.06     10/20/2006            165,708
     165,708   ATLAS CAPITAL FUNDING CORPORATION+++/-                                        5.06     12/22/2006            165,708
      99,425   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+++/-                             5.03     08/04/2006             99,429
     331,416   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                               5.02     11/03/2006            331,416
     165,708   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+++/-                             5.06     04/25/2007            165,696
      80,614   ATOMIUM FUNDING CORPORATION                                                   4.98     06/12/2006             80,490
     516,498   ATOMIUM FUNDING CORPORATION                                                   5.05     06/15/2006            515,491
      19,885   BEAR STEARNS & COMPANY+/-                                                     5.11     08/05/2006             19,885
     198,849   BEAR STEARNS & COMPANY+/-                                                     5.12     10/04/2006            198,849
      22,994   BETA FINANCE INCORPORATED SERIES MTN+++/-                                     5.14     06/02/2006             22,994
   1,363,512   BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $1,363,706)                                                   5.11     06/01/2006          1,363,512
     265,133   BUCKINGHAM CDO LLC++                                                          5.07     06/26/2006            264,207
     331,416   BUCKINGHAM CDO LLC                                                            5.06     07/24/2006            328,943
     331,416   CAIRN HIGH GRADE FUNDING I++                                                  5.07     06/23/2006            330,398
      59,655   CAIRN HIGH GRADE FUNDING I++                                                  5.07     06/26/2006             59,447
     165,708   CAIRN HIGH GRADE FUNDING I++                                                  5.04     06/09/2006            165,524
     397,699   CC USA INCORPORATED+++/-                                                      5.03     06/15/2006            397,695
     198,849   CC USA INCORPORATED+++/-                                                      5.07     07/14/2006            198,851
      96,111   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.98     06/05/2006             96,057
      66,283   CEDAR SPRINGS CAPITAL COMPANY LLC                                             4.86     06/07/2006             66,228

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    176,413   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.88%    06/12/2006    $       176,143
     207,599   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.96     06/21/2006            207,022
     311,531   CEDAR SPRINGS CAPITAL COMPANY LLC                                             5.09     06/23/2006            310,574
      78,890   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.19     08/14/2006             78,063
      16,571   CHARTA LLC++                                                                  5.05     06/16/2006             16,536
     132,566   CHEYNE FINANCE LLC++                                                          5.04     06/14/2006            132,326
      13,999   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                                    5.11     07/21/2006             13,900
     497,123   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                               5.05     06/13/2006            497,123
     231,991   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                              5.03     06/08/2006            231,766
     220,060   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                            5.05     06/16/2006            219,600
     465,745   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                              5.07     06/26/2006            464,120
     165,708   CREDIT SUISSE FIRST BOSTON                                                    5.03     06/16/2006            165,361
     165,708   CULLINAN FINANCE CORPORATION+++/-                                             5.13     11/15/2006            165,724
     662,831   DEER VALLEY FUNDING LLC++                                                     5.05     06/26/2006            660,518
     658,842   DEUTSCHE BANK REPURCHASE AGREEMENT
               (MATURITY VALUE $658,935)                                                     5.06     06/01/2006            658,842
      24,856   EUREKA SECURITIZATION INCORPORATED++                                          5.02     06/15/2006             24,808
     520,051   FAIRWAY FINANCE CORPORATION++                                                 5.08     06/01/2006            520,051
     390,017   FCAR OWNER TRUST SERIES II                                                    5.04     06/22/2006            388,878
      52,563   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                              5.10     06/01/2006             52,563
     159,080   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     06/30/2006            159,079
      13,257   HARRIER FINANCE FUNDING LLC SERIES MTN+++/-                                   5.17     05/15/2007             13,260
      23,199   HBOS TREASURY SERVICES PLC+++/-                                               5.12     01/12/2007             23,219
     106,053   ING USA ANNUITY & LIFE INSURANCE+/-                                           5.22     06/06/2006            106,053
      30,656   K2 USA LLC SERIES MTN+++/-                                                    5.13     07/24/2006             30,659
      99,425   KAUPTHING BANK HF+++/-                                                        5.14     03/20/2007             99,297
     365,333   KLIO II FUNDING CORPORATION++                                                 5.07     06/27/2006            364,007
      26,513   KLIO II FUNDING CORPORATION++                                                 4.94     06/30/2006             26,406
     254,733   KLIO III FUNDING CORPORATION++                                                5.07     06/26/2006            253,844
     318,610   KLIO III FUNDING CORPORATION                                                  4.94     06/30/2006            317,323
      11,268   LEXINGTON PARKER CAPITAL CORPORATION                                          4.93     06/20/2006             11,238
      10,479   LIBERTY STREET FUNDING CORPORATION                                            5.01     06/15/2006             10,459
      13,257   LINKS FINANCE LLC SERIES MTN1+++/-                                            5.04     09/12/2006             13,257
     152,451   LIQUID FUNDING LIMITED+++/-                                                   5.06     08/14/2006            152,451
      99,425   LIQUID FUNDING LIMITED+++/-                                                   4.99     12/01/2006             99,425
      39,770   LIQUID FUNDING LIMITED SERIES MTN+++/-                                        5.09     02/20/2007             39,773
      17,300   MANE FUNDING CORPORATION                                                      5.04     06/14/2006             17,269
      66,283   MBIA GLOBAL FUNDING LLC+++/-                                                  5.08     02/20/2007             66,282
     333,073   MERRILL LYNCH & COMPANY SERIES MTN+/-                                         5.28     10/27/2006            333,256
     198,849   MORGAN STANLEY+/-                                                             5.13     10/10/2006            198,849
      29,165   MORGAN STANLEY+/-                                                             5.22     11/09/2006             29,173
      39,571   MORGAN STANLEY+/-                                                             5.35     11/24/2006             39,602
      30,656   MORGAN STANLEY SERIES EXL+/-                                                  5.11     08/13/2010             30,664
       6,628   NATIONWIDE BUILDING SOCIETY+++/-                                              5.20     07/21/2006              6,629
      91,086   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.09     06/01/2006             91,086
      12,501   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.02     06/15/2006             12,477
      29,549   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     4.89     06/26/2006             29,446

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    202,018   NORTH SEA FUNDING LLC++                                                       5.06%    06/26/2006    $       201,313
     331,416   NORTHERN ROCK PLC+++/-                                                        5.06     02/05/2007            331,412
      19,732   PERRY GLOBAL FUNDING LIMITED SERIES A++                                       5.06     06/15/2006             19,694
      26,812   RACERS TRUST 2004-6-MM+++/-                                                   5.10     05/22/2006             26,817
     389,798   REGENCY MARKETS #1 LLC++                                                      5.05     06/15/2006            389,038
      20,263   REGENCY MARKETS #1 LLC++                                                      5.07     06/26/2006             20,192
     124,924   REGENCY MARKETS #1 LLC++                                                      5.03     07/20/2006            124,062
       6,628   SCALDIS CAPITAL LIMITED                                                       4.89     06/15/2006              6,615
     132,566   SLM CORPORATION+++/-                                                          5.08     05/04/2007            132,556
      33,142   SWEDISH NATIONAL HOUSING FINANCE (SBAB)                                       5.03     07/18/2006             32,922
      64,295   TANGO FINANCE CORPORATION                                                     5.02     06/15/2006             64,169
      26,513   TANGO FINANCE CORPORATION                                                     4.91     06/21/2006             26,440
      76,643   TANGO FINANCE CORPORATION SERIES MTN+++/-                                     5.13     10/25/2006             76,665
     200,367   THUNDER BAY FUNDING INCORPORATED++                                            4.98     06/16/2006            199,948
     336,977   TIERRA ALTA FUNDING I LIMITED                                                 5.04     06/15/2006            336,320
      38,318   TRAVELERS INSURANCE COMPANY+/-                                                5.15     02/09/2007             38,317
     165,708   UNICREDITO ITALIANO+++/-                                                      5.09     06/15/2007            165,668
     165,708   UNICREDITO ITALIANO SERIES LIB+++/-                                           5.09     03/09/2007            165,718
     251,876   US BANK NA SERIES BKNT+/-                                                     5.13     07/28/2006            251,846
     485,047   VERSAILLES CDS LLC++                                                          5.08     06/01/2006            485,047
      13,257   VERSAILLES CDS LLC++                                                          5.05     06/13/2006             13,234
     165,708   VERSAILLES CDS LLC++                                                          4.96     06/20/2006            165,270
       6,628   VERSAILLES CDS LLC                                                            4.97     06/21/2006              6,610
      70,008   VERSAILLES CDS LLC++                                                          5.02     06/28/2006             69,745
      66,283   WHISTLEJACKET CAPITAL LIMITED+++/-                                            5.03     06/09/2006             66,283
      83,245   WHISTLEJACKET CAPITAL LIMITED++                                               5.04     06/15/2006             83,083
     107,080   WHISTLEJACKET CAPITAL LIMITED                                                 5.00     06/26/2006            106,707
      20,362   WHITE PINE FINANCE LLC++                                                      4.89     06/20/2006             20,308
     174,915   WHITE PINE FINANCE LLC++                                                      4.89     06/22/2006            174,404
     165,708   WHITE PINE FINANCE LLC+++/-                                                   5.03     07/17/2006            165,708
     159,080   WHITE PINE FINANCE LLC SERIES MTN1+++/-                                       5.07     06/12/2006            159,081
     121,444   YORKTOWN CAPITAL LLC                                                          5.04     06/15/2006            121,207
                                                                                                                         17,193,878
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $17,253,348)                                                               17,253,348
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 0.51%

REPURCHASE AGREEMENTS - 0.51%
     619,000   GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US
               GOVERNMENT SECURITIES
               (MATURITY VALUE $619,083)                                                     4.80     06/01/2006            619,000
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $619,000)                                                                                619,000
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                                                            VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $138,309,099)*                               111.99%                                                          $   137,138,843

OTHER ASSETS AND LIABILITIES, NET                  (11.99)                                                              (14,686,982)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   122,451,861
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN U.S. DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $138,314,351 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                             $ 1,779,019
      GROSS UNREALIZED DEPRECIATION                              (2,954,527)
                                                               ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                $(1,175,508)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
AGENCY NOTES - INTEREST BEARING - 0.65%
$    390,000   FHLB<<                                                                        4.13%    10/19/2007    $       383,731
                                                                                                                    ---------------

TOTAL AGENCY NOTES - INTEREST BEARING (COST $389,919)                                                                       383,731
                                                                                                                    ---------------

AGENCY SECURITIES - 10.96%

FEDERAL FARM CREDIT BANK - 1.02%
     631,000   FEDERAL FARM CREDIT BANK<<                                                    4.13     07/17/2009            609,365
                                                                                                                    ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.12%
     649,449   FHLMC #1J1263+/-                                                              5.95     01/01/2036            652,538
       2,700   FHLMC #C00922                                                                 8.00     02/01/2030              2,867
     599,170   FHLMC #H01396                                                                 6.50     02/01/2036            601,931
                                                                                                                          1,257,336
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.81%
   1,011,720   FNMA #357844<<                                                                6.00     07/01/2035          1,000,082
   1,005,551   FNMA #863727<<+/-                                                             5.35     01/01/2036            991,451
     843,000   FNMA TBA%%                                                                    5.50     06/01/2021            830,092
   1,370,000   FNMA TBA%%                                                                    5.00     06/01/2036          1,284,803
     540,000   FNMA TBA%%                                                                    6.00     06/01/2036            533,250
                                                                                                                          4,639,678
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.01%
       4,629   GNMA #516121                                                                  7.50     12/15/2029              4,851
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $6,596,837)                                                                                 6,511,230
                                                                                                                    ---------------

ASSET BACKED SECURITIES - 9.01%
     487,789   BANC OF AMERICA SECURITIES AUTO TRUST SERIES 2005-WF1 CLASS A2                3.89     06/18/2008            485,764
     760,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2006-1 CLASS A2A                  5.03     09/15/2008            758,202
     927,000   CAPITAL ONE MASTER TRUST SERIES 2001-5 CLASS A                                5.30     06/15/2009            927,112
     285,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2005-C1 CLASS C1                   5.50     03/24/2017            273,647
     515,839   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-I CLASS 2A+/-                  5.31     02/15/2036            516,242
     655,000   FORD CREDIT AUTO OWNER TRUST SERIES 2006-A CLASS A2A                          5.04     09/15/2008            653,558
     395,000   HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2006-1 CLASS A2                     5.10     09/18/2008            394,083
     346,000   MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2006-A4 CLASS A4+/-                 5.07     09/15/2011            346,000
   1,000,000   TRIAD AUTO RECEIVABLES OWNERS TRUST SERIES 2006-B CLASS A2                    5.36     11/12/2009            999,530

TOTAL ASSET BACKED SECURITIES (COST $5,383,346)                                                                           5,354,138
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.04%
   6,620,591   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES
               2004-4 CLASS XP+/-(C)                                                         0.72     07/10/2042            170,950
     470,707   BANK OF AMERICA MORTGAGE SECURITIES SERIES 2005-H CLASS 2A3+/-                4.82     09/25/2035            462,816
     549,937   CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-                5.25     12/25/2035            543,296
     500,000   CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES
               2006-NCB1 CLASS 2A2+/-                                                        5.20     05/15/2036            500,000
     366,723   CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES
               2006-WF1 CLASS A2A+/-                                                         5.70     03/25/2036            365,137
     459,186   COUNTRYWIDE HOME LOANS SERIES 2006-HYB1 CLASS 2A2A+/-                         5.62     03/20/2036            456,885
   3,379,354   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
               1998-C2 CLASS AX+/-(C)                                                        0.86     11/11/2030             71,538
     490,676   FANNIE MAE SERIES 2003-W8 CLASS 4A+/-                                         5.25     11/25/2042            493,243
     315,000   FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES
               1999-C4 CLASS A2                                                              7.39     12/15/2031            330,766
     226,842   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
               1997-C1 CLASS A3                                                              6.87     07/15/2029            229,138
     503,486   JP MORGAN ALTERNATIVE LOAN TRUST SERIES 2005-S1 CLASS 3A1                     5.50     10/25/2020            496,670

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    806,531   JP MORGAN MORTGAGE TRUST SERIES 2005-A5 CLASS 3A1+/-                          5.37%    08/25/2035    $       799,075
   3,305,683   MACH ONE TRUST COMMERCIAL MORTGAGE BACKED SERIES 2004-1
               CLASS X+/-(C)++                                                               1.63     05/28/2040            153,921
   2,811,459   MORGAN STANLEY CAPITAL I SERIES 2004-RR2 CLASS X+/-(C)++                      1.45     10/28/2033             89,967
     254,609   SACO I TRUST SERIES 2005-2 CLASS A+/-++                                       5.28     04/25/2035            254,566
     257,549   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2000-C2 CLASS A2              7.46     07/18/2033            270,292
   1,526,897   WELLS FARGO MORTGAGE BACKED SECURITIES TRUST SERIES 2006-1 CLASS A3           5.00     03/25/2021          1,462,958

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $7,344,765)                                                               7,151,218
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 48.41%

AMUSEMENT & RECREATION SERVICES - 0.74%
     100,000   PINNACLE ENTERTAINMENT                                                        8.25     03/15/2012            101,500
     150,000   TOWN SPORTS INTERNATIONAL INCORPORATED^                                       9.89     02/01/2014            119,250
     210,000   TUNICA-BILOXI GAMING AU++                                                     9.00     11/15/2015            218,137
                                                                                                                            438,887
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.61%
     185,000   LEVI STRAUSS & COMPANY<<+/-                                                   9.74     04/01/2012            191,244
     175,000   RIDDELL BELL HOLDINGS INCORPORATED<<                                          8.38     10/01/2012            174,125
                                                                                                                            365,369
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.17%
      50,000   AUTONATION INCORPORATED<<+/-++                                                7.04     04/15/2013             50,500
      50,000   AUTONATION INCORPORATED++                                                     7.00     04/15/2014             49,750
                                                                                                                            100,250
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.25%
     150,000   UNITED RENTALS NORTH AMERICA INCORPORATED<<                                   7.75     11/15/2013            147,000
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.67%
     150,000   ERICO INTERNATIONAL CORPORATION                                               8.88     03/01/2012            156,000
     120,000   K HOVNANIAN ENTERPRISES INCORPORATED<<                                        6.25     01/15/2015            107,268
     150,000   KB HOME<<                                                                     6.25     06/15/2015            136,985
                                                                                                                            400,253
                                                                                                                    ---------------

BUSINESS SERVICES - 1.09%
      25,000   AVIS BUDGET CAR RENTAL LLC+/-++                                               7.58     05/15/2014             25,375
      50,000   AVIS BUDGET CAR RENTAL LLC++                                                  7.75     05/15/2016             50,375
     120,000   CCM MERGER INCORPORATED++                                                     8.00     08/01/2013            115,200
      80,000   HERTZ CORPORATION++                                                           8.88     01/01/2014             83,200
      50,000   HERTZ CORPORATION<<++                                                        10.50     01/01/2016             54,125
     180,000   RAINBOW NATIONAL SERVICES LLC++                                              10.38     09/01/2014            201,150
      65,000   SUNGARD DATA SYSTEMS INCORPORATED++                                           9.13     08/15/2013             68,169
      45,000   SUNGARD DATA SYSTEMS INCORPORATED++                                          10.25     08/15/2015             47,025
                                                                                                                            644,619
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 1.36%
      95,000   CHEMTURA CORPORATION<<                                                        6.88     06/01/2016             92,150
     145,000   IMC GLOBAL INCORPORATED                                                      10.88     08/01/2013            164,212
     100,000   NALCO COMPANY<<                                                               7.75     11/15/2011            100,250
     125,000   OMNOVA SOLUTIONS INCORPORATED                                                11.25     06/01/2010            133,438

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
$    125,000   POLYONE CORPORATION                                                          10.63%    05/15/2010    $       134,688
     205,000   TEVA PHARMACEUTICAL FINANCE LLC                                               6.15     02/01/2036            185,651
                                                                                                                            810,389
                                                                                                                    ---------------

COAL MINING - 0.46%
     280,000   ARCH WESTERN FINANCE LLC                                                      6.75     07/01/2013            271,600
                                                                                                                    ---------------

COMMUNICATIONS - 7.22%
     165,000   AT&T INCORPORATED                                                             6.80     05/15/2036            164,134
     165,000   BRITISH TELECOMMUNICATIONS PLC                                                8.38     12/15/2010            181,964
     115,000   CCH I LLC                                                                    11.00     10/01/2015             98,900
     300,000   CCO HOLDINGS LLC/CAPITAL CORPORATION<<+/-                                     9.04     12/15/2010            303,750
     115,000   CHARTER COMMUNICATIONS HOLDINGS II LLC/CAPITAL CORPORATION                   10.25     09/15/2010            114,713
      95,000   CITIZENS COMMUNICATIONS COMPANY                                               9.00     08/15/2031             99,750
     370,000   COMCAST CORPORATION                                                           5.50     03/15/2011            364,150
     105,000   CSC HOLDINGS INCORPORATED SERIES B                                            7.63     04/01/2011            105,525
     205,000   DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                                     8.25     06/15/2030            236,948
     210,000   DOBSON CELLULAR SYSTEMS                                                       9.88     11/01/2012            226,800
     300,000   EMBARQ CORPORATION                                                            7.08     06/01/2016            300,357
     170,000   NEWS AMERICA INCORPORATED                                                     6.20     12/15/2034            153,681
     140,000   PAXSON COMMUNICATIONS+/-++                                                   11.32     01/15/2013            141,575
     390,000   QWEST CORPORATION+/-                                                          8.16     06/15/2013            420,713
      80,000   QWEST CORPORATION                                                             7.63     06/15/2015             81,400
     140,000   RURAL CELLULAR CORPORATION<<                                                  9.88     02/01/2010            147,350
     350,000   SPRINT CAPITAL CORPORATION                                                    6.90     05/01/2019            363,471
     345,000   TELECOM ITALIA CAPITAL SA                                                     5.25     11/15/2013            322,263
     185,000   VERIZON FLORIDA INCORPORATED SERIES F                                         6.13     01/15/2013            180,675
     215,000   VERIZON VIRGINIA INCORPORATED SERIES A                                        4.63     03/15/2013            193,545
      85,000   VODAFONE GROUP PLC                                                            7.75     02/15/2010             90,280
                                                                                                                          4,291,944
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 2.06%
     365,000   BANK OF AMERICA CORPORATION                                                   7.80     09/15/2016            414,171
     225,000   CITIGROUP INCORPORATED                                                        5.00     09/15/2014            212,035
     185,000   DEUTSCHE BANK CAPITAL FUNDING TRUST VII<<+/-++                                5.63     01/31/2049            174,416
     140,000   JP MORGAN CHASE & COMPANY                                                     5.25     05/30/2007            139,628
     220,000   JP MORGAN CHASE & COMPANY                                                     6.63     03/15/2012            228,646
      55,000   JP MORGAN CHASE & COMPANY                                                     5.13     09/15/2014             52,028
                                                                                                                          1,220,924
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.19%
     115,000   EDUCATION MANAGEMENT LLC++                                                   10.25     06/01/2016            115,863
                                                                                                                    ---------------

ELECTRIC DISTRIBUTION, TRANSMISSION - 0.23%
     135,000   MIRANT AMERICAS GENERATION LLC                                                8.30     05/01/2011            135,000
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.30%
     100,000   ALERIS INTERNATIONAL INCORPORATED                                             9.00     11/15/2014            103,750
     155,000   AMEREN CORPORATION                                                            4.26     05/15/2007            152,982
     135,000   AMERICAN ELECTRIC POWER SERIES C<<                                            5.38     03/15/2010            133,371
     330,000   CAROLINA POWER & LIGHT COMPANY                                                5.15     04/01/2015            311,728

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
$    345,000   CENTERPOINT ENERGY HOUSTON ELECTRIC LLC SERIES J2                             5.70%    03/15/2013    $       339,175
     165,000   DOMINION RESOURCES INCORPORATED SERIES A+/-                                   3.66     11/15/2006            163,612
      95,000   DYNEGY HOLDINGS INCORPORATED++                                                8.38     05/01/2016             94,525
      95,000   EDISON MISSION ENERGY++                                                       7.75     06/15/2016             94,050
     400,000   EL PASO NATURAL GAS COMPANY SERIES A                                          7.63     08/01/2010            413,000
     375,000   FPL GROUP CAPITAL INCORPORATED                                                4.09     02/16/2007            371,299
     205,000   MIDAMERICAN ENERGY HOLDINGS                                                   5.88     10/01/2012            204,659
     100,000   MIDWEST GENERATION LLC                                                        8.75     05/01/2034            107,000
      80,000   MIRANT NORTH AMERICA LLC<<++                                                  7.38     12/31/2013             79,000
     100,000   NEVADA POWER COMPANY SERIES L                                                 5.88     01/15/2015             95,824
     180,000   NORTHWESTERN CORPORATION                                                      5.88     11/01/2014            176,028
     195,000   NRG ENERGY INCORPORATED                                                       7.38     02/01/2016            195,244
     195,000   PPL ENERGY SUPPLY LLC SERIES A                                                5.70     10/15/2015            185,942
      75,000   SIERRA PACIFIC RESOURCES                                                      8.63     03/15/2014             80,789
     290,000   SIERRA PACIFIC RESOURCES                                                      6.75     08/15/2017            281,884
      25,000   TRANSCONTINENTAL GAS PIPELINE CORPORATION++                                   6.40     04/15/2016             24,500
     125,000   VERASUN ENERGY CORPORATION++                                                  9.88     12/15/2012            134,375
                                                                                                                          3,742,737
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT - 0.45%
      45,000   AMKOR TECHNOLOGY INCORPORATED                                                 9.25     06/01/2016             43,200
     140,000   LUCENT TECHNOLOGIES INCORPORATED                                              6.45     03/15/2029            121,975
     100,000   MAGNACHIP SEMICONDUCTOR+/-                                                    8.16     12/15/2011             99,250
                                                                                                                            264,425
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.22%
     125,000   US ONCOLOGY INCORPORATED<<                                                    9.00     08/15/2012            130,938
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.75%
     120,000   AK STEEL CORPORATION<<                                                        7.88     02/15/2009            119,100
     100,000   BALL CORPORATON<<                                                             6.63     03/15/2018             95,500
     245,000   FORTUNE BRANDS INCORPORATED                                                   5.38     01/15/2016            231,357
                                                                                                                            445,957
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.83%
     505,000   NATIONWIDE BUILDING SOCIETY++                                                 2.63     01/30/2007            495,880
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.20%
      95,000   DOANE PET CARE COMPANY                                                       10.63     11/15/2015            118,116
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.37%
     110,000   ALH FINANCE LLC/ALH FINANCE CORPORATION<<                                     8.50     01/15/2013            107,800
     105,000   NEIMAN MARCUS GROUP INCORPORATED<<++                                          9.00     10/15/2015            109,331
                                                                                                                            217,131
                                                                                                                    ---------------

HEALTH SERVICES - 1.54%
     150,000   DAVITA INCORPORATED                                                           7.25     03/15/2015            146,250
     155,000   FRESENIUS MEDICAL CARE CAPITAL TRUST II                                       7.88     02/01/2008            158,100
      65,000   HCA INCORPORATED                                                              6.95     05/01/2012             64,392
     185,000   HCA INCORPORATED                                                              5.75     03/15/2014            169,057
     225,000   HEALTH MANAGEMENT PLC                                                         6.13     04/15/2016            220,993
     150,000   VANGUARD HEALTH HOLDINGS<<                                                    9.00     10/01/2014            153,750
                                                                                                                            912,542
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
HOLDING & OTHER INVESTMENT OFFICES - 2.05%
$    545,000   CORE INVESTMENT GRADE TRUST                                                   4.66%    11/30/2007    $       537,359
     175,000   ERP OPERATING LIMITED PARTNERSHIP                                             5.25     09/15/2014            166,467
     175,000   SIMON PROPERTY GROUP LIMITED PARTNERSHIP                                      6.38     11/15/2007            176,578
     341,464   TARGET RETURN INDEX SECURITIES TRUST SERIES HY-2005-1<<++                     7.65     06/15/2015            340,183
                                                                                                                          1,220,587
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.89%
     135,000   BOYD GAMING CORPORATION                                                       7.13     02/01/2016            132,638
     205,000   HARRAHS OPERATING COMPANY INCORPORATED                                        5.75     10/01/2017            189,847
     200,000   TURNING STONE CASINO RESORT ENTERPRISE++                                      9.13     12/15/2010            205,500
                                                                                                                            527,985
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.16%
     100,000   CASE NEW HOLLAND INCORPORATED++                                               7.13     03/01/2014             97,000
                                                                                                                    ---------------

INSURANCE CARRIERS - 2.32%
     210,000   AETNA INCORPORATED                                                            7.88     03/01/2011            227,734
     120,000   ASSURED GUARANTY US HOLDINGS INCORPORATED                                     7.00     06/01/2034            123,750
     135,000   METLIFE INCORPORATED                                                          5.38     12/15/2012            131,021
     180,000   OHIO CASUALTY CORPORATION                                                     7.30     06/15/2014            184,265
     305,000   PRINCIPAL LIFE INCORPORATED FUNDING                                           3.20     04/01/2009            287,773
     210,000   PRUDENTIAL FINANCIAL INCORPORATED SERIES MTN                                  3.75     05/01/2008            203,022
     235,000   WELLPOINT INCORPORATED                                                        5.00     12/15/2014            219,189
                                                                                                                          1,376,754
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS - 0.58%
     200,000   XEROX CAPITAL TRUST I                                                         8.00     02/01/2027            204,250
     150,000   XEROX CORPORATION<<                                                           6.40     03/15/2016            143,250
                                                                                                                            347,500
                                                                                                                    ---------------

METAL MINING - 0.35%
     230,000   CODELCO INCORPORATED++                                                        4.75     10/15/2014            210,658
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.65%
      95,000   CLARKE AMERICAN CORPORATION++                                                11.75     12/15/2013             99,750
     140,000   JACUZZI BRANDS INCORPORATED                                                   9.63     07/01/2010            149,800
     130,000   SAMSONITE CORPORATION                                                         8.88     06/01/2011            135,525
                                                                                                                            385,075
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.43%
     150,000   JAFRA COSMETICS INTERNATIONAL INCORPORATED                                   10.75     05/15/2011            162,187
      95,000   RITE AID CORPORATION                                                          8.13     05/01/2010             95,713
                                                                                                                            257,900
                                                                                                                    ---------------

MOTION PICTURES - 0.24%
     140,000   AMC ENTERTAINMENT INCORPORATED SERIES B<<                                     8.63     08/15/2012            144,200
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 4.30%
     100,000   AMERICAN COMMERCIAL LINES/ACL FINANCE CORPORATION                             9.50     02/15/2015            110,375
     220,000   AMERICAN GENERAL FINANCE CORPORATION SERIES MTNH                              2.75     06/15/2008            208,279
     145,000   AMERICAN GENERAL FINANCE CORPORATION SERIES MTNH                              4.00     03/15/2011            134,518
     200,000   COUNTRYWIDE HOME LOANS INCORPORATED                                           3.25     05/21/2008            191,437
     205,000   FORD MOTOR CREDIT COMPANY                                                     5.63     10/01/2008            187,959

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS (CONTINUED)
$    235,000   FORD MOTOR CREDIT COMPANY<<                                                   7.00%    10/01/2013    $       202,717
     260,000   GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTN                               4.75     09/15/2014            243,122
     170,000   GENERAL MOTORS ACCEPTANCE CORPORATION<<                                       6.15     04/05/2007            167,668
     140,000   GENERAL MOTORS ACCEPTANCE CORPORATION<<                                       7.75     01/19/2010            137,162
     165,000   GENERAL MOTORS ACCEPTANCE CORPORATION<<                                       6.75     12/01/2014            149,781
     190,000   HOUSEHOLD FINANCE CORPORATION                                                 8.00     07/15/2010            205,684
     125,000   INTERNATIONAL LEASE FINANCE CORPORATION<<                                     5.00     04/15/2010            121,869
     185,000   RESIDENTIAL CAPITAL CORPORATION                                               6.13     11/21/2008            182,988
     145,000   RESIDENTIAL CAPITAL CORPORATION+/-++                                          6.90     04/17/2009            144,948
     170,000   RESIDENTIAL CAPITAL CORPORATION                                               6.38     06/30/2010            167,812
                                                                                                                          2,556,319
                                                                                                                    ---------------

OIL & GAS - 0.16%
      95,000   HILCORP ENERGY++                                                              7.75     11/01/2015             93,575
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.02%
      95,000   BASIC ENERGY SERVICES INCORPORATED++                                          7.13     04/15/2016             92,150
      95,000   CHAPARRAL ENERGY INCORPORATED++                                               8.50     12/01/2015             96,188
     150,000   CHESAPEAKE ENERGY CORPORATION                                                 6.50     08/15/2017            141,750
      65,000   CHESAPEAKE ENERGY CORPORATION++                                               6.50     08/15/2017             61,425
     235,000   CONOCOPHILLIPS                                                                8.75     05/25/2010            261,120
     100,000   ENCORE ACQUISITION COMPANY                                                    6.00     07/15/2015             89,250
     100,000   HANOVER COMPRESSOR COMPANY                                                    7.50     04/15/2013             99,000
      90,000   KERR-MCGEE CORPORATION<<                                                      6.95     07/01/2024             88,532
     175,000   PARKER DRILLING COMPANY+/-                                                    9.57     09/01/2010            178,500
     265,000   PEMEX PROJECT FUNDING MASTER TRUST                                            7.38     12/15/2014            273,745
     140,000   PRIDE INTERNATIONAL INCORPORATED                                              7.38     07/15/2014            143,150
      95,000   VENOCO INCORPORATED                                                           8.75     12/15/2011             92,150
     185,000   WHITING PETROLEUM CORPORATION<<                                               7.00     02/01/2014            178,525
                                                                                                                          1,795,485
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.21%
      85,000   APPLETON PAPERS INCORPORATED                                                  8.13     06/15/2011             86,912
      90,000   APPLETON PAPERS INCORPORATED SERIES B                                         9.75     06/15/2014             91,350
     120,000   BOISE CASCADE LLC+/-                                                          7.94     10/15/2012            120,600
     120,000   BOWATER INCORPORATED<<+/-                                                     7.91     03/15/2010            121,200
     140,000   GRAHAM PACKAGING COMPANY INCORPORATED                                         8.50     10/15/2012            141,400
      65,000   GRAHAM PACKAGING COMPANY INCORPORATED<<                                       9.88     10/15/2014             66,300
      90,000   P.H. GLATFELTER COMPANY++                                                     7.13     05/01/2016             89,550
                                                                                                                            717,312
                                                                                                                    ---------------

PERSONAL SERVICES - 0.23%
     130,000   ALDERWOODS GROUP INCORPORATED                                                 7.75     09/15/2012            137,475
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.51%
      70,000   AK STEEL CORPORATION<<                                                        7.75     06/15/2012             68,950
     215,000   UNITED STATES STEEL CORPORATION                                               9.75     05/15/2010            231,125
                                                                                                                            300,075
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.89%
$     25,000   AMERICAN GREEETINGS CORPORATION<<                                             7.38%    06/01/2016    $        25,375
     100,000   DEX MEDIA INCORPORATED                                                        8.00     11/15/2013            101,250
     175,000   HOUGHTON MIFFLIN COMPANY<<^                                                   9.59     10/15/2013            147,000
     140,000   PRIMEDIA INCORPORATED+/-                                                     10.55     05/15/2010            142,800
     125,000   R.H. DONNELLEY CORPORATION++                                                  6.88     01/15/2013            114,375
                                                                                                                            530,800
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.63%
     110,000   CANADIAN NATIONAL RAILWAY COMPANY                                             6.38     10/15/2011            113,830
     190,000   UNION PACIFIC CORPORATION                                                     5.38     05/01/2014            184,262
      80,000   UNION PACIFIC CORPORATION                                                     4.88     01/15/2015             74,305
                                                                                                                            372,397
                                                                                                                    ---------------

REAL ESTATE - 0.29%
     185,000   LIBERTY PROPERTY LIMITED PARTNERSHIP<<                                        5.13     03/02/2015            171,064
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.20%
     120,000   ROUSE COMPANY LP++                                                            6.75     05/01/2013            118,800
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.66%
     130,000   E*TRADE FINANCIAL CORPORATION                                                 8.00     06/15/2011            134,550
     247,000   JEFFERIES GROUP INCORPORATED                                                  7.75     03/15/2012            266,220
     635,000   MORGAN STANLEY                                                                4.75     04/01/2014            583,010
                                                                                                                            983,780
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.34%
     190,000   BWAY CORPORATION                                                             10.00     10/15/2010            200,450
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.39%
     125,000   INTERFACE INCORPORATED<<                                                      9.50     02/01/2014            129,687
     100,000   PERRY ELLIS INTERNATIONAL INCORPORATED SERIES B                               8.88     09/15/2013             99,500
                                                                                                                            229,187
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.20%
     205,000   DAIMLERCHRYSLER NA HOLDING CORPORATION+/-                                     5.10     03/07/2007            205,121
     195,000   DAIMLERCHRYSLER NA HOLDING CORPORATION                                        7.75     01/18/2011            207,362
     195,000   FORD MOTOR COMPANY<<                                                          7.45     07/16/2031            141,375
     115,000   NORTHROP GRUMMAN CORPORATION                                                  4.08     11/16/2006            114,318
      44,000   RAYTHEON COMPANY                                                              6.75     08/15/2007             44,626
                                                                                                                            712,802
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $29,361,003)                                                                         28,757,004
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS@ - 2.62%
     100,000   ANGIOTECH PHARMACEUTICALS INCORPORATED++                                      7.75     04/01/2014             99,750
     145,000   BSKYB FINANCE UK PLC++                                                        5.63     10/15/2015            138,588
     175,000   FBG FINANCE LIMITED++                                                         5.13     06/15/2015            161,398
     130,000   GRUPO TELEVISA SA                                                             6.63     03/18/2025            122,850
     195,000   INEOS GROUP HOLDINGS PLC++                                                    8.50     02/15/2016            182,325
     135,000   INTELSAT BERMUDA LIMITED                                                      8.63     01/15/2015            136,688
     115,000   ISPAT INLAND ULC                                                              9.75     04/01/2014            128,656
     140,000   NOVELIS INCORPORATED++                                                        7.25     02/15/2015            133,700
     165,000   PCCW-HKT CAPITAL #3 LIMITED++                                                 5.25     07/20/2015            150,586

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
FOREIGN CORPORATE BONDS@ (CONTINUED)
$     25,000   QUEBECOR WORLD CAPITAL CORPORATION++                                          8.75%    03/15/2016    $        23,567
     140,000   ROGERS CABLE INCORPORATED<<                                                   6.75     03/15/2015            136,325
     150,000   ROGERS WIRELESS INCORPORATED                                                  6.38     03/01/2014            142,875

TOTAL FOREIGN CORPORATE BONDS (COST $1,619,668)                                                                           1,557,308
                                                                                                                    ---------------

FOREIGN GOVERNMENT BONDS@ - 1.23%
     240,000   PENERBANGAN MALAYSIA BOND<<++                                                 5.63     03/15/2016            231,757
     335,000   REPUBLIC OF SOUTH AFRICA                                                      6.50     06/02/2014            342,956
      37,000   UNITED MEXICAN STATES<<                                                       6.63     03/03/2015             37,444
     130,000   UNITED MEXICAN STATES                                                         5.63     01/15/2017            120,900

TOTAL FOREIGN GOVERNMENT BONDS (COST $739,179)                                                                              733,057
                                                                                                                    ---------------

US TREASURY SECURITIES - 15.79%

US TREASURY BONDS - 7.14%
   1,024,000   US TREASURY BOND<<                                                            8.13     08/15/2021          1,317,760
   1,040,000   US TREASURY BOND<<                                                            7.13     02/15/2023          1,240,525
     400,000   US TREASURY BOND<<                                                            6.00     02/15/2026            431,250
   1,050,000   US TREASURY BOND<<                                                            6.25     05/15/2030          1,182,399
      70,000   US TREASURY BOND<<                                                            5.38     02/15/2031             70,798
                                                                                                                          4,242,732
                                                                                                                    ---------------

US TREASURY NOTES - 8.65%
   1,610,000   US TREASURY NOTE<<                                                            4.38     11/15/2008          1,585,410
   2,798,000   US TREASURY NOTE<<                                                            4.25     10/15/2010          2,713,514
     893,000   US TREASURY NOTE<<                                                            4.25     08/15/2015            835,793
                                                                                                                          5,134,717
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $9,567,610)                                                                            9,377,449
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 30.73%

COLLATERAL INVESTED IN OTHER ASSETS - 30.73%
      15,803   ABBEY NATIONAL TREASURY SERVICE+/-++                                          5.15     01/16/2007             15,817
     234,492   AMERICAN EXPRESS BANK FSB+/-                                                  5.04     01/26/2007            234,481
     147,832   AMERICAN GENERAL FINANCE CORPORATION+/-++                                     5.11     06/15/2007            147,903
     333,723   AQUIFER FUNDING LIMITED++                                                     5.03     06/07/2006            333,446
     127,441   ATLAS CAPITAL FUNDING CORPORATION+/-++                                        4.98     11/10/2006            127,441
     101,953   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                             5.06     04/25/2007            101,946
      78,963   ATOMIUM FUNDING CORPORATION++                                                 4.87     06/07/2006             78,897
     717,873   ATOMIUM FUNDING CORPORATION                                                   5.06     06/15/2006            716,473
      34,583   ATOMIUM FUNDING CORPORATION++                                                 5.08     06/19/2006             34,496
   1,350,879   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
               (MATURITY VALUE $1,351,071)                                                   5.11     06/01/2006          1,350,880
     509,766   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
               (MATURITY VALUE $509,838)                                                     5.11     06/01/2006            509,766
      27,018   BEAR STEARNS & COMPANY SERIES MTNB+/-                                         5.18     06/19/2006             27,017
      19,162   BETA FINANCE INCORPORATED SERIES MTN+/-++                                     5.14     06/02/2006             19,162
     668,303   BHP BILLITON FINANCE USA LIMITED                                              5.05     06/12/2006            667,281
   1,729,583   BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $1,729,829)                                                   5.11     06/01/2006          1,729,583
      50,977   BUCKINGHAM CDO LLC++                                                          5.07     06/26/2006             50,799

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    254,883   BUCKINGHAM CDO LLC                                                            5.06%    07/24/2006    $       252,982
     203,906   CAIRN HIGH GRADE FUNDING I LLC                                                5.02     06/01/2006            203,906
      73,916   CAIRN HIGH GRADE FUNDING I LLC++                                              4.97     06/09/2006             73,834
     224,297   CAIRN HIGH GRADE FUNDING I LLC                                                5.04     06/12/2006            223,954
     127,441   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/14/2006            127,211
     112,148   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/15/2006            111,930
     112,148   CAIRN HIGH GRADE FUNDING I LLC                                                5.09     06/27/2006            111,741
       3,568   CAIRN HIGH GRADE FUNDING I LLC                                                5.15     07/11/2006              3,548
      10,195   CC USA INCORPORATED+/-++                                                      5.07     07/14/2006             10,195
      61,896   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.00     06/02/2006             61,887
     157,212   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.98     06/05/2006            157,124
      36,897   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.06     06/09/2006             36,856
      15,023   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.07     06/19/2006             14,985
     192,121   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/21/2006            191,586
     203,142   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/22/2006            202,549
     209,004   CEDAR SPRINGS CAPITAL COMPANY LLC                                             5.09     06/23/2006            208,362
      34,909   CEDAR SPRINGS CAPITAL COMPANY LLC                                             4.97     06/26/2006             34,787
     110,109   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                               5.05     06/13/2006            110,109
      14,019   CREDIT SUISSE FIRST BOSTON+/-                                                 5.21     06/19/2006             14,018
      38,232   CULLINAN FINANCE CORPORATION++                                                5.07     06/02/2006             38,227
     514,604   DEER VALLEY FUNDING LLC++                                                     5.04     06/26/2006            512,808
     394,538   DEER VALLEY FUNDING LLC                                                       5.08     06/27/2006            393,106
      16,567   DNB NOR BANK ASA                                                              5.08     07/05/2006             16,489
       6,372   EUREKA SECURITIZATION INCORPORATED++                                          5.06     06/23/2006              6,353
       1,917   FALCON ASSET SECURITIZATION CORPORATION                                       4.91     06/15/2006              1,913
     509,766   FCAR OWNER TRUST SERIES II                                                    5.04     06/22/2006            508,277
       5,098   FCAR OWNER TRUST SERIES II                                                    5.29     10/03/2006              5,008
     254,883   FIVE FINANCE INCORPORATED+/-++                                                5.12     01/25/2007            254,982
      16,980   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                              5.20     08/15/2006             16,800
     509,766   FOX TROT CDO LIMITED                                                          5.06     06/26/2006            507,987
      81,563   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.16     06/16/2006             81,563
      61,223   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.06     09/18/2006             61,248
     139,625   GEORGE STREET FINANCE LLC++                                                   5.03     06/08/2006            139,489
     259,981   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     06/30/2006            259,981
     127,441   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.21     08/16/2006            127,441
       8,284   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.34     08/18/2006              8,286
       4,562   GRAMPIAN FUNDING LIMITED                                                      4.85     07/03/2006              4,542
      61,172   HARRIER FINANCE FUNDING LLC                                                   5.04     06/29/2006             60,933
      37,213   HBOS TREASURY SERVICES PLC+/-++                                               4.98     06/30/2006             37,208
     428,203   ING USA ANNUITY & LIFE INSURANCE+/-                                           5.22     06/06/2006            428,203
     764,649   JP MORGAN CHASE SECURITIES CORPORATION REPUCHASE AGREEMENT
               (MATURITY VALUE $764,758)                                                     5.11     06/01/2006            764,649
      25,544   K2 USA LLC SERIES MTN+/-++                                                    5.13     07/24/2006             25,547
     326,250   KAUPTHING BANK HF+/-++                                                        5.14     03/20/2007            325,833
      18,637   KLIO FUNDING CORPORATION++                                                    5.06     06/22/2006             18,583
       9,237   KLIO FUNDING CORPORATION++                                                    5.14     07/26/2006              9,165

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     80,645   KLIO II FUNDING CORPORATION++                                                 4.98%    06/30/2006    $        80,319
      10,195   LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                          4.98     06/02/2006             10,195
     345,448   LEXINGTON PARKER CAPITAL CORPORATION++                                        5.07     06/02/2006            345,400
     254,883   LIQUID FUNDING LIMITED++                                                      5.09     06/30/2006            253,853
     137,637   LIQUID FUNDING LIMITED+/-++                                                   5.06     08/14/2006            137,637
     178,418   LIQUID FUNDING LIMITED+/-++                                                   4.99     12/01/2006            178,418
      28,037   MERRILL LYNCH & COMPANY+/-                                                    5.09     06/06/2006             28,037
     356,836   MORGAN STANLEY+/-                                                             5.13     10/10/2006            356,836
     254,883   MORGAN STANLEY+/-                                                             5.13     10/30/2006            254,883
      78,377   MORGAN STANLEY SERIES EXL+/-                                                  5.11     08/13/2010             78,397
       7,646   NATIONWIDE BUILDING SOCIETY+/-++                                              5.20     07/21/2006              7,647
      13,188   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     4.57     06/15/2006             13,162
      10,884   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.06     06/19/2006             10,856
      42,667   NORTH SEA FUNDING LLC                                                         4.97     06/21/2006             42,549
      56,966   OLD LINE FUNDING CORPORATION++                                                5.02     06/15/2006             56,855
       3,252   PERRY GLOBAL FUNDING LLC                                                      4.80     06/12/2006              3,247
      15,451   PERRY GLOBAL FUNDING LLC SERIES A                                             5.07     06/23/2006             15,404
       4,588   PERRY GLOBAL FUNDING LLC SERIES A++                                           5.17     08/10/2006              4,542
     234,263   RACERS TRUST 2004-6-MM+/-++                                                   5.10     05/22/2006            234,307
      23,679   REGENCY MARKETS LLC                                                           5.05     06/13/2006             23,639
     254,883   REGENCY MARKETS LLC++                                                         5.05     06/15/2006            254,386
     127,441   ROYAL BANK OF SCOTLAND PLC+/-++                                               5.22     11/24/2006            127,494
      16,134   ROYAL BANK OF SCOTLAND PLC+/-                                                 5.22     11/24/2006             16,141
     127,441   SEDNA FINANCE INCORPORATED+/-++                                               4.83     12/08/2006            127,456
     101,953   SLM CORPORATION+/-++                                                          5.08     05/04/2007            101,945
      63,858   TANGO FINANCE CORPORATION SERIES MTN+/-++                                     5.13     10/25/2006             63,877
       4,858   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                             4.93     06/06/2006              4,855
     318,481   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                               4.91     06/26/2006            317,370
      44,548   THUNDER BAY FUNDING INCORPORATED++                                            5.13     07/07/2006             44,324
       6,168   TICONDEROGA FUNDING LLC                                                       5.07     06/01/2006              6,168
     611,719   TIERRA ALTA FUNDING I LIMITED                                                 5.04     06/15/2006            610,526
     509,766   TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                                     5.26     07/11/2006            509,766
      97,972   TRAVELERS INSURANCE COMPANY+/-                                                5.15     02/09/2007             97,970
     254,883   UNICREDITO ITALIANO NEW YORK SERIES+/-                                        4.92     06/30/2006            254,806
     127,441   UNICREDITO ITALIANO SERIES LIB+/-++                                           5.09     03/09/2007            127,449
     127,441   VERSAILLES CDS LLC                                                            5.07     06/21/2006            127,087
     127,441   VERSAILLES CDS LLC                                                            5.02     06/26/2006            126,997
      77,994   VERSAILLES CDS LLC                                                            5.05     06/27/2006             77,711
      10,705   VERSAILLES CDS LLC++                                                          5.05     06/28/2006             10,665
      62,079   WHISTLEJACKET CAPITAL LIMITED                                                 5.03     06/26/2006             61,863
       6,092   WHITE PINE FINANCE LLC                                                        5.14     08/04/2006              6,036
     132,539   WHITE PINE FINANCE LLC SERIES MTN1+/-++                                       5.07     06/12/2006            132,540
       3,589   YORKTOWN CAPITAL LLC                                                          5.16     07/06/2006              3,571
                                                                                                                         18,258,759
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,258,759)                                                               18,258,759
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INCOME PLUS FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
SHORT-TERM INVESTMENTS - 3.13%
$  1,860,151   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                          $     1,860,151
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,860,151)                                                                            1,860,151
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $81,121,237)*                                134.57%                                                          $    79,944,045

OTHER ASSETS AND LIABILITIES, NET                  (34.57)                                                              (20,535,223)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $    59,408,822
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,860,151.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $81,423,981 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                             $   493,954
      GROSS UNREALIZED DEPRECIATION                              (1,973,889)
                                                                -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                $(1,479,935)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT         SECURITY NAME                                                                                           VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.12%
         N/A   WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                             $   112,128,365
                                                                                                                    ---------------

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $117,023,318)                                                   112,128,365
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $117,023,318)*                               100.12%                                                          $   112,128,365

OTHER ASSETS AND LIABILITIES, NET                   (0.12)                                                                 (136,689)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   111,991,676
                                                   ======                                                           ===============

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
AGENCY NOTES - INTEREST BEARING - 1.48%
$  8,200,000   FHLB<<                                                                        4.63%    07/18/2007    $     8,135,359
                                                                                                                    ---------------

TOTAL AGENCY NOTES - INTEREST BEARING (COST $8,190,197)                                                                   8,135,359
                                                                                                                    ---------------

AGENCY SECURITIES - 64.03%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 21.26%
  25,500,000   FHLMC<<                                                                       4.00     08/17/2007         25,101,027
  21,000,000   FHLMC<<                                                                       4.00     09/22/2009         20,155,212
   4,889,784   FHLMC #B13066                                                                 4.00     03/01/2014          4,641,337
   1,706,007   FHLMC #B13579                                                                 5.00     04/01/2019          1,649,462
   1,435,613   FHLMC #B13580                                                                 5.00     04/01/2019          1,388,030
   3,034,222   FHLMC #B15194                                                                 5.00     06/01/2019          2,933,654
   3,481,639   FHLMC #B16884                                                                 5.00     10/01/2019          3,366,242
   8,612,609   FHLMC #B17855                                                                 5.00     02/01/2020          8,315,437
   1,183,053   FHLMC #C01345                                                                 7.00     04/01/2032          1,213,810
     115,547   FHLMC #C31808                                                                 7.50     10/01/2029            120,223
   1,295,609   FHLMC #C59553                                                                 7.50     11/01/2031          1,346,416
   1,896,093   FHLMC #C65576                                                                 7.50     04/01/2032          1,970,203
   4,135,904   FHLMC #E96459                                                                 5.00     05/01/2018          4,003,101
     113,160   FHLMC #G00683                                                                 8.50     12/01/2025            121,521
  24,236,904   FHLMC #G08083<<                                                               4.50     08/01/2035         22,052,800
  11,254,000   FHLMC SERIES 2861 CLASS QC                                                    5.50     01/15/2029         11,079,395
   7,519,000   FHLMC SERIES 2867 CLASS LE                                                    5.50     02/15/2030          7,335,055
                                                                                                                        116,792,925
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 40.01%
   5,600,000   FNMA<<                                                                        5.75     02/15/2008          5,637,212
  15,000,000   FNMA<<                                                                        6.00     05/15/2011         15,381,210
  10,000,000   FNMA<<                                                                        5.38     11/15/2011          9,992,700
     149,151   FNMA #253266                                                                  8.00     05/01/2030            158,344
     818,735   FNMA #253951                                                                  7.50     09/01/2031            849,406
     806,522   FNMA #254218                                                                  7.00     02/01/2032            827,710
     299,576   FNMA #254223                                                                  7.50     02/01/2032            310,799
   2,089,960   FNMA #254480                                                                  7.00     10/01/2032          2,144,490
  13,626,810   FNMA #255720<<+/-                                                             4.00     03/01/2035         13,117,905
   2,447,981   FNMA #313689                                                                  7.00     08/01/2007          2,468,333
  11,464,372   FNMA #313864<<                                                                6.69     12/01/2007         11,535,672
   9,658,120   FNMA #357464<<                                                                4.50     12/01/2018          9,168,997
   7,281,811   FNMA #387402                                                                  5.03     05/01/2015          6,965,065
   7,601,000   FNMA #387405                                                                  5.09     05/01/2015          7,295,888
     183,014   FNMA #417768                                                                  6.50     03/01/2028            185,579
  16,329,912   FNMA #555710<<                                                                4.50     08/01/2018         15,502,904
     421,579   FNMA #70765                                                                   9.00     03/01/2021            455,753
   8,499,452   FNMA #735964+/-                                                               4.83     10/01/2035          8,390,098
  12,906,214   FNMA #787275<<+/-                                                             4.88     06/01/2034         12,638,864
   5,409,907   FNMA #813158+/-                                                               4.86     12/01/2034          5,325,840
   4,707,113   FNMA #832231<<                                                                3.50     06/01/2020          4,239,467
   4,947,636   FNMA #873354<<                                                                5.61     02/01/2021          5,077,017
  16,161,640   FNMA #880020<<+/-                                                             4.89     02/01/2036         15,763,061

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$ 17,480,000   FNMA GRANTOR TRUST SERIES 2001-T11 CLASS B<<                                  5.50%    09/25/2011    $    17,483,099
  15,275,044   FNMA GRANTOR TRUST SERIES 2002-T11 CLASS B                                    5.34     04/25/2012         15,131,671
  15,000,000   FNMA GRANTOR TRUST SERIES 2003-T1 CLASS B                                     4.49     11/25/2012         14,171,987
  19,738,221   FNMA SERIES 2005-12 CLASS EA                                                  4.50     09/25/2014         19,502,271
                                                                                                                        219,721,342
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.76%
  15,000,000   GNMA TBA%%                                                                    6.50     06/01/2036         15,157,965
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $362,444,808)                                                                             351,672,232
                                                                                                                    ---------------

ASSET BACKED SECURITIES - 0.07%
     361,362   CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-NC1 CLASS A1A+/-                   5.21     02/25/2035            361,380
                                                                                                                    ---------------

TOTAL ASSET BACKED SECURITIES (COST $361,329)                                                                               361,380
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.58%
   5,700,000   DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 1999-CG2 CLASS A1B                 7.30     06/10/2032          5,952,672
  37,188,000   FHLM                                                                          4.38     04/15/2015         36,277,563
   4,750,000   FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES
               1999-C4 CLASS A2                                                              7.39     12/15/2031          4,987,735
  10,862,136   FNMA SERIES 2005-77 CLASS BX<<                                                4.50     07/25/2028         10,627,612
   3,175,793   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES
               1997-C1 CLASS A3                                                              6.87     07/15/2029          3,207,929
  14,175,000   MORGAN STANLEY CAPITAL I SERIES 2005-HQ5 CLASS A4                             5.17     01/14/2042         13,544,227

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $77,020,438)                                                             74,597,738
                                                                                                                    ---------------

US TREASURY SECURITIES - 8.37%

US TREASURY BONDS - 0.49%
   3,000,000   US TREASURY BOND<<                                                            4.50     02/15/2036          2,680,314
                                                                                                                    ---------------

US TREASURY NOTES - 7.88%
  44,500,000   US TREASURY NOTE<<                                                            3.38     02/15/2008         43,297,121
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $46,221,318)                                                                          45,977,435
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 47.54%

COLLATERAL INVESTED IN OTHER ASSETS - 47.54%
     220,705   ABBEY NATIONAL TREASURY SERVICE+/-++                                          5.15     01/16/2007            220,903
   3,274,974   AMERICAN EXPRESS BANK+/-                                                      5.04     01/26/2007          3,274,811
   2,064,658   AMERICAN GENERAL FINANCE+/-++                                                 5.11     06/15/2007          2,065,649
   4,660,858   AQUIFER FUNDING LIMITED++                                                     5.03     06/07/2006          4,656,990
   1,779,877   ATLAS CAPITAL FUNDING CORPORATION+/-++                                        4.98     11/10/2006          1,779,877
   1,423,902   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                             5.06     04/25/2007          1,423,802
   1,102,812   ATOMIUM FUNDING CORPORATION++                                                 4.87     06/07/2006          1,101,897
  10,025,978   ATOMIUM FUNDING CORPORATION                                                   5.06     06/15/2006         10,006,427
     482,988   ATOMIUM FUNDING CORPORATION++                                                 5.08     06/19/2006            481,780
  18,866,700   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
               (MATURITY VALUE $18,869,378)                                                  5.11     06/01/2006         18,866,700
   7,119,509   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
               (MATURITY VALUE $7,120,520)                                                   5.11     06/01/2006          7,119,510
     377,334   BEAR STEARNS COMPANY INCORPORATED SERIES MTNB+/-                              5.18     06/19/2006            377,326
     267,622   BETA FINANCE INCORPORATED+/-++                                                5.14     06/02/2006            267,622
   9,333,677   BHP BILLITON FINANCE (USA) LIMITED                                            5.05     06/12/2006          9,319,396

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 24,155,763   BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $24,159,191)                                                  5.11%    06/01/2006    $    24,155,763
     711,951   BUCKINGHAM CDO LLC++                                                          5.07     06/26/2006            709,466
   3,559,755   BUCKINGHAM CDO LLC                                                            5.06     07/24/2006          3,533,199
   2,847,804   CAIRN HIGH GRADE FUNDING I                                                    5.02     06/01/2006          2,847,804
   1,032,329   CAIRN HIGH GRADE FUNDING I++                                                  4.97     06/09/2006          1,031,183
   3,132,584   CAIRN HIGH GRADE FUNDING I                                                    5.04     06/12/2006          3,127,791
   1,779,877   CAIRN HIGH GRADE FUNDING I++                                                  5.04     06/14/2006          1,776,656
   1,566,292   CAIRN HIGH GRADE FUNDING I++                                                  5.04     06/15/2006          1,563,238
   1,566,292   CAIRN HIGH GRADE FUNDING I                                                    5.09     06/27/2006          1,560,606
      49,837   CAIRN HIGH GRADE FUNDING I                                                    5.15     07/11/2006             49,557
     142,390   CC USA INCORPORATED+/-++                                                      5.07     07/14/2006            142,392
     864,451   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.00     06/02/2006            864,330
   2,195,657   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.98     06/05/2006          2,194,427
     515,310   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.06     06/09/2006            514,738
     209,812   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.07     06/19/2006            209,287
   2,683,201   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/21/2006          2,675,741
   2,837,125   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/22/2006          2,828,840
   2,918,999   CEDAR SPRINGS CAPITAL COMPANY LLC                                             5.09     06/23/2006          2,910,038
     487,544   CEDAR SPRINGS CAPITAL COMPANY LLC                                             4.97     06/26/2006            485,843
   1,537,814   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                               5.05     06/13/2006          1,537,814
     195,787   CREDIT SUISSE FIRST BOSTON+/-                                                 5.21     06/19/2006            195,785
     533,963   CULLINAN FINANCE CORPORATION++                                                5.07     06/02/2006            533,888
   7,187,074   DEER VALLEY FUNDING LLC++                                                     5.04     06/26/2006          7,161,991
   5,510,216   DEER VALLEY FUNDING LLC                                                       5.08     06/27/2006          5,490,213
      49,864   DEUTSCHE BANK REPURCHASE AGREEMENT
               (MATURITY VALUE $49,871)                                                      5.06     06/01/2006             49,864
     231,384   DNB NOR BANK ASA                                                              5.08     07/05/2006            230,283
      88,994   EUREKA SECURITIZATION INCORPORATED++                                          5.06     06/23/2006             88,721
      26,769   FALCON ASSET SECURITIZATION CORPORATION                                       4.91     06/15/2006             26,717
   7,119,509   FCAR OWNER TRUST SERIES II                                                    5.04     06/22/2006          7,098,721
      71,195   FCAR OWNER TRUST SERIES II                                                    5.29     10/03/2006             69,939
   3,559,755   FIVE FINANCE INCORPORATED+/-++                                                5.12     01/25/2007          3,561,143
     237,151   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                              5.20     08/15/2006            234,632
   7,119,509   FOX TROT CDO LIMITED                                                          5.06     06/26/2006          7,094,662
     855,053   GENERAL ELECTRIC CAPITAL+/-                                                   5.06     09/18/2006            855,404
   1,139,122   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.16     06/16/2006          1,139,122
   1,950,034   GEORGE STREET FINANCE LLC++                                                   5.03     06/08/2006          1,948,142
   3,630,950   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     06/30/2006          3,630,950
   1,779,877   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.21     08/16/2006          1,779,877
     115,692   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.34     08/18/2006            115,728
      63,720   GRAMPIAN FUNDING LIMITED                                                      4.85     07/03/2006             63,434
     854,341   HARRIER FINANCE FUNDING LLC                                                   5.04     06/29/2006            851,009
     519,724   HBOS TREASURY SERVICES PLC+/-++                                               4.98     06/30/2006            519,662
   5,980,388   ING USA ANNUITY & LIFE INSURANCE+/-                                           5.22     06/06/2006          5,980,388
  10,679,264   JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $10,680,780)                                                  5.11     06/01/2006         10,679,264

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    356,759   K2 (USA) LLC+/-++                                                             5.13%    07/24/2006    $       356,794
   4,556,486   KAUPTHING BANK HF+/-++                                                        5.14     03/20/2007          4,550,654
     260,289   KLIO FUNDING CORPORATION++                                                    5.06     06/22/2006            259,529
     129,006   KLIO FUNDING CORPORATION++                                                    5.14     07/26/2006            128,006
   1,126,306   KLIO II FUNDING CORPORATION++                                                 4.98     06/30/2006          1,121,756
     142,390   LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                          4.98     06/02/2006            142,390
   4,824,607   LEXINGTON PARKER CAPITAL CORPORATION++                                        5.07     06/02/2006          4,823,931
   6,165,532   LEXINGTON PARKER CAPITAL CORPORATION                                          5.14     10/05/2006          6,055,046
   3,559,755   LIQUID FUNDING LIMITED++                                                      5.09     06/30/2006          3,545,373
   1,922,268   LIQUID FUNDING LIMITED+/-++                                                   5.06     08/14/2006          1,922,268
   2,491,828   LIQUID FUNDING LIMITED+/-++                                                   4.99     12/01/2006          2,491,828
     391,573   MERRILL LYNCH & COMPANY+/-                                                    5.09     06/06/2006            391,573
   4,983,657   MORGAN STANLEY+/-                                                             5.13     10/10/2006          4,983,657
   3,559,755   MORGAN STANLEY+/-                                                             5.13     10/30/2006          3,559,755
   1,094,625   MORGAN STANLEY+/-                                                             5.11     08/13/2010          1,094,909
     106,793   NATIONWIDE BUILDING SOCIETY+/-++                                              5.20     07/21/2006            106,801
     184,182   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     4.57     06/15/2006            183,823
     152,002   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.06     06/19/2006            151,622
     595,903   NORTH SEA FUNDING LLC                                                         4.97     06/21/2006            594,246
     795,605   OLD LINE FUNDING CORPORATION++                                                5.02     06/15/2006            794,054
      45,422   PERRY GLOBAL FUNDING LIMITED                                                  4.80     06/12/2006             45,353
     215,792   PERRY GLOBAL FUNDING LIMITED SERIES A                                         5.07     06/23/2006            215,130
      64,076   PERRY GLOBAL FUNDING LIMITED SERIES A++                                       5.17     08/10/2006             63,440
   3,271,771   RACERS TRUST 2004+/-++                                                        5.10     05/22/2006          3,272,392
     330,701   REGENCY MARKETS #1 LLC                                                        5.05     06/13/2006            330,149
   3,559,755   REGENCY MARKETS #1 LLC++                                                      5.05     06/15/2006          3,552,813
     225,332   ROYAL BANK OF SCOTLAND PLC+/-                                                 5.22     11/24/2006            225,425
   1,779,877   ROYAL BANK OF SCOTLAND PLC+/-++                                               5.22     11/24/2006          1,780,607
   1,779,877   SEDNA FINANCE INCORPORATED+/-++                                               4.83     12/08/2006          1,780,073
   1,423,902   SLM CORPORATION+/-++                                                          5.08     05/04/2007          1,423,788
     891,861   TANGO FINANCE CORPORATION+/-++                                                5.13     10/25/2006            892,120
      67,849   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                          4.93     06/06/2006             67,801
   4,447,985   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED                            4.91     06/26/2006          4,432,461
     622,174   THUNDER BAY FUNDING INCORPORATED++                                            5.13     07/07/2006            619,038
      86,146   TICONDEROGA FUNDING LLC                                                       5.07     06/01/2006             86,146
   8,543,411   TIERRA ALTA FUNDING I LIMITED                                                 5.04     06/15/2006          8,526,752
   7,119,509   TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                                     5.26     07/11/2006          7,119,510
   1,368,299   TRAVELERS INSURANCE COMPANY+/-                                                5.15     02/09/2007          1,368,271
   1,779,877   UNICREDITO ITALIANO+/-++                                                      5.09     03/09/2007          1,779,984
   3,559,755   UNICREDITO ITALIANO NEW YORK SERIES+/-                                        4.92     06/30/2006          3,558,683
   1,779,877   VERSAILLES CDS LLC                                                            5.07     06/21/2006          1,774,929
   1,779,877   VERSAILLES CDS LLC                                                            5.02     06/26/2006          1,773,666
   1,089,285   VERSAILLES CDS LLC                                                            5.05     06/27/2006          1,085,331
     149,510   VERSAILLES CDS LLC++                                                          5.05     06/28/2006            148,948
     867,014   WHISTLEJACKET CAPITAL LIMITED                                                 5.03     06/26/2006            863,988
      85,078   WHITE PINE FINANCE LLC                                                        5.14     08/04/2006             84,306
   1,851,072   WHITE PINE FINANCE LLC SERIES MTN+/-++                                        5.07     06/12/2006          1,851,091

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     50,121   YORKTOWN CAPITAL LLC                                                          5.16%    07/06/2006    $        49,876
                                                                                                                        261,111,028
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $261,111,028)                                                             261,111,028
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 14.93%

REPURCHASE AGREEMENTS - 14.88%
  31,000,000   COUNTRYWIDE SECURITIES - 102% COLLATERALIZED BY
               US GOVERNMENT SECURITIES (MATURITY VALUE $31,004,374)                         5.08     06/01/2006         31,000,000
  50,745,000   GREENWICH CAPITAL MARKETS - 102% COLLATERALIZED BY
               US GOVERNMENT SECURITIES (MATURITY VALUE $50,752,161)                         5.08     06/01/2006         50,745,000
                                                                                                                         81,745,000
                                                                                                                    ---------------

US TREASURY BILLS - 0.05%
     250,000   US TREASURY BILL^@                                                            4.64     06/15/2006            249,549
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $81,994,549)                                                                          81,994,549
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $837,343,667)*                               150.00%                                                          $   823,849,721

OTHER ASSETS AND LIABILITIES, NET                  (50.00)                                                             (274,633,987)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   549,215,734
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

@     SECURITY PLEDGED AS COLLATERAL FOR FUTURE TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $839,644,340 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                            $    419,280
      GROSS UNREALIZED DEPRECIATION                             (16,213,899)
                                                               ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)               $(15,794,619)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
AGENCY NOTES - INTEREST BEARING - 11.33%
$ 29,780,000   FHLB<<                                                                        4.63%    07/18/2007    $    29,545,244
  31,345,000   FHLMC                                                                         5.13     10/24/2007         31,252,846

TOTAL AGENCY NOTES - INTEREST BEARING (COST $60,992,540)                                                                 60,798,090
                                                                                                                    ---------------

AGENCY SECURITIES - 38.99%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 30.27%
  21,914,686   FHLMC #1H2566<<+/-                                                            5.16     12/01/2035         21,627,027
   3,613,761   FHLMC #1L0171<<+/-                                                            5.61     06/01/2035          3,626,629
   6,567,680   FHLMC SERIES 2687 CLASS PW                                                    5.50     07/15/2009          6,557,992
  26,568,000   FHLMC SERIES 2695 CLASS GU<<                                                  3.50     11/15/2022         25,834,922
  31,303,430   FHLMC SERIES 2705 CLASS LA<<                                                  4.50     02/15/2023         30,878,264
  54,113,271   FHLMC SERIES 2727 CLASS PW<<                                                  3.57     06/15/2029         52,088,114
   6,967,942   FHLMC SERIES 2731 CLASS PK<<                                                  3.50     05/15/2026          6,753,722
  15,357,260   FHLMC SERIES 2965 CLASS GB                                                    4.50     11/15/2014         15,124,894
                                                                                                                        162,491,564
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.12%
   6,363,180   FNMA #380662<<                                                                6.19     08/01/2008          6,397,932
   4,567,451   FNMA #381370<<                                                                5.74     03/01/2009          4,575,863
  13,464,656   FNMA #868560<<+/-                                                             5.27     04/01/2036         13,295,296
   8,684,817   FNMA SERIES 2005-12 CLASS EA                                                  4.50     09/25/2014          8,580,999
                                                                                                                         32,850,090
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.60%
     440,377   GNMA SERIES 2006-3 CLASS A                                                    4.21     01/16/2028            424,584
  13,380,000   GNMA TBA%%                                                                    6.50     06/01/2036         13,520,905
                                                                                                                         13,945,489
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $213,492,256)                                                                             209,287,143
                                                                                                                    ---------------

ASSET BACKED SECURITIES - 1.87%
     744,097   CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3                       2.08     05/15/2008            737,937
   6,140,000   FORD CREDIT AUTO OWNER TRUST SERIES 2005-B CLASS A3                           4.17     01/15/2009          6,076,778
     298,148   ONYX ACCEPTANCE AUTO TRUST SERIES 2004-A CLASS A3                             2.19     03/17/2008            297,418
   1,774,000   PG&E ENERGY RECOVERY FUNDING LLC SERIES 2005-2 CLASS A1                       4.85     06/25/2011          1,759,695
   1,250,000   SLM STUDENT LOAN TRUST SERIES 2004-1 CLASS A6++                               3.46     07/25/2039          1,186,825

TOTAL ASSET BACKED SECURITIES (COST $10,153,912)                                                                         10,058,653
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 33.34%
     226,802   CHASE FUNDING MORTGAGE LOAN SERIES 2001-3 CLASS 2A1+/-                        5.58     10/25/2031            226,862
   1,800,000   DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 1999-CG2 CLASS A1B                 7.30     06/10/2032          1,879,791
  19,857,404   FHLMC SERIES 2893 CLASS PA<<                                                  4.00     04/15/2025         19,339,658
   8,576,205   FHLMC SERIES 2941 CLASS WA<<                                                  5.00     11/15/2024          8,479,225
   1,400,000   FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE
               SERIES 1999-C4 CLASS A2                                                       7.39     12/15/2031          1,470,070
   1,583,052   FNGT SERIES 2001 T6 CLASS A                                                   5.70     05/25/2011          1,591,762
  22,117,000   FNMA SERIES 2003-106 CLASS WB<<                                               4.50     10/25/2015         21,777,150
  11,697,017   FNMA SERIES 2003-120 CLASS GU                                                 4.50     12/25/2013         11,444,402
  10,140,400   FNMA SERIES 2003-122 CLASS OH                                                 4.00     08/25/2013          9,910,815
  35,335,007   FNMA SERIES 2003-25 CLASS CH                                                  4.00     03/25/2017         33,991,739

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  7,246,141   FNMA SERIES 2004-69 CLASS CT<<                                                4.50%    06/25/2018    $     6,998,186
  37,513,217   FNMA SERIES 2005-65 CLASS WG<<                                                4.50     08/25/2026         36,761,546
  20,925,487   FNMA SERIES 2005-77 CLASS BX<<                                                4.50     07/25/2028         20,473,685
   1,134,212   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED
               SERIES 1997-C1 CLASS A3                                                       6.87     07/15/2029          1,145,689
     661,901   GNMA SERIES 2006-8 CLASS A                                                    3.94     08/16/2025            637,147
   1,549,000   GS MORTGAGE SECURITIES CORPORATION SERIES 1998-GLII CLASS A2                  6.56     04/13/2031          1,572,304
   1,301,593   JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES
               SERIES 2004-C3 CLASS A1                                                       3.77     01/15/2042          1,261,182

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $181,976,528)                                                           178,961,213
                                                                                                                    ---------------

US TREASURY SECURITIES - 15.31%

US TREASURY NOTES - 15.31%
     182,000   US TREASURY NOTE<<                                                            4.25     10/31/2007            180,023
   9,826,000   US TREASURY NOTE                                                              4.25     11/30/2007          9,711,999
  12,374,000   US TREASURY NOTE<<                                                            4.38     12/31/2007         12,246,882
   9,551,000   US TREASURY NOTE<<                                                            4.38     01/31/2008          9,447,658
   1,542,000   US TREASURY NOTE<<                                                            4.63     02/29/2008          1,530,978
  31,193,000   US TREASURY NOTE<<                                                            4.63     03/31/2008         30,962,702
   2,280,000   US TREASURY NOTE                                                              4.88     04/30/2008          2,273,053
  15,866,000   US TREASURY NOTE                                                              4.88     05/31/2008         15,817,656

TOTAL US TREASURY SECURITIES (COST $82,440,055)                                                                          82,170,951
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 45.84%

COLLATERAL INVESTED IN OTHER ASSETS - 45.84%
     212,960   ABBEY NATIONAL TREASURY SERVICE+/-++                                          5.15     01/16/2007            213,152
   3,160,051   AMERICAN EXPRESS BANK+/-                                                      5.04     01/26/2007          3,159,893
   1,992,206   AMERICAN GENERAL FINANCE+/-++                                                 5.11     06/15/2007          1,993,162
   4,497,302   AQUIFER FUNDING LIMITED++                                                     5.03     06/07/2006          4,493,569
   1,717,419   ATLAS CAPITAL FUNDING CORPORATION+/-++                                        4.98     11/10/2006          1,717,419
   1,373,935   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                             5.06     04/25/2007          1,373,839
   1,064,113   ATOMIUM FUNDING CORPORATION++                                                 4.87     06/07/2006          1,063,230
   9,674,152   ATOMIUM FUNDING CORPORATION                                                   5.06     06/15/2006          9,655,288
     466,039   ATOMIUM FUNDING CORPORATION++                                                 5.08     06/19/2006            464,874
  25,074,317   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
               (MATURITY VALUE $25,077,876)                                                  5.11     06/01/2006         25,074,317
     364,093   BEAR STEARNS COMPANY INCORPORATED SERIES MTNB+/-                              5.18     06/19/2006            364,085
     258,231   BETA FINANCE INCORPORATED+/-++                                                5.14     06/02/2006            258,231
   9,006,145   BHP BILLITON FINANCE (USA) LIMITED                                            5.05     06/12/2006          8,992,366
  23,308,103   BNP PARIBAS REPURCHASE AGREEMENT
               (MATURITY VALUE $23,311,411)                                                  5.11     06/01/2006         23,308,103
     686,968   BUCKINGHAM CDO LLC++                                                          5.07     06/26/2006            684,570
   3,434,838   BUCKINGHAM CDO LLC                                                            5.06     07/24/2006          3,409,214
   2,747,870   CAIRN HIGH GRADE FUNDING I                                                    5.02     06/01/2006          2,747,870
     996,103   CAIRN HIGH GRADE FUNDING I++                                                  4.97     06/09/2006            994,997
   3,022,657   CAIRN HIGH GRADE FUNDING I                                                    5.04     06/12/2006          3,018,033
   1,717,419   CAIRN HIGH GRADE FUNDING I++                                                  5.04     06/14/2006          1,714,310
   1,511,329   CAIRN HIGH GRADE FUNDING I++                                                  5.04     06/15/2006          1,508,382
   1,511,329   CAIRN HIGH GRADE FUNDING I                                                    5.09     06/27/2006          1,505,843

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     48,088   CAIRN HIGH GRADE FUNDING I                                                    5.15%    07/11/2006    $        47,818
     137,394   CC USA INCORPORATED+/-++                                                      5.07     07/14/2006            137,395
     834,116   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.00     06/02/2006            833,999
   2,118,608   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.98     06/05/2006          2,117,422
     497,227   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.06     06/09/2006            496,675
     202,449   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.07     06/19/2006            201,943
   2,589,043   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/21/2006          2,581,846
   2,737,566   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/22/2006          2,729,572
   2,816,567   CEDAR SPRINGS CAPITAL COMPANY LLC                                             5.09     06/23/2006          2,807,920
     470,435   CEDAR SPRINGS CAPITAL COMPANY LLC                                             4.97     06/26/2006            468,794
   1,483,850   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                               5.05     06/13/2006          1,483,850
     188,916   CREDIT SUISSE FIRST BOSTON+/-                                                 5.21     06/19/2006            188,914
     515,226   CULLINAN FINANCE CORPORATION++                                                5.07     06/02/2006            515,154
   6,934,869   DEER VALLEY FUNDING LLC++                                                     5.04     06/26/2006          6,910,666
   5,316,854   DEER VALLEY FUNDING LLC                                                       5.08     06/27/2006          5,297,554
     223,264   DNB NOR BANK ASA                                                              5.08     07/05/2006            222,202
      85,871   EUREKA SECURITIZATION INCORPORATED++                                          5.06     06/23/2006             85,607
      25,830   FALCON ASSET SECURITIZATION CORPORATION                                       4.91     06/15/2006             25,780
   6,869,676   FCAR OWNER TRUST SERIES II                                                    5.04     06/22/2006          6,849,616
      68,697   FCAR OWNER TRUST SERIES II                                                    5.29     10/03/2006             67,485
   3,434,838   FIVE FINANCE INCORPORATED+/-++                                                5.12     01/25/2007          3,436,177
     228,829   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                              5.20     08/15/2006            226,399
   6,869,676   FOX TROT CDO LIMITED                                                          5.06     06/26/2006          6,845,701
     825,048   GENERAL ELECTRIC CAPITAL+/-                                                   5.06     09/18/2006            825,386
   1,099,148   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.16     06/16/2006          1,099,148
   1,881,604   GEORGE STREET FINANCE LLC++                                                   5.03     06/08/2006          1,879,779
   3,503,535   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     06/30/2006          3,503,535
   1,717,419   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.21     08/16/2006          1,717,419
     111,632   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.34     08/18/2006            111,667
      61,484   GRAMPIAN FUNDING LIMITED                                                      4.85     07/03/2006             61,208
     824,361   HARRIER FINANCE FUNDING LLC                                                   5.04     06/29/2006            821,146
     501,486   HBOS TREASURY SERVICES PLC+/-++                                               4.98     06/30/2006            501,426
   5,770,528   ING USA ANNUITY & LIFE INSURANCE+/-                                           5.22     06/06/2006          5,770,528
  10,304,514   JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $10,305,977)                                                  5.11     06/01/2006         10,304,514
     344,239   K2 (USA) LLC+/-++                                                             5.13     07/24/2006            344,274
   4,396,593   KAUPTHING BANK HF+/-++                                                        5.14     03/20/2007          4,390,965
     251,155   KLIO FUNDING CORPORATION++                                                    5.06     06/22/2006            250,422
     124,479   KLIO FUNDING CORPORATION++                                                    5.14     07/26/2006            123,514
   1,086,783   KLIO II FUNDING CORPORATION++                                                 4.98     06/30/2006          1,082,392
     137,394   LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                          4.98     06/02/2006            137,393
   4,655,305   LEXINGTON PARKER CAPITAL CORPORATION++                                        5.07     06/02/2006          4,654,653
   3,434,838   LIQUID FUNDING LIMITED++                                                      5.09     06/30/2006          3,420,961
   1,854,812   LIQUID FUNDING LIMITED+/-++                                                   5.06     08/14/2006          1,854,812
   2,404,387   LIQUID FUNDING LIMITED+/-++                                                   4.99     12/01/2006          2,404,386
     377,832   MERRILL LYNCH & COMPANY+/-                                                    5.09     06/06/2006            377,832

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  4,808,773   MORGAN STANLEY+/-                                                             5.13%    10/10/2006    $     4,808,773
   3,434,838   MORGAN STANLEY+/-                                                             5.13     10/30/2006          3,434,838
   1,056,213   MORGAN STANLEY+/-                                                             5.11     08/13/2010          1,056,487
     103,045   NATIONWIDE BUILDING SOCIETY+/-++                                              5.20     07/21/2006            103,053
     177,719   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     4.57     06/15/2006            177,372
     146,668   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.06     06/19/2006            146,301
     574,992   NORTH SEA FUNDING LLC                                                         4.97     06/21/2006            573,393
     767,686   OLD LINE FUNDING CORPORATION++                                                5.02     06/15/2006            766,189
      43,829   PERRY GLOBAL FUNDING LIMITED                                                  4.80     06/12/2006             43,761
     208,220   PERRY GLOBAL FUNDING LIMITED SERIES A                                         5.07     06/23/2006            207,581
      61,827   PERRY GLOBAL FUNDING LIMITED SERIES A++                                       5.17     08/10/2006             61,214
   3,156,960   RACERS TRUST 2004+/-++                                                        5.10     05/22/2006          3,157,559
     319,096   REGENCY MARKETS #1 LLC                                                        5.05     06/13/2006            318,564
   3,434,838   REGENCY MARKETS #1 LLC++                                                      5.05     06/15/2006          3,428,140
   1,717,419   ROYAL BANK OF SCOTLAND PLC+/-++                                               5.22     11/24/2006          1,718,123
     217,425   ROYAL BANK OF SCOTLAND PLC+/-                                                 5.22     11/24/2006            217,514
   1,717,419   SEDNA FINANCE INCORPORATED+/-++                                               4.83     12/08/2006          1,717,608
   1,373,935   SLM CORPORATION+/-++                                                          5.08     05/04/2007          1,373,825
     860,564   TANGO FINANCE CORPORATION+/-++                                                5.13     10/25/2006            860,814
      65,468   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                          4.93     06/06/2006             65,422
   4,291,899   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED                            4.91     06/26/2006          4,276,920
     600,341   THUNDER BAY FUNDING INCORPORATED++                                            5.13     07/07/2006            597,315
      83,123   TICONDEROGA FUNDING LLC                                                       5.07     06/01/2006             83,123
   8,243,611   TIERRA ALTA FUNDING I LIMITED                                                 5.04     06/15/2006          8,227,536
   6,869,676   TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                                     5.26     07/11/2006          6,869,676
   1,320,283   TRAVELERS INSURANCE COMPANY+/-                                                5.15     02/09/2007          1,320,257
   1,717,419   UNICREDITO ITALIANO+/-++                                                      5.09     03/09/2007          1,717,522
   3,434,838   UNICREDITO ITALIANO NEW YORK SERIES+/-                                        4.92     06/30/2006          3,433,804
   1,717,419   VERSAILLES CDS LLC                                                            5.07     06/21/2006          1,712,644
   1,717,419   VERSAILLES CDS LLC                                                            5.02     06/26/2006          1,711,425
   1,051,060   VERSAILLES CDS LLC                                                            5.05     06/27/2006          1,047,245
     144,263   VERSAILLES CDS LLC++                                                          5.05     06/28/2006            143,721
     836,589   WHISTLEJACKET CAPITAL LIMITED                                                 5.03     06/26/2006            833,669
      82,093   WHITE PINE FINANCE LLC                                                        5.14     08/04/2006             81,348
   1,786,116   WHITE PINE FINANCE LLC SERIES MTN+/-++                                        5.07     06/12/2006          1,786,134
      48,363   YORKTOWN CAPITAL LLC                                                          5.16     07/06/2006             48,126

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $246,057,592)                                                             246,057,592
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
SHORT-TERM INVESTMENTS - 10.04%

REPURCHASE AGREEMENTS - 10.04%
$ 48,855,000   BEAR STEARNS & COMPANY INCORPORATED - 102% COLLATERALIZED BY US
               GOVERNMENT SECURITIES (MATURITY VALUE $48,861,894)                            5.08%    06/01/2006    $    48,855,000
   5,035,000   GREENWICH CAPITAL MARKETS - 102% COLLATERALIZED BY US GOVERNMENT
               SECURITIES (MATURITY VALUE $5,035,710)                                        5.08     06/01/2006          5,035,000

TOTAL SHORT-TERM INVESTMENTS (COST $53,890,000)                                                                          53,890,000
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $849,002,883)*                               156.72%                                                          $   841,223,642

OTHER ASSETS AND LIABILITIES, NET                  (56.72)                                                             (304,450,575)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   536,773,067
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $849,739,565 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                             $    17,743
      GROSS UNREALIZED DEPRECIATION                              (8,533,666)
                                                                -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                $(8,515,923)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STABLE INCOME FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT         SECURITY NAME                                                                                            VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.27%
         N/A   WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                        $   448,696,109

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $453,602,163)                                                   448,696,109
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $453,602,163)*                               100.27%                                                          $   448,696,109

OTHER ASSETS AND LIABILITIES, NET                   (0.27)                                                               (1,197,174)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   447,498,935
                                                   ======                                                           ===============

* COST FOR FEDERAL INCOME TAX PURPOSES IS $453,083,833 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSIST OF:

      GROSS UNREALIZED APPRECIATION                             $         0
      GROSS UNREALIZED DEPRECIATION                              (4,387,723)
                                                                -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                $(4,387,723)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
CORPORATE BONDS & NOTES - 76.29%

AEROSPACE, DEFENSE - 0.64%
$    200,000   ARMOR HOLDINGS INCORPORATED                                                   8.25%    08/15/2013    $       210,500
                                                                                                                    ---------------

AGRICULTURAL PRODUCTION CROPS - 0.60%
     200,000   EUROFRESH++                                                                  11.50     01/15/2013            196,250
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 2.81%
     200,000   PINNACLE ENTERTAINMENT                                                        8.25     03/15/2012            203,000
     125,000   TOWN SPORTS INTERNATIONAL INCORPORATED                                        9.63     04/15/2011            131,875
     200,000   TOWN SPORTS INTERNATIONAL INCORPORATED^                                       9.89     02/01/2014            159,000
     410,000   TUNICA-BILOXI GAMING AU++                                                     9.00     11/15/2015            425,888
                                                                                                                            919,763
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.10%
     180,000   LEVI STRAUSS & COMPANY+/-                                                     9.74     04/01/2012            186,075
     175,000   RIDDELL BELL HOLDINGS INCORPORATED                                            8.38     10/01/2012            174,125
                                                                                                                            360,200
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.46%
      75,000   AUTONATION INCORPORATED+++/-                                                  7.04     04/15/2013             75,750
      75,000   AUTONATION INCORPORATED++                                                     7.00     04/15/2014             74,625
                                                                                                                            150,375
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.11%
     370,000   UNITED RENTALS NORTH AMERICA INCORPORATED                                     7.75     11/15/2013            362,600
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 1.45%
     250,000   ERICO INTERNATIONAL CORPORATION                                               8.88     03/01/2012            260,000
     140,000   K HOVNANIAN ENTERPRISES INCORPORATED                                          6.25     01/15/2015            125,146
     100,000   KB HOME                                                                       6.25     06/15/2015             91,323
                                                                                                                            476,469
                                                                                                                    ---------------

BUSINESS SERVICES - 5.44%
      40,000   AVIS BUDGET CAR RENTAL LLC+++/-                                               7.58     05/15/2014             40,600
      75,000   AVIS BUDGET CAR RENTAL LLC++                                                  7.75     05/15/2016             75,563
     195,000   CCM MERGER INCORPORATED++                                                     8.00     08/01/2013            187,200
     110,000   HERTZ CORPORATION++                                                           8.88     01/01/2014            114,400
      95,000   HERTZ CORPORATION++                                                          10.50     01/01/2016            102,838
     305,000   NATIONSRENT INCORPORATED                                                      9.50     10/15/2010            327,875
     245,000   RAINBOW NATIONAL SERVICES LLC++                                              10.38     09/01/2014            273,787
     300,000   RENT-WAY INCORPORATED                                                        11.88     06/15/2010            310,500
     130,000   SUNGARD DATA SYSTEMS INCORPORATED++                                           9.13     08/15/2013            136,337
      95,000   SUNGARD DATA SYSTEMS INCORPORATED++                                          10.25     08/15/2015             99,275
     108,000   WATERFORD GAMING LLC++                                                        8.63     09/15/2012            114,480
                                                                                                                          1,782,855
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 2.45%
     155,000   CHEMTURA CORPORATION                                                          6.88     06/01/2016            150,350
     135,000   IMC GLOBAL INCORPORATED                                                      10.88     08/01/2013            152,888
     265,000   OMNOVA SOLUTIONS INCORPORATED                                                11.25     06/01/2010            282,887
     200,000   POLYONE CORPORATION                                                          10.63     05/15/2010            215,500
                                                                                                                            801,625
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COAL MINING - 1.33%
$    300,000   ARCH WESTERN FINANCE LLC                                                      6.75%    07/01/2013    $       291,000
     145,000   FOUNDATION PA COAL COMPANY                                                    7.25     08/01/2014            145,725
                                                                                                                            436,725
                                                                                                                    ---------------

COMMUNICATIONS - 9.39%
      95,000   AIRGATE PCS INCORPORATED+/-                                                   8.83     10/15/2011             97,850
     365,000   CCH I LLC                                                                    11.00     10/01/2015            313,900
     300,000   CCO HOLDINGS LLC/CAPITAL CORPORATION+/-                                       9.04     12/15/2010            303,750
     175,000   CHARTER COMMUNICATIONS HOLDINGS II LLC/CAPITAL CORPORATION                   10.25     09/15/2010            174,563
     180,000   CITIZENS COMMUNICATIONS COMPANY                                               9.00     08/15/2031            189,000
     155,000   CSC HOLDINGS INCORPORATED SERIES B                                            7.63     04/01/2011            155,775
     210,000   DOBSON CELLULAR SYSTEMS                                                       9.88     11/01/2012            226,800
     170,000   EMBARQ CORPORATION                                                            7.08     06/01/2016            170,202
     165,000   HORIZON PCS INCORPORATED                                                     11.38     07/15/2012            187,275
     107,000   PANAMSAT CORPORATION                                                          9.00     08/15/2014            111,013
     350,000   PAXSON COMMUNICATIONS+++/-                                                   11.32     01/15/2013            353,937
     550,000   QWEST CORPORATION+/-                                                          8.16     06/15/2013            593,312
     190,000   RURAL CELLULAR CORPORATION                                                    9.88     02/01/2010            199,975
                                                                                                                          3,077,352
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.61%
     200,000   EDUCATION MANAGEMENT LLC++                                                   10.25     06/01/2016            201,500
                                                                                                                    ---------------

ELECTRIC DISTRIBUTION, TRANSMISSION - 0.56%
     185,000   MIRANT AMERICAS GENERATION LLC                                                8.30     05/01/2011            185,000
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 8.13%
     155,000   ALERIS INTERNATIONAL INCORPORATED                                             9.00     11/15/2014            160,813
     150,000   ALLIED WASTE NORTH AMERICA                                                    7.88     04/15/2013            152,625
     163,000   CLEAN HARBORS INCORPORATED                                                   11.25     07/15/2012            184,597
     155,000   DYNEGY HOLDINGS INCORPORATED++                                                8.38     05/01/2016            154,225
     165,000   EDISON MISSION ENERGY++                                                       7.75     06/15/2016            163,350
     260,000   EL PASO NATURAL GAS COMPANY SERIES A                                          7.63     08/01/2010            268,450
     300,000   INERGY LIMITED PARTNERSHIP/ INERGY FINANCE CORPORATION                        6.88     12/15/2014            282,750
     120,000   MIRANT NORTH AMERICA LLC++                                                    7.38     12/31/2013            118,500
     135,000   NEVADA POWER COMPANY SERIES L                                                 5.88     01/15/2015            129,363
     160,000   NORTHWESTERN CORPORATION                                                      5.88     11/01/2014            156,469
     280,000   NRG ENERGY INCORPORATED                                                       7.38     02/01/2016            280,350
     390,000   SIERRA PACIFIC RESOURCES                                                      6.75     08/15/2017            379,085
      40,000   TRANSCONTINENTAL GAS PIPELINE CORPORATION++                                   6.40     04/15/2016             39,200
     180,000   VERASUN ENERGY CORPORATION++                                                  9.88     12/15/2012            193,500
                                                                                                                          2,663,277
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT - 1.38%
      85,000   AMKOR TECHNOLOGY INCORPORATED                                                 9.25     06/01/2016             81,600
     230,000   LUCENT TECHNOLOGIES INCORPORATED                                              6.45     03/15/2029            200,388
     170,000   MAGNACHIP SEMICONDUCTOR+/-                                                    8.16     12/15/2011            168,725
                                                                                                                            450,713
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.42%
     130,000   US ONCOLOGY INCORPORATED                                                      9.00     08/15/2012            136,175
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.72%
$    290,000   AK STEEL CORPORATION                                                          7.88%    02/15/2009    $       287,825
     150,000   BALL CORPORATON                                                               6.63     03/15/2018            143,250
     120,000   MUELLER GROUP INCORPORATED                                                   10.00     05/01/2012            131,100
                                                                                                                            562,175
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.21%
     215,000   PARMALAT BAKERY SERIES A2++                                                   7.00     07/09/2012            197,800
     215,000   PARMALAT DAIRY SERIES A1++                                                    7.00     07/09/2010            197,800
                                                                                                                            395,600
                                                                                                                    ---------------

FOOD STORES - 1.06%
     165,000   DOANE PET CARE COMPANY                                                       10.75     03/01/2010            179,487
     135,000   DOANE PET CARE COMPANY                                                       10.63     11/15/2015            167,850
                                                                                                                            347,337
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.06%
     170,000   ALH FINANCE LLC/ALH FINANCE CORPORATION                                       8.50     01/15/2013            166,600
     175,000   NEIMAN MARCUS GROUP INCORPORATED++                                            9.00     10/15/2015            182,219
                                                                                                                            348,819
                                                                                                                    ---------------

HEALTH SERVICES - 1.08%
     140,000   DAVITA INCORPORATED                                                           7.25     03/15/2015            136,500
      95,000   HCA INCORPORATED                                                              6.95     05/01/2012             94,111
     135,000   HCA INCORPORATED                                                              5.75     03/15/2014            123,366
                                                                                                                            353,977
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.39%
     785,365   TARGET RETURN INDEX SECURITIES TRUST SERIES HY-2005-1++                       7.65     06/15/2015            782,420
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.96%
     185,000   BOYD GAMING CORPORATION                                                       7.13     02/01/2016            181,762
     165,955   ELDORADO CASINO SHREVEPORT                                                   10.00     08/01/2012            132,764
                                                                                                                            314,526
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.44%
     150,000   CASE NEW HOLLAND INCORPORATED++                                               7.13     03/01/2014            145,500
                                                                                                                    ---------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.46%
     150,000   CORRECTIONS CORPORATION OF AMERICA                                            7.50     05/01/2011            151,500
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
  MEDICAL & OPTICAL GOODS - 1.45%
     250,000   XEROX CAPITAL TRUST I                                                         8.00     02/01/2027            255,313
     230,000   XEROX CORPORATION                                                             6.40     03/15/2016            219,650
                                                                                                                            474,963
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.62%
     140,000   CLARKE AMERICAN CORPORATION++                                                11.75     12/15/2013            147,000
     150,000   GENTEK INCORPORATED^^(A)                                                     11.00     08/01/2009                  0
     180,000   JACUZZI BRANDS INCORPORATED                                                   9.63     07/01/2010            192,600
     185,000   SAMSONITE CORPORATION                                                         8.88     06/01/2011            192,863
                                                                                                                            532,463
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.43%
     313,000   JAFRA COSMETICS INTERNATIONAL INCORPORATED                                   10.75     05/15/2011            338,431

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
MISCELLANEOUS RETAIL (CONTINUED)
$    130,000   RITE AID CORPORATION                                                          8.13%    05/01/2010    $       130,975
                                                                                                                            469,406
                                                                                                                    ---------------

MOTION PICTURES - 0.82%
      95,000   AMC ENTERTAINMENT INCORPORATED++                                             11.00     02/01/2016            102,600
     160,000   AMC ENTERTAINMENT INCORPORATED SERIES B                                       8.63     08/15/2012            164,800
                                                                                                                            267,400
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 5.08%
     160,000   AMERICAN COMMERCIAL LINES/ACL FINANCE CORPORATION                             9.50     02/15/2015            176,600
     630,000   FORD MOTOR CREDIT COMPANY                                                     7.00     10/01/2013            543,454
      85,000   GENERAL MOTORS ACCEPTANCE CORPORATION                                         6.15     04/05/2007             83,834
     450,000   GENERAL MOTORS ACCEPTANCE CORPORATION                                         7.75     01/19/2010            440,878
     210,000   GENERAL MOTORS ACCEPTANCE CORPORATION                                         6.75     12/01/2014            190,630
     230,000   RESIDENTIAL CAPITAL CORPORATION+++/-                                          6.90     04/17/2009            229,917
                                                                                                                          1,665,313
                                                                                                                    ---------------

OIL & GAS - 0.81%
     270,000   HILCORP ENERGY++                                                              7.75     11/01/2015            265,950
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.46%
     155,000   BASIC ENERGY SERVICES INCORPORATED++                                          7.13     04/15/2016            150,350
     135,000   CHAPARRAL ENERGY INCORPORATED++                                               8.50     12/01/2015            136,687
     135,000   CHESAPEAKE ENERGY CORPORATION                                                 6.50     08/15/2017            127,575
      95,000   CHESAPEAKE ENERGY CORPORATION++                                               6.50     08/15/2017             89,775
     155,000   HANOVER COMPRESSOR COMPANY                                                    7.50     04/15/2013            153,450
     165,000   PARKER DRILLING COMPANY+/-                                                    9.57     09/01/2010            168,300
     130,000   PRIDE INTERNATIONAL INCORPORATED                                              7.38     07/15/2014            132,925
     180,000   WHITING PETROLEUM CORPORATION                                                 7.00     02/01/2014            173,700
                                                                                                                          1,132,762
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 3.29%
     160,000   APPLETON PAPERS INCORPORATED                                                  8.13     06/15/2011            163,600
     240,000   APPLETON PAPERS INCORPORATED SERIES B                                         9.75     06/15/2014            243,600
     165,000   BOISE CASCADE LLC+/-                                                          7.94     10/15/2012            165,825
     180,000   BOWATER INCORPORATED+/-                                                       7.91     03/15/2010            181,800
      65,000   GRAHAM PACKAGING COMPANY INCORPORATED                                         9.88     10/15/2014             66,300
      90,000   NEWPAGE CORPORATION+/-                                                       11.40     05/01/2012             97,875
     160,000   P.H. GLATFELTER COMPANY++                                                     7.13     05/01/2016            159,200
                                                                                                                          1,078,200
                                                                                                                    ---------------

PERSONAL SERVICES - 0.61%
     190,000   ALDERWOODS GROUP INCORPORATED                                                 7.75     09/15/2012            200,925
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.32%
     225,000   AK STEEL CORPORATION                                                          7.75     06/15/2012            221,625
     195,000   GENERAL CABLE CORPORATION                                                     9.50     11/15/2010            210,356
                                                                                                                            431,981
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 3.40%
      40,000   AMERICAN GREEETINGS CORPORATION                                               7.38     06/01/2016             40,600
     135,000   DEX MEDIA INCORPORATED                                                        8.00     11/15/2013            136,687

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUED)
$    140,000   HOUGHTON MIFFLIN COMPANY                                                      7.20%    03/15/2011    $       141,750
     200,000   HOUGHTON MIFFLIN COMPANY^                                                     9.59     10/15/2013            168,000
     240,000   PRIMEDIA INCORPORATED+/-                                                     10.55     05/15/2010            244,800
     185,000   R.H. DONNELLEY CORPORATION++                                                  6.88     01/15/2013            169,275
     200,000   UCAR FINANCE INCORPORATED                                                    10.25     02/15/2012            213,000
                                                                                                                          1,114,112
                                                                                                                    ---------------

REAL ESTATE - 0.23%
      72,000   CB RICHARD ELLIS SERVICES INCORPORATED                                        9.75     05/15/2010             77,040
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.59%
     195,000   ROUSE COMPANY LP++                                                            6.75     05/01/2013            193,050
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.55%
     175,000   E*TRADE FINANCIAL CORPORATION                                                 8.00     06/15/2011            181,125
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.89%
     275,000   BWAY CORPORATION                                                             10.00     10/15/2010            290,125
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 1.00%
     200,000   INTERFACE INCORPORATED                                                        9.50     02/01/2014            207,500
     120,000   PERRY ELLIS INTERNATIONAL INCORPORATED SERIES B                               8.88     09/15/2013            119,400
                                                                                                                            326,900
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.60%
     270,000   FORD MOTOR COMPANY                                                            7.45     07/16/2031            195,750
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.88%
     260,000   NEFF RENTAL CORPORATION++                                                    11.25     06/15/2012            287,300
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $24,956,011)                                                                         24,997,998
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS@ - 5.41%
     150,000   ANGIOTECH PHARMACEUTICALS INCORPORATED++                                      7.75     04/01/2014            149,625
     285,000   INEOS GROUP HOLDINGS PLC++                                                    8.50     02/15/2016            266,475
     170,000   INTELSAT BERMUDA LIMITED+/-                                                   9.61     01/15/2012            172,338
     215,000   INTELSAT BERMUDA LIMITED                                                      8.63     01/15/2015            217,687
     100,000   IPSCO INCORPORATED                                                            8.75     06/01/2013            107,750
     170,000   NORDIC TELEPHONE COMPANY HOLDINGS++                                           8.88     05/01/2016            175,525
     170,000   NOVELIS INCORPORATED++                                                        8.00     02/15/2015            162,350
      35,000   QUEBECOR WORLD CAPITAL CORPORATION++                                          8.75     03/15/2016             32,994
     200,000   ROGERS CABLE INCORPORATED                                                     6.75     03/15/2015            194,750
     285,000   ROGERS WIRELESS INCORPORATED+/-                                               8.04     12/15/2010            293,906

TOTAL FOREIGN CORPORATE BONDS (COST $1,809,303)                                                                           1,773,400
                                                                                                                    ---------------

TERM LOANS - 4.82%
     460,000   GOODYEAR TIRE & RUBBER COMPANY TERM LOAN B+/-                                 7.95     04/08/2010            463,335
     113,750   REVLON CONSUMER PRODUCTS CORPORATION TERM LOAN+/-                            10.69     07/31/2010            114,888
     500,000   REYNOLDS AMERICAN INCORPORATED TERM LOAN                                      7.11     05/31/2012            500,000
     500,000   VENOCO INCORPORATED 2ND LIEN TERM LOAN+/-                                     9.70     04/27/2011            502,190

TOTAL TERM LOANS (COST $1,573,750)                                                                                        1,580,413
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
COMMON STOCKS - 4.00%

COMMUNICATIONS - 0.48%
       9,000   DIRECTV GROUP INCORPORATED+                                                                          $       158,040
                                                                                                                    ---------------

ELECTRIC, GAS &SANITARY SERVICES - 0.86%
      10,450   SIERRA PACIFIC RESOURCES+                                                                                    144,733
       5,995   WILLIAMS COMPANIES INCORPORATED                                                                              135,487
                                                                                                                            280,220
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.49%
      17,300   JACUZZI BRANDS INCORPORATED+                                                                                 162,101
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.52%
       2,800   JC PENNEY COMPANY INCORPORATED                                                                               170,128
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.47%
       2,100   STATION CASINOS INCORPORATED                                                                                 153,300
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 0.54%
       5,800   CHESAPEAKE ENERGY CORPORATION                                                                                177,422
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.64%
       3,150   UNITED STATES STEEL CORPORATION                                                                              209,097
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $993,941)                                                                                       1,310,308
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 10.24%
   3,353,748   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                                3,353,748
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,353,748)                                                                            3,353,748
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $32,686,753)*                                100.76%                                                          $    33,015,867

OTHER ASSETS AND LIABILITIES, NET                   (0.76)                                                                 (247,658)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $    32,768,209
                                                   ======                                                           ===============

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

+/-   VARIABLE RATE INVESTMENTS.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,353,748.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT         SECURITY NAME                                                                                             VALUE
INVESTMENT COMPANIES - 100.06%
         N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                    $ 1,230,500,597
                                                                                                                    ---------------

TOTAL INVESTMENT COMPANIES (COST $1,256,401,705)                                                                      1,230,500,597
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,256,401,705)*                             100.06%                                                          $ 1,230,500,597

OTHER ASSETS AND LIABILITIES, NET                   (0.06)                                                                 (699,713)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $ 1,229,800,884
                                                   ======                                                           ===============

* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,258,853,765 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSIST OF:

      GROSS UNREALIZED APPRECIATION                            $          0
      GROSS UNREALIZED DEPRECIATION                             (28,353,169)
                                                               ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)               $(28,353,169)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
ASSET BACKED SECURITIES - 29.03%
$  1,000,000   AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                                5.76%    10/25/2033    $     1,005,742
     169,544   ACCREDITED MORTGAGE LOAN TRUST SERIES 2004-3 CLASS 1A2+/-                     3.44     10/25/2034            168,720
     500,000   BANK ONE ISSUANCE TRUST SERIES 2004-B1 CLASS B1+/-                            5.40     03/15/2012            503,028
     500,000   CAPITAL ONE MASTER TRUST SERIES 2001-5 CLASS A                                5.30     06/15/2009            500,061
     999,981   CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-                        5.73     03/25/2034          1,005,076
   1,000,000   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES
               SERIES 2003-5 CLASS 2M1+/-                                                    5.68     05/25/2033          1,005,234
     253,103   COMMERCIAL MORTGAGE ASSET TRUST SERIES 1999-C1 CLASS A2                       6.59     01/17/2032            254,203
     150,243   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-                   5.32     05/15/2028            150,327
     115,554   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-                   5.37     02/15/2034            115,920
     200,357   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-                  5.38     12/15/2033            200,955
   1,303,690   DUKE FUNDING LIMITED SERIES 2000-1A CLASS A+/-++(A)                           5.66     11/10/2030          1,303,690
      87,825   EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-                      5.71     09/25/2033             88,033
     418,519   FLEET HOME EQUITY LOAN TRUST SERIES 2001-1 CLASS A+/-                         5.29     05/20/2031            418,577
     343,794   GSAA HOME EQUITY TRUST SERIES 2005-9 CLASS 2A1+/-                             5.20     08/25/2035            343,494
      40,197   RESIDENTIAL ASSET SECURITIES CORPORATION
               SERIES 2001-KS1 CLASS AII+/-                                                  5.32     03/25/2032             40,208
   1,000,000   RESIDENTIAL ASSET SECURITIES CORPORATION
               SERIES 2003-KS8 CLASS MII1+/-                                                 5.71     10/25/2033          1,002,652
   1,000,000   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3 CLASS M1+/-            6.03     04/25/2033          1,001,086
      59,162   TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                           5.56     12/25/2034             59,276

TOTAL ASSET BACKED SECURITIES (COST $9,152,919)                                                                           9,166,282
                                                                                                                    ---------------

AGENCY SECURITIES - 12.96%

FEDERAL HOME LOAN BANK - 0.40%
     130,000   FHLB                                                                          3.38     10/05/2007            126,717
                                                                                                                    ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.82%
     320,792   FHLMC #555514                                                                 9.00     10/01/2019            353,415
     443,446   FHLMC #555519                                                                 9.00     12/01/2016            476,206
      82,007   FHLMC #786823+/-                                                              6.35     07/01/2029             83,035
     127,040   FHLMC #788792+/-                                                              6.43     01/01/2029            130,134
      89,130   FHLMC #789272+/-                                                              5.71     04/01/2032             90,591
     108,915   FHLMC #789483+/-                                                              5.62     06/01/2032            111,336
       2,943   FHLMC #865456+/-                                                              5.89     07/01/2010              2,912
      79,421   FHLMC #A01734                                                                 9.00     08/01/2018             85,209
     352,713   FHLMC #G10747                                                                 7.50     10/01/2012            363,870
     207,941   FHLMC #G11209                                                                 7.50     12/01/2011            213,435
     236,248   FHLMC #G11391                                                                 7.50     06/01/2012            243,541
                                                                                                                          2,153,684
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.06%
     315,675   FNMA #100254                                                                  8.00     12/15/2024            335,372
     311,569   FNMA #100255                                                                  8.33     07/15/2020            339,216
     250,100   FNMA #100259                                                                  7.50     12/15/2009            254,272
      32,836   FNMA #149167                                                                 10.50     08/01/2020             36,706
      65,259   FNMA #365418+/-                                                               4.90     01/01/2023             65,476
      46,272   FNMA #372179                                                                 11.00     04/01/2012             49,382
     129,531   FNMA #545460+/-                                                               5.82     11/01/2031            132,146
      69,152   FNMA #675491+/-                                                               7.41     04/01/2033             69,888
                                                                                                                          1,282,458
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.68%
$    212,250   GNMA #781540                                                                  7.00%    05/15/2013    $       217,808
     298,346   GNMA #781614                                                                  7.00     06/15/2033            310,700
                                                                                                                            528,508
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $3,976,667)                                                                                 4,091,367
                                                                                                                    ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 28.95%
     363,817   BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2004-9 CLASS 3A2                5.50     10/25/2034            361,961
      64,076   BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-K CLASS 3A1+/-                6.18     10/20/2032             64,807
     181,797   CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-                5.25     12/25/2035            179,602
   1,824,752   COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2004-J9 CLASS 1AIO+/-(C)            1.40     03/25/2007             13,254
      74,745   COUNTRYWIDE HOME LOAN MORTGAGE PASS-THROUGH TRUST SERIES
               2001-HYB1 CLASS 2A1+/-                                                        5.79     06/19/2031             74,613
      56,890   COUNTRYWIDE HOME LOAN MORTGAGE PASS-THROUGH TRUST SERIES
               2004-20 CLASS 3A1+/-                                                          6.62     09/25/2034             58,312
     273,325   COUNTRYWIDE HOME LOANS SERIES 2006-HYB1 CLASS 2A2A+/-                         5.62     03/20/2036            271,955
      73,080   DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 2000-CF1 CLASS A1A                 7.45     06/10/2033             73,192
     146,007   DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1990-2 CLASS A+/-                  5.64     01/25/2022            145,434
     103,534   DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1991-3 CLASS A1+/-                 5.59     02/20/2021            103,182
     401,605   FHLMC SERIES 3049 CLASS G                                                     5.50     05/15/2034            400,929
     581,638   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6                 9.50     02/25/2042            616,232
     483,554   FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                                    9.50     11/25/2031            508,714
     279,119   FNMA SERIES 1990-77 CLASS D                                                   9.00     06/25/2020            293,075
     363,744   FNMA WHOLE LOAN SERIES 2002-W4 CLASS A6+/-                                    5.27     05/25/2042            368,730
       7,732   FNMA WHOLE LOAN SERIES 2003-W10 CLASS 3A2A                                    2.20     07/25/2037              7,700
      94,775   FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                                   6.97     06/25/2033             95,413
     166,516   FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A4+/-                                   5.15     08/25/2042            168,040
     551,753   FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                                    5.17     08/25/2042            559,723
     265,688   GSMPS MORTGAGE LOAN TRUST SERIES 1998-1 CLASS A++                             8.00     09/19/2027            276,616
     298,333   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                        5.48     06/25/2034            299,837
     238,687   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++                        5.16     06/25/2034            243,540
     256,701   GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-                            5.22     04/25/2032            257,502
     128,582   HOUSING SECURITIES INCORPORATED SERIES 1992-8 CLASS C+/-                      4.73     06/25/2024            125,828
   7,573,220   INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR8 CLASS AX1+/-(C)             0.80     11/25/2034             69,816
     464,591   JP MORGAN MORTGAGE TRUST SERIES 2005-A5 CLASS 3A1+/-                          5.37     08/25/2035            460,297
     280,945   JP MORGAN RESIDENTIAL MORTGAGE ACCEPTANCE
               SERIES 2006-R1 CLASS 1A1+/-++                                                 4.96     09/28/2044            276,697
     139,876   MASTER ADJUSTABLE RATE MORTGAGES TRUST SERIES 2002-3 CLASS 4A1+/-             6.17     10/25/2032            139,538
     961,661   RESIDENTIAL FINANCE LIMITED PARTNERSHIP SERIES 2003-C CLASS B3+/-++           6.48     09/10/2035            999,168
     327,830   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1990-2 CLASS A+/-             6.18     11/25/2020            326,612
     197,290   SEQUOIA MORTGAGE TRUST SERIES 8 CLASS 3A+/-                                   6.24     08/20/2032            197,228
     244,679   STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF2 CLASS A+/-++          8.52     07/15/2027            246,717
  10,000,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
               SERIES 2002-C2 CLASS IO3+/-++(C)                                              1.37     11/15/2034            199,263
      42,237   WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR10 CLASS A6+/-                   4.82     10/25/2032             41,837
      84,408   WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR15 CLASS A5+/-                   4.38     12/25/2032             82,904
     268,000   WASHINGTON MUTUAL INCORPORATED SERIES 2003-AR7 CLASS A5+/-                    3.07     08/25/2033            262,944
     268,277   WILSHIRE FUNDING CORPORATION SERIES 1998-WFC2 CLASS M1+/-                     6.41     12/28/2037            268,277

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $9,154,473)                                                               9,139,489
                                                                                                                    ---------------

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--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
CORPORATE BONDS & NOTES - 23.77%

AMUSEMENT & RECREATION SERVICES - 0.26%
$     80,000   CAESARS ENTERTAINMENT INCORPORATED                                            8.50%    11/15/2006    $        80,991
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.57%
     180,000   JOHNSON CONTROLS INCORPORATED                                                 5.00     11/15/2006            179,429
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.49%
      95,000   DR HORTON INCORPORATED                                                        7.50     12/01/2007             97,054
      55,000   K HOVNANIAN ENTERPRISES                                                      10.50     10/01/2007             58,025
                                                                                                                            155,079
                                                                                                                    ---------------

BUSINESS SERVICES - 0.52%
     165,000   CENDANT CORPORATION                                                           6.88     08/15/2006            165,364
                                                                                                                    ---------------

COMMUNICATIONS - 6.69%
     300,000   AIRGATE PCS INCORPORATED+/-                                                   8.83     10/15/2011            309,000
     110,000   ALLTEL CORPORATION                                                            4.66     05/17/2007            109,158
     180,000   CITIZENS COMMUNICATIONS COMPANY                                               7.60     06/01/2006            180,000
     380,000   CLEAR CHANNEL COMMUNICATIONS                                                  3.13     02/01/2007            373,375
     150,000   COX COMMUNICATIONS INCORPORATED                                               7.75     08/15/2006            150,517
      45,000   LIBERTY MEDIA CORPORATION+/-                                                  6.41     09/17/2006             45,128
     140,000   NEXTEL PARTNERS INCORPORATED                                                  8.13     07/01/2011            147,000
     100,000   QWEST CORPORATION+/-                                                          8.16     06/15/2013            107,875
     260,000   UNIVISION COMMUNICATIONS INCORPORATED                                         2.88     10/15/2006            257,366
     186,000   VERIZON GLOBAL FUNDING CORPORATION SERIES MTN                                 7.60     03/15/2007            188,885
     245,000   VERIZON WIRELESS CAPITAL LLC                                                  5.38     12/15/2006            244,855
                                                                                                                          2,113,159
                                                                                                                    ---------------

COMPUTER HARDWARE - 0.62%
     200,000   IBM CORPORATION SERIES MTN                                                    3.80     02/01/2008            194,944
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 1.12%
     350,000   BANK ONE NA                                                                   6.25     02/15/2008            353,537
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 1.42%
     200,000   ENTERGY GULF STATES INCORPORATED+/-                                           5.22     12/01/2009            197,901
     110,000   ENTERGY GULF STATES INCORPORATED                                              5.12     08/01/2010            105,393
     145,000   TXU CORPORATION SERIES J                                                      6.38     06/15/2006            145,035
                                                                                                                            448,329
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.89%
     300,000   GENERAL MILLS INCORPORATED                                                    5.13     02/15/2007            299,358
     300,000   KRAFT FOODS INCORPORATED                                                      5.25     06/01/2007            298,608
                                                                                                                            597,966
                                                                                                                    ---------------

HEALTH SERVICES - 0.59%
     185,000   CAREMARK RX INCORPORATED                                                      7.38     10/01/2006            186,026
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.60%
     505,000   COUNTRYWIDE HOME LOANS INCORPORATED SERIES MTNK                               5.63     05/15/2007            505,631
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.70%
      75,000   CAESARS ENTERTAINMENT INCORPORATED                                            9.38     02/15/2007             76,594
     145,000   MGM MIRAGE INCORPORATED                                                       7.25     10/15/2006            145,544
                                                                                                                            222,138
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.78%
$    250,000   JOHN DEERE CAPITAL CORPORATION                                                3.88%    03/07/2007    $       247,187
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.27%
     200,000   PROTECTIVE LIFE US FUNDING TRUST++                                            5.88     08/15/2006            200,181
     200,000   PRUDENTIAL FINANCIAL INCORPORATED+/-                                          4.10     11/15/2006            198,948
                                                                                                                            399,129
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.83%
     175,000   FORD MOTOR CREDIT COMPANY                                                     6.50     01/25/2007            174,900
     225,000   HSBC FINANCE CORPORATION                                                      5.84     02/15/2008            226,128
     175,000   RESIDENTIAL CAPITAL CORPORATION+/-                                            6.49     11/21/2008            175,588
                                                                                                                            576,616
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 0.63%
     200,000   DEVON ENERGY CORPORATION                                                      2.75     08/01/2006            199,095
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.80%
     250,000   INTERNATIONAL PAPER COMPANY                                                   6.50     11/15/2007            252,693
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.22%
      70,000   E W SCRIPPS COMPANY                                                           3.75     02/15/2008             67,977
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.25%
     295,000   DAIMLERCHRYSLER NA HOLDING CORPORATION+/-                                     5.10     03/07/2007            295,174
     100,000   JOHNSON CONTROLS INCORPORATED+/-                                              5.30     01/17/2008            100,148
                                                                                                                            395,322
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.52%
     160,000   SAFEWAY INCORPORATED                                                          7.00     09/15/2007            162,625
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $7,555,238)                                                                           7,503,237
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS@ - 2.47%
      65,000   PEMEX FINANCE LIMITED                                                         9.69     08/15/2009             69,473
     400,000   REGIONAL DIVERSIFIED FUNDING+/-++                                             6.42     01/25/2036            400,000
     305,000   TELUS CORPORATION                                                             7.50     06/01/2007            310,388

TOTAL FOREIGN CORPORATE BONDS (COST $784,024)                                                                               779,861
                                                                                                                    ---------------

MUNICIPAL BONDS & NOTES - 0.98%

ILLINOIS - 0.34%
     125,000   PROSPECT HEIGHTS IL (PROPERTY TAX REVENUE)^                                   5.92     12/01/2008            108,260
                                                                                                                    ---------------

NEW JERSEY - 0.64%
     205,000   BAYONNE NJ REDEVELOPMENT AGENCY SERIES B (OTHER REVENUE LOC)                  5.43     04/13/2007            202,874
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $313,088)                                                                               311,134
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.08%

SHARES

MUTUAL FUND - 0.96%
     302,632   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                                  302,632
                                                                                                                    ---------------

PRINCIPAL

U.S. TREASURY BILLS - 0.12%
$     40,000   U.S. TREASURY BILL^y                                                          4.65     07/27/2006             39,710
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $342,342)                                                                                342,342
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                            VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $31,278,751)*                                 99.24%                                                          $    31,333,712

OTHER ASSETS AND LIABILITIES, NET                    0.76                                                                   239,932
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $    31,573,644
                                                   ======                                                           ===============

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $302,632.

y     SECURITY PLEDGED AS COLLATERAL FOR FUTURE TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $31,278,751 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                               $ 249,014
      GROSS UNREALIZED DEPRECIATION                                (194,052)
                                                                  ---------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                  $  54,962

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                            STATEMENTS OF ASSETS AND LIABILITIES
WELLS FARGO ADVANTAGE INCOME FUNDS                                --MAY 31, 2006
--------------------------------------------------------------------------------


                                                                             DIVERSIFIED          HIGH YIELD              INCOME
                                                                               BOND FUND           BOND FUND           PLUS FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .....................................   $             0     $   119,266,495     $    59,825,135
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ........................        98,816,784                   0                   0
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..........................                 0          17,253,348          18,258,759
  INVESTMENTS IN AFFILIATES ..........................................                 0                   0           1,860,151
  REPURCHASE AGREEMENTS ..............................................                 0             619,000                   0
                                                                         ---------------     ---------------     ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ..................        98,816,784         137,138,843          79,944,045
                                                                         ---------------     ---------------     ---------------
  CASH ...............................................................            25,000              59,318                   0
  RECEIVABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .........                 0                   0                   0
  RECEIVABLE FOR FUND SHARES ISSUED ..................................             8,214             202,846              28,147
  RECEIVABLE FOR INVESTMENTS SOLD ....................................                 0           1,604,625             331,470
  RECEIVABLES FOR DIVIDENDS AND INTEREST .............................                 0           2,377,555             699,675
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..................            19,214                   0                   0
  PREPAID EXPENSES AND OTHER ASSETS ..................................                 0                   0                   0
                                                                         ---------------     ---------------     ---------------
TOTAL ASSETS .........................................................        98,869,212         141,383,187          81,003,337
                                                                         ---------------     ---------------     ---------------
LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ............                 0                   0                   0
  PAYABLE FOR FUND SHARES REDEEMED ...................................           190,391             395,358             109,318
  PAYABLE FOR INVESTMENTS PURCHASED ..................................                 0             778,242           3,155,965
  DIVIDENDS PAYABLE ..................................................                15             335,995                   0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..............                 0              82,662              30,954
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ............            31,184              53,614              29,214
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .............................                 0          17,253,348          18,258,759
  ACCRUED EXPENSES AND OTHER LIABILITIES .............................            73,355              32,107              10,305
                                                                         ---------------     ---------------     ---------------
TOTAL LIABILITIES ....................................................           294,945          18,931,326          21,594,515
                                                                         ---------------     ---------------     ---------------
TOTAL NET ASSETS .....................................................   $    98,574,267     $   122,451,861     $    59,408,822
                                                                         ===============     ===============     ===============
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ....................................................   $    99,143,644     $   124,452,244     $    69,158,377
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................           127,710              44,610            (146,661)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............           717,068            (874,737)         (8,425,721)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
    FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
    DENOMINATED IN FOREIGN CURRENCIES ................................        (1,414,155)         (1,170,256)         (1,177,173)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..............                 0                   0                   0
                                                                         ---------------     ---------------     ---------------
TOTAL NET ASSETS .....................................................   $    98,574,267     $   122,451,861     $    59,408,822
                                                                         ---------------     ---------------     ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ...............................................               N/A     $    85,142,971     $    38,994,951
  SHARES OUTSTANDING - CLASS A .......................................               N/A           8,332,511           3,718,760
  NET ASSET VALUE PER SHARE - CLASS A ................................               N/A     $         10.22     $         10.49
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A .........................               N/A     $         10.70(2)  $         10.98(2)
  NET ASSETS - CLASS B ...............................................               N/A     $    21,798,767     $    14,833,085
  SHARES OUTSTANDING - CLASS B .......................................               N/A           2,133,723           1,414,302
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .............               N/A     $         10.22     $         10.49
  NET ASSETS - CLASS C ...............................................               N/A     $    15,510,123     $     5,580,786
  SHARES OUTSTANDING - CLASS C .......................................               N/A           1,516,966             532,202
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .............               N/A     $         10.22     $         10.49
  NET ASSETS - CLASS Z ...............................................               N/A                 N/A                 N/A
  SHARES OUTSTANDING - CLASS Z .......................................               N/A                 N/A                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .............               N/A                 N/A                 N/A
  NET ASSETS - ADMINISTRATOR CLASS ...................................   $    98,574,267                 N/A                 N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...........................         4,039,393                 N/A                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .   $         24.40                 N/A                 N/A
  NET ASSETS - INSTITUTIONAL CLASS ...................................               N/A                 N/A                 N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...........................               N/A                 N/A                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .               N/A                 N/A                 N/A
                                                                         ---------------     ---------------     ---------------
INVESTMENTS AT COST ..................................................   $   100,230,939     $   138,309,099     $    81,121,237
                                                                         ===============     ===============     ===============
SECURITIES ON LOAN, AT MARKET VALUE ..................................   $             0     $    16,752,303     $    17,808,587
                                                                         ===============     ===============     ===============

                                                                              INFLATION-
                                                                               PROTECTED
                                                                               BOND FUND
----------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .....................................   $             0
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ........................       112,128,365
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..........................                 0
  INVESTMENTS IN AFFILIATES ..........................................                 0
  REPURCHASE AGREEMENTS ..............................................                 0
                                                                         ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ..................       112,128,365
                                                                         ---------------
  CASH ...............................................................            25,000
  RECEIVABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .........                 0
  RECEIVABLE FOR FUND SHARES ISSUED ..................................            78,616
  RECEIVABLE FOR INVESTMENTS SOLD ....................................                 0
  RECEIVABLES FOR DIVIDENDS AND INTEREST .............................                 0
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..................            10,111
  PREPAID EXPENSES AND OTHER ASSETS ..................................                 0
                                                                         ---------------
TOTAL ASSETS .........................................................       112,242,092
                                                                         ---------------
LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ............                 0
  PAYABLE FOR FUND SHARES REDEEMED ...................................           111,192
  PAYABLE FOR INVESTMENTS PURCHASED ..................................                 0
  DIVIDENDS PAYABLE ..................................................            46,686
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..............                 0
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ............            40,437
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .............................                 0
  ACCRUED EXPENSES AND OTHER LIABILITIES .............................            52,101
                                                                         ---------------
TOTAL LIABILITIES ....................................................           250,416
                                                                         ---------------
TOTAL NET ASSETS .....................................................   $   111,991,676
                                                                         ===============
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------
  PAID-IN CAPITAL ....................................................   $   118,226,124
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................           471,908
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............        (1,811,403)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
    FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
    DENOMINATED IN FOREIGN CURRENCIES ................................        (4,894,953)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..............                 0
                                                                         ---------------
TOTAL NET ASSETS .....................................................   $   111,991,676
                                                                         ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ...............................................   $    27,726,411
  SHARES OUTSTANDING - CLASS A .......................................         2,886,897
  NET ASSET VALUE PER SHARE - CLASS A ................................   $          9.60
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A .........................   $         10.05(2)
  NET ASSETS - CLASS B ...............................................   $    10,148,869
  SHARES OUTSTANDING - CLASS B .......................................         1,059,488
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .............   $          9.58
  NET ASSETS - CLASS C ...............................................   $    10,247,510
  SHARES OUTSTANDING - CLASS C .......................................         1,069,163
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .............   $          9.58
  NET ASSETS - CLASS Z ...............................................               N/A
  SHARES OUTSTANDING - CLASS Z .......................................               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .............               N/A
  NET ASSETS - ADMINISTRATOR CLASS ...................................   $    63,868,886
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...........................         6,664,880
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .   $          9.58
  NET ASSETS - INSTITUTIONAL CLASS ...................................               N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...........................               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .               N/A
                                                                         ---------------
INVESTMENTS AT COST ..................................................   $   117,023,318
                                                                         ===============
SECURITIES ON LOAN, AT MARKET VALUE ..................................   $             0
                                                                         ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.50 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97.00 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(4) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/98.00 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
--MAY 31, 2006                                WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                            INTERMEDIATE      SHORT DURATION              STABLE
                                                                              GOVERNMENT          GOVERNMENT              INCOME
                                                                             INCOME FUND           BOND FUND                FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .....................................   $   480,993,693     $   541,276,050     $             0
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ........................                 0                   0         448,696,109
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..........................       261,111,028         246,057,592                   0
  INVESTMENTS IN AFFILIATES ..........................................                 0                   0                   0
  REPURCHASE AGREEMENTS ..............................................        81,745,000          53,890,000                   0
                                                                         ---------------     ---------------     ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ..................       823,849,721         841,223,642         448,696,109
                                                                         ---------------     ---------------     ---------------
  CASH ...............................................................            50,188             100,915              25,000
  RECEIVABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .........                 0                   0                   0
  RECEIVABLE FOR FUND SHARES ISSUED ..................................           658,469             945,178           1,430,928
  RECEIVABLE FOR INVESTMENTS SOLD ....................................        15,251,641               5,292                   0
  RECEIVABLES FOR DIVIDENDS AND INTEREST .............................         2,738,423           3,056,583                   0
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..................                 0                   0              19,607
  PREPAID EXPENSES AND OTHER ASSETS ..................................                 0                   0                   0
                                                                         ---------------     ---------------     ---------------
TOTAL ASSETS .........................................................       842,548,442         845,331,610         450,171,644
                                                                         ---------------     ---------------     ---------------
LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ............            67,189                   0                   0
  PAYABLE FOR FUND SHARES REDEEMED ...................................         1,149,870             866,413           2,525,670
  PAYABLE FOR INVESTMENTS PURCHASED ..................................        30,611,667          60,888,646                   0
  DIVIDENDS PAYABLE ..................................................                 0             390,065                 483
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..............           229,712             172,553                   0
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ............           139,539             130,790             108,843
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .............................       261,111,028         246,057,592                   0
  ACCRUED EXPENSES AND OTHER LIABILITIES .............................            23,703              52,484              37,713
                                                                         ---------------     ---------------     ---------------
TOTAL LIABILITIES ....................................................       293,332,708         308,558,543           2,672,709
                                                                         ---------------     ---------------     ---------------
TOTAL NET ASSETS .....................................................   $   549,215,734     $   536,773,067     $   447,498,935
                                                                         ===============     ===============     ===============
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ....................................................   $   618,734,599     $   563,596,016     $   455,057,988
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................        (1,255,000)            (50,186)            364,383
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............       (54,443,717)        (18,993,522)         (3,017,382)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
    FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
    DENOMINATED IN FOREIGN CURRENCIES ................................       (13,493,946)         (7,779,241)         (4,906,054)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..............          (326,202)                  0                   0
                                                                         ---------------     ---------------     ---------------
TOTAL NET ASSETS .....................................................   $   549,215,734     $   536,773,067     $   447,498,935
                                                                         ---------------     ---------------     ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ...............................................   $   121,085,235     $    77,886,354     $    64,826,886
  SHARES OUTSTANDING - CLASS A .......................................        11,520,695           7,942,127           6,336,827
  NET ASSET VALUE PER SHARE - CLASS A ................................             10.51                9.81               10.23
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A .........................   $         11.01(2)  $         10.11(3)  $         10.44(4)
  NET ASSETS - CLASS B ...............................................   $    19,614,695     $    18,338,134     $    11,519,254
  SHARES OUTSTANDING - CLASS B .......................................         1,869,144           1,868,681           1,127,489
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .............   $         10.49     $          9.81     $         10.22
  NET ASSETS - CLASS C ...............................................   $     9,200,968     $    11,540,015     $     4,354,568
  SHARES OUTSTANDING - CLASS C .......................................           878,831           1,175,013             426,908
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .............   $         10.47     $          9.82     $         10.20
  NET ASSETS - CLASS Z ...............................................               N/A                 N/A                 N/A
  SHARES OUTSTANDING - CLASS Z .......................................               N/A                 N/A                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .............               N/A                 N/A                 N/A
  NET ASSETS - ADMINISTRATOR CLASS ...................................   $   399,314,836     $   401,837,046     $   366,798,227
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...........................        38,015,713          40,925,240          35,865,569
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .   $         10.50     $          9.82     $         10.23
  NET ASSETS - INSTITUTIONAL CLASS ...................................               N/A     $    27,171,518                 N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...........................               N/A           2,766,873                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .               N/A     $          9.82                 N/A
                                                                         ---------------     ---------------     ---------------
INVESTMENTS AT COST ..................................................   $   837,343,667     $   849,002,883     $   453,602,163
                                                                         ===============     ===============     ===============
SECURITIES ON LOAN, AT MARKET VALUE ..................................   $   255,425,897     $   240,748,664     $             0
                                                                         ===============     ===============     ===============

                                                                               STRATEGIC                             ULTRA-SHORT
                                                                                  INCOME        TOTAL RETURN            DURATION
                                                                                    FUND           BOND FUND           BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .....................................   $    29,662,119     $             0     $    31,031,080
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ........................                 0       1,230,500,597                   0
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..........................                 0                   0                   0
  INVESTMENTS IN AFFILIATES ..........................................         3,353,748                   0             302,632
  REPURCHASE AGREEMENTS ..............................................                 0                   0                   0
                                                                         ---------------     ---------------     ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ..................        33,015,867       1,230,500,597          31,333,712
                                                                         ---------------     ---------------     ---------------
  CASH ...............................................................                 0                   0                   0
  RECEIVABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .........                 0                   0               5,875
  RECEIVABLE FOR FUND SHARES ISSUED ..................................           306,158             950,001             140,516
  RECEIVABLE FOR INVESTMENTS SOLD ....................................            81,200                   0              97,427
  RECEIVABLES FOR DIVIDENDS AND INTEREST .............................           561,548                   0             234,376
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..................                 0               5,605                   0
  PREPAID EXPENSES AND OTHER ASSETS ..................................                 0             152,003                   0
                                                                         ---------------     ---------------     ---------------
TOTAL ASSETS .........................................................        33,964,773       1,231,608,206          31,811,906
                                                                         ---------------     ---------------     ---------------
LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ............                 0                   0                   0
  PAYABLE FOR FUND SHARES REDEEMED ...................................           172,364           1,005,467             161,370
  PAYABLE FOR INVESTMENTS PURCHASED ..................................           946,800                   0                   0
  DIVIDENDS PAYABLE ..................................................            13,060             590,049               8,337
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..............            13,710                   0               5,455
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ............            18,296             211,806              16,286
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .............................                 0                   0                   0
  ACCRUED EXPENSES AND OTHER LIABILITIES .............................            32,334                   0              46,814
                                                                         ---------------     ---------------     ---------------
TOTAL LIABILITIES ....................................................         1,196,564           1,807,322             238,262
                                                                         ---------------     ---------------     ---------------
TOTAL NET ASSETS .....................................................   $    32,768,209     $ 1,229,800,884     $    31,573,644
                                                                         ===============     ===============     ===============
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ....................................................   $    32,330,472     $ 1,297,810,136     $    36,306,466
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................            (1,902)          1,019,300                 207
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............           110,525         (43,127,444)         (4,799,419)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
    FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
    DENOMINATED IN FOREIGN CURRENCIES ................................           329,114         (25,901,108)             54,961
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..............                 0                   0              11,429
                                                                         ---------------     ---------------     ---------------
TOTAL NET ASSETS .....................................................   $    32,768,209     $ 1,229,800,884     $    31,573,644
                                                                         ---------------     ---------------     ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ...............................................   $    19,858,318     $    69,065,686     $    12,746,778
  SHARES OUTSTANDING - CLASS A .......................................         1,950,695           5,748,227           1,332,614
  NET ASSET VALUE PER SHARE - CLASS A ................................             10.18               12.02                9.57
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A .........................   $         10.66(2)  $         12.59(2)  $          9.77(4)
  NET ASSETS - CLASS B ...............................................   $     9,554,299     $    21,355,700     $     6,015,078
  SHARES OUTSTANDING - CLASS B .......................................           938,258           1,775,638             630,205
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .............   $         10.18     $         12.03     $          9.54
  NET ASSETS - CLASS C ...............................................   $     3,355,592     $     7,826,832     $     3,551,111
  SHARES OUTSTANDING - CLASS C .......................................           330,072             654,269             371,304
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .............   $         10.17     $         11.96     $          9.56
  NET ASSETS - CLASS Z ...............................................               N/A     $     6,577,912     $     9,260,677
  SHARES OUTSTANDING - CLASS Z .......................................               N/A             556,935             971,647
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .............               N/A     $         11.81     $          9.53
  NET ASSETS - ADMINISTRATOR CLASS ...................................               N/A     $   783,354,307                 N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...........................               N/A          66,306,210                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .               N/A     $         11.81                 N/A
  NET ASSETS - INSTITUTIONAL CLASS ...................................               N/A     $   341,620,447                 N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...........................               N/A          28,930,686                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .               N/A     $         11.81                 N/A
                                                                         ---------------     ---------------     ---------------
INVESTMENTS AT COST ..................................................   $    32,686,753     $ 1,256,401,705     $    31,278,751
                                                                         ===============     ===============     ===============
SECURITIES ON LOAN, AT MARKET VALUE ..................................   $             0     $             0     $             0
                                                                         ===============     ===============     ===============

                                                      STATEMENTS OF OPERATIONS--
WELLS FARGO ADVANTAGE INCOME FUNDS               FOR THE YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------


                                                                             DIVERSIFIED          HIGH YIELD              INCOME
                                                                               BOND FUND           BOND FUND           PLUS FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS .........................................................   $             0     $       133,525     $             0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .............           155,237                   0                   0
   INTEREST ..........................................................                 0          18,496,931           3,376,356
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......         5,549,537                   0                   0
   INCOME FROM AFFILIATED SECURITIES .................................                 0                  17             128,737
   SECURITIES LENDING INCOME, NET ....................................                 0             157,687              20,412
   INCOME ON SWAP CONTRACTS ..........................................                 0                   0                   0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............          (528,848)                  0                   0
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............           222,964                   0                   0
                                                                         ---------------     ---------------     ---------------
TOTAL INVESTMENT INCOME ..............................................         5,398,890          18,788,160           3,525,505
                                                                         ---------------     ---------------     ---------------
EXPENSES
  ADVISORY FEES ......................................................           288,544           1,253,269             360,606
  Administration fees
     FUND LEVEL ......................................................            57,709             113,933              32,782
     CLASS A .........................................................               N/A             519,225             118,162
     CLASS B .........................................................               N/A              68,165              48,269
     CLASS C .........................................................               N/A              50,637              17,150
     CLASS Z .........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS .............................................           115,418                 N/A                 N/A
     INSTITUTIONAL CLASS .............................................               N/A                 N/A                 N/A
   CUSTODY FEES ......................................................                 0              45,573              13,113
   SHAREHOLDER SERVICING FEES ........................................           288,544             569,668             163,912
   ACCOUNTING FEES ...................................................            25,423              30,708              23,080
   Distribution fees (Note 3)
     CLASS B .........................................................               N/A             182,586             129,293
     CLASS C .........................................................               N/A             135,636              45,938
   PROFESSIONAL FEES .................................................            11,435              30,560              19,260
   REGISTRATION FEES .................................................             9,000              36,000              31,368
   SHAREHOLDER REPORTS ...............................................             5,500              30,000               4,000
   TRUSTEES' FEES ....................................................             7,792               7,792               7,792
   OTHER FEES AND EXPENSES ...........................................             5,400              18,870               4,797
                                                                         ---------------     ---------------     ---------------
TOTAL EXPENSES .......................................................           814,765           3,092,622           1,019,522
                                                                         ---------------     ---------------     ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................          (312,578)           (152,577)           (188,447)
   NET EXPENSES ......................................................           502,187           2,940,045             831,075
                                                                         ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS) .........................................         4,896,703          15,848,115           2,694,430
                                                                         ---------------     ---------------     ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...                 0             756,118              43,583
   FORWARD FOREIGN CURRENCY CONTRACTS ................................                 0                   0             174,968
   FUTURES TRANSACTIONS ..............................................                 0                   0                   0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0                   0                   0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........         1,449,318                   0                   0
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............           243,510                   0                   0
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED
   FROM MASTER PORTFOLIOS ............................................             7,202                   0                   0
                                                                         ---------------     ---------------     ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................         1,700,030             756,118             218,551
                                                                         ---------------     ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
--------------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...                 0               6,457          (2,333,865)
   FORWARD FOREIGN CURRENCY CONTRACTS ................................                 0                   0            (147,818)
   FUTURES TRANSACTIONS ..............................................                 0                   0                   0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0                   0                   0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........        (6,683,800)                  0                   0
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
     MASTER PORTFOLIOS ...............................................          (456,993)                  0                   0
                                                                         ---------------     ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..        (7,140,793)              6,457          (2,481,683)
                                                                         ---------------     ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............        (5,440,763)            762,575          (2,263,132)
                                                                         ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $      (544,060)    $    16,610,690     $       431,298
                                                                         ===============     ===============     ===============

                                                                              INFLATION-
                                                                               PROTECTED
                                                                               BOND FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS .........................................................   $             0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .............           210,485
   INTEREST ..........................................................           870,421
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......         4,805,345
   INCOME FROM AFFILIATED SECURITIES .................................            26,580
   SECURITIES LENDING INCOME, NET ....................................                 0
   INCOME ON SWAP CONTRACTS ..........................................                 0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............          (532,919)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............            11,629
                                                                         ---------------
TOTAL INVESTMENT INCOME ..............................................         5,391,541
                                                                         ---------------
EXPENSES
   ADVISORY FEES .....................................................            72,176
   Administration fees
     FUND LEVEL ......................................................            59,007
     CLASS A .........................................................            84,622
     CLASS B .........................................................            32,218
     CLASS C .........................................................            34,712
     CLASS Z .........................................................               N/A
     ADMINISTRATOR CLASS .............................................            63,889
     INSTITUTIONAL CLASS .............................................               N/A
   CUSTODY FEES ......................................................             3,208
   SHAREHOLDER SERVICING FEES ........................................           295,037
   ACCOUNTING FEES ...................................................            57,754
   Distribution fees (Note 3)
     CLASS B .........................................................            86,299
     CLASS C .........................................................            92,978
   PROFESSIONAL FEES .................................................            14,726
   REGISTRATION FEES .................................................            21,956
   SHAREHOLDER REPORTS ...............................................            29,955
   TRUSTEES' FEES ....................................................             7,792
   OTHER FEES AND EXPENSES ...........................................            16,064
                                                                         ---------------
TOTAL EXPENSES .......................................................           972,393
                                                                         ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................          (471,241)
   NET EXPENSES ......................................................           501,152
                                                                         ---------------
NET INVESTMENT INCOME (LOSS) .........................................         4,890,389
                                                                         ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...                 0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................                 0
   FUTURES TRANSACTIONS ..............................................                 0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........        (1,664,053)
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............            29,381
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED
   FROM MASTER PORTFOLIOS ............................................                 0
                                                                         ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................        (1,634,672)
                                                                         ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
----------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...                 0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................                 0
   FUTURES TRANSACTIONS ..............................................                 0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........        (5,568,188)
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
     MASTER PORTFOLIOS ...............................................                 0
                                                                         ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..        (5,568,188)
                                                                         ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............        (7,202,860)
                                                                         ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $    (2,312,471)
                                                                         ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED MAY 31, 2006               WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                            INTERMEDIATE      SHORT DURATION              STABLE
                                                                              GOVERNMENT          GOVERNMENT              INCOME
                                                                             INCOME FUND           BOND FUND                FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS .........................................................   $             0     $             0     $             0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .............                 0                   0             860,067
   INTEREST ..........................................................        25,050,511          23,544,442                   0
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......                 0                   0          20,311,772
   INCOME FROM AFFILIATED SECURITIES .................................            44,491                   0                   0
   SECURITIES LENDING INCOME, NET ....................................           238,498             240,285                   0
   INCOME ON SWAP CONTRACTS ..........................................                 0                   0                   0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............                 0                   0          (2,099,691)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............                 0                   0             135,698
                                                                         ---------------     ---------------     ---------------
TOTAL INVESTMENT INCOME ..............................................        25,333,500          23,784,727          19,207,846
                                                                         ---------------     ---------------     ---------------
EXPENSES
   ADVISORY FEES .....................................................         2,503,480           2,539,518                   0
   Administration fees
     FUND LEVEL ......................................................           281,685             286,190             224,297
     CLASS A .........................................................           372,342             241,671             205,943
     CLASS B .........................................................            69,789              63,275              44,280
     CLASS C .........................................................            31,112              44,241              15,875
     CLASS Z .........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS .............................................           394,354             431,981             353,558
     INSTITUTIONAL CLASS .............................................               N/A              12,551                 N/A
   CUSTODY FEES ......................................................           112,674             114,476                   0
   SHAREHOLDER SERVICING FEES ........................................         1,408,425           1,391,727           1,121,483
   ACCOUNTING FEES ...................................................            46,477              70,899              41,082
   Distribution fees (Note 3)
     CLASS B .........................................................           186,936             169,487             118,608
     CLASS C .........................................................            83,335             118,503              42,521
   PROFESSIONAL FEES .................................................            34,660              36,060              16,583
   REGISTRATION FEES .................................................            20,442              47,129              63,976
   SHAREHOLDER REPORTS ...............................................            50,885              28,991              45,393
   TRUSTEES' FEES ....................................................             7,792               7,792               7,792
   OTHER FEES AND EXPENSES ...........................................            21,771              17,961              15,573
                                                                         ---------------     ---------------     ---------------
TOTAL EXPENSES .......................................................         5,626,159           5,622,452           2,316,964
                                                                         ---------------     ---------------     ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................          (986,989)         (1,616,412)           (995,506)
   NET EXPENSES ......................................................         4,639,170           4,006,040           1,321,458
                                                                         ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS) .........................................        20,694,330          19,778,687          17,886,388
                                                                         ---------------     ---------------     ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...        (4,411,111)         (5,295,592)                  0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................                 0                   0                   0
   FUTURES TRANSACTIONS ..............................................          (153,477)                  0                   0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............           (12,394)                  0                   0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........                 0                   0            (330,816)
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............                 0                   0            (219,922)
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED
   FROM MASTER PORTFOLIOS ............................................                 0                   0               9,355
                                                                         ---------------     ---------------     ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................        (4,576,982)         (5,295,592)           (541,383)
                                                                         ---------------     ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
--------------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...       (16,435,642)         (5,560,170)                  0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................                 0                   0                   0
   FUTURES TRANSACTIONS ..............................................          (426,284)                  0                   0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0                   0                   0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........                 0                   0          (5,779,868)
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
   MASTER PORTFOLIOS .................................................                 0                   0             (59,952)
                                                                         ---------------     ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..       (16,861,926)         (5,560,170)         (5,839,820)
                                                                         ---------------     ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............       (21,438,908)        (10,855,762)         (6,381,203)
                                                                         ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $      (744,578)    $     8,922,925     $    11,505,185
                                                                         ===============     ===============     ===============

                                                                               STRATEGIC               TOTAL         ULTRA-SHORT
                                                                                  INCOME              RETURN            DURATION
                                                                                    FUND           BOND FUND           BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS .........................................................   $         7,843     $             0     $             0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .............                 0             571,510                   0
   INTEREST ..........................................................         2,099,029           7,596,324           1,700,013
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......                 0          50,352,347                   0
   INCOME FROM AFFILIATED SECURITIES .................................            49,775                   0              34,866
   SECURITIES LENDING INCOME, NET ....................................                 0              80,750                   0
   INCOME ON SWAP CONTRACTS ..........................................                 0                   0                   0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............                 0          (4,504,702)                  0
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............                 0             339,302                   0
                                                                         ---------------     ---------------     ---------------
TOTAL INVESTMENT INCOME ..............................................         2,156,647          54,435,531           1,734,879
                                                                         ---------------     ---------------     ---------------
EXPENSES
   ADVISORY FEES .....................................................           155,511             703,220             165,684
   Administration fees
     FUND LEVEL ......................................................            14,137             608,331              18,409
     CLASS A .........................................................            41,132             232,686              38,415
     CLASS B .........................................................            27,846              69,994              20,208
     CLASS C .........................................................            10,190              24,996              13,692
     CLASS Z .........................................................               N/A              51,284              49,464
     ADMINISTRATOR CLASS .............................................               N/A             783,242                 N/A
     INSTITUTIONAL CLASS .............................................               N/A             243,997                 N/A
   CUSTODY FEES ......................................................             5,655              33,844               7,364
   SHAREHOLDER SERVICING FEES ........................................            70,687           2,279,163              92,047
   ACCOUNTING FEES ...................................................            33,883             113,385              40,555
   Distribution fees (Note 3)
     CLASS B .........................................................            74,589             187,484              54,128
     CLASS C .........................................................            27,296              66,953              36,675
   PROFESSIONAL FEES .................................................            27,740              14,354              27,047
   REGISTRATION FEES .................................................            35,795              24,722              71,053
   SHAREHOLDER REPORTS ...............................................             9,000              48,731              14,000
   TRUSTEES' FEES ....................................................             7,792               7,792               7,792
   OTHER FEES AND EXPENSES ...........................................            15,774              18,037               7,202
                                                                         ---------------     ---------------     ---------------
TOTAL EXPENSES .......................................................           557,027           5,512,215             663,735
                                                                         ---------------     ---------------     ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................          (144,121)         (1,540,886)           (268,633)
   NET EXPENSES ......................................................           412,906           3,971,329             395,102
                                                                         ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS) .........................................         1,743,741          50,464,202           1,339,777
                                                                         ---------------     ---------------     ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...           156,504                   0             (19,142)
   FORWARD FOREIGN CURRENCY CONTRACTS ................................                 0                   0                   0
   FUTURES TRANSACTIONS ..............................................             1,996                   0             112,342
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0                   0                   0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........                 0         (24,355,941)                  0
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............                 0                   0                   0
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED
   FROM MASTER PORTFOLIOS ............................................                 0                   0                   0
                                                                         ---------------     ---------------     ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................           158,500         (24,355,941)             93,200
                                                                         ---------------     ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
--------------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...           195,114                   0            (271,868)
   FORWARD FOREIGN CURRENCY CONTRACTS ................................                 0                   0
   FUTURES TRANSACTIONS ..............................................                 0                   0              13,803
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0              14,862                   0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........                 0         (35,225,070)                  0
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
    MASTER PORTFOLIOS .................................................                 0              61,976                   0
                                                                         ---------------     ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..           195,114         (35,148,232)           (258,065)
                                                                         ---------------     ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............           353,614     $   (59,504,173)           (164,865)
                                                                         ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $     2,097,355     $    (9,039,971)    $     1,174,912
                                                                         ===============     ===============     ===============

WELLS FARGO ADVANTAGE INCOME FUNDS          STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  DIVERSIFIED BOND FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................................   $      133,276,561    $      191,874,766

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................            4,896,703             5,685,109
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................            1,700,030               811,676
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............           (7,140,793)            1,809,495
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................             (544,060)            8,306,280
                                                                                         ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
       CLASS A .......................................................................                  N/A                   N/A
       CLASS B .......................................................................                  N/A                   N/A
       CLASS C .......................................................................                  N/A                   N/A
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................           (4,901,089)           (5,714,187)
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................................                  N/A                   N/A
       CLASS B .......................................................................                  N/A                   N/A
       CLASS C .......................................................................                  N/A                   N/A
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................             (929,969)             (905,647)
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
TOTAL DISTRIBUTION TO SHAREHOLDERS ...................................................           (5,831,058)           (6,619,834)
                                                                                         ------------------    ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...............................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...........................................                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS A .................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ...........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...............................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...........................................                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS B .................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ...........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...............................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........................................                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS C .................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ...........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z ...............................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...........................................                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS Z .................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ...........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ...................................           17,287,115            38,695,507
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...............................            3,771,345             4,194,117
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .....................................          (49,385,636)         (103,174,275)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................          (28,327,176)          (60,284,651)
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...............................                  N/A                   N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .....................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ......          (28,327,176)          (60,284,651)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................          (34,702,294)          (58,598,205)
                                                                                         ==================    ==================
ENDING NET ASSETS ....................................................................   $       98,574,267    $      133,276,561
                                                                                         ==================    ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                   HIGH YIELD BOND FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................................   $      249,070,867    $      296,980,945

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................           15,848,115            21,312,507
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................              756,118             2,609,765
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............                6,457            (3,455,964)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................           16,610,690            20,466,308
                                                                                         ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
       CLASS A .......................................................................          (13,093,696)          (18,181,955)
       CLASS B .......................................................................           (1,548,456)           (1,842,219)
       CLASS C .......................................................................           (1,148,160)           (1,601,192)
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................                  N/A                   N/A
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................................              (34,567)           (4,874,578)
       CLASS B .......................................................................               (4,256)             (519,343)
       CLASS C .......................................................................               (3,083)             (451,030)
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................                  N/A                   N/A
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
TOTAL DISTRIBUTION TO SHAREHOLDERS ...................................................          (15,832,218)          (27,470,317)
                                                                                         ------------------    ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...............................................           14,203,873            49,410,937
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...........................................            9,488,871            14,982,380
   COST OF SHARES REDEEMED - CLASS A .................................................         (141,256,328)         (100,056,293)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ...........................................................................         (117,563,584)          (35,662,976)
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...............................................            2,054,879             4,428,740
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...........................................              991,167             1,560,577
   COST OF SHARES REDEEMED - CLASS B .................................................           (7,784,233)           (6,073,809)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ...........................................................................           (4,738,187)              (84,492)
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...............................................            1,122,098             3,208,814
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........................................              630,091             1,338,720
   COST OF SHARES REDEEMED - CLASS C .................................................           (6,847,896)           (9,706,135)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ...........................................................................           (5,095,707)           (5,158,601)
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z ...............................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...........................................                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS Z .................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ...........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ...................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...............................                  N/A                   N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .....................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...............................                  N/A                   N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .....................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ......         (127,397,478)          (40,906,069)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................         (126,619,006)          (47,910,078)
                                                                                         ==================    ==================
ENDING NET ASSETS ....................................................................   $      122,451,861    $      249,070,867
                                                                                         ==================    ==================

                                                                                                     INCOME PLUS FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................................   $       69,291,482    $       75,339,146

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................            2,694,430             3,721,637
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................              218,551              (554,863)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............           (2,481,683)            1,735,315
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................              431,298             4,902,089
                                                                                         ------------------    ------------------0
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
       CLASS A .......................................................................           (2,375,551)           (2,169,259)
       CLASS B .......................................................................             (836,491)           (1,312,445)
       CLASS C .......................................................................             (298,158)             (332,150)
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................                  N/A                   N/A
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................................                    0                     0
       CLASS B .......................................................................                    0                     0
       CLASS C .......................................................................                    0                     0
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................                  N/A                   N/A
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
TOTAL DISTRIBUTION TO SHAREHOLDERS ...................................................           (3,510,200)           (3,813,854)
                                                                                         ------------------    ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...............................................            6,942,586            22,103,328
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...........................................            1,618,806             1,395,102
   COST OF SHARES REDEEMED - CLASS A .................................................          (10,251,206)          (10,098,891)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ...........................................................................           (1,689,814)           13,399,539
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...............................................            1,196,361             1,637,744
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...........................................              499,509               801,629
   COST OF SHARES REDEEMED - CLASS B .................................................           (6,225,603)          (21,360,523)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ...........................................................................           (4,529,733)          (18,921,150)
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...............................................              958,399             1,395,277
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........................................              221,989               243,086
   COST OF SHARES REDEEMED - CLASS C .................................................           (1,764,599)           (3,252,651)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ...........................................................................             (584,211)           (1,614,288)
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z ...............................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...........................................                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS Z .................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ...........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ...................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...............................                  N/A                   N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .....................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...............................                  N/A                   N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .....................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ......           (6,803,758)           (7,135,899)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................           (9,882,660)           (6,047,664)
                                                                                         ==================    ==================
ENDING NET ASSETS ....................................................................   $       59,408,822    $       69,291,482
                                                                                         ==================    ==================

                                                                                              INFLATION-PROTECTED BOND FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................................   $      107,715,198    $       69,326,545

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................            4,890,389             3,181,467
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................           (1,634,672)            2,303,706
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............           (5,568,188)              918,054
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................           (2,312,471)            6,403,227
                                                                                         ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
       CLASS A .......................................................................           (1,394,179)             (791,380)
       CLASS B .......................................................................             (445,409)             (287,085)
       CLASS C .......................................................................             (483,044)             (314,809)
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................           (3,097,485)           (1,205,791)
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................................             (576,053)             (156,430)
       CLASS B .......................................................................             (205,373)              (67,881)
       CLASS C .......................................................................             (219,661)              (74,465)
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................           (1,289,222)             (195,298)
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
TOTAL DISTRIBUTION TO SHAREHOLDERS ...................................................           (7,710,426)           (3,093,139)
                                                                                         ------------------    ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...............................................           14,096,623            75,166,164
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...........................................            1,810,491               864,026
   COST OF SHARES REDEEMED - CLASS A .................................................          (14,041,757)          (68,711,633)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ...........................................................................            1,865,357             7,318,557
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...............................................            2,063,470             3,547,042
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...........................................              519,015               273,385
   COST OF SHARES REDEEMED - CLASS B .................................................           (3,624,739)           (2,738,062)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ...........................................................................           (1,042,254)            1,082,365
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...............................................            1,805,084             4,679,213
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........................................              565,755               304,929
   COST OF SHARES REDEEMED - CLASS C .................................................           (4,947,822)           (3,410,518)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ...........................................................................           (2,576,983)            1,573,624
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z ...............................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...........................................                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS Z .................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ...........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ...................................           35,394,372            30,672,396
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...............................            3,886,088             1,154,906
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .....................................          (23,227,205)           (6,723,283)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................           16,053,255            25,104,019
                                                                                         ------------------    ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...............................                  N/A                   N/A
   COST OF SHARES REEDEMED - INSTITUTIONAL CLASS .....................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ......           14,299,375            35,078,565
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................            4,276,478            38,388,653
                                                                                         ==================    ==================
ENDING NET ASSETS ....................................................................   $      111,991,676    $      107,715,198
                                                                                         ==================    ==================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  DIVERSIFIED BOND FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .............................................................                  N/A                   N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................                  N/A                   N/A
   SHARES REDEEMED - CLASS A .........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS B ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS B ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS C ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS C ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS Z ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS Z ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - ADMINISTRATOR CLASS ................................................              685,755             1,499,423
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .............              150,134               163,003
    SHARES REDEEMED - ADMINISTRATOR CLASS ............................................           (1,958,389)           (4,001,463)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................           (1,122,500)           (2,339,037)
                                                                                         ------------------    ------------------
    SHARES SOLD - INSTITUTIONAL CLASS ................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .............                  N/A                   N/A
    SHARES REDEEMED - INSTITUTIONAL CLASS ............................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
    CAPITAL SHARE TRANSACTIONS .......................................................           (1,122,500)           (2,339,037)
                                                                                         ------------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENET INCOME (LOSS) ........................   $          127,710    $           91,435
                                                                                         ==================    ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                   HIGH YIELD BOND FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .............................................................            1,382,225             4,649,806
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................              923,371             1,416,570
   SHARES REDEEMED - CLASS A .........................................................          (13,754,714)           (9,578,181)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................          (11,449,118)           (3,511,805)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS B ............................................................              199,711               418,551
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .........................               96,492               147,547
    SHARES REDEEMED - CLASS B ........................................................             (758,118)             (577,479)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................             (461,915)              (11,381)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS C ............................................................              109,318               302,587
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........................               61,291               126,362
    SHARES REDEEMED - CLASS C ........................................................             (667,308)             (922,320)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................             (496,699)             (493,371)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS Z ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS Z ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - ADMINISTRATOR CLASS ................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .............                  N/A                   N/A
    SHARES REDEEMED - ADMINISTRATOR CLASS ............................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - INSTITUTIONAL CLASS ................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .............                  N/A                   N/A
    SHARES REDEEMED - INSTITUTIONAL CLASS ............................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
    CAPITAL SHARE TRANSACTIONS .......................................................          (12,407,732)           (4,016,557)
                                                                                         ------------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENET INCOME (LOSS) ........................   $           44,610    $          (15,153)
                                                                                         ==================    ==================

                                                                                                     INCOME PLUS FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .............................................................              640,601             2,002,705
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................              150,914               126,396
   SHARES REDEEMED - CLASS A .........................................................             (955,058)             (912,619)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................             (163,543)            1,216,482
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS B ............................................................              110,608               148,306
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .........................               46,503                72,659
    SHARES REDEEMED - CLASS B ........................................................             (576,895)           (1,936,524)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................             (419,784)           (1,715,559)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS C ............................................................               88,558               125,914
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........................               20,681                22,031
    SHARES REDEEMED - CLASS C ........................................................             (163,850)             (294,907)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................              (54,611)             (146,962)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS Z ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS Z ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - ADMINISTRATOR CLASS ................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .............                  N/A                   N/A
    SHARES REDEEMED - ADMINISTRATOR CLASS ............................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - INSTITUTIONAL CLASS ................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .............                  N/A                   N/A
    SHARES REDEEMED - INSTITUTIONAL CLASS ............................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
    CAPITAL SHARE TRANSACTIONS .......................................................             (637,938)             (646,039)
                                                                                         ------------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENET INCOME (LOSS) ........................   $         (146,661)   $         (227,922)
                                                                                         ==================    ==================

                                                                                              INFLATION-PROTECTED BOND FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .............................................................            1,398,266             7,249,535
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................              181,401                83,847
   SHARES REDEEMED - CLASS A .........................................................           (1,414,258)           (6,611,810)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................              165,409               721,572
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS B ............................................................              204,896               346,269
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .........................               52,117                26,578
    SHARES REDEEMED - CLASS B ........................................................             (365,027)             (266,582)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................             (108,014)              106,265
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS C ............................................................              180,859               456,711
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........................               55,953                29,618
    SHARES REDEEMED - CLASS C ........................................................             (498,113)             (332,719)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................             (261,301)              153,610
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS Z ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS Z ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - ADMINISTRATOR CLASS ................................................            3,518,060             2,980,509
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .............              390,968               112,164
    SHARES REDEEMED - ADMINISTRATOR CLASS ............................................           (2,350,596)             (655,200)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................            1,558,432             2,437,473
                                                                                         ------------------    ------------------
    SHARES SOLD - INSTITUTIONAL CLASS ................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .............                  N/A                   N/A
    SHARES REDEEMED - INSTITUTIONAL CLASS ............................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
    CAPITAL SHARE TRANSACTIONS .......................................................            1,354,526             3,418,920
                                                                                         ------------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENET INCOME (LOSS) ........................   $          471,908    $        1,000,294
                                                                                         ==================    ==================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 INTERMEDIATE GOVERNMENT
                                                                                                       INCOME FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................................   $      579,859,268    $      659,708,066

OPERATIONS:
    NET INVESTMENT INCOME (LOSS) .....................................................           20,694,330            20,714,909
    NET REALIZED GAIN (LOSS) ON INVESTMENTS ..........................................           (4,576,982)           (1,868,248)
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..............          (16,861,926)            7,531,341
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................             (744,578)           26,378,002
                                                                                         ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    NET INVESTMENT INCOME
       CLASS A .......................................................................           (5,237,939)           (6,307,745)
       CLASS B .......................................................................             (786,572)           (1,225,179)
       CLASS C .......................................................................             (353,109)             (526,903)
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................          (16,722,887)          (16,956,645)
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
    NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................................                    0                     0
       CLASS B .......................................................................                    0                     0
       CLASS C .......................................................................                    0                     0
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................                    0                     0
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
TOTAL DISTRIBUTION TO SHAREHOLDERS ...................................................          (23,100,507)          (25,016,472)
                                                                                         ------------------    ------------------
CAPITAL SHARES TRANSACTIONS:
    PROCEEDS FROM SHARES SOLD - CLASS A ..............................................            8,941,225            18,417,077
    REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................................            3,908,363             4,730,432
    COST OF SHARES REDEEMED - CLASS A ................................................          (28,732,145)          (74,540,014)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS A ..........................................................................          (15,882,557)          (51,392,505)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS B ..............................................              728,950             1,075,260
    REINVESTMENT OF DISTRIBUTIONS - CLASS B ..........................................              573,271               887,124
    COST OF SHARES REDEEMED - CLASS B ................................................          (10,874,648)          (19,681,601)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS B ..........................................................................           (9,572,427)          (17,719,217)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS C ..............................................              824,355               296,399
    REINVESTMENT OF DISTRIBUTIONS - CLASS C ..........................................              254,764               378,500
    COST OF SHARES REDEEMED - CLASS C ................................................           (4,264,315)           (9,383,535)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS C ..........................................................................           (3,185,196)           (8,708,636)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS Z ..............................................                  N/A                   N/A
    REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..........................................                  N/A                   N/A
    COST OF SHARES REDEEMED - CLASS Z ................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS Z ..........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..................................          154,199,563           122,273,306
    REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..............................            6,203,169             4,573,995
    COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ....................................         (138,561,001)         (130,237,271)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................           21,841,731            (3,389,970)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ..................................                  N/A                   N/A
    REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..............................                  N/A                   N/A
    COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ....................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    INSTITUTIONAL CLASS ..............................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ......           (6,798,449)          (81,210,328)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................          (30,643,534)          (79,848,798)
                                                                                         ==================    ==================
ENDING NET ASSETS ....................................................................   $      549,215,734    $      579,859,268
                                                                                         ==================    ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                      SHORT DURATION
                                                                                                   GOVERNMENT BOND FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................................   $      585,031,498    $      523,389,686

OPERATIONS:
    NET INVESTMENT INCOME (LOSS) .....................................................           19,778,687            11,634,269
    NET REALIZED GAIN (LOSS) ON INVESTMENTS ..........................................           (5,295,592)           (3,661,229)
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..............           (5,560,170)            1,036,725
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................            8,922,925             9,009,765
                                                                                         ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    NET INVESTMENT INCOME
       CLASS A .......................................................................           (3,029,423)           (1,624,709)
       CLASS B .......................................................................             (623,019)             (281,961)
       CLASS C .......................................................................             (434,189)             (572,750)
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................          (16,233,396)          (11,765,845)
       INSTITUTIONAL CLASS ...........................................................             (640,686)                  (51)
    NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................................                    0                     0
       CLASS B .......................................................................                    0                     0
       CLASS C .......................................................................                    0                     0
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................                    0                     0
       INSTITUTIONAL CLASS ...........................................................                    0                     0
                                                                                         ------------------    ------------------
TOTAL DISTRIBUTION TO SHAREHOLDERS ...................................................          (20,960,713)          (14,245,316)
                                                                                         ------------------    ------------------
CAPITAL SHARES TRANSACTIONS:
    PROCEEDS FROM SHARES SOLD - CLASS A ..............................................           27,922,115            83,255,392
    REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................................            1,792,387             1,226,553
    COST OF SHARES REDEEMED - CLASS A ................................................          (44,073,975)          (39,054,651)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS A ..........................................................................          (14,359,473)           45,427,294
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS B ..............................................              805,689            21,722,632
    REINVESTMENT OF DISTRIBUTIONS - CLASS B ..........................................              491,342               227,608
    COST OF SHARES REDEEMED - CLASS B ................................................           (9,556,887)           (3,760,413)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS B ..........................................................................           (8,259,856)           18,189,827
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS C ..............................................              557,793             2,045,754
    REINVESTMENT OF DISTRIBUTIONS - CLASS C ..........................................              363,747               476,309
    COST OF SHARES REDEEMED - CLASS C ................................................           (8,594,754)          (17,095,502)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS C ..........................................................................           (7,673,214)          (14,573,439)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS Z ..............................................                  N/A                   N/A
    REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..........................................                  N/A                   N/A
    COST OF SHARES REDEEMED - CLASS Z ................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS Z ..........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..................................          136,373,557           222,157,158
    REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..............................           12,877,166            10,109,832
    COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ....................................         (182,606,961)         (214,443,360)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................          (33,356,238)           17,823,630
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ..................................           29,910,390                10,000
    REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..............................              618,148                    51
    COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ....................................           (3,100,400)                    0
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    INSTITUTIONAL CLASS ..............................................................           27,428,138                10,051
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ......          (36,220,643)           66,877,363
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................          (48,258,431)           61,641,812
                                                                                         ==================    ==================
ENDING NET ASSETS ....................................................................   $      536,773,067    $      585,031,498
                                                                                         ==================    ==================

                                                                                                    STABLE INCOME FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................................   $      467,735,579    $      784,495,062

OPERATIONS:
    NET INVESTMENT INCOME (LOSS) .....................................................           17,886,388            10,291,557
    NET REALIZED GAIN (LOSS) ON INVESTMENTS ..........................................             (541,383)           (1,159,777)
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..............           (5,839,820)            2,857,407
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................           11,505,185            11,989,187
                                                                                         ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    NET INVESTMENT INCOME
       CLASS A .......................................................................           (2,829,181)           (1,626,454)
       CLASS B .......................................................................             (477,474)             (160,285)
       CLASS C .......................................................................             (173,011)              (54,451)
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................          (14,576,406)           (7,371,544)
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
    NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................................                    0                     0
       CLASS B .......................................................................                    0                     0
       CLASS C .......................................................................                    0                     0
       CLASS Z .......................................................................                  N/A                   N/A
       ADMINISTRATOR CLASS ...........................................................                    0                     0
       INSTITUTIONAL CLASS ...........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
TOTAL DISTRIBUTION TO SHAREHOLDERS ...................................................          (18,056,072)           (9,212,734)
                                                                                         ------------------    ------------------
CAPITAL SHARES TRANSACTIONS:
    PROCEEDS FROM SHARES SOLD - CLASS A ..............................................           20,878,096           101,726,465
    REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................................            2,267,220             1,360,412
    COST OF SHARES REDEEMED - CLASS A ................................................          (40,660,247)         (186,738,587)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS A ..........................................................................          (17,514,931)          (83,651,710)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS B ..............................................              588,834             2,480,224
    REINVESTMENT OF DISTRIBUTIONS - CLASS B ..........................................              411,409               143,199
    COST OF SHARES REDEEMED - CLASS B ................................................          (10,223,529)          (17,339,189)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS B ..........................................................................           (9,223,286)          (14,715,766)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS C ..............................................               86,313             1,701,703
    REINVESTMENT OF DISTRIBUTIONS - CLASS C ..........................................              154,940                49,550
    COST OF SHARES REDEEMED - CLASS C ................................................           (2,941,449)           (6,883,774)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS C ..........................................................................           (2,700,196)           (5,132,521)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - CLASS Z ..............................................                  N/A                   N/A
    REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..........................................                  N/A                   N/A
    COST OF SHARES REDEEMED - CLASS Z ................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    CLASS Z ..........................................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..................................          136,859,237           207,316,379
    REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..............................            9,293,612             4,290,088
    COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ....................................         (130,400,193)         (427,642,406)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................           15,752,656          (216,035,939)
                                                                                         ------------------    ------------------
    PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ..................................                  N/A                   N/A
    REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..............................                  N/A                   N/A
    COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ....................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    INSTITUTIONAL CLASS ..............................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ......          (13,685,757)         (319,535,936)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................          (20,236,644)         (316,759,483)
                                                                                         ==================    ==================
ENDING NET ASSETS ....................................................................   $      447,498,935    $      467,735,579
                                                                                         ==================    ==================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 INTERMEDIATE GOVERNMENT
                                                                                                       INCOME FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
    SHARES SOLD - CLASS A ............................................................              832,950             1,675,538
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .........................              364,717               431,005
    SHARES REDEEMED - CLASS A ........................................................           (2,681,681)           (6,734,883)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................           (1,484,014)           (4,628,340)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS B ............................................................               67,962                98,274
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .........................               53,537                80,918
    SHARES REDEEMED - CLASS B ........................................................           (1,014,905)           (1,793,849)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................             (893,406)           (1,614,657)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS C ............................................................               77,139                26,970
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........................               23,853                34,596
    SHARES REDEEMED - CLASS C ........................................................             (399,576)             (858,033)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................             (298,584)             (796,467)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS Z ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS Z ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - ADMINISTRATOR CLASS ................................................           14,404,962            11,083,025
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .............              580,126               417,147
    SHARES REDEEMED - ADMINISTRATOR CLASS ............................................          (12,946,985)          (11,850,838)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................            2,038,103              (350,666)
                                                                                         ------------------    ------------------
    SHARES SOLD - INSTITUTIONAL CLASS ................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .............                  N/A                   N/A
    SHARES REDEEMED - INSTITUTIONAL CLASS ............................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
    SHARE TRANSACTIONS ...............................................................             (637,901)           (7,390,130)
                                                                                         ------------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $       (1,255,000)   $       (1,301,964)
                                                                                         ==================    ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                      SHORT DURATION
                                                                                                   GOVERNMENT BOND FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
    SHARES SOLD - CLASS A ............................................................            2,819,987             8,470,876
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .........................              181,219               121,786
    SHARES REDEEMED - CLASS A ........................................................           (4,452,415)           (3,870,700)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................           (1,451,209)            4,721,962
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS B ............................................................               81,399             2,093,155
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .........................               49,652                22,604
    SHARES REDEEMED - CLASS B ........................................................             (964,792)             (373,925)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................             (833,741)            1,741,834
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS C ............................................................               56,113               201,968
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........................               36,721                47,168
    SHARES REDEEMED - CLASS C ........................................................             (867,714)           (1,692,409)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................             (774,880)           (1,443,273)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS Z ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS Z ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - ADMINISTRATOR CLASS ................................................           13,748,115            31,946,440
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .............            1,300,652             1,002,109
    SHARES REDEEMED - ADMINISTRATOR CLASS ............................................          (18,444,113)          (21,230,385)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................           (3,395,346)           11,718,164
                                                                                         ------------------    ------------------
    SHARES SOLD - INSTITUTIONAL CLASS ................................................            3,017,645                 1,001
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .............               62,632                     5
    SHARES REDEEMED - INSTITUTIONAL CLASS ............................................             (314,410)                    0
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................            2,765,867                 1,006
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
    SHARE TRANSACTIONS ...............................................................           (3,689,309)           16,739,693
                                                                                         ------------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $          (50,186)   $          (38,948)
                                                                                         ==================    ==================

                                                                                                    STABLE INCOME FUND
                                                                                         ----------------------------------------
                                                                                                    FOR THE               FOR THE
                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                               MAY 31, 2006          MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
    SHARES SOLD - CLASS A ............................................................            2,024,836             9,822,891
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .........................              220,383               131,422
    SHARES REDEEMED - CLASS A ........................................................           (3,943,059)          (18,032,821)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................           (1,697,840)           (8,078,508)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS B ............................................................               57,254               240,053
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .........................               40,026                13,851
    SHARES REDEEMED - CLASS B ........................................................             (992,858)           (1,677,263)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................             (895,578)           (1,423,359)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS C ............................................................                8,504               164,865
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........................               15,104                 4,800
    SHARES REDEEMED - CLASS C ........................................................             (286,292)             (666,853)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................             (262,684)             (497,188)
                                                                                         ------------------    ------------------
    SHARES SOLD - CLASS Z ............................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .........................                  N/A                   N/A
    SHARES REDEEMED - CLASS Z ........................................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............................                  N/A                   N/A
                                                                                         ------------------    ------------------
    SHARES SOLD - ADMINISTRATOR CLASS ................................................           13,292,453            20,032,532
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .............              903,898               414,451
    SHARES REDEEMED - ADMINISTRATOR CLASS ............................................          (12,655,046)          (41,316,112)
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................            1,541,305           (20,869,129)
                                                                                         ------------------    ------------------
    SHARES SOLD - INSTITUTIONAL CLASS ................................................                  N/A                   N/A
    SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .............                  N/A                   N/A
    SHARES REDEEMED - INSTITUTIONAL CLASS ............................................                  N/A                   N/A
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  N/A                     0
                                                                                         ------------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
    SHARE TRANSACTIONS ...............................................................           (1,314,797)          (30,868,184)
                                                                                         ------------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $          364,383    $          488,990
                                                                                         ==================    ==================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          STRATEGIC INCOME FUND
                                                                         --------------------------------------------------------
                                                                                  FOR THE             FOR THE             FOR THE
                                                                               YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                             MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................   $     27,138,237    $     28,696,705    $     25,528,315

OPERATIONS:
       NET INVESTMENT INCOME (LOSS) ..................................          1,743,741             915,495           1,678,792
       NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................            158,500             859,069           1,458,165
       NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
          INVESTMENTS ................................................            195,114          (1,373,580)           (121,717)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......          2,097,355             400,984           3,015,240
                                                                         ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    NET INVESTMENT INCOME
       CLASS A .......................................................           (958,869)           (489,066)           (826,616)
       CLASS B .......................................................           (574,775)           (304,693)           (543,945)
       CLASS C .......................................................           (210,204)           (131,969)           (311,074)
       CLASS Z .......................................................                N/A                 N/A                 N/A
       ADMINISTRATOR CLASS ...........................................                N/A                 N/A                 N/A
       INSTITUTIONAL CLASS ...........................................                N/A                 N/A                 N/A
    NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................           (260,515)                  0                   0
       CLASS B .......................................................           (182,637)                  0                   0
       CLASS C .......................................................            (67,583)                  0                   0
       CLASS Z .......................................................                N/A                 N/A                 N/A
       ADMINISTRATOR CLASS ...........................................                N/A                 N/A                 N/A
       INSTITUTIONAL CLASS ...........................................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................         (2,254,583)           (925,728)         (1,681,635)
                                                                         ----------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
    PROCEEDS FROM SHARES SOLD - CLASS A ..............................         11,380,618           3,960,827           4,817,413
    REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................          1,182,638             516,555             754,775
       COST OF SHARES REDEEMED - CLASS A .............................         (5,870,414)         (4,762,116)         (3,304,856)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS A ...........................................          6,692,842            (284,734)          2,267,332
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS B ..............................          1,943,499             924,054           2,326,689
    REINVESTMENT OF DISTRIBUTIONS - CLASS B ..........................            671,464             250,179             363,231
       COST OF SHARES REDEEMED - CLASS B .............................         (3,070,751)           (978,845)         (1,660,133)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS B ...........................................           (455,788)            195,388           1,029,787
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS C ..............................            831,443             201,815             631,108
    REINVESTMENT OF DISTRIBUTIONS - CLASS C ..........................            255,606             128,063             235,456
       COST OF SHARES REDEEMED - CLASS C .............................         (1,536,903)         (1,274,256)         (2,328,898)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS C ...........................................           (449,854)           (944,378)         (1,462,334)
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS Z ..............................                N/A                 N/A                 N/A
    REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..........................                N/A                 N/A                 N/A
       COST OF SHARES REDEEMED - CLASS Z .............................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS Z ...........................................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..................                N/A                 N/A                 N/A
    REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..............                N/A                 N/A                 N/A
    COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ....................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - ADMINISTRATOR CLASS ...............................               N/A                                      N/A
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ..................                N/A                 N/A                 N/A
    REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..............                N/A                 N/A                 N/A
    COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ....................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - INSTITUTIONAL CLASS ...............................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS ...............................................          5,787,200          (1,033,724)          1,834,785
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................          5,629,972          (1,558,468)          3,168,390
                                                                         ================    ================    ================
ENDING NET ASSETS ....................................................   $     32,768,209    $     27,138,237    $     28,696,705
                                                                         ================    ================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                TOTAL RETURN BOND FUND
                                                                         ------------------------------------
                                                                                  FOR THE             FOR THE
                                                                               YEAR ENDED          YEAR ENDED
                                                                             MAY 31, 2006        MAY 31, 2005
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................   $  1,120,244,083    $    312,834,242

OPERATIONS:
       NET INVESTMENT INCOME (LOSS) ..................................         50,464,202          19,443,156
       NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................        (24,355,941)          4,035,385
       NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
          INVESTMENTS ................................................        (35,148,232)         12,218,749
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......         (9,039,971)         35,697,290
                                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    NET INVESTMENT INCOME
       CLASS A .......................................................         (3,216,527)         (1,814,906)
       CLASS B .......................................................           (781,917)           (286,985)
       CLASS C .......................................................           (279,911)           (174,748)
       CLASS Z .......................................................           (429,013)           (146,176)
       ADMINISTRATOR CLASS ...........................................        (32,178,907)        (13,063,580)
       INSTITUTIONAL CLASS ...........................................        (13,459,576)         (4,603,653)
    NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................            (55,718)            (86,029)
       CLASS B .......................................................            (15,737)            (16,638)
       CLASS C .......................................................             (5,637)            (12,709)
       CLASS Z .......................................................             (4,856)                  0
       ADMINISTRATOR CLASS ...........................................           (497,432)           (769,437)
       INSTITUTIONAL CLASS ...........................................           (203,067)           (247,798)
                                                                         ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................        (51,128,298)        (21,222,659)
                                                                         ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
    PROCEEDS FROM SHARES SOLD - CLASS A ..............................         41,641,898         110,647,919
    REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................          2,646,329           1,305,848
       COST OF SHARES REDEEMED - CLASS A .............................        (55,463,785)        (76,848,263)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS A ...........................................        (11,175,558)         35,105,504
                                                                         ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS B ..............................          2,273,460          22,594,808
    REINVESTMENT OF DISTRIBUTIONS - CLASS B ..........................            670,863             252,614
       COST OF SHARES REDEEMED - CLASS B .............................         (8,064,018)         (3,016,981)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS B ...........................................         (5,119,695)         19,830,441
                                                                         ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS C ..............................          1,588,659           5,615,023
    REINVESTMENT OF DISTRIBUTIONS - CLASS C ..........................            247,257             166,732
       COST OF SHARES REDEEMED - CLASS C .............................         (3,398,998)         (2,369,488)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS C ...........................................         (1,563,082)          3,412,267
                                                                         ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS Z ..............................          2,309,458          28,813,968
    REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..........................            410,308             142,589
       COST OF SHARES REDEEMED - CLASS Z .............................        (24,740,970)         (1,785,819)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS Z ...........................................        (22,021,204)         27,170,738
                                                                         ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..................        928,709,557         928,820,960
    REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..............         26,043,200          12,104,332
    COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ....................       (853,915,916)       (428,858,336)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - ADMINISTRATOR CLASS ...............................        100,836,841         512,066,956
                                                                         ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ..................        211,322,030         220,670,592
    REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..............         13,312,765           4,684,190
    COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ....................       (115,867,027)        (30,005,478)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ................................        108,767,768         195,349,304
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS ...............................................        169,725,070         792,935,210
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................        109,556,801         807,409,841
                                                                         ================    ================
ENDING NET ASSETS ....................................................   $  1,229,800,884    $  1,120,244,083
                                                                         ================    ================

                                                                                      ULTRA-SHORT DURATION BOND FUND
                                                                         --------------------------------------------------------
                                                                                  FOR THE             FOR THE             FOR THE
                                                                               YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                             MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
       BEGINNING NET ASSETS ..........................................   $     42,944,280    $     55,046,784    $     88,469,686

OPERATIONS:
       NET INVESTMENT INCOME (LOSS) ..................................          1,339,777             631,724             917,598
       NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................             93,200              43,940             313,645
       NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
          INVESTMENTS ................................................           (258,065)           (240,466)           (533,725)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......          1,174,912             435,198             697,518
                                                                         ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    NET INVESTMENT INCOME
       CLASS A .......................................................           (588,993)           (294,998)           (569,578)
       CLASS B .......................................................           (254,587)           (120,644)           (198,266)
       CLASS C .......................................................           (171,506)           (100,308)           (221,764)
       CLASS Z .......................................................           (460,359)           (251,097)           (503,941)
       ADMINISTRATOR CLASS ...........................................                N/A                 N/A                 N/A
       INSTITUTIONAL CLASS ...........................................                N/A                 N/A                 N/A
    NET REALIZED GAIN ON SALES OF INVESTMENTS
       CLASS A .......................................................                  0                   0                   0
       CLASS B .......................................................                  0                   0                   0
       CLASS C .......................................................                  0                   0                   0
       CLASS Z .......................................................                  0                   0                   0
       ADMINISTRATOR CLASS ...........................................                N/A                 N/A                 N/A
       INSTITUTIONAL CLASS ...........................................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................         (1,475,445)           (767,047)         (1,493,549)
                                                                         ----------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
    PROCEEDS FROM SHARES SOLD - CLASS A ..............................          6,901,263           1,891,497           4,679,036
    REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........................            561,135             322,590             569,114
       COST OF SHARES REDEEMED - CLASS A .............................         (9,553,539)         (6,015,277)        (17,610,055)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS A ...........................................         (2,091,141)         (3,801,190)        (12,361,905)
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS B ..............................            764,312             376,412           1,575,350
    REINVESTMENT OF DISTRIBUTIONS - CLASS B ..........................            233,649             108,613             152,697
       COST OF SHARES REDEEMED - CLASS B .............................         (3,486,040)         (2,107,175)         (5,156,873)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS B ...........................................         (2,488,079)         (1,622,150)         (3,428,826)
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS C ..............................            349,308             667,554           2,833,230
    REINVESTMENT OF DISTRIBUTIONS - CLASS C ..........................            146,644              82,165             148,031
       COST OF SHARES REDEEMED - CLASS C .............................         (3,376,682)         (4,254,535)         (8,927,040)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS C ...........................................         (2,880,730)         (3,504,816)         (5,945,779)
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - CLASS Z ..............................            384,256             498,156           1,960,209
    REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..........................            428,707             271,761             512,982
       COST OF SHARES REDEEMED - CLASS Z .............................         (4,423,116)         (3,612,416)        (13,363,552)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS Z ...........................................         (3,610,153)         (2,842,499)        (10,890,361)
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..................                N/A                 N/A                 N/A
    REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..............                N/A                 N/A                 N/A
    COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ....................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - ADMINISTRATOR CLASS ...............................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
    PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ..................                N/A                 N/A                 N/A
    REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..............                N/A                 N/A                 N/A
    COST OF SHARES REEDEMED - INSTITUTIONAL CLASS ....................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
     TRANSACTIONS - INSTITUTIONAL CLASS ..............................                N/A                  NA                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS ...............................................        (11,070,103)        (11,770,655)        (32,626,871)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................        (11,370,636)        (12,102,504)        (33,422,902)
                                                                         ================    ================    ================
ENDING NET ASSETS ....................................................   $     31,573,644    $     42,944,280    $     55,046,784
                                                                         ================    ================    ================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          STRATEGIC INCOME FUND
                                                                         --------------------------------------------------------
                                                                                  FOR THE             FOR THE             FOR THE
                                                                               YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                             MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
       SHARES SOLD - CLASS A .........................................          1,112,048             376,770             472,766
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ......            115,841              49,485              74,328
       SHARES REDEEMED - CLASS A .....................................           (572,938)           (454,401)           (326,035)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............            654,951             (28,146)            221,059
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - CLASS B .........................................            189,296              87,422             229,656
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ......             65,774              24,014              35,755
       SHARES REDEEMED - CLASS B .....................................           (300,228)            (95,464)           (163,763)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............            (45,158)             15,972             101,648
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - CLASS C .........................................             81,309              19,203              61,929
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ......             25,074              12,291              23,230
       SHARES REDEEMED - CLASS C .....................................           (150,517)           (122,183)           (231,014)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............            (44,134)            (90,689)           (145,855)
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - CLASS Z .........................................                N/A                 N/A                 N/A
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ......                N/A                 N/A                 N/A
       SHARES REDEEMED - CLASS Z .....................................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - ADMINISTRATOR CLASS .............................                N/A                 N/A                 N/A
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
          ADMINISTRATOR CLASS ........................................                N/A                 N/A                 N/A
       SHARES REDEEMED - ADMINISTRATOR CLASS .........................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - INSTITUTIONAL CLASS .............................                N/A                 N/A                 N/A
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
          INSTITUTIONAL CLASS ........................................                N/A                 N/A                 N/A
       SHARES REDEEMED - INSTITUTIONAL CLASS .........................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
       CAPITAL SHARE TRANSACTIONS ....................................            565,659            (102,863)            176,852
                                                                         ----------------    ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $         (1,902)   $         (2,013)   $          1,256
                                                                         ================    ================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                TOTAL RETURN BOND FUND
                                                                         ------------------------------------
                                                                                  FOR THE             FOR THE
                                                                               YEAR ENDED          YEAR ENDED
                                                                             MAY 31, 2006        MAY 31, 2005
-------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
       SHARES SOLD - CLASS A .........................................          3,363,797           8,954,344
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ......            214,823             104,189
       SHARES REDEEMED - CLASS A .....................................         (4,500,693)         (6,095,643)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............           (922,073)          2,962,890
                                                                         ----------------    ----------------
       SHARES SOLD - CLASS B .........................................            183,254           1,760,336
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ......             54,371              20,105
       SHARES REDEEMED - CLASS B .....................................           (653,123)           (240,590)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............           (415,498)          1,539,851
                                                                         ----------------    ----------------
       SHARES SOLD - CLASS C .........................................            128,850             449,465
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ......             20,150              13,346
       SHARES REDEEMED - CLASS C .....................................           (276,432)           (190,526)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............           (127,432)            272,285
                                                                         ----------------    ----------------
       SHARES SOLD - CLASS Z .........................................            189,166           2,486,928
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ......             33,645              11,528
       SHARES REDEEMED - CLASS Z .....................................         (2,019,172)           (145,160)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............         (1,796,361)          2,353,296
                                                                         ----------------    ----------------
       SHARES SOLD - ADMINISTRATOR CLASS .............................         76,435,791          75,030,073
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
          ADMINISTRATOR CLASS ........................................          2,151,115             981,150
       SHARES REDEEMED - ADMINISTRATOR CLASS .........................        (70,376,540)        (34,610,638)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..          8,210,366          41,400,585
                                                                         ----------------    ----------------
       SHARES SOLD - INSTITUTIONAL CLASS .............................         17,256,226          17,899,527
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
          INSTITUTIONAL CLASS ........................................          1,101,554             379,637
       SHARES REDEEMED - INSTITUTIONAL CLASS .........................         (9,454,284)         (2,437,420)
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..          8,903,496          15,841,744
                                                                         ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
       CAPITAL SHARE TRANSACTIONS ....................................         13,852,498          64,370,651
                                                                         ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $      1,019,300    $         89,342
                                                                         ================    ================

                                                                                      ULTRA-SHORT DURATION BOND FUND
                                                                         --------------------------------------------------------
                                                                                  FOR THE             FOR THE             FOR THE
                                                                               YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                             MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
       SHARES SOLD - CLASS A .........................................            719,018             195,959             478,644
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ......             58,516              33,383              58,113
       SHARES REDEEMED - CLASS A .....................................           (995,352)           (622,596)         (1,796,414)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............           (217,818)           (393,254)         (1,259,657)
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - CLASS B .........................................             79,772              39,067             161,517
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ......             24,416              11,266              15,633
       SHARES REDEEMED - CLASS B .....................................           (363,989)           (218,614)           (527,802)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............           (259,801)           (168,281)           (350,652)
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - CLASS C .........................................             36,371              69,149             288,769
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ......             15,291               8,604              15,123
       SHARES REDEEMED - CLASS C .....................................           (351,828)           (440,246)           (911,753)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............           (300,166)           (362,493)           (607,861)
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - CLASS Z .........................................             40,208              51,821             200,502
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ......             44,875              28,222              52,560
       SHARES REDEEMED - CLASS Z .....................................           (462,595)           (375,125)         (1,367,405)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............           (377,512)           (295,082)         (1,114,343)
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - ADMINISTRATOR CLASS .............................                N/A                 N/A                 N/A
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
          ADMINISTRATOR CLASS ........................................                N/A                 N/A                 N/A
       SHARES REDEEMED - ADMINISTRATOR CLASS .........................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
       SHARES SOLD - INSTITUTIONAL CLASS .............................                N/A                 N/A                 N/A
       SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
          INSTITUTIONAL CLASS ........................................                N/A                 N/A                 N/A
       SHARES REDEEMED - INSTITUTIONAL CLASS .........................                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                N/A                 N/A                 N/A
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
       CAPITAL SHARE TRANSACTIONS ....................................         (1,155,297)         (1,219,110)         (3,332,513)
                                                                         ----------------    ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $            207    $              0    $          5,464
                                                                         ================    ================    ================

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                          BEGINNING              NET              AND    DISTRIBUTIONS    DISTRIBUTIONS
                                          NET ASSET       INVESTMENT       UNREALIZED         FROM NET         FROM NET
                                          VALUE PER           INCOME   GAIN (LOSS) ON       INVESTMENT         REALIZED
                                              SHARE           (LOSS)      INVESTMENTS           INCOME            GAINS
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
-----------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  25.82             1.08            (1.21)           (1.08)           (0.21)
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  25.58             0.92             0.39            (0.92)           (0.15)
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  26.57             0.96            (0.93)           (0.98)           (0.04)
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  25.63             1.06             0.97            (1.05)           (0.04)
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  25.68             1.21             0.16            (1.20)           (0.22)

HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.21             0.74             0.00            (0.73)           (0.00)
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.45             0.76            (0.04)           (0.77)           (0.19)
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.28             0.75             0.18            (0.74)           (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...   $  10.00             0.26             0.27            (0.25)            0.00

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.21             0.65             0.01            (0.65)           (0.00)
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.45             0.68            (0.04)           (0.69)           (0.19)
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.28             0.67             0.18            (0.66)           (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...   $  10.00             0.22             0.28            (0.22)            0.00

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.22             0.65             0.00            (0.65)           (0.00)
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.46             0.68            (0.04)           (0.69)           (0.19)
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.29             0.67             0.18            (0.66)           (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...   $  10.00             0.22             0.29            (0.22)            0.00

INCOME PLUS FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.99             0.47(8)         (0.37)           (0.60)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.84             0.57             0.20            (0.62)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  11.31             0.55            (0.39)           (0.63)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  10.81             0.59             0.61            (0.70)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  10.80             0.66             0.02            (0.67)            0.00

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.99             0.39(8)         (0.37)           (0.52)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.84             0.46             0.23            (0.54)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  11.31             0.45            (0.37)           (0.55)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  10.82             0.50             0.60            (0.61)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  10.80             0.58             0.03            (0.59)            0.00

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.99             0.39(8)         (0.37)           (0.52)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.84             0.51             0.18            (0.54)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  11.31             0.44            (0.36)           (0.55)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  10.82             0.52             0.58            (0.61)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  10.80             0.58             0.03            (0.59)            0.00

INFLATION-PROTECTED BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.45             0.42(8)         (0.63)           (0.46)           (0.18)
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.04             0.37             0.43            (0.33)           (0.06)
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.14             0.29            (0.13)           (0.23)           (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...   $  10.00             0.15             0.14            (0.15)            0.00

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.42             0.35(8)         (0.63)           (0.38)           (0.18)
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.03             0.31             0.40            (0.26)           (0.06)
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.13             0.20            (0.12)           (0.15)           (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...   $  10.00             0.13             0.13            (0.13)            0.00

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.43             0.35(8)         (0.63)           (0.39)           (0.18)
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.04             0.31             0.40            (0.26)           (0.06)
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.13             0.21            (0.12)           (0.15)           (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...   $  10.00             0.13             0.13            (0.13)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                              ENDING
                                                           NET ASSET
                                          RETURN OF        VALUE PER
                                            CAPITAL            SHARE
--------------------------------------------------------------------
DIVERSIFIED BOND FUND
--------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  24.40
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  25.82
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  25.58
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00         $  26.57
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  25.63

HIGH YIELD BOND FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.22
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.21
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.45
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       0.00         $  10.28

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.22
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.21
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.45
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       0.00         $  10.28

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.22
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.22
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.46
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       0.00         $  10.29

INCOME PLUS FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.49
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.99
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.84
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00         $  11.31
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  10.81

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.49
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.99
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.84
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00         $  11.31
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  10.82

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.49
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.99
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.84
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00         $  11.31
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  10.82

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.60
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.45
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.04
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       0.00         $  10.14

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.58
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.42
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.03
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       0.00         $  10.13

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.58
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.43
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.04
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       0.00         $  10.13

                                               RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                     -----------------------------------------------------------------
                                     NET INVESTMENT            GROSS         EXPENSES              NET
                                      INCOME (LOSS)         EXPENSES           WAIVED         EXPENSES
------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       4.24%            0.97%(5)        (0.27)%           0.70%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.53%            0.91%(5)        (0.21)%           0.70%(5)
JUNE 1, 2003 TO MAY 31, 2004 ...........       3.65%            0.86%(5)        (0.16)%           0.70%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...........       4.08%            0.89%(5)        (0.19)%           0.70%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...........       4.74%            0.87%(5)        (0.17)%           0.70%(5)

HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       7.09%            1.22%           (0.07)%           1.15%
JUNE 1, 2004 TO MAY 31, 2005 ...........       7.17%            1.24%           (0.09)%           1.15%
JUNE 1, 2003 TO MAY 31, 2004 ...........       7.08%            1.24%           (0.09)%           1.15%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       5.86%            1.32%           (0.17)%           1.15%

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       6.36%            1.97%           (0.07)%           1.90%
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.44%            1.99%           (0.09)%           1.90%
JUNE 1, 2003 TO MAY 31, 2004 ...........       6.35%            1.99%           (0.09)%           1.90%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       6.49%            2.13%           (0.23)%           1.90%

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       6.37%            1.97%           (0.07)%           1.90%
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.43%            1.99%           (0.09)%           1.90%
JUNE 1, 2003 TO MAY 31, 2004 ...........       6.34%            1.99%           (0.09)%           1.90%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       6.53%            2.15%           (0.25)%           1.90%

INCOME PLUS FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       4.38%            1.29%           (0.29)%           1.00%
JUNE 1, 2004 TO MAY 31, 2005 ...........       5.48%            1.25%           (0.67)%           0.58%
JUNE 1, 2003 TO MAY 31, 2004 ...........       4.92%            1.31%           (0.63)%           0.68%
JUNE 1, 2002 TO MAY 31, 2003 ...........       5.42%            1.32%           (0.32)%           1.00%
JUNE 1, 2001 TO MAY 31, 2002 ...........       6.05%            1.47%           (0.37)%           1.10%

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.61%            2.04%           (0.29)%           1.75%
JUNE 1, 2004 TO MAY 31, 2005 ...........       4.76%            2.00%           (0.68)%           1.32%
JUNE 1, 2003 TO MAY 31, 2004 ...........       4.13%            2.05%           (0.60)%           1.45%
JUNE 1, 2002 TO MAY 31, 2003 ...........       4.68%            2.12%           (0.37)%           1.75%
JUNE 1, 2001 TO MAY 31, 2002 ...........       5.29%            2.32%           (0.47)%           1.85%

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.63%            2.04%           (0.29)%           1.75%
JUNE 1, 2004 TO MAY 31, 2005 ...........       4.74%            2.00%           (0.68)%           1.32%
JUNE 1, 2003 TO MAY 31, 2004 ...........       4.12%            2.05%           (0.59)%           1.46%
JUNE 1, 2002 TO MAY 31, 2003 ...........       4.63%            2.07%           (0.32)%           1.75%
JUNE 1, 2001 TO MAY 31, 2002 ...........       5.31%            2.34%           (0.49)%           1.85%

INFLATION-PROTECTED BOND FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       4.18%            1.22%(5)        (0.37)%           0.85%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.63%            1.23%           (0.37)%           0.86%
JUNE 1, 2003 TO MAY 31, 2004 ...........       3.18%            1.44%           (0.54)%           0.90%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       8.55%            1.82%           (0.92)%           0.90%

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.50%            1.97%(5)        (0.37)%           1.60%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.99%            1.99%           (0.39)%           1.60%
JUNE 1, 2003 TO MAY 31, 2004 ...........       2.14%            2.19%           (0.54)%           1.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       7.33%            2.72%           (1.07)%           1.65%

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.50%            1.97%(5)        (0.37)%           1.60%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.00%            1.99%           (0.39)%           1.60%
JUNE 1, 2003 TO MAY 31, 2004 ...........       2.22%            2.19%           (0.54)%           1.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       7.81%            2.65%           (1.00)%           1.65%

                                                           PORTFOLIO    NET ASSETS AT
                                              TOTAL         TURNOVER    END OF PERIOD
                                             RETURN(2)          RATE  (000'S OMITTED)
-------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
-------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........      (0.53)%            163%(17)    $ 98,574
JUNE 1, 2004 TO MAY 31, 2005 ...........       5.24%              56%(6)     $133,277
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.09%             115%(6)     $191,875
JUNE 1, 2002 TO MAY 31, 2003 ...........       8.11%              67%(6)     $372,822
JUNE 1, 2001 TO MAY 31, 2002 ...........       5.44%              93%(6)     $336,184

HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       7.44%              96%        $ 85,143
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.99%              81%        $201,997
JUNE 1, 2003 TO MAY 31, 2004 ...........       9.24%              39%        $243,511
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       5.40%              29%        $120,168

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       6.65%              96%        $ 21,799
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.20%              81%        $ 26,501
JUNE 1, 2003 TO MAY 31, 2004 ...........       8.43%              39%        $ 27,248
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       5.05%              29%        $ 11,563

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       6.55%              96%        $ 15,510
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.20%              81%        $ 20,573
JUNE 1, 2003 TO MAY 31, 2004 ...........       8.42%              39%        $ 26,221
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...       5.12%              29%        $ 12,220

INCOME PLUS FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.97%             171%        $ 38,995
JUNE 1, 2004 TO MAY 31, 2005 ...........       7.27%             132%        $ 42,676
JUNE 1, 2003 TO MAY 31, 2004 ...........       1.43%             185%        $ 28,898
JUNE 1, 2002 TO MAY 31, 2003 ...........      11.53%             130%        $ 20,815
JUNE 1, 2001 TO MAY 31, 2002 ...........       6.48%              63%        $ 20,188

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.21%             171%        $ 14,833
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.47%             132%        $ 20,165
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.68%             185%        $ 38,486
JUNE 1, 2002 TO MAY 31, 2003 ...........      10.60%             130%        $ 47,516
JUNE 1, 2001 TO MAY 31, 2002 ...........       5.78%              63%        $ 46,760

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.21%             171%        $  5,581
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.47%             132%        $  6,451
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.68%             185%        $  7,955
JUNE 1, 2002 TO MAY 31, 2003 ...........      10.60%             130%        $ 10,945
JUNE 1, 2001 TO MAY 31, 2002 ...........       5.78%              63%        $  7,328

INFLATION-PROTECTED BOND FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........      (2.11)%             47%        $ 27,726
JUNE 1, 2004 TO MAY 31, 2005 ...........       8.12%             425%        $ 28,437
JUNE 1, 2003 TO MAY 31, 2004 ...........       1.65%             155%        $ 20,087
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       2.94%             115%        $  5,136

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........      (2.76)%             47%        $ 10,149
JUNE 1, 2004 TO MAY 31, 2005 ...........       7.13%             425%        $ 12,168
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.89%             155%        $ 10,645
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       2.65%             115%        $  5,034

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........      (2.85)%             47%        $ 10,248
JUNE 1, 2004 TO MAY 31, 2005 ...........       7.12%             425%        $ 13,873
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.99%             155%        $ 11,813
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       2.65%             115%        $  4,441

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                          BEGINNING              NET              AND    DISTRIBUTIONS    DISTRIBUTIONS
                                          NET ASSET       INVESTMENT       UNREALIZED         FROM NET         FROM NET
                                          VALUE PER           INCOME   GAIN (LOSS) ON       INVESTMENT         REALIZED
                                              SHARE           (LOSS)      INVESTMENTS           INCOME            GAINS
-----------------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND (CONTINUED)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.43             0.44(8)         (0.63)           (0.48)           (0.18)
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.03             0.39             0.43            (0.36)           (0.06)
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.13             0.30            (0.12)           (0.25)           (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...   $  10.00             0.16             0.13            (0.16)            0.00

INTERMEDIATE GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.96             0.38(8)         (0.40)           (0.43)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.94             0.34             0.12            (0.44)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  11.70             0.36            (0.60)           (0.52)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  11.19             0.41             0.68            (0.58)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  11.02             0.51             0.28            (0.62)            0.00

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.94             0.30(8)         (0.41)           (0.34)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.93             0.12             0.24            (0.35)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  11.68             0.08            (0.40)           (0.43)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  11.18             0.33             0.67            (0.50)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  11.01             0.43             0.28            (0.54)            0.00

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.92             0.30(8)         (0.41)           (0.34)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.90             0.15             0.22            (0.35)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  11.66             0.12            (0.45)           (0.43)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  11.17             0.39             0.61            (0.51)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  11.01             0.46             0.24            (0.54)            0.00

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.96             0.41(8)         (0.42)           (0.45)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.94             0.39             0.10            (0.47)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  11.69             0.33            (0.53)           (0.55)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  11.19             0.44             0.68            (0.62)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  11.02             0.54             0.28            (0.65)            0.00

SHORT DURATION GOVERNMENT BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.01             0.33(8)         (0.18)           (0.35)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.13             0.27            (0.09)           (0.30)            0.00
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  10.28             0.17            (0.12)           (0.17)           (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  10.24             0.41             0.10            (0.39)           (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ..........   $  10.19             0.43             0.22            (0.47)           (0.13)
JULY 1, 2000 TO JUNE 30, 2001 ..........   $   9.88             0.55(8)          0.31            (0.55)            0.00

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.02             0.25(8)         (0.19)           (0.27)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.13             0.19            (0.08)           (0.22)            0.00
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  10.29             0.11            (0.14)           (0.10)           (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  10.25             0.28             0.10            (0.26)           (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .......   $  10.22             0.00             0.03             0.00             0.00

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.03             0.25(8)         (0.19)           (0.27)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.14             0.14            (0.03)           (0.22)            0.00
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  10.30             0.11            (0.14)           (0.10)           (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  10.25             0.27             0.11            (0.25)           (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .......   $  10.22             0.00             0.03             0.00             0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                              ENDING
                                                           NET ASSET
                                          RETURN OF        VALUE PER
                                            CAPITAL            SHARE
--------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND (CONTINUED)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.58
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.43
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.03
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       0.00         $  10.13

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.51
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.96
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.94
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00         $  11.70
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  11.19

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.49
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.94
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.93
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00         $  11.68
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  11.18

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.47
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.92
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.90
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00         $  11.66
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  11.17

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.50
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.96
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.00         $  10.94
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00         $  11.69
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  11.19

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.81
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.01
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  10.13
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  10.28
JULY 1, 2001 TO JUNE 30, 2002 ..........       0.00         $  10.24
JULY 1, 2000 TO JUNE 30, 2001 ..........       0.00         $  10.19

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.81
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.02
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  10.13
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  10.29
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.00         $  10.25

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.82
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.03
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  10.14
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  10.30
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.00         $  10.25

                                               RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                     -----------------------------------------------------------------
                                     NET INVESTMENT            GROSS         EXPENSES              NET
                                      INCOME (LOSS)         EXPENSES           WAIVED         EXPENSES
------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND (CONTINUED)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       4.37%            1.04%(5)        (0.44)%           0.60%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       4.11%            0.93%           (0.33)%           0.60%
JUNE 1, 2003 TO MAY 31, 2004 ...........       3.40%            1.12%           (0.47)%           0.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       7.70%            1.85%           (1.20)%           0.65%

INTERMEDIATE GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.54%            1.08%           (0.13)%           0.95%
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.25%            1.05%           (0.10)%           0.95%
JUNE 1, 2003 TO MAY 31, 2004 ...........       2.98%            1.12%           (0.17)%           0.95%
JUNE 1, 2002 TO MAY 31, 2003 ...........       3.57%            1.13%           (0.18)%           0.95%
JUNE 1, 2001 TO MAY 31, 2002 ...........       4.57%            1.16%           (0.20)%           0.96%

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       2.78%            1.83%           (0.13)%           1.70%
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.50%            1.82%           (0.12)%           1.70%
JUNE 1, 2003 TO MAY 31, 2004 ...........       2.22%            1.87%           (0.17)%           1.70%
JUNE 1, 2002 TO MAY 31, 2003 ...........       2.72%            1.86%           (0.16)%           1.70%
JUNE 1, 2001 TO MAY 31, 2002 ...........       3.81%            1.82%           (0.11)%           1.71%

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       2.78%            1.83%           (0.13)%           1.70%
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.50%            1.82%           (0.12)%           1.70%
JUNE 1, 2003 TO MAY 31, 2004 ...........       2.23%            1.87%           (0.17)%           1.70%
JUNE 1, 2002 TO MAY 31, 2003 ...........       2.68%            1.79%           (0.09)%           1.70%
JUNE 1, 2001 TO MAY 31, 2002 ...........       3.79%            1.78%           (0.07)%           1.71%

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.80%            0.90%           (0.20)%           0.70%
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.53%            0.76%           (0.06)%           0.70%
JUNE 1, 2003 TO MAY 31, 2004 ...........       3.23%            0.80%           (0.10)%           0.70%
JUNE 1, 2002 TO MAY 31, 2003 ...........       3.74%            0.77%           (0.08)%           0.69%
JUNE 1, 2001 TO MAY 31, 2002 ...........       4.85%            0.71%           (0.03)%           0.68%

SHORT DURATION GOVERNMENT BOND FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.30%            1.08%           (0.23)%           0.85%
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.44%            1.28%           (0.42)%           0.86%
JULY 1, 2003(3) TO MAY 31, 2004 ........       1.83%            1.14%           (0.24)%           0.90%
JULY 1, 2002 TO JUNE 30, 2003 ..........       3.51%            1.51%           (0.45)%           1.06%(10)
JULY 1, 2001 TO JUNE 30, 2002 ..........       4.16%            1.78%           (0.66)%           1.12%
JULY 1, 2000 TO JUNE 30, 2001 ..........       5.43%            2.70%           (0.79)%           1.91%

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       2.55%            1.83%           (0.23)%           1.60%
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.74%            2.02%           (0.41)%           1.61%
JULY 1, 2003(3) TO MAY 31, 2004 ........       1.12%            1.89%           (0.24)%           1.65%
JULY 1, 2002 TO JUNE 30, 2003 ..........       2.75%            2.26%           (0.46)%           1.80%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.00%            0.45%           (0.45)%           0.00%

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       2.54%            1.83%           (0.23)%           1.60%
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.59%            2.04%           (0.42)%           1.62%
JULY 1, 2003(3) TO MAY 31, 2004 ........       1.10%            1.89%           (0.24)%           1.65%
JULY 1, 2002 TO JUNE 30, 2003 ..........       2.73%            2.27%           (0.46)%           1.81%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.00%            0.45%           (0.45)%           0.00%

                                                           PORTFOLIO    NET ASSETS AT
                                              TOTAL         TURNOVER    END OF PERIOD
                                             RETURN(2)          RATE  (000'S OMITTED)
-------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND (CONTINUED)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........      (1.88)%             47%        $ 63,869
JUNE 1, 2004 TO MAY 31, 2005 ...........       8.30%             425%        $ 53,237
JUNE 1, 2003 TO MAY 31, 2004 ...........       1.91%             155%        $ 26,780
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...       2.90%             115%        $  7,188

INTERMEDIATE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........      (0.23)%            153%        $121,085
JUNE 1, 2004 TO MAY 31, 2005 ...........       4.25%             277%        $142,570
JUNE 1, 2003 TO MAY 31, 2004 ...........      (2.10)%            178%        $192,976
JUNE 1, 2002 TO MAY 31, 2003 ...........       9.95%             139%        $196,203
JUNE 1, 2001 TO MAY 31, 2002 ...........       7.34%             102%        $195,062

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........      (0.99)%            153%        $ 19,615
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.37%             277%        $ 30,236
JUNE 1, 2003 TO MAY 31, 2004 ...........      (2.76)%            178%        $ 47,821
JUNE 1, 2002 TO MAY 31, 2003 ...........       9.08%             139%        $ 80,989
JUNE 1, 2001 TO MAY 31, 2002 ...........       6.55%             102%        $ 67,256

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........      (0.99)%            153%        $  9,201
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.47%             277%        $ 12,860
JUNE 1, 2003 TO MAY 31, 2004 ...........      (2.85)%            178%        $ 21,520
JUNE 1, 2002 TO MAY 31, 2003 ...........       9.11%             139%        $ 34,133
JUNE 1, 2001 TO MAY 31, 2002 ...........       6.48%             102%        $ 18,078

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........      (0.07)%            153%        $399,315
JUNE 1, 2004 TO MAY 31, 2005 ...........       4.53%             277%        $394,194
JUNE 1, 2003 TO MAY 31, 2004 ...........      (1.77)%            178%        $397,390
JUNE 1, 2002 TO MAY 31, 2003 ...........      10.20%             139%        $472,024
JUNE 1, 2001 TO MAY 31, 2002 ...........       7.63%             102%        $442,037

SHORT DURATION GOVERNMENT BOND FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       1.51%             316%        $ 77,886
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.79%             272%        $ 94,059
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.49%             615%        $ 47,304
JULY 1, 2002 TO JUNE 30, 2003 ..........       4.69%             331%        $ 55,807
JULY 1, 2001 TO JUNE 30, 2002 ..........       6.45%             400%        $  6,034
JULY 1, 2000 TO JUNE 30, 2001 ..........       8.93%             245%        $  4,550

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.66%             316%        $ 18,338
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.13%             272%        $ 27,078
JULY 1, 2003(3) TO MAY 31, 2004 ........      (0.30)%            615%        $  9,734
JULY 1, 2002 TO JUNE 30, 2003 ..........       3.76%             331%        $  5,576
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.29%             400%        $      0(9)

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.66%             316%        $ 11,540
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.13%             272%        $ 19,553
JULY 1, 2003(3) TO MAY 31, 2004 ........      (0.30)%            615%        $ 34,410
JULY 1, 2002 TO JUNE 30, 2003 ..........       3.79%             331%        $ 32,818
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.29%             400%        $      0(9)

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                          BEGINNING              NET              AND    DISTRIBUTIONS    DISTRIBUTIONS
                                          NET ASSET       INVESTMENT       UNREALIZED         FROM NET         FROM NET
                                          VALUE PER           INCOME   GAIN (LOSS) ON       INVESTMENT         REALIZED
                                              SHARE           (LOSS)      INVESTMENTS           INCOME            GAINS
-----------------------------------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.03             0.35(8)         (0.19)           (0.37)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.14             0.29            (0.07)           (0.33)            0.00
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  10.30             0.20            (0.13)           (0.20)           (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  10.26             0.43             0.12            (0.43)           (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ..........   $  10.20             0.46             0.22            (0.49)           (0.13)
JULY 1, 2000 TO JUNE 30, 2001 ..........   $   9.90             0.58(8)          0.30            (0.58)            0.00

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.03             0.38(8)         (0.20)           (0.39)            0.00
APRIL 8, 2005(4) TO MAY 31, 2005 .......   $  10.00             0.05             0.03            (0.05)            0.00

STABLE INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.38             0.40(8)         (0.15)           (0.40)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.33             0.16             0.03            (0.14)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.44             0.16            (0.10)           (0.16)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  10.38             0.25             0.06            (0.25)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  10.36             0.34             0.02            (0.34)            0.00

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.37             0.32(8)         (0.15)           (0.32)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.32             0.08             0.03            (0.06)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.43             0.08            (0.10)           (0.08)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  10.37             0.17             0.06            (0.17)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  10.35             0.28             0.01            (0.27)            0.00

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.35             0.32(8)         (0.15)           (0.32)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.30             0.07             0.04            (0.06)            0.00
JUNE 30, 2003(4) TO MAY 31, 2004 .......   $  10.00             0.06             0.33            (0.08)            0.00

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.38             0.42(8)         (0.15)           (0.42)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  10.33             0.20             0.02            (0.17)            0.00
JUNE 1, 2003 TO MAY 31, 2004 ...........   $  10.44             0.18            (0.10)           (0.18)            0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........   $  10.39             0.26             0.06            (0.27)            0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........   $  10.36             0.37             0.03            (0.37)            0.00

STRATEGIC INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.23             0.67             0.14            (0.67)           (0.19)
NOVEMBER 1, 2004 TO MAY 31, 2005 .......   $  10.41             0.37            (0.18)           (0.37)            0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $   9.90             0.71             0.51            (0.71)            0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $   7.67             0.70             2.22            (0.69)            0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $   9.53             0.96            (1.64)           (0.97)           (0.21)
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001   $  10.00             1.14            (0.47)           (1.14)            0.00

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.23             0.59             0.14            (0.59)           (0.19)
NOVEMBER 1, 2004 TO MAY 31, 2005 .......   $  10.42             0.30            (0.19)           (0.30)            0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $   9.90             0.59             0.52            (0.59)            0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $   7.68             0.59             2.21            (0.58)            0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $   9.53             0.84            (1.63)           (0.85)           (0.21)
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001   $  10.00             1.02            (0.47)           (1.02)            0.00

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  10.21             0.59             0.15            (0.59)           (0.19)
NOVEMBER 1, 2004 TO MAY 31, 2005 .......   $  10.40             0.31            (0.19)           (0.31)            0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $   9.89             0.59             0.51            (0.59)            0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $   7.66             0.59             2.22            (0.58)            0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $   9.52             0.84            (1.63)           (0.86)           (0.21)
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001   $  10.00             1.02            (0.48)           (1.02)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                              ENDING
                                                           NET ASSET
                                          RETURN OF        VALUE PER
                                            CAPITAL            SHARE
--------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.82
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.03
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  10.14
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  10.30
JULY 1, 2001 TO JUNE 30, 2002 ..........       0.00         $  10.26
JULY 1, 2000 TO JUNE 30, 2001 ..........       0.00         $  10.20

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.82
APRIL 8, 2005(4) TO MAY 31, 2005 .......       0.00         $  10.03

STABLE INCOME FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.23
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.38
JUNE 1, 2003 TO MAY 31, 2004 ...........      (0.01)        $  10.33
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00(7)      $  10.44
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  10.38

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.22
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.37
JUNE 1, 2003 TO MAY 31, 2004 ...........      (0.01)        $  10.32
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00(7)      $  10.43
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  10.37

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.20
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.35
JUNE 30, 2003(4) TO MAY 31, 2004 .......      (0.01)        $  10.30
ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.23
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  10.38
JUNE 1, 2003 TO MAY 31, 2004 ...........      (0.01)        $  10.33
JUNE 1, 2002 TO MAY 31, 2003 ...........       0.00(7)      $  10.44
JUNE 1, 2001 TO MAY 31, 2002 ...........       0.00         $  10.39

STRATEGIC INCOME FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.18
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.00         $  10.23
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.00         $  10.41
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.00         $   9.90
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.00         $   7.67
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       0.00         $   9.53

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.18
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.00         $  10.23
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.00         $  10.42
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.00         $   9.90
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.00         $   7.68
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       0.00         $   9.53

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  10.17
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.00         $  10.21
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.00         $  10.40
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.00         $   9.89
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.00         $   7.66
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       0.00         $   9.52

                                               RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                     -----------------------------------------------------------------
                                     NET INVESTMENT            GROSS         EXPENSES              NET
                                      INCOME (LOSS)         EXPENSES           WAIVED         EXPENSES
------------------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.55%            0.90%           (0.30)%           0.60%
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.66%            0.98%           (0.38)%           0.60%
JULY 1, 2003(3) TO MAY 31, 2004 ........       2.13%            0.81%           (0.21)%           0.60%
JULY 1, 2002 TO JUNE 30, 2003 ..........       3.75%            1.16%           (0.40)%           0.76%(10)
JULY 1, 2001 TO JUNE 30, 2002 ..........       4.38%            1.53%           (0.66)%           0.87%
JULY 1, 2000 TO JUNE 30, 2001 ..........       5.70%            2.46%           (0.78)%           1.68%

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.89%            0.63%           (0.21)%           0.42%
APRIL 8, 2005(4) TO MAY 31, 2005 .......       3.35%            0.76%           (0.33)%           0.43%

STABLE INCOME FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.83%            1.06%(5)        (0.19)%           0.87%(5)(12)
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.48%            1.00%(5)        (0.10)%           0.90%(5)
JUNE 1, 2003 TO MAY 31, 2004 ...........       1.52%            0.99%(5)        (0.09)%           0.90%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...........       2.32%            1.04%(5)        (0.22)%           0.82%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...........       3.02%            1.04%(5)        (0.14)%           0.90%(5)

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.06%            1.81%(5)        (0.19)%           1.62%(5)(13)
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.75%            1.75%(5)        (0.10)%           1.65%(5)
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.81%            1.75%(5)        (0.10)%           1.65%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...........       1.51%            1.81%(5)        (0.18)%           1.63%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...........       2.41%            1.87%(5)        (0.21)%           1.65%(5)

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.07%            1.81%(5)        (0.19)%           1.62%(5)(14)
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.74%            1.75%(5)        (0.10)%           1.65%(5)
JUNE 30, 2003(4) TO MAY 31, 2004 .......       0.54%            1.73%(5)        (0.08)%           1.65%(5)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       4.08%            0.88%(5)        (0.23)%           0.65%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.76%            0.68%(5)        (0.03)%           0.65%(5)
JUNE 1, 2003 TO MAY 31, 2004 ...........       1.74%            0.66%(5)        (0.03)%           0.63%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...........       2.51%            0.77%(5)        (0.12)%           0.65%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...........       3.50%            0.80%(5)        (0.15)%           0.65%(5)

STRATEGIC INCOME FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       6.53%            1.61%           (0.51)%           1.10%
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       5.97%            1.57%           (0.48)%           1.09%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       6.95%            1.52%           (0.40)%           1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       7.77%            1.58%           (0.45)%           1.13%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...      10.56%            1.59%           (0.51)%           1.08%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001      12.11%            3.94%           (2.81)%           1.13%

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       5.78%            2.36%           (0.51)%           1.85%
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       4.90%            2.31%           (0.14)%           2.17%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       5.82%            2.30%           (0.04)%           2.26%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       6.44%            2.36%           (0.00)%           2.36%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       9.05%            2.40%           (0.00)%           2.40%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001      10.86%            4.04%           (1.65)%           2.39%

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       5.77%            2.36%           (0.51)%           1.85%
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       4.99%            2.20%           (0.13)%           2.07%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       5.81%            2.34%           (0.03)%           2.31%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       6.57%            2.38%           (0.00)%           2.38%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       9.02%            2.38%           (0.01)%           2.37%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001      10.89%            4.10%           (1.70)%           2.40%

                                                           PORTFOLIO    NET ASSETS AT
                                              TOTAL         TURNOVER    END OF PERIOD
                                             RETURN(2)          RATE  (000'S OMITTED)
-------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       1.67%             316%        $401,837
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.16%             272%        $444,331
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.67%             615%        $431,942
JULY 1, 2002 TO JUNE 30, 2003 ..........       5.08%             331%        $517,187
JULY 1, 2001 TO JUNE 30, 2002 ..........       6.80%             400%        $449,648
JULY 1, 2000 TO JUNE 30, 2001 ..........       9.09%             245%        $267,444

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       1.85%             316%        $ 27,172
APRIL 8, 2005(4) TO MAY 31, 2005 .......       0.91%             272%        $     10

STABLE INCOME FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       2.47%              23%        $ 64,827
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.87%              43%(6)     $ 83,406
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.45%              92%(6)     $166,484
JUNE 1, 2002 TO MAY 31, 2003 ...........       3.01%              45%(6)     $175,249
JUNE 1, 2001 TO MAY 31, 2002 ...........       3.53%              81%(6)     $ 79,555

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       1.69%              23%        $ 11,519
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.00%              43%(6)     $ 20,970
JUNE 1, 2003 TO MAY 31, 2004 ...........      (0.29)%             92%(6)     $ 35,552
JUNE 1, 2002 TO MAY 31, 2003 ...........       2.24%              45%(6)     $ 48,045
JUNE 1, 2001 TO MAY 31, 2002 ...........       2.79%              81%(6)     $ 20,318

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       1.70%              23%        $  4,355
JUNE 1, 2004 TO MAY 31, 2005 ...........       1.10%              43%(6)     $  7,137
JUNE 30, 2003(4) TO MAY 31, 2004 .......      (0.29)%             92%(6)     $ 12,225

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       2.70%              23%        $366,798
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.14%              43%(6)     $356,223
JUNE 1, 2003 TO MAY 31, 2004 ...........       0.71%              92%(6)     $570,234
JUNE 1, 2002 TO MAY 31, 2003 ...........       3.13%              45%(6)     $491,771
JUNE 1, 2001 TO MAY 31, 2002 ...........       3.87%              81%(6)     $304,256

STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       8.18%              89%        $ 19,858
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       1.79%              76%        $ 13,254
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...      12.70%             141%        $ 13,786
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...      39.38%             155%        $ 10,917
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...      (8.35)%            235%        $  7,699
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       6.04%             424%        $  5,619

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       7.38%              89%        $  9,554
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       1.05%              76%        $ 10,062
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...      11.55%             141%        $ 10,076
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...      37.55%             155%        $  8,573
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...      (9.44)%            235%        $  4,313
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       4.87%             424%        $  2,377

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       7.49%              89%        $  3,356
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       1.11%              76%        $  3,822
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...      11.40%             141%        $  4,834
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...      37.73%             155%        $  6,038
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...      (9.56)%            235%        $  4,928
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       4.77%             424%        $  2,312

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                          BEGINNING              NET              AND    DISTRIBUTIONS    DISTRIBUTIONS
                                          NET ASSET       INVESTMENT       UNREALIZED         FROM NET         FROM NET
                                          VALUE PER           INCOME   GAIN (LOSS) ON       INVESTMENT         REALIZED
                                              SHARE           (LOSS)      INVESTMENTS           INCOME            GAINS
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  12.62             0.49            (0.60)           (0.49)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  12.32             0.42             0.34            (0.43)           (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  12.79             0.34            (0.35)           (0.34)           (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  12.17             0.63             0.69            (0.62)           (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .......   $  12.45             0.32            (0.06)           (0.32)           (0.22)

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  12.63             0.40            (0.60)           (0.40)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  12.33             0.32             0.34            (0.33)           (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  12.80             0.25            (0.35)           (0.25)           (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  12.18             0.56             0.69            (0.55)           (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .......   $  12.45             0.23            (0.05)           (0.23)           (0.22)

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  12.57             0.39            (0.61)           (0.39)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  12.26             0.32             0.35            (0.33)           (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  12.73             0.25            (0.35)           (0.25)           (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  12.12             0.57             0.67            (0.55)           (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .......   $  12.45             0.25            (0.11)           (0.25)           (0.22)

CLASS Z
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  12.41             0.46            (0.59)           (0.47)            0.00
APRIL 8, 2005(4) TO MAY 31, 2005 .......   $  12.19             0.06             0.22            (0.06)            0.00

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  12.41             0.51            (0.60)           (0.51)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  12.11             0.44             0.34            (0.45)           (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  12.57             0.36            (0.34)           (0.36)           (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  11.97             0.64             0.68            (0.64)           (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ..........   $  11.85             0.43             0.36            (0.45)           (0.22)
JULY 1, 2000 TO JUNE 30, 2001 ..........   $  11.33             0.70             0.52            (0.70)            0.00

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........   $  12.40             0.54            (0.59)           (0.54)            0.00
JUNE 1, 2004 TO MAY 31, 2005 ...........   $  12.11             0.48             0.33            (0.49)           (0.03)
JULY 1, 2003(3) TO MAY 31, 2004 ........   $  12.58             0.39            (0.35)           (0.39)           (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ..........   $  11.97             0.73             0.66            (0.70)           (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .......   $  12.45             0.47            (0.25)           (0.48)           (0.22)

ULTRA-SHORT DURATION BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........   $   9.64             0.38(8)         (0.04)           (0.41)            0.00
NOVEMBER 1, 2004 TO MAY 31, 2005 .......   $   9.71             0.14            (0.04)           (0.17)            0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $   9.83             0.15            (0.02)           (0.25)            0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $   9.90             0.18             0.06            (0.31)            0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $  10.24             0.35            (0.34)           (0.35)            0.00
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001   $  10.10             0.52             0.16            (0.54)            0.00

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........   $   9.62             0.30(8)         (0.04)           (0.34)            0.00
NOVEMBER 1, 2004 TO MAY 31, 2005 .......   $   9.68             0.09            (0.03)           (0.12)            0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $   9.81             0.07            (0.03)           (0.17)            0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $   9.88             0.09             0.06            (0.22)            0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $  10.22             0.26            (0.34)           (0.26)            0.00
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001   $  10.10             0.44             0.14            (0.46)            0.00

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........   $   9.64             0.30(8)         (0.04)           (0.34)            0.00
NOVEMBER 1, 2004 TO MAY 31, 2005 .......   $   9.70             0.09            (0.03)           (0.12)            0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $   9.83             0.06            (0.02)           (0.17)            0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $   9.90             0.10             0.05            (0.22)            0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $  10.23             0.26            (0.32)           (0.27)            0.00
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001   $  10.10             0.44             0.15            (0.46)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                              ENDING
                                                           NET ASSET
                                          RETURN OF        VALUE PER
                                            CAPITAL            SHARE
--------------------------------------------------------------------
TOTAL RETURN BOND FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  12.02
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  12.62
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  12.32
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  12.79
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.00         $  12.17

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  12.03
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  12.63
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  12.33
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  12.80
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.00         $  12.18

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  11.96
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  12.57
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  12.26
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  12.73
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.00         $  12.12

CLASS Z
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  11.81
APRIL 8, 2005(4) TO MAY 31, 2005 .......       0.00         $  12.41

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  11.81
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  12.41
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  12.11
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  12.57
JULY 1, 2001 TO JUNE 30, 2002 ..........       0.00         $  11.97
JULY 1, 2000 TO JUNE 30, 2001 ..........       0.00         $  11.85
INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $  11.81
JUNE 1, 2004 TO MAY 31, 2005 ...........       0.00         $  12.40
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.00         $  12.11
JULY 1, 2002 TO JUNE 30, 2003 ..........       0.00         $  12.58
JULY 1, 2001(4) TO JUNE 30, 2002 .......       0.00         $  11.97

ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.57
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.00         $   9.64
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.00         $   9.71
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.00         $   9.83
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.00         $   9.90
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       0.00         $  10.24

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.54
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.00         $   9.62
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.00         $   9.68
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.00         $   9.81
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.00         $   9.88
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       0.00         $  10.22

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.56
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.00         $   9.64
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.00         $   9.70
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.00         $   9.83
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.00         $   9.90
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       0.00         $  10.23

                                               RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                     -----------------------------------------------------------------
                                     NET INVESTMENT            GROSS         EXPENSES              NET
                                      INCOME (LOSS)         EXPENSES           WAIVED         EXPENSES
------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.88%            1.03%(5)        (0.13)%           0.90%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.30%            1.12%           (0.22)%           0.90%
JULY 1, 2003(3) TO MAY 31, 2004 ........       3.07%            1.16%           (0.26)%           0.90%
JULY 1, 2002 TO JUNE 30, 2003 ..........       3.78%            1.61%           (0.63)%           0.97%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 .......       5.78%            1.95%           (0.99)%           0.96%

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.13%            1.78%(5)        (0.13)%           1.65%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.57%            1.86%           (0.21)%           1.65%
JULY 1, 2003(3) TO MAY 31, 2004 ........       2.19%            1.91%           (0.26)%           1.65%
JULY 1, 2002 TO JUNE 30, 2003 ..........       2.81%            2.31%           (0.60)%           1.71%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 .......       4.93%            1.94%           (1.11)%           0.83%

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.14%            1.78%(5)        (0.13)%           1.65%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       2.57%            1.87%           (0.22)%           1.65%
JULY 1, 2003(3) TO MAY 31, 2004 ........       2.20%            1.91%           (0.26)%           1.65%
JULY 1, 2002 TO JUNE 30, 2003 ..........       2.88%            2.32%           (0.61)%           1.71%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 .......       5.14%            1.93%           (0.98)%           0.95%

CLASS Z
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.74%            1.19%(5)        (0.24)%           0.95%(5)
APRIL 8, 2005(4) TO MAY 31, 2005 .......       3.42%            1.23%           (0.28)%           0.95%

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       4.12%            0.85%(5)        (0.15)%           0.70%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.58%            0.94%           (0.24)%           0.70%
JULY 1, 2003(3) TO MAY 31, 2004 ........       3.25%            0.99%           (0.29)%           0.70%
JULY 1, 2002 TO JUNE 30, 2003 ..........       4.56%            1.19%           (0.59)%           0.60%(10)
JULY 1, 2001 TO JUNE 30, 2002 ..........       5.38%            1.42%           (0.71)%           0.71%
JULY 1, 2000 TO JUNE 30, 2001 ..........       6.02%            1.59%           (0.64)%           0.95%

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........       4.43%            0.58%(5)        (0.16)%           0.42%(5)
JUNE 1, 2004 TO MAY 31, 2005 ...........       3.87%            0.68%           (0.26)%           0.42%
JULY 1, 2003(3) TO MAY 31, 2004 ........       3.49%            0.74%           (0.32)%           0.42%
JULY 1, 2002 TO JUNE 30, 2003 ..........       4.66%            0.99%           (0.57)%           0.42%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 .......       5.99%            1.71%           (1.24)%           0.47%

ULTRA-SHORT DURATION BOND FUND
------------------------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.93%            1.51%           (0.71)%           0.80%
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       2.54%            1.36%           (0.31)%           1.05%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       1.71%            1.32%           (0.20)%           1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       1.76%            1.25%           (0.12)%           1.13%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       3.49%            1.25%           (0.13)%           1.12%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       4.59%            1.52%           (0.40)%           1.12%

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.16%            2.26%           (0.71)%           1.55%
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       1.70%            2.07%           (0.18)%           1.89%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.83%            2.11%           (0.12)%           1.99%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.93%            2.05%           (0.05)%           2.00%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       2.47%            2.04%           (0.04)%           2.00%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       3.60%            2.40%           (0.21)%           2.19%

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.14%            2.26%           (0.71)%           1.55%
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       1.72%            2.14%           (0.24)%           1.90%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.84%            2.10%           (0.11)%           1.99%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.87%            2.04%           (0.04)%           2.00%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       2.54%            2.03%           (0.03)%           2.00%
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       3.60%            2.26%           (0.21)%           2.05%

                                                           PORTFOLIO    NET ASSETS AT
                                              TOTAL         TURNOVER    END OF PERIOD
                                             RETURN(2)          RATE  (000'S OMITTED)
-------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........      (0.91)%            704%(16)    $ 69,066
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.19%             767%        $ 84,188
JULY 1, 2003(3) TO MAY 31, 2004 ........      (0.09)%            918%        $ 45,670
JULY 1, 2002 TO JUNE 30, 2003 ..........      10.95%             544%        $  2,691
JULY 1, 2001(4) TO JUNE 30, 2002 .......       2.21%             193%        $    117

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........      (1.65)%            704%(16)    $ 21,356
JUNE 1, 2004 TO MAY 31, 2005 ...........       5.39%             767%        $ 27,681
JULY 1, 2003(3) TO MAY 31, 2004 ........      (0.79)%            918%        $  8,031
JULY 1, 2002 TO JUNE 30, 2003 ..........       9.85%             544%        $  3,868
JULY 1, 2001(4) TO JUNE 30, 2002 .......       1.52%             193%        $     87

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........      (1.75)%            704%(16)    $  7,827
JUNE 1, 2004 TO MAY 31, 2005 ...........       5.52%             767%        $  9,823
JULY 1, 2003(3) TO MAY 31, 2004 ........      (0.79)%            918%        $  6,248
JULY 1, 2002 TO JUNE 30, 2003 ..........       9.78%             544%        $  4,425
JULY 1, 2001(4) TO JUNE 30, 2002 .......       1.12%             193%        $     27

CLASS Z
JUNE 1, 2005 TO MAY 31, 2006 ...........      (1.03)%            704%(16)    $  6,578
APRIL 8, 2005(4) TO MAY 31, 2005 .......       2.31%             767%        $ 29,204

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........      (0.78)%            704%(16)    $783,354
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.53%             767%        $720,935
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.20%             918%        $202,187
JULY 1, 2002 TO JUNE 30, 2003 ..........      11.01%             544%        $ 91,244
JULY 1, 2001 TO JUNE 30, 2002 ..........       8.81%             193%        $ 38,841
JULY 1, 2000 TO JUNE 30, 2001 ..........      11.06%             449%        $ 31,788

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006 ...........      (0.42)%            704%(16)    $341,620
JUNE 1, 2004 TO MAY 31, 2005 ...........       6.74%             767%        $248,414
JULY 1, 2003(3) TO MAY 31, 2004 ........       0.38%             918%        $ 50,699
JULY 1, 2002 TO JUNE 30, 2003 ..........      11.05%             544%        $ 51,022
JULY 1, 2001(4) TO JUNE 30, 2002 .......       1.90%             193%        $    202

ULTRA-SHORT DURATION BOND FUND
-------------------------------------------------------------------------------------
CLASS A
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.64%              23%        $ 12,747
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       1.05%               9%        $ 14,948
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       1.35%              28%        $ 18,865
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       2.45%              90%        $ 31,490
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.15%             204%        $ 22,230
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       6.90%             221%        $  9,522

CLASS B
JUNE 1, 2005 TO MAY 31, 2006 ...........       2.76%              23%        $  6,015
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.66%               9%        $  8,562
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.37%              28%        $ 10,249
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       1.56%              90%        $ 13,820
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...      (0.74)%            204%        $ 13,419
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       5.82%             221%        $  3,869

CLASS C
JUNE 1, 2005 TO MAY 31, 2006 ...........       2.76%              23%        $  3,551
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.67%               9%        $  6,473
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.37%              28%        $ 10,034
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       1.56%              90%        $ 16,138
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...      (0.63)%            204%        $  8,947
NOVEMBER 30, 2000(4) TO OCTOBER 31, 2001       5.90%             221%        $  3,346

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                          BEGINNING              NET              AND    DISTRIBUTIONS    DISTRIBUTIONS
                                          NET ASSET       INVESTMENT       UNREALIZED         FROM NET         FROM NET
                                          VALUE PER           INCOME   GAIN (LOSS) ON       INVESTMENT         REALIZED
                                              SHARE           (LOSS)      INVESTMENTS           INCOME            GAINS
-----------------------------------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND  (CONTINUED)

CLASS Z
JUNE 1, 2005 TO MAY 31, 2006 ...........   $   9.61             0.37(8)         (0.05)           (0.40)            0.00
NOVEMBER 1, 2004 TO MAY 31, 2005 .......   $   9.67             0.14            (0.03)           (0.17)            0.00
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...   $   9.80             0.15            (0.03)           (0.25)            0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...   $   9.86             0.18             0.08            (0.32)            0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...   $  10.19             0.35            (0.34)           (0.34)            0.00
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...   $  10.14             0.54             0.14            (0.63)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                              ENDING
                                                           NET ASSET
                                          RETURN OF        VALUE PER
                                            CAPITAL            SHARE
--------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND  (CONTINUED)

CLASS Z
JUNE 1, 2005 TO MAY 31, 2006 ...........       0.00         $   9.53
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       0.00         $   9.61
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       0.00         $   9.67
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       0.00         $   9.80
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.00         $   9.86
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       0.00         $  10.19

                                               RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                     -----------------------------------------------------------------
                                     NET INVESTMENT            GROSS         EXPENSES              NET
                                      INCOME (LOSS)         EXPENSES           WAIVED         EXPENSES
------------------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND  (CONTINUED)

CLASS Z
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.82%            1.68%           (0.79)%           0.89%(15)
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       2.59%            1.15%           (0.16)%           0.99%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       1.69%            1.16%           (0.04)%           1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       1.87%            1.08%           (0.01)%           1.07%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       3.55%            1.16%           (0.01)%           1.15%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       5.30%            1.24%           (0.00)%           1.24%

                                                           PORTFOLIO    NET ASSETS AT
                                              TOTAL         TURNOVER    END OF PERIOD
                                             RETURN(2)          RATE  (000'S OMITTED)
-------------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND  (CONTINUED)

CLASS Z
JUNE 1, 2005 TO MAY 31, 2006 ...........       3.45%              23%        $  9,261
NOVEMBER 1, 2004 TO MAY 31, 2005 .......       1.18%               9%        $ 12,961
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ...       1.25%              28%        $ 15,898
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ...       2.62%              90%        $ 27,021
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ...       0.15%             204%        $ 30,194
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ...       6.84%             221%        $ 47,219

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   The Fund changed its fiscal year-end from June 30 to May 31.

(4)   Commencement of operations.

(5) Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

(6) Portfolio turnover rate represents the activity from the Fund's investment in a Master Portfolio.

(7)   Return of capital was less than $0.01 per share.

(8) Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.

(9)   Amounts represent less than $1,000.

(10)  Includes interest expense.

(11) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(12) Effective October 1, 2005, the expense cap for Stable Income Fund - Class A changed from 0.90% to 0.85%. The blended expense cap as of May 31, 2006 is 0.87%.

(13) Effective October 1, 2005, the expense cap for Stable Income Fund - Class B changed from 1.65% to 1.60%. The blended expense cap as of May 31, 2006 is 1.62%.

(14) Effective October 1, 2005, the expense cap for Stable Income Fund - Class C changed from 1.65% to 1.60%. The blended expense cap as of May 31, 2006 is 1.62%.

(15) Effective October 1, 2005, the expense cap for Ultra Short Duration Bond - Class Z changed from 0.97% to 0.84%. The blended expense cap as of May 31, 2006 is 0.89%.

(16)  Excluding TBA, the portfolio turnover ratio is 431%.

(17)  Excluding TBA, the portfolio turnover ratio is 109%.

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund, Total Return Bond Fund, and Ultra-Short Duration Bond Fund.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                      Before Reorganization                After Reorganization
                                          ---------------------------------------------   ----------------------
                                                          Target Funds                        Acquiring Fund
----------------------------------------------------------------------------------------------------------------
                                          WELLS FARGO LIMITED-   WELLS FARGO MONTGOMERY   WELLS FARGO ADVANTAGE
                                            TERM GOVERNMENT          SHORT DURATION           SHORT DURATION
Fund                                          INCOME FUND        GOVERNMENT BOND FUND*     GOVERNMENT BOND FUND
----------------------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------------------
   CLASS A                                      5,109,856               4,443,585                9,526,621
----------------------------------------------------------------------------------------------------------------
   CLASS B                                      1,902,816                 952,418                2,843,954
----------------------------------------------------------------------------------------------------------------
   CLASS C                                              0               2,165,218                2,165,218
----------------------------------------------------------------------------------------------------------------
   ADMINISTRATOR                                        0                       0               44,588,299
----------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL CLASS(1)                       9,020,949              35,798,856                        0
----------------------------------------------------------------------------------------------------------------
Net Assets:
----------------------------------------------------------------------------------------------------------------
   CLASS A                                  $  50,717,203           $  44,336,925            $  95,054,128
----------------------------------------------------------------------------------------------------------------
   CLASS B                                     18,885,585               9,509,219               28,394,804
----------------------------------------------------------------------------------------------------------------
   CLASS C                                              0              21,635,010               21,635,010
----------------------------------------------------------------------------------------------------------------
   ADMINISTRATOR                                        0                       0              445,424,201
----------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL CLASS(1)                      87,803,989             357,620,212                        0
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)           (710,644)             (4,122,096)              (4,832,740)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized losses                (2,120,074)             (3,376,361)              (5,496,435)
----------------------------------------------------------------------------------------------------------------

*     DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF WELLS FARGO MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND AND THEN THE FUND AND ITS CLASS WERE RENAMED THE INSTITUTIONAL CLASS OF WELLS FARGO LIMITED TERM GOVERNMENT INCOME FUND MERGED INTO ADMINISTRATOR CLASS OF WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND.

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                    Before                                   After
                                                                Reorganization                           Reorganization
                                          -----------------------------------------------------------   -----------------
                                                                 Target Funds                            Acquiring Fund
                                                                                         Wells Fargo
                                                             Strong                       Montgomery      Wells Fargo
                                          Strong Advisor    Corporate    Wells Fargo     Total Return   Advantage Total
Fund                                        Bond Fund      Income Fund   Income Fund      Bond Fund*    Return Bond Fund
Shares:
-------------------------------------------------------------------------------------------------------------------------
CLASS A                                        1,305,465             0       1,992,136      4,031,232          6,666,474
-------------------------------------------------------------------------------------------------------------------------
CLASS B                                          898,996             0       1,142,040        618,910          2,257,632
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                          386,051             0               0        451,168            785,714
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS(1)                         9,407,133             0      27,159,629     32,688,880         19,686,059
-------------------------------------------------------------------------------------------------------------------------
CLASS K                                        3,005,443             0               0              0                  0
-------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                                         0     2,183,766               0              0                  0
-------------------------------------------------------------------------------------------------------------------------
CLASS Z(3)                                       708,572             0               0              0          2,396,048
-------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS(2)                                 0             0               0              0         56,221,860
-------------------------------------------------------------------------------------------------------------------------
SELECT CLASS                                           0             0               0     11,436,073                  0
-------------------------------------------------------------------------------------------------------------------------
Net Assets:
-------------------------------------------------------------------------------------------------------------------------
CLASS A                                   $   13,965,906   $         0   $  18,715,471   $ 49,993,960   $     82,675,337
-------------------------------------------------------------------------------------------------------------------------
CLASS B                                        9,623,556             0      10,718,544      7,682,760         28,024,860
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                        4,130,633             0               0      5,570,594          9,701,227
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS(1)                       100,550,862             0     254,810,247    398,590,144        239,933,762
-------------------------------------------------------------------------------------------------------------------------
CLASS K                                       32,137,915             0               0              0                  0
-------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                                         0    21,635,076               0              0                  0
-------------------------------------------------------------------------------------------------------------------------
CLASS Z(3)                                     7,581,009             0               0              0         29,216,085
-------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS(2)                                 0             0               0              0        685,538,306
-------------------------------------------------------------------------------------------------------------------------
SELECT CLASS                                                                              139,382,900                  0
-------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION
(DEPRECIATION)                                  (657,167)     (122,536)     (1,535,409)    (5,110,365)        (7,425,477)
-------------------------------------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED GAIN (LOSS)           3,765,790       (23,531)        (58,554)     1,181,098          4,864,803
-------------------------------------------------------------------------------------------------------------------------

*     DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF STRONG ADVISOR BOND FUND MERGED INTO SELECT CLASS OF WELLS FARGO MONTGOMERY TOTAL RETURN BOND FUND AND THEN THE FUND AND ITS CLASS WERE RENAMED THE INSTITUTIONAL CLASS OF WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

(2) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF WELLS FARGO MONTGOMERY TOTAL RETURN BOND FUND AND THEN THE FUND AND ITS CLASS WERE RENAMED THE INSTITUTIONAL CLASS OF WELLS FARGO INCOME FUND AND CLASS K OF STRONG ADVISOR BOND FUND MERGED INTO ADMINISTRATOR CLASS OF WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

(3) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, CLASS Z OF STRONG ADVISOR BOND FUND AND INVESTOR CLASS OF STRONG CORPORATE INCOME FUND MERGED INTO CLASS Z OF WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholding servicing, and administration fees.

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

      The Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund each seek to achieve their investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements. The ownership percentages of each Master Portfolio by Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund are as follows:

                                           Diversified   Inflation-Protected     Stable      Total Return
                                            Bond Fund         Bond Fund        Income Fund    Bond Fund
----------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND PORTFOLIO             4%                45%               N/A           N/A
----------------------------------------------------------------------------------------------------------
MANAGED FIXED INCOME PORTFOLIO                 7%                N/A               N/A           N/A
----------------------------------------------------------------------------------------------------------
STABLE INCOME PORTFOLIO                        N/A               N/A               69%           N/A
----------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO                    1%                N/A               N/A           78%

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

      Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

      Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

      Dividend income is recognized on the ex dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders monthly, with the exception of the High Yield Bond, Inflation-Protected Bond, Short Duration Government Bond, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds, for which net investment income, if any, is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At May 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                      Undistributed Net   Undistributed Net
Fund                                  Investment Income   Realized Gain/Loss    Paid-in Capital
------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND                 $      40,661       $     (41,944)        $       1,283
------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND                          1,960          (1,334,100)            1,332,140
------------------------------------------------------------------------------------------------
INCOME PLUS FUND                            897,031            (897,031)                    0
------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND                 1,342              (1,342)                    0
------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND       2,453,141          (2,408,458)              (44,683)
------------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND       1,170,788           1,546,166            (2,716,954)
------------------------------------------------------------------------------------------------
STABLE INCOME FUND                           45,077              50,135               (95,212)
------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND                           218                (218)                    0
------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                      811,607           5,191,005            (6,002,612)
------------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND              135,875           3,412,796            (3,548,671)

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2006.

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

      At May 31, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                Capital Loss
Fund                                    Year Expires            Carryforwards
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                        2014                 $   869,486
--------------------------------------------------------------------------------
INCOME PLUS FUND                            2008                     972,513
                                            2009                   4,178,571
                                            2010                   1,602,869
                                            2011                     484,626
                                            2013                     210,712
                                            2014                      73,948
--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND         2007                   8,798,825
                                            2008                  17,842,488
                                            2012                   8,757,525
                                            2013                   4,919,342
                                            2014                   8,423,067
--------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND         2007                   1,422,016
                                            2008                     471,758
                                            2012                   3,043,490
                                            2013                   3,149,457
                                            2014                   7,300,815
--------------------------------------------------------------------------------
STABLE INCOME FUND                          2007                     106,433
                                            2008                     185,398
                                            2009                      88,159
                                            2011                     623,902
                                            2012                     688,353
                                            2013                     327,692
                                            2014                   1,232,465
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                      2007                  12,367,877
                                            2008                   1,017,826
                                            2012                   1,476,555
                                            2013                   1,289,153
                                            2014                   2,756,169
--------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND              2008                     240,514
                                            2010                   3,205,247
                                            2011                   1,042,242
                                            2012                     203,609
                                            2014                      73,332
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At May 31, 2006, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                         Deferred Post-October
Fund                                                         Capital Loss
--------------------------------------------------------------------------------
INCOME PLUS FUND                                                  795,168
--------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND                                   1,811,403
--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND                             5,485,133
--------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND                             3,448,764
--------------------------------------------------------------------------------
STABLE INCOME FUND                                                283,311
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                             137,890
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                                         21,767,802
--------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND                                     23,047

FORWARD FOREIGN CURRENCY CONTRACTS

      The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

      As of May 31, 2006, there were no forward contracts in the Income Funds.

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2006, the following Funds held futures contracts:

                                                                                                   Net Unrealized
                                                                      Expiration      Notional      Appreciation
Fund                                  Contracts        Type              Date          Amount      (Depreciation)
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND   215 Long    US 10 Year Note     June 2006      $22,917,999        $(326,202)
------------------------------------------------------------------------------------------------------------------
ULTRA SHORT DURATION BOND             12 Short    US 5 Year Note    September 2006     1,236,769            6,544
                                      14 Short    US 2 Year Note    September 2006     2,840,178            4,885

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for dollar roll transactions as purchases and sales.

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

      The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked backed to 102% only if the given collateral falls below 100% of the market value of securities loaned plus any accrual interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at May 31, 2006, are shown on the Statements of Assets and Liabilities.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values. At May 31, 2006, there were no open swap contracts.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                             Subadvisory
                                                   Advisory Fees                                                Fees*
                              Average Daily        (% of Average                       Average Daily        (% of Average
Fund                            Net Assets       Daily Net Assets)    Subadviser         Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND        First $500 million         0.550         Wells Capital   First $100 million         0.350
                             Next $500 million         0.500          Management      Next $200 million         0.300
                               Next $2 billion         0.450         Incorporated     Next $200 million         0.250
                               Next $2 billion         0.425                          Over $500 million         0.200
                               Over $5 billion         0.400
----------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                                             Subadvisory
                                                   Advisory Fees                                                Fees*
                              Average Daily        (% of Average                       Average Daily        (% of Average
Fund                            Net Assets       Daily Net Assets)    Subadviser         Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------
INCOME PLUS FUND            First $500 million         0.550         Wells Capital   First $100 million         0.200
                             Next $500 million         0.500          Management      Next $200 million         0.175
                               Next $2 billion         0.450         Incorporated     Next $200 million         0.150
                               Next $2 billion         0.425                          Over $500 million         0.100
                               Over $5 billion         0.400
----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE                First $500 million         0.450         Wells Capital   First $100 million         0.200
GOVERNMENT                   Next $500 million         0.400          Management      Next $200 million         0.175
INCOME FUND                    Next $2 billion         0.350         Incorporated     Next $200 million         0.150
                               Next $2 billion         0.325                          Over $500 million         0.100
                               Over $5 billion         0.300
----------------------------------------------------------------------------------------------------------------------------
SHORT                       First $500 million         0.450         Wells Capital   First $100 million         0.150
DURATION                     Next $500 million         0.400          Management      Next $200 million         0.100
GOVERNMENT                     Next $2 billion         0.350         Incorporated     Over $300 million         0.050
BOND FUND                      Next $2 billion         0.325
                               Over $5 billion         0.300
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC                   First $500 million         0.550         Wells Capital   First $100 million         0.350
INCOME                       Next $500 million         0.500          Management      Next $200 million         0.300
FUND                           Next $2 billion         0.450         Incorporated     Next $200 million         0.250
                               Next $2 billion         0.425                          Over $500 million         0.200
                               Over $5 billion         0.400
----------------------------------------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION        First $500 million         0.450         Wells Capital   First $100 million         0.150
BOND FUND                    Next $500 million         0.400          Management      Next $200 million         0.100
                               Next $2 billion         0.350         Incorporated     Over $300 million         0.050
                               Next $2 billion         0.325
                               Over $5 billion         0.300
----------------------------------------------------------------------------------------------------------------------------

* EFFECTIVE JANUARY 1, 2006. PRIOR TO JANUARY 1, 2006, THE INVESTMENT SUBADVISER(S) WERE ENTITLED TO BE PAID A MONTHLY FEE AT THE FOLLOWING
      RATES:

                                                                            Subadvisory Fees
                                                         Average Daily        (% of Average
Fund                               Subadviser              Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND          Sutter Advisors LLC       First $50 million         0.500
                                                         Next $50 million         0.400
                                                        Over $100 million         0.300
----------------------------------------------------------------------------------------------
INCOME PLUS FUND            Wells Capital Management   First $400 million         0.200
                                  Incorporated          Next $400 million         0.175
                                                        Over $800 million         0.150
----------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT     Wells Capital Management   First $400 million         0.150
INCOME FUND                       Incorporated          Next $400 million         0.125
                                                        Over $800 million         0.100
----------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT   Wells Capital Management   First $400 million         0.150
BOND FUND                         Incorporated          Next $400 million         0.125
                                                        Over $800 million         0.100
----------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND       Wells Capital Management   First $400 million         0.200
                                  Incorporated          Next $400 million         0.175
                                                        Over $800 million         0.150
----------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION        Wells Capital Management   First $400 million         0.200
BOND FUND                         Incorporated          Next $400 million         0.175
                                                        Over $800 million         0.150

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

      For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios.

      For each Fund that invests all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

      Prior to July 28, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund each invested their assets directly in portfolios of securities. Accordingly, Funds Management was entitled to receive an advisory fee from each Fund for its services as adviser. Funds Management was paid a monthly fee at the following annual rates:

                                                                                                             Subadvisory
                                                   Advisory Fees                                                Fees*
                              Average Daily        (% of Average                       Average Daily        (% of Average
Fund                            Net Assets       Daily Net Assets)    Subadviser         Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED         First $500 million         0.450         Wells Capital   First $400 million         0.150
BOND FUND                    Next $500 million         0.400          Management      Next $400 million         0.125
                               Next $2 billion         0.350         Incorporated     Over $800 million         0.100
                               Next $2 billion         0.325
                               Over $5 billion         0.300
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                First $500 million         0.450         Wells Capital   First $400 million         0.150
BOND FUND                    Next $500 million         0.400          Management      Next $400 million         0.125
                               Next $2 billion         0.350         Incorporated     Over $800 million         0.100
                               Next $2 billion         0.325
                               Over $5 billion         0.300

      Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                 Admin Fees
                                            Average Daily       (% of Average
                                              Net Assets      Daily Net Assets)
--------------------------------------------------------------------------------
FUND LEVEL                                 First $5 billion         0.05
                                            Next $5 billion         0.04
                                           Over $10 billion         0.03
--------------------------------------------------------------------------------
CLASS A                                    All asset levels         0.28
--------------------------------------------------------------------------------
CLASS B                                    All asset levels         0.28
--------------------------------------------------------------------------------
CLASS C                                    All asset levels         0.28
--------------------------------------------------------------------------------
CLASS Z                                    All asset levels         0.45
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                        All asset levels         0.10
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                        All asset levels         0.08
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                % Of Average
                                                              Daily Net Assets
--------------------------------------------------------------------------------
ALL INCOME FUNDS                                                    0.02
--------------------------------------------------------------------------------

      WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % of Average
Share Class                                                     Daily Net Assets
--------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C, CLASS Z, ADMINISTRATOR CLASS               0.25
--------------------------------------------------------------------------------

For the year ended May 31, 2006, shareholder servicing fees paid were as follows:

                                                                    Administrator   Institutional
Fund                       Class A    Class B   Class C   Class Z       Class           Class
-------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND           N/A       N/A       N/A       N/A   $     288,544        N/A
-------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND       $463,594   $60,862   $45,212       N/A             N/A        N/A
-------------------------------------------------------------------------------------------------
INCOME PLUS FUND            105,501    43,098    15,313       N/A             N/A        N/A
-------------------------------------------------------------------------------------------------
INFLATION-PROTECTED
BOND FUND                    75,555    28,766    30,993       N/A         159,723        N/A
-------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT
INCOME FUND                 332,449    62,312    27,778       N/A         985,886        N/A
-------------------------------------------------------------------------------------------------
SHORT DURATION
GOVERNMENT BOND FUND        215,777    56,496    39,501       N/A       1,079,953          0
-------------------------------------------------------------------------------------------------
STABLE INCOME FUND          183,877    39,536    14,174       N/A         883,896        N/A
-------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND        36,725    24,863     9,099       N/A             N/A        N/A
-------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND      207,755    62,495    22,318   $28,491       1,958,104          0
-------------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION
BOND FUND                    34,299    18,043    12,225    27,480             N/A        N/A

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended May 31, 2006, distribution fees paid are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended May 31, 2006, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios during the period were as follows:

Net Operating Expense Ratios

                                                                        Administrator   Institutional
Fund                            Class A   Class B   Class C     Class Z     Class           Class
-----------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND               N/A       N/A       N/A       N/A       0.70%             N/A
-----------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND              1.15%     1.90%     1.90%       N/A         N/A             N/A
-----------------------------------------------------------------------------------------------------
INCOME PLUS FUND                  1.00%     1.75%     1.75%       N/A         N/A             N/A
-----------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND     0.85%     1.60%     1.60%       N/A       0.60%             N/A
-----------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT
INCOME FUND                       0.95%     1.70%     1.70%       N/A       0.70%             N/A
-----------------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT
BOND FUND                         0.85%     1.60%     1.60%       N/A       0.60%           0.42%

NOTES TO FINANCIAL STATEMENTS                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

Net Operating Expense Ratios

                                                                          Administrator   Institutional
Fund                     Class A    Class B     Class C      Class Z           Class           Class
-------------------------------------------------------------------------------------------------------
STABLE INCOME FUND         0.85%*    1.60%**     1.60%***       N/A           0.65%             N/A
-------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND      1.10%     1.85%       1.85%          N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND     0.90%     1.65%       1.65%         0.95%          0.70%           0.42%
-------------------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION
BOND FUND                  0.80%     1.55%       1.55%         0.84%****        N/A             N/A

   * EFFECTIVE OCTOBER 1, 2005, THE EXPENSE CAP FOR STABLE INCOME FUND - CLASS A CHANGED FROM 0.90% TO 0.85%. THE BLENDED EXPENSE CAP AS OF MAY 31, 2006, IS 0.87%.

  ** EFFECTIVE OCTOBER 1, 2005, THE EXPENSE CAP FOR STABLE INCOME FUND - CLASS B CHANGED FROM 1.65% TO 1.60%. THE BLENDED EXPENSE CAP AS OF MAY 31, 2006, IS 1.62%.

 *** EFFECTIVE OCTOBER 1, 2005, THE EXPENSE CAP FOR STABLE INCOME FUND - CLASS C CHANGED FROM 1.65% TO 1.60%. THE BLENDED EXPENSE CAP AS OF MAY 31, 2006, IS 1.62%.

**** EFFECTIVE OCTOBER 1, 2005, THE EXPENSE CAP FOR ULTRA SHORT DURATION BOND - CLASS Z CHANGED FROM 0.97% TO 0.84%. THE BLENDED EXPENSE CAP AS OF MAY 31, 2006, IS 0.89%.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
      Purchases and sales of investments, exclusive of short term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended May 31, 2006, were as follows:

Fund                                      Purchases at Cost    Sales Proceeds
------------------------------------------------------------------------------
DIVERSIFIED BOND FUND**                   $     183,735,853    $   156,045,962
------------------------------------------------------------------------------
HIGH YIELD BOND FUND                            208,561,047        224,032,569
------------------------------------------------------------------------------
INCOME PLUS FUND                                119,628,688        105,466,599
------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND**                 109,667,088         43,648,711
------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND             810,771,845        801,573,571
------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND           1,826,133,231      1,794,876,777
------------------------------------------------------------------------------
STABLE INCOME FUND**                            195,956,375         97,505,043
------------------------------------------------------------------------------
STRATEGIC INCOME FUND                            28,854,126         24,039,839
------------------------------------------------------------------------------
TOTAL RETURN BOND FUND**                      8,984,155,776      8,463,667,437
------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND                    9,028,315          8,078,162

** These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended May 31, 2006, there were no borrowings by the Income Funds under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended May 31, 2006, and May 31, 2005, was as follows:

                                                                 Long-Term
                                    Ordinary Income            Capital Gain                   Total
                                ------------------------   ---------------------    -------------------------
Fund                               2006         2005         2006        2005          2006          2005
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND           $ 4,926,524  $ 5,903,915   $ 904,534  $  715,919    $ 5,831,058  $  6,619,834
-------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND             15,790,312   23,863,333      41,906   3,606,984     15,832,218    27,470,317
-------------------------------------------------------------------------------------------------------------
INCOME PLUS FUND                  3,510,200    3,813,855           0           0      3,510,200     3,813,855
-------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND     7,101,802    3,030,149     608,624      62,990      7,710,426     3,093,139

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                 Long-Term
                                    Ordinary Income            Capital Gain                   Total
                                ------------------------   ---------------------    -------------------------
Fund                               2006         2005         2006        2005          2006          2005
-------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT
INCOME FUND                      23,100,507   25,016,472           0           0     23,100,507    25,016,472
-------------------------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT
BOND FUND                        20,960,713   14,245,316           0           0     20,960,713    14,245,316
-------------------------------------------------------------------------------------------------------------
STABLE INCOME FUND               18,056,072    9,212,733           0           0     18,056,072     9,212,733
-------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND             1,757,095      925,728     497,488           0      2,254,583       925,728
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND           51,128,298   21,222,659           0           0     51,128,298    21,222,659
-------------------------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND    1,475,445      767,048           0           0      1,475,445       767,048

                                                     Long-Term
                                  Ordinary Income   Capital Gain     Total
                                  ---------------   -------------  ----------
Fund                                   2004             2004          2004
-----------------------------------------------------------------------------
STRATEGIC INCOME FUND               $1,606,741           $0        $1,606,741
-----------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND       1,493,550            0         1,493,550

      As of May 31, 2006, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to primarily to the tax deferral of losses on wash sales and cost basis adjustments related to premium amortization (only for funds that have elected not to amortize premium for tax purposes).

                                                                           Unrealized
                                      Undistributed     Undistributed     Appreciation    Capital Loss
Fund                                  Ordinary Income   Long-Term Gain   (Depreciation)   Carryforward*      Total
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND                   $  127,725         $613,654        (1,310,741)              0        (569,362)
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND                       380,605                0        (1,175,508)       (869,485)     (1,664,388)
----------------------------------------------------------------------------------------------------------------------
INCOME PLUS FUND                            48,767                0        (1,479,915)     (8,318,407)     (9,749,555)
----------------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND              518,593                0        (4,894,952)     (1,811,403)     (6,187,762)
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND        502,135                0       (15,794,619)    (54,226,381)    (69,518,865)
----------------------------------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND        919,339                0        (8,515,923)    (18,836,300)    (26,432,884)
----------------------------------------------------------------------------------------------------------------------
STABLE INCOME FUND                         364,866                0        (4,387,723)     (3,535,713)     (7,558,570)
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND                      173,889           85,683            329,114       (137,889)         450,797
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                   1,609,348                0       (28,353,169)    (40,675,382)    (67,419,203)
----------------------------------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND               8,544                0             54,962     (4,787,991)     (4,724,485)

* THIS AMOUNT INCLUDES ANY POST-OCTOBER LOSS, WHICH WILL REVERSE ON THE FIRST DAY OF THE FOLLOWING FISCAL YEAR.

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

8. IN-KIND TRANSACTIONS
--------------------------------------------------------------------------------

      For the year ended, May 31, 2006, the Wells Fargo Advantage High Yield Bond Fund had in-kind redemptions in the amount of $103,328,907. The in-kind redemption took place on April 13, 2006. Of the $103,328,907, $97,263,736 was redeemed in securities and $6,065,171 in cash. The redemption in-kind is shown on the Statement of Changes in Net Assets.

INDEPENDENT AUDITORS' REPORT                  WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Stable Income Fund and Total Return Bond Fund, eight of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2006, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for the periods presented. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Strategic Income Fund and Ultra-Short Duration Bond Fund, two of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2006, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for the year ended May 31, 2006 and the period ended May 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the Strategic Income Fund and Ultra-Short Duration Bond Fund for the years or periods ended October 31, 2004 and prior, and the financial highlights of the Short Duration Government Bond Fund and Total Return Bond Fund for the years or periods ended June 30, 2002 and prior, were audited by other auditors. Those auditors expressed unqualified opinions on those financial statements and financial highlights in their reports dated December 6, 2004 and August 16, 2002, respectively.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2006, the results of their operations, changes in their net assets, and their financial highlights for the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.


                                                    /s/ KPMG LLP

Philadelphia, Pennsylvania
July 21, 2006

WELLS FARGO ADVANTAGE INCOME FUNDS                 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

      For the year ended May 31, 2006, the following Funds designate the amounts listed below as long-term capital gain distributions, pursuant to Section 852(b)(3) of the Internal Revenue Code:

                                                                 Capital Gain
Fund                                                           Dividend Declared
--------------------------------------------------------------------------------
DIVERSIFIED BOND FUND                                              $904,534
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                 41,906
--------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND                                       608,624
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                               497,488

      For California income tax purposes, the Inflation-Protected Bond Fund designates 100% of the distributions paid from net investment income during the year as California exempt-interest dividends under Section 17145 of the California Revenue & Taxation Code.

      Pursuant to Section 871(k)(1)(C) of the Code, the Funds listed below designate the following amounts as interest-related dividends:

                                                               Interest-Related
Fund                                                               Dividends
--------------------------------------------------------------------------------
DIVERSIFIED BOND FUND                                             $ 4,680,180
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                               13,976,820
--------------------------------------------------------------------------------
INCOME PLUS FUND                                                    2,511,543
--------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND                                       4,203,139
--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND                                22,236,309
--------------------------------------------------------------------------------
SHORT DURATION BOND FUND                                           19,920,129
--------------------------------------------------------------------------------
STABLE INCOME FUND                                                 17,566,599
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                               1,561,600
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                                             48,424,800
--------------------------------------------------------------------------------
ULTRA SHORT DURATION BOND FUND                                      1,402,702

      Pursuant to Section 871(k)(2)(C) of the Code, the Funds listed below designate the following amounts as short-term capital gains dividends:

                                                             Short-term Capital
Fund                                                          Gains Dividends
--------------------------------------------------------------------------------
INFLATION-PROTECTED BOND FUND                                     $175,266
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                                               13,247

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INFLATION-PROTECTED BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
AGENCY SECURITIES - 0.79%

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.79%
$  2,000,000   FNMA+/-                                                                       4.74%    02/17/2009    $     1,954,200
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $2,000,000)                                                                                 1,954,200
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.96%
   3,055,951   FNMA WHOLE LOAN SERIES 2004-W1 CLASS 3A+/-                                    5.22     01/25/2043          3,121,947
   1,687,736   FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A5+/-                                5.45     10/25/2041          1,735,068

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $4,817,629)                                                               4,857,015
                                                                                                                    ---------------

US TREASURY SECURITIES - 94.85%

US TREASURY BONDS - 43.06%
  14,910,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     2.00     07/15/2014         15,319,253
  14,595,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     1.88     07/15/2015         14,318,343
  11,430,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     2.00     01/15/2016         11,064,128
  18,830,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     2.38     01/15/2025         19,610,325
   7,755,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     2.00     01/15/2026          7,220,467
  10,935,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     3.63     04/15/2028         16,184,293
  12,015,000   US TREASURY BOND - INFLATION PROTECTED&                                       3.88     04/15/2029         18,238,212
   3,505,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     3.38     04/15/2032          4,713,528

                                                                                                                        106,668,549
                                                                                                                    ---------------

US TREASURY NOTES - 51.79%
   6,000,000   US TREASURY NOTE - INFLATION PROTECTED<<&                                     3.63     01/15/2008          7,608,016
   6,265,000   US TREASURY NOTE - INFLATION PROTECTED<<&                                     3.88     01/15/2009          7,971,695
   6,995,000   US TREASURY NOTE - INFLATION PROTECTED&                                       4.25     01/15/2010          8,897,854
  19,515,000   US TREASURY NOTE - INFLATION PROTECTED<<&                                     0.88     04/15/2010         19,520,150
   9,155,000   US TREASURY NOTE - INFLATION PROTECTED<<&                                     3.50     01/15/2011         11,072,630
   3,370,000   US TREASURY NOTE - INFLATION PROTECTED&                                       2.38     04/15/2011          3,398,856
   4,700,000   US TREASURY NOTE - INFLATION PROTECTED&                                       3.38     01/15/2012          5,582,954
  16,535,000   US TREASURY NOTE - INFLATION PROTECTED<<&                                     3.00     07/15/2012         19,060,677
  14,165,000   US TREASURY NOTE - INFLATION PROTECTED<<&                                     1.88     07/15/2013         14,892,151
  15,195,000   US TREASURY NOTE - INFLATION PROTECTED<<&                                     2.00     01/15/2014         15,952,268
  14,605,000   US TREASURY NOTE - INFLATION PROTECTED<<&                                     1.63     01/15/2015         14,335,967
                                                                                                                        128,293,218
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $244,186,350)                                                                        234,961,767
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 47.84%

COLLATERAL INVESTED IN OTHER ASSETS - 47.84%
     102,574   ABBEY NATIONAL TREASURY SERVICE+/-++                                          5.15     01/16/2007            102,666
   1,522,063   AMERICAN EXPRESS BANK FSB+/-                                                  5.04     01/26/2007          1,521,987
     959,562   AMERICAN GENERAL FINANCE CORPORATION+/-++                                     5.11     06/15/2007            960,022
   2,166,161   AQUIFER FUNDING LIMITED++                                                     5.03     06/07/2006          2,164,363
     827,208   ATLAS CAPITAL FUNDING CORPORATION+/-++                                        4.98     11/10/2006            827,208
     661,767   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                             5.06     04/25/2007            661,720
     512,538   ATOMIUM FUNDING CORPORATION++                                                 4.87     06/07/2006            512,113
   4,659,631   ATOMIUM FUNDING CORPORATION                                                   5.06     06/15/2006          4,650,545
     224,471   ATOMIUM FUNDING CORPORATION++                                                 5.08     06/19/2006            223,910
   8,768,408   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT (MATURITY VALUE $8,769,653)       5.11     06/01/2006          8,768,408
     175,368   BEAR STEARNS & COMPANY SERIES MTNB+/-                                         5.18     06/19/2006            175,365

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    INFLATION-PROTECTED BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  3,308,833   BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY VALUE $3,309,303)   5.11%    06/01/2006    $     3,308,833
     124,379   BETA FINANCE INCORPORATED SERIES MTN+/-++                                     5.14     06/02/2006            124,379
   4,337,880   BHP BILLITON FINANCE USA LIMITED                                              5.05     06/12/2006          4,331,244
  11,226,531   BNP PARIBAS REPURCHASE AGREEMENT (MATURITY VALUE $11,228,124)                 5.11     06/01/2006         11,226,531
     330,883   BUCKINGHAM CDO LLC++                                                          5.07     06/26/2006            329,729
   1,654,417   BUCKINGHAM CDO LLC                                                            5.06     07/24/2006          1,642,075
   1,323,533   CAIRN HIGH GRADE FUNDING I LLC                                                5.02     06/01/2006          1,323,533
     479,781   CAIRN HIGH GRADE FUNDING I LLC++                                              4.97     06/09/2006            479,248
   1,455,887   CAIRN HIGH GRADE FUNDING I LLC                                                5.04     06/12/2006          1,453,659
     827,208   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/14/2006            825,711
     727,943   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/15/2006            726,524
     727,943   CAIRN HIGH GRADE FUNDING I LLC                                                5.09     06/27/2006            725,301
      23,162   CAIRN HIGH GRADE FUNDING I LLC                                                5.15     07/11/2006             23,032
      66,177   CC USA INCORPORATED SERIES MTN+/-++                                           5.07     07/14/2006             66,177
     401,759   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.00     06/02/2006            401,702
   1,020,444   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.98     06/05/2006          1,019,873
     239,493   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.06     06/09/2006            239,228
      97,511   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.07     06/19/2006             97,268
   1,247,033   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/21/2006          1,243,566
   1,318,570   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/22/2006          1,314,720
   1,356,622   CEDAR SPRINGS CAPITAL COMPANY LLC                                             5.09     06/23/2006          1,352,457
     226,589   CEDAR SPRINGS CAPITAL COMPANY LLC                                             4.97     06/26/2006            225,798
     714,708   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                               5.05     06/13/2006            714,708
      90,993   CREDIT SUISSE FIRST BOSTON+/-                                                 5.21     06/19/2006             90,992
     248,163   CULLINAN FINANCE CORPORATION++                                                5.07     06/02/2006            248,128
   3,340,234   DEER VALLEY FUNDING LLC++                                                     5.04     06/26/2006          3,328,577
   2,560,905   DEER VALLEY FUNDING LLC                                                       5.08     06/27/2006          2,551,609
     107,537   DNB NOR BANK ASA                                                              5.08     07/05/2006            107,025
      41,360   EUREKA SECURITIZATION INCORPORATED++                                          5.06     06/23/2006             41,233
      12,441   FALCON ASSET SECURITIZATION CORPORATION                                       4.91     06/15/2006             12,417
   3,308,833   FCAR OWNER TRUST SERIES II                                                    5.04     06/22/2006          3,299,172
      33,088   FCAR OWNER TRUST SERIES II                                                    5.29     10/03/2006             32,505
   1,654,417   FIVE FINANCE INCORPORATED+/-++                                                5.12     01/25/2007          1,655,062
     110,217   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                              5.20     08/15/2006            109,047
   3,308,833   FOX TROT CDO LIMITED                                                          5.06     06/26/2006          3,297,285
     529,413   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.16     06/16/2006            529,413
     397,391   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.06     09/18/2006            397,554
     906,289   GEORGE STREET FINANCE LLC++                                                   5.03     06/08/2006            905,410
   1,687,505   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     06/30/2006          1,687,505
     827,208   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.21     08/16/2006            827,208
      53,769   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.34     08/18/2006             53,785
      29,614   GRAMPIAN FUNDING LIMITED                                                      4.85     07/03/2006             29,481
     397,060   HARRIER FINANCE FUNDING LLC                                                   5.04     06/29/2006            395,511
     241,545   HBOS TREASURY SERVICES PLC+/-++                                               4.98     06/30/2006            241,516
   2,779,420   ING USA ANNUITY & LIFE INSURANCE+/-                                           5.22     06/06/2006          2,779,420
   4,963,250   JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $4,963,954)                                                   5.11     06/01/2006          4,963,250

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    INFLATION-PROTECTED BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    165,806   K2 USA LLC SERIES MTN+/-++                                                    5.13%    07/24/2006    $       165,822
   2,117,653   KAUPTHING BANK HF+/-++                                                        5.14     03/20/2007          2,114,943
     120,971   KLIO FUNDING CORPORATION++                                                    5.06     06/22/2006            120,618
      59,956   KLIO FUNDING CORPORATION++                                                    5.14     07/26/2006             59,491
     523,457   KLIO II FUNDING CORPORATION++                                                 4.98     06/30/2006            521,343
      66,177   LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                          4.98     06/02/2006             66,177
   2,242,264   LEXINGTON PARKER CAPITAL CORPORATION++                                        5.07     06/02/2006          2,241,950
   1,654,417   LIQUID FUNDING LIMITED++                                                      5.09     06/30/2006          1,647,733
     893,385   LIQUID FUNDING LIMITED+/-++                                                   5.06     08/14/2006            893,385
   1,158,092   LIQUID FUNDING LIMITED+/-++                                                   4.99     12/01/2006          1,158,092
     181,986   MERRILL LYNCH & COMPANY+/-                                                    5.09     06/06/2006            181,986
   2,316,183   MORGAN STANLEY+/-                                                             5.13     10/10/2006          2,316,183
   1,654,417   MORGAN STANLEY+/-                                                             5.13     10/30/2006          1,654,417
     508,733   MORGAN STANLEY SERIES EXL+/-                                                  5.11     08/13/2010            508,865
      49,633   NATIONWIDE BUILDING SOCIETY+/-++                                              5.20     07/21/2006             49,636
      85,600   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     4.57     06/15/2006             85,433
      70,644   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.06     06/19/2006             70,467
     276,949   NORTH SEA FUNDING LLC                                                         4.97     06/21/2006            276,179
     369,762   OLD LINE FUNDING CORPORATION++                                                5.02     06/15/2006            369,041
      21,110   PERRY GLOBAL FUNDING LLC                                                      4.80     06/12/2006             21,078
     100,291   PERRY GLOBAL FUNDING LLC SERIES A                                             5.07     06/23/2006             99,983
      29,780   PERRY GLOBAL FUNDING LLC SERIES A++                                           5.17     08/10/2006             29,484
   1,520,574   RACERS TRUST 2004-6-MM+/-++                                                   5.10     05/22/2006          1,520,863
     153,695   REGENCY MARKETS LLC                                                           5.05     06/13/2006            153,439
   1,654,417   REGENCY MARKETS LLC++                                                         5.05     06/15/2006          1,651,191
     827,208   ROYAL BANK OF SCOTLAND PLC+/-++                                               5.22     11/24/2006            827,547
     104,725   ROYAL BANK OF SCOTLAND PLC+/-                                                 5.22     11/24/2006            104,768
     827,208   SEDNA FINANCE INCORPORATED+/-++                                               4.83     12/08/2006            827,299
     661,767   SLM CORPORATION+/-++                                                          5.08     05/04/2007            661,714
     414,498   TANGO FINANCE CORPORATION SERIES MTN+/-++                                     5.13     10/25/2006            414,618
      31,533   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                             4.93     06/06/2006             31,511
   2,067,227   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                               4.91     06/26/2006          2,060,012
     289,159   THUNDER BAY FUNDING INCORPORATED++                                            5.13     07/07/2006            287,702
      40,037   TICONDEROGA FUNDING LLC                                                       5.07     06/01/2006             40,037
   3,970,600   TIERRA ALTA FUNDING I LIMITED                                                 5.04     06/15/2006          3,962,857
   3,308,833   TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                                     5.26     07/11/2006          3,308,833
     635,925   TRAVELERS INSURANCE COMPANY+/-                                                5.15     02/09/2007            635,912
   1,654,417   UNICREDITO ITALIANO NEW YORK SERIES+/-                                        4.92     06/30/2006          1,653,919
     827,208   UNICREDITO ITALIANO SERIES LIB+/-++                                           5.09     03/09/2007            827,258
     827,208   VERSAILLES CDS LLC                                                            5.07     06/21/2006            824,909
     827,208   VERSAILLES CDS LLC                                                            5.02     06/26/2006            824,321
     506,252   VERSAILLES CDS LLC                                                            5.05     06/27/2006            504,414
      69,486   VERSAILLES CDS LLC++                                                          5.05     06/28/2006             69,224
     402,950   WHISTLEJACKET CAPITAL LIMITED                                                 5.03     06/26/2006            401,543
      39,541   WHITE PINE FINANCE LLC                                                        5.14     08/04/2006             39,182

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    INFLATION-PROTECTED BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    860,297   WHITE PINE FINANCE LLC SERIES MTN1+/-++                                       5.07%    06/12/2006    $       860,305
      23,294   YORKTOWN CAPITAL LLC                                                          5.16     07/06/2006             23,180
                                                                                                                        118,515,572
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $118,515,572)                                                             118,515,572
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 0.39%
     962,401   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                                  962,401
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $962,401)                                                                                962,401
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $370,481,952)*                        145.83%                                                                 $   361,250,955
OTHER ASSETS AND LIABILITIES, NET           (45.83)                                                                    (113,528,455)
                                            ------                                                                  ---------------
TOTAL NET ASSETS                            100.00%                                                                 $   247,722,500
                                            ======                                                                  ===============

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

& U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS) ARE SECURITIES IN WHICH THE PRINCIPAL AMOUNT IS ADJUSTED FOR INFLATION AND THE SEMI-ANNUAL INTEREST PAYMENTS EQUAL A FIXED PERCENTAGE OF THE INFLATION-ADJUSTED PRINCIPAL AMOUNT.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $962,401.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $370,481,952 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                               $     947,143
      GROSS UNREALIZED DEPRECIATION                                 (10,178,140)
                                                                  -------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                  $  (9,230,997)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
ASSET BACKED SECURITIES - 10.37%
$    694,549   BANK OF AMERICA MANUFACTURED HOUSING CONTRACT SERIES 1997-1 CLASS A8          6.73%    06/10/2023    $       694,635
   7,500,000   BRAZOS HIGHER EDUCATION AUTHORITY INCORPORATED SERIES 2005-4 CLASS A5+/-      4.91     12/01/2040          7,425,000
     920,267   BRAZOS STUDENT LOAN FINANCE CORPORATION SERIES 1997-A CLASS A2+/-             5.10     12/01/2021            919,641
   6,000,000   CHASE FUNDING MORTGAGE LOAN SERIES 2002-1 CLASS 1A5+/-                        6.60     02/25/2032          6,065,576
   7,250,000   COLLEGE LOAN CORPORATION TRUST SERIES 2006-1 CLASS AIO                       10.00     07/25/2008          1,523,153
     198,051   CONTIMORTGAGE HOME EQUITY LOAN TRUST SERIES 1997-4 CLASS A7                   6.63     09/15/2016            196,264
   2,310,000   CROWN CASTLE TOWERS LLC SERIES 2005-1A CLASS AFX++                            4.64     06/15/2035          2,220,703
     540,249   EQCC HOME EQUITY LOAN TRUST SERIES 1999-2 CLASS A6F                           6.69     07/25/2030            538,235
   2,268,971   GREEN TREE FINANCIAL CORPORATION SERIES 1997-7 CLASS A8                       6.86     07/15/2029          2,290,364
   1,084,429   GREEN TREE HOME EQUITY LOAN TRUST SERIES 1999-C CLASS M2                      8.36     07/15/2030          1,091,270
   1,362,056   GSAMP TRUST SERIES 2005-SEA1 CLASS A+/-++                                     5.42     04/25/2035          1,363,037
   7,000,000   HARLEY-DAVIDSON MOTORCYCLE TRUST SERIES 2005-3 CLASS AZ                       4.41     06/15/2012          6,869,718
   5,170,063   HFC HOME EQUITY LOAN ASSET BACKED CERTIFICATES SERIES 2005-2 CLASS A1+/-      5.35     01/20/2035          5,175,249
   4,575,000   HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2005-4 CLASS A4                     4.60     11/22/2010          4,466,208
   6,445,000   HOUSEHOLD AUTOMOTIVE TRUST SERIES 2005-3 CLASS A3                             4.80     10/18/2010          6,381,735
   7,650,000   HYUNDAI AUTO RECEIVABLES TRUST SERIES 2005-A CLASS A4                         4.18     02/15/2012          7,380,842
   3,800,000   KEYCORP STUDENT LOAN TRUST SERIES 1999-B CLASS CTFS+/-                        5.52     11/25/2036          3,814,668
   5,000,000   NATIONAL COLLEGIATE STUDENT LOAN TRUST SERIES 2006-2 CLASS AIO                6.00     08/25/2011          1,315,747
   6,860,000   NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2003-C CLASS A5                    3.21     03/16/2009          6,692,702
   1,500,000   NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2005-C CLASS A3                    4.19     07/15/2009          1,475,611
   4,125,000   ONYX ACCEPTANCE GRANTOR TRUST SERIES 2004-C CLASS A4                          3.50     12/15/2011          4,025,755
   4,000,000   ONYX ACCEPTANCE GRANTOR TRUST SERIES 2005-B CLASS A4                          4.34     05/15/2012          3,890,476
   1,416,997   RESIDENTIAL FUNDING MORTGAGE SECURITIES II SERIES 2002-HI3 CLASS A6           5.98     08/25/2019          1,412,297
   5,221,460   TERWIN MORTGAGE TRUST SERIES 2006-2HGS CLASS A1+/-++                          4.50     02/28/2036          5,154,573
   4,000,000   TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2005-B CLASS A3                     4.28     06/14/2010          3,934,342
   6,000,000   TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2006-A CLASS A4                     4.88     04/12/2013          5,885,512
   1,195,149   WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2004-HE1 CLASS A+/-         5.30     06/25/2034          1,196,437
   5,000,000   WFS FINANCIAL OWNER TRUST SERIES 2005-3 CLASS A4                              4.39     05/19/2013          4,889,256

TOTAL ASSET BACKED SECURITIES (COST $99,758,204)                                                                         98,289,006
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.41%
   4,260,000   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2005-6 CLASS ASB+/-   5.35     09/10/2047          4,120,099
   4,370,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED
               SERIES 2006-PW11 CLASS AAB+/-                                                 5.63     03/11/2039          4,313,052
   6,000,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2005-PW10 CLASS AAB        5.38     12/11/2040          5,857,618
   3,995,000   CITIGROUP COMMERCIAL MORTGAGE TRUST SERIES 2005-C3 CLASS ASB                  4.76     05/15/2043          3,785,251
   7,029,258   COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-27 CLASS 3A1+/-                4.99     08/25/2035          7,029,258
   2,714,328   COUNTRYWIDE HOME LOANS SERIES 2004-R1 CLASS 2A++                              6.50     11/25/2034          2,743,972
   6,415,095   COUNTRYWIDE HOME LOANS SERIES 2005-R1 CLASS 1AF1+/-++                         5.44     03/25/2035          6,434,885
   5,135,882   COUNTRYWIDE HOME LOANS SERIES 2005-R3+/-++                                    5.48     09/25/2035          5,165,472
   4,736,857   COUNTRYWIDE HOME LOANS SERIES 2006-OA5 CLASS 1A1+/-                           5.28     04/25/2036          4,736,857
   2,821,983   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2004-AR5 CLASS 10A1+/  5.00     05/01/2034          2,773,943
   5,000,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2005-C1 CLASS AAB      4.82     02/15/2038          4,788,667
      20,909   FNMA SERIES 1988-5 CLASS Z                                                    9.20     03/25/2018             21,858
   5,414,857   FNMA SERIES 2002-9 CLASS PC<<                                                 6.00     03/25/2017          5,452,297
   8,771,000   FNMA SERIES 2002-6 CLASS PD<<                                                 6.00     02/25/2017          8,834,075
  21,743,427   FNMA SERIES 2005-29 CLASS WQ<<                                                5.50     04/25/2035         21,251,047
   8,274,320   FNMA WHOLE LOAN SERIES 2002-W4 CLASS A4                                       6.25     05/25/2042          8,302,345

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  4,809,835   FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A3                                     7.00%    05/25/2044    $     4,908,096
   2,504,603   FNMA WHOLE LOAN SERIES 2004-W8 CLASS 3A                                       7.50     06/25/2044          2,592,893
     179,261   HARBORVIEW MORTGAGE LOAN TRUST SERIES 2004-11 CLASS 3A2A+/-                   5.25     01/19/2035            179,958
   5,385,000   JP MORGAN CHASE COMMERCAIL MORTGAGE SECURITIES CORPORATION 2006-LDP6
               CLASS ASB+/-                                                                  5.49     04/15/2043          5,284,473
   5,550,000   JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION 2005-LDP5
               CLASS ASB+/-                                                                  5.34     12/15/2044          5,402,832
   1,710,679   LEHMAN BROTHERS SMALL BALANCE COMMERCIAL SERIES 2006-1A CLASS 3A1+/-++        5.68     04/25/2031          1,702,126
     125,582   LF ROTHSCHILD MORTGAGE TRUST SERIES 2 CLASS Z                                 9.95     08/01/2017            128,173
      21,411   MERRILL LYNCH MORTGAGE INVESTORS INCORPORATED SERIES 1997-C1 CLASS A3         7.12     06/18/2029             21,348
   6,000,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CKI1 CLASS ASB+/-                    5.42     11/12/2037          5,854,181
     478,008   NATIONSLINK FUNDING CORPORATION SERIES 1999-SI CLASS A1V+/-                   5.43     11/10/2030            478,795
     547,071   NATIONSLINK FUNDING CORPORATION SERIES 1999-SI CLASS A4                       6.65     11/10/2030            546,562
     861,137   NATIONSLINK FUNDING CORPORATION SERIES 1999-SI CLASS D                        7.56     11/10/2030            890,580
   4,043,627   NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2 CLASS A1+/-++              6.50     10/25/2034          4,024,226
     240,276   RESIDENTIAL FUNDING SECURITIES CORPORATION SERIES 2003-RP1 CLASS A1+/-++      5.58     11/25/2034            240,485
   2,538,967   SEQUOIA MORTGAGE TRUST SERIES 10 CLASS 1A+/-                                  5.32     10/20/2027          2,542,137
   1,334,387   SMALL BUSINESS ADMINISTRATION SERIES 2003-P10A CLASS 1                        4.52     02/10/2013          1,254,988
  12,355,147   SMALL BUSINESS ADMINISTRATION SERIES 2005-P10B CLASS 1                        4.94     08/10/2015         11,949,743
  11,490,804   SMALL BUSINESS ADMINISTRATION SERIES 2006-P10A CLASS 1                        5.41     02/10/2016         11,192,761
   3,855,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C20 CLASS A4+/-           5.29     07/15/2042          3,796,382
   3,420,146   WASHINGTON MUTUAL MORTGAGE SERIES 2005-AR6 CLASS 2A1A+/-                      5.31     04/25/2045          3,420,701
   3,000,000   WMALT MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-AR4 CLASS DA+/-          4.98     06/25/2046          3,000,000

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $168,376,973)                                                           165,022,136
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 23.69%

ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS - 0.04%
     375,000   SWIFT ENERGY                                                                  7.63     07/15/2011            375,000
                                                                                                                    ---------------

AEROSPACE, DEFENSE - 0.07%
     600,000   ARMOR HOLDINGS INCORPORATED                                                   8.25     08/15/2013            631,500
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 0.20%
     485,000   K2 INCORPORATED                                                               7.38     07/01/2014            476,513
   1,480,000   PEARSON DOLLAR FINANCIAL PLC++                                                5.70     06/01/2014          1,428,592
                                                                                                                          1,905,105
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.12%
     675,000   PHILLIPS-VAN HEUSEN                                                           7.75     11/15/2023            700,313
     375,000   RUSSELL CORPORATION<<                                                         9.25     05/01/2010            390,000
                                                                                                                          1,090,313
                                                                                                                    ---------------

BUSINESS SERVICES - 1.01%
   2,370,000   CENDANT CORPORATION                                                           7.38     01/15/2013          2,576,574
   2,150,000   FISERV INCORPORATED                                                           4.00     04/15/2008          2,078,953
     375,000   IRON MOUNTAIN INCORPORATED                                                    8.63     04/01/2013            385,313
   1,750,000   NCR CORPORATION++                                                             7.13     06/15/2009          1,792,366
     600,000   NCR CORPORATION                                                               7.13     06/15/2009            614,525
   2,120,000   THOMPSON CORPORATION                                                          6.20     01/05/2012          2,150,252
                                                                                                                          9,597,983
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
CHEMICALS & ALLIED PRODUCTS - 1.46%
$    557,000   AIRGAS INCORPORATED                                                           9.13%    10/01/2011    $       584,850
     500,000   AIRGAS INCORPORATED SERIES MTN                                                7.75     09/15/2006            501,250
   2,650,000   BRISTOL MYERS SQUIBB                                                          5.75     10/01/2011          2,654,956
   1,400,000   HOSPIRA INCORPORATED                                                          4.95     06/15/2009          1,369,852
     375,000   IMC GLOBAL INCORPORATED SERIES B                                             10.88     06/01/2008            403,125
     325,000   IMC GLOBAL INCORPORATED SERIES B                                             11.25     06/01/2011            343,281
     475,000   JOHNSONDIVERSEY INCORPORATED SERIES B                                         9.63     05/15/2012            479,750
     900,000   LYONDELL CHEMICAL COMPANY SERIES A                                            9.63     05/01/2007            925,875
   2,300,000   OLIN CORPORATION                                                              9.13     12/15/2011          2,570,912
     400,000   SENSIENT TECHNOLOGIES                                                         6.50     04/01/2009            398,908
   1,500,000   VALSPAR CORPORATION                                                           5.10     08/01/2015          1,374,120
   2,100,000   WYETH                                                                         6.95     03/15/2011          2,205,517
                                                                                                                         13,812,396
                                                                                                                    ---------------

COMMUNICATIONS - 0.83%
   1,900,000   COX COMMUNICATIONS INCORPORATED                                               7.88     08/15/2009          2,004,682
     500,000   L3 COMMUNICATIONS CORPORATION                                                 7.63     06/15/2012            510,000
     375,000   PANAMSAT CORPORATION                                                          6.38     01/15/2008            374,531
   1,495,000   QWEST CORPORATION                                                             5.63     11/15/2008          1,468,838
     490,000   SINCLAIR BROADCAST GROUP INCORPORATED                                         8.75     12/15/2011            509,600
   3,010,000   SPRINT CAPITAL CORPORATION                                                    6.00     01/15/2007          3,017,152
                                                                                                                          7,884,803
                                                                                                                    ---------------

CONSUMER SERVICES - 0.26%
   2,455,000   NIELSEN MEDIA                                                                 7.60     06/15/2009          2,494,874
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 4.87%
   4,400,000   ASSOCIATED BANCORP                                                            6.75     08/15/2011          4,499,677
   6,839,000   BANK AMERICA CAPITAL III+/-                                                   5.64     01/15/2027          6,621,369
   2,000,000   CHASE CAPITAL VI+/-                                                           5.77     08/01/2028          1,935,588
   4,000,000   CITY NATIONAL BANK                                                            6.75     09/01/2011          4,183,664
   2,778,000   COLONIAL BANK NA MONTGOMERY AL                                                6.38     12/01/2015          2,757,473
     750,000   CORESTATES CAPITAL TRUST II+/-++                                              5.72     01/15/2027            734,028
   1,226,000   FARMERS EXCHANGE CAPITAL++                                                    7.20     07/15/2048          1,185,112
     500,000   FIRST CITIZENS BANCORP++                                                      6.80     04/01/2015            493,125
   3,250,000   FIRSTAR BANK NA                                                               7.13     12/01/2009          3,399,984
   2,000,000   GREATER BAY BANCORP                                                           5.13     04/15/2010          1,946,366
     800,000   HAVEN CAPITAL TRUST I                                                        10.46     02/01/2027            831,606
   2,900,000   NATIONAL CAPITAL COMMERCE INCORPORATED+/-                                     5.97     04/01/2027          2,899,455
     450,000   NTC CAPITAL TRUST SERIES A+/-                                                 5.59     01/15/2027            434,588
   1,225,000   OLD NATIONAL BANK EVANSVILLE IN                                               6.75     10/15/2011          1,253,741
   2,500,000   PNC FUNDING CORPORATION                                                       7.50     11/01/2009          2,645,167
   2,875,000   TCF FINANCIAL BANK+/-                                                         5.00     06/15/2014          2,787,011
   1,000,000   TCF NATIONAL BANK                                                             5.50     02/01/2016            956,964
   1,425,000   US BANK NATIONAL ASSOCIATION SERIES BKNT                                      6.38     08/01/2011          1,470,472
   1,250,000   USB CAPITAL IX+/-                                                             6.19     03/29/2049          1,224,310
   2,750,000   WACHOVIA BANK NA CHARLOTTE SERIES BKNT                                        7.80     08/18/2010          2,954,358
   1,000,000   WACHOVIA CAPITAL TRUST I+/-                                                   5.80     08/29/2049            971,846
                                                                                                                         46,185,904
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
EDUCATIONAL SERVICES - 0.81%
$  2,235,000   MASSACHUSETTS INSTITUTE OF TECHNOLOGY                                         7.25%    11/02/2049    $     2,546,476
   5,000,000   STANFORD UNIVERSITY SERIES MTNA                                               6.16     04/30/2011          5,132,975
                                                                                                                          7,679,451
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.42%
   2,600,000   DUKE ENERGY FIELD SERVICES LLC                                                7.88     08/16/2010          2,794,906
     285,000   MASSEY ENERGY COMPANY                                                         6.63     11/15/2010            285,000
     500,000   PEOPLES ENERGY CORPORATION                                                    6.90     01/15/2011            520,255
     380,000   SEMCO ENERGY INCORPORATED                                                     7.13     05/15/2008            379,522
                                                                                                                          3,979,683
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 0.64%
     350,000   FLEXTRONICS INTERNATIONAL                                                     6.25     11/15/2014            332,500
   2,500,000   METTLER TOLEDO INTERNATIONAL INCORPORATED                                     4.85     11/15/2010          2,387,320
   1,875,000   NEVADA POWER COMPANY++                                                        6.50     05/15/2018          1,852,729
     344,841   TENASKA ALABAMA II PARTNERS LP++                                              7.00     06/30/2021            339,927
   1,150,000   THOMAS & BETTS CORPORATION SERIES MTN                                         6.63     05/07/2008          1,168,963
                                                                                                                          6,081,439
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.10%
     860,000   US ONCOLOGY INCORPORATED<<                                                    9.00     08/15/2012            900,850
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.05%
     525,000   VALMONT INDUSTRIES INCORPORATED                                               6.88     05/01/2014            518,438
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.92%
   1,000,000   CADBURY SCHWEPPES US FINANCE LLC++                                            3.88     10/01/2008            961,039
   1,764,000   CONAGRA FOODS INCORPORATED                                                    7.88     09/15/2010          1,897,230
     375,000   CONSTELLATION BRANDS INCORPORATED SERIES B                                    8.00     02/15/2008            382,969
     485,000   CORN PRODUCTS INTERNATIONAL INCORPORATED                                      8.25     07/15/2007            496,240
     745,000   COTT BEVERAGES USA INCORPORATED                                               8.00     12/15/2011            746,862
   2,500,000   KELLOGG COMPANY                                                               6.60     04/01/2011          2,595,575
   1,600,000   KRAFT FOODS INCORPORATED                                                      6.25     06/01/2012          1,627,080
                                                                                                                          8,706,995
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.04%
     375,000   JEAN COUTU GROUP INCORPORATED<<                                               7.63     08/01/2012            364,688
                                                                                                                    ---------------

HEALTH SERVICES - 0.45%
   3,650,000   AMERICAN ASSOCIATION OF RETIRED PERSONS++                                     7.50     05/01/2031          4,253,330
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.82%
   3,008,000   MANUFACTURES & TRADERS+/-                                                     5.59     12/28/2020          2,897,904
   2,250,000   NATIONAL CITY BANK OF COLUMBUS SERIES 4                                       7.25     07/15/2010          2,381,308
     250,000   NATIONAL CITY BANK OF KENTUCKY SERIES BKNT                                    6.30     02/15/2011            256,358
   2,145,000   PRINCIPAL LIFE GLOBAL FUNDING I++                                             6.25     02/15/2012          2,195,049
                                                                                                                          7,730,619
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.17%
   1,625,000   STEELCASE INCORPORATED                                                        6.38     11/15/2006          1,621,672
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.05%
     525,000   MANDALAY RESORT GROUP                                                         6.38     12/15/2011            509,250
                                                                                                                    ---------------

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--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.16%
$    500,000   AMERICAN STANDARD INCORPORATED                                                8.25%    06/01/2009    $       529,942
     400,000   BRIGGS & STRATTON CORPORATION                                                 8.88     03/15/2011            432,000
     625,000   UNISYS CORPORATION<<                                                          6.88     03/15/2010            592,969
                                                                                                                          1,554,911
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.65%
   1,520,000   AEGON NV                                                                      4.75     06/01/2013          1,418,589
   2,000,000   ALLSTATE FINANCIAL GLOBAL FUNDING++                                           6.50     06/14/2011          2,070,120
   2,670,000   NLV FINANCIAL CORPORATION++                                                   7.50     08/15/2033          2,699,992
                                                                                                                          6,188,701
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.43%
   2,675,000   BLUE CROSS & BLUE SHIELD OF FLORIDA++                                         8.25     11/15/2011          2,959,797
   3,200,000   JOHN HANCOCK GLOBAL FUNDING II++                                              7.90     07/02/2010          3,486,800
     750,000   LINCOLN NATIONAL CORPORATION                                                  6.20     12/15/2011            770,440
   3,007,000   MARKEL CORPORATION                                                            7.20     08/15/2007          3,051,531
   4,450,000   MINNESOTA LIFE INSURANCE COMPANY++                                            8.25     09/15/2025          5,330,891
   3,000,000   MONUMENTAL GLOBAL FUNDING II++                                                4.63     03/15/2010          2,896,458
   2,900,000   NEW YORK LIFE GLOBAL FUNDING++                                                5.38     09/15/2013          2,834,216
   3,523,000   PRUDENTIAL INSURANCE COMPANY OF AMERICA++                                     7.65     07/01/2007          3,600,238
   1,385,000   SAFECO CORPORATION                                                            4.88     02/01/2010          1,346,237
   3,700,000   UNITRIN INCORPORATED                                                          5.75     07/01/2007          3,694,206
   2,675,000   WR BERKLEY CORPORATION                                                        5.13     09/30/2010          2,587,498
                                                                                                                         32,558,312
                                                                                                                    ---------------

MACHINERY - 0.08%
     600,000   JLG INDUSTRIES INCORPORATED                                                   8.25     05/01/2008            625,500
     100,000   JLG INDUSTRIES INCORPORATED                                                   8.38     06/15/2012            104,750
                                                                                                                            730,250
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.70%
     425,000   CENTRAL GARDEN & PET COMPANY                                                  9.13     02/01/2013            442,000
   3,300,000   GENERAL ELECTRIC COMPANY                                                      5.00     02/01/2013          3,173,194
   2,000,000   HONEYWELL INTERNATIONAL INCORPORATED                                          6.13     11/01/2011          2,043,744
     585,000   JACUZZI BRANDS INCORPORATED                                                   9.63     07/01/2010            625,950
     375,000   OWENS-BROCKWAY                                                                8.88     02/15/2009            387,188
                                                                                                                          6,672,076
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.05%
     545,000   LAMAR MEDIA CORPORATION                                                       6.63     08/15/2015            517,750
                                                                                                                    ---------------

MOTION PICTURES - 0.33%
   3,000,000   TIME WARNER INCORPORATED                                                      6.75     04/15/2011          3,084,219
                                                                                                                    ---------------

NATIONAL SECURITY & INTERNATIONAL AFFAIRS - 0.27%
   2,350,000   GOODRICH CORPORATION                                                          7.63     12/15/2012          2,562,125
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.63%
   2,575,000   ATHENA NEUROSCIENCES FINANCE LLC<<                                            7.25     02/21/2008          2,562,125
   3,500,000   FORD MOTOR CREDIT COMPANY                                                     7.38     10/28/2009          3,223,801
     200,000   GENERAL MOTORS ACCEPTANCE CORPORATION+/-                                      7.02     12/01/2014            190,232
                                                                                                                          5,976,158
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
OIL & GAS EXTRACTION - 0.35%
$  2,250,000   MARATHON OIL CORPORATION CONSOLIDATED                                         6.85%    03/01/2008    $     2,302,621
     150,000   MARKWEST ENERGY PARTNERS LP MARKWEST ENERGY FINANCE CORPORATION               6.88     11/01/2014            139,125
     275,000   PARKER DRILLING COMPANY                                                       9.63     10/01/2013            301,812
     250,000   POGO PRODUCING COMPANY                                                        6.63     03/15/2015            236,250
     300,000   STONE ENERGY CORPORATION                                                      6.75     12/15/2014            300,750
                                                                                                                          3,280,558
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.25%
   1,750,000   INTERNATIONAL PAPER COMPANY                                                   6.75     09/01/2011          1,815,586
     600,000   SOLO CUP COMPANY<<                                                            8.50     02/15/2014            540,000
                                                                                                                          2,355,586
                                                                                                                    ---------------

PERSONAL SERVICES - 0.09%
     355,000   ALDERWOODS GROUP INCORPORATED                                                 7.75     09/15/2012            375,413
     500,000   SERVICE CORPORATION INTERNATIONAL                                             6.50     03/15/2008            498,750
                                                                                                                            874,163
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.02%
     150,000   CHESAPEAKE ENERGY CORPORPORATION                                              6.38     06/15/2015            141,375
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.06%
     125,000   CENTURY ALUMINUM COMPANY                                                      7.50     08/15/2014            128,750
     100,000   INTERNATIONAL STEEL GROUP                                                     6.50     04/15/2014             96,000
     273,000   UNITED STATES STEEL CORPORATION                                              10.75     08/01/2008            296,205
                                                                                                                            520,955
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.32%
     500,000   HOUGHTON MIFFLIN COMPANY                                                      8.25     02/01/2011            512,500
   2,350,000   VIACOM INCORPORATED                                                           7.70     07/30/2010          2,510,646
                                                                                                                          3,023,146
                                                                                                                    ---------------

REAL ESTATE - 0.28%
   1,300,000   HOUSING URBAN DEVELOPMENT SERIES 04-A                                         5.08     08/01/2013          1,275,192
   1,250,000   SHURGARD STORAGE CENTERS                                                      7.75     02/22/2011          1,335,614
                                                                                                                          2,610,806
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.49%
   2,500,000   DEVELOPERS DIVERSIFIED REALTY CORPORATION                                     3.88     01/30/2009          2,382,892
     800,000   PROLOGIS++                                                                    5.25     11/15/2010            780,398
   1,500,000   SIMON PROPERTY GROUP LP                                                       5.75     05/01/2012          1,488,876
                                                                                                                          4,652,166
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.92%
   2,500,000   GOLDMAN SACHS GROUP INCORPORATED                                              6.88     01/15/2011          2,612,930
   2,750,000   MERRILL LYNCH & COMPANY                                                       6.05     05/16/2016          2,737,798
   3,250,000   MORGAN STANLEY                                                                6.75     04/15/2011          3,392,675
                                                                                                                          8,743,403
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.71%
   1,369,520   CONTINENTAL AIRLINES INCORPORATED SERIES 972A<<                               7.15     06/30/2007          1,356,646
     540,627   CONTINENTAL AIRLINES INCORPORATED SERIES 974C                                 6.80     07/02/2007            519,913
     370,000   DELTA AIR LINES INCORPORATED++^^                                              9.50     11/18/2008            359,363
   3,247,156   FEDEX CORPORATION SERIES 97-B                                                 7.52     01/15/2018          3,363,207
   1,170,960   NORTHWEST AIRLINES INCORPORATED SERIES 991A^^                                 6.81     02/01/2020          1,165,105
                                                                                                                          6,764,234
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
TRANSPORTATION EQUIPMENT - 0.46%
$  2,100,000   GENERAL MOTORS ACCEPTANCE CORPORATION<<                                       5.13%    05/09/2008    $     1,989,038
     860,000   NAVISTAR INTERNATIONAL CORPORATION<<                                          7.50     06/15/2011            887,950
   1,500,000   NAVISTAR INTERNATIONAL CORPORATION SERIES B                                   9.38     06/01/2006          1,500,000
                                                                                                                          4,376,988
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.04%
     400,000   OVERSEAS SHIPHOLDING GROUP                                                    8.25     03/15/2013            413,800
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.07%
     200,000   AVIALL INCORPORATED                                                           7.63     07/01/2011            208,500
     500,000   SPECTRUM BRANDS INCORPORATED<<                                                7.38     02/01/2015            406,250
                                                                                                                            614,750
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $224,851,650)                                                                       224,540,725
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS - 0.03%
     250,000   NOVELIS INCORPORATED++                                                        7.25     02/15/2015            238,750

TOTAL FOREIGN CORPORATE BONDS@ (COST $250,000)                                                                              238,750
                                                                                                                    ---------------

MUNICIPAL BONDS & NOTES - 4.41%
   2,300,000   BRIDGEPORT COUNTY GO PENSION BONDS FGIC INSURED                               7.33     01/15/2007          2,325,254
   1,000,000   CITY OF CHICAGO IL SERIES C (PROPERTY TAX REVENUE LOC)                        4.88     01/01/2015            944,310
   2,035,000   CITY OF MINNEAPOLIS MN SERIES A                                               6.00     02/01/2026          2,009,379
   5,030,000   HUDSON COUNTY NJ IMPROVEMENT AUTHORITY FACILITIES LEASING REVENUE             7.40     12/01/2025          5,786,462
   5,160,000   INDIANA BOND BANK REVENUE                                                     4.73     01/15/2014          4,859,791
     440,000   KENTUCKY HOUSING CORPORATION HOUSING REVENUE SERIES D                         5.21     01/01/2014            422,149
   1,215,000   KENTUCKY HOUSING CORPORATION HOUSING REVENUE SERIES B                         5.15     01/01/2013          1,172,876
   1,250,000   KENTUCKY HOUSING CORPORATION HOUSING REVENUE SERIES J                         5.92     07/01/2034          1,250,225
     890,000   LA CROSSE WI SERIES B                                                         5.00     12/01/2009            871,586
     940,000   LA CROSSE WI SERIES B                                                         5.20     12/01/2010            920,880
   2,210,000   LOYOLA UNIVERSITY ILLINOIS                                                    4.80     07/01/2013          2,069,776
   2,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SERIES 15          6.05     01/01/2012          2,050,220
   2,100,000   MINNESOTA STATE HOUSING FINANCE AGENCY                                        5.85     07/01/2036          2,090,928
   3,000,000   NEW YORK STATE ENVIRONMENTAL FACSCROPT STATE PERS INCOME TAX REVENUE          4.90     12/15/2011          2,930,820
   1,500,000   OHIO COUNTY WEST VIRGINIA COUNTY COMMON SPL DISTRICT EXCISE TAX REVENUE       8.25     03/01/2035          1,510,560
   3,445,000   PENNSYLVANIA HOUSING FINANCE AGENCY SFMR SERIES 93C                           5.84     04/01/2037          3,443,415
   1,015,000   STATE OF ILLINOIS                                                             4.95     06/01/2023            918,433
   1,000,000   STATE OF TEXAS                                                                7.15     12/01/2009          1,048,330
   1,000,000   STRATFORD CT                                                                  6.28     02/15/2009          1,020,060
   4,215,000   WISCONSIN HOUSING & ECOMONIC DEVELOPMENT AUTHORITY HOME OWNERSHIP REVENUE
               SERIES D                                                                      5.81     03/01/2037          4,190,722

TOTAL MUNICIPAL BONDS & NOTES (COST $41,869,330)                                                                         41,836,176
                                                                                                                    ---------------

AGENCY SECURITIES - 34.79%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 11.56%
   7,500,000   FHLMC<<                                                                       4.00     09/22/2009          7,198,290
   7,160,066   FHLMC #1G-0157+/-                                                             4.47     03/01/2035          6,962,211
      28,797   FHLMC #410425+/-                                                              5.47     09/01/2026             29,572
      20,794   FHLMC #410464+/-                                                              5.93     11/01/2026             21,221
     197,255   FHLMC #606279+/-                                                              4.90     02/01/2015            197,580
      58,495   FHLMC #846367+/-                                                              5.66     04/01/2029             59,857
   1,276,426   FHLMC #90248<<                                                                6.00     06/01/2017          1,285,471

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$  1,234,233   FHLMC #A15838<<                                                               5.50%    12/01/2033    $     1,194,156
   2,916,438   FHLMC #A16678<<                                                               5.50     12/01/2033          2,821,738
   1,228,009   FHLMC #E90573<<                                                               6.00     07/01/2017          1,236,710
   8,878,567   FHLMC SERIES 1675 CLASS KZ<<                                                  6.50     02/15/2024          8,997,569
   8,657,124   FHLMC SERIES 2358 CLASS PD<<                                                  6.00     09/15/2016          8,716,913
  15,296,570   FHLMC SERIES 2363 CLASS PF<<                                                  6.00     09/15/2016         15,402,017
  19,759,860   FHLMC SERIES 2416 CLASS PE<<                                                  6.00     10/15/2021         19,869,905
   1,974,127   FHLMC SERIES 2439 CLASS LG<<                                                  6.00     09/15/2030          1,980,578
   3,424,604   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-20 CLASS A6+/-              7.49     09/25/2029          3,411,894
  25,920,408   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A4Z                6.50     02/25/2042         26,163,412
   3,913,227   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58 CLASS 4A                 7.50     09/25/2043          4,050,190
                                                                                                                        109,599,284
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.25%
      23,768   FNMA #342042+/-                                                               6.16     06/01/2025             24,028
      15,471   FNMA #344689+/-                                                               6.62     11/01/2025             15,491
      45,951   FNMA #344692+/-                                                               5.68     10/01/2025             46,450
      41,296   FNMA #347712+/-                                                               5.50     06/01/2026             42,508
   4,730,797   FNMA #383017<<                                                                6.49     01/01/2008          4,757,064
   4,686,504   FNMA #386890                                                                  3.99     04/01/2011          4,362,659
   6,834,339   FNMA #555326<<                                                                5.50     04/01/2033          6,581,872
     509,363   FNMA #557072+/-                                                               5.29     06/01/2040            513,651
   1,300,268   FNMA #656566<<                                                                5.50     04/01/2018          1,280,812
   3,703,880   FNMA #678939<<                                                                5.50     02/01/2018          3,648,459
     553,672   FNMA #701350<<                                                                5.50     04/01/2018            545,387
  17,653,953   FNMA #725232<<                                                                5.00     03/01/2034         16,630,214
   4,460,604   FNMA #725250<<                                                                5.00     03/01/2034          4,184,310
   7,522,796   FNMA #725314<<                                                                5.00     04/01/2034          7,086,555
   4,873,928   FNMA #725423<<                                                                5.50     05/01/2034          4,712,065
   3,217,554   FNMA #725772<<                                                                5.00     09/01/2034          3,018,255
  18,488,542   FNMA #725773<<                                                                5.50     09/01/2034         17,805,557
   3,122,908   FNMA #731996+/-<<                                                             4.02     09/01/2033          3,057,904
   3,458,337   FNMA #739757+/-<<                                                             4.04     08/01/2033          3,389,500
   7,672,300   FNMA #741305<<                                                                5.00     09/01/2018          7,411,242
   3,875,165   FNMA #741458+/-<<                                                             4.51     10/01/2033          3,805,961
   5,380,700   FNMA #760762<<                                                                4.89     04/01/2012          5,254,097
   4,919,266   FNMA #763644<<                                                                5.50     01/01/2034          4,737,543
   8,415,879   FNMA #765178<<                                                                5.00     01/01/2019          8,129,520
   1,694,050   FNMA #765769<<                                                                5.00     02/01/2019          1,636,408
   1,764,914   FNMA #783245+/-<<                                                             5.09     04/01/2034          1,769,551
   4,102,241   FNMA #783251+/-<<                                                             5.09     04/01/2044          4,114,276
   8,190,881   FNMA #789463+/-<<                                                             4.39     06/01/2034          7,965,068
   7,686,445   FNMA #801908                                                                  5.00     11/01/2019          7,424,906
   4,491,046   FNMA #834933+/-<<                                                             5.07     07/01/2035          4,438,170
   7,416,157   FNMA #880156<<                                                                5.50     02/01/2036          7,154,278
     870,743   FNMA GRANTOR TRUST SERIES 2002-T4 CLASS A2                                    7.00     12/25/2041            886,348
   3,976,807   FNMA GRANTOR TRUST SERIES 2004-T2                                             6.00     11/25/2034          3,902,538
   5,074,911   FNMA GRANTOR TRUST SERIES 2004-T3 CLASS A1                                    6.00     02/25/2044          5,049,817
   1,107,829   FNMA SERIES 1998-M6 CLASS A2                                                  6.32     08/15/2008          1,120,848

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  2,165,391   FNMA SERIES 2001-M1 CLASS B<<                                                 6.12%    05/25/2013    $     2,172,855
   2,196,642   FNMA SERIES 2002-90 CLASS A2                                                  6.50     11/25/2042          2,218,706
   3,963,627   FNMA SERIES 2003-86 CLASS PT<<                                                4.50     09/25/2018          3,828,963
  18,608,444   FNMA SERIES 2003-92 CLASS HP<<                                                4.50     09/25/2018         17,978,436
   7,143,725   FNMA SERIES 2003-97 CLASS CA<<                                                5.00     10/25/2018          7,005,646
   1,378,209   FNMA SERIES 2003-W4 CLASS 3A                                                  7.00     10/25/2042          1,403,655
     866,806   FNMA WHOLE LOAN SERIES 2004-W1 CLASS 2A2                                      7.00     12/25/2033            880,890
                                                                                                                        191,992,463
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.66%
     201,767   GNMA #345066                                                                  6.50     10/15/2023            205,690
     149,210   GNMA #346960                                                                  6.50     12/15/2023            152,112
     122,523   GNMA #354692                                                                  6.50     11/15/2023            124,905
     208,009   GNMA #361398                                                                  6.50     01/15/2024            212,133
     236,358   GNMA #366641                                                                  6.50     11/15/2023            240,954
      47,303   GNMA #473917                                                                  7.00     04/15/2028             48,897
      79,300   GNMA #473918                                                                  7.00     04/15/2028             81,971
     419,944   GNMA #531436                                                                  7.00     06/15/2042            450,575
       8,864   GNMA #531965                                                                  7.72     12/15/2041              9,445
     296,466   GNMA #533858                                                                  7.35     06/15/2042            314,663
     611,304   GNMA #780626                                                                  7.00     08/15/2027            631,598
  21,338,656   GNMA SERIES 2003-38 CLASS JC+/-<<                                             6.99     08/16/2042         22,735,956
                                                                                                                         25,208,899
                                                                                                                    ---------------

STUDENT LOAN MARKETING ASSOCIATION - 0.32%
   3,000,000   SLMA SERIES 1999-3 CLASS CTFS+/-                                              5.02     01/26/2015          3,025,756
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $339,575,212)                                                                             329,826,402
                                                                                                                    ---------------

SHARES

PRIVATE INVESTMENT PARTNERSHIPS - 0.16%
         349   PPM AMERICA CBO II LP                                                                                         42,058
   2,500,000   TOLL ROAD INVESTMENT PARTNERSHIP II LP++^                                                                  1,483,315

TOTAL PRIVATE INVESTMENT PARTNERSHIPS (COST $1,830,255)                                                                   1,525,373
                                                                                                                    ---------------

PRINCIPAL

TERM LOANS - 0.28%
     997,500   CITGO PETROLEUM CORPORATION                                                   6.44     11/15/2012            996,882
     498,750   KOCH FORREST PRODUCTS 1ST LIEN TERM LOAN B                                    6.73     12/20/2012            499,373
     500,000   KOCH FORREST PRODUCTS 2ND LIEN TERM LOAN C                                    7.88     12/23/2013            506,510
     657,692   NOVELIS INCORPORATED TERM LOAN B                                              6.88     01/07/2012            660,981

TOTAL TERM LOANS (COST $2,658,813)                                                                                        2,663,746
                                                                                                                    ---------------

US TREASURY SECURITIES - 8.21%

US TREASURY BONDS - 8.21%
   5,250,000   US TREASURY BOND<<                                                            8.00     11/15/2021          6,701,950
  14,400,000   US TREASURY BOND<<                                                            7.25     08/15/2022         17,328,370
  18,615,000   US TREASURY BOND<<                                                            6.25     08/15/2023         20,451,779
   4,310,000   US TREASURY BOND<<                                                            6.75     08/15/2026          5,047,079
   1,730,000   US TREASURY BOND<<                                                            6.13     08/15/2029          1,913,273

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
US TREASURY BONDS (CONTINUED)
$  6,000,000   US TREASURY BOND<<                                                            5.38%    02/15/2031    $     6,068,436
   9,300,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     2.38     01/15/2025          9,685,397
   8,925,000   US TREASURY BOND - INFLATION PROTECTED<<&                                     3.38     04/15/2032         10,664,679
                                                                                                                         77,860,963
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $82,174,548)                                                                          77,860,963
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 40.38%

COLLATERAL INVESTED IN OTHER ASSETS - 40.38%
     315,649   ABBEY NATIONAL TREASURY SERVICE+/-++                                          5.15     01/16/2007            315,934
   4,683,831   AMERICAN EXPRESS BANK FSB+/-                                                  5.04     01/26/2007          4,683,597
   2,952,850   AMERICAN GENERAL FINANCE CORPORATION+/-++                                     5.11     06/15/2007          2,954,267
   6,665,906   AQUIFER FUNDING LIMITED++                                                     5.03     06/07/2006          6,660,373
   2,545,560   ATLAS CAPITAL FUNDING CORPORATION+/-++                                        4.98     11/10/2006          2,545,560
   2,036,448   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                             5.06     04/25/2007          2,036,306
   1,577,229   ATOMIUM FUNDING CORPORATION++                                                 4.87     06/07/2006          1,575,920
  14,339,039   ATOMIUM FUNDING CORPORATION                                                   5.06     06/15/2006         14,311,078
     690,763   ATOMIUM FUNDING CORPORATION++                                                 5.08     06/19/2006            689,036
  26,982,939   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT (MATURITY VALUE $26,986,769)      5.11     06/01/2006         26,982,939
     539,659   BEAR STEARNS & COMPANY SERIES MTNB+/-                                         5.18     06/19/2006            539,648
  10,182,241   BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY VALUE $10,183,686)  5.11     06/01/2006         10,182,241
     382,750   BETA FINANCE INCORPORATED SERIES MTN+/-++                                     5.14     06/02/2006            382,750
  13,348,918   BHP BILLITON FINANCE USA LIMITED                                              5.05     06/12/2006         13,328,494
  34,547,295   BNP PARIBAS REPURCHASE AGREEMENT (MATURITY VALUE $34,552,199)                 5.11     06/01/2006         34,547,295
   1,018,224   BUCKINGHAM CDO LLC++                                                          5.07     06/26/2006          1,014,670
   5,091,120   BUCKINGHAM CDO LLC                                                            5.06     07/24/2006          5,053,141
   4,072,896   CAIRN HIGH GRADE FUNDING I LLC                                                5.02     06/01/2006          4,072,896
   1,476,425   CAIRN HIGH GRADE FUNDING I LLC++                                              4.97     06/09/2006          1,474,786
   4,480,186   CAIRN HIGH GRADE FUNDING I LLC                                                5.04     06/12/2006          4,473,331
   2,545,560   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/14/2006          2,540,953
   2,240,093   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/15/2006          2,235,725
   2,240,093   CAIRN HIGH GRADE FUNDING I LLC                                                5.09     06/27/2006          2,231,961
      71,276   CAIRN HIGH GRADE FUNDING I LLC                                                5.15     07/11/2006             70,877
     203,645   CC USA INCORPORATED SERIES MTN+/-++                                           5.07     07/14/2006            203,647
   1,236,328   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.00     06/02/2006          1,236,155
   3,140,203   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.98     06/05/2006          3,138,445
     736,991   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.06     06/09/2006            736,173
     300,071   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.07     06/19/2006            299,320
   3,837,483   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/21/2006          3,826,815
   4,057,623   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/22/2006          4,045,775
   4,174,719   CEDAR SPRINGS CAPITAL COMPANY LLC                                             5.09     06/23/2006          4,161,902
     697,280   CEDAR SPRINGS CAPITAL COMPANY LLC                                             4.97     06/26/2006            694,846
   2,199,364   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                               5.05     06/13/2006          2,199,364
     280,012   CREDIT SUISSE FIRST BOSTON+/-                                                 5.21     06/19/2006            280,009
     763,668   CULLINAN FINANCE CORPORATION++                                                5.07     06/02/2006            763,561
  10,278,870   DEER VALLEY FUNDING LLC++                                                     5.04     06/26/2006         10,242,997
   7,880,647   DEER VALLEY FUNDING LLC                                                       5.08     06/27/2006          7,852,040
      72,947   DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $480,007)                  5.06     06/01/2006             72,947
     330,923   DNB NOR BANK ASA                                                              5.08     07/05/2006            329,348
     127,278   EUREKA SECURITIZATION INCORPORATED++                                          5.06     06/23/2006            126,887

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     38,285   FALCON ASSET SECURITIZATION CORPORATION                                       4.91%    06/15/2006    $        38,211
  10,182,241   FCAR OWNER TRUST SERIES II                                                    5.04     06/22/2006         10,152,509
     101,822   FCAR OWNER TRUST SERIES II                                                    5.29     10/03/2006            100,026
   5,091,120   FIVE FINANCE INCORPORATED+/-++                                                5.12     01/25/2007          5,093,106
     339,170   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                              5.20     08/15/2006            335,568
  10,182,241   FOX TROT CDO LIMITED                                                          5.06     06/26/2006         10,146,705
   1,629,159   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.16     06/16/2006          1,629,159
   1,222,887   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.06     09/18/2006          1,223,389
   2,788,916   GEORGE STREET FINANCE LLC++                                                   5.03     06/08/2006          2,786,211
   5,192,943   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     06/30/2006          5,192,943
   2,545,560   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.21     08/16/2006          2,545,560
     165,461   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.34     08/18/2006            165,513
      91,131   GRAMPIAN FUNDING LIMITED                                                      4.85     07/03/2006             90,723
   1,221,869   HARRIER FINANCE FUNDING LLC                                                   5.04     06/29/2006          1,217,104
     743,304   HBOS TREASURY SERVICES PLC+/-++                                               4.98     06/30/2006            743,214
   8,553,082   ING USA ANNUITY & LIFE INSURANCE+/-                                           5.22     06/06/2006          8,553,082
  15,273,361   JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $15,275,529)                                                  5.11     06/01/2006         15,273,361
     510,232   K2 USA LLC SERIES MTN+/-++                                                    5.13     07/24/2006            510,283
   6,516,634   KAUPTHING BANK HF+/-++                                                        5.14     03/20/2007          6,508,293
     372,263   KLIO FUNDING CORPORATION++                                                    5.06     06/22/2006            371,176
     184,502   KLIO FUNDING CORPORATION++                                                    5.14     07/26/2006            183,072
   1,610,831   KLIO II FUNDING CORPORATION++                                                 4.98     06/30/2006          1,604,323
     203,645   LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                          4.98     06/02/2006            203,645
   6,900,097   LEXINGTON PARKER CAPITAL CORPORATION++                                        5.07     06/02/2006          6,899,131
  18,386,090   LEXINGTON PARKER CAPITAL CORPORATION                                          5.14     10/05/2006         18,056,611
   5,091,120   LIQUID FUNDING LIMITED++                                                      5.09     06/30/2006          5,070,552
   2,749,205   LIQUID FUNDING LIMITED+/-++                                                   5.06     08/14/2006          2,749,205
   3,563,784   LIQUID FUNDING LIMITED+/-++                                                   4.99     12/01/2006          3,563,784
     560,023   MERRILL LYNCH & COMPANY+/-                                                    5.09     06/06/2006            560,023
   7,127,569   MORGAN STANLEY+/-                                                             5.13     10/10/2006          7,127,569
   5,091,120   MORGAN STANLEY+/-                                                             5.13     10/30/2006          5,091,120
   1,565,520   MORGAN STANLEY SERIES EXL+/-                                                  5.11     08/13/2010          1,565,927
     152,734   NATIONWIDE BUILDING SOCIETY+/-++                                              5.20     07/21/2006            152,746
     263,415   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     4.57     06/15/2006            262,901
     217,391   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.06     06/19/2006            216,847
     852,254   NORTH SEA FUNDING LLC                                                         4.97     06/21/2006            849,884
   1,137,865   OLD LINE FUNDING CORPORATION++                                                5.02     06/15/2006          1,135,647
      64,963   PERRY GLOBAL FUNDING LLC                                                      4.80     06/12/2006             64,863
     308,624   PERRY GLOBAL FUNDING LLC SERIES A                                             5.07     06/23/2006            307,676
      91,640   PERRY GLOBAL FUNDING LLC SERIES A++                                           5.17     08/10/2006             90,731
   4,679,249   RACERS TRUST 2004-6-MM+/-++                                                   5.10     05/22/2006          4,680,138
     472,965   REGENCY MARKETS LLC                                                           5.05     06/13/2006            472,175
   5,091,120   REGENCY MARKETS LLC++                                                         5.05     06/15/2006          5,081,193
   2,545,560   ROYAL BANK OF SCOTLAND PLC+/-++                                               5.22     11/24/2006          2,546,604
     322,268   ROYAL BANK OF SCOTLAND PLC+/-                                                 5.22     11/24/2006            322,400
   2,545,560   SEDNA FINANCE INCORPORATED+/-++                                               4.83     12/08/2006          2,545,840
   2,036,448   SLM CORPORATION+/-++                                                          5.08     05/04/2007          2,036,285

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  1,275,529   TANGO FINANCE CORPORATION SERIES MTN+/-++                                     5.13%    10/25/2006    $     1,275,899
      97,037   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                             4.93     06/06/2006             96,969
   6,361,457   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                               4.91     06/26/2006          6,339,255
     889,826   THUNDER BAY FUNDING INCORPORATED++                                            5.13     07/07/2006            885,341
     123,205   TICONDEROGA FUNDING LLC                                                       5.07     06/01/2006            123,205
  12,218,689   TIERRA ALTA FUNDING I LIMITED                                                 5.04     06/15/2006         12,194,863
  10,182,241   TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                                     5.26     07/11/2006         10,182,241
   1,956,925   TRAVELERS INSURANCE COMPANY+/-                                                5.15     02/09/2007          1,956,886
   5,091,120   UNICREDITO ITALIANO NEW YORK SERIES+/-                                        4.92     06/30/2006          5,089,588
   2,545,560   UNICREDITO ITALIANO SERIES LIB+/-++                                           5.09     03/09/2007          2,545,713
   2,545,560   VERSAILLES CDS LLC                                                            5.07     06/21/2006          2,538,484
   2,545,560   VERSAILLES CDS LLC                                                            5.02     06/26/2006          2,536,676
   1,557,883   VERSAILLES CDS LLC                                                            5.05     06/27/2006          1,552,228
     213,827   VERSAILLES CDS LLC++                                                          5.05     06/28/2006            213,023
   1,239,993   WHISTLEJACKET CAPITAL LIMITED                                                 5.03     06/26/2006          1,235,666
     121,678   WHITE PINE FINANCE LLC                                                        5.14     08/04/2006            120,574
   2,647,383   WHITE PINE FINANCE LLC SERIES MTN1+/-++                                       5.07     06/12/2006          2,647,409
      71,683   YORKTOWN CAPITAL LLC                                                          5.16     07/06/2006             71,332
                                                                                                                        382,836,389
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $382,836,389)                                                             382,836,389
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 0.05%
     475,750   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                                  475,750
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $475,750)                                                                                475,750
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,344,657,124)*                      139.78%                                                                 $ 1,325,115,416
OTHER ASSETS AND LIABILITIES, NET           (39.78)                                                                    (377,124,365)
                                            ------                                                                  ---------------
TOTAL NET ASSETS                            100.00%                                                                 $   947,991,051
                                            ======                                                                  ===============

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

& U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS) ARE SECURITIES IN WHICH THE PRINCIPAL AMOUNT IS ADJUSTED FOR INFLATION AND THE SEMI-ANNUAL INTEREST PAYMENTS EQUAL A FIXED PERCENTAGE OF THE INFLATION-ADJUSTED PRINCIPAL AMOUNT.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $475,750.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,344,492,441 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $  6,049,698
      GROSS UNREALIZED DEPRECIATION                                 (25,426,723)
                                                                   ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                   $(19,377,025)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
ASSET BACKED SECURITIES - 19.94%
$  2,000,000   AMERICREDIT AUTOMOBILE RECEIVABLES TRUST SERIES 2006-1 CLASS A3               5.11%    10/06/2010    $     1,985,346
     108,109   ASSET BACKED SECURITIES CORPORATION HOME EQUITY SERIES 2001-HE2
               CLASS A1+/-                                                                   5.60     06/15/2031            108,630
     450,589   BANK OF AMERICA MANUFACTURED HOUSING CONTRACT SERIES 1997-1 CLASS A8          6.73     06/10/2023            450,644
   3,000,000   BANK ONE ISSUANCE TRUST SERIES 2003-B3 CLASS B3+/-                            5.40     05/16/2011          3,014,279
   6,500,000   CHASE MANHATTAN AUTO OWNER TRUST SERIES 2005-A CLASS A3                       3.87     06/15/2009          6,376,458
     400,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2001-B2 CLASS B2+/-                5.35     12/10/2008            400,475
   3,000,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2005-B1 CLASS B1                   4.40     09/15/2008          2,923,571
   8,000,000   COLLEGE LOAN CORPORATION TRUST SERIES 2006-1 CLASS AIO                       10.00     07/25/2008          1,680,720
     365,043   COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-BC1 CLASS A1+/-             5.48     03/25/2033            365,814
     208,801   COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-SD2 CLASS A1+/-++           5.58     09/25/2032            209,792
     277,950   COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-SD3 CLASS A1+/-++           5.50     01/25/2033            278,908
   1,398,078   COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2004-SD2 CLASS A1+/-++           5.45     11/25/2033          1,400,699
   1,107,205   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-D CLASS A+/-                   5.32     08/15/2028          1,108,449
     840,186   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-G+/-                           5.45     12/15/2028            844,057
   4,407,945   COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-M CLASS A1+/-                  5.32     02/15/2035          4,407,759
   1,580,844   EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-                      5.83     09/25/2033          1,584,587
     754,982   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-35 CLASS A+/-               5.36     09/25/2031            755,080
   4,160,804   FIFTH THIRD HOME EQUITY LOAN TRUST SERIES 2003-1 CLASS A+/-                   5.33     09/20/2023          4,169,746
     351,751   FIFTH THIRD MORTGAGE LOAN TRUST SERIES 2002-FTB1 CLASS 4A1+/-                 6.26     11/19/2032            350,642
   1,764,162   FIRST HORIZON ABS TRUST SERIES 2004-HE3 CLASS A+/-                            5.37     10/25/2034          1,769,933
     483,004   FIRST HORIZON ABS TRUST SERIES 2004-HE1 CLASS A+/-                            5.29     01/25/2024            483,328
   2,168,159   FIRST HORIZON ABS TRUST SERIES 2006-HE1 CLASS A+/-                            5.24     10/25/2034          2,166,804
     794,543   FIRST PLUS HOME LOAN TRUST SERIES 1997-3 CLASS A8                             7.55     11/10/2023            793,152
   3,505,111   FLEET HOME EQUITY LOAN TRUST SERIES 2003-1 CLASS A+/-                         5.33     01/20/2033          3,509,656
   4,000,000   GE CORPORATE AIRCRAFT FINANCING LLC SERIES 2005-1A CLASS A3+/-++              5.34     08/26/2019          4,001,250
   6,000,000   GE EQUIPMENT SMALL TICKET LLC SERIES 2005-1A CLASS A3++                       4.38     07/22/2009          5,917,693
   1,312,840   GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2001-HE3 CLASS A2+/-              5.36     03/25/2027          1,316,547
   4,000,000   GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2005-HE3 CLASS A2+/-              5.23     02/25/2036          4,004,320
   1,203,455   GOLDEN SECURITIES CORPORATION SERIES 2003-A CLASS A1+/-++                     5.32     12/02/2013          1,203,696
     489,143   GREENPOINT HOME EQUITY LOAN TRUST SERIES 2004-3 CLASS A+/-                    5.31     03/15/2035            491,358
   5,000,000   GS AUTO LOAN TRUST SERIES 2005-1 CLASS A3                                     4.45     05/17/2010          4,929,752
   3,877,547   HFC HOME EQUITY LOAN ASSET BACKED CERTIFICATES SERIES 2005-2 CLASS A1+/-      5.35     01/20/2035          3,881,437
   1,500,000   HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2005-2 CLASS A3                     3.93     01/15/2009          1,479,912
   4,500,000   HOUSEHOLD AUTOMOTIVE TRUST SERIES 2005-1 CLASS A4                             4.35     06/18/2012          4,376,246
   3,290,000   HYUNDAI AUTO RECEIVABLES TRUST SERIES 2005-A CLASS A3                         3.98     11/16/2009          3,225,334
   1,582,767   KEYCORP STUDENT LOAN TRUST SERIES 2003-A CLASS 2A1+/-                         5.26     10/25/2025          1,584,582
     270,676   LEHMAN ABS CORPORATION SERIES 2004-2 CLASS A+/-                               5.30     12/25/2033            270,947
   1,569,046   MELLON RESIDENTIAL FUNDING CORPORATION SERIES 2001-TBC1 CLASS A1+/-           5.43     11/15/2031          1,571,403
   3,103,130   MSDWCC HELOC TRUST SERIES 2003-1 CLASS A+/-                                   5.35     11/25/2015          3,104,106
   3,750,000   NATIONAL COLLEGIATE STUDENT LOAN TRUST SERIES 2006-2 CLASS AIO                6.00     08/25/2011            986,810
   2,830,000   NAVISTAR FINANCIAL CORPORATION OWNER TRUST SERIES 2005-A CLASS A3             4.22     02/15/2010          2,782,377
   3,300,000   ONYX ACCEPTANCE GRANTOR TRUST SERIES 2004-C CLASS A4                          3.50     12/15/2011          3,220,604
     481,070   OPTION ONE MORTGAGE LOAN TRUST SERIES 2003-1 CLASS A2+/-                      5.50     02/25/2033            482,121
   2,781,385   RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2002-KS8 CLASS A6+/-          4.86     12/25/2032          2,719,267
     196,200   RESIDENTIAL FUNDING SECURITIES CORPORATION SERIES 2004-RP1A CLASS A2A+/-++    5.38     11/25/2042            196,257
   3,351,757   SBI HELOC TRUST 2005-HE1 1A+/-++                                              5.27     11/25/2035          3,351,757
   1,255,048   SEQUOIA MORTGAGE TRUST SERIES 2003-2 CLASS A1+/-                              5.41     06/20/2033          1,255,962
   1,421,781   SEQUOIA MORTGAGE TRUST SERIES 5 CLASS A+/-                                    5.43     10/19/2026          1,424,733

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
ASSET BACKED SECURITIES (CONTINUED)
$  3,500,000   SSB RV TRUST SERIES 2001-1 CLASS A5                                           6.30%    04/15/2016    $     3,507,228
   1,868,022   STRUCTURED ASSET SECURITIES CORPORATION SERIES 2003-9A CLASS 2A1+/-           3.83     03/25/2033          1,846,474
   4,743,320   STRUCTURED ASSET SECURITIES CORPORATION SERIES 2005-GEI4 CLASS A+/-           5.43     09/25/2025          4,731,765
     340,042   WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2002-HE2 A+/-               5.39     12/25/2032            340,627
   2,707,355   WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2003-HE2 AII1+/-            5.34     07/02/2018          2,714,937
   2,031,753   WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2004-HE1 CLASS A+/-         5.30     06/25/2034          2,033,943
   2,750,000   WACHOVIA AUTO OWNER TRUST SERIES 2005-B CLASS A3                              4.79     04/20/2010          2,723,461
   3,245,144   WASHINGTON MUTUAL SERIES 2003-AR1 CLASS A6+/-                                 4.48     03/25/2033          3,182,405
   4,000,000   WFS FINANCIAL OWNER TRUST SERIES 2005-3 CLASS A4                              4.39     05/17/2013          3,911,405
   6,055,000   WORLD OMNI AUTO RECIVABLES TRUST SERIES 2005-B CLASS A3                       4.40     05/20/2009          5,991,986

TOTAL ASSET BACKED SECURITIES (COST $130,841,034)                                                                       129,901,231
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.40%
     160,057   BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-G CLASS 2A1+/-                6.55     07/20/2032            160,830
   1,609,544   BANK OF AMERICA MORTGAGE SECURITIES SERIES 2003-A CLASS 2A2+/-                4.57     02/25/2033          1,585,435
   4,165,400   COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-24 CLASS 2A1B+/-               5.32     07/20/2035          4,168,003
   3,667,439   COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-27 CLASS 3A1+/-                5.16     06/30/2035          3,667,439
   4,579,004   COUNTRYWIDE HOME LOANS SERIES 2004-25 CLASS 1A3+/-                            5.44     04/25/2025          4,600,874
   4,444,874   COUNTRYWIDE HOME LOANS SERIES 2004-29 CLASS 2A1+/-                            5.41     12/29/2034          4,465,785
   4,494,834   COUNTRYWIDE HOME LOANS SERIES 2004-R1 CLASS 1AF+/-++                          5.48     11/25/2034          4,517,048
   3,999,997   CPS AUTO TRUST SERIES 2006-A CLASS A3++                                       5.25     10/15/2010          3,953,749
     623,253   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2002-AR17
               CLASS 2A1+/-                                                                  5.37     12/19/2039            629,260
   1,002,289   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-AR2
               CLASS 2A1+/-                                                                  4.89     02/25/2033            987,853
   4,893,489   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-63 CLASS 1A1+/-             4.95     02/25/2045          4,941,011
   2,750,000   FIFTH THIRD AUTO TRUST SERIES 2004-A CLASS A4                                 3.70     10/20/2011          2,682,026
     399,597   GREENPOINT HOME EQUITY LOAN TRUST SERIES 2004-1 CLASS A+/-                    5.31     07/25/2029            400,793
   4,727,790   GREENPOINT MORTGAGE FUNDING TRUST SERIES 2006-AR1 CLASS A1A+/-                5.37     02/25/2036          4,731,971
  10,237,547   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                        5.48     10/25/2034         10,289,129
   2,259,460   GSMPS MORTGAGE LOAN TRUST SERIES 2005-RP2 CLASS 1AF+/-++                      5.43     03/25/2035          2,268,163
   5,894,192   GSMPS MORTGAGE LOAN TRUST SERIES 2005-RP3 CLASS 1AF+/-                        5.43     09/25/2035          5,902,876
   3,323,420   GSRPM MORTGAGE LOAN TRUST SERIES 2006-1 CLASS A1+/-++                         5.38     03/25/2035          3,323,420
   4,481,519   HARBORVIEW MORTGAGE LOAN TRUST SERIES 2004-11 CLASS 3A2A+/-                   5.42     01/19/2035          4,498,950
   1,627,489   INDYMAC LOAN TRUST SERIES 2005-L2 CLASS A1+/-%%                               5.30     09/16/2035          1,628,481
   1,841,636   MERRILL LYNCH MORTGAGE INVESTORS INCORPORATED SERIES 2003-A2 CLASS 2A2+/-     4.21     02/25/2033          1,846,295
     514,768   MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1996-C CLASS A+/-                 5.46     09/15/2021            515,270
   1,194,253   MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1997-B CLASS A+/-                 5.36     03/16/2026          1,196,656
   4,638,811   MLCC MORTGAGE INVESTORS INCORPORATED SERIES 1999-A CLASS A+/-                 5.46     03/15/2025          4,660,307
   3,177,922   MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2003-A CLASS 2A2+/-               5.37     03/25/2028          3,184,273
   2,958,668   MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2003-B CLASS A1+/-                5.42     04/25/2028          2,980,258
   2,370,795   MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2004-A CLASS A1+/-                5.31     04/25/2029          2,371,905
   4,030,511   MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2003-HYB1 CLASS A3+/-             4.60     03/25/2033          3,953,383
   1,738,210   NATIONSLINK FUNDING CORPORATION SERIES 1999-SI CLASS A1V+/-                   5.43     11/10/2030          1,741,074
     468,429   NATIONSLINK FUNDING CORPORATION SERIES 1999-SI CLASS A4                       6.65     11/10/2030            467,994
     449,289   NATIONSLINK FUNDING CORPORATION SERIES 1999-SI CLASS D                        7.56     11/10/2030            464,650
   1,007,974   RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED SERIES
               2003-HS1 AII+/-                                                               5.37     12/25/2032          1,008,789
   1,886,762   RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED SERIES 2004-HS3
               CLASS A+/-                                                                    5.35     09/25/2029          1,889,703
     330,379   RESIDENTIAL FUNDING SECURITIES CORPORATION SERIES 2003-RP1 CLASS A1+/-++      5.58     05/05/2033            330,667

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  4,231,610   SEQUOIA MORTGAGE TRUST SERIES 10 CLASS 1A+/-                                  5.48%    10/20/2027    $     4,236,894
   4,005,031   SEQUOIA MORTGAGE TRUST SERIES 2003-8 CLASS A1+/-                              5.40     12/20/2033          4,006,488
   2,796,078   STRUCTURED ASSET SECURITIES CORPORATION SERIES 2004-NP2 CLASS A+/-++          5.43     11/30/2034          2,796,078
     131,643   STRUCTURED ASSET SECURITIES CORPORATION SERIES 2004-S3 CLASS A+/-             5.33     10/25/2034            131,664
   2,394,102   WASHINGTON MUTUAL MORTGAGE SERIES 2005-AR6 CLASS 2A1A+/-                      5.31     04/25/2035          2,394,491
   6,256,223   WASHINGTON MUTUAL SERIES 2005-AR1 CLASS A1A+/-                                5.40     01/25/2035          6,263,207
   4,000,000   WMALT MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-AR4 CLASS DA+/-          4.98     06/25/2046          4,000,000

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $119,982,335)                                                           119,843,142
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 16.96%

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.55%
   3,550,000   MASCO CORPORATION+/-++                                                        5.12     03/09/2007          3,552,915
                                                                                                                    ---------------

BUSINESS SERVICES - 0.36%
   2,325,000   CENDANT CORPORATION                                                           6.88     08/15/2006          2,330,131
                                                                                                                    ---------------

COMMUNICATIONS - 0.82%
   2,500,000   PEARSON INCORPORATED++                                                        7.38     09/15/2006          2,511,168
   1,825,000   TIME WARNER COMPANIES INCORPORATED                                            8.11     08/15/2006          1,833,092
   1,000,000   UNIVISION COMMUNICATIONS INCORPORATED<<                                       2.88     10/15/2006            989,871
                                                                                                                          5,334,131
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 3.79%
   3,900,000   ALLFIRST FINANCIAL INCORPORATED                                               7.20     07/01/2007          3,956,238
   1,500,000   ASSOCIATED BANK GREEN BAY                                                     3.70     03/01/2007          1,460,997
   2,000,000   ASSOCIATED BANK NA+/-                                                         5.27     02/01/2008          2,002,568
     600,000   BEAR STEARNS COMPANY INCORPORATED+/-                                          5.31     09/15/2006            600,527
     500,000   BEAR STEARNS COMPANY INCORPORATED+/-                                          5.23     01/16/2007            500,442
   3,000,000   GREATER BAY BANCORP                                                           5.25     03/31/2008          2,972,301
   1,650,000   MERRIL LYNCH+/-                                                               5.23     01/02/2008          1,654,429
   2,500,000   NATIONAL CITY BANK+/-                                                         5.12     02/07/2008          2,501,787
   1,200,000   NEBHELP INCORPORATED SERIES A-2+/-                                            4.58     12/01/2017          1,200,000
   2,000,000   ROSLYN BANCORP INCORPORATED                                                   7.50     12/01/2008          2,074,894
   3,035,000   WACHOVIA CORPORATION                                                          6.30     04/15/2008          3,083,572
   2,710,000   WASHINGTON MUTUAL BANK FA SERIES MTN+/-                                       5.45     07/25/2006          2,710,835
                                                                                                                         24,718,590
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 0.35%
   2,290,000   DOMINION RESOURCES INCORPORATED SERIES D+/-                                   5.26     09/28/2007          2,292,189
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.38%
   2,500,000   AMERICAN HONDA FINANCE CORPORATION SERIES MTN+/-++                            5.20     07/11/2006          2,500,137
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.49%
   1,555,000   GENERAL MILLS INCORPORATED                                                    6.45     10/15/2006          1,560,651
   1,600,000   RUBBERMAID INCORPORATED                                                       6.60     11/15/2006          1,608,291
                                                                                                                          3,168,942
                                                                                                                    ---------------

FORESTRY - 0.10%
     634,000   WEYERHAEUSER COMPANY                                                          6.13     03/15/2007            635,525
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.31%
   2,000,000   BRITISH AEROSPACE FINANCE INCORPORATED++                                      7.00     07/01/2007          2,023,280
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
INSURANCE AGENTS, BROKERS & SERVICE - 0.62%
$  4,000,000   NATIONWIDE LIFE GLOBAL FUNDING I+/-++                                         5.26%    05/15/2007    $     4,005,076
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.43%
   2,840,000   HARTFORD LIFE GLOBAL FUND+/-                                                  5.08     09/15/2009          2,846,376
   3,500,000   UNITRIN INCORPORATED                                                          5.75     07/01/2007          3,494,519
   3,000,000   URC HOLDINGS CORPORATION++                                                    7.88     06/30/2006          3,003,360
                                                                                                                          9,344,255
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS - 0.32%
   2,000,000   BECKMAN COULTER INCORPORATED                                                  7.45     03/04/2008          2,055,350
                                                                                                                    ---------------

METAL MINING - 0.31%
   2,000,000   ALCAN INCORPORATED                                                            6.25     11/01/2008          2,026,578
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.55%
     758,976   3M EMPLOYEE STOCK OWNERSHIP PLAN TRUST++                                      5.62     07/15/2009            759,621
   2,800,000   FORTUNE BRANDS INCORPORATED                                                   6.25     04/01/2008          2,826,992
                                                                                                                          3,586,613
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.39%
   2,500,000   ARAMARK SERVICES                                                              7.10     12/01/2006          2,515,027
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 4.25%
   3,575,000   AMERICAN EXPRESS CENTURION+/-                                                 5.17     07/19/2007          3,579,258
   2,000,000   AMERICAN GENERAL FINANCE SERIES MTNH+/-                                       5.10     04/05/2007          2,001,420
   4,180,000   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     01/09/2007          4,183,423
   3,000,000   JOHN DEERE CAPITAL CORPORATION                                                4.50     08/22/2007          2,966,637
   2,000,000   JOHN HANCOCK GLOBAL FUNDING II+/-++                                           5.16     04/03/2009          2,004,280
   2,325,000   KEYCORP+/-                                                                    5.29     07/23/2007          2,330,183
   2,565,000   MARSHALL & ILSLEY BANK+/-                                                     5.02     10/02/2006          2,554,270
   3,380,000   MORGAN STANLEY+/-                                                             5.36     11/24/2006          3,382,640
     974,340   MORGAN STANLEY DEAN WITTER & COMPANY CORPORATION HELOC TRUST
               SERIES 2003-2 CLASS A+/-                                                      5.34     04/25/2016            974,860
   2,708,583   RENAISSANCE HOME EQUITY LOAN TRUST SERIES 2003-3 CLASS A+/-                   5.58     12/25/2033          2,730,122
     990,821   RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED SERIES 2002-HS3
               CLASS 2A+/-                                                                   5.30     08/25/2032            990,969
                                                                                                                         27,698,062
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.35%
   2,285,000   AVERY DENNISON CORPORATION+/-                                                 5.39     08/10/2007          2,287,660
                                                                                                                    ---------------

REAL ESTATE - 1.37%
   4,000,000   DUKE REALTY CORPORATION+/-                                                    5.20     12/22/2006          4,003,696
   1,900,000   JDN REALTY CORPORATION<<                                                      6.95     08/01/2007          1,903,268
   2,985,005   MELLON RESIDENTIAL FUNDING CORPORATION SERIES 1999-TBC3 CLASS A2+/-           5.57     10/20/2029          3,022,454
                                                                                                                          8,929,418
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.22%
   1,500,000   FORD MOTOR CREDIT COMPANY+/-                                                  5.79     09/28/2007          1,458,601
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $110,965,899)                                                                       110,462,480
                                                                                                                    ---------------

FUNDING AGREEMENT - 0.38%
   2,500,000   MONUMENTAL LIFE INSURANCE COMPANY+/-++                                        5.29     10/20/2006          2,500,000
                                                                                                                    ---------------

TOTAL FUNDING AGREEMENT (COST $2,500,000)                                                                                 2,500,000
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
LOAN PARTICIPATION - 0.68%
$  2,160,857   UNITED STATES DEPARTMENT OF AGRICULTURE - PVT++                               1.43%    06/25/2016    $     2,160,857
   1,441,795   UNITED STATES DEPARTMENT OF AGRICULTURE - PVT SBA GP SERIES D#66++            5.37     09/08/2019          1,441,795
     814,805   UNITED STATES DEPARTMENT OF AGRICULTURE LOAN+/-++                             2.13     10/15/2020            816,842

TOTAL LOAN PARTICIPATION (COST $4,417,539)                                                                                4,419,494
                                                                                                                    ---------------

MUNICIPAL BONDS & NOTES - 7.66%
   2,100,000   CITY OF PHOENIX AZ SERIES A (PROPERTY TAX REVENUE LOC)                        4.00     07/01/2006          2,097,858
   4,700,000   COLORADO STUDENT OBLIGATION BOND AUTHORITY STUDENT LOAN REVENUE+/-ss.         4.64     12/01/2032          4,700,000
     840,000   COOK COUNTY IL SCHOOL DISTRICT #068 SKOKIE (PROPERTY TAX REVENUE)             5.20     12/01/2006            839,311
     875,000   COOK COUNTY IL SCHOOL DISTRICT #068 SKOKIE (PROPERTY TAX REVENUE)             5.20     12/01/2007            872,638
   1,925,000   HARRISBURG PA REDEVELOPMENT AUTHORITY+/-ss.                                   3.74     11/15/2030          1,910,062
   1,340,000   INDIANA BOARD BANK REVENUE                                                    3.40     01/15/2007          1,323,800
     170,000   INDIANA BOARD BANK REVENUE                                                    3.53     07/15/2007            166,586
   4,000,000   INDIANA SECONDARY MARKET FOR EDUCATION LOANS (COLLEGE & UNIVERSITY REVENUE,
               GUARANTEED STUDENT LOANS)+/-ss.                                               5.17     05/01/2046          4,000,000
   2,000,000   LOS ANGELES CA USD ELECTION OF 2005 SERIES D                                  5.05     07/01/2008          1,985,980
   3,000,000   MASSACHUSETTS STATE SERIES D                                                  4.43     01/01/2007          2,984,220
   7,500,000   MISSOURI HIGHER EDUCATION+/-ss.                                               5.02     07/01/2032          7,500,000
   1,350,000   MUNICIPAL ELECTRIC AUTHORITY GA                                               4.95     01/01/2007          1,346,112
   2,825,000   MUSKEGON COUNTY MI                                                            4.00     06/01/2006          2,825,000
   1,000,000   NEW YORK STATE PERSONAL INCOME SERIES B (PROPERTY TAX REVENUE)                2.75     03/15/2008            955,440
   3,000,000   OAKLAND COUNTY MICHIGAN                                                       5.35     04/01/2007          2,996,730
   4,000,000   OHIO STATE HFA MORTGAGE BACKED SERIES G (HOUSING REVENUE, GNMA INSURED)       5.57     09/01/2016          3,980,520
   2,000,000   PENNSYLVANIA STATE HIGHER EDUCATION ASSISTANCE AGENCY STUDENT LOAN REVENUE
               SUB-SERIES E+/-ss.                                                            5.20     11/01/2028          2,000,000
   5,000,000   SOUTH CAROLINA STUDENT LOAN CORPORATION EDUCATIONAL LOAN REVENUE
               SERIES A-4+/-ss.                                                              4.78     06/01/2043          5,000,000
   2,500,000   STATE OF MICHIGAN (PROPERTY TAX REVENUE LOC)                                  3.99     11/01/2007          2,454,125

TOTAL MUNICIPAL BONDS & NOTES (COST $50,110,244)                                                                         49,938,382
                                                                                                                    ---------------

AGENCY NOTES - INTEREST BEARING - 2.26%

FEDERAL HOME LOAN BANK - 1.44%
   5,530,000   FHLB<<                                                                        4.25     05/16/2008          5,421,042
   3,975,000   FHLB<<                                                                        4.60     04/11/2008          3,924,303
                                                                                                                          9,345,345
                                                                                                                    ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.82%
   4,850,000   FHLMC<<                                                                       4.25     06/23/2008          4,749,489
     630,000   FHLMC<<                                                                       4.30     05/05/2008            616,969
                                                                                                                          5,366,458
                                                                                                                    ---------------

TOTAL AGENCY NOTES - INTEREST BEARING (COST $14,793,111)                                                                 14,711,803
                                                                                                                    ---------------

AGENCY SECURITIES - 25.31%

FEDERAL AGENCY & GOVERNMENT - 0.27%
       8,756   SBA #500276+/-                                                                9.13     05/25/2007              8,766
     175,687   SBA #500957+/-                                                                7.50     07/25/2014            183,517
     110,439   SBA #501224+/-                                                                6.00     06/25/2015            112,754
      22,462   SBA #502966+/-                                                                8.98     05/25/2015             23,894
     146,305   SBA #503405+/-                                                                8.13     05/25/2016            155,429
     473,809   SBA #503611+/-                                                                7.63     12/25/2021            505,510

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
FEDERAL AGENCY & GOVERNMENT (CONTINUED)
$     20,805   SBA #503653+/-                                                                8.38%    01/25/2010    $        21,349
     297,347   SBA #503658+/-                                                                8.88     09/25/2010            309,604
     402,075   SBA SERIES 2000-10C CLASS 1                                                   7.88     05/01/2010            414,595
                                                                                                                          1,735,418
                                                                                                                    ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.95%
     309,326   FHLMC #786614+/-<<                                                            6.47     08/01/2025            313,107
     152,033   FHLMC #845151+/-                                                              5.33     06/01/2022            155,467
      19,498   FHLMC #846367+/-                                                              5.81     04/01/2029             19,952
   1,504,808   FHLMC #E90573<<                                                               6.00     07/01/2017          1,515,471
   7,388,221   FHLMC #G11693<<                                                               5.00     05/15/2020          7,258,677
  11,842,770   FHLMC #G11696<<                                                               5.50     05/15/2020         11,658,165
   2,581,892   FHLMC #G90030<<                                                               7.50     07/17/2017          2,670,849
      93,420   FHLMC SERIES 1192 CLASS I                                                     7.50     01/15/2007             93,220
     237,948   FHLMC SERIES 31 CLASS A7+/-                                                   5.33     05/25/2031            237,963
   2,891,764   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-54 CLASS 3A                 7.00     02/25/2043          2,949,192
   3,604,541   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-54 CLASS 4A+/-              5.30     02/25/2043          3,625,504
   5,413,303   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-55 CLASS 1A2                7.00     03/25/2043          5,503,820
   4,095,615   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 1A2                7.00     07/25/2043          4,206,962
   4,891,533   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58 CLASS 4A                 7.50     09/25/2043          5,062,737
                                                                                                                         45,271,086
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.60%
     176,857   FNMA #155506+/-                                                               6.54     04/01/2022            178,473
     533,038   FNMA #190815+/-                                                               4.42     07/01/2017            513,482
      68,760   FNMA #220706+/-                                                               5.36     06/01/2023             70,485
     272,508   FNMA #253482                                                                  8.50     10/01/2030            293,244
      44,839   FNMA #318464+/-                                                               5.38     04/01/2025             45,896
     221,340   FNMA #321051+/-                                                               5.40     08/01/2025            226,837
      60,543   FNMA #331866+/-                                                               6.42     12/01/2025             61,265
     708,606   FNMA #383629                                                                  6.06     05/01/2008            715,249
   3,153,807   FNMA #384459<<                                                                5.29     11/01/2008          3,123,318
     942,884   FNMA #385793                                                                  3.64     07/01/2007            927,420
   4,669,754   FNMA #460223<<                                                                5.95     01/01/2009          4,665,602
  15,000,000   FNMA #460900<<                                                                3.92     01/01/2008         14,745,455
      40,185   FNMA #46698+/-                                                                5.66     12/01/2015             39,949
   1,860,841   FNMA #545643<<                                                                6.17     12/01/2008          1,872,803
   2,331,362   FNMA #545927<<                                                                6.50     12/01/2015          2,371,195
   3,193,921   FNMA #631367<<                                                                5.50     02/01/2017          3,146,131
   4,198,210   FNMA #686043+/-<<                                                             4.42     07/01/2033          4,131,599
   3,550,156   FNMA #693015+/-                                                               4.13     06/01/2033          3,492,258
   1,469,598   FNMA #732003+/-                                                               4.40     09/01/2033          1,438,320
   3,190,414   FNMA #734329+/-<<                                                             4.24     06/01/2033          3,130,761
   3,963,699   FNMA #735572                                                                  5.00     04/01/2014          3,888,197
   5,724,144   FNMA #739757+/-<<                                                             4.04     08/01/2033          5,610,207
   4,710,374   FNMA #741447+/-<<                                                             3.93     10/01/2033          4,577,468
   4,734,039   FNMA #741454+/-<<                                                             4.12     10/01/2033          4,623,160
   3,870,811   FNMA #750805+/-<<                                                             4.70     11/25/2033          3,817,624
   3,353,086   FNMA #783249+/-<<                                                             4.95     04/01/2044          3,362,923

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$ 10,318,486   FNMA #783251+/-<<                                                             4.95%    04/01/2044    $    10,348,759
  10,238,601   FNMA #789463+/-                                                               4.40     06/01/2034          9,956,334
   3,980,130   FNMA #806504+/-<<                                                             4.95     10/01/2034          3,992,418
   3,930,947   FNMA #806505+/-<<                                                             4.95     10/01/2044          3,943,986
   4,491,046   FNMA #834933+/-<<                                                             5.07     07/01/2035          4,438,169
     955,045   FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A3                                   7.50     05/25/2042            980,359
     820,917   FNMA GRANTOR TRUST SERIES 2002-T13 CLASS A1+/-                                5.18     08/25/2032            820,950
     595,222   FNMA GRANTOR TRUST SERIES 2003-T4 CLASS 1A+/-                                 5.19     09/26/2033            595,343
      29,652   FNMA SERIES 1991-146 CLASS Z                                                  8.00     10/25/2006             29,606
     125,327   FNMA SERIES 2001-W1 CLASS AV1+/-                                              5.32     08/25/2031            125,336
   1,428,710   FNMA SERIES 2002-90 CLASS A2                                                  6.50     11/25/2042          1,443,061
   2,450,150   FNMA SERIES 2003-W4 CLASS 3A                                                  7.00     10/25/2042          2,495,386
   2,733,406   FNMA SERIES 2004-W2 CLASS 2A2                                                 7.00     02/25/2044          2,789,756
   1,086,276   FNMA WHOLE LOAN SERIES 2002-W10 CLASS A6                                      7.50     08/25/2042          1,126,143
     474,785   FNMA WHOLE LOAN SERIES 2002-W12 CLASS AV1+/-                                  5.44     02/25/2033            474,870
                                                                                                                        114,629,797
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.03%
     185,675   GNMA #780533                                                                  7.00     07/15/2008            191,494
                                                                                                                    ---------------

STUDENT LOAN MARKETING ASSOCIATION - 0.46%
   3,000,000   SLMA SERIES 1999-3 CLASS CTFS+/-                                              5.02     01/26/2015          3,025,757
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $168,727,536)                                                                             164,853,552
                                                                                                                    ---------------

US TREASURY SECURITIES - 3.34%

US TREASURY NOTES - 3.34%
  10,505,000   US TREASURY NOTE<<                                                            3.00     02/15/2008         10,157,022
   7,925,000   US TREASURY NOTE<<                                                            3.75     05/15/2008          7,737,399
   4,000,000   US TREASURY NOTE<<                                                            3.38     12/15/2008          3,843,752
                                                                                                                         21,738,173
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $22,427,305)                                                                          21,738,173
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 21.73%

COLLATERAL INVESTED IN OTHER ASSETS - 21.73%
     122,493   ABBEY NATIONAL TREASURY SERVICE+/-++                                          5.15     01/16/2007            122,604
   1,817,644   AMERICAN EXPRESS BANK FSB+/-                                                  5.04     01/26/2007          1,817,553
   1,145,906   AMERICAN GENERAL FINANCE CORPORATION+/-++                                     5.11     06/15/2007          1,146,456
   2,586,823   AQUIFER FUNDING LIMITED++                                                     5.03     06/07/2006          2,584,676
     987,850   ATLAS CAPITAL FUNDING CORPORATION+/-++                                        4.98     11/10/2006            987,850
     790,280   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                             5.06     04/25/2007            790,225
     612,072   ATOMIUM FUNDING CORPORATION++                                                 4.87     06/07/2006            611,564
   5,564,519   ATOMIUM FUNDING CORPORATION                                                   5.06     06/15/2006          5,553,668
     268,063   ATOMIUM FUNDING CORPORATION++                                                 5.08     06/19/2006            267,393
  10,471,209   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT (MATURITY VALUE $10,472,695)      5.11     06/01/2006         10,471,209
     209,424   BEAR STEARNS & COMPANY SERIES MTNB+/-                                         5.18     06/19/2006            209,420
   3,951,400   BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY VALUE $3,951,961)   5.11     06/01/2006          3,951,400
     148,533   BETA FINANCE INCORPORATED SERIES MTN+/-++                                     5.14     06/02/2006            148,533
   5,180,285   BHP BILLITON FINANCE USA LIMITED                                              5.05     06/12/2006          5,172,359
  13,406,692   BNP PARIBAS REPURCHASE AGREEMENT (MATURITY VALUE $13,408,595)                 5.11     06/01/2006         13,406,692
     395,140   BUCKINGHAM CDO LLC++                                                          5.07     06/26/2006            393,761

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  1,975,700   BUCKINGHAM CDO LLC                                                            5.06%    07/24/2006    $     1,960,961
   1,580,560   CAIRN HIGH GRADE FUNDING I LLC                                                5.02     06/01/2006          1,580,560
     572,953   CAIRN HIGH GRADE FUNDING I LLC++                                              4.97     06/09/2006            572,317
   1,738,616   CAIRN HIGH GRADE FUNDING I LLC                                                5.04     06/12/2006          1,735,956
     987,850   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/14/2006            986,062
     869,308   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/15/2006            867,613
     869,308   CAIRN HIGH GRADE FUNDING I LLC                                                5.09     06/27/2006            866,152
      27,660   CAIRN HIGH GRADE FUNDING I LLC                                                5.15     07/11/2006             27,505
      79,028   CC USA INCORPORATED SERIES MTN+/-++                                           5.07     07/14/2006             79,029
     479,779   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.00     06/02/2006            479,712
   1,218,612   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.98     06/05/2006          1,217,929
     286,002   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.06     06/09/2006            285,685
     116,448   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.07     06/19/2006            116,157
   1,489,204   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/21/2006          1,485,063
   1,574,633   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/22/2006          1,570,035
   1,620,074   CEDAR SPRINGS CAPITAL COMPANY LLC                                             5.09     06/23/2006          1,615,100
     270,592   CEDAR SPRINGS CAPITAL COMPANY LLC                                             4.97     06/26/2006            269,647
     853,502   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                               5.05     06/13/2006            853,502
     108,663   CREDIT SUISSE FIRST BOSTON+/-                                                 5.21     06/19/2006            108,662
     296,355   CULLINAN FINANCE CORPORATION++                                                5.07     06/02/2006            296,313
   3,988,898   DEER VALLEY FUNDING LLC++                                                     5.04     06/26/2006          3,974,977
   3,058,225   DEER VALLEY FUNDING LLC                                                       5.08     06/27/2006          3,047,124
     128,420   DNB NOR BANK ASA                                                              5.08     07/05/2006            127,809
      49,393   EUREKA SECURITIZATION INCORPORATED++                                          5.06     06/23/2006             49,241
      14,857   FALCON ASSET SECURITIZATION CORPORATION                                       4.91     06/15/2006             14,828
   3,951,400   FCAR OWNER TRUST SERIES II                                                    5.04     06/22/2006          3,939,862
      39,514   FCAR OWNER TRUST SERIES II                                                    5.29     10/03/2006             38,817
   1,975,700   FIVE FINANCE INCORPORATED+/-++                                                5.12     01/25/2007          1,976,470
     131,621   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                              5.20     08/15/2006            130,223
   3,951,400   FOX TROT CDO LIMITED                                                          5.06     06/26/2006          3,937,609
     632,224   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.16     06/16/2006            632,224
     474,563   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.06     09/18/2006            474,758
   1,082,288   GEORGE STREET FINANCE LLC++                                                   5.03     06/08/2006          1,081,238
   2,015,214   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     06/30/2006          2,015,214
     987,850   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.21     08/16/2006            987,850
      64,210   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.34     08/18/2006             64,230
      35,365   GRAMPIAN FUNDING LIMITED                                                      4.85     07/03/2006             35,207
     474,168   HARRIER FINANCE FUNDING LLC                                                   5.04     06/29/2006            472,319
     288,452   HBOS TREASURY SERVICES PLC+/-++                                               4.98     06/30/2006            288,418
   3,319,176   ING USA ANNUITY & LIFE INSURANCE+/-                                           5.22     06/06/2006          3,319,176
   5,927,099   JP MORGAN CHASE SECURITES CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $5,927,941)                                                   5.11     06/01/2006          5,927,099
     198,005   K2 USA LLC SERIES MTN+/-++                                                    5.13     07/24/2006            198,024
   2,528,896   KAUPTHING BANK HF+/-++                                                        5.14     03/20/2007          2,525,659
     144,463   KLIO FUNDING CORPORATION++                                                    5.06     06/22/2006            144,041
      71,599   KLIO FUNDING CORPORATION++                                                    5.14     07/26/2006             71,044
     625,111   KLIO II FUNDING CORPORATION++                                                 4.98     06/30/2006            622,586

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     79,028   LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                          4.98%    06/02/2006    $        79,028
   2,677,705   LEXINGTON PARKER CAPITAL CORPORATION++                                        5.07     06/02/2006          2,677,331
   1,975,700   LIQUID FUNDING LIMITED++                                                      5.09     06/30/2006          1,967,718
   1,066,878   LIQUID FUNDING LIMITED+/-++                                                   5.06     08/14/2006          1,066,878
   1,382,990   LIQUID FUNDING LIMITED+/-++                                                   4.99     12/01/2006          1,382,990
     217,327   MERRILL LYNCH & COMPANY+/-                                                    5.09     06/06/2006            217,327
   2,765,980   MORGAN STANLEY+/-                                                             5.13     10/10/2006          2,765,980
   1,975,700   MORGAN STANLEY+/-                                                             5.13     10/30/2006          1,975,700
     607,528   MORGAN STANLEY SERIES EXL+/-                                                  5.11     08/13/2010            607,686
      59,271   NATIONWIDE BUILDING SOCIETY+/-++                                              5.20     07/21/2006             59,276
     102,223   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     4.57     06/15/2006            102,023
      84,362   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.06     06/19/2006             84,151
     330,732   NORTH SEA FUNDING LLC                                                         4.97     06/21/2006            329,813
     441,569   OLD LINE FUNDING CORPORATION++                                                5.02     06/15/2006            440,708
      25,210   PERRY GLOBAL FUNDING LLC                                                      4.80     06/12/2006             25,171
     119,767   PERRY GLOBAL FUNDING LLC SERIES A                                             5.07     06/23/2006            119,399
      35,563   PERRY GLOBAL FUNDING LLC SERIES A++                                           5.17     08/10/2006             35,210
   1,815,866   RACERS TRUST 2004-6-MM+/-++                                                   5.10     05/22/2006          1,816,211
     183,543   REGENCY MARKETS LLC                                                           5.05     06/13/2006            183,236
   1,975,700   REGENCY MARKETS LLC++                                                         5.05     06/15/2006          1,971,847
     987,850   ROYAL BANK OF SCOTLAND PLC+/-++                                               5.22     11/24/2006            988,255
     125,062   ROYAL BANK OF SCOTLAND PLC+/-                                                 5.22     11/24/2006            125,113
     987,850   SEDNA FINANCE INCORPORATED+/-++                                               4.83     12/08/2006            987,959
     790,280   SLM CORPORATION+/-++                                                          5.08     05/04/2007            790,217
     494,992   TANGO FINANCE CORPORATION SERIES MTN+/-++                                     5.13     10/25/2006            495,135
      37,657   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                             4.93     06/06/2006             37,630
   2,468,676   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                               4.91     06/26/2006          2,460,061
     345,313   THUNDER BAY FUNDING INCORPORATED++                                            5.13     07/07/2006            343,572
      47,812   TICONDEROGA FUNDING LLC                                                       5.07     06/01/2006             47,812
   4,741,680   TIERRA ALTA FUNDING I LIMITED                                                 5.04     06/15/2006          4,732,433
   3,951,400   TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                                     5.26     07/11/2006          3,951,400
     759,420   TRAVELERS INSURANCE COMPANY+/-                                                5.15     02/09/2007            759,404
   1,975,700   UNICREDITO ITALIANO NEW YORK SERIES+/-                                        4.92     06/30/2006          1,975,105
     987,850   UNICREDITO ITALIANO SERIES LIB+/-++                                           5.09     03/09/2007            987,909
     987,850   VERSAILLES CDS LLC                                                            5.07     06/21/2006            985,104
     987,850   VERSAILLES CDS LLC                                                            5.02     06/26/2006            984,402
     604,564   VERSAILLES CDS LLC                                                            5.05     06/27/2006            602,370
      82,979   VERSAILLES CDS LLC++                                                          5.05     06/28/2006             82,667
     481,201   WHISTLEJACKET CAPITAL LIMITED                                                 5.03     06/26/2006            479,522
      47,219   WHITE PINE FINANCE LLC                                                        5.14     08/04/2006             46,791
   1,027,364   WHITE PINE FINANCE LLC SERIES MTN1+/-++                                       5.07     06/12/2006          1,027,374
      27,818   YORKTOWN CAPITAL LLC                                                          5.16     07/06/2006             27,682
                                                                                                                        141,530,970
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $141,530,970)                                                             141,530,970
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
SHORT-TERM INVESTMENTS - 4.65%
  30,333,185   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                          $    30,333,185
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $30,333,185)                                                                          30,333,185
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $796,629,158)*                        121.31%                                                                 $   790,232,412

OTHER ASSETS AND LIABILITIES, NET           (21.31)                                                                    (138,834,783)
                                            ------                                                                  ---------------
TOTAL NET ASSETS                            100.00%                                                                 $   651,397,629
                                            ======                                                                  ===============

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $30,333,185.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $796,629,188 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $    695,901
      GROSS UNREALIZED DEPRECIATION                                  (7,092,677)
                                                                   ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                   $ (6,396,776)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
ASSET BACKED SECURITIES - 11.02%
$  1,858,000   ADVANTA BUSINESS CARD MASTER TRUST SERIES 2006-A1 CLASS A1                    5.15%    10/20/2010    $     1,849,337
   2,579,000   ADVANTA BUSINESS CARD MASTER TRUST SERIES 2006-A3 CLASS A                     5.30     05/21/2012          2,574,114
     156,569   AMERICREDIT AUTOMOBILE RECEIVABLES TRUST SERIES 2002-C CLASS A4               3.55     02/12/2009            155,020
   5,406,403   AMERICREDIT AUTOMOBILE RECEIVABLES TRUST SERIES 2003-DM CLASS A4              2.84     08/06/2010          5,304,959
   2,123,000   AMERICREDIT AUTOMOBILE RECEIVABLES TRUST SERIES 2006-1 CLASS A3               5.11     10/06/2010          2,107,445
   2,789,337   AMERIQUEST MORTGAGE SECURITIES INCORPORATED SERIES 2004-R12 CLASS A3+/-       5.36     01/25/2035          2,792,152
     473,611   ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC SERIES 2003-1 CLASS A1          2.89     07/20/2011            455,211
   3,227,000   BRAZOS HIGHER EDUCATION AUTHORITY INCORPORATED SERIES 2006-1 CLASS A2R+/-     5.03     12/01/2041          3,222,802
   1,630,530   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-1 CLASS A3                   2.00     11/15/2007          1,614,199
   1,329,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-2 CLASS A2                   3.35     02/15/2008          1,315,620
   2,497,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2006-1 CLASS A3                   5.03     10/15/2009          2,478,434
   3,109,000   CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2003-C4 CLASS C4               6.00     08/15/2013          3,145,383
   1,000,000   CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2005-A7 CLASS A7               4.70     06/15/2015            956,841
   2,854,000   CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2006-A6 CLASS A                5.30     02/18/2014          2,836,054
   3,128,000   CAPITAL ONE PRIME AUTO RECEIVABLES TRUST SERIES 2006-1 CLASS A3               4.99     09/15/2010          3,104,715
   3,177,000   CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-NC3 CLASS A1B+/-                   5.24     06/25/2035          3,178,154
   2,046,000   CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-OPT2 CLASS A1B+/-                  5.23     05/25/2035          2,046,445
   3,010,000   CHASE CREDIT CARD MASTER TRUST SERIES 2003-3 CLASS A+/-                       5.19     10/15/2010          3,016,357
   4,331,000   CHASE ISSUANCE TRUST SERIES 2006-A3 CLASS A3+/-                               5.07     07/15/2011          4,331,693
   1,912,166   CHASE MANHATTAN AUTO OWNER TRUST SERIES 2003-A CLASS A4                       2.06     12/15/2009          1,872,348
   1,176,789   CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3                       2.08     05/15/2008          1,167,046
   2,498,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2005-B1 CLASS B1                   4.40     09/15/2010          2,434,360
   3,625,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2006-A4 CLASS A4                   5.45     05/10/2013          3,610,618
   2,702,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2006-A5 CLASS A5                   5.30     05/20/2011          2,694,084
   1,102,000   COMED TRANSITIONAL FUNDING TRUST SERIES 1998-1 CLASS A7                       5.74     12/25/2010          1,106,835
   4,896,000   COUNTRYWIDE ASSET-BACKED CERFITICATES SERIES 2006-S1 CLASS A2                 5.55     08/25/2021          4,863,426
   1,773,473   COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2005-12 CLASS 1A1+/-             5.23     02/25/2036          1,773,783
   1,107,324   COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2005-BC4 CLASS 2A1+/-            5.20     08/25/2035          1,107,578
   2,432,000   DB MASTER FINANCE LLC SERIES 2006-1 CLASS A2++                                5.78     06/20/2031          2,424,590
   1,844,793   ENCORE CREDIT RECEIVABLES TRUST SERIES 2005-3 CLASS 2A1+/-                    5.20     10/25/2035          1,845,041
      83,946   FORD CREDIT AUTO OWNER TRUST SERIES 2005-A CLASS A2                           3.08     07/15/2007             83,866
   6,362,000   FORD CREDIT AUTO OWNER TRUST SERIES 2005-A CLASS A3                           3.48     11/15/2008          6,292,856
   2,843,000   FORD CREDIT AUTO OWNER TRUST SERIES 2005-B CLASS A3                           4.17     01/15/2009          2,813,726
   5,197,000   FORD CREDIT AUTO OWNER TRUST SERIES 2006-A CLASS A4                           5.07     12/15/2010          5,142,512
     887,000   FRANKLIN AUTO TRUST SERIES 2005-1 CLASS A2                                    4.84     09/22/2008            884,727
   1,242,000   HARLEY DAVIDSON MOTORCYCLE TRUST SERIES 2006-2 CLASS A2                       5.35     03/15/2013          1,241,801
   5,451,226   HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2004-2 CLASS A3                     3.30     06/16/2008          5,399,627
   2,494,000   HYUNDAI AUTO RECEIVABLES TRUST SERIES 2005-A CLASS A4                         4.18     02/15/2012          2,406,251
   3,164,000   JP MORGAN MORTGAGE ACQUISITION CORPORATION SERIES 2005-OPT2 CLASS A3+/-       5.32     12/25/2035          3,171,518
   1,985,139   MASSACHUSETTS RRB SPECIAL PURPOSE TRUST SERIES 2001-1 CLASS A                 6.53     06/01/2015          2,052,371
     824,359   MASTER ASSET BACKED SECURITIES TRUST SERIES 2004-FRE1 CLASS A2+/-             5.42     07/25/2034            824,665
     576,523   MASTER ASSET BACKED SECURITIES TRUST SERIES 2004-OPT2 CLASS A2+/-             5.43     09/25/2034            577,617
   2,187,021   MASTER ASSET BACKED SECURITIES TRUST SERIES 2005-AB1 CLASS A1B+/-             5.14     11/25/2035          2,172,532
   1,767,347   MERRILL LYNCH MORTGAGE INVESTORS INCORPORATED SERIES 2005-SD1 CLASS A1+/-     5.26     05/25/2046          1,767,761
   2,265,000   METRIS MASTER TRUST SERIES 1999-2 CLASS A+/-                                  5.60     01/20/2010          2,265,768
   2,222,280   MORGAN STANLEY ABS CAPITAL I SERIES 2004-WMC2 CLASS A2+/-                     5.44     07/25/2034          2,222,224
   3,947,479   MORGAN STANLEY ABS CAPITAL I SERIES 2006-NC1 CLASS A1+/-                      5.16     12/25/2035          3,947,647
   1,296,000   MORGAN STANLEY HOME EQUITY LOANS SERIES 2006-2 CLASS A2+/-                    5.19     02/25/2036          1,296,681

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
ASSET BACKED SECURITIES (CONTINUED)
$    491,601   NATIONAL CITY AUTO RECEIVABLES TRUST SERIES 2004-A CLASS A3                   2.11%    07/15/2008    $       487,079
   1,756,000   NISSAN AUTO LEASE TRUST SERIES 2005-A CLASS A2                                4.61     01/15/2008          1,750,976
     827,154   NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2005-B CLASS A2                    3.75     09/17/2007            825,024
   1,247,000   NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2006-A CLASS A4                    4.77     07/15/2011          1,224,403
   1,334,000   NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2006-B CLASS A3                    5.16     02/15/2010          1,327,948
   1,991,000   NORTHSTAR EDUCATION FINANCE INCORPORATED SERIES 2005-1 CLASS A5++             4.74     01/01/2043          1,952,534
   1,027,000   NOVASTAR HOME EQUITY LOAN SERIES 2005-2 CLASS A2B+/-                          5.23     10/25/2035          1,027,282
   5,555,409   NOVASTAR HOME EQUITY LOAN SERIES 2005-4 CLASS A2A+/-                          5.17     01/25/2036          5,556,290
   2,690,007   OPTION ONE MORTGAGE LOAN TRUST SERIES 2006-1 CLASS 2A1+/-                     5.15     01/25/2036          2,690,353
   1,564,503   OWNIT MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 2006-1 CLASS AF1+/-      5.42     12/25/2036          1,554,237
   1,535,000   PECO ENERGY TRANSITION TRUST SERIES 2001-A CLASS A1                           6.52     12/31/2010          1,587,908
   3,150,000   PG&E ENERGY RECOVERY FUNDING LLC SERIES 2005-1 CLASS A2                       3.87     06/25/2011          3,073,147
   1,250,000   PG&E ENERGY RECOVERY FUNDING LLC SERIES 2005-1 CLASS A4                       4.37     06/25/2014          1,187,154
   4,474,000   PG&E ENERGY RECOVERY FUNDING LLC SERIES 2005-2 CLASS A1                       4.85     06/25/2011          4,437,923
   2,228,000   PG&E ENERGY RECOVERY FUNDING LLC SERIES 2005-2 CLASS A3                       5.12     12/25/2014          2,175,101
     355,719   RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RS3
               CLASS A2+/-                                                                   5.44     04/25/2033            356,534
   2,595,000   SLM STUDENT LOAN TRUST SERIES 2004-1 CLASS A2+/-                              5.24     07/25/2018          2,603,932
   1,349,000   SLM STUDENT LOAN TRUST SERIES 2004-1 CLASS A6++                               3.46     07/25/2039          1,280,822
   2,100,000   SLM STUDENT LOAN TRUST SERIES 2005-7 CLASS A3                                 4.41     07/25/2025          2,059,281
   6,248,000   SLM STUDENT LOAN TRUST SERIES 2005-8 CLASS A4                                 4.25     01/25/2028          6,083,865
   2,787,856   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-11 CLASS A4+/-             5.17     01/25/2036          2,788,000
   1,546,000   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-11 CLASS A6+/-             5.30     01/25/2036          1,548,755
     358,290   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-5 CLASS A2+/-              5.17     06/25/2035            358,304
   3,127,000   TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2006-A CLASS A3                     4.77     01/12/2011          3,089,041
   1,766,000   USAA AUTO OWNER TRUST SERIES 2005-3 CLASS A2                                  4.52     06/16/2008          1,758,472
   3,177,000   WACHOVIA AUTO OWNER TRUST SERIES 2005-B CLASS A2                              4.82     02/20/2009          3,166,273
     496,372   WFS FINANCIAL OWNER TRUST SERIES 2003-1 CLASS A4                              2.74     09/20/2010            490,517
     775,786   WFS FINANCIAL OWNER TRUST SERIES 2003-4 CLASS A4                              3.15     05/20/2011            761,303
     600,000   WFS FINANCIAL OWNER TRUST SERIES 2005-3 CLASS A3A                             4.25     06/17/2010            592,266
     201,066   WORLD OMNI AUTO RECEIVABLES TRUST SERIES 2003-B CLASS A3                      2.20     01/15/2008            200,273

TOTAL ASSET BACKED SECURITIES (COST $175,048,059)                                                                       173,943,791
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 19.89%
   1,172,000   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2002-PB2 CLASS B      6.31     06/11/2035          1,204,651
     876,000   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-1 CLASS A4       4.76     11/10/2039            821,001
     716,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2004-ESA CLASS B++         4.89     05/14/2016            702,754
   4,952,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2004-ESA CLASS C++         4.94     05/14/2016          4,866,980
   4,378,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2005-PWR8 CLASS AAB        4.58     06/11/2041          4,098,385
   3,030,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2006-T22 CLASS AM+/-       5.47     04/12/2038          2,953,857
   3,004,000   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2006-C7 CLASS A1          5.54     06/10/2046          3,003,531
   2,617,000   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-1 CLASS E+/-        7.09     05/15/2032          2,703,326
     680,000   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-C1 CLASS C          7.71     08/15/2033            728,619
   1,211,116   COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-J4 CLASS 2A1B+/-               5.20     07/25/2035          1,210,617
   3,797,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CP4 CLASS A4      6.18     12/15/2035          3,881,962
   2,423,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2002-CKP1 CLASS A3     6.44     12/15/2035          2,506,070
   5,238,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2002-CKS4 CLASS A2     5.18     11/15/2036          5,103,542
   3,035,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2002-CP3 CLASS A3      5.60     07/15/2035          3,020,110
   5,503,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-C4 CLASS A4+/-    5.14     08/15/2036          5,298,572
  10,734,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2004-C2 CLASS A2+/-    5.42     05/15/2036         10,451,805

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  3,071,000   DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 1999-CG2 CLASS A1B                 7.30%    06/10/2032    $     3,207,132
  26,891,469   FHLB SERIES VN-2015 CLASS A                                                   5.46     11/27/2015         26,513,308
   4,927,886   FHLMC SERIES 2515 CLASS MG<<                                                  4.00     09/15/2017          4,677,000
   4,155,084   FHLMC SERIES 2941 CLASS WA<<                                                  5.00     11/15/2024          4,108,098
   5,838,676   FHLMC SERIES 2948 CLASS QA<<                                                  5.00     10/15/2025          5,769,716
     503,030   FHLMC SERIES 3000 CLASS PA                                                    3.90     01/15/2023            483,427
   8,176,225   FHLMC SERIES 3014 CLASS NA<<                                                  4.50     11/15/2025          7,986,454
   4,105,000   FHLMC SERIES 3017 CLASS TA                                                    4.50     08/15/2035          3,896,174
   4,738,605   FHLMC SERIES 3020 CLASS MA<<                                                  5.50     04/15/2027          4,721,028
   3,338,103   FHLMC SERIES 3026 CLASS GJ                                                    4.50     02/15/2029          3,252,937
   7,894,000   FHLMC SERIES 3068 CLASS AK<<                                                  4.50     03/15/2027          7,289,500
   7,622,985   FHLMC SERIES 3086 CLASS PA<<                                                  5.50     05/15/2026          7,596,490
   9,456,000   FHLMC SERIES 3117 CLASS PC                                                    5.00     06/15/2031          9,109,601
  11,024,613   FHLMC SERIES 3117 CLASS PN<<                                                  5.00     11/15/2021         10,920,715
   2,420,000   FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 1999-C4 CLASS A2         7.39     12/15/2031          2,541,120
   1,574,000   FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 2001-C4 CLASS B          6.42     12/12/2033          1,628,459
     394,174   FNMA GRANTOR TRUST SERIES 2002-T11 CLASS A                                    4.77     04/25/2012            386,688
   1,272,455   FNMA GRANTOR TRUST SERIES 2003-T1 CLASS A                                     3.81     11/25/2012          1,207,907
   9,222,800   FNMA SERIES 2003-34 CLASS QJ<<                                                4.50     01/25/2016          9,010,789
   3,437,267   FNMA SERIES 2003-35 CLASS MG                                                  4.50     07/25/2015          3,387,910
   2,039,291   FNMA SERIES 2004-69 CLASS CT<<                                                4.50     06/25/2018          1,969,509
   6,412,561   FNMA SERIES 2005-61 CLASS ED<<                                                5.50     04/25/2026          6,375,136
   4,417,463   FNMA SERIES 2005-63 CLASS HA                                                  5.00     04/25/2023          4,314,019
   3,889,858   FNMA SERIES 2006-16 CLASS EV                                                  5.50     02/25/2017          3,816,315
   4,014,751   FNMA SERIES 2006-18 CLASS PA                                                  5.50     01/25/2026          3,988,314
   9,898,000   FNMA SERIES 2006-29 CLASS PA<<                                                5.50     08/25/2026          9,850,652
   3,953,000   FNMA SERIES 2006-31 CLASS PA                                                  5.50     11/25/2026          3,931,664
   2,531,000   FNMA SERIES 2006-41 CLASS MA                                                  5.50     04/25/2024          2,519,436
   6,423,000   FNMA SERIES 2006-53 CLASS PD                                                  5.50     12/25/2034          6,145,506
   3,797,000   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-3 CLASS A2             6.07     06/10/2038          3,870,177
   3,281,000   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2002-2A CLASS A3            5.35     08/11/2036          3,224,291
   1,481,000   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2002-3A CLASS A2            5.00     12/10/2037          1,429,835
   1,250,000   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2003-C2 CLASS A4            5.15     07/10/2037          1,206,787
   6,627,000   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2004-C3 CLASS A4+/-         5.19     07/10/2039          6,367,511
   1,556,139   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 1997-C1 CLASS A3      6.87     07/15/2029          1,571,885
   1,245,000   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2002-C2 CLASS A3      5.71     10/15/2038          1,246,478
   7,019,000   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2003-C3 CLASS A4      5.02     04/10/2040          6,697,688
   1,328,801   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C1 CLASS A1      3.12     03/10/2038          1,283,825
     516,113   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C2 CLASS A1      3.90     08/10/2038            502,126
   3,012,000   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2006-C1
               CLASS A4+/-                                                                   5.24     11/10/2045          2,877,702
   1,776,682   GNMA SERIES 2006-8 CLASS A                                                    3.94     08/16/2025          1,710,237
   1,051,000   GS MORTGAGE SECURITIES CORPORATION SERIES II 1998-C1 CLASS B                  6.97     10/18/2030          1,080,214
   6,704,000   GS MORTGAGE SECURITIES CORPORATION SERIES II 1998-GLII CLASS A2               6.56     04/13/2031          6,804,858
     594,000   HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET SERIES 1999-PH1 CLASS C+/-         6.88     05/15/2031            614,248
   3,384,000   JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
               SERIES 2003-CB7 CLASS A4+/-                                                   4.88     01/12/2038          3,203,851
   3,033,000   JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
               SERIES 2006-CB14 CLASS A3B+/-                                                 5.49     12/12/2044          2,976,630

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  1,451,475   LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 1999-C2 CLASS A1                  7.11%    10/15/2032    $     1,456,099
     397,000   LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 1999-C2 CLASS B                   7.43     10/15/2032            418,367
   6,032,000   LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C7 CLASS A4+/-                   4.93     09/15/2035          5,751,996
   3,550,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2004-KEY2 CLASS A4+/-                     4.86     08/12/2039          3,313,360
   1,686,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CIP1 CLASS AM+/-                     5.11     07/12/2038          1,592,349
   2,336,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CKI1 CLASS A6+/-                     5.24     11/12/2037          2,248,233
   3,058,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2005-MCP1 CLASS AM+/-                     4.81     06/12/2043          2,828,585
   2,746,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2006-C1 CLASS AM+/-                       5.84     05/12/2039          2,719,853
   3,298,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2006-C1 CLASS B+/-                        5.84     05/12/2039          3,247,323
   8,571,000   MORGAN STANLEY CAPITAL I SERIES 2003-T11 CLASS A4                             5.15     06/13/2041          8,261,408
   1,000,000   MORGAN STANLEY CAPITAL I SERIES 2004-HQ4 CLASS A2                             3.92     04/14/2040            971,383
   2,993,000   MORGAN STANLEY CAPITAL I SERIES 2005-HQ6 CLASS A4A                            4.99     08/13/2042          2,818,390
   2,950,000   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2001-C2 CLASS A3              6.50     10/13/2011          3,053,927
   2,770,988   SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE SERIES 2005-BC4 CLASS A2A+/-     5.19     09/25/2036          2,771,729
     147,035   STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-2 CLASS A+/-              5.60     02/25/2028            147,611
   1,330,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C6 CLASS A3               4.96     08/15/2035          1,290,018
   1,610,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C8 CLASS A3               4.45     11/15/2035          1,537,320
   2,418,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2004-C10 CLASS A4              4.75     02/15/2041          2,257,046
   3,032,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2004-C15 CLASS A4              4.80     10/15/2041          2,822,755
   2,174,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C21 CLASS A4+/-           5.20     10/15/2044          2,086,546
   2,628,000   WASHINGTON MUTUAL ASSET SECURITIES CORPORATION SERIES 2005-C1A
               CLASS AJ+/-++                                                                 5.19     05/25/2036          2,558,415

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $318,887,786)                                                           313,981,842
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 16.83%

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.29%
   2,415,000   DAIMLERCHRYSLER NA HOLDINGS                                                   5.75     05/18/2009          2,402,971
   2,135,000   DAIMLERCHRYSLER NA HOLDINGS                                                   5.88     03/15/2011          2,111,637
                                                                                                                          4,514,608
                                                                                                                    ---------------

BUSINESS SERVICES - 0.43%
   4,910,000   GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                              6.00     06/15/2012          4,988,511
   1,805,000   INTERNATIONAL LEASE FINANCE CORPORATION SERIES MTN+/-                         5.43     05/24/2010          1,806,222
                                                                                                                          6,794,733
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 0.52%
   2,170,000   CHEMTURA CORPORATION<<                                                        6.88     06/01/2016          2,104,900
   1,880,000   TEVA PHARMACEUTICAL FINANCE LLC                                               6.15     02/01/2036          1,702,556
   4,585,000   WYETH                                                                         5.50     02/15/2016          4,395,135
                                                                                                                          8,202,591
                                                                                                                    ---------------

COMMUNICATIONS - 2.99%
   1,055,000   AMERICA MOVIL SA DE CV                                                        6.38     03/01/2035            935,789
   2,000,000   AOL TIME WARNER INCORPORATED                                                  7.70     05/01/2032          2,148,302
   1,039,000   AT&T CORPORATION                                                              7.30     11/15/2011          1,110,226
   1,810,000   AT&T INCORPORATED                                                             6.15     09/15/2034          1,666,896
   1,215,000   AT&T INCORPORATED                                                             6.80     05/15/2036          1,208,621
   1,985,000   CINGULAR WIRELESS SERVICES                                                    8.13     05/01/2012          2,200,823
   2,035,000   COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED<<                          8.38     03/15/2013          2,268,874
   2,805,000   COMCAST CORPORATION                                                           5.90     03/15/2016          2,710,808
   1,225,000   COMCAST CORPORATION                                                           5.65     06/15/2035          1,035,229

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COMMUNICATIONS (CONTINUED)
$    590,000   EMBARQ CORPORATION                                                            6.74%    06/01/2013    $       590,740
   1,810,000   EMBARQ CORPORATION                                                            7.08     06/01/2016          1,812,154
   1,900,000   NEWS AMERICA INCORPORATED++                                                   6.40     12/15/2035          1,753,010
   3,890,000   SBC COMMUNICATIONS                                                            5.10     09/15/2014          3,633,727
   4,920,000   SPRINT CAPITAL CORPORATION                                                    6.00     01/15/2007          4,931,690
   2,830,000   SPRINT CAPITAL CORPORATION                                                    6.13     11/15/2008          2,863,388
   1,410,000   SPRINT CAPITAL CORPORATION<<                                                  7.63     01/30/2011          1,509,796
     760,000   SPRINT CAPITAL CORPORATION                                                    8.75     03/15/2032            924,878
   1,310,000   TIME WARNER ENTERTAINMENT COMPANY LP                                          8.38     07/15/2033          1,476,649
   1,875,000   VERIZON COMMUNICATIONS INCORPORATED                                           5.35     02/15/2011          1,834,423
   2,290,000   VERIZON COMMUNICATIONS INCORPORATED                                           5.55     02/15/2016          2,159,433
   1,205,000   VERIZON GLOBAL FUNDING CORPORATION                                            5.85     09/15/2035          1,041,139
   3,165,000   VERIZON WIRELESS CAPITAL LLC                                                  5.38     12/15/2006          3,163,120
   1,085,000   VIACOM INCORPORATED++                                                         5.75     04/30/2011          1,069,868
   3,245,000   VIACOM INCORPORATED++                                                         6.25     04/30/2016          3,162,863
                                                                                                                         47,212,446
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 1.84%
   2,420,000   BAC CAPITAL TRUST XI                                                          6.63     05/23/2036          2,411,791
   3,050,000   BANK OF AMERICA CORPORATION                                                   4.25     10/01/2010          2,897,293
   3,040,000   BANK OF AMERICA CORPORATION                                                   5.38     06/15/2014          2,953,454
   1,800,000   BB&T CAPITAL TRUST II                                                         6.75     06/07/2036          1,792,890
   3,750,000   CITIGROUP INCORPORATED                                                        5.13     02/14/2011          3,678,562
   4,545,000   CITIGROUP INCORPORATED                                                        5.00     09/15/2014          4,283,113
   3,015,000   JP MORGAN CHASE & COMPANY                                                     5.60     06/01/2011          3,008,313
   1,435,000   JP MORGAN CHASE & COMPANY                                                     5.13     09/15/2014          1,357,463
   2,495,000   PNC FUNDING CORPORATION                                                       5.25     11/15/2015          2,369,302
   1,150,000   WACHOVIA CORPORATION                                                          5.50     08/01/2035          1,005,767
   2,120,000   WASHINGTON MUTUAL BANK FA                                                     5.13     01/15/2015          1,977,595
   1,407,000   WASHINGTON MUTUAL INCORPORATED<<                                              4.00     01/15/2009          1,353,444
                                                                                                                         29,088,987
                                                                                                                    ---------------

ELECTRIC UTILITIES - 0.31%
   4,745,000   PROGRESS ENERGY INCORPORATED<<                                                6.85     04/15/2012          4,966,373
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 1.18%
   1,685,000   ALLEGHENY ENERGY SUPPLY++                                                     8.25     04/15/2012          1,807,162
   1,771,000   AMERICAN ELECTRIC POWER SERIES C<<                                            5.38     03/15/2010          1,749,629
   1,155,000   DOMINION RESOURCES INCORPORATED<<                                             5.95     06/15/2035          1,041,921
   3,375,000   DPL INCORPORATED                                                              6.88     09/01/2011          3,500,759
   1,880,000   DUKE CAPITAL LLC                                                              8.00     10/01/2019          2,150,267
   2,855,000   KANSAS GAS & ELECTRIC                                                         5.65     03/29/2021          2,697,804
   1,745,000   NEVADA POWER COMPANY++                                                        5.95     03/15/2016          1,674,314
   1,220,000   ONCOR ELECTRIC DELIVERY                                                       6.38     01/15/2015          1,232,764
   2,535,000   PUBLIC SERVICE COMPANY OF COLORADO                                            7.88     10/01/2012          2,817,569
                                                                                                                         18,672,189
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 0.23%
   2,495,000   CISCO SYSTEMS INCORPORATED                                                    5.50     02/22/2016          2,405,694
   1,230,000   MIDAMERICAN ENERGY HOLDINGS++<<                                               6.13     04/01/2036          1,160,044
                                                                                                                          3,565,738
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
FINANCIAL SERVICES - 0.26%
$  3,989,000   CAPITAL ONE FINANCIAL CORPORATION                                             8.75%    02/01/2007    $     4,070,340
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.32%
   1,790,000   KRAFT FOODS INCORPORATED                                                      5.63     11/01/2011          1,771,581
   1,050,000   KRAFT FOODS INCORPORATED                                                      6.50     11/01/2031          1,055,126
   2,205,000   TYSON FOODS INCORPORATED                                                      6.60     04/01/2016          2,172,948
                                                                                                                          4,999,655
                                                                                                                    ---------------

FOOD STORES - 0.15%
   1,360,000   DELHAIZE AMERICA INCORPORATED                                                 9.00     04/15/2031          1,524,604
     480,000   KROGER COMPANY                                                                7.50     04/01/2031            506,829
     375,000   SAFEWAY INCORPORATED                                                          7.25     02/01/2031            383,217
                                                                                                                          2,414,650
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.24%
   2,790,000   CREDIT SUISSE FIRST BOSTON USA INCORPORATED<<                                 4.88     08/15/2010          2,707,034
   5,780,000   GOLDMAN SACHS GROUP INCORPORATED<<                                            5.13     01/15/2015          5,425,287
   5,105,000   MERRILL LYNCH & COMPANY<<                                                     4.25     02/08/2010          4,872,069
   7,065,000   MORGAN STANLEY                                                                4.00     01/15/2010          6,659,229
                                                                                                                         19,663,619
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.07%
   1,067,000   MARSH & MCLENNAN COMPANIES INCORPORATED                                       5.15     09/15/2010          1,033,904
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.12%
   1,600,000   AMBAC FINANCIAL GROUP INCORPORATED<<                                          5.95     12/05/2035          1,483,162
   5,960,000   AMERICAN INTERNATIONAL GROUP++                                                4.70     10/01/2010          5,753,140
   1,340,000   GE GLOBAL INSURANCE HOLDINGS                                                  7.00     02/15/2026          1,413,443
   3,765,000   INTERNATIONAL LEASE FINANCE CORPORATION SERIES MTN<<                          5.45     03/24/2011          3,716,047
     775,000   LIBERTY MUTUAL INSURANCE COMPANY++                                            7.88     10/15/2026            832,938
   1,870,000   UNITEDHEALTH GROUP                                                            5.38     03/15/2016          1,772,324
   1,565,000   UNUMPROVIDENT FINANCE COMPANY++                                               6.85     11/15/2015          1,547,294
   1,230,000   WELLPOINT INCORPORATED                                                        5.85     01/15/2036          1,112,025
                                                                                                                         17,630,373
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS - 0.34%
   1,825,000   ALLERGAN INCORPORATED++                                                       5.75     04/01/2016          1,791,389
   1,235,000   BOSTON SCIENTIFIC CORPORATION                                                 7.00     11/15/2035          1,224,279
   2,555,000   XEROX CORPORATION<<                                                           6.40     03/15/2016          2,440,025
                                                                                                                          5,455,693
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.33%
   3,645,000   MOHAWK INDUSTRIES INCORPORATED                                                5.75     01/15/2011          3,589,822
   1,630,000   TYCO INTERNATIONAL GROUP SA                                                   6.38     10/15/2011          1,668,937
                                                                                                                          5,258,759
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.42%
   2,885,000   CAPITAL ONE BANK SERIES BKNT                                                  4.88     05/15/2008          2,847,965
   2,490,000   CAPITAL ONE FINANCIAL                                                         5.50     06/01/2015          2,381,130
   2,590,000   CIT GROUP INCORPORATED                                                        4.75     08/15/2008          2,546,493
   1,810,000   COUNTRYWIDE FINANCIAL CORPORATION                                             6.25     05/15/2016          1,800,896
   3,889,000   GENERAL ELECTRIC CAPITAL CORPORATION                                          3.75     12/15/2009          3,668,556
   1,635,000   GENERAL ELECTRIC CAPITAL CORPORATION                                          4.88     03/04/2015          1,537,479
   2,900,000   HSBC FINANCE CAPITAL TRUST IX+/-<<                                            5.91     11/30/2035          2,793,312

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS (CONTINUED)
$  7,735,000   HSBC FINANCE CORPORATION<<                                                    4.75%    04/15/2010    $     7,488,834
   2,445,000   RESIDENTIAL CAPITAL CORPORATION                                               6.50     04/17/2013          2,391,122
   1,875,000   RESIDENTIAL CAPITAL CORPORATION+/-                                            6.34     06/29/2007          1,881,004
   4,025,000   RESIDENTIAL CAPITAL CORPORATION                                               6.13     11/21/2008          3,981,220
   1,870,000   RESIDENTIAL CAPITAL CORPORATION                                               6.00     02/22/2011          1,813,206
   3,130,000   SLM CORPORATION SERIES MTN+/-<<                                               5.12     03/15/2011          3,129,505
                                                                                                                         38,260,722
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 0.82%
   1,495,000   CONOCOPHILLIPS                                                                5.90     10/15/2032          1,440,745
   1,410,000   HALLIBURTON COMPANY                                                           5.50     10/15/2010          1,402,891
   2,747,000   HALLIBURTON COMPANY                                                           8.75     02/15/2021          3,394,506
   3,610,000   LAZARD GROUP LLC                                                              7.13     05/15/2015          3,702,026
     405,000   PEMEX PROJECT FUNDING MASTER TRUST                                            7.38     12/15/2014            418,365
   1,155,000   PEMEX PROJECT FUNDING MASTER TRUST<<                                          6.63     06/15/2035          1,048,163
   1,645,000   XTO ENERGY INCORPORATED                                                       6.10     04/01/2036          1,532,107
                                                                                                                         12,938,803
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.23%
   3,750,000   INTERNATIONAL PAPER COMPANY<<                                                 5.85     10/30/2012          3,690,442
                                                                                                                    ---------------

PIPELINES, EXCEPT NATURAL GAS - 0.48%
   2,905,000   DUKE CAPITAL LLC                                                              7.50     10/01/2009          3,061,100
     775,000   KINDER MORGAN ENERGY PARTNERS LP                                              5.00     12/15/2013            707,425
   1,305,000   KINDER MORGAN ENERGY PARTNERS LP                                              5.13     11/15/2014          1,184,207
   1,210,000   KINDER MORGAN ENERGY PARTNERS LP                                              5.80     03/15/2035          1,028,438
   1,640,000   MAGELLAN MIDSTREAM PARTNERS<<                                                 5.65     10/15/2016          1,571,655
                                                                                                                          7,552,825
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.12%
   1,785,000   NORFOLK SOUTHERN CORPORATION                                                  7.05     05/01/2037          1,940,011
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.55%
   2,795,000   DEVELOPERS DIVERS REALTY                                                      5.38     10/15/2012          2,692,600
     860,000   PROLOGIS++                                                                    5.25     11/15/2010            838,928
   2,455,000   PROLOGIS 2006                                                                 5.50     04/01/2012          2,396,453
   2,755,000   SIMON PROPERTY GROUP LP                                                       6.10     05/01/2016          2,734,249
                                                                                                                          8,662,230
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.46%
   1,225,000   GOLDMAN SACHS GROUP INCORPORATED                                              6.45     05/01/2036          1,184,078
   3,025,000   MERRILL LYNCH & COMPANY                                                       6.05     05/16/2016          3,011,578
   3,155,000   MORGAN STANLEY                                                                5.38     10/15/2015          3,009,923
                                                                                                                          7,205,579
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.13%
     925,000   DAIMLERCHRYSLER NA HOLDING CORPORATION<<                                      6.50     11/15/2013            932,081
     940,000   DAIMLERCHRYSLER NA HOLDING CORPORATION                                        8.50     01/18/2031          1,077,449
                                                                                                                          2,009,530
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $273,424,452)                                                                       265,804,800
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
FOREIGN GOVERNMENT BONDS - 1.77%
$  1,875,000   CANADIAN NATIONAL RAILWAY COMAPNY                                             6.20%    06/01/2036    $     1,877,269
   1,445,000   CELULOSA ARAUCO CONSTITUTION                                                  5.63     04/20/2015          1,357,374
   1,810,000   CHILE GOVERNMENT INTERNATIONAL BOND                                           5.50     01/15/2013          1,774,343
   2,420,000   DEUTCHE TELEKOM INTERNATIONAL FINANCE<<                                       5.75     03/23/2016          2,300,611
   1,675,000   HSBC HOLDINGS PLC                                                             6.50     05/02/2036          1,659,612
     960,000   KINDER MORGAN FINANCE                                                         5.70     01/05/2016            854,451
   1,285,000   PETRO-CANADA                                                                  5.95     05/15/2035          1,182,190
   3,135,000   RESONA BANK LIMITED+/-++<<                                                    5.85     09/29/2049          2,987,263
   3,100,000   UNITED MEXICAN STATES<<                                                       5.63     01/15/2017          2,883,000
   1,490,000   UNITED MEXICAN STATES SERIES MTNA                                             5.88     01/15/2014          1,443,810
   1,445,000   UNITED MEXICAN STATES SERIES MTNA                                             7.50     04/08/2033          1,512,915
   6,780,000   VODAFONE GROUP PLC                                                            5.50     06/15/2011          6,654,116
   1,570,000   XL CAPITAL LIMITED                                                            6.38     11/15/2024          1,483,083

TOTAL FOREIGN GOVERNMENT BONDS@ (COST $28,827,632)                                                                       27,970,037
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS - 0.27%
   1,000,000   BRITISH TELECOM PLC                                                           8.88     12/15/2030          1,230,460
     620,000   CODELCO INCORPORATED++<<                                                      5.63     09/21/2035            555,141
   1,270,000   EMPRESA NACIONAL ELECTRIC                                                     8.63     08/01/2015          1,413,495
   1,035,000   ENCANA CORPORATION                                                            6.50     08/15/2034          1,038,741

TOTAL FOREIGN CORPORATE BONDS@ (COST $4,563,700)                                                                          4,237,837
                                                                                                                    ---------------

AGENCY SECURITIES - 44.69%

FEDERAL HOME LOAN BANK - 0.15%
   2,439,246   FHLB SERIES TQ-2015 CLASS A                                                   5.07     10/20/2015          2,351,586
                                                                                                                    ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 17.90%
  28,957,000   FHLMC<<                                                                       6.63     09/15/2009         30,066,430
  14,422,000   FHLMC<<                                                                       4.13     07/12/2010         13,769,130
   2,290,532   FHLMC #1G0926+/-                                                              5.37     04/01/2036          2,253,753
   1,251,034   FHLMC #1G0927+/-<<                                                            5.56     04/01/2036          1,239,487
   9,760,543   FHLMC #A46083<<                                                               5.00     07/01/2035          9,156,431
   2,506,956   FHLMC #B11827<<                                                               4.50     01/01/2019          2,376,957
   4,358,843   FHLMC #B12454<<                                                               4.50     02/01/2019          4,128,661
   2,355,292   FHLMC #B14028<<                                                               4.50     05/01/2019          2,230,914
   1,921,358   FHLMC #B14859                                                                 4.50     05/01/2019          1,819,895
   4,981,848   FHLMC #B17430<<                                                               4.50     12/01/2019          4,718,766
     554,321   FHLMC #B19212                                                                 5.50     04/01/2020            545,842
   4,608,971   FHLMC #B19389<<                                                               5.50     05/01/2020          4,538,468
   2,689,988   FHLMC #E01279                                                                 5.50     01/01/2018          2,654,384
   6,731,572   FHLMC #E01497<<                                                               5.50     11/01/2018          6,638,606
  26,098,697   FHLMC #G02083<<                                                               4.50     07/01/2035         23,746,818
   1,218,632   FHLMC #G08083<<                                                               4.50     08/01/2035          1,108,815
   2,969,035   FHLMC #G11594                                                                 5.50     08/01/2019          2,927,809
   4,836,563   FHLMC #G11628<<                                                               4.50     11/01/2019          4,581,153
   7,843,119   FHLMC #G11658<<                                                               5.50     01/01/2020          7,727,460
  15,492,614   FHLMC #G11720<<                                                               4.50     08/01/2020         14,674,478
   3,715,148   FHLMC #G11881<<                                                               4.50     04/01/2020          3,518,958
  13,628,807   FHLMC #G11917<<                                                               4.50     08/01/2020         12,922,084

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$  2,182,307   FHLMC #J02089<<                                                               5.50%    06/01/2020    $     2,148,925
   1,903,053   FHLMC #J02372<<                                                               5.50     05/01/2020          1,876,629
   1,892,105   FHLMC #J02373<<                                                               5.50     05/01/2020          1,865,833
   8,241,000   FHLMC SERIES 2631 CLASS MT                                                    3.50     01/15/2022          8,057,919
  15,686,000   FHLMC SERIES 2645 CLASS MK<<                                                  3.50     07/15/2022         15,271,763
     323,890   FHLMC SERIES 2727 CLASS PW                                                    3.57     06/15/2029            311,769
   4,562,420   FHLMC SERIES 2731 CLASS PK<<                                                  3.50     05/15/2026          4,422,155
   2,527,205   FHLMC SERIES 2736 CLASS DB<<                                                  3.30     11/15/2026          2,416,820
   6,120,911   FHLMC SERIES 2890 CLASS AP<<                                                  3.75     12/15/2011          5,924,104
   6,481,402   FHLMC SERIES 2893 CLASS PA<<                                                  4.00     04/15/2025          6,312,411
   4,206,552   FHLMC SERIES 2957 CLASS KJ<<                                                  4.50     10/15/2024          4,121,275
   3,192,115   FHLMC SERIES 2960 CLASS EH                                                    4.50     05/15/2024          3,131,135
   5,587,197   FHLMC SERIES 2963 CLASS WL<<                                                  4.50     07/15/2025          5,468,791
   3,983,259   FHLMC SERIES 2982 CLASS LC<<                                                  4.50     01/15/2025          3,899,525
   6,182,758   FHLMC SERIES 3035 CLASS DM<<                                                  5.50     11/15/2025          6,160,722
   8,825,000   FHLMC SERIES 3044 CLASS MD<<                                                  5.50     02/15/2035          8,441,965
   9,308,626   FHLMC SERIES 3059 CLASS CA<<                                                  5.00     03/15/2025          9,197,259
  22,293,000   FHLMC TBA%%                                                                   5.50     07/01/2021         21,923,783
  14,303,000   FHLMC TBA%%                                                                   6.50     08/01/2036         14,405,810
                                                                                                                        282,703,892
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 23.22%
  14,418,000   FNMA<<                                                                        6.00     05/15/2011         14,784,419
   7,751,530   FNMA #190337<<                                                                5.00     07/01/2033          7,302,025
   2,802,568   FNMA #254918<<                                                                4.50     09/01/2033          2,558,823
   2,671,049   FNMA #460667<<                                                                6.03     06/01/2017          2,724,725
   1,728,094   FNMA #461454<<                                                                5.04     08/01/2018          1,641,074
   4,103,399   FNMA #555531<<                                                                5.50     06/01/2033          3,967,126
   4,188,922   FNMA #678915<<                                                                5.50     01/01/2033          4,050,964
   5,691,827   FNMA #683901<<                                                                5.50     01/01/2033          5,504,372
  10,095,538   FNMA #688017<<                                                                5.50     03/01/2033          9,760,267
  17,629,675   FNMA #693471<<                                                                5.50     03/01/2033         17,044,196
   1,748,530   FNMA #699613<<                                                                5.50     06/01/2033          1,690,461
   1,797,886   FNMA #710654<<                                                                5.50     05/01/2033          1,738,178
   4,860,120   FNMA #712328<<                                                                5.50     05/01/2033          4,698,716
  46,281,295   FNMA #725424<<                                                                5.50     04/01/2034         44,744,298
   1,897,652   FNMA #725564                                                                  4.51     04/01/2009          1,849,248
   4,454,340   FNMA #734830<<                                                                4.50     08/01/2033          4,066,937
  14,494,411   FNMA #735212<<                                                                5.00     12/01/2034         13,637,279
   1,917,172   FNMA #745047                                                                  4.50     09/01/2035          1,750,432
   1,332,740   FNMA #745295<<                                                                4.65     10/01/2012          1,284,532
   4,224,113   FNMA #745390+/-<<                                                             5.24     02/01/2036          4,187,397
   2,271,362   FNMA #747539<<                                                                5.50     11/01/2033          2,195,930
   6,662,517   FNMA #762872<<                                                                4.50     10/01/2033          6,083,064
   2,847,444   FNMA #815422<<                                                                4.50     02/01/2035          2,589,911
   3,980,590   FNMA #815426<<                                                                4.50     02/01/2035          3,628,255
   3,730,617   FNMA #839193+/-<<                                                             5.00     12/01/2035          3,669,920
   6,049,072   FNMA #845566+/-<<                                                             5.00     01/01/2036          5,955,195
   8,145,243   FNMA #848005+/-<<                                                             5.11     12/01/2035          8,034,540

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  2,433,918   FNMA #850840+/-<<                                                             5.33%    12/01/2035    $     2,396,281
   3,690,970   FNMA #865850+/-<<                                                             5.83     03/01/2036          3,677,273
   1,173,539   FNMA #870567+/-<<                                                             5.52     04/01/2036          1,159,062
   2,012,939   FNMA SERIES 2003-113 CLASS PN<<                                               3.50     02/25/2013          1,962,537
   9,201,938   FNMA SERIES 2003-63 CLASS QP<<                                                3.50     10/25/2031          8,456,513
  14,296,569   FNMA SERIES 2003-76 CLASS DE<<                                                4.00     09/25/2031         13,246,526
   6,966,031   FNMA SERIES 2003-92 CLASS KQ<<                                                3.50     06/25/2023          6,777,654
     454,000   FNMA SERIES 2003-92 CLASS NM                                                  3.50     04/25/2013            442,975
   4,936,793   FNMA SERIES 2005-45 CLASS BA<<                                                4.50     11/25/2014          4,873,434
  19,450,215   FNMA SERIES 2005-51 CLASS KC<<                                                4.50     01/25/2025         19,016,810
   9,628,697   FNMA SERIES 2005-65 CLASS WG<<                                                4.50     08/25/2026          9,435,762
  20,202,738   FNMA SERIES 2005-77 CLASS BX<<                                                4.50     07/25/2028         19,766,540
  36,583,000   FNMA TBA%%                                                                    5.50     06/01/2032         35,222,551
  34,781,000   FNMA TBA%%                                                                    5.50     07/01/2033         33,465,861
   6,018,000   FNMA TBA%%                                                                    6.50     07/01/2033          6,065,013
  19,826,000   FNMA TBA%%                                                                    6.00     06/01/2034         19,578,175
                                                                                                                        366,685,251
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.42%
   1,585,179   GNMA #3402                                                                    5.00     06/20/2033          1,499,492
   8,518,521   GNMA #782052<<                                                                6.00     04/15/2034          8,495,133
   6,616,390   GNMA #782083<<                                                                6.50     07/20/2035          6,707,036
   1,177,314   GNMA SERIES 2006-3 CLASS A                                                    4.21     01/16/2028          1,135,095
  35,765,000   GNMA TBA%%                                                                    6.50     06/01/2036         36,141,641
                                                                                                                         53,978,397
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $716,401,965)                                                                             705,719,126
                                                                                                                    ---------------

US TREASURY SECURITIES - 12.67%

US TREASURY BONDS - 5.99%
  43,915,000   US TREASURY BOND<<                                                            6.25     08/15/2023         48,248,181
  14,841,000   US TREASURY BOND<<                                                            6.00     02/15/2026         16,000,453
  16,227,000   US TREASURY BOND<<                                                            6.25     05/15/2030         18,273,127
   1,540,000   US TREASURY BOND<<                                                            5.38     02/15/2031          1,557,565
  11,662,000   US TREASURY BOND<<                                                            4.50     02/15/2036         10,419,274
                                                                                                                         94,498,600
                                                                                                                    ---------------

US TREASURY NOTES - 6.68%
     159,000   US TREASURY NOTE<<                                                            4.63     02/29/2008            157,863
  21,418,000   US TREASURY NOTE<<                                                            4.88     04/30/2008         21,352,739
   7,381,000   US TREASURY NOTE<<                                                            4.38     12/15/2010          7,184,363
   8,435,000   US TREASURY NOTE<<                                                            4.25     01/15/2011          8,161,520
   3,441,000   US TREASURY NOTE<<                                                            4.50     02/28/2011          3,363,041
  20,658,000   US TREASURY NOTE<<                                                            4.75     03/31/2011         20,398,164
   5,243,000   US TREASURY NOTE<<                                                            4.88     04/30/2011          5,204,291
  10,584,000   US TREASURY NOTE                                                              4.88     05/31/2011         10,511,235
   2,899,000   US TREASURY NOTE<<                                                            4.25     11/15/2014          2,728,458
   8,133,000   US TREASURY NOTE<<                                                            4.50     11/15/2015          7,747,000

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
US TREASURY NOTES (CONTINUED)
$  3,656,000   US TREASURY NOTE<<                                                            4.50%    02/15/2016    $     3,479,627
  15,239,000   US TREASURY NOTE<<                                                            5.13     05/15/2016         15,250,902
                                                                                                                        105,539,203
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $207,418,594)                                                                        200,037,803
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 49.27%

COLLATERAL INVESTED IN OTHER ASSETS - 49.27%
     673,285   ABBEY NATIONAL TREASURY SERVICE+/-++                                          5.15     01/16/2007            673,891
   9,990,677   AMERICAN EXPRESS BANK FSB+/-                                                  5.04     01/26/2007          9,990,177
   6,298,470   AMERICAN GENERAL FINANCE CORPORATION+/-++                                     5.11     06/15/2007          6,301,493
  14,218,470   AQUIFER FUNDING LIMITED++                                                     5.03     06/07/2006         14,206,669
   5,429,716   ATLAS CAPITAL FUNDING CORPORATION+/-++                                        4.98     11/10/2006          5,429,716
   4,343,772   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                             5.06     04/25/2007          4,343,468
   3,364,252   ATOMIUM FUNDING CORPORATION++                                                 4.87     06/07/2006          3,361,459
  30,585,371   ATOMIUM FUNDING CORPORATION                                                   5.06     06/15/2006         30,525,729
   1,473,408   ATOMIUM FUNDING CORPORATION++                                                 5.08     06/19/2006          1,469,724
  57,554,985   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT (MATURITY VALUE $57,563,155)      5.11     06/01/2006         57,554,985
   1,151,100   BEAR STEARNS & COMPANY SERIES MTNB+/-                                         5.18     06/19/2006          1,151,077
  21,718,862   BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY VALUE $21,721,945)  5.11     06/01/2006         21,718,862
     816,412   BETA FINANCE INCORPORATED SERIES MTN+/-++                                     5.14     06/02/2006            816,412
  28,473,429   BHP BILLITON FINANCE USA LIMITED                                              5.05     06/12/2006         28,429,864
  73,689,864   BNP PARIBAS REPURCHASE AGREEMENT (MATURITY VALUE $73,700,323)                 5.11     06/01/2006         73,689,864
   2,171,886   BUCKINGHAM CDO LLC++                                                          5.07     06/26/2006          2,164,306
  10,859,431   BUCKINGHAM CDO LLC                                                            5.06     07/24/2006         10,778,420
   8,687,545   CAIRN HIGH GRADE FUNDING I LLC                                                5.02     06/01/2006          8,687,545
   3,149,235   CAIRN HIGH GRADE FUNDING I LLC++                                              4.97     06/09/2006          3,145,739
   9,556,299   CAIRN HIGH GRADE FUNDING I LLC                                                5.04     06/12/2006          9,541,678
   5,429,716   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/14/2006          5,419,888
   4,778,150   CAIRN HIGH GRADE FUNDING I LLC++                                              5.04     06/15/2006          4,768,832
   4,778,150   CAIRN HIGH GRADE FUNDING I LLC                                                5.09     06/27/2006          4,760,805
     152,032   CAIRN HIGH GRADE FUNDING I LLC                                                5.15     07/11/2006            151,181
     434,377   CC USA INCORPORATED SERIES MTN+/-++                                           5.07     07/14/2006            434,382
   2,637,104   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.00     06/02/2006          2,636,735
   6,698,097   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.98     06/05/2006          6,694,346
   1,572,011   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.06     06/09/2006          1,570,266
     640,055   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           5.07     06/19/2006            638,455
   8,185,405   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/21/2006          8,162,649
   8,654,967   CEDAR SPRINGS CAPITAL COMPANY LLC++                                           4.89     06/22/2006          8,629,694
   8,904,734   CEDAR SPRINGS CAPITAL COMPANY LLC                                             5.09     06/23/2006          8,877,396
   1,487,308   CEDAR SPRINGS CAPITAL COMPANY LLC                                             4.97     06/26/2006          1,482,117
   4,691,274   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                               5.05     06/13/2006          4,691,274
     597,269   CREDIT SUISSE FIRST BOSTON+/-                                                 5.21     06/19/2006            597,263
   1,628,915   CULLINAN FINANCE CORPORATION++                                                5.07     06/02/2006          1,628,687
  21,924,974   DEER VALLEY FUNDING LLC++                                                     5.04     06/26/2006         21,848,456
  16,809,531   DEER VALLEY FUNDING LLC                                                       5.08     06/27/2006         16,748,512
     705,863   DNB NOR BANK ASA                                                              5.08     07/05/2006            702,503
     271,486   EUREKA SECURITIZATION INCORPORATED++                                          5.06     06/23/2006            270,652
      81,663   FALCON ASSET SECURITIZATION CORPORATION                                       4.91     06/15/2006             81,504

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 21,718,862   FCAR OWNER TRUST SERIES II                                                    5.04%    06/22/2006    $    21,655,443
     217,189   FCAR OWNER TRUST SERIES II                                                    5.29     10/03/2006            213,357
  10,859,431   FIVE FINANCE INCORPORATED+/-++                                                5.12     01/25/2007         10,863,666
     723,455   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                              5.20     08/15/2006            715,772
  21,718,862   FOX TROT CDO LIMITED                                                          5.06     06/26/2006         21,643,064
   3,475,018   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.16     06/16/2006          3,475,018
   2,608,435   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                                 5.06     09/18/2006          2,609,505
   5,948,796   GEORGE STREET FINANCE LLC++                                                   5.03     06/08/2006          5,943,026
  11,076,620   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.16     06/30/2006         11,076,620
   5,429,716   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.21     08/16/2006          5,429,716
     352,932   GOLDMAN SACHS GROUP INCORPORATED+/-                                           5.34     08/18/2006            353,041
     194,384   GRAMPIAN FUNDING LIMITED                                                      4.85     07/03/2006            193,513
   2,606,263   HARRIER FINANCE FUNDING LLC                                                   5.04     06/29/2006          2,596,099
   1,585,477   HBOS TREASURY SERVICES PLC+/-++                                               4.98     06/30/2006          1,585,287
  18,243,844   ING USA ANNUITY & LIFE INSURANCE+/-                                           5.22     06/06/2006         18,243,844
  32,578,294   JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
               (MATURITY VALUE $32,582,918)                                                  5.11     06/01/2006         32,578,294
   1,088,332   K2 USA LLC SERIES MTN+/-++                                                    5.13     07/24/2006          1,088,441
  13,900,072   KAUPTHING BANK HF+/-++                                                        5.14     03/20/2007         13,882,280
     794,042   KLIO FUNDING CORPORATION++                                                    5.06     06/22/2006            791,723
     393,546   KLIO FUNDING CORPORATION++                                                    5.14     07/26/2006            390,496
   3,435,924   KLIO II FUNDING CORPORATION++                                                 4.98     06/30/2006          3,422,043
     434,377   LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                          4.98     06/02/2006            434,377
  14,718,004   LEXINGTON PARKER CAPITAL CORPORATION++                                        5.07     06/02/2006         14,715,944
  10,859,431   LIQUID FUNDING LIMITED++                                                      5.09     06/30/2006         10,815,559
   5,864,093   LIQUID FUNDING LIMITED+/-++                                                   5.06     08/14/2006          5,864,093
   7,601,602   LIQUID FUNDING LIMITED+/-++                                                   4.99     12/01/2006          7,601,602
   1,194,537   MERRILL LYNCH & COMPANY+/-                                                    5.09     06/06/2006          1,194,537
  15,203,204   MORGAN STANLEY+/-                                                             5.13     10/10/2006         15,203,204
  10,859,431   MORGAN STANLEY+/-                                                             5.13     10/30/2006         10,859,431
   3,339,275   MORGAN STANLEY SERIES EXL+/-                                                  5.11     08/13/2010          3,340,143
     325,783   NATIONWIDE BUILDING SOCIETY+/-++                                              5.20     07/21/2006            325,809
     561,867   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     4.57     06/15/2006            560,771
     463,698   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                                     5.06     06/19/2006            462,538
   1,817,869   NORTH SEA FUNDING LLC                                                         4.97     06/21/2006          1,812,815
   2,427,083   OLD LINE FUNDING CORPORATION++                                                5.02     06/15/2006          2,422,350
     138,566   PERRY GLOBAL FUNDING LLC                                                      4.80     06/12/2006            138,354
     658,299   PERRY GLOBAL FUNDING LLC SERIES A                                             5.07     06/23/2006            656,278
     195,470   PERRY GLOBAL FUNDING LLC SERIES A++                                           5.17     08/10/2006            193,531
   9,980,903   RACERS TRUST 2004-6-MM+/-++                                                   5.10     05/22/2006          9,982,800
   1,008,841   REGENCY MARKETS LLC                                                           5.05     06/13/2006          1,007,156
  10,859,431   REGENCY MARKETS LLC++                                                         5.05     06/15/2006         10,838,255
   5,429,716   ROYAL BANK OF SCOTLAND PLC+/-++                                               5.22     11/24/2006          5,431,942
     687,402   ROYAL BANK OF SCOTLAND PLC+/-                                                 5.22     11/24/2006            687,684
   5,429,716   SEDNA FINANCE INCORPORATED+/-++                                               4.83     12/08/2006          5,430,313
   4,343,772   SLM CORPORATION+/-++                                                          5.08     05/04/2007          4,343,425
   2,720,722   TANGO FINANCE CORPORATION SERIES MTN+/-++                                     5.13     10/25/2006          2,721,511

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS   PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    206,981   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                             4.93%    06/06/2006    $       206,836
  13,569,076   THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                               4.91     06/26/2006         13,521,720
   1,898,011   THUNDER BAY FUNDING INCORPORATED++                                            5.13     07/07/2006          1,888,445
     262,798   TICONDEROGA FUNDING LLC                                                       5.07     06/01/2006            262,798
  26,062,635   TIERRA ALTA FUNDING I LIMITED                                                 5.04     06/15/2006         26,011,813
  21,718,862   TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                                     5.26     07/11/2006         21,718,862
   4,174,148   TRAVELERS INSURANCE COMPANY+/-                                                5.15     02/09/2007          4,174,065
  10,859,431   UNICREDITO ITALIANO NEW YORK SERIES+/-                                        4.92     06/30/2006         10,856,163
   5,429,716   UNICREDITO ITALIANO SERIES LIB+/-++                                           5.09     03/09/2007          5,430,041
   5,429,716   VERSAILLES CDS LLC                                                            5.07     06/21/2006          5,414,621
   5,429,716   VERSAILLES CDS LLC                                                            5.02     06/26/2006          5,410,766
   3,322,986   VERSAILLES CDS LLC                                                            5.05     06/27/2006          3,310,924
     456,096   VERSAILLES CDS LLC++                                                          5.05     06/28/2006            454,381
   2,644,923   WHISTLEJACKET CAPITAL LIMITED                                                 5.03     06/26/2006          2,635,692
     259,540   WHITE PINE FINANCE LLC                                                        5.14     08/04/2006            257,186
   5,646,904   WHITE PINE FINANCE LLC SERIES MTN1+/-++                                       5.07     06/12/2006          5,646,961
     152,901   YORKTOWN CAPITAL LLC                                                          5.16     07/06/2006            152,152
                                                                                                                        777,924,771
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $777,924,771)                                                             777,924,771
                                                                                                                    ---------------

REPURCHASE AGREEMENTS - 5.90%
  14,162,000   BEAR STEARNS & COMPANY INCORPORATED - 102% COLLATERALIZED BY
               US GOVERNMENT SECURITIES (MATURITY VALUE $14,163,998)                         5.08     06/01/2006         14,162,000
  29,000,000   COUNTRYWIDE SECURITIES - 102% COLLATERALIZED BY US GOVERNMENT
               SECURITIES (MATURITY VALUE $29,004,092)                                       5.08     06/01/2006         29,000,000
  50,000,000   GREENWICH CAPITAL MARKETS - 102% COLLATERALIZED BY US GOVERNMENT
               SECURITIES (MATURITY VALUE $50,007,056)                                       5.08     06/01/2006         50,000,000
                                                                                                                         93,162,000
                                                                                                                    ---------------

TOTAL REPURCHASE AGREEMENTS (COST $93,162,000)                                                                           93,162,000
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,595,658,959)*                      162.27%                                                                 $ 2,562,782,007
OTHER ASSETS AND LIABILITIES, NET           (62.27)                                                                    (983,474,524)
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $ 1,579,307,483
                                            ======                                                                  ===============

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,598,317,279 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                               $     149,615
      GROSS UNREALIZED DEPRECIATION                                 (35,684,887)
                                                                  -------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                  $ (35,535,272)

+    NON-INCOME EARNING SECURITIES.

PORTFOLIO OF INVESTMENTS--MAY 31, 2006   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

    TOTAL RETURN BOND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          INTEREST
PRINCIPAL      SECURITY NAME                                                                RATE    MATURITY DATE        VALUE
SCHEDULE OF TBA SALE COMMITMENTS - (1.10%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (1.10%)
$(12,035,000)  FHLMC TBA%%+                                                                  4.50%    06/01/2034    $   (10,936,806)
  (6,867,000)  FNMA TBA%%+                                                                   5.00     07/01/2036         (6,439,955)
                                                                                                                        (17,376,761)
                                                                                                                    ---------------

TOTAL TBA SALE COMMITMENTS (TOTAL PROCEED $(17,466,517))                                                            $   (17,376,761)
                                                                                                                    ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            STATEMENTS OF ASSETS AND LIABILITIES
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                           --MAY 31, 2006
--------------------------------------------------------------------------------

                                                                   INFLATION-           MANAGED                               TOTAL
                                                                    PROTECTED             FIXED            STABLE            RETURN
                                                                         BOND            INCOME            INCOME              BOND
                                                                    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ...........................   $  241,772,982    $  941,803,277    $  618,368,257    $1,784,857,236
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ................      118,515,572       382,836,389       141,530,970       777,924,771
  INVESTMENTS IN AFFILIATES ................................          962,401           475,750        30,333,185                 0
                                                               --------------    --------------    --------------    --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .........      361,250,955     1,325,115,416       790,232,412     2,562,782,007
                                                               --------------    --------------    --------------    --------------
  CASH .....................................................                0           366,001           104,500           100,472
  RECEIVABLE FOR INVESTMENTS SOLD ..........................        3,295,569           139,922            44,742       390,041,489
  RECEIVABLES FOR DIVIDENDS AND INTEREST ...................        1,872,300         8,307,068         3,495,778        10,692,742
  UNREALIZED APPRECIATION ON INTEREST RATE SWAPS ...........                0                 0           334,634                 0
                                                               --------------    --------------    --------------    --------------
TOTAL ASSETS ...............................................      366,418,824     1,333,928,407       794,212,066     2,963,616,710
                                                               --------------    --------------    --------------    --------------
LIABILITIES
  TBA SALES COMMITMENTS, AT FAIR VALUE .....................                0                 0                 0        17,376,761
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ..                0           209,844            28,813                 0
  PAYABLE FOR INVESTMENTS PURCHASED ........................                0         2,718,262           986,810       588,733,136
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ....          100,105           134,381           225,080           241,802
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ..            2,952             3,266             3,266             3,267
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ...................      118,515,572       382,836,389       141,530,970       777,924,771
  ACCRUED EXPENSES AND OTHER LIABILITIES ...................           77,695            35,214            39,498            29,490
                                                               --------------    --------------    --------------    --------------
TOTAL LIABILITIES ..........................................      118,696,324       385,937,356       142,814,437     1,384,309,227
                                                               --------------    --------------    --------------    --------------
TOTAL NET ASSETS ...........................................   $  247,722,500    $  947,991,051    $  651,397,629    $1,579,307,483
                                                               ==============    ==============    ==============    ==============
INVESTMENTS AT COST ........................................   $  370,481,952    $1,344,657,124    $  796,629,158    $2,595,658,959
                                                               ==============    ==============    ==============    ==============
SECURITIES ON LOAN, AT MARKET VALUE ........................   $  115,834,020    $  374,067,997    $  138,393,470    $  759,544,297
                                                               ==============    ==============    ==============    ==============

(1) EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED MAY 31, 2006          WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                   INFLATION-           MANAGED                               TOTAL
                                                                    PROTECTED             FIXED            STABLE            RETURN
                                                                         BOND            INCOME            INCOME              BOND
                                                                    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INTEREST ................................................   $    9,120,960    $   46,260,219    $   29,678,549    $   62,088,494
   INCOME FROM AFFILIATED SECURITIES .......................          323,977           618,159           803,124                 0
   SECURITIES LENDING INCOME, NET ..........................           59,391           226,336            69,646           685,560
                                                               --------------    --------------    --------------    --------------
TOTAL INVESTMENT INCOME ....................................        9,504,328        47,104,714        30,551,319        62,774,054
                                                               --------------    --------------    --------------    --------------
EXPENSES

   ADVISORY FEES ...........................................          889,310         3,863,991         2,837,056         5,152,229
   CUSTODY FEES ............................................           39,483           180,700           129,353           257,799
   PROFESSIONAL FEES .......................................           28,841            33,630            37,851            42,369
   SHAREHOLDER REPORTS .....................................           54,454             5,000             4,000            23,446
   TRUSTEES' FEES ..........................................            7,792             7,792             7,792             7,792
   OTHER FEES AND EXPENSES .................................           10,363            11,710            12,284            35,243
                                                               --------------    --------------    --------------    --------------
TOTAL EXPENSES .............................................        1,030,243         4,102,823         3,028,336         5,518,878
                                                               --------------    --------------    --------------    --------------
LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ............               (2)       (2,399,088)         (195,173)                0
   NET EXPENSES ............................................        1,030,241         1,703,735         2,833,163         5,518,878
                                                               --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS) ...............................        8,474,087        45,400,979        27,718,156        57,255,176
                                                               --------------    --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
   TRANSLATION .............................................       (2,204,635)        3,418,321          (547,003)      (31,310,671)
   FUTURES TRANSACTIONS ....................................           97,321        (3,459,316)         (316,385)                0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ....                0            11,021            14,961                 0
                                                               --------------    --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........       (2,107,314)          (29,974)         (848,427)      (31,310,671)
                                                               --------------    --------------    --------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
   TRANSLATION .............................................       (9,230,997)      (37,412,454)       (8,314,000)      (32,876,953)
   FUTURES TRANSACTIONS ....................................                0          (447,084)         (395,657)                0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ....                0                 0           308,471            89,756
                                                               --------------    --------------    --------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
INVESTMENTS ................................................       (9,230,997)      (37,859,538)       (8,401,186)      (32,787,197)
                                                               ==============    ==============    ==============    ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .....      (11,338,311)      (37,889,512)       (9,249,613)      (64,097,868)
                                                               --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS .................................................   $   (2,864,224)   $    7,511,467    $   18,468,543    $   (6,842,692)
                                                               ==============    ==============    ==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         INFLATION-PROTECTED           MANAGED FIXED INCOME
                                                                           BOND PORTFOLIO                   PORTFOLIO
                                                                         -------------------    ----------------------------------
                                                                                     FOR THE            FOR THE            FOR THE
                                                                                PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                                MAY 31, 2006       MAY 31, 2006       MAY 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    BEGINNING NET ASSETS ...............................................     $             0    $   678,493,240    $   673,965,279

OPERATIONS:
    NET INVESTMENT INCOME (LOSS) .......................................           8,474,087         45,400,979         31,767,817
    NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................          (2,107,314)           (29,974)           491,050
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS           (9,230,997)       (37,859,538)        13,555,617
                                                                             ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........          (2,864,224)         7,511,467         45,814,484
                                                                             ---------------    ---------------    ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
----------------------------------------------------------------------------------------------------------------------------------
    CONTRIBUTIONS ......................................................         305,291,767        469,237,714        147,339,080
    DIVIDEND REINVESTED ................................................                 500                  0                  0
    WITHDRAWALS ........................................................         (54,705,543)      (207,251,370)      (188,625,603)
                                                                             ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ................................................         250,586,724        261,986,344        (41,286,523)
                                                                             ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................         247,722,500        269,497,811          4,527,961
                                                                             ---------------    ---------------    ---------------
ENDING NET ASSETS ......................................................     $   247,722,500    $   947,991,051    $   678,493,240
                                                                             ===============    ===============    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------


                                                                                     STABLE INCOME                TOTAL RETURN
                                                                                       PORTFOLIO                 BOND PORTFOLIO
                                                                           ----------------------------------    ---------------
                                                                                   FOR THE            FOR THE            FOR THE
                                                                                YEAR ENDED         YEAR ENDED       PERIOD ENDED
                                                                              MAY 31, 2006       MAY 31, 2005       MAY 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    BEGINNING NET ASSETS ...............................................   $   664,357,757    $   965,744,432    $             0

OPERATIONS:
    NET INVESTMENT INCOME (LOSS) .......................................        27,718,156         16,753,299         57,255,176
    NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................          (848,427)        (1,549,549)       (31,310,671)
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS         (8,401,186)         3,714,842        (32,787,197)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        18,468,543         18,918,592         (6,842,692)
                                                                           ---------------    ---------------    ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
--------------------------------------------------------------------------------------------------------------------------------
    CONTRIBUTIONS ......................................................        80,343,927        108,044,764      1,798,769,328
    DIVIDEND REINVESTED ................................................                 0                  0                500
    WITHDRAWALS ........................................................      (111,772,598)      (428,350,031)      (212,619,653)
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ................................................       (31,428,671)      (320,305,267)     1,586,150,175
                                                                           ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................       (12,960,128)      (301,386,675)     1,579,307,483
                                                                           ---------------    ---------------    ---------------
ENDING NET ASSETS ......................................................   $   651,397,629    $   664,357,757    $ 1,579,307,483
                                                                           ===============    ===============    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                     ------------------------------------------------------------                      PORTFOLIO
                                     NET INVESTMENT          GROSS       EXPENSES             NET          TOTAL        TURNOVER
                                      INCOME (LOSS)       EXPENSES         WAIVED        EXPENSES         RETURN(2)         RATE
--------------------------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
JULY 25, 2005(3) TO MAY 31, 2006 .             4.29%          0.52%          0.00%           0.52%          0.00%             47%

MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005  TO MAY 31, 2006 .....            5.02%          0.45%         (0.27)%          0.19%          0.12%             25%
JUNE 1, 2004 TO MAY 31, 2005 ......            4.70%          0.49%         (0.14)%          0.35%          7.02%             53%
JUNE 1, 2003 TO MAY 31, 2004 ......            5.10%          0.53%         (0.28)%          0.25%          1.45%             50%
JUNE 1, 2002 TO MAY 31, 2003 ......            5.49%          0.54%         (0.19)%          0.35%         11.36%             44%
JUNE 1, 2001 TO MAY 31, 2002 ......            5.87%          0.54%         (0.19)%          0.35%          8.37%             65%

STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005  TO MAY 31, 2006 .....            4.29%          0.47%         (0.03)%          0.44%          2.91%             23%
JUNE 1, 2004 TO MAY 31, 2005 ......            2.06%          0.48%         (0.12)%          0.36%          2.47%             43%
JUNE 1, 2003 TO MAY 31, 2004 ......            2.00%          0.52%         (0.13)%          0.39%          0.88%             92%
JUNE 1, 2002 TO MAY 31, 2003 ......            2.63%          0.54%          0.00%           0.54%          3.32%             45%
JUNE 1, 2001 TO MAY 31, 2002 ......            3.62%          0.55%          0.00%           0.55%          3.99%             81%

TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
JULY 25, 2005(3)  TO MAY 31, 2006 .            4.44%          0.43%          0.00%           0.43%         (0.16)%           704%(4)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL HIGHLIGHTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

(4)   Portfolio turnover ratio excluding TBAs is 431%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of May 31, 2006, the Trust has 19 separate investment portfolios. These financial statements present the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio, and Total Return Bond Portfolio (each, a "Fund" and collectively, the "Funds").

      Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

      Effective at the close of business on July 8, 2005, the Managed Fixed Income Portfolio acquired substantially all of the net assets of the Strategic Value Bond Portfolio through a tax-free exchange. Units of beneficial interests and net assets of the Strategic Value Bond and Managed Fixed Income Portfolios were 13,637,230 and $228,031,374 and 39,573,330 and $682,458,603, respectively, immediately before the reorganization. Units of beneficial interest and net assets of the Managed Fixed Income Portfolio, the accounting survivor, were 52,796,052 and $910,489,977 immediately after the reorganization. The following is a summary of beneficial interests and net assets immediately before and after the reorganization held by the investing Funds in the respective portfolios:

                                                         BEFORE REORGANIZATION                AFTER REORGANIZATION
                                              --------------------------------------------    --------------------
                                              Strategic Value Bond    Managed Fixed Income    Managed Fixed Income
Portfolio                                          Portfolio               Portfolio               Portfolio
------------------------------------------------------------------------------------------------------------------
   Beneficial Interests:
------------------------------------------------------------------------------------------------------------------
     STRATEGIC INCOME FUND                           2,515,721               7,305,512               9,744,572
------------------------------------------------------------------------------------------------------------------
     MODERATE BALANCED FUND                          2,509,856               7,289,794               9,723,561
------------------------------------------------------------------------------------------------------------------
     GROWTH BALANCED FUND                            6,914,101              20,048,999              26,752,901
------------------------------------------------------------------------------------------------------------------
     DIVERSIFIED BOND FUND                           1,316,826               3,821,995               5,098,830
------------------------------------------------------------------------------------------------------------------
     STRATEGIC GROWTH ALLOCATION FUND                  380,726               1,107,030               1,476,188
------------------------------------------------------------------------------------------------------------------
   Net Assets:
------------------------------------------------------------------------------------------------------------------
     STRATEGIC INCOME FUND                        $ 42,061,662            $125,983,859            $168,045,521
------------------------------------------------------------------------------------------------------------------
     MODERATE BALANCED FUND                         41,970,426             125,712,306             167,682,732
------------------------------------------------------------------------------------------------------------------
     GROWTH BALANCED FUND                          115,614,900             345,763,423             461,378,323
------------------------------------------------------------------------------------------------------------------
     DIVERSIFIED BOND FUND                          22,018,218              65,908,122              87,926,340
------------------------------------------------------------------------------------------------------------------
     STRATEGIC GROWTH ALLOCATION FUND                6,366,168              19,090,893              25,457,061
------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)            5,607,779              15,786,660              21,394,439
------------------------------------------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      The Fund(s) invests only in securities with remaining maturities not exceeding 397 days (13 months). Certain floating- and variable-rate instruments in the portfolio may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.

      Investments which are not valued using any of the methods discussed above, are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

FEDERAL INCOME TAXES

      Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2006, the following Funds held futures contracts:

                                                                            Notional     Net Unrealized
                                                           Expiration       Contract      Appreciation
Portfolio             Contracts           Type                Date           Amount      (Depreciation)
-------------------------------------------------------------------------------------------------------
MANAGED FIXED
 INCOME PORTFOLIO      600 Long     U.S. 5 Year Notes    September 2006    62,379,264      $(213,643)
-------------------------------------------------------------------------------------------------------
                       170 Long    U.S. 10 Year Notes    September 2006    17,944,297       (107,579)
-------------------------------------------------------------------------------------------------------
                        60 Long        U.S. Long Bond    September 2006     6,406,875        (33,750)
-------------------------------------------------------------------------------------------------------
STABLE
 INCOME PORTFOLIO       35 Long         90 Days Euros      March 2007       8,399,563       (121,188)
-------------------------------------------------------------------------------------------------------
                        25 Long         90 Days Euros      June 2006        6,036,563       (118,906)
-------------------------------------------------------------------------------------------------------
                        35 Long         90 Days Euros      June 2007        8,391,688       (111,125)
-------------------------------------------------------------------------------------------------------
                        25 Long         90 Days Euros    September 2006     6,027,813       (116,875)
-------------------------------------------------------------------------------------------------------
                         4 Long         90 Days Euros    September 2007       958,150        (11,700)
-------------------------------------------------------------------------------------------------------
                        31 Long         90 Days Euros    September 2007     7,426,438        (91,450)
-------------------------------------------------------------------------------------------------------
                        35 Long         90 Days Euros    December 2006      8,406,563       (132,125)

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

TBA SALE COMMITMENTS

      The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at year ended May 31, 2006, are listed after the Fund's Portfolio of Investments.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

      As of May 31, 2006, the following Funds had open swap contracts:

                                                                                                 Net
                 Swap Counter      Notional    Interest Rate/   Interest Rate/   Maturity    Unrealized
Portfolio            Party        Principal    Index Received     Index Paid       Date      Gain/(Loss)
--------------------------------------------------------------------------------------------------------
STABLE INCOME
PORTFOLIO       Lehman Brothers   15,000,000   USD LIBOR BBA        5.60%        25-Jul-07   334,634
--------------------------------------------------------------------------------------------------------

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

      The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked backed to 102% only if the given collateral falls below 100% of the market value of securities loaned plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at May 31, 2006, are shown on the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                      Subadvisory
                                             Advisory Fees**                                          Fees (% of
                         Average Daily        (% of Average                       Average Daily      Average Daily
Portfolio                  Net Assets       Daily Net Assets)    Subadviser         Net Assets        Net Assets)
------------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED    First $500 million         0.450            Wells        First $100 million       0.200
BOND PORTFOLIO*         Next $500 million         0.400           Capital        Next $200 million       0.175
                          Next $2 billion         0.350          Management      Next $200 million       0.150
                          Next $2 billion         0.325         Incorporated     Over $500 million       0.100
                          Over $5 billion         0.300
------------------------------------------------------------------------------------------------------------------
MANAGED FIXED          First $500 million         0.450           Galliard      First $500 million       0.100
INCOME PORTFOLIO        Next $500 million         0.400           Capital          Next $1 billion       0.050
                          Next $2 billion         0.350          Management      Over $1.5 billion       0.030
                          Next $2 billion         0.325         Incorporated
                          Over $5 billion         0.300
------------------------------------------------------------------------------------------------------------------
STABLE INCOME          First $500 million         0.450           Galliard      First $500 million       0.100
PORTFOLIO               Next $500 million         0.400           Capital          Next $1 billion       0.050
                          Next $2 billion         0.350          Management      Over $1.5 billion       0.030
                          Next $2 billion         0.325         Incorporated
                          Over $5 billion         0.300
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN           First $500 million         0.450            Wells        First $100 million       0.200
BOND PORTFOLIO*         Next $500 million         0.400           Capital        Next $200 million       0.175
                          Next $2 billion         0.350          Management      Next $200 million       0.150
                          Next $2 billion         0.325         Incorporated     Over $500 million       0.100
                          Over $5 billion         0.300

* EFFECTIVE JANUARY 1, 2006. PRIOR TO JANUARY 1, 2006, THE INVESTMENT SUBADVISER WAS ENTITLED TO BE PAID A MONTHLY FEE AT THE FOLLOWING RATES:

                                                                                           Subadvisory Fees
                                                                                             (% of Average
Fund                                        Subadviser          Average Daily Net Assets   Daily Net Assets)
------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND PORTFOLIO   Wells Capital Management      First $400 million            0.150
                                           Incorporated             Next $400 million            0.125
                                                                    Over $800 million            0.100
------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO          Wells Capital Management      First $400 million            0.150
                                           Incorporated             Next $400 million            0.125
                                                                    Over $800 million            0.100

** FOR THE INFLATION-PROTECTED BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO ADVISORY FEES ARE EFFECTIVE JULY 25, 2005.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      Currently, there are no administration or transfer agency fees charged to the Master Trust.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                 (% of Average
Portfolio                                                      Daily Net Assets)
--------------------------------------------------------------------------------
ALL PORTFOLIOS                                                       0.02
--------------------------------------------------------------------------------

OTHER FEES

      PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services for the Income Master Portfolios, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended May 31, 2006, were waived by Funds Management, first from advisory fees, and then any remaining amount from custody fees collected.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended May 31, 2006, were as follows:

Portfolio                                    Purchases at Cost    Sales Proceeds
--------------------------------------------------------------------------------
INFLATION-PROTECTED BOND PORTFOLIO              $  242,313,496    $   96,443,444
--------------------------------------------------------------------------------
MANAGED FIXED INCOME PORTFOLIO                     408,606,567       223,549,998
--------------------------------------------------------------------------------
STABLE INCOME PORTFOLIO                            284,477,284       141,551,759
--------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO                     11,528,671,847    10,860,769,441

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND INTERESTHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio, and Total Return Bond Portfolio, four of the portfolios constituting the Wells Fargo Master Trust (collectively the "Portfolios"), as of May 31, 2006, and the related statements of operations for the year or periods then ended, and statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2006, the results of their operations for the year or periods then ended, and changes in their net assets and their financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.


                                             /s/ KPMG LLP

Philadelphia, Pennsylvania
July 21, 2006

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site ( WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------
                      POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE          LENGTH OF SERVICE**      PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Thomas S. Goho        Trustee, since 1987      Chair of Finance, Wake Forest       None
63                                             University, since 2006. Benson-
                                               Pruitt Professorship, Wake
                                               Forest University, Calloway
                                               School of Business and
                                               Accountancy, since 1999.
------------------------------------------------------------------------------------------------------
Peter G. Gordon       Trustee, since 1998      Chairman, CEO, and Co-              None
63                    (Chairman, since 2005)   Founder of Crystal Geyser
                                               Water Company, and President
                                               of Crystal Geyser Roxane Water
                                               Company.
------------------------------------------------------------------------------------------------------
Richard M. Leach      Trustee, since 1987      Retired. Prior thereto, President   None
72                                             of Richard M. Leach Associates
                                               (a financial consulting firm).
------------------------------------------------------------------------------------------------------
Olivia S. Mitchell    Trustee, since 2006      Professor of Insurance and Risk     None
53                                             Management, Wharton School,
                                               University of Pennsylvania.
                                               Director of the Boettner Center
                                               on Pensions and Retirement.
                                               Research Associate and Board
                                               Member, Penn Aging Research
                                               Center. Research Associate,
                                               National Bureau of Economic
                                               Research.
------------------------------------------------------------------------------------------------------
Timothy J. Penny      Trustee, since 1996      Senior Counselor to the public      None
54                                             relations firm of Himle-Horner,
                                               and Senior Fellow at the
                                               Humphrey Institute,
                                               Minneapolis, Minnesota (a public
                                               policy organization).
------------------------------------------------------------------------------------------------------
Donald C. Willeke     Trustee, since 1996      Principal of the law firm of        None
65                                             Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------
                      POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE          LENGTH OF SERVICE**      PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
J. Tucker Morse       Trustee, since 1987      Private Investor/Real Estate        None
61                                             Developer. Prior thereto,
                                               Chairman of White Point
                                               Capital, LLC until 2005.
------------------------------------------------------------------------------------------------------

OFFICERS

------------------------------------------------------------------------------------------------------
                      POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE          LENGTH OF SERVICE        PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Karla M. Rabusch      President, since 2003    Executive Vice President of         None
47                                             Wells Fargo Bank, N.A. and
                                               President of Wells Fargo Funds
                                               Management, LLC. Senior Vice
                                               President and Chief
                                               Administrative Officer of Wells
                                               Fargo Funds Management, LLC
                                               from 2001 to 2003.
------------------------------------------------------------------------------------------------------
C. David Messman      Secretary, since 2000    Vice President and Managing         None
46                                             Senior Counsel of Wells Fargo
                                               Bank, N.A. and Senior Vice
                                               President and Secretary of Wells
                                               Fargo Funds Management, LLC.
                                               Vice President and Senior
                                               Counsel of Wells Fargo Bank,
                                               N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------
A. Erdem Cimen        Treasurer, since 2006    Vice President of Wells Fargo       None
32                                             Bank, N.A. and Vice President
                                               of Financial Operations for
                                               Wells Fargo Funds Management,
                                               LLC. Vice President and Group
                                               Finance Officer of Wells Fargo
                                               Bank, N.A. Auto Finance Group
                                               from 2004 to 2006. Vice
                                               President of Portfolio Risk
                                               Management for Wells Fargo
                                               Bank, N.A. Auto Finance Group
                                               in 2004. Vice President of
                                               Portfolio Research and Analysis
                                               for Wells Fargo Bank, N.A. Auto
                                               Finance Group from 2001 to
                                               2004. Director of Small Business
                                               Services Risk Management for
                                               American Express Travel Related
                                               Services from 2000 to 2001.
------------------------------------------------------------------------------------------------------
Dorothy A. Peters     Chief Compliance         Chief Compliance Officer of         None
44                    Officer, since 2004      Wells Fargo Funds Management,
                                               LLC since 2004 and Compliance
                                               Officer of Wells Fargo Funds
                                               Management, LLC from 1999 to
                                               2002. In 2002 Ms. Peters left
                                               Wells Fargo Funds Management, LLC
                                               to pursue personal goals.
------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of May 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS: DIVERSIFIED BOND FUND, HIGH YIELD BOND FUND, INCOME PLUS FUND, INFLATION-PROTECTED BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, SHORT DURATION GOVERNMENT BOND FUND, STABLE INCOME FUND, STRATEGIC INCOME FUND, TOTAL RETURN BOND FUND, ULTRA-SHORT DURATION BOND FUND, INFLATION-PROTECTED BOND PORTFOLIO, MANAGED FIXED INCOME PORTFOLIO, STABLE INCOME PORTFOLIO, AND TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (each, a "Board" and collectively, the "Boards") of Wells Fargo Funds Trust and Wells Fargo Master Trust (each, a "Trust" and collectively, the "Trusts"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of each Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) investment advisory agreements with Wells Fargo Funds Management, LLC ("Funds Management") for the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund, Total Return Bond Fund, Ultra-Short Duration Bond Fund, Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio and Total Return Bond Portfolio; (ii) investment subadvisory agreements with Wells Capital Management Incorporated ("Wells Capital Management") for the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Strategic Income Fund, Ultra-Short Duration Bond Fund, Inflation-Protected Bond Portfolio and Total Return Bond Portfolio; (iii) investment subadvisory agreements with Galliard Capital Management, Inc. ("Galliard") for the Diversified Bond Fund, Managed Fixed Income Portfolio, Stable Income Fund and Stable Income Portfolio; (iv) an investment subadvisory agreement with Peregrine Capital Management, Inc. ("Peregrine") for the Diversified Bond Fund; and (v) an investment subadvisory agreement with Smith Asset Management, L.P. ("Smith") for the Diversified Bond Fund. The investment advisory agreements with Funds Management and the investment subadvisory agreements with Wells Capital Management, Galliard, Peregrine and Smith (the "Subadviserss"), are collectively referred to as the "Advisory Agreements." The funds and portfolios identified above are collectively referred to as the "Funds."

      More specifically, at meetings held on March 31, 2006, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers, and the continuation of the Advisory Agreements. Prior to the March 31, 2006, meetings, the Boards, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions for discussions about these continuations and approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

      Because the Diversified Bond Fund is a gateway blended fund that invests all of its assets in the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio and Total Return Bond Portfolio and the Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway feeder funds that invest all of their assets in the Inflation-Protected Bond Portfolio, Stable Income Portfolio and Total Return Bond Portfolio, respectively, each of which have a substantially similar investment objective and substantially similar investment strategies to the respective Fund, information provided to the Boards regarding these Funds is also applicable to the portfolios identified above, as relevant.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel, including, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subadvisers. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Boards evaluated the ability of Funds Management and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Boards considered information regarding Funds Management's and each Subadvisers's compensation programs for personnel involved in the management of the Funds.

OTHER INFORMATION (UNAUDITED)            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

      The Boards further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Boards considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the Subadvisers.

      Based on the above factors, together with those referenced below, each of the Boards concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Subadvisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2005. They also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Boards noted that the performance of each Fund, except for the High Yield Bond Fund, was better than, or not appreciably below, the median performance of each Fund's Peer Group for most time periods. The Board of Wells Fargo Funds Trust noted that long-term performance for the High Yield Bond Fund was lower than the median performance of the Fund's Peer Group and required further review. Upon further review, the Board noted that the Fund was unable to capitalize on recent market rallies because of low liquidity levels and cash flow. Accordingly, the Board noted that it would carefully monitor the performance of the High Yield Bond Fund and asked management to report to the Board.

      The Boards received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Boards noted that the net operating expense ratio of each Fund was lower than, equal to, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Boards reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Boards took into account the separate administration services covered by the administration fee rates. The Boards also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Boards reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Boards received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Groups. The Boards noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, equal to, or not appreciably higher than, the median rates of each Fund's Peer Group. In addition, the Boards concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Boards also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Boards received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses (including the Subadvisers) of providing services to the Funds. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Boards did not consider a separate profitability analysis of the Subadvisers, as their separate profitability from their relationships with the Funds was not a material factor in determining whether to renew the agreements.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Boards received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interestholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Boards also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trusts, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Boards concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

      The Boards also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed Funds Management's and the Subadvisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Boards also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Boards noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Boards reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards have reviewed reports of Funds Management and the Subadvisers at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards have conferred with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

LIST OF ABBREVIATIONS                         WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG         -- Association of Bay Area Governments
ADR          -- American Depositary Receipts
AMBAC        -- American Municipal Bond Assurance Corporation
AMT          -- Alternative Minimum Tax
ARM          -- Adjustable Rate Mortgages
BART         -- Bay Area Rapid Transit
CDA          -- Community Development Authority
CDSC         -- Contingent Deferred Sales Charge
CGIC         -- Capital Guaranty Insurance Company
CGY          -- Capital Guaranty Corporation
CMT          -- Constant Maturity Treasury
COFI         -- Cost of Funds Index
Connie Lee   -- Connie Lee Insurance Company
COP          -- Certificate of Participation
CP           -- Commercial Paper
CTF          -- Common Trust Fund
DW&P         -- Department of Water & Power
DWR          -- Department of Water Resources
EDFA         -- Education Finance Authority
FFCB         -- Federal Farm Credit Bank
FGIC         -- Financial Guaranty Insurance Corporation
FHA          -- Federal Housing Authority
FHLB         -- Federal Home Loan Bank
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRN          -- Floating Rate Notes
FSA          -- Financial Security Assurance, Inc
GDR          -- Global Depositary Receipt
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HFA          -- Housing Finance Authority
HFFA         -- Health Facilities Financing Authority
IDA          -- Industrial Development Authority
IDR          -- Industrial Development Revenue
LIBOR        -- London Interbank Offered Rate
LLC          -- Limited Liability Corporation
LOC          -- Letter of Credit
LP           -- Limited Partnership
MBIA         -- Municipal Bond Insurance Association
MFHR         -- Multi-Family Housing Revenue
MUD          -- Municipal Utility District
MTN          -- Medium Term Note
PCFA         -- Pollution Control Finance Authority
PCR          -- Pollution Control Revenue
PFA          -- Public Finance Authority
PLC          -- Private Placement
PSFG         -- Public School Fund Guaranty
RDA          -- Redevelopment Authority
RDFA         -- Redevelopment Finance Authority
REITS        -- Real Estate Investment Trusts
R&D          -- Research & Development
SFHR         -- Single Family Housing Revenue
SFMR         -- Single Family Mortgage Revenue
SLMA         -- Student Loan Marketing Association
STEERS       -- Structured Enhanced Return Trust
TBA          -- To Be Announced
TRAN         -- Tax Revenue Anticipation Notes
USD          -- Unified School District
V/R          -- Variable Rate
WEBS         -- World Equity Benchmark Shares
XLCA         -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO     This report and the financial statements
ADVANTAGE FUNDS(SM) is available       contained herein are submitted for the
free upon request. To obtain           general information of the shareholders
literature, please write, e-mail,      of WELLS FARGO ADVANTAGE FUNDS. If this
visit the Funds' Web site, or call:    report is used for promotional purposes,
                                       distribution of the report must be
WELLS FARGO ADVANTAGE FUNDS            accompanied or preceded by a current
P.O. Box 8266                          prospectus. For a prospectus containing
Boston, MA 02266-8266                  more complete information, including
                                       charges and expenses, call
E-mail: wfaf@wellsfargo.com            1-800-222-8222 or visit the Funds'Web
Web site:                              site at www.wellsfargo.com/
www.wellsfargo.com/advantagefunds      advantagefunds. Please consider the
Retail Investment Professionals:       investment objective, risks, charges and
1-888-877-9275                         expenses of the investment carefully
Institutional Investment               before investing. This and other
Professionals: 1-866-765-0778          information about WELLS FARGO ADVANTAGE
                                       FUNDS can be found in the current
                                       prospectus. Read the prospectus
                                       carefully before you invest or send
                                       money.

                                       Wells Fargo Funds Management, LLC, a
                                       wholly owned subsidiary of Wells Fargo &
                                       Company, provides investment advisory
                                       and administrative services for WELLS
                                       FARGO ADVANTAGE FUNDS. Other affiliates
                                       of Wells Fargo & Company provide sub-
                                       advisory and other services for the
                                       Funds. The Funds are distributed by
                                       WELLS FARGO FUNDS DISTRIBUTOR, LLC,
                                       Member NASD/SIPC, an affiliate of Wells
                                       Fargo & Company.

            ---------------------------------------------------------
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds         RT57806 07-06
Advantage Funds, LLC.                                           AILD/AR103 05-06
All rights reserved.

                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                         MAY 31, 2006

                                                   ANNUAL REPORT

WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Corporate Bond Fund
Wells Fargo Advantage Government Securities Fund
Wells Fargo Advantage High Income Fund
Wells Fargo Advantage Short-Term Bond Fund
Wells Fargo Advantage Short-Term High Yield Bond Fund
Wells Fargo Advantage Ultra Short-Term Income Fund

      <

                                              WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ...................................................     1
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Performance Highlights
--------------------------------------------------------------------------------
   Corporate Bond Fund ...................................................     2
   Government Securities Fund ............................................     4
   High Income Fund ......................................................     6
   Short-Term Bond Fund ..................................................     8
   Short-Term High Yield Bond Fund .......................................    10
   Ultra Short-Term Income Fund ..........................................    12

Fund Expenses (Unaudited) ................................................    14
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Corporate Bond Fund ...................................................    16
   Government Securities Fund ............................................    25
   High Income Fund ......................................................    34
   Short-Term Bond Fund ..................................................    43
   Short-Term High Yield Bond Fund .......................................    54
   Ultra Short-Term Income Fund ..........................................    60

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ..................................    70
   Statements of Operations ..............................................    72
   Statements of Changes in Net Assets ...................................    74
   Financial Highlights ..................................................    82

Notes to Financial Highlights ............................................    88
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Notes to Financial Statements ............................................    89
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Report of Independent Registered Public Accounting Firm ..................    98
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Other Information (Unaudited) ............................................    99
--------------------------------------------------------------------------------

List of Abbreviations ....................................................   105
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                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

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THIS PAGE IS INTENTIONALLY LEFT BLANK --

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LETTER TO SHAREHOLDERS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the Wells Fargo Advantage Income Funds annual report for the period that ended May 31, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength during the 12-month period. Gross Domestic Product, the most comprehensive measure of economic activity, grew at a rate of 3.5% in 2005 and at an annualized rate of 5.3% during the first quarter of 2006. Inflation remained constrained, but the core Consumer Price Index was up 2.4% year over year by the end of May 2006. Consequently, the Fed continued to increase the Federal funds rate, which began the period on June 1, 2005, at 3% and ended the period on May 31, 2006, at 5%. The ten-year U.S. Treasury yield also increased from 3.98% to 5.12% during the same period.

      The U.S. dollar declined during the period in response to rising interest rates overseas and the possibility that the Fed will take a break from raising interest rates in the United States. Weakness in U.S. currency may cause some foreign investors to restrict purchases of U.S. dollar-denominated securities. It's been noted that foreign participation in recent U.S. Treasury auctions was less than it was a year ago. In the past, a weaker U.S. dollar has been generally beneficial for the stock market but challenging for the bond market.

BONDS: RISING INTEREST RATES GENERATE UNCERTAINTY
--------------------------------------------------------------------------------

      The U.S. bond markets continued to struggle throughout the period as the price of bonds dropped in relation to rising interest rates. Fears that short-term interest rates may continue to rise increased concerns in the mortgage-backed securities market and led to a sharp sell-off in May 2006. Adjustments toward shorter-term duration securities proved to be the more prudent strategy throughout the 12-month period.

      Some analysts believe that the Fed may be getting close to ending its cycle of raising interest rates in the United States. In contrast, the central banks in Europe, Canada, and Asia responded to signs of world growth by initiating increases in interest rates. Uncertainty about what the Fed may do next, combined with rising interest rates across the globe, may create a more challenging environment for investing.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Future actions by the Fed and central banks in Europe, Canada, and Asia are hard to predict. That's why we believe that successful investing includes taking a balanced approach by maintaining a portfolio that is diversified and by keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track for reaching your financial destinations.

      To help you reach your diversification goals, we offer funds across most major asset classes, each guided by skillful, independent money managers, our subadvisers, chosen for their focused attention to a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS SM. We appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CORPORATE BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CORPORATE BOND FUND (the Fund) seeks current income while maintaining prospects for capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  D. James Newton II, CFA, CPA             12/12/1985
  Janet S. Rilling, CFA, CPA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.46)% 1 for the 12-month period that ended May 31, 2006, underperforming the Lehman Brothers U.S. Credit Bond Index 2, which returned (1.44)%. In addition, the Fund underperformed the Lehman Brothers U.S. Aggregate Bond Index 3, which returned (0.48)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underweighted position in the basic materials sector hurt performance. Within basic materials, metal companies benefited from rising metal prices, while paper companies benefited from restructuring activity. The Fund was overweighted in the pipeline sector throughout the period. This positioning benefited the Fund until May of 2006, when the management team of Kinder Morgan Energy Partners announced its plan to take the company private in a leveraging transaction. As a result, the pipeline sector became one of the biggest underperformers of the period.

      Interest rates rose during the period and the Fund's longer duration in the early part of the period as compared to its benchmark, the Lehman Brothers U.S. Credit Bond Index, hurt performance. In contrast, the Fund's shorter duration as compared to the same benchmark during the second half of the period benefited the Fund. In addition, the Fund's yield curve positioning had a positive impact throughout the period.

      The Fund's overweighted position in BBB-rated securities as compared to its benchmark helped performance during the period. Stronger than expected earnings and impressive cash flows bolstered the financial standing of many investment grade companies. Furthermore, the search for higher yields than those offered by U.S. Treasuries resulted in strong demand for corporate bonds, and the BBB-rated securities benefited the most from both of these factors.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the first six months of the period, the Fund's duration was longer than its benchmark. In October of 2005, we reduced the Fund's duration by approximately one-half year and maintained a duration that was slightly shorter than the Fund's benchmark for the remainder of the period. The longer positioning in the first half of the period hurt performance, while the shorter positioning in the second half of the period benefited performance.

      The Fund's yield curve position at the beginning of the period benefited from short-term interest rates rising faster than long-term interest rates as we overweighted longer duration securities compared to the Fund's benchmark and underweighted shorter duration securities. In March 2006, we began to move the Fund's yield curve position closer to neutral by reducing our underweight in shorter duration securities and taking a more neutral position in longer duration securities. This strategy had a positive impact on performance compared to the Fund's benchmark because long-term rates rose slightly more than short-term rates after March 2006.

      We also reduced the percentage of the portfolio held in BBB-rated securities and increased the amount held in A-rated and higher bonds to establish a more defensive posture. While current corporate credit quality remains strong, we believe that margin pressure, corporate leveraging transactions, and shareholder-friendly activity--including increased share repurchases and dividends--suggest that we have passed the peak in the credit cycle. Finally, the Fund invested in fixed-income derivative securities, primarily exchanged-traded U.S. Treasury future contracts and exchange-traded Eurodollar future contracts, to help manage the portfolio's duration.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the current strength of the economy will continue to provide a supportive backdrop for investment grade companies. Investment grade balance sheets in aggregate are strong and they may stay that way for the foreseeable future. However, we are cautious of the corporate bond market as volatility has increased across many asset classes, the risk of higher inflation has increased, and more companies seek to enhance shareholder returns by raising debt to pay dividends or buy back stock. In most cases, company increases in leverage have been modest, but we continue to monitor the trend closely.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE CORPORATE BOND FUND.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                                   6-Months*  1-Year  5-Year  10-Year
---------------------------------------------------------------------------------------------------------------------
   Corporate Bond Fund - Advisor Class (Incept. Date 08/31/1999)                    (0.68)    (1.33)   3.66    5.83
---------------------------------------------------------------------------------------------------------------------
   Corporate Bond Fund - Institutional Class (Incept. Date 08/31/1999)              (0.49)    (0.85)   4.21    6.30
---------------------------------------------------------------------------------------------------------------------
   Corporate Bond Fund - Investor Class (Incept. Date 12/12/1985)                   (0.69)    (1.46)   3.72    5.98
---------------------------------------------------------------------------------------------------------------------
   Benchmarks
---------------------------------------------------------------------------------------------------------------------
     Lehman Brothers U.S. Credit Bond Index 2                                       (0.74)    (1.44)   5.74    6.66
---------------------------------------------------------------------------------------------------------------------
     Lehman Brother U.S. Aggregate Bond Index 3                                      0.01     (0.48)   5.01    6.34
---------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       157%
--------------------------------------------------------------------------------
   Average Credit Quality 5                                                 Baa1
--------------------------------------------------------------------------------
   Weighted Average Coupon                                                 6.21%
--------------------------------------------------------------------------------
   Estimate Average Duration                                          5.48 years
--------------------------------------------------------------------------------
   Net Asset Value (NAV) (Adv, Inst, Inv Class)              $9.96, $9.96, $9.96
--------------------------------------------------------------------------------
   Distribution Rate 6 (Adv, Inst, Inv Class)                4.97%, 5.36%, 4.94%
--------------------------------------------------------------------------------
   30-Day SEC Yield 7 (Adv, Inst, Inv Class)                 5.33%, 5.72%, 5.30%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

Cash Management                                   (1%)
Corporate Bonds                                  (75%)
Foreign Corporate Bonds                           (7%)
Foreign Government Bonds                          (6%)
Term Loans                                        (1%)
Municipal Bonds                                   (1%)
U.S. Treasury Bonds                               (1%)
U.S. Treasury Notes                               (8%)

GROWTH OF $10,000 INVESTMENT 8 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE
                CORPORATE BOND FUND -           Lehman Brothers U.S.        Lehman Brothers U.S. Credit
                   Investor Class              Aggregate Bond Index                  Bond Index
                ---------------------          ---------------------        ---------------------------
 5/31/1996              10,000                        10,000                           10,000
 6/30/1996              10,107                        10,134                           10,147
 7/31/1996              10,184                        10,162                           10,166
 8/31/1996              10,206                        10,145                           10,135
 9/30/1996              10,414                        10,322                           10,350
10/31/1996              10,688                        10,550                           10,632
11/30/1996              10,953                        10,731                           10,860
12/31/1996              10,888                        10,631                           10,710
 1/31/1997              10,981                        10,664                           10,725
 2/28/1997              11,076                        10,690                           10,770
 3/31/1997              10,886                        10,572                           10,602
 4/30/1997              11,032                        10,730                           10,763
 5/31/1997              11,189                        10,832                           10,885
 6/30/1997              11,369                        10,960                           11,039
 7/31/1997              11,787                        11,256                           11,443
 8/31/1997              11,660                        11,160                           11,274
 9/30/1997              11,842                        11,324                           11,471
10/31/1997              11,918                        11,489                           11,616
11/30/1997              12,009                        11,542                           11,682
12/31/1997              12,182                        11,658                           11,806
 1/31/1998              12,370                        11,807                           11,946
 2/28/1998              12,363                        11,798                           11,942
 3/31/1998              12,406                        11,839                           11,986
 4/30/1998              12,473                        11,901                           12,062
 5/31/1998              12,675                        12,014                           12,205
 6/30/1998              12,799                        12,116                           12,295
 7/31/1998              12,792                        12,141                           12,283
 8/31/1998              12,785                        12,339                           12,341
 9/30/1998              13,006                        12,628                           12,741
10/31/1998              12,733                        12,561                           12,544
11/30/1998              12,948                        12,632                           12,781
12/31/1998              13,065                        12,670                           12,818
 1/31/1999              13,243                        12,761                           12,944
 2/28/1999              12,967                        12,538                           12,637
 3/31/1999              13,118                        12,608                           12,727
 4/30/1999              13,202                        12,648                           12,764
 5/31/1999              12,994                        12,537                           12,593
 6/30/1999              12,918                        12,497                           12,528
 7/31/1999              12,919                        12,444                           12,458
 8/31/1999              12,834                        12,437                           12,428
 9/30/1999              12,962                        12,582                           12,563
10/31/1999              13,011                        12,628                           12,621
11/30/1999              13,044                        12,627                           12,634
12/31/1999              13,035                        12,566                           12,567
 1/31/2000              13,033                        12,525                           12,523
 2/29/2000              13,184                        12,677                           12,639
 3/31/2000              13,250                        12,844                           12,747
 4/30/2000              13,117                        12,807                           12,635
 5/31/2000              12,965                        12,801                           12,588
 6/30/2000              13,422                        13,067                           12,904
 7/31/2000              13,598                        13,186                           13,060
 8/31/2000              13,770                        13,377                           13,230
 9/30/2000              13,791                        13,462                           13,300
10/31/2000              13,756                        13,551                           13,313
11/30/2000              13,798                        13,773                           13,485
12/31/2000              14,063                        14,029                           13,747
 1/31/2001              14,534                        14,259                           14,123
 2/28/2001              14,679                        14,383                           14,246
 3/31/2001              14,767                        14,455                           14,335
 4/30/2001              14,755                        14,394                           14,283
 5/31/2001              14,895                        14,481                           14,414
 6/30/2001              14,873                        14,536                           14,487
 7/31/2001              15,321                        14,861                           14,865
 8/31/2001              15,400                        15,032                           15,065
 9/30/2001              15,043                        15,208                           15,042
10/31/2001              15,282                        15,526                           15,416
11/30/2001              15,154                        15,312                           15,282
12/31/2001              15,024                        15,214                           15,177
 1/31/2002              14,931                        15,337                           15,305
 2/28/2002              14,876                        15,486                           15,421
 3/31/2002              14,571                        15,229                           15,136
 4/30/2002              14,594                        15,524                           15,347
 5/31/2002              14,685                        15,656                           15,550
 6/30/2002              14,424                        15,791                           15,575
 7/31/2002              13,957                        15,982                           15,567
 8/31/2002              14,364                        16,252                           15,970
 9/30/2002              14,548                        16,515                           16,274
10/31/2002              14,410                        16,440                           16,085
11/30/2002              14,737                        16,435                           16,294
12/31/2002              15,233                        16,775                           16,774
 1/31/2003              15,304                        16,789                           16,829
 2/28/2003              15,673                        17,022                           17,165
 3/31/2003              15,784                        17,008                           17,177
 4/30/2003              16,159                        17,149                           17,495
 5/31/2003              16,710                        17,468                           18,047
 6/30/2003              16,697                        17,433                           18,003
 7/31/2003              15,937                        16,847                           17,235
 8/31/2003              16,106                        16,958                           17,370
 9/30/2003              16,723                        17,408                           17,977
10/31/2003              16,571                        17,246                           17,785
11/30/2003              16,703                        17,287                           17,867
12/31/2003              16,982                        17,463                           18,066
 1/31/2004              17,179                        17,604                           18,249
 2/29/2004              17,354                        17,794                           18,478
 3/31/2004              17,505                        17,928                           18,657
 4/30/2004              16,925                        17,461                           18,069
 5/31/2004              16,760                        17,392                           17,942
 6/30/2004              16,844                        17,491                           18,018
 7/31/2004              17,078                        17,664                           18,240
 8/31/2004              17,473                        18,001                           18,671
 9/30/2004              17,588                        18,050                           18,775
10/31/2004              17,795                        18,201                           18,957
11/30/2004              17,679                        18,056                           18,767
12/31/2004              17,970                        18,222                           19,012
 1/31/2005              18,135                        18,337                           19,163
 2/28/2005              18,062                        18,229                           19,050
 3/31/2005              17,743                        18,136                           18,813
 4/30/2005              17,901                        18,380                           19,065
 5/31/2005              18,143                        18,579                           19,332
 6/30/2005              18,313                        18,681                           19,486
 7/31/2005              18,194                        18,511                           19,290
 8/31/2005              18,454                        18,748                           19,583
 9/30/2005              18,107                        18,555                           19,290
10/31/2005              17,900                        18,408                           19,079
11/30/2005              18,004                        18,489                           19,195
12/31/2005              18,181                        18,665                           19,384
 1/31/2006              18,182                        18,667                           19,345
 2/28/2006              18,264                        18,728                           19,431
 3/31/2006              18,018                        18,545                           19,158
 4/30/2006              17,929                        18,512                           19,087
 5/31/2006              17,879                        18,491                           19,054

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE CORPORATE BOND FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Corporate Bond Fund, its predecessor fund. Performance shown for the Advisor Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, and has not been adjusted for the lower expenses of the Institutional Class.

2 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an Index.

3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

4 Fund characteristics and portfolio allocation are subject to change.

5 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

6 The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

7 SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE CORPORATE BOND FUND Investor Class for the most recent ten years with the Lehman Brothers U.S. Credit Bond Index and the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (the Fund) seeks current income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Michael J. Bray, CFA                     10/29/1986
  W. Frank Koster
  Jay N. Mueller, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (0.71)% 1 for the 12-month period that ended May 31, 2006, underperforming the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index 2, which returned (0.18)%. In addition, the Fund underperformed the Lehman Brothers Intermediate U.S. Government Bond Index 3, which returned 0.22%, and underperformed the Lehman Brothers U.S. Aggregate Bond Index 4, which returned (0.48)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The main factor affecting the Fund's underperformance compared to its benchmark, the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index, was the continual drop in bond prices as interest rates steadily increased during the period. The two-year Treasury note rose by 1.45% to 5.03%, while long-term bond yields increased by 0.90% to 5.23% by the end of the period.

      The primary driving force behind rising interest rates was the Fed's steady policy of tightening credit. The Fed has raised interest rates a cumulative 4% since mid-2004. Within the current reporting period, as economic growth continued and rising energy prices increased inflationary pressures, the Fed increased interest rates by 2%.

      While bond prices fell in the wake of these interest rate increases, the mortgage-backed securities (MBS) sector outperformed Treasuries. Consequently, investors sought higher quality securities during this period of deteriorating credit conditions. In addition, Fund performance was helped by its significant allocation to the MBS sector.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the last two years, the Fund has maintained a shorter duration relative to its benchmark while favoring longer-term securities overall. This strategy was based on the belief that the Fed would continue to raise target interest rates and that short-term interest rates would increase more than long-term interest rates. We have now changed the Fund's strategy, and by the end of this period, the Fund's duration was neutral to its benchmark. We initiated the change because our expectations for both the level of interest rates and the slope of the yield curve were met, meaning short-term interest rates and long-term interest rates were approximately 5%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that U.S. economic expansion is in a maturing phase. It is also our belief that Gross Domestic Product growth may run at the historical trend level or slightly below, near 3% annually, while the cost pressures may begin to affect consumer prices. In the coming months, the Fed may break with its consistent series of gradual interest rate hikes and move to more of a "watch and wait" attitude. While upward drift in core inflation measures could motivate some additional tightening of credit by the Fed, we believe that we are probably close to the peak of short-term rate increases. The Fed's policy of raising interest rates may be followed by either a period of stability or by a hasty reversal. At present, we believe that a period of stability is a more likely outcome, but we will remain alert to the possibility of too much tightening, which may eventually lead to rate reductions.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. THE U.S. GOVERNMENT GUARANTEE APPLIES TO CERTAIN OF THE UNDERLYING SECURITIES AND NOT TO SHARES OF THE FUND. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class C, Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND for periods prior to April 11, 2005, reflects the performance of the Class C, Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Government Securities Fund, its predecessor fund. Performance shown for the Class C shares of the Fund for periods prior to December 26, 2002, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect the Class C shares sales charges and expenses. Performance shown for the Administrator Class shares reflects the performance of the predecessor fund's Investor Class shares, and has not been adjusted for the lower expenses of the Administrator Class. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent the Classes do not have the same expenses. Performance shown for the Advisor Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect the expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, and has not been adjusted for the lower expenses of the Institutional Class.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                       Including Sales Charge           Excluding Sales Charge
                                                                   -------------------------------  -------------------------------
                                                                   6-Months* 1-Year 5-Year 10-Year  6-Months* 1-Year 5-Year 10-Year
-----------------------------------------------------------------------------------------------------------------------------------
   Government Securities Fund - Class C (Incept. Date 12/26/2002)   (1.58)   (2.48)  3.58   4.85     (0.58)   (1.48)  3.58   4.85
-----------------------------------------------------------------------------------------------------------------------------------
   Government Securities Fund - Administrator Class
     (Incept. Date 04/11/2005)                                                                       (0.08)   (0.49)  4.70   5.99
-----------------------------------------------------------------------------------------------------------------------------------
   Government Securities Fund - Advisor Class
     (Incept. Date 08/31/1999)                                                                       (0.21)   (0.74)  4.50   5.73
-----------------------------------------------------------------------------------------------------------------------------------
   Government Securities Fund - Institutional Class
     (Incept. Date 08/31/1999)                                                                        0.03    (0.37)  5.11   6.28
-----------------------------------------------------------------------------------------------------------------------------------
   Government Securities Fund - Investor Class
     (Incept. Date 10/29/1986)                                                                       (0.23)   (0.71)  4.63   5.95
-----------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
     Lehman Brothers U.S. Aggregate Excluding Credit Bond Index 2                                     0.24    (0.18)  4.74    N/A
-----------------------------------------------------------------------------------------------------------------------------------
     Lehman Brothers Intermediate U.S. Government Bond Index 3                                        0.43     0.22   4.14   5.59
-----------------------------------------------------------------------------------------------------------------------------------
     Lehman Brothers U.S. Aggregate Bond Index 4                                                      0.01    (0.48)  5.01   6.34
-----------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       207%
--------------------------------------------------------------------------------
   Average Credit Quality 6                                                  Aaa
--------------------------------------------------------------------------------
   Weighted Average Coupon                                                 6.27%
--------------------------------------------------------------------------------
   Estimated Average Duration                                         4.38 years
--------------------------------------------------------------------------------
   Net Asset Value (NAV) (Class C, Admin, Adv, Inst, Inv Class)
                                          $10.15, $10.15, $10.15, $10.14, $10.16
--------------------------------------------------------------------------------

FUND CHARACTERISTICS 5 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Distribution Rate 7 (Class C, Admin, Adv, Inst, Inv Class)
                                               4.04%, 5.04%, 4.80%, 5.27%, 4.74%
--------------------------------------------------------------------------------
   30-Day SEC Yield 8 (Class C, Admin, Adv, Inst, Inv Class)
                                               3.74%, 4.74%, 4.49%, 4.96%, 4.43%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 5 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

FHLMC                                            (12%)
GNMA                                              (1%)
FNMA                                             (34%)
Cash Management                                   (3%)
Asset Backed Securites                            (2%)
Collaterized Mortgage Securities                 (26%)
Corporate Bonds                                   (3%)
Municipal Bonds                                   (1%)
U.S. Treasury Bonds                              (13%)
U.S. Treasury Notes                               (5%)

GROWTH OF $10,000 INVESTMENT 9 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE
             GOVERNMENT SECURITIES FUND        Lehman Brothers U.S.        Lehman Brothers Intermediate
                  - Investor Class            Aggregate Bond Index          U.S. Government Bond Index
             --------------------------       ---------------------        ----------------------------
 5/31/1996             10,000                        10,000                           10,000
 6/30/1996             10,077                        10,134                           10,102
 7/31/1996             10,118                        10,162                           10,133
 8/31/1996             10,113                        10,145                           10,145
 9/30/1996             10,267                        10,322                           10,276
10/31/1996             10,491                        10,550                           10,444
11/30/1996             10,705                        10,731                           10,570
12/31/1996             10,638                        10,631                           10,513
 1/31/1997             10,687                        10,664                           10,554
 2/28/1997             10,731                        10,690                           10,571
 3/31/1997             10,621                        10,572                           10,511
 4/30/1997             10,732                        10,730                           10,629
 5/31/1997             10,818                        10,832                           10,712
 6/30/1997             10,946                        10,960                           10,804
 7/31/1997             11,252                        11,256                           11,003
 8/31/1997             11,161                        11,160                           10,961
 9/30/1997             11,318                        11,324                           11,080
10/31/1997             11,440                        11,489                           11,209
11/30/1997             11,490                        11,542                           11,234
12/31/1997             11,600                        11,658                           11,325
 1/31/1998             11,758                        11,807                           11,473
 2/28/1998             11,746                        11,798                           11,461
 3/31/1998             11,773                        11,839                           11,497
 4/30/1998             11,835                        11,901                           11,551
 5/31/1998             11,945                        12,014                           11,631
 6/30/1998             12,054                        12,116                           11,709
 7/31/1998             12,070                        12,141                           11,754
 8/31/1998             12,289                        12,339                           11,977
 9/30/1998             12,555                        12,628                           12,256
10/31/1998             12,476                        12,561                           12,276
11/30/1998             12,509                        12,632                           12,239
12/31/1998             12,544                        12,670                           12,286
 1/31/1999             12,627                        12,761                           12,341
 2/28/1999             12,397                        12,538                           12,172
 3/31/1999             12,477                        12,608                           12,253
 4/30/1999             12,508                        12,648                           12,286
 5/31/1999             12,404                        12,537                           12,210
 6/30/1999             12,379                        12,497                           12,228
 7/31/1999             12,352                        12,444                           12,230
 8/31/1999             12,327                        12,437                           12,247
 9/30/1999             12,449                        12,582                           12,352
10/31/1999             12,470                        12,628                           12,377
11/30/1999             12,453                        12,627                           12,385
12/31/1999             12,408                        12,566                           12,346
 1/31/2000             12,389                        12,525                           12,305
 2/29/2000             12,527                        12,677                           12,407
 3/31/2000             12,682                        12,844                           12,548
 4/30/2000             12,652                        12,807                           12,543
 5/31/2000             12,629                        12,801                           12,577
 6/30/2000             12,870                        13,067                           12,777
 7/31/2000             12,978                        13,186                           12,861
 8/31/2000             13,144                        13,377                           13,005
 9/30/2000             13,231                        13,462                           13,118
10/31/2000             13,341                        13,551                           13,209
11/30/2000             13,562                        13,773                           13,403
12/31/2000             13,812                        14,029                           13,639
 1/31/2001             14,019                        14,259                           13,820
 2/28/2001             14,145                        14,383                           13,947
 3/31/2001             14,227                        14,455                           14,048
 4/30/2001             14,143                        14,394                           14,003
 5/31/2001             14,218                        14,481                           14,060
 6/30/2001             14,267                        14,536                           14,105
 7/31/2001             14,580                        14,861                           14,369
 8/31/2001             14,754                        15,032                           14,497
 9/30/2001             14,981                        15,208                           14,806
10/31/2001             15,326                        15,526                           15,037
11/30/2001             15,104                        15,312                           14,858
12/31/2001             15,021                        15,214                           14,786
 1/31/2002             15,107                        15,337                           14,850
 2/28/2002             15,246                        15,486                           14,972
 3/31/2002             14,953                        15,229                           14,746
 4/30/2002             15,293                        15,524                           15,021
 5/31/2002             15,414                        15,656                           15,127
 6/30/2002             15,583                        15,791                           15,316
 7/31/2002             15,896                        15,982                           15,604
 8/31/2002             16,153                        16,252                           15,782
 9/30/2002             16,460                        16,515                           16,054
10/31/2002             16,394                        16,440                           16,043
11/30/2002             16,283                        16,435                           15,916
12/31/2002             16,592                        16,775                           16,210
 1/31/2003             16,595                        16,789                           16,174
 2/28/2003             16,813                        17,022                           16,357
 3/31/2003             16,794                        17,008                           16,360
 4/30/2003             16,881                        17,149                           16,406
 5/31/2003             17,214                        17,468                           16,664
 6/30/2003             17,134                        17,433                           16,637
 7/31/2003             16,556                        16,847                           16,233
 8/31/2003             16,647                        16,958                           16,262
 9/30/2003             17,083                        17,408                           16,615
10/31/2003             16,884                        17,246                           16,452
11/30/2003             16,895                        17,287                           16,454
12/31/2003             17,057                        17,463                           16,582
 1/31/2004             17,193                        17,604                           16,672
 2/29/2004             17,393                        17,794                           16,830
 3/31/2004             17,522                        17,928                           16,948
 4/30/2004             17,022                        17,461                           16,568
 5/31/2004             16,954                        17,392                           16,515
 6/30/2004             17,035                        17,491                           16,556
 7/31/2004             17,166                        17,664                           16,676
 8/31/2004             17,468                        18,001                           16,922
 9/30/2004             17,534                        18,050                           16,929
10/31/2004             17,622                        18,201                           17,032
11/30/2004             17,498                        18,056                           16,874
12/31/2004             17,619                        18,222                           16,965
 1/31/2005             17,718                        18,337                           16,987
 2/28/2005             17,626                        18,229                           16,892
 3/31/2005             17,584                        18,136                           16,850
 4/30/2005             17,810                        18,380                           17,047
 5/31/2005             17,952                        18,579                           17,183
 6/30/2005             18,045                        18,681                           17,240
 7/31/2005             17,896                        18,511                           17,094
 8/31/2005             18,084                        18,748                           17,283
 9/30/2005             17,932                        18,555                           17,150
10/31/2005             17,799                        18,408                           17,078
11/30/2005             17,865                        18,489                           17,148
12/31/2005             18,000                        18,665                           17,253
 1/31/2006             17,998                        18,667                           17,251
 2/28/2006             18,047                        18,728                           17,255
 3/31/2006             17,875                        18,545                           17,201
 4/30/2006             17,840                        18,512                           17,216
 5/31/2006             17,824                        18,491                           17,222

--------------------------------------------------------------------------------

2 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. This index has an inception date of May 1, 2001. You cannot invest directly in an Index.

3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an Index.

4 The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. You cannot invest directly in an Index.

5 Fund characteristics and portfolio allocation are subject to change.

6 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

7 The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

8 SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

9 The chart compares the performance of the WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND Investor Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Bond Index and the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE HIGH INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE HIGH INCOME FUND (the Fund) seeks total return with a high level of current income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Thomas M. Price, CFA                     12/28/1995

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 7.36% 1 for the 12-month period that ended May 31, 2006, outperforming its benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index 2, which returned 7.24% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Primary positive contributors to the Fund's performance included its overweighted position in B-rated securities and the Fund's positioning in several individual securities. The Fund was also overweighted in CCC-rated securities for most of the period. Fund holdings in CCC-rated securities were typically higher in quality than holdings of similar bonds found within the benchmark.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We systematically upgraded the credit quality of the Fund's holdings during the period. While the BB- and higher-rated holdings increased minimally, we shifted approximately 6% of the Fund's portfolio from CCC-rated securities to B-rated securities. Most of the quality upgrades occurred during the last six months of the period.

      We added securities from General Motors (GM) and Ford Motor (Ford) to the Fund during the period and collectively these two additions accounted for the biggest change that we made to the Fund. GM entered the high-yield category at the beginning of the period, and Ford entered the category at the end of August 2005. These two holdings combined made up 11.4% of the Lehman Brothers U.S. Corporate High Yield Bond Index on May 31, 2006. At the beginning of the period, in June 2005, the Fund did not have exposure to GM or Ford securities. By the end of May 2006, the two holdings represented 5.1% of the Fund's portfolio. Most of the Fund's exposure to GM and Ford securities is to their higher-rated finance subsidiaries. We have not matched the benchmark because we believe that it is disadvantageous for the Fund to have such a large exposure to GM and Ford given both companies could be similarly impacted by adverse development to the auto industry.

      Outside the auto industry, the most significant changes we made to the Fund's industry exposures were to reduce positions in the chemical, textile, health care, and industrial industries. The only industries where we significantly increased the Fund's exposure were in energy and technology. We increased the Fund's exposure to energy in order to benefit from higher oil and natural gas prices, and we reduced our exposure to the chemical industry because we believed that margins would be lowered since oil derivatives are major input costs for chemical companies. The changes to the Fund's industries were driven by our credit analysis of individual companies, rather than a change in our overall view of performance in any given industry.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the outlook for the high-yield market has become more challenging. Financial performance is currently strong for many high-yield issuers given the current strength in the economy. As a result, default rates remain low by historical standards. However, financial markets are forward looking, and economic signals are beginning to show some weakness, which may lead to an increase in default rates by 2007. In response, we plan to slowly increase the quality of the Fund's portfolio holdings so that the Fund has the potential of withstanding a negative market shift.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE HIGH INCOME FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE HIGH INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong High-Yield Bond Fund, its predecessor fund. Performance shown for the Advisor Class shares of the Fund for periods prior to February 29, 2000, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to July 31, 2001, reflects the performance of the predecessor fund's Investor Class shares and has not been adjusted for the lower expenses of the Institutional Class.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                                   6-Months*  1-Year  5-Year  10-Year
---------------------------------------------------------------------------------------------------------------------
   High Income Fund - Advisor Class (Incept. Date 02/29/2000)                        3.77      7.34    4.89    6.01
---------------------------------------------------------------------------------------------------------------------
   High Income Fund - Institutional Class (Incept. Date 07/31/2001)                  4.13      7.96    5.69    6.56
---------------------------------------------------------------------------------------------------------------------
   High Income Fund - Investor Class (Incept. Date 12/28/1995)                       3.78      7.36    5.08    6.25
---------------------------------------------------------------------------------------------------------------------
   Benchmark
---------------------------------------------------------------------------------------------------------------------
     Lehman Brothers U.S. Corporate High Yield Bond Index 2                          4.40      7.24    8.15    6.63
---------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        98%
--------------------------------------------------------------------------------
   Average Credit Quality 4                                                   B1
--------------------------------------------------------------------------------
   Weighted Average Coupon                                                 8.08%
--------------------------------------------------------------------------------
   Estimate Average Duration                                          3.56 years
--------------------------------------------------------------------------------
   Net Asset Value (NAV) (Adv, Inst, Inv Class)              $7.63, $7.70, $7.66
--------------------------------------------------------------------------------
   Distribution Rate 5 (Adv, Inst, Inv Class)                7.17%, 7.59%, 7.17%
--------------------------------------------------------------------------------
   30-Day SEC Yield 6 (Adv, Inst, Inv Class)                 7.22%, 7.66%, 7.22%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

Term Loans                                        (6%)
Foreign Government Bonds                          (2%)
Foreign Corporate Bonds                           (4%)
Cash Management                                   (5%)
Corporate Bonds                                  (83%)

GROWTH OF $10,000 INVESTMENT 7 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE HIGH        Lehman Brothers U.S.
               INCOME FUND - Investor       Corporate High Yield Bond
                       Class                          Index
             --------------------------     -------------------------
 5/31/1996             10,000                        10,000
 6/30/1996             10,137                        10,083
 7/31/1996             10,200                        10,130
 8/31/1996             10,364                        10,239
 9/30/1996             10,715                        10,486
10/31/1996             10,794                        10,566
11/30/1996             11,044                        10,775
12/31/1996             11,289                        10,852
 1/31/1997             11,485                        10,958
 2/28/1997             11,726                        11,139
 3/31/1997             11,460                        10,973
 4/30/1997             11,577                        11,089
 5/31/1997             11,871                        11,326
 6/30/1997             12,072                        11,483
 7/31/1997             12,381                        11,799
 8/31/1997             12,437                        11,772
 9/30/1997             12,740                        12,005
10/31/1997             12,664                        12,016
11/30/1997             12,849                        12,131
12/31/1997             13,091                        12,237
 1/31/1998             13,398                        12,457
 2/28/1998             13,488                        12,530
 3/31/1998             13,669                        12,648
 4/30/1998             13,727                        12,698
 5/31/1998             13,821                        12,742
 6/30/1998             13,884                        12,788
 7/31/1998             14,029                        12,861
 8/31/1998             13,113                        12,151
 9/30/1998             13,146                        12,206
10/31/1998             12,775                        11,956
11/30/1998             13,537                        12,452
12/31/1998             13,492                        12,466
 1/31/1999             13,814                        12,651
 2/28/1999             13,739                        12,576
 3/31/1999             13,980                        12,696
 4/30/1999             14,289                        12,942
 5/31/1999             14,067                        12,767
 6/30/1999             14,086                        12,740
 7/31/1999             14,098                        12,791
 8/31/1999             14,048                        12,650
 9/30/1999             13,960                        12,559
10/31/1999             14,022                        12,475
11/30/1999             14,256                        12,622
12/31/1999             14,546                        12,764
 1/31/2000             14,577                        12,709
 2/29/2000             14,761                        12,733
 3/31/2000             14,336                        12,466
 4/30/2000             14,408                        12,486
 5/31/2000             14,307                        12,358
 6/30/2000             14,649                        12,609
 7/31/2000             14,682                        12,705
 8/31/2000             14,851                        12,792
 9/30/2000             14,756                        12,681
10/31/2000             14,294                        12,274
11/30/2000             13,072                        11,788
12/31/2000             13,516                        12,016
 1/31/2001             14,916                        12,916
 2/28/2001             14,956                        13,088
 3/31/2001             14,415                        12,780
 4/30/2001             14,257                        12,621
 5/31/2001             14,317                        12,848
 6/30/2001             13,691                        12,488
 7/31/2001             13,771                        12,671
 8/31/2001             13,832                        12,821
 9/30/2001             12,621                        11,959
10/31/2001             12,858                        12,255
11/30/2001             13,437                        12,702
12/31/2001             13,420                        12,650
 1/31/2002             13,601                        12,738
 2/28/2002             13,307                        12,561
 3/31/2002             13,453                        12,863
 4/30/2002             13,443                        13,064
 5/31/2002             13,175                        12,996
 6/30/2002             12,250                        12,038
 7/31/2002             11,717                        11,512
 8/31/2002             11,807                        11,840
 9/30/2002             11,701                        11,685
10/31/2002             11,682                        11,583
11/30/2002             12,409                        12,300
12/31/2002             12,527                        12,472
 1/31/2003             12,782                        12,888
 2/28/2003             13,024                        13,047
 3/31/2003             13,357                        13,422
 4/30/2003             13,961                        14,218
 5/31/2003             13,990                        14,365
 6/30/2003             14,407                        14,778
 7/31/2003             14,261                        14,616
 8/31/2003             14,407                        14,784
 9/30/2003             14,767                        15,188
10/31/2003             15,017                        15,494
11/30/2003             15,248                        15,729
12/31/2003             15,630                        16,086
 1/31/2004             15,863                        16,393
 2/29/2004             15,801                        16,351
 3/31/2004             15,922                        16,462
 4/30/2004             15,936                        16,350
 5/31/2004             15,713                        16,074
 6/30/2004             15,891                        16,304
 7/31/2004             16,138                        16,526
 8/31/2004             16,355                        16,850
 9/30/2004             16,572                        17,095
10/31/2004             16,859                        17,403
11/30/2004             17,036                        17,613
12/31/2004             17,227                        17,876
 1/31/2005             17,253                        17,852
 2/28/2005             17,470                        18,115
 3/31/2005             17,042                        17,588
 4/30/2005             16,876                        17,417
 5/31/2005             17,086                        17,726
 6/30/2005             17,314                        18,074
 7/31/2005             17,548                        18,390
 8/31/2005             17,626                        18,425
 9/30/2005             17,544                        18,241
10/31/2005             17,463                        18,114
11/30/2005             17,676                        18,208
12/31/2005             17,806                        18,365
 1/31/2006             18,063                        18,658
 2/28/2006             18,184                        18,782
 3/31/2006             18,269                        18,895
 4/30/2006             18,400                        19,011
 5/31/2006             18,344                        19,009

--------------------------------------------------------------------------------

2 Lehman Brothers U.S. Corporate High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. You cannot invest directly in an Index.

3 Fund characteristics and portfolio allocation are subject to change.

4 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

5 The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

6 SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE HIGH INCOME FUND Investor Class for the life of the Fund with the Lehman Brothers U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (the Fund) seeks current income consistent with capital preservation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Jay N. Mueller, CFA                      08/31/1987
  Janet S. Riling, CFA, CPA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor class shares returned 2.55% for the 12-month period that ended May 31, 2006, outperforming its benchmark, the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index 2, which returned 1.93% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's solid performance was attributable to the excess returns generated by allocations to corporate and mortage-backed securities (MBS). Throughout the period, the Fund maintained a lower level of interest rate sensitivity (duration) than that of its benchmark.

      Short-term interest rates rose sharply during the period. The Fed tightened monetary policy eight times for an overall increase of 2%, which left the overnight Federal funds target rate at 5% as of May 31, 2006. Market-driven interest rates rose in accordance with the Fed's actions. Short-term U.S. Treasury yields increased by nearly 2% while intermediate- and longer-term rates climbed by about 1%.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We modestly increased the Fund's duration while maintaining an interest rate sensitivity level lower than that of the Fund's benchmark. With respect to yield curve emphasis, we generally maintained a posture that anticipated the convergence of short-term and intermediate-term interest rates. Our sector allocation strategy was to maintain overweighted positions in both corporate bonds and MBS, though the commitment to MBS lessened by the end of the period. At the level of industry and individual issue selection, we chose to reduce the Fund's holdings of automobile-related securities in recognition of the continuing challenges faced by U.S.-based major manufacturers.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that U.S. economic expansion is in a maturing phase. It is also our belief that Gross Domestic Product growth may run at the historical trend level or slightly below, near 3% annually, and the cost pressures may begin to affect consumer prices. In the coming months, the Fed may break with its consistent series of gradual interest rate hikes and move to more of a "watch and wait" attitude. While upward drift in core inflation measures could motivate some additional tightening of credit by the Fed, we believe that we are probably close to the peak of short-term rate increases. The Fed's policy of raising interest rates may be followed by either a period of stability or by a hasty reversal. At present, we believe that a period of stability is a more likely outcome, but we will remain alert to the possibility of too much tightening, which may eventually lead to rate reductions.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance for the Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Short-Term Bond Fund, its predecessor fund. Performance shown for the Advisor Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to August 31,1999, reflects the performance of the predecessor fund's Investor Class shares and has not been adjusted for the lower expenses of the Institutional Class.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                                   6-Months*  1-Year  5-Year  10-Year
---------------------------------------------------------------------------------------------------------------------
   Short-Term Bond Fund - Advisor Class (Incept. Date 08/31/1999)                    1.54      2.60    1.77    4.06
---------------------------------------------------------------------------------------------------------------------
   Short-Term Bond Fund - Institutional Class (Incept. Date 08/31/1999)              1.72      2.98    2.35    4.60
---------------------------------------------------------------------------------------------------------------------
   Short-Term Bond Fund - Investor Class (Incept. Date 08/31/1987)                   1.51      2.55    1.92    4.29
---------------------------------------------------------------------------------------------------------------------
   Benchmark
---------------------------------------------------------------------------------------------------------------------
     Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index 2                    1.29      1.93    3.53    5.08
---------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        28%
--------------------------------------------------------------------------------
   Average Credit Quality 4                                                  Aa3
--------------------------------------------------------------------------------
   Weighted Average Coupon                                                 5.64%
--------------------------------------------------------------------------------
   Estimate Average Duration                                          1.56 years
--------------------------------------------------------------------------------
   Net Asset Value (NAV) (Adv, Inst, Inv Class)              $8.47, $8.48, $8.47
--------------------------------------------------------------------------------
   Distribution Rate 5 (Adv, Inst, Inv Class)                4.72%, 5.09%, 4.67%
--------------------------------------------------------------------------------
   30-Day SEC Yield 6 (Adv, Inst, Inv Class)                 4.86%, 5.23%, 4.81%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

Cash Management                                   (2%)
Corporate Bonds                                  (47%)
GNMA                                              (1%)
FNMA                                              (5%)
Municipal Bonds                                   (4%)
FHLMC                                             (2%)
Foreign Corporate Bonds                           (5%)
Asset Backed Securities                          (12%)
Collateralized Mortgage Securities               (20%)
U.S. Treasury Notes                               (2%)


GROWTH OF $10,000 INVESTMENT 7 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE        Lehman Brothers 1-3 Year
               SHORT-TERM BOND FUND -            U.S. Government
                   Investor Class               /Credit Bond Index
               ----------------------        ------------------------
 5/31/1996             10,000                         10,000
 6/30/1996             10,035                         10,073
 7/31/1996             10,111                         10,112
 8/31/1996             10,196                         10,150
 9/30/1996             10,284                         10,243
10/31/1996             10,381                         10,358
11/30/1996             10,477                         10,436
12/31/1996             10,546                         10,438
 1/31/1997             10,623                         10,488
 2/28/1997             10,704                         10,514
 3/31/1997             10,680                         10,506
 4/30/1997             10,763                         10,592
 5/31/1997             10,850                         10,666
 6/30/1997             10,923                         10,740
 7/31/1997             11,061                         10,859
 8/31/1997             11,103                         10,870
 9/30/1997             11,165                         10,953
10/31/1997             11,170                         11,032
11/30/1997             11,228                         11,060
12/31/1997             11,301                         11,133
 1/31/1998             11,395                         11,240
 2/28/1998             11,441                         11,252
 3/31/1998             11,485                         11,296
 4/30/1998             11,546                         11,352
 5/31/1998             11,624                         11,413
 6/30/1998             11,676                         11,472
 7/31/1998             11,742                         11,526
 8/31/1998             11,703                         11,658
 9/30/1998             11,746                         11,815
10/31/1998             11,694                         11,866
11/30/1998             11,791                         11,864
12/31/1998             11,855                         11,910
 1/31/1999             11,923                         11,961
 2/28/1999             11,919                         11,910
 3/31/1999             12,027                         11,995
 4/30/1999             12,104                         12,036
 5/31/1999             12,108                         12,026
 6/30/1999             12,123                         12,062
 7/31/1999             12,139                         12,096
 8/31/1999             12,135                         12,128
 9/30/1999             12,217                         12,210
10/31/1999             12,257                         12,246
11/30/1999             12,306                         12,273
12/31/1999             12,358                         12,285
 1/31/2000             12,369                         12,285
 2/29/2000             12,446                         12,370
 3/31/2000             12,488                         12,441
 4/30/2000             12,510                         12,464
 5/31/2000             12,524                         12,509
 6/30/2000             12,684                         12,647
 7/31/2000             12,762                         12,733
 8/31/2000             12,886                         12,833
 9/30/2000             12,964                         12,939
10/31/2000             13,011                         12,997
11/30/2000             13,111                         13,118
12/31/2000             13,250                         13,277
 1/31/2001             13,451                         13,465
 2/28/2001             13,566                         13,561
 3/31/2001             13,697                         13,670
 4/30/2001             13,742                         13,714
 5/31/2001             13,838                         13,799
 6/30/2001             13,863                         13,851
 7/31/2001             14,028                         14,026
 8/31/2001             14,055                         14,121
 9/30/2001             13,882                         14,331
10/31/2001             13,937                         14,475
11/30/2001             13,918                         14,436
12/31/2001             13,846                         14,443
 1/31/2002             13,703                         14,485
 2/28/2002             13,639                         14,547
 3/31/2002             13,581                         14,453
 4/30/2002             13,622                         14,614
 5/31/2002             13,699                         14,692
 6/30/2002             13,693                         14,809
 7/31/2002             13,593                         14,956
 8/31/2002             13,665                         15,037
 9/30/2002             13,777                         15,168
10/31/2002             13,719                         15,187
11/30/2002             13,739                         15,187
12/31/2002             13,932                         15,351
 1/31/2003             13,953                         15,370
 2/28/2003             14,062                         15,455
 3/31/2003             14,106                         15,488
 4/30/2003             14,184                         15,548
 5/31/2003             14,295                         15,636
 6/30/2003             14,336                         15,670
 7/31/2003             14,173                         15,568
 8/31/2003             14,186                         15,575
 9/30/2003             14,373                         15,746
10/31/2003             14,322                         15,683
11/30/2003             14,349                         15,684
12/31/2003             14,458                         15,783
 1/31/2004             14,532                         15,826
 2/29/2004             14,622                         15,915
 3/31/2004             14,713                         15,971
 4/30/2004             14,542                         15,808
 5/31/2004             14,514                         15,785
 6/30/2004             14,537                         15,790
 7/31/2004             14,580                         15,856
 8/31/2004             14,704                         15,980
 9/30/2004             14,729                         15,972
10/31/2004             14,758                         16,028
11/30/2004             14,721                         15,950
12/31/2004             14,768                         15,988
 1/31/2005             14,761                         15,985
 2/28/2005             14,756                         15,954
 3/31/2005             14,737                         15,941
 4/30/2005             14,791                         16,034
 5/31/2005             14,838                         16,103
 6/30/2005             14,885                         16,138
 7/31/2005             14,865                         16,095
 8/31/2005             14,958                         16,199
 9/30/2005             14,938                         16,159
10/31/2005             14,955                         16,152
11/30/2005             14,989                         16,206
12/31/2005             15,060                         16,269
 1/31/2006             15,079                         16,300
 2/28/2006             15,114                         16,316
 3/31/2006             15,135                         16,336
 4/30/2006             15,173                         16,391
 5/31/2006             15,216                         16,414

--------------------------------------------------------------------------------

2 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index is a subset of the Lehman Brothers U.S. Government/Credit Bond Index that only includes those securities with maturities between one and three years. The Lehman Brothers U.S. Government/Credit Bond Index includes treasuries (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

3 Fund characteristics and portfolio allocation are subject to change.

4 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

5 The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

6 SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND Investor Class for the most recent ten years with the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (the Fund) seeks total return with a high level of current income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGER                             FUND INCEPTION DATE
   Thomas M. Price, CFA                    06/30/1997

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 4.90% 1 for the 12-month period that ended May 31, 2006, underperforming the Short-Term High Yield Bond Index III 2, which returned 6.21%. In addition, the Fund underperformed the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index 3, which returned 5.64% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The primary contributor to the Fund's underperformance was the Fund's conservative positioning relative to its benchmark, the Short-Term High Yield Bond Index III 2. We believe that the index included numerous securities that had a higher level of risk than is appropriate for the Fund. Consequently, the Fund will typically underperform the index when riskier securities are in favor.

      Riskier asset classes, including high yield, tend to outperform when economic growth is solid. During the four quarters that began on June 1, 2005, the annualized Gross Domestic Product growth averaged 3.6%. Inflation remained constrained but leaned toward the higher end of an acceptable range. In response, the Fed increased the Federal funds rate during the reporting period from 3% in June 2005 to 5% as of May 31, 2006. In addition, the three-year Treasury yield increased from 3.63% to 5.03%. The riskier asset classes, including high yield, outperformed as the result of higher rates and solid economic growth.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We did not make any major changes to the Fund's portfolio strategy during the period. We continued to invest in three principal categories. The first category is short-maturity bonds that we expect to be repaid on the maturity date. This category makes up approximately two-thirds of the portfolio as of May 31, 2006. The second category is high-coupon bonds that are likely to be refinanced in the same way a homeowner might refinance a higher-rate mortgage. This second category has become a small part of the portfolio as the strong high-yield market of the past few years has allowed most of the high-coupon bonds to be refinanced.

      The third category consists of floating-rate term loans and notes. We have invested approximately 23% in term loans and 6% in notes. The term loans are particularly attractive because they are typically secured by the assets of the issuing company, which provides greater protection if the economy slows. The floating-rate feature has been important in the current economic environment because the interest rates are reset quarterly and the Fund earned higher income as short-term interest rates increased.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the outlook for the high-yield market has become more challenging. Financial performance is currently strong for many high-yield issuers, given the current strength in the economy. As a result, default rates remain low by historical standards. However, financial markets are forward looking, and economic signals are beginning to show some weakness, which may lead to an increase in default rates by 2007. If this occurs, we expect the Fund to perform well relative to other high-yield offerings.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of May 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Advisor Class and Investor Class shares of the WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class and Investor Class shares, respectively, of the Strong Short-Term High Yield Bond Fund, its predecessor fund. Performance shown for the Advisor Class shares of the Fund for periods prior to February 29, 2000, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                                     6-Months*  1-Year  5-Year  Life of Fund
----------------------------------------------------------------------------------------------------------------------------
   Short-Term High Yield Bond Fund - Advisor Class (Incept. Date 02/29/2000)           2.33      4.94    2.60       4.76
----------------------------------------------------------------------------------------------------------------------------
   Short-Term High Yield Bond Fund - Investor Class (Incept. Date 06/30/1997)          2.33      4.90    2.73       4.98
----------------------------------------------------------------------------------------------------------------------------
   Benchmarks
----------------------------------------------------------------------------------------------------------------------------
     Short-Term High Yield Bond Index III 2                                            4.15      6.21    6.41       6.25
----------------------------------------------------------------------------------------------------------------------------
     Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index 3    4.10      5.64    5.54       5.76
----------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        60%
--------------------------------------------------------------------------------
   Average Credit Quality 5                                                  Ba3
--------------------------------------------------------------------------------
   Weighted Average Coupon                                                 7.75%
--------------------------------------------------------------------------------
   Estimate Average Duration                                          1.24 years
--------------------------------------------------------------------------------
   Net Asset Value (NAV) (Adv, Inv Class)                           $8.49, $8.49
--------------------------------------------------------------------------------
   Distribution Rate 6 (Adv, Inv Class)                             5.58%, 5.58%
--------------------------------------------------------------------------------
   30-Day SEC Yield 7 (Adv, Inv Class)                              6.16%, 6.16%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

Term Loans                                       (25%)
Foreign Corporate Bonds                           (5%)
Cash Management                                   (3%)
Corporate Bonds                                  (67%)

GROWTH OF $10,000 INVESTMENT 8 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE           Merrill Lynch High Yield
             SHORT-TERM HIGH YIELD BOND        U.S. Corporates, Cash Pay,         Short-Term High Yield Bond
                FUND - Investor Class           BB Rated, 1-5 Year Index                  Index III
             --------------------------        --------------------------         --------------------------
 6/30/1997              10,000                          10,000                           10,000
 7/31/1997              10,266                          10,162                           10,157
 8/31/1997              10,368                          10,175                           10,186
 9/30/1997              10,530                          10,290                           10,303
10/31/1997              10,487                          10,362                           10,363
11/30/1997              10,642                          10,405                           10,423
12/31/1997              10,777                          10,484                           10,496
 1/31/1998              10,912                          10,576                           10,601
 2/28/1998              11,024                          10,599                           10,639
 3/31/1998              11,096                          10,659                           10,710
 4/30/1998              11,169                          10,720                           10,775
 5/31/1998              11,251                          10,806                           10,860
 6/30/1998              11,324                          10,863                           10,912
 7/31/1998              11,449                          10,923                           10,976
 8/31/1998              11,255                          10,821                           10,790
 9/30/1998              11,387                          10,918                           10,821
10/31/1998              11,293                          10,797                           10,693
11/30/1998              11,578                          10,947                           10,930
12/31/1998              11,679                          11,050                           11,017
 1/31/1999              11,792                          11,012                           11,024
 2/28/1999              11,857                          11,007                           11,031
 3/31/1999              11,945                          11,130                           11,163
 4/30/1999              12,093                          11,235                           11,287
 5/31/1999              12,065                          11,211                           11,281
 6/30/1999              12,074                          11,240                           11,323
 7/31/1999              12,131                          11,264                           11,370
 8/31/1999              12,134                          11,252                           11,351
 9/30/1999              12,218                          11,284                           11,397
10/31/1999              12,254                          11,253                           11,365
11/30/1999              12,368                          11,268                           11,420
12/31/1999              12,300                          11,336                           11,501
 1/31/2000              12,331                          11,327                           11,524
 2/29/2000              12,392                          11,319                           11,528
 3/31/2000              12,356                          11,265                           11,414
 4/30/2000              12,384                          11,154                           11,356
 5/31/2000              12,395                          11,037                           11,284
 6/30/2000              12,571                          11,285                           11,500
 7/31/2000              12,668                          11,370                           11,589
 8/31/2000              12,783                          11,424                           11,658
 9/30/2000              12,826                          11,520                           11,721
10/31/2000              12,856                          11,200                           11,379
11/30/2000              12,715                          11,248                           11,299
12/31/2000              12,919                          11,397                           11,429
 1/31/2001              13,322                          11,878                           12,021
 2/28/2001              13,450                          12,054                           12,179
 3/31/2001              13,406                          12,227                           12,296
 4/30/2001              13,402                          12,343                           12,338
 5/31/2001              13,479                          12,589                           12,591
 6/30/2001              13,164                          12,610                           12,586
 7/31/2001              13,255                          12,786                           12,721
 8/31/2001              13,307                          13,005                           12,872
 9/30/2001              12,717                          12,608                           12,393
10/31/2001              12,645                          12,849                           12,494
11/30/2001              12,779                          13,130                           12,756
12/31/2001              12,865                          13,149                           12,783
 1/31/2002              12,997                          13,080                           12,846
 2/28/2002              12,910                          13,138                           12,904
 3/31/2002              12,929                          13,320                           13,109
 4/30/2002              12,770                          13,539                           13,297
 5/31/2002              12,736                          13,594                           13,331
 6/30/2002              12,478                          12,362                           12,338
 7/31/2002              12,399                          11,992                           11,868
 8/31/2002              12,447                          12,184                           12,165
 9/30/2002              12,532                          12,166                           12,086
10/31/2002              12,593                          12,145                           12,079
11/30/2002              12,736                          12,548                           12,601
12/31/2002              12,848                          12,687                           12,738
 1/31/2003              12,992                          12,874                           12,964
 2/28/2003              13,068                          13,000                           13,106
 3/31/2003              13,223                          13,124                           13,294
 4/30/2003              13,438                          13,492                           13,730
 5/31/2003              13,513                          13,607                           13,835
 6/30/2003              13,616                          13,814                           14,095
 7/31/2003              13,554                          13,701                           14,005
 8/31/2003              13,644                          13,823                           14,153
 9/30/2003              13,808                          14,081                           14,404
10/31/2003              13,900                          14,276                           14,617
11/30/2003              13,975                          14,412                           14,759
12/31/2003              14,071                          14,588                           14,974
 1/31/2004              14,119                          14,714                           15,115
 2/29/2004              14,189                          14,804                           15,197
 3/31/2004              14,295                          14,954                           15,341
 4/30/2004              14,268                          14,828                           15,270
 5/31/2004              14,184                          14,718                           15,158
 6/30/2004              14,272                          14,825                           15,306
 7/31/2004              14,358                          14,988                           15,480
 8/31/2004              14,457                          15,181                           15,685
 9/30/2004              14,521                          15,295                           15,802
10/31/2004              14,606                          15,421                           15,963
11/30/2004              14,607                          15,431                           15,999
12/31/2004              14,698                          15,534                           16,123
 1/31/2005              14,684                          15,539                           16,124
 2/28/2005              14,749                          15,611                           16,210
 3/31/2005              14,633                          15,393                           15,982
 4/30/2005              14,603                          15,433                           15,992
 5/31/2005              14,699                          15,601                           16,173
 6/30/2005              14,793                          15,764                           16,340
 7/31/2005              14,872                          15,899                           16,489
 8/31/2005              14,953                          15,943                           16,541
 9/30/2005              14,960                          15,879                           16,488
10/31/2005              14,988                          15,855                           16,467
11/30/2005              15,068                          15,831                           16,493
12/31/2005              15,132                          15,908                           16,586
 1/31/2006              15,234                          16,236                           16,869
 2/28/2006              15,297                          16,210                           16,868
 3/31/2006              15,349                          16,381                           17,038
 4/30/2006              15,383                          16,432                           17,111
 5/31/2006              15,419                          16,480                           17,177

--------------------------------------------------------------------------------

2 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. You cannot invest directly in an Index.

3 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an Index.

4 Fund characteristics and portfolio allocation and characteristics are subject to change.

5 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

6 The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

7 SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND Investor Class for the life of the Fund with the Short-Term High Yield Bond Index III and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (the Fund) seeks current income consistent with capital preservation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGER                             FUND INCEPTION DATE
  Thomas M. Price, CFA                     11/25/1988
  Jay N. Mueller, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 4.02% 1 for the 12-month period that ended May 31, 2006, outperforming the Lehman Brothers Short-Term U.S. Government/Credit Bond Index 2, which returned 3.61%. In addition, the Fund outperformed the Lehman Brothers 9-12 Months U.S. Short Treasury Index 3, which returned 2.99%. It also outperformed the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index 4, which returned 1.93%, and the Citigroup 1-Year Treasury Benchmark-on-the-Run Index 5, which returned 2.77%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUND'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund outperformed its benchmark, the Lehman Brothers Short-Term U.S. Government/Credit Bond Index. Throughout the period, we pursued a strategy of seeking to minimize interest rate sensitivity by keeping the Fund's holdings relatively short in duration and by allocating a significant portion of assets to floating-rate securities, which we believe tend to hold their value better than fixed-coupon debt in a rising interest rate environment. In addition to the overall interest rate strategy, the Fund's performance was aided by positive returns from corporate bonds and mortgage-backed securities held in the Fund.

      Short-term interest rates rose sharply during the period. The Fed tightened monetary policy eight times for an overall increase of 2%, which left the overnight Federal funds target rate at 5% as of May 31, 2006. Market-driven interest rates rose in accordance with the Fed's actions. Short-term U.S. Treasury yields increased by nearly 2% while intermediate- and longer-term rates climbed by about 1%.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      For much of the period, we targeted a duration, or level of interest rate sensitivity, that was lower than that of the Fund's benchmark. Toward the end of the reporting period, we aimed at a duration that was closer to the Fund's benchmark based on our belief that the Fed's tightening regime had nearly run its course. The Fund's maturity spectrum emphasis and sector allocation were essentially unchanged during the period. We reduced the Fund's holdings of automobile-related securities in response to the many challenges that the U.S.-based major manufacturers continue to face.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that U.S. economic expansion is in a maturing phase. It is also our belief that Gross Domestic Product growth may run at the historical trend level or slightly below, near 3% annually, and the cost pressures may begin to affect consumer prices. In the coming months, the Fed may break with its consistent series of gradual interest rate hikes and move to more of a "watch and wait" attitude. While upward drift in core inflation measures could motivate some additional tightening of credit by the Fed, we believe that we are probably closer to the peak of short-term interest rates. The Fed's policy of raising interest rates may be followed by either a period of stability or by a hasty reversal. At present, we believe that a period of stability is a more likely outcome, but we will remain alert to the possibility of too much tightening, which may eventually lead to rate reductions.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND FOREIGN INVESTMENTS RISKS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. These operating expense reductions can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Ultra Short-Term Income Fund, its predecessor fund. Performance shown for the Administrator Class shares reflects the performance of the predecessor fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent the Classes do not have the same expenses. Performance shown for the Advisor Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect the expenses of the Advisor Class. Performance shown for the Institutional Class shares of the Fund for periods prior to August 31, 1999, reflects the performance of the predecessor fund's Investor Class shares and has not been adjusted for the lower expenses of the Institutional Class.

2 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government /Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This index has an inception date of August 1, 2004. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS                        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                                   6-Months*  1-Year  5-Year  10-Year
---------------------------------------------------------------------------------------------------------------------
   Ultra Short-Term Income Fund - Administrator Class (Incept. Date 04/11/2005)      2.19      4.03    2.23    4.20
---------------------------------------------------------------------------------------------------------------------
   Ultra Short-Term Income Fund - Advisor Class (Incept. Date 08/31/1999)            2.09      4.06    2.03    3.90
---------------------------------------------------------------------------------------------------------------------
   Ultra Short-Term Income Fund - Institutional Class (Incept. Date 08/31/1999)      2.32      4.53    2.74    4.52
---------------------------------------------------------------------------------------------------------------------
   Ultra Short-Term Income Fund - Investor Class (Incept. Date 11/25/1988)           2.07      4.02    2.24    4.20
---------------------------------------------------------------------------------------------------------------------
   Benchmarks
---------------------------------------------------------------------------------------------------------------------
     Lehman Brothers Short-Term U.S. Government/Credit Bond Index 2                  2.07      3.61    N/A      N/A
---------------------------------------------------------------------------------------------------------------------
     Lehman Brothers 9-12 Months U.S. Short Treasury Index 3                         1.80      2.99    2.49    4.28
---------------------------------------------------------------------------------------------------------------------
     Lehman Brothers 1-3 Year Government/Credit Bond Index 4                         1.29      1.93    3.53    5.08
---------------------------------------------------------------------------------------------------------------------
     Citigroup 1-Year Treasury Benchmark-on-the-Run Index 5                          1.72      2.77    2.53    4.32
---------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 6 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        26%
--------------------------------------------------------------------------------
   Average Credit Quality 7                                                  Aa3
--------------------------------------------------------------------------------
   Weighted Average Coupon                                                 5.64%
--------------------------------------------------------------------------------
   Estimate Average Duration                                          0.45 years
--------------------------------------------------------------------------------
   Net Asset Value (NAV) (Admin, Adv, Inst,
    Inv Class)                                        $9.09, $9.12, $9.12, $9.12
--------------------------------------------------------------------------------
   Distribution Rate 8 (Admin, Adv, Inst,
    Inv Class)                                        5.28%, 5.08%, 5.54%, 5.04%
--------------------------------------------------------------------------------
   30-Day SEC Yield 9 (Admin, Adv, Inst,
    Inv Class)                                        5.19%, 4.88%, 5.36%, 4.84%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION 6 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

GNMA                                              (1%)
FHLMC                                             (2%)
FNMA                                              (3%)
Asset Back Securities                            (23%)
Collateralized Mortgage Securities               (30%)
Foreign Corporate Bonds                           (4%)
Corporate Bonds                                  (33%)
Municipal Bonds                                   (1%)
Cash Management                                   (3%)

GROWTH OF $10,000 INVESTMENT 10 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHARTS IN THE PRINTED MATERIAL.]

                                               Citigroup 1-Year
             WELLS FARGO ADVANTAGE ULTRA           Treasury            Lehman Brothers 9-12    Lehman Brothers 1-3 Year
              SHORT-TERM INCOME FUND -       Benchmark-on-the-Run        Months U.S.Short          U.S. Government/
                   Investor Class                   Index                 Treasury Index          Credit Bond Index
             ---------------------------     --------------------      --------------------    ------------------------
 5/31/1996              10,000                      10,000                    10,000                    10,000
 6/30/1996              10,045                      10,055                    10,055                    10,073
 7/31/1996              10,097                      10,094                    10,096                    10,112
 8/31/1996              10,163                      10,143                    10,146                    10,150
 9/30/1996              10,233                      10,211                    10,212                    10,243
10/31/1996              10,296                      10,288                    10,286                    10,358
11/30/1996              10,356                      10,341                    10,339                    10,436
12/31/1996              10,432                      10,376                    10,376                    10,438
 1/31/1997              10,498                      10,428                    10,426                    10,488
 2/28/1997              10,558                      10,466                    10,466                    10,514
 3/31/1997              10,578                      10,494                    10,493                    10,506
 4/30/1997              10,632                      10,558                    10,558                    10,592
 5/31/1997              10,710                      10,624                    10,621                    10,666
 6/30/1997              10,774                      10,687                    10,681                    10,740
 7/31/1997              10,842                      10,764                    10,752                    10,859
 8/31/1997              10,910                      10,802                    10,790                    10,870
 9/30/1997              10,964                      10,861                    10,851                    10,953
10/31/1997              11,000                      10,921                    10,911                    11,032
11/30/1997              11,052                      10,959                    10,949                    11,060
12/31/1997              11,110                      11,011                    11,006                    11,133
 1/31/1998              11,167                      11,084                    11,079                    11,240
 2/28/1998              11,219                      11,114                    11,110                    11,252
 3/31/1998              11,274                      11,169                    11,163                    11,296
 4/30/1998              11,317                      11,220                    11,216                    11,352
 5/31/1998              11,396                      11,269                    11,267                    11,413
 6/30/1998              11,453                      11,323                    11,322                    11,472
 7/31/1998              11,514                      11,378                    11,376                    11,526
 8/31/1998              11,497                      11,469                    11,459                    11,658
 9/30/1998              11,563                      11,560                    11,553                    11,815
10/31/1998              11,542                      11,621                    11,613                    11,866
11/30/1998              11,599                      11,623                    11,628                    11,864
12/31/1998              11,637                      11,659                    11,674                    11,910
 1/31/1999              11,689                      11,704                    11,720                    11,961
 2/28/1999              11,740                      11,717                    11,735                    11,910
 3/31/1999              11,809                      11,790                    11,803                    11,995
 4/30/1999              11,881                      11,833                    11,845                    12,036
 5/31/1999              11,923                      11,866                    11,880                    12,026
 6/30/1999              11,945                      11,922                    11,925                    12,062
 7/31/1999              11,989                      11,975                    11,978                    12,096
 8/31/1999              12,007                      12,010                    12,017                    12,128
 9/30/1999              12,083                      12,072                    12,082                    12,210
10/31/1999              12,105                      12,104                    12,123                    12,246
11/30/1999              12,176                      12,128                    12,155                    12,273
12/31/1999              12,251                      12,156                    12,189                    12,285
 1/31/2000              12,298                      12,186                    12,231                    12,285
 2/29/2000              12,354                      12,246                    12,293                    12,370
 3/31/2000              12,416                      12,303                    12,354                    12,441
 4/30/2000              12,461                      12,374                    12,415                    12,464
 5/31/2000              12,527                      12,420                    12,469                    12,509
 6/30/2000              12,629                      12,517                    12,564                    12,647
 7/31/2000              12,706                      12,590                    12,632                    12,733
 8/31/2000              12,788                      12,667                    12,673                    12,833
 9/30/2000              12,890                      12,742                    12,748                    12,939
10/31/2000              12,920                      12,804                    12,807                    12,997
11/30/2000              13,002                      12,892                    12,891                    13,118
12/31/2000              13,081                      13,019                    13,012                    13,277
 1/31/2001              13,178                      13,168                    13,155                    13,465
 2/28/2001              13,273                      13,235                    13,212                    13,561
 3/31/2001              13,353                      13,330                    13,303                    13,670
 4/30/2001              13,418                      13,391                    13,364                    13,714
 5/31/2001              13,509                      13,468                    13,441                    13,799
 6/30/2001              13,560                      13,505                    13,480                    13,851
 7/31/2001              13,660                      13,600                    13,566                    14,026
 8/31/2001              13,725                      13,660                    13,603                    14,121
 9/30/2001              13,556                      13,800                    13,728                    14,331
10/31/2001              13,626                      13,887                    13,810                    14,475
11/30/2001              13,670                      13,912                    13,834                    14,436
12/31/2001              13,639                      13,939                    13,866                    14,443
 1/31/2002              13,564                      13,949                    13,881                    14,485
 2/28/2002              13,544                      13,993                    13,913                    14,547
 3/31/2002              13,539                      13,966                    13,892                    14,453
 4/30/2002              13,590                      14,061                    13,976                    14,614
 5/31/2002              13,642                      14,096                    14,004                    14,692
 6/30/2002              13,617                      14,171                    14,072                    14,809
 7/31/2002              13,592                      14,230                    14,122                    14,956
 8/31/2002              13,617                      14,243                    14,139                    15,037
 9/30/2002              13,652                      14,308                    14,194                    15,168
10/31/2002              13,671                      14,340                    14,222                    15,187
11/30/2002              13,690                      14,340                    14,227                    15,187
12/31/2002              13,752                      14,399                    14,278                    15,351
 1/31/2003              13,786                      14,410                    14,290                    15,370
 2/28/2003              13,857                      14,434                    14,309                    15,455
 3/31/2003              13,868                      14,462                    14,333                    15,488
 4/30/2003              13,924                      14,479                    14,348                    15,548
 5/31/2003              13,966                      14,496                    14,363                    15,636
 6/30/2003              13,988                      14,524                    14,391                    15,670
 7/31/2003              13,981                      14,516                    14,386                    15,568
 8/31/2003              13,989                      14,530                    14,400                    15,575
 9/30/2003              14,042                      14,569                    14,442                    15,746
10/31/2003              14,049                      14,565                    14,436                    15,683
11/30/2003              14,070                      14,564                    14,438                    15,684
12/31/2003              14,064                      14,611                    14,482                    15,783
 1/31/2004              14,102                      14,628                    14,501                    15,826
 2/29/2004              14,152                      14,655                    14,527                    15,915
 3/31/2004              14,201                      14,674                    14,544                    15,971
 4/30/2004              14,175                      14,633                    14,517                    15,808
 5/31/2004              14,176                      14,630                    14,516                    15,785
 6/30/2004              14,179                      14,626                    14,515                    15,790
 7/31/2004              14,214                      14,658                    14,545                    15,856
 8/31/2004              14,248                      14,700                    14,584                    15,980
 9/30/2004              14,284                      14,697                    14,583                    15,972
10/31/2004              14,290                      14,722                    14,606                    16,028
11/30/2004              14,298                      14,696                    14,596                    15,950
12/31/2004              14,340                      14,719                    14,618                    15,988
 1/31/2005              14,378                      14,730                    14,634                    15,985
 2/28/2005              14,402                      14,729                    14,640                    15,954
 3/31/2005              14,413                      14,751                    14,666                    15,941
 4/30/2005              14,459                      14,803                    14,714                    16,034
 5/31/2005              14,555                      14,849                    14,760                    16,103
 6/30/2005              14,602                      14,874                    14,785                    16,138
 7/31/2005              14,652                      14,872                    14,791                    16,095
 8/31/2005              14,675                      14,935                    14,850                    16,199
 9/30/2005              14,710                      14,940                    14,859                    16,159
10/31/2005              14,747                      14,959                    14,884                    16,152
11/30/2005              14,784                      15,002                    14,931                    16,206
12/31/2005              14,840                      15,059                    14,987                    16,269
 1/31/2006              14,881                      15,096                    15,025                    16,300
 2/28/2006              14,921                      15,131                    15,061                    16,316
 3/31/2006              14,966                      15,173                    15,106                    16,336
 4/30/2006              15,026                      15,222                    15,156                    16,391
 5/31/2006              15,091                      15,261                    15,200                    16,414

--------------------------------------------------------------------------------

3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. You cannot invest directly in an Index.

4 The Lehman Brothers 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

5 The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued (on-the-run) one year treasuries each month (auctioned monthly). It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. You cannot invest directly in an Index.

6 Fund characteristics and portfolio allocation are subject to change.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

9 SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

10 The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND Investor Class shares for the most recent ten years with the Lehman Brothers 9-12 Months U.S. Short Treasury Index, the Lehman Brother 1-3 Year Government/Credit Bond Index, and the Citigroup 1-Year Treasury Benchmark-on-the-Run Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME FUNDS                     FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (December 1, 2005 to May 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Beginning            Ending
                                                         Account             Account          Expenses          Net Annual
                                                          Value               Value          Paid During         Expense
                                                        12/01/2005          05/31/06        the Period(1)         Ratio
Corporate Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund - Advisor Class
Actual                                                   $1,000.00          $  993.20           $4.94             1.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,019.84           $5.01             1.00%
--------------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund - Institutional Class
Actual                                                   $1,000.00          $  995.10           $3.02             0.61%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,021.77           $3.06             0.61%
--------------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund - Investor Class
Actual                                                   $1,000.00          $  993.10           $5.09             1.03%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,019.69           $5.16             1.03%
Government Securities Fund
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund - Class C
Actual                                                   $1,000.00          $  994.20           $8.41             1.70%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,016.36           $8.50             1.70%
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund - Administrator Class
Actual                                                   $1,000.00          $  999.20           $3.47             0.70%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,021.32           $3.51             0.70%
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund - Advisor Class
Actual                                                   $1,000.00          $  997.90           $4.71             0.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.08           $4.76             0.95%
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund - Institutional Class
Actual                                                   $1,000.00          $1,000.30           $2.38             0.48%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,022.41           $2.41             0.48%
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund - Investor Class
Actual                                                   $1,000.00          $  997.70           $5.05             1.02%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,019.74           $5.11             1.02%

FUND EXPENSES (UNAUDITED)                     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                        Beginning            Ending
                                                         Account             Account          Expenses          Net Annual
                                                          Value               Value          Paid During         Expense
                                                        12/01/2005          05/31/06        the Period(1)         Ratio
High Income Fund
--------------------------------------------------------------------------------------------------------------------------
High Income Fund - Advisor Class
Actual                                                   $1,000.00          $1,037.70           $4.40             0.87%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.48           $4.36             0.87%
--------------------------------------------------------------------------------------------------------------------------
High Income Fund - Institutional Class
Actual                                                   $1,000.00          $1,041.30           $2.18             0.43%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,022.66           $2.16             0.43%
--------------------------------------------------------------------------------------------------------------------------
High Income Fund - Investor Class
Actual                                                   $1,000.00          $1,037.80           $4.35             0.86%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.53           $4.31             0.86%
Short-Term Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund - Advisor Class
Actual                                                   $1,000.00          $1,015.40           $4.25             0.85%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.58           $4.26             0.85%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund - Institutional Class
Actual                                                   $1,000.00          $1,017.20           $2.40             0.48%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,022.41           $2.41             0.48%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund - Investor Class
Actual                                                   $1,000.00          $1,015.10           $4.50             0.90%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.33           $4.51             0.90%
Short-Term High Yield Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Short-Term High Yield Bond Fund - Advisor Class
Actual                                                   $1,000.00          $1,023.30           $4.77             0.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.08           $4.76             0.95%
--------------------------------------------------------------------------------------------------------------------------
Short-Term High Yield Bond Fund - Investor Class
Actual                                                   $1,000.00          $1,023.30           $4.31             0.86%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.53           $4.31             0.86%
Ultra Short-Term Income Fund
--------------------------------------------------------------------------------------------------------------------------
Ultra Short-Term Income Fund - Administrator Class
Actual                                                   $1,000.00          $1,021.90           $3.01             0.60%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,021.82           $3.01             0.60%
--------------------------------------------------------------------------------------------------------------------------
Ultra Short-Term Income Fund - Advisor Class
Actual                                                   $1,000.00          $1,020.90           $4.01             0.80%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.83           $4.01             0.80%
--------------------------------------------------------------------------------------------------------------------------
Ultra Short-Term Income Fund - Institutional Class
Actual                                                   $1,000.00          $1,023.20           $1.76             0.35%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,023.06           $1.76             0.35%
--------------------------------------------------------------------------------------------------------------------------
Ultra Short-Term Income Fund - Investor Class
Actual                                                   $1,000.00          $1,020.70           $4.21             0.84%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000.00          $1,020.63           $4.21             0.84%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the six-month period).

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
AGENCY SECURITIES - 0.01%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.00%
$           990    FHLMC #170027                                                          14.75%      03/01/2010    $         1,103
          4,092    FHLMC #170065                                                          14.00       09/01/2012              4,655

                                                                                                                              5,758
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.00%
          2,214    GNMA #45265                                                            15.00       08/15/2011              2,502
          1,375    GNMA #53809                                                            15.00       02/15/2012              1,558
          2,034    GNMA #54340                                                            15.00       05/15/2012              2,304

                                                                                                                              6,364
                                                                                                                    ---------------

SMALL BUSINESS ADMINISTRATION - 0.01%
        315,095    SBA #40013++(C)                                                         1.08       09/30/2017              7,877
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $588,369)                                                                                      19,999
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 74.19%

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.48%
      1,590,000    D.R. HORTON INCORPORATED<<                                              5.25       02/15/2015          1,420,422
                                                                                                                    ---------------

BUSINESS SERVICES - 1.09%
      2,116,000    BEAVER VALLEY II FUNDING CORPORATION                                    8.63       06/01/2007          2,166,297
        995,000    SB TREASURY COMPANY LLC+++/-                                            9.40       12/31/2049          1,061,245

                                                                                                                          3,227,542
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 1.00%
      1,550,000    CHEMTURA CORPORATION<<                                                  6.88       06/01/2016          1,503,500
      1,600,000    TEVA PHARMACEUTICAL FINANCE LLC                                         6.15       02/01/2036          1,448,984

                                                                                                                          2,952,484
                                                                                                                    ---------------

COMMUNICATIONS - 11.70%
      1,720,000    ALLTEL CORPORATION                                                      7.00       07/01/2012          1,818,425
      1,605,000    AMERICA MOVIL SA DE CV                                                  6.38       03/01/2035          1,423,641
      2,230,000    AT&T CORPORATION                                                        8.00       11/15/2031          2,569,259
      1,190,000    AT&T CORPORATION                                                        6.80       05/15/2036          1,183,753
      1,690,000    CITIZENS COMMUNICATIONS COMPANY                                         7.60       06/01/2006          1,690,000
      3,440,000    COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED<<                    8.38       03/15/2013          3,835,346
      1,185,000    COMCAST CORPORATION                                                     6.45       03/15/2037          1,108,437
      1,200,000    COX COMMUNICATIONS INCORPORATED                                         4.63       01/15/2010          1,146,691
      1,530,000    EMBARQ CORPORATION                                                      7.08       06/01/2016          1,531,821
      1,375,000    HISTORIC TW INCORPORATED                                                6.63       05/15/2029          1,314,797
      1,080,000    NEWS AMERICA HOLDINGS<<                                                 8.25       08/10/2018          1,245,134
      1,220,000    NEWS AMERICA HOLDINGS                                                   6.20       12/15/2034          1,102,890
      3,970,000    NEXTEL COMMUNICATIONS SERIES F                                          5.95       03/15/2014          3,857,871
      2,055,000    QWEST CORPORATION                                                       7.63       06/15/2015          2,090,963
      3,000,000    SPRINT CAPITAL CORPORATION                                              6.88       11/15/2028          3,025,197
      2,160,000    VERIZON FLORIDA INCORPORATED SERIES F                                   6.13       01/15/2013          2,109,499
      1,000,000    VERIZON NEW YORK INCORPORATED SERIES B                                  7.38       04/01/2032            985,556

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COMMUNICATIONS (CONTINUED)
$     1,555,000    VIACOM INCORPORATED++                                                   5.75%      04/30/2011    $     1,533,312
      1,040,000    VIACOM INCORPORATED++                                                   6.88       04/30/2036          1,005,940

                                                                                                                         34,578,532
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 4.61%
      4,500,000    CITIGROUP INCORPORATED                                                  5.00       09/15/2014          4,240,706
      1,390,000    DEUTSCHE BANK CAPITAL FUNDING TRUST VII+/-++<<                          5.63       01/31/2049          1,310,475
      1,775,000    JP MORGAN CHASE & COMPANY                                               5.13       09/15/2014          1,679,091
      1,695,000    M&T BANK CORPORATION+/-++                                               3.85       04/01/2013          1,643,557
      2,605,000    WASHINGTON MUTUAL CAPITAL I                                             8.38       06/01/2027          2,761,844
      2,000,000    ZIONS BANCORPORATION                                                    6.00       09/15/2015          1,987,860

                                                                                                                         13,623,533
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.29%
      3,040,000    DARDEN RESTAURANTS                                                      6.00       08/15/2035          2,616,844
      1,070,000    YUM! BRANDS INCORPORATED                                                8.88       04/15/2011          1,197,442

                                                                                                                          3,814,286
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.94%
      2,250,000    CAROLINA POWER & LIGHT COMPANY                                          5.15       04/01/2015          2,125,417
        825,000    CLEVELAND ELECTRIC ILLUMINATION                                         5.65       12/15/2013            805,019
      1,300,000    CONSUMERS ENERGY COMPANY                                                5.50       08/15/2016          1,230,450
      3,660,000    CONSUMERS ENERGY COMPANY SERIES B<<                                     5.38       04/15/2013          3,519,668
      1,737,806    FPL ENERGY NATIONAL WIND++                                              6.13       03/25/2019          1,676,461
      3,485,000    IPALCO ENTERPRISES INCORPORATED                                         8.38       11/14/2008          3,624,400
        955,000    IPALCO ENTERPRISES INCORPORATED                                         8.63       11/14/2011          1,024,238
      3,045,000    MONONGAHELA POWER COMPANY                                               6.70       06/15/2014          3,176,203
      1,550,000    NEVADA POWER COMPANY++                                                  6.65       04/01/2036          1,474,651
      1,220,000    NISOURCE FINANCE CORPORATION                                            5.25       09/15/2017          1,117,563
        770,000    POTOMAC EDISON COMPANY                                                  5.35       11/15/2014            738,910

                                                                                                                         20,512,980
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT - 1.25%
      1,025,000    NEVADA POWER COMPANY++                                                  6.50       05/15/2018          1,012,825
      1,550,000    SOUTHERN CALIFORNIA EDISON                                              7.63       01/15/2010          1,638,152
      1,165,000    WESTAR ENERGY INCORPORATED                                              5.88       07/15/2036          1,049,319

                                                                                                                          3,700,296
                                                                                                                    ---------------

EXECUTIVE, LEGISLATIVE & GEN GOVERNMENT, EXCEPT FINANCE - 0.57%
      1,820,000    MASHANTUCKET WEST PEQUOT++                                              5.91       09/01/2021          1,684,647
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.58%
      1,810,000    FORTUNE BRANDS INCORPORATED                                             5.38       01/15/2016          1,709,207
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.55%
      2,045,000    DEAN FOODS COMPANY                                                      7.00       06/01/2016          2,004,100
      2,520,000    KRAFT FOODS INCORPORATED                                                5.25       10/01/2013          2,418,678
      3,100,000    TYSON FOODS INCORPORATED                                                7.25       10/01/2006          3,115,271

                                                                                                                          7,538,049
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
FOOD STORES - 1.01%
$     1,680,000    DELHAIZE AMERICA INCORPORATED                                           9.00%      04/15/2031    $     1,883,334
      1,085,000    SAFEWAY INCORPORATED                                                    7.25       02/01/2031          1,108,775

                                                                                                                          2,992,109
                                                                                                                    ---------------

FORESTRY - 0.71%
      2,103,000    WEYERHAEUSER COMPANY                                                    5.95       11/01/2008          2,106,192
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.22%
      2,000,000    JC PENNEY CORPORATION                                                   9.00       08/01/2012          2,293,118
      1,500,000    WAL-MART STORES                                                         5.25       09/01/2035          1,304,946

                                                                                                                          3,598,064
                                                                                                                    ---------------

HEALTH SERVICES - 0.57%
      1,585,000    MEDCO HEALTH SOLUTIONS INCORPORATED                                     7.25       08/15/2013          1,682,259
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 4.58%
      3,500,000    CREDIT SUISSE FIRST BOSTON USA INCORPORATED<<                           4.88       08/15/2010          3,395,921
      2,230,000    FARMERS EXCHANGE CAPITAL++                                              7.05       07/15/2028          2,190,402
      2,210,000    FUND AMERICAN COMPANIES INCORPORATED                                    5.88       05/15/2013          2,145,030
      3,000,000    GENERAL ELECTRIC CAPITAL CORPORATION                                    4.13       03/04/2008          2,935,323
      3,075,000    OMX TIMBER FINANCE INVESTMENTS LLC++                                    5.42       01/29/2020          2,873,126

                                                                                                                         13,539,802
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.61%
      1,675,000    HARRAHS OPERATING COMPANY INCORPORATED<<                                8.00       02/01/2011          1,797,896
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.53%
      1,595,000    CISCO SYSTEMS INCORPORATED                                              5.25       02/22/2011          1,570,715
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.78%
      2,750,000    FIDELITY NATIONAL TITLE                                                 7.30       08/15/2011          2,805,445
      1,470,000    METLIFE INCORPORATED                                                    5.00       06/15/2015          1,366,708
      1,100,000    UNUMPROVIDENT FINANCE COMPANY++                                         6.85       11/15/2015          1,087,555

                                                                                                                          5,259,708
                                                                                                                    ---------------

METAL MINING - 0.51%
      1,635,000    CODELCO INCORPORATED++                                                  4.75       10/15/2014          1,497,505
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 3.64%
      1,670,000    AMERICAN GENERAL FINANCE CORPORATION                                    4.88       05/15/2010          1,618,843
      2,750,000    FORD MOTOR CREDIT COMPANY                                               6.63       06/16/2008          2,604,486
      2,685,998    FPL ENERGY CAITHNESS FUNDING++                                          7.65       12/31/2018          2,878,987
      1,685,000    GENERAL MOTORS ACCEPTANCE CORPORATION                                   6.88       08/28/2012          1,566,263
      2,120,000    RESIDENTIAL CAPITAL CORPORATION                                         6.38       06/30/2010          2,092,720

                                                                                                                         10,761,299
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 4.74%
      1,345,000    BURLINGTON RESOURCES FINANCE COMPANY                                    7.40       12/01/2031          1,542,800
      2,000,000    DEVON FINANCING CORPORATION ULC                                         7.88       09/30/2031          2,325,164
      2,235,000    ENERGY TRANSFER PARTNERS                                                5.95       02/01/2015          2,158,661
      2,160,000    PEMEX PROJECT FUNDING MASTER TRUST                                      8.85       09/15/2007          2,238,840

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
OIL & GAS EXTRACTION (CONTINUED)
$     1,665,000    PEMEX PROJECT FUNDING MASTER TRUST                                      5.75%      12/15/2015    $     1,535,963
      1,385,000    PEMEX PROJECT FUNDING MASTER TRUST                                      8.63       02/01/2022          1,558,125
      2,620,000    XTO ENERGY INCORPORATED<<                                               6.25       04/15/2013          2,659,648

                                                                                                                         14,019,201
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.80%
      1,355,000    INTERNATIONAL PAPER COMPANY                                             6.75       09/01/2011          1,405,783
      1,000,000    PLUM CREEK TIMBERLANDS                                                  5.88       11/15/2015            965,226

                                                                                                                          2,371,009
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.67%
      1,500,000    AMERADA HESS CORPORATION                                                7.13       03/15/2033          1,570,944
      1,170,000    ENTERPRISE PRODUCTS OPERATIONS SERIES B                                 5.60       10/15/2014          1,104,230
      2,165,000    VALERO ENERGY CORPORATION                                               6.88       04/15/2012          2,257,774

                                                                                                                          4,932,948
                                                                                                                    ---------------

PIPELINES, EXCEPT NATURAL GAS - 2.18%
        915,000    KINDER MORGAN ENERGY PARTNERS LP                                        5.13       11/15/2014            830,306
      1,425,000    KN CAPITAL TRUST I SERIES B                                             8.56       04/15/2027          1,492,921
      2,155,000    PLAINS ALL AMERICAN PIPELINE LP                                         5.63       12/15/2013          2,089,893
      1,910,000    TEXAS EASTERN TRANSMISSION LP<<                                         7.00       07/15/2032          2,031,589

                                                                                                                          6,444,709
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.19%
        520,000    CBS CORPORATION                                                         7.88       07/30/2030            549,348
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 2.59%
      1,240,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                8.13       04/15/2020          1,463,519
      1,842,000    NORFOLK SOUTHERN CORPORATION                                            5.64       05/17/2029          1,691,339
      4,480,000    UNION PACIFIC CORPORATION                                               5.75       10/15/2007          4,484,825

                                                                                                                          7,639,683
                                                                                                                    ---------------

REAL ESTATE - 3.61%
      1,255,000    EOP OPERATING LIMITED PARTNERSHIP<<                                     6.75       02/15/2012          1,299,610
      2,785,000    EQUITY ONE INCORPORATED                                                 3.88       04/15/2009          2,632,750
      2,075,000    ERP OPERATING LIMITED PARTNERSHIP<<                                     6.95       03/02/2011          2,173,069
      2,660,000    HRPT PROPERTIES TRUST                                                   5.75       02/15/2014          2,575,178
      1,880,000    LIBERTY PROPERTY LIMITED PARTNERSHIP                                    7.25       03/15/2011          1,976,128

                                                                                                                         10,656,735
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.48%
      1,650,000    ARCHSTONE-SMITH OPERATIONS TRUST                                        5.25       12/01/2010          1,613,264
      1,310,000    BRANDYWINE OPERATION PARTNERS                                           5.75       04/01/2012          1,287,247
      1,500,000    ISTAR FINANCIAL INCORPORATED<<                                          5.80       03/15/2011          1,481,455

                                                                                                                          4,381,966
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 5.74%
      2,000,000    CITIGROUP INCORPORATED<<                                                4.63       08/03/2010          1,933,248
      6,000,000    GOLDMAN SACHS GROUP INCORPORATED                                        5.50       11/15/2014          5,774,922
      3,000,000    LEHMAN BROTHERS HOLDINGS                                                4.50       07/26/2010          2,876,706

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (CONTINUED)
$     1,510,000    MERRILL LYNCH & COMPANY                                                 6.05%      05/16/2016    $     1,503,300
      5,000,000    MORGAN STANLEY                                                          5.05       01/21/2011          4,871,300

                                                                                                                         16,959,476
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.87%
      2,480,000    ALTRIA GROUP INCORPORATED                                               7.65       07/01/2008          2,573,818
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.91%
      2,437,000    RAYTHEON COMPANY<<                                                      7.20       08/15/2027          2,680,961
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.19%
      3,575,000    DAIMLERCHRYSLER NA HOLDING CORPORATION                                  6.50       11/15/2013          3,602,367
      1,265,000    GOODRICH CORPORATION                                                    7.50       04/15/2008          1,304,597
      1,615,000    JOHNSON CONTROLS INCORPORATED                                           5.25       01/15/2011          1,579,407

                                                                                                                          6,486,371
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $225,242,168)                                                                       219,263,751
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS - 7.06%
      1,095,000    BSKYB FINANCE UK PLC++                                                  5.63       10/15/2015          1,046,579
      1,520,000    BURLINGTON RESOURCES FINANCIAL                                          7.20       08/15/2031          1,703,918
      3,245,000    DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                               8.25       06/15/2030          3,750,720
      2,180,000    GRUPO TELEVISA SA                                                       6.63       03/18/2025          2,060,100
      1,745,000    PCCW-HKT CAPITAL #3 LIMITED++                                           5.25       07/20/2015          1,592,553
      2,750,000    ROGERS WIRELESS INCORPORATED                                            6.38       03/01/2014          2,619,375
      1,000,000    SUMITOMO MITSUI BANKING+/-++                                            5.63       07/29/2049            952,476
      2,590,000    TELECOM ITALIA CAPITAL<<                                                4.00       01/15/2010          2,432,544
      2,000,000    TELECOM ITALIA CAPITAL                                                  5.25       10/01/2015          1,829,018
      2,750,000    WESTERN POWER DISTRIBUTION HOLDINGS LIMITED++                           7.38       12/15/2028          2,901,080

TOTAL FOREIGN CORPORATE BONDS@ (COST $21,638,265)                                                                        20,888,363
                                                                                                                    ---------------

FOREIGN GOVERNMENT BONDS - 5.41%
      1,580,000    COMMONWEALTH BANK AUSTRALIA+/-++<<                                      6.02       03/29/2049          1,536,765
      2,395,000    CONTROLADORA COMERCIAL MEXICANA                                         6.63       06/01/2015          2,342,799
      1,245,000    FBG FINANCE LIMITED++                                                   5.13       06/15/2015          1,148,234
      2,500,000    HSBC HOLDINGS PLC                                                       6.50       05/02/2036          2,477,032
      1,605,000    MUFG CAPITAL FINANCING 1 LIMITED+/-                                     6.35       07/29/2049          1,580,394
      4,580,000    UNITED MEXICAN STATES                                                   7.50       01/14/2012          4,866,250
      1,790,000    UNITED MEXICAN STATES SERIES MTN                                        8.30       08/15/2031          2,031,650

TOTAL FOREIGN GOVERNMENT BONDS@ (COST $16,122,179)                                                                       15,983,124
                                                                                                                    ---------------

MUNICIPAL BONDS & NOTES - 0.68%

IOWA - 0.16%
        470,000    TOBACCO SETTLEMENT AUTHORITY OF IOWA SERIES A (EXCISE TAX
                     REVENUE LOC)SS.                                                       6.79       06/01/2010            481,181
                                                                                                                    ---------------

LOUISIANA - 0.52%
      1,533,195    TOBACCO SETTLEMENT FINANCING CORPORATION LA SERIES 2001A
                     (OTHER REVENUE LOC)SS.                                                6.36       05/15/2025          1,524,471
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $1,989,133)                                                                           2,005,652
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
US TREASURY SECURITIES - 9.27%

US TREASURY BILLS - 0.07%
$       210,000    US TREASURY BILL^#                                                      4.66%      07/27/2006    $       208,474
                                                                                                                    ---------------

US TREASURY BONDS - 1.27%
      3,720,000    US TREASURY BOND<<                                                      5.38       02/15/2031          3,762,430
                                                                                                                    ---------------

US TREASURY NOTES - 7.93%
     19,461,000    US TREASURY NOTE<<                                                      4.25       10/15/2010         18,873,375
      2,585,000    US TREASURY NOTE<<                                                      4.50       02/15/2016          2,460,295
      2,100,000    US TREASURY NOTE<<                                                      5.13       05/15/2016          2,101,640

                                                                                                                         23,435,310
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $27,582,017)                                                                          27,406,214
                                                                                                                    ---------------

TERM LOANS - 0.49%
      1,440,000    REYNOLDS AMERICAN INCORPORATED TERM LOAN                                7.11       05/31/2012          1,447,200
                                                                                                                    ---------------

TOTAL TERM LOANS (COST $1,447,200)                                                                                        1,447,200
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 16.63%

COLLATERAL INVESTED IN OTHER ASSETS - 16.63%
         42,536    ABBEY NATIONAL TREASURY SERVICE+/-++                                    5.15       01/16/2007             42,574
        631,182    AMERICAN EXPRESS BANK FSB+/-                                            5.04       01/26/2007            631,150
        397,919    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.11       06/15/2007            398,110
        898,281    AQUIFER FUNDING LIMITED++                                               5.03       06/07/2006            897,536
        343,034    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  4.98       11/10/2006            343,034
        274,427    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.06       04/25/2007            274,408
        212,544    ATOMIUM FUNDING CORPORATION++                                           4.87       06/07/2006            212,367
      1,932,294    ATOMIUM FUNDING CORPORATION                                             5.06       06/15/2006          1,928,526
         93,086    ATOMIUM FUNDING CORPORATION++                                           5.08       06/19/2006             92,853
      3,636,155    BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
                   (MATURITY VALUE $3,636,155)                                             5.11       06/01/2006          3,636,155
         72,723    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.18       06/19/2006             72,722
      1,372,134    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,372,329)                                             5.11       06/01/2006          1,372,134
         51,579    BETA FINANCE INCORPORATED SERIES MTN+/-++                               5.14       06/02/2006             51,579
      1,798,868    BHP BILLITON FINANCE USA LIMITED                                        5.05       06/12/2006          1,796,116
      4,655,510    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $4,656,171)                                             5.11       06/01/2006          4,655,510
        137,213    BUCKINGHAM CDO LLC++                                                    5.07       06/26/2006            136,735
        686,067    BUCKINGHAM CDO LLC                                                      5.06       07/24/2006            680,949
        548,854    CAIRN HIGH GRADE I LLC                                                  5.02       06/01/2006            548,854
        198,959    CAIRN HIGH GRADE I LLC++                                                4.97       06/09/2006            198,739
        603,739    CAIRN HIGH GRADE I LLC                                                  5.04       06/12/2006            602,815
        343,034    CAIRN HIGH GRADE I LLC++                                                5.04       06/14/2006            342,413
        301,870    CAIRN HIGH GRADE I LLC++                                                5.04       06/15/2006            301,281
        301,870    CAIRN HIGH GRADE I LLC                                                  5.09       06/27/2006            300,774
          9,605    CAIRN HIGH GRADE I LLC                                                  5.15       07/11/2006              9,551
         27,443    CC USA INCORPORATED+/-++                                                5.07       07/14/2006             27,443
        166,605    CEDAR SPRINGS CAPITAL COMPANY++                                         5.00       06/02/2006            166,581
        423,166    CEDAR SPRINGS CAPITAL COMPANY++                                         4.98       06/05/2006            422,929

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        99,315    CEDAR SPRINGS CAPITAL COMPANY++                                         5.06%      06/09/2006    $        99,205
         40,437    CEDAR SPRINGS CAPITAL COMPANY++                                         5.07       06/19/2006             40,336
        517,130    CEDAR SPRINGS CAPITAL COMPANY++                                         4.89       06/21/2006            515,692
        546,795    CEDAR SPRINGS CAPITAL COMPANY++                                         4.89       06/22/2006            545,199
        562,575    CEDAR SPRINGS CAPITAL COMPANY                                           5.09       06/23/2006            560,848
         93,964    CEDAR SPRINGS CAPITAL COMPANY                                           4.97       06/26/2006             93,636
        296,381    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                         5.05       06/13/2006            296,381
         37,734    CREDIT SUISSE FIRST BOSTON+/-                                           5.21       06/19/2006             37,733
        102,910    CULLINAN FINANCE CORPORATION++                                          5.07       06/02/2006            102,896
      1,385,156    DEER VALLEY FUNDING LLC++                                               5.04       06/26/2006          1,380,321
      1,061,977    DEER VALLEY FUNDING LLC                                                 5.08       06/27/2006          1,058,122
         44,594    DNB NOR BANK ASA                                                        5.08       07/05/2006             44,382
         17,152    EUREKA SECURITIZATION INCORPORATED++                                    5.06       06/23/2006             17,099
          5,159    FALCON ASSET SECURITIZATION CORPORATION                                 4.91       06/15/2006              5,149
      1,372,134    FCAR OWNER TRUST SERIES II                                              5.04       06/22/2006          1,368,128
         13,721    FCAR OWNER TRUST SERIES II                                              5.29       10/03/2006             13,479
        686,067    FIVE FINANCE INCORPORATED+/-++                                          5.12       01/25/2007            686,335
         45,706    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.20       08/15/2006             45,220
      1,372,134    FOX TROT CDO LIMITED                                                    5.06       06/26/2006          1,367,345
        219,541    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.16       06/16/2006            219,541
        164,793    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.06       09/18/2006            164,861
        375,828    GEORGE STREET FINANCE LLC++                                             5.03       06/08/2006            375,463
        699,788    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.16       06/30/2006            699,788
        343,034    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.21       08/16/2006            343,034
         22,297    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.34       08/18/2006             22,304
         12,281    GRAMPIAN FUNDING LIMITED                                                4.85       07/03/2006             12,226
        164,656    HARRIER FINANCE FUNDING LLC                                             5.04       06/29/2006            164,014
        100,166    HBOS TREASURY SERVICES PLC+/-++                                         4.98       06/30/2006            100,154
      1,152,593    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.22       06/06/2006          1,152,593
      2,058,201    JP MORGAN CHASE REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,058,493)                                             5.11       06/01/2006          2,058,201
         68,758    K2 USA LLC SERIES MTN+/-++                                              5.13       07/24/2006             68,765
        878,166    KAUPTHING BANK HF+/-++                                                  5.14       03/20/2007            877,042
         50,165    KLIO FUNDING CORPORATION++                                              5.06       06/22/2006             50,019
         24,863    KLIO FUNDING CORPORATION++                                              5.14       07/26/2006             24,670
        217,072    KLIO II FUNDING CORPORATION++                                           4.98       06/30/2006            216,195
         27,443    LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                    4.98       06/02/2006             27,443
        929,840    LEXINGTON PARKER CAPITAL CORPORATION++                                  5.07       06/02/2006            929,710
        686,067    LIQUID FUNDING LIMITED++                                                5.09       06/30/2006            683,295
        370,476    LIQUID FUNDING LIMITED+/-++                                             5.06       08/14/2006            370,476
        480,247    LIQUID FUNDING LIMITED+/-++                                             4.99       12/01/2006            480,247
         75,467    MERRILL LYNCH & COMPANY+/-                                              5.09       06/06/2006             75,467
        960,494    MORGAN STANLEY+/-                                                       5.13       10/10/2006            960,494
        686,067    MORGAN STANLEY+/-                                                       5.13       10/30/2006            686,067
        210,966    MORGAN STANLEY SERIES EXL+/-                                            5.11       08/13/2010            211,020
         20,582    NATIONWIDE BUILDING SOCIETY+/-++                                        5.20       07/21/2006             20,584
         35,497    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.57       06/15/2006             35,428
         29,295    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.06       06/19/2006             29,222

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       114,848    NORTH SEA FUNDING LLC                                                   4.97%      06/21/2006    $       114,528
        153,336    OLD LINE FUNDING CORPORATION++                                          5.02       06/15/2006            153,037
          8,754    PERRY GLOBAL FUNDING LLC                                                4.80       06/12/2006              8,741
         41,589    PERRY GLOBAL FUNDING LLC SERIES A                                       5.07       06/23/2006             41,462
         12,349    PERRY GLOBAL FUNDING LLC SERIES A++                                     5.17       08/10/2006             12,227
        630,564    RACERS TRUST 2004-6-MM+/-++                                             5.10       05/22/2006            630,684
         63,736    REGENCY MARKETS #1 LLC                                                  5.05       06/13/2006             63,629
        686,067    REGENCY MARKETS #1 LLC++                                                5.05       06/15/2006            684,729
        343,034    ROYAL BANK OF SCOTLAND PLC+/-++                                         5.22       11/24/2006            343,174
         43,428    ROYAL BANK OF SCOTLAND PLC+/-                                           5.22       11/24/2006             43,446
        343,034    SEDNA FINANCE INCORPORATED+/-++                                         4.83       12/08/2006            343,071
        274,427    SLM CORPORATION+/-++                                                    5.08       05/04/2007            274,405
        171,887    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.13       10/25/2006            171,937
         13,076    THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                       4.93       06/06/2006             13,067
        857,255    THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                         4.91       06/26/2006            854,263
        119,911    THUNDER BAY FUNDING INCORPORATED++                                      5.13       07/07/2006            119,306
         16,603    TICONDEROGA FUNDING LLC                                                 5.07       06/01/2006             16,603
      1,646,561    TIERRA ALTA FUNDING I LIMITED                                           5.04       06/15/2006          1,643,350
      1,372,134    TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                               5.26       07/11/2006          1,372,134
        263,710    TRAVELERS INSURANCE COMPANY+/-                                          5.15       02/09/2007            263,705
        686,067    UNICREDITO ITALIANO NEW YORK SERIES+/-                                  4.92       06/30/2006            685,861
        343,034    UNICREDITO ITALIANO SERIES LIB+/-++                                     5.09       03/09/2007            343,054
        343,034    VERSAILLES CDS LLC                                                      5.07       06/21/2006            342,080
        343,034    VERSAILLES CDS LLC                                                      5.02       06/26/2006            341,836
        209,937    VERSAILLES CDS LLC                                                      5.05       06/27/2006            209,174
         28,815    VERSAILLES CDS LLC++                                                    5.05       06/28/2006             28,706
        167,098    WHISTLEJACKET CAPITAL LIMITED                                           5.03       06/26/2006            166,515
         16,397    WHITE PINE FINANCE LLC                                                  5.14       08/04/2006             16,248
        356,755    WHITE PINE FINANCE LLC SERIES MTN1+/-++                                 5.07       06/12/2006            356,758
          9,660    YORKTOWN CAPITAL LLC                                                    5.16       07/06/2006              9,612

                                                                                                                         49,147,009
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $49,147,009)                                                               49,147,009
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 1.20%
      3,550,996    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            3,550,996
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,550,996)                                                                            3,550,996
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $347,307,336)*                               114.94%                                                          $   339,712,309
OTHER ASSETS AND LIABILITIES, NET                  (14.94)                                                              (44,165,493)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   295,546,816
                                                   ======                                                           ===============

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    CORPORATE BOND FUND
--------------------------------------------------------------------------------

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,550,996.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $347,586,631 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                           $ 1,888,646
       GROSS UNREALIZED DEPRECIATION                            (9,762,968)
                                                               -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)              $(7,874,322)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
AGENCY NOTES - INTEREST BEARING - 10.31%
$    39,525,000    FHLMC<<                                                                 5.13%      10/24/2007    $    39,408,797
     15,000,000    FHLMC<<                                                                 4.75       05/06/2013         14,192,476
     15,385,000    FNMA<<                                                                  5.25       06/15/2006         15,384,662
     28,250,000    FNMA<<                                                                  5.00       09/14/2007         28,121,462
     15,000,000    FREDDIE MAC<<                                                           5.13       04/18/2011         14,827,140

TOTAL AGENCY NOTES - INTEREST BEARING (COST $113,006,471)                                                               111,934,537
                                                                                                                    ---------------

AGENCY SECURITIES - 45.42%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.88%
         41,189    FHLMC #160053                                                           8.00       07/01/2008             41,805
             18    FHLMC #170046                                                          14.50       03/01/2011                 20
            164    FHLMC #170053                                                          14.75       08/01/2011                183
          5,378    FHLMC #170053                                                          15.00       08/01/2011              6,043
            323    FHLMC #170069                                                          14.00       11/01/2012                368
         91,229    FHLMC #170215                                                           8.00       02/01/2017             95,952
        109,867    FHLMC #170235                                                          10.50       08/01/2019            122,099
            996    FHLMC #181072                                                          14.50       12/01/2011              1,116
         43,657    FHLMC #181626                                                           8.50       07/01/2007             44,082
         23,155    FHLMC #182079                                                           8.00       02/01/2010             23,799
         25,535    FHLMC #182104                                                           8.00       12/01/2010             26,246
         46,140    FHLMC #1B0123+/-                                                        6.00       09/01/2031             46,574
         63,335    FHLMC #1B0128+/-                                                        6.18       09/01/2031             63,524
      2,227,898    FHLMC #1B0129+/-                                                        6.03       09/01/2031          2,238,831
        175,870    FHLMC #272877                                                           8.00       08/01/2009            178,498
        126,518    FHLMC #279063                                                           9.00       08/01/2009            129,599
        163,863    FHLMC #552435                                                          10.50       08/01/2020            183,654
            640    FHLMC #555108                                                           7.25       07/01/2008                639
         58,087    FHLMC #555158                                                           8.50       05/01/2016             59,185
        825,704    FHLMC #555503                                                           9.00       04/01/2021            877,698
        311,041    FHLMC #555515                                                           8.50       10/01/2013            314,063
      1,213,416    FHLMC #611023+/-                                                        6.03       10/01/2026          1,241,191
        229,671    FHLMC #786210+/-                                                        6.46       01/01/2026            224,403
      3,385,984    FHLMC #786823<<+/-                                                      6.35       07/01/2029          3,428,407
      1,410,016    FHLMC #789483+/-                                                        5.62       06/01/2032          1,441,369
        300,421    FHLMC #865496+/-                                                        5.52       05/01/2026            298,648
        207,765    FHLMC #884009                                                          10.50       05/01/2020            233,837
         63,961    FHLMC #A01434                                                           9.00       06/01/2016             66,893
        369,237    FHLMC #A01562                                                           9.00       11/01/2018            391,349
        209,973    FHLMC #A01607                                                           8.50       06/01/2011            213,089
        229,788    FHLMC #A01620                                                           9.00       04/01/2017            243,549
        220,008    FHLMC #A01860                                                           8.50       06/01/2017            222,697
      2,738,078    FHLMC #E79794                                                           7.00       10/01/2014          2,812,855
        417,260    FHLMC #G00319                                                           9.50       04/01/2025            456,349
        525,910    FHLMC #G01236                                                          10.00       10/01/2021            567,684
     13,813,357    FHLMC #G08102<<                                                         6.50       12/01/2035         13,970,825
            201    FHLMC #G10444                                                           9.50       04/01/2007                201
         84,777    FHLMC #G10783                                                           8.50       06/01/2012             88,025

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$     1,103,595    FHLMC #G11136                                                           6.50%      05/01/2011    $     1,111,447
        625,386    FHLMC #G11200<<                                                         8.00       01/01/2012            645,489
     10,036,095    FHLMC #G11209<<                                                         7.50       12/01/2011         10,301,262
      3,634,595    FHLMC #G11345<<                                                         7.50       12/01/2011          3,722,472
      5,864,550    FHLMC #G11368                                                           7.50       12/01/2012          6,029,472
     16,071,109    FHLMC #G18005<<                                                         5.00       08/01/2019         15,538,438
      2,143,569    FHLMC #G80106                                                          10.00       08/17/2022          2,379,232
      3,625,505    FHLMC #G80116<<                                                        10.00       02/17/2025          3,931,684
      4,568,614    FHLMC #G80193<<                                                         9.50       09/17/2022          4,969,211
        789,762    FHLMC #G90023                                                           7.00       11/17/2013            807,417
         66,104    FHLMC #N70012                                                          10.50       08/01/2020             73,838
      5,704,169    FHLMC #W20001                                                           7.26       06/01/2006          5,691,676

                                                                                                                         85,556,987
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 34.92%
     20,000,000    FNMA<<                                                                  6.00       05/15/2011         20,508,280
        361,831    FNMA #100042                                                           11.00       10/15/2020            395,679
        521,018    FNMA #100285                                                            9.50       12/15/2020            579,542
        761,710    FNMA #103102+/-                                                         4.93       03/01/2018            760,906
          1,068    FNMA #1376                                                             15.50       10/01/2012              1,215
        503,614    FNMA #190180                                                            9.00       07/01/2021            541,416
        199,042    FNMA #303548                                                            8.50       02/01/2012            201,303
        960,686    FNMA #313419                                                            8.50       12/01/2026          1,042,121
        375,082    FNMA #323013                                                            9.00       10/01/2021            411,393
      1,700,912    FNMA #323284                                                            8.50       05/01/2017          1,800,652
      9,587,950    FNMA #323756                                                            6.20       05/01/2009          9,655,435
            103    FNMA #3260                                                             13.25       04/01/2012                107
         40,436    FNMA #364215                                                            7.50       07/01/2015             40,905
          8,711    FNMA #364217                                                            7.00       09/01/2015              8,755
      3,624,046    FNMA #368034                                                            8.00       11/01/2026          3,898,296
      5,953,346    FNMA #398800                                                            8.00       06/01/2012          6,177,487
        447,067    FNMA #398805                                                            8.50       11/01/2011            465,112
        306,603    FNMA #426843                                                           11.00       02/01/2019            336,062
        327,318    FNMA #439935                                                            8.00       04/01/2017            341,613
      1,664,364    FNMA #457277+/-                                                         6.29       10/01/2027          1,638,623
        597,913    FNMA #458018                                                           12.00       07/15/2014            681,410
      1,041,958    FNMA #487758                                                            8.50       05/01/2026          1,125,691
        334,752    FNMA #487759                                                            9.50       07/01/2028            368,945
        431,015    FNMA #516051                                                            9.50       01/01/2021            471,682
         73,012    FNMA #52                                                                8.50       07/01/2010             73,238
        492,060    FNMA #535537                                                            9.00       07/01/2028            531,948
      1,589,894    FNMA #535573                                                            8.00       11/01/2013          1,630,208
        905,933    FNMA #535752                                                           10.00       12/01/2020          1,003,932
      2,009,045    FNMA #538435+/-                                                         6.27       07/01/2026          2,052,944
         25,163    FNMA #545016                                                            9.00       11/01/2012             25,797
        346,283    FNMA #545117+/-                                                         6.10       12/01/2040            351,831
      2,452,768    FNMA #545187+/-                                                         5.91       09/01/2031          2,444,571
      1,009,629    FNMA #545208+/-                                                         5.83       09/01/2031          1,037,206

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$     2,137,255    FNMA #545460<<+/-                                                       5.83%      11/01/2031    $     2,180,417
      3,492,160    FNMA #54844+/-                                                          4.62       09/01/2027          3,497,202
      2,311,399    FNMA #555161                                                            6.00       12/01/2013          2,322,707
     11,092,433    FNMA #555569<<                                                          6.00       05/01/2016         11,157,490
         79,534    FNMA #62895                                                             8.75       01/01/2010             82,104
      1,701,911    FNMA #635726+/-                                                         5.52       04/01/2032          1,692,578
        954,396    FNMA #646643<<+/-                                                       5.96       06/01/2032            978,284
      2,648,896    FNMA #66414+/-                                                          5.17       09/01/2028          2,642,770
      3,341,194    FNMA #675479+/-                                                         7.01       01/01/2033          3,386,587
      1,037,281    FNMA #675491+/-                                                         7.41       04/01/2033          1,048,318
        278,502    FNMA #695514                                                            8.50       10/01/2026            298,990
      1,003,826    FNMA #695519                                                            8.50       11/01/2026          1,078,972
      1,931,488    FNMA #724438                                                            8.50       06/01/2027          2,076,761
      5,621,045    FNMA #724658<<+/-                                                       5.40       07/01/2033          5,840,219
     35,062,722    FNMA #725249<<                                                          5.00       03/01/2034         33,029,462
      8,107,922    FNMA #725638<<                                                          5.00       12/01/2018          7,853,441
     63,900,209    FNMA #735062<<                                                          5.50       08/01/2033         61,778,091
     14,912,446    FNMA #735613<<                                                          6.00       02/01/2035         14,785,865
     21,271,044    FNMA #739503                                                            5.50       09/01/2033         20,564,635
     19,876,892    FNMA #740227<<                                                          5.50       09/01/2033         19,216,783
      5,254,520    FNMA #863711                                                            6.50       05/01/2036          5,302,438
     29,311,000    FNMA TBA%%                                                              5.50       06/01/2021         28,862,190
     60,453,000    FNMA TBA%%                                                              5.00       06/01/2036         56,693,549
     32,595,000    FNMA TBA%%                                                              6.00       06/01/2036         32,187,562

                                                                                                                        379,161,720
                                                                                                                    ---------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.58%
          8,028    GNMA #126600                                                           13.00       11/15/2014              9,090
          6,476    GNMA #201                                                              14.00       09/20/2014              7,246
          4,164    GNMA #45629                                                            13.00       02/15/2011              4,712
          1,748    GNMA #52207                                                            15.00       06/15/2012              1,980
         11,482    GNMA #52538                                                            15.00       07/15/2012             13,009
             53    GNMA #56900                                                            15.00       07/15/2012                 59
          3,044    GNMA #57979                                                            13.50       10/15/2012              3,385
         13,148    GNMA #780051                                                            9.00       12/15/2009             13,159
        728,835    GNMA #780104                                                            9.50       10/20/2019            794,050
        435,174    GNMA #780110                                                           12.50       04/15/2019            493,379
          4,352    GNMA #780182                                                            9.00       01/15/2008              4,356
      2,695,300    GNMA #780288                                                            8.00       12/15/2023          2,909,827
          3,459    GNMA #780416                                                            9.00       12/15/2006              3,462
        838,754    GNMA #780763<<                                                          7.50       12/15/2010            854,711
      2,089,018    GNMA #780867                                                            8.35       04/15/2020          2,243,746
      1,230,336    GNMA #780980                                                            8.40       05/15/2020          1,341,913
        940,249    GNMA #8678+/-                                                           4.75       08/20/2020            942,691
        635,754    GNMA #8714+/-                                                           5.13       11/20/2020            639,228
          4,172    GNMA #95643                                                            15.00       09/15/2012              4,714
     18,349,037    GNMA SERIES 2006-3 CLASS A                                              4.21       01/16/2028         17,691,026

                                                                                                                         27,975,743
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
SMALL BUSINESS ADMINISTRATION - 0.04%
$     4,400,737    SBA #440019++(C)                                                        2.10%      02/28/2018    $       182,218
      5,184,647    SBA SERIES 1992-6 CLASS A++(C)                                          1.58       10/15/2017            214,677

                                                                                                                            396,895
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $505,262,464)                                                                             493,091,345
                                                                                                                    ---------------

ASSET BACKED SECURITIES - 1.42%
        999,885    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-15 CLASS A6+/-        5.53       11/25/2028          1,004,210
      3,710,186    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-23 CLASS A+/-         5.36       05/25/2030          3,710,664
      2,000,907    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-35 CLASS A+/-         5.36       09/25/2031          2,001,164
        931,773    FNMA GRANTOR TRUST SERIES 2002-T5 CLASS A1+/-                           5.20       05/25/2032            931,773
        730,428    FNMA GRANTOR TRUST SERIES 2003-T2 CLASS A1+/-                           5.22       03/25/2033            730,572
      7,043,579    FNMA GRANTOR TRUST SERIES 2004-T6 CLASS 1AV1+/-                         5.23       01/25/2035          7,053,391

TOTAL ASSET BACKED SECURITIES (COST $15,416,758)                                                                         15,431,774
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 27.46%
      9,418,078    BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2005-10 CLASS 6A1         5.50       11/25/2020          9,229,716
      3,758,810    COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES J8 CLASS 4A1                  6.00       02/25/2017          3,744,456
        378,808    FEDERAL AGRICULTURAL MORTGAGE CORPORATION SERIES GS-1001 CLASS 1+/-     7.02       01/25/2008            378,808
        312,857    FEDERAL AGRICULTURAL MORTGAGE CORPORATION SERIES GS-1002 CLASS 1+/-     6.71       07/25/2008            312,857
      1,911,005    FHA INSURED PROJECT LOAN #956++                                         2.93       11/01/2012          1,872,785
      1,404,404    FHLMC SERIES 1582 CLASS A+/-                                            5.13       09/15/2008          1,394,441
        121,904    FHLMC SERIES 16 CLASS D                                                10.00       10/15/2019            127,893
      3,740,527    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6           9.50       02/25/2042          3,962,998
      6,440,587    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-55 CLASS 1A1B         6.50       03/25/2043          6,451,864
      2,953,161    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-55 CLASS 2A1+/-       5.38       03/25/2043          2,977,292
     11,175,753    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-       5.06       07/25/2043         11,527,054
      3,909,417    FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A2                              9.50       06/25/2030          4,117,521
      7,831,996    FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A3                             9.50       12/25/2041          8,314,179
      1,937,505    FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A3                             9.50       08/25/2041          2,056,366
      5,006,307    FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A3+/-                           5.81       07/25/2041          5,037,155
      5,284,435    FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A5+/-                          5.21       10/25/2041          5,432,636
     15,868,055    FNMA GRANTOR TRUST SERIES 2002-T19 CLASS A1                             6.50       07/25/2042         16,038,558
        323,643    FNMA INTEREST STRIP SERIES 161 CLASS 2(C)                               8.50       07/25/2022             80,523
        902,712    FNMA INTEREST STRIP SERIES 265 CLASS 2                                  9.00       03/01/2024            977,455
        194,605    FNMA INTEREST STRIP SERIES B CLASS 1                                    6.00       05/01/2009            193,857
        182,271    FNMA INTEREST STRIP SERIES C CLASS 1                                    6.00       05/01/2009            181,579
        216,042    FNMA INTEREST STRIP SERIES K CLASS 1                                    6.00       11/01/2008            215,170
        417,581    FNMA SERIES 1988-2 CLASS Z                                             10.10       02/25/2018            456,636
        174,968    FNMA SERIES 1988-7 CLASS Z                                              9.25       04/25/2018            184,394
        956,888    FNMA SERIES 1989-10 CLASS Z                                             9.50       03/25/2019          1,037,030
        796,772    FNMA SERIES 1989-100 CLASS Z                                            8.75       12/25/2019            838,221
      1,817,792    FNMA SERIES 1989-12 CLASS Y                                            10.00       03/25/2019          2,010,509
      1,034,277    FNMA SERIES 1989-22 CLASS G                                            10.00       05/25/2019          1,135,145
        209,622    FNMA SERIES 1989-63 CLASS Z                                             9.40       10/25/2019            221,021
        255,290    FNMA SERIES 1989-98 CLASS E                                             9.20       12/25/2019            269,288
        574,433    FNMA SERIES 1990-144 CLASS W                                            9.50       12/25/2020            624,356
        479,186    FNMA SERIES 1990-75 CLASS Z                                             9.50       07/25/2020            521,086

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$       226,269    FNMA SERIES 1990-84 CLASS Y                                             9.00%      07/25/2020    $       238,966
      1,085,394    FNMA SERIES 1990-96 CLASS Z                                             9.67       08/25/2020          1,184,914
        351,176    FNMA SERIES 1991-5 CLASS Z                                              8.75       01/25/2021            374,546
      1,314,136    FNMA SERIES 1991-85 CLASS Z                                             8.00       06/25/2021          1,345,950
        964,066    FNMA SERIES 1992-45 CLASS Z                                             8.00       04/25/2022            980,410
        631,961    FNMA SERIES G-8 CLASS E                                                 9.00       04/25/2021            679,317
      1,849,948    FNMA SERIES G92-30 CLASS Z                                              7.00       06/25/2022          1,892,655
        602,733    FNMA WHOLE LOAN SERIES 1999-W6 CLASS A+/-                               9.52       09/25/2028            631,734
        425,276    FNMA WHOLE LOAN SERIES 2003-W10 CLASS 3A2A                              2.20       07/25/2037            423,519
        657,210    FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                             6.97       06/25/2033            661,635
      8,440,000    FNMA WHOLE LOAN SERIES 2003-W18 CLASS 1A5                               4.61       08/25/2043          8,333,555
     11,901,790    FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A4+/-                             5.15       08/25/2042         12,010,710
      2,529,520    FNMA WHOLE LOAN SERIES 2003-W5 CLASS A+/-                               5.19       04/25/2033          2,534,123
      9,195,890    FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                              5.36       08/25/2042          9,328,715
      9,218,818    FNMA WHOLE LOAN SERIES 2003-W6 CLASS PT4+/-                             9.54       10/25/2042          9,805,503
      2,498,312    FNMA WHOLE LOAN SERIES 2003-W8 CLASS 1A3                                4.75       12/25/2042          2,476,350
      4,552,479    FNMA WHOLE LOAN SERIES 2003-W8 CLASS PT1+/-                             9.96       12/25/2042          4,834,830
        866,658    FNMA WHOLE LOAN SERIES 2003-W9 CLASS A+/-                               5.20       06/25/2033            866,546
      9,061,830    FNMA WHOLE LOAN SERIES 2004-W15 CLASS 1A3                               7.00       08/25/2044          9,171,612
     15,350,000    FREDDIE MAC REFERENCE REMIC SERIES R007 CLASS AC                        5.88       05/15/2016         15,268,884
     12,404,000    GNMA SERIES 2004-103 CLASS C+/-                                         4.70       12/16/2027         11,773,646
    234,403,238    GNMA SERIES 2005-23 CLASS IO+/-(C)                                      0.98       06/17/2045         13,214,225
      7,663,648    GNMA SERIES 2005-34 CLASS A                                             3.96       09/16/2021          7,440,737
     13,020,204    GNMA SERIES 2005-59 CLASS A                                             4.39       05/16/2023         12,696,919
    157,721,500    GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2002-C1
                   CLASS XPB+/-(C)++                                                       1.76       01/11/2035          4,211,054
      9,373,693    JP MORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                   5.14       06/25/2035          9,214,245
     11,237,809    JP MORGAN RESIDENTIAL MORTGAGE ACCEPTANCE SERIES 2006-R1
                   CLASS 1A1+++/-                                                          4.96       09/28/2044         11,067,894
      8,279,416    NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2 CLASS A1+++/-        6.50       10/25/2034          8,239,691
    125,500,000    SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2001-C2
                   CLASS X2+/-(C)                                                          0.80       11/13/2011          2,659,747
      1,221,508    VENDEE MORTGAGE TRUST SERIES 1995-1 CLASS 4+/-                          8.89       02/15/2025          1,317,281
      1,873,012    VENDEE MORTGAGE TRUST SERIES 1995-2C CLASS 3A                           8.79       06/15/2025          2,001,715
     90,957,000    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002-C2
                   CLASS IO3+/-(C)++                                                       1.37       11/15/2034          1,812,436
     39,206,991    WELLS FARGO MORTGAGE BACKED SECURITIES TRUST SERIES 2006-1
                   CLASS A3                                                                5.00       03/25/2021         37,565,198

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $302,706,047)                                                           298,182,111
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 0.00%

APPAREL & ACCESSORY STORES - 0.00%
            172    SEARS ROEBUCK ACCEPTANCE                                                6.70       04/15/2012                166
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $3)                                                                                         166
                                                                                                                    ---------------

FOREIGN GOVERNMENT BONDS - 2.19%
     25,000,000    LANDWIRTSCHAFTLICHE RENTENBENK SERIES G13                               4.88       11/16/2015         23,745,000
                                                                                                                    ---------------

TOTAL FOREIGN GOVERNMENT BONDS@ (COST $24,777,894)                                                                       23,745,000
                                                                                                                    ---------------

MUNICIPAL BONDS & NOTES - 0.96%

ARKANSAS - 0.26%
      2,567,083    ARKANSAS DEVELOPMENT FINANCE AUTHORITY (HOUSING REVENUE LOC)SS.         9.75       11/15/2014          2,838,962
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
TEXAS - 0.70%
$     5,405,000    RETAMA DEVELOPMENT CORPORATION TX (OTHER REVENUE LOC)SS.               10.00%      12/15/2020    $     7,567,703
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $10,927,068)                                                                         10,406,665
                                                                                                                    ---------------

US TREASURY SECURITIES - 19.96%

US TREASURY BILLS - 0.07%
        250,000    US TREASURY BILL^#                                                      4.66       07/27/2006            248,183
        410,000    US TREASURY BILL^#                                                      4.66       07/27/2006            407,021
         50,000    US TREASURY BILL^#                                                      4.66       07/27/2006             49,637
         50,000    US TREASURY BILL^#                                                      4.67       07/27/2006             49,637

                                                                                                                            754,478
                                                                                                                    ---------------

US TREASURY BONDS - 11.80%
     11,570,000    US TREASURY BOND<<                                                     10.38       11/15/2012         12,423,739
     33,650,000    US TREASURY BOND<<                                                      8.75       05/15/2017         43,468,969
     15,160,000    US TREASURY BOND<<                                                      8.50       02/15/2020         19,815,772
     14,975,000    US TREASURY BOND<<                                                      7.13       02/15/2023         17,862,360
     25,700,000    US TREASURY BOND<<                                                      6.00       02/15/2026         27,707,813
      6,725,000    US TREASURY BOND<<                                                      5.38       02/15/2031          6,801,705

                                                                                                                        128,080,358
                                                                                                                    ---------------

US TREASURY NOTES - 8.09%
     30,925,000    US TREASURY NOTE<<                                                      4.63       03/31/2008         30,696,681
      1,655,000    US TREASURY NOTE<<                                                      4.38       11/15/2008          1,629,723
     11,115,000    US TREASURY NOTE<<                                                      4.25       10/15/2010         10,779,383
     28,595,000    US TREASURY NOTE<<                                                     12.00       08/15/2013         32,716,712
     12,920,000    US TREASURY NOTE<<                                                      4.13       05/15/2015         12,001,969

                                                                                                                         87,824,468
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $225,215,091)                                                                        216,659,304
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 50.28%

COLLATERAL INVESTED IN OTHER ASSETS - 50.28%
        407,915    ABBEY NATIONAL TREASURY SERVICE+/-++                                    5.15       01/16/2007            408,282
      6,052,935    AMERICAN EXPRESS BANK FSB+/-                                            5.04       01/26/2007          6,052,633
      3,815,981    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.11       06/15/2007          3,817,813
      8,614,380    AQUIFER FUNDING LIMITED++                                               5.03       06/07/2006          8,607,230
      3,289,639    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  4.98       11/10/2006          3,289,639
      2,631,711    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.06       04/25/2007          2,631,527
      2,038,260    ATOMIUM FUNDING CORPORATION++                                           4.87       06/07/2006          2,036,568
     18,530,404    ATOMIUM FUNDING CORPORATION                                             5.06       06/15/2006         18,494,270
        892,676    ATOMIUM FUNDING CORPORATION++                                           5.08       06/19/2006            890,445
     34,870,171    BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
                   (MATURITY VALUE $34,875,121)                                            5.11       06/01/2006         34,870,171
        697,403    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.18       06/19/2006            697,389
     13,158,555    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                   (MATURITY VALUE $13,160,423)                                            5.11       06/01/2006         13,158,555
        494,630    BETA FINANCE INCORPORATED SERIES MTN+/-++                               5.14       06/02/2006            494,630
     17,250,866    BHP BILLITON FINANCE USA LIMITED                                        5.05       06/12/2006         17,224,472
     44,645,623    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $44,651,960)                                            5.11       06/01/2006         44,645,623

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,315,856    BUCKINGHAM CDO LLC++                                                    5.07%      06/26/2006    $     1,311,263
      6,579,278    BUCKINGHAM CDO LLC                                                      5.06       07/24/2006          6,530,196
      5,263,422    CAIRN HIGH GRADE I LLC                                                  5.02       06/01/2006          5,263,422
      1,907,991    CAIRN HIGH GRADE I LLC++                                                4.97       06/09/2006          1,905,873
      5,789,764    CAIRN HIGH GRADE I LLC                                                  5.04       06/12/2006          5,780,906
      3,289,639    CAIRN HIGH GRADE I LLC++                                                5.04       06/14/2006          3,283,685
      2,894,882    CAIRN HIGH GRADE I LLC++                                                5.04       06/15/2006          2,889,237
      2,894,882    CAIRN HIGH GRADE I LLC                                                  5.09       06/27/2006          2,884,374
         92,110    CAIRN HIGH GRADE I LLC                                                  5.15       07/11/2006             91,594
        263,171    CC USA INCORPORATED+/-++                                                5.07       07/14/2006            263,174
      1,597,712    CEDAR SPRINGS CAPITAL COMPANY++                                         5.00       06/02/2006          1,597,488
      4,058,098    CEDAR SPRINGS CAPITAL COMPANY++                                         4.98       06/05/2006          4,055,826
        952,416    CEDAR SPRINGS CAPITAL COMPANY++                                         5.06       06/09/2006            951,359
        387,783    CEDAR SPRINGS CAPITAL COMPANY++                                         5.07       06/19/2006            386,813
      4,959,196    CEDAR SPRINGS CAPITAL COMPANY++                                         4.89       06/21/2006          4,945,410
      5,243,684    CEDAR SPRINGS CAPITAL COMPANY++                                         4.89       06/22/2006          5,228,373
      5,395,008    CEDAR SPRINGS CAPITAL COMPANY                                           5.09       06/23/2006          5,378,445
        901,098    CEDAR SPRINGS CAPITAL COMPANY                                           4.97       06/26/2006            897,953
      2,842,248    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                         5.05       06/13/2006          2,842,248
        361,860    CREDIT SUISSE FIRST BOSTON+/-                                           5.21       06/19/2006            361,857
        986,892    CULLINAN FINANCE CORPORATION++                                          5.07       06/02/2006            986,753
     13,283,430    DEER VALLEY FUNDING LLC++                                               5.04       06/26/2006         13,237,071
     10,184,195    DEER VALLEY FUNDING LLC                                                 5.08       06/27/2006         10,147,227
        479,939    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $480,007)                                               5.06       06/01/2006            479,939
        427,653    DNB NOR BANK ASA                                                        5.08       07/05/2006            425,617
        164,482    EUREKA SECURITIZATION INCORPORATED++                                    5.06       06/23/2006            163,977
         49,476    FALCON ASSET SECURITIZATION CORPORATION                                 4.91       06/15/2006             49,380
     13,158,555    FCAR OWNER TRUST SERIES II                                              5.04       06/22/2006         13,120,132
        131,586    FCAR OWNER TRUST SERIES II                                              5.29       10/03/2006            129,264
      6,579,278    FIVE FINANCE INCORPORATED+/-++                                          5.12       01/25/2007          6,581,844
        438,311    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.20       08/15/2006            433,657
     13,158,555    FOX TROT CDO LIMITED                                                    5.06       06/26/2006         13,112,632
      2,105,369    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.16       06/16/2006          2,105,369
      1,580,342    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.06       09/18/2006          1,580,990
      3,604,128    GEORGE STREET FINANCE LLC++                                             5.03       06/08/2006          3,600,632
      6,710,863    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.16       06/30/2006          6,710,863
      3,289,639    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.21       08/16/2006          3,289,639
        213,827    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.34       08/18/2006            213,893
        117,769    GRAMPIAN FUNDING LIMITED                                                4.85       07/03/2006            117,241
      1,579,027    HARRIER FINANCE FUNDING LLC                                             5.04       06/29/2006          1,572,868
        960,575    HBOS TREASURY SERVICES PLC+/-++                                         4.98       06/30/2006            960,459
     11,053,186    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.22       06/06/2006         11,053,186
     19,737,833    JP MORGAN CHASE CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $19,740,635)                                            5.11       06/01/2006         19,737,833
        659,375    K2 USA LLC SERIES MTN+/-++                                              5.13       07/24/2006            659,441
      8,421,475    KAUPTHING BANK HF+/-++                                                  5.14       03/20/2007          8,410,696
        481,077    KLIO FUNDING CORPORATION++                                              5.06       06/22/2006            479,672

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       238,433    KLIO FUNDING CORPORATION++                                              5.14%      07/26/2006    $       236,585
      2,081,683    KLIO II FUNDING CORPORATION++                                           4.98       06/30/2006          2,073,273
        263,171    LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                    4.98       06/02/2006            263,171
      8,917,027    LEXINGTON PARKER CAPITAL CORPORATION++                                  5.07       06/02/2006          8,915,778
     75,448,379    LEXINGTON PARKER CAPITAL CORPORATION                                    5.14       10/05/2006         74,096,344
      6,579,278    LIQUID FUNDING LIMITED++                                                5.09       06/30/2006          6,552,697
      3,552,810    LIQUID FUNDING LIMITED+/-++                                             5.06       08/14/2006          3,552,810
      4,605,494    LIQUID FUNDING LIMITED+/-++                                             4.99       12/01/2006          4,605,494
        723,721    MERRILL LYNCH & COMPANY+/-                                              5.09       06/06/2006            723,721
      9,210,989    MORGAN STANLEY+/-                                                       5.13       10/10/2006          9,210,989
      6,579,278    MORGAN STANLEY+/-                                                       5.13       10/30/2006          6,579,278
      2,023,128    MORGAN STANLEY SERIES EXL+/-                                            5.11       08/13/2010          2,023,654
        197,378    NATIONWIDE BUILDING SOCIETY+/-++                                        5.20       07/21/2006            197,394
        340,412    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.57       06/15/2006            339,748
        280,935    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.06       06/19/2006            280,233
      1,101,371    NORTH SEA FUNDING LLC                                                   4.97       06/21/2006          1,098,309
      1,470,469    OLD LINE FUNDING CORPORATION++                                          5.02       06/15/2006          1,467,601
         83,952    PERRY GLOBAL FUNDING LLC                                                4.80       06/12/2006             83,823
        398,836    PERRY GLOBAL FUNDING LLC SERIES A                                       5.07       06/23/2006            397,611
        118,427    PERRY GLOBAL FUNDING LLC SERIES A++                                     5.17       08/10/2006            117,252
      6,047,014    RACERS TRUST 2004-6-MM+/-++                                             5.10       05/22/2006          6,048,163
        611,215    REGENCY MARKETS #1 LLC                                                  5.05       06/13/2006            610,194
      6,579,278    REGENCY MARKETS #1 LLC++                                                5.05       06/15/2006          6,566,448
      3,289,639    ROYAL BANK OF SCOTLAND PLC+/-++                                         5.22       11/24/2006          3,290,988
        416,468    ROYAL BANK OF SCOTLAND PLC+/-                                           5.22       11/24/2006            416,639
      3,289,639    SEDNA FINANCE INCORPORATED+/-++                                         4.83       12/08/2006          3,290,001
      2,631,711    SLM CORPORATION+/-++                                                    5.08       05/04/2007          2,631,501
      1,648,372    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.13       10/25/2006          1,648,850
        125,401    THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                       4.93       06/06/2006            125,313
      8,220,939    THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                         4.91       06/26/2006          8,192,248
      1,149,926    THUNDER BAY FUNDING INCORPORATED++                                      5.13       07/07/2006          1,144,131
        159,219    TICONDEROGA FUNDING LLC                                                 5.07       06/01/2006            159,219
     15,790,266    TIERRA ALTA FUNDING I LIMITED                                           5.04       06/15/2006         15,759,475
     13,158,555    TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                               5.26       07/11/2006         13,158,555
      2,528,943    TRAVELERS INSURANCE COMPANY+/-                                          5.15       02/09/2007          2,528,892
      6,579,278    UNICREDITO ITALIANO NEW YORK SERIES+/-                                  4.92       06/30/2006          6,577,297
      3,289,639    UNICREDITO ITALIANO SERIES LIB+/-++                                     5.09       03/09/2007          3,289,836
      3,289,639    VERSAILLES CDS LLC                                                      5.07       06/21/2006          3,280,494
      3,289,639    VERSAILLES CDS LLC                                                      5.02       06/26/2006          3,278,158
      2,013,259    VERSAILLES CDS LLC                                                      5.05       06/27/2006          2,005,951
        276,330    VERSAILLES CDS LLC++                                                    5.05       06/28/2006            275,291
      1,602,449    WHISTLEJACKET CAPITAL LIMITED                                           5.03       06/26/2006          1,596,856
        157,245    WHITE PINE FINANCE LLC                                                  5.14       08/04/2006            155,819
      3,421,224    WHITE PINE FINANCE LLC SERIES MTN1+/-++                                 5.07       06/12/2006          3,421,259
         92,636    YORKTOWN CAPITAL LLC                                                    5.16       07/06/2006             92,182

                                                                                                                        545,888,543
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $545,888,543)                                                             545,888,543
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 3.04%
     33,038,323    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                      $    33,038,323
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $33,038,323)                                                                          33,038,323
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,776,238,662)*                             161.04%                                                            1,748,377,768
OTHER ASSETS AND LIABILITIES, NET                  (61.04)                                                             (662,710,120)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $ 1,085,667,648
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+/-   VARIABLE RATE INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $33,038,323.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,777,426,293 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                          $  5,347,346
       GROSS UNREALIZED DEPRECIATION                           (34,395,871)
                                                              ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)             $(29,048,525)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
CORPORATE BONDS & NOTES - 83.32%

AMUSEMENT & RECREATION SERVICES - 2.27%
$     1,750,000    PINNACLE ENTERTAINMENT                                                  8.25%      03/15/2012    $     1,776,250
      1,000,000    TOWN SPORTS INTERNATIONAL INCORPORATED                                  9.63       04/15/2011          1,055,000
      1,880,000    TOWN SPORTS INTERNATIONAL INCORPORATED^                                 9.89       02/01/2014          1,494,600
      2,950,000    TUNICA-BILOXI GAMING AU++                                               9.00       11/15/2015          3,064,313

                                                                                                                          7,390,163
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.93%
      3,100,000    LEVI STRAUSS & COMPANY<<+/-                                             9.74       04/01/2012          3,204,625
      3,070,000    RIDDELL BELL HOLDINGS INCORPORATED<<                                    8.38       10/01/2012          3,054,650

                                                                                                                          6,259,275
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.52%
        845,000    AUTONATION INCORPORATED+/-++<<                                          7.04       04/15/2013            853,450
        845,000    AUTONATION INCORPORATED++                                               7.00       04/15/2014            840,775

                                                                                                                          1,694,225
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.78%
      2,590,000    UNITED RENTALS NORTH AMERICA INCORPORATED<<                             7.75       11/15/2013          2,538,200
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 2.07%
      2,415,000    ERICO INTERNATIONAL CORPORATION                                         8.88       03/01/2012          2,511,600
      1,505,000    K HOVNANIAN ENTERPRISES INCORPORATED<<                                  6.25       01/15/2015          1,345,321
      1,275,000    K HOVNANIAN ENTERPRISES INCORPORATED                                    7.50       05/15/2016          1,223,760
      1,820,000    KB HOME<<                                                               6.25       06/15/2015          1,662,079

                                                                                                                          6,742,760
                                                                                                                    ---------------

BUSINESS SERVICES - 4.66%
        420,000    AVIS BUDGET CAR RENTAL LLC+++/-                                         7.58       05/15/2014            426,300
        845,000    AVIS BUDGET CAR RENTAL LLC++                                            7.75       05/15/2016            851,338
      2,215,000    CCM MERGER INCORPORATED++                                               8.00       08/01/2013          2,126,400
      1,315,000    HERTZ CORPORATION++                                                     8.88       01/01/2014          1,367,600
        805,000    HERTZ CORPORATION<<++                                                  10.50       01/01/2016            871,412
      2,230,000    NATIONSRENT INCORPORATED                                                9.50       10/15/2010          2,397,250
      2,300,000    RAINBOW NATIONAL SERVICES LLC++                                        10.38       09/01/2014          2,570,250
      1,250,000    SUNGARD DATA SYSTEMS INCORPORATED++                                     9.13       08/15/2013          1,310,937
        820,000    SUNGARD DATA SYSTEMS INCORPORATED++                                    10.25       08/15/2015            856,900
      2,232,000    WATERFORD GAMING LLC++                                                  8.63       09/15/2012          2,365,920

                                                                                                                         15,144,307
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 2.98%
      1,690,000    CHEMTURA CORPORATION                                                    6.88       06/01/2016          1,639,300
      1,825,000    IMC GLOBAL INCORPORATED                                                10.88       08/01/2013          2,066,812
      1,805,000    NALCO COMPANY<<                                                         7.75       11/15/2011          1,809,513
      1,640,000    OMNOVA SOLUTIONS INCORPORATED                                          11.25       06/01/2010          1,750,700
      2,235,000    POLYONE CORPORATION                                                    10.63       05/15/2010          2,408,212

                                                                                                                          9,674,537
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COAL MINING - 0.89%
$     2,970,000    ARCH WESTERN FINANCE LLC                                                6.75%      07/01/2013    $     2,880,900
                                                                                                                    ---------------

COMMUNICATIONS - 10.47%
      2,280,000    AIRGATE PCS INCORPORATED+/-                                             8.83       10/15/2011          2,348,400
      1,955,000    CCH I LLC                                                              11.00       10/01/2015          1,681,300
      4,885,000    CCO HOLDINGS LLC/CAPITAL CORPORATION<<+/-                               9.04       12/15/2010          4,946,063
      2,240,000    CHARTER COMMUNICATIONS HOLDINGS II LLC/CAPITAL CORPORATION             10.25       09/15/2010          2,234,400
      1,665,000    CITIZENS COMMUNICATIONS COMPANY                                         9.00       08/15/2031          1,748,250
      1,730,000    CSC HOLDINGS INCORPORATED SERIES B                                      7.63       04/01/2011          1,738,650
      2,990,000    DOBSON CELLULAR SYSTEMS                                                 9.88       11/01/2012          3,229,200
      1,680,000    EMBARQ CORPORATION                                                      7.08       06/01/2016          1,681,999
      1,770,000    HORIZON PCS INCORPORATED                                               11.38       07/15/2012          2,008,950
      2,320,000    PAXSON COMMUNICATIONS+/-++                                             11.32       01/15/2013          2,346,100
      4,590,000    QWEST CORPORATION+/-                                                    8.16       06/15/2013          4,951,462
      3,170,000    QWEST CORPORATION                                                       7.63       06/15/2015          3,225,475
      1,800,000    RURAL CELLULAR CORPORATION                                              9.88       02/01/2010          1,894,500

                                                                                                                         34,034,749
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.65%
      2,110,000    EDUCATION MANAGEMENT LLC++                                             10.25       06/01/2016          2,125,825
                                                                                                                    ---------------

ELECTRIC DISTRIBUTION, TRANSMISSION - 0.52%
      1,680,000    MIRANT AMERICAS GENERATION LLC                                          8.30       05/01/2011          1,680,000
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 9.59%
      1,835,000    ALERIS INTERNATIONAL INCORPORATED                                       9.00       11/15/2014          1,903,813
      1,182,000    CLEAN HARBORS INCORPORATED                                             11.25       07/15/2012          1,338,615
      1,690,000    DYNEGY HOLDINGS INCORPORATED++                                          8.38       05/01/2016          1,681,550
      1,680,000    EDISON MISSION ENERGY++                                                 7.75       06/15/2016          1,663,200
      1,840,000    EL PASO NATURAL GAS COMPANY SERIES A                                    7.63       08/01/2010          1,899,800
      1,770,000    INERGY LIMITED PARTNERSHIP/ INERGY FINANCE CORPORATION                  6.88       12/15/2014          1,668,225
      1,820,000    MIDWEST GENERATION LLC                                                  8.75       05/01/2034          1,947,400
      1,950,000    MIRANT NORTH AMERICA LLC++<<                                            7.38       12/31/2013          1,925,625
      1,335,000    NEVADA POWER COMPANY SERIES L                                           5.88       01/15/2015          1,279,254
      2,310,000    NORTHWESTERN CORPORATION                                                5.88       11/01/2014          2,259,018
      3,210,000    NRG ENERGY INCORPORATED                                                 7.38       02/01/2016          3,214,012
        950,000    SIERRA PACIFIC RESOURCES                                                8.63       03/15/2014          1,023,320
      4,980,000    SIERRA PACIFIC RESOURCES                                                6.75       08/15/2017          4,840,630
      1,650,000    SOUTHERN NATURAL GAS COMPANY                                            8.88       03/15/2010          1,746,674
        420,000    TRANSCONTINENTAL GAS PIPELINE CORPORATION++                             6.40       04/15/2016            411,600
      2,225,000    VERASUN ENERGY CORPORATION++                                            9.88       12/15/2012          2,391,875

                                                                                                                         31,194,611
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 1.42%
        840,000    AMKOR TECHNOLOGY INCORPORATED                                           9.25       06/01/2016            806,400
      2,315,000    LUCENT TECHNOLOGIES INCORPORATED                                        6.45       03/15/2029          2,016,944
      1,820,000    MAGNACHIP SEMICONDUCTOR+/-                                              8.16       12/15/2011          1,806,350

                                                                                                                          4,629,694
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.79%
$     2,465,000    US ONCOLOGY INCORPORATED                                                9.00%      08/15/2012    $     2,582,088
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.13%
      2,070,000    AK STEEL CORPORATION<<                                                  7.88       02/15/2009          2,054,475
      1,690,000    BALL CORPORATON<<                                                       6.63       03/15/2018          1,613,950

                                                                                                                          3,668,425
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.19%
      1,215,000    DOANE PET CARE COMPANY                                                 10.63       11/15/2015          1,510,646
      1,285,000    PARMALAT BAKERY SERIES A2++                                             7.00       07/09/2012          1,182,200
      1,285,000    PARMALAT DAIRY SERIES A1++                                              7.00       07/09/2010          1,182,200

                                                                                                                          3,875,046
                                                                                                                    ---------------

FOOD STORES - 0.42%
      1,250,000    DOANE PET CARE COMPANY                                                 10.75       03/01/2010          1,359,750
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.32%
      2,405,000    ALH FINANCE LLC/ALH FINANCE CORPORATION<<                               8.50       01/15/2013          2,356,900
      1,855,000    NEIMAN MARCUS GROUP INCORPORATED++                                      9.00       10/15/2015          1,931,519

                                                                                                                          4,288,419
                                                                                                                    ---------------

HEALTH SERVICES - 2.40%
      2,065,000    FRESENIUS MEDICAL CARE CAPITAL TRUST II                                 7.88       02/01/2008          2,106,300
      1,800,000    HCA INCORPORATED                                                        6.95       05/01/2012          1,783,159
      1,925,000    HCA INCORPORATED                                                        5.75       03/15/2014          1,759,111
      2,090,000    VANGUARD HEALTH HOLDINGS<<                                              9.00       10/01/2014          2,142,250

                                                                                                                          7,790,820
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.88%
      9,390,244    TARGET RETURN INDEX SECURITIES TRUST SERIES HY-2005-1<<++               7.65       06/15/2015          9,355,030
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.63%
      2,205,000    BOYD GAMING CORPORATION<<                                               7.13       02/01/2016          2,166,412
      1,213,404    ELDORADO CASINO SHREVEPORT                                             10.00       08/01/2012            970,723
      2,110,000    TURNING STONE CASINO RESORT ENTERPRISE++                                9.13       12/15/2010          2,168,025

                                                                                                                          5,305,160
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.50%
      1,690,000    CASE NEW HOLLAND INCORPORATED++                                         7.13       03/01/2014          1,639,300
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS - 1.39%
      2,070,000    XEROX CAPITAL TRUST I                                                   8.00       02/01/2027          2,113,988
      2,535,000    XEROX CORPORATION                                                       6.40       03/15/2016          2,420,925

                                                                                                                          4,534,913
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.47%
      1,210,000    CLARKE AMERICAN CORPORATION++                                          11.75       12/15/2013          1,270,500
      4,850,000    GENTEK INCORPORATED^^(A)                                               11.00       08/01/2009                  0
      1,705,000    JACUZZI BRANDS INCORPORATED                                             9.63       07/01/2010          1,824,350
      1,610,000    SAMSONITE CORPORATION                                                   8.88       06/01/2011          1,678,425

                                                                                                                          4,773,275
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
MISCELLANEOUS RETAIL - 1.00%
$     1,852,000    JAFRA COSMETICS INTERNATIONAL INCORPORATED                             10.75%      05/15/2011    $     2,002,475
      1,225,000    RITE AID CORPORATION                                                    8.13       05/01/2010          1,234,188

                                                                                                                          3,236,663
                                                                                                                    ---------------

MOTION PICTURES - 0.74%
      2,330,000    AMC ENTERTAINMENT INCORPORATED SERIES B<<                               8.63       08/15/2012          2,399,900
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 5.88%
      1,777,000    AMERICAN COMMERCIAL LINES/ACL FINANCE CORPORATION                       9.50       02/15/2015          1,961,364
      3,430,000    FORD MOTOR CREDIT COMPANY                                               5.63       10/01/2008          3,144,881
      4,250,000    FORD MOTOR CREDIT COMPANY<<                                             7.00       10/01/2013          3,666,156
      3,385,000    GENERAL MOTORS ACCEPTANCE CORPORATION<<                                 6.15       04/05/2007          3,338,575
      2,100,000    GENERAL MOTORS ACCEPTANCE CORPORATION<<                                 7.75       01/19/2010          2,057,429
      2,675,000    GENERAL MOTORS ACCEPTANCE CORPORATION<<                                 6.75       12/01/2014          2,428,261
      2,535,000    RESIDENTIAL CAPITAL CORPORATION+++/-                                    6.90       04/17/2009          2,534,087

                                                                                                                         19,130,753
                                                                                                                    ---------------

OIL & GAS - 0.48%
      1,580,000    HILCORP ENERGY++                                                        7.75       11/01/2015          1,556,300
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 6.06%
      1,690,000    BASIC ENERGY SERVICES INCORPORATED++                                    7.13       04/15/2016          1,639,300
      1,620,000    CHAPARRAL ENERGY INCORPORATED++                                         8.50       12/01/2015          1,640,250
      2,435,000    CHESAPEAKE ENERGY CORPORATION                                           6.50       08/15/2017          2,301,075
        800,000    CHESAPEAKE ENERGY CORPORATION++                                         6.50       08/15/2017            756,000
      1,690,000    ENCORE ACQUISITION COMPANY                                              6.00       07/15/2015          1,508,325
      1,685,000    HANOVER COMPRESSOR COMPANY                                              7.50       04/15/2013          1,668,150
      1,510,000    KERR-MCGEE CORPORATION<<                                                6.95       07/01/2024          1,485,369
      2,265,000    PARKER DRILLING COMPANY+/-                                              9.57       09/01/2010          2,310,300
      1,815,000    PRIDE INTERNATIONAL INCORPORATED                                        7.38       07/15/2014          1,855,837
      1,540,000    VENOCO INCORPORATED                                                     8.75       12/15/2011          1,493,800
      3,150,000    WHITING PETROLEUM CORPORATION<<                                         7.00       02/01/2014          3,039,750

                                                                                                                         19,698,156
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 3.77%
      1,485,000    APPLETON PAPERS INCORPORATED                                            8.13       06/15/2011          1,518,412
      1,615,000    APPLETON PAPERS INCORPORATED SERIES B                                   9.75       06/15/2014          1,639,225
      1,955,000    BOISE CASCADE LLC+/-                                                    7.94       10/15/2012          1,964,775
      2,120,000    BOWATER INCORPORATED<<+/-                                               7.91       03/15/2010          2,141,200
        490,000    GRAHAM PACKAGING COMPANY INCORPORATED<<                                 9.88       10/15/2014            499,800
        875,000    NEWPAGE CORPORATION+/-                                                 11.40       05/01/2012            951,563
      1,690,000    P.H. GLATFELTER COMPANY++                                               7.13       05/01/2016          1,681,550
      1,765,000    PLAYTEX PRODUCTS INCORPORATED                                           8.00       03/01/2011          1,848,837

                                                                                                                         12,245,362
                                                                                                                    ---------------

PERSONAL SERVICES - 0.70%
      2,155,000    ALDERWOODS GROUP INCORPORATED                                           7.75       09/15/2012          2,278,913
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
PRIMARY METAL INDUSTRIES - 1.02%
$     1,165,000    AK STEEL CORPORATION<<                                                  7.75%      06/15/2012    $     1,147,525
      2,000,000    GENERAL CABLE CORPORATION                                               9.50       11/15/2010          2,157,500

                                                                                                                          3,305,025
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 3.73%
        420,000    AMERICAN GREEETINGS CORPORATION<<                                       7.38       06/01/2016            426,300
      1,700,000    DEX MEDIA INCORPORATED                                                  8.00       11/15/2013          1,721,250
      1,055,000    HOUGHTON MIFFLIN COMPANY                                                7.20       03/15/2011          1,068,187
      3,000,000    HOUGHTON MIFFLIN COMPANY^<<                                             9.59       10/15/2013          2,520,000
      2,290,000    PRIMEDIA INCORPORATED+/-                                               10.55       05/15/2010          2,335,800
      2,210,000    R.H. DONNELLEY CORPORATION++                                            6.88       01/15/2013          2,022,150
      1,900,000    UCAR FINANCE INCORPORATED                                              10.25       02/15/2012          2,023,500

                                                                                                                         12,117,187
                                                                                                                    ---------------

REAL ESTATE - 0.61%
      1,843,000    CB RICHARD ELLIS SERVICES INCORPORATED                                  9.75       05/15/2010          1,972,010
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.64%
      2,110,000    ROUSE COMPANY LP++                                                      6.75       05/01/2013          2,088,900
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.71%
      2,225,000    E*TRADE FINANCIAL CORPORATION                                           8.00       06/15/2011          2,302,875
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.91%
      2,820,000    BWAY CORPORATION                                                       10.00       10/15/2010          2,975,100
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 1.34%
      2,190,000    INTERFACE INCORPORATED<<                                                9.50       02/01/2014          2,272,125
      2,095,000    PERRY ELLIS INTERNATIONAL INCORPORATED SERIES B                         8.88       09/15/2013          2,084,525

                                                                                                                          4,356,650
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.26%
      2,430,000    FORD MOTOR COMPANY<<                                                    7.45       07/16/2031          1,761,750
      2,110,000    REXNORD CORPORATION                                                    10.13       12/15/2012          2,342,100

                                                                                                                          4,103,850
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.60%
      1,765,000    NEFF RENTAL CORPORATION<<++                                            11.25       06/15/2012          1,950,325
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $271,522,848)                                                                       270,879,441
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS - 4.08%
      2,405,000    INEOS GROUP HOLDINGS PLC++                                              8.50       02/15/2016          2,248,675
      2,700,000    IPSCO INCORPORATED                                                      8.75       06/01/2013          2,909,250
      1,463,000    ISPAT INLAND ULC                                                        9.75       04/01/2014          1,636,731
      1,765,000    NOVELIS INCORPORATED++                                                  7.25       02/15/2015          1,685,575
      2,350,000    ROGERS CABLE INCORPORATED<<                                             6.75       03/15/2015          2,288,312
      1,630,000    ROGERS WIRELESS INCORPORATED+/-                                         8.04       12/15/2010          1,680,938
        850,000    ROGERS WIRELESS INCORPORATED                                            6.38       03/01/2014            809,625

TOTAL FOREIGN CORPORATE BONDS@ (COST $13,265,073)                                                                        13,259,106
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
FOREIGN GOVERNMENT BONDS - 1.95%
$     1,690,000    ANGIOTECH PHARMACEUTICALS INCORPORATED++                                7.75%      04/01/2014    $     1,685,775
      2,350,000    INTELSAT BERMUDA LIMITED                                                8.63       01/15/2015          2,379,375
      1,830,000    NORDIC TELEPHONE COMPANY HOLDINGS<<++                                   8.88       05/01/2016          1,889,475
        425,000    QUEBECOR WORLD CAPITAL CORPORATION++                                    8.75       03/15/2016            400,645

TOTAL FOREIGN GOVERNMENT BONDS (COST $6,490,156)                                                                          6,355,270
                                                                                                                    ---------------

TERM LOANS - 6.02%
      1,940,000    EL PASO CORPORATION TERM LOAN B+/-                                      7.75       11/22/2009          1,948,323
      3,230,000    GOODYEAR TIRE & RUBBER COMPANY TERM LOAN B+/-                           7.95       04/08/2010          3,253,417
      1,428,571    GRAHAM PACKAGING COMPANY TERM LOAN C+/-                                 9.25       03/15/2012          1,451,786
      1,000,000    JG WENTWORTH LLC TERM LOAN+/-                                           8.54       04/06/2011          1,010,000
      1,995,000    KOCH FORREST PRODUCTS 1ST LIEN TERM LOAN B+/-                           6.88       12/20/2012          1,997,494
      1,000,000    KOCH FORREST PRODUCTS 2ND LIEN TERM LOAN C+/-                           7.94       12/23/2013          1,013,020
        869,381    MIDWEST GENERATION LLC TERM LOAN+/-                                     6.69       04/05/2011            878,509
      2,850,686    REGAL CINEMAS CORPORATION TERM LOAN B+/-                                6.73       10/19/2010          2,851,056
      1,636,250    REVLON CONSUMER PRODUCTS CORPORATION TERM LOAN+/-                      10.56       07/31/2010          1,652,613
      2,000,000    REYNOLDS AMERICAN INCORPORATED TERM LOAN                                7.11       05/31/2012          2,010,000
      1,500,000    VENOCO INCORPORATED 2ND LIEN TERM LOAN+/-                               9.83       04/27/2011          1,506,570

TOTAL TERM LOANS (COST $19,485,890)                                                                                      19,572,788
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 18.94%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.07%
         29,986    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           29,986
        182,253    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                   182,253

                                                                                                                            212,239
                                                                                                                    ---------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 18.87%
$       212,899    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.11       06/15/2007            213,002
        193,999    APRECO LLC++                                                            4.90       06/15/2006            193,620
        591,387    AQUINAS FUNDING LLC                                                     5.02       06/23/2006            589,572
        262,008    ATLANTIC ASSET SECURITIZATION CORPORATION++                             5.10       06/01/2006            262,008
        591,387    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.06       10/20/2006            591,387
        591,387    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.06       12/22/2006            591,387
        354,832    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.03       08/04/2006            354,847
      1,182,774    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                         5.02       11/03/2006          1,182,774
        591,387    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.06       04/25/2007            591,346
        287,698    ATOMIUM FUNDING CORPORATION                                             4.98       06/12/2006            287,258
      1,843,307    ATOMIUM FUNDING CORPORATION                                             5.05       06/15/2006          1,839,712
         70,966    BEAR STEARNS & COMPANY+/-                                               5.11       08/05/2006             70,966
        709,665    BEAR STEARNS & COMPANY+/-                                               5.12       10/04/2006            709,665
         82,061    BETA FINANCE INCORPORATED SERIES MTN+/-++                               5.14       06/02/2006             82,061
      4,866,178    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $4,866,869)                                             5.11       06/01/2006          4,866,178
        946,220    BUCKINGHAM CDO LLC++                                                    5.07       06/26/2006            942,917
      1,182,774    BUCKINGHAM CDO LLC                                                      5.06       07/24/2006          1,173,951

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,182,774    CAIRN HIGH GRADE FUNDING I++                                            5.07%      06/23/2006    $     1,179,143
        212,899    CAIRN HIGH GRADE FUNDING I++                                            5.07       06/26/2006            212,156
        591,387    CAIRN HIGH GRADE I LLC++                                                5.04       06/09/2006            590,731
      1,419,329    CC USA INCORPORATED+/-++                                                5.03       06/15/2006          1,419,315
        709,665    CC USA INCORPORATED+/-++                                                5.07       07/14/2006            709,672
        343,005    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.98       06/05/2006            342,812
        740,890    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.96       06/21/2006            738,830
      1,111,808    CEDAR SPRINGS CAPITAL COMPANY LLC                                       5.09       06/23/2006          1,108,395
        236,555    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.86       06/07/2006            236,359
        629,591    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.88       06/12/2006            628,628
        281,548    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     5.19       08/14/2006            278,597
         59,139    CHARTA LLC++                                                            5.05       06/16/2006             59,015
        473,110    CHEYNE FINANCE LLC++                                                    5.04       06/14/2006            472,253
         49,960    CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                              5.11       07/21/2006             49,609
      1,774,162    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                         5.05       06/13/2006          1,774,162
        827,942    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                        5.03       06/08/2006            827,139
        785,362    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.05       06/16/2006            783,721
      1,662,177    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                        5.07       06/26/2006          1,656,376
        591,387    CREDIT SUISSE FIRST BOSTON                                              5.03       06/16/2006            590,151
        591,387    CULLINAN FINANCE CORPORATION+/-++                                       5.13       11/15/2006            591,446
      2,365,549    DEER VALLEY FUNDING LLC++                                               5.05       06/26/2006          2,357,293
      2,351,311    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,351,641)                                             5.06       06/01/2006          2,351,311
         88,708    EUREKA SECURITIZATION INCORPORATED++                                    5.02       06/15/2006             88,535
      1,855,986    FAIRWAY FINANCE CORPORATION++                                           5.08       06/01/2006          1,855,986
      1,391,913    FCAR OWNER TRUST SERIES II                                              5.04       06/22/2006          1,387,848
        187,588    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.10       06/01/2006            187,588
        567,732    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.16       06/30/2006            567,732
         47,311    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                             5.17       05/15/2007             47,323
         82,794    HBOS TREASURY SERVICES PLC+/-++                                         5.12       01/12/2007             82,867
        378,488    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.22       06/06/2006            378,488
        109,407    K2 USA LLC SERIES MTN+/-++                                              5.13       07/24/2006            109,418
        354,832    KAUPTHING BANK HF+/-++                                                  5.14       03/20/2007            354,378
      1,303,820    KLIO II FUNDING CORPORATION++                                           5.07       06/27/2006          1,299,087
         94,622    KLIO II FUNDING CORPORATION++                                           4.94       06/30/2006             94,240
        909,104    KLIO III FUNDING CORPORATION++                                          5.07       06/26/2006            905,931
      1,137,072    KLIO III FUNDING CORPORATION                                            4.94       06/30/2006          1,132,478
         40,214    LEXINGTON PARKER CAPITAL CORPORATION                                    4.93       06/20/2006             40,108
         37,399    LIBERTY STREET FUNDING CORPORATION                                      5.01       06/15/2006             37,326
         47,311    LINKS FINANCE LLC SERIES MTN1+/-++                                      5.04       09/12/2006             47,312
        544,076    LIQUID FUNDING LIMITED+/-++                                             5.06       08/14/2006            544,076
        354,832    LIQUID FUNDING LIMITED+/-++                                             4.99       12/01/2006            354,832
        141,933    LIQUID FUNDING LIMITED SERIES MTN+/-++                                  5.09       02/20/2007            141,944
         61,741    MANE FUNDING CORPORATION                                                5.04       06/14/2006             61,629
        236,555    MBIA GLOBAL FUNDING LLC+/-++                                            5.08       02/20/2007            236,553

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,188,688    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   5.28%      10/27/2006    $     1,189,342
        709,665    MORGAN STANLEY+/-                                                       5.13       10/10/2006            709,665
        104,084    MORGAN STANLEY+/-                                                       5.22       11/09/2006            104,114
        141,223    MORGAN STANLEY+/-                                                       5.35       11/24/2006            141,333
        109,407    MORGAN STANLEY SERIES EXL+/-                                            5.11       08/13/2010            109,435
         23,655    NATIONWIDE BUILDING SOCIETY+/-++                                        5.20       07/21/2006             23,657
        325,074    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.09       06/01/2006            325,074
         44,614    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.02       06/15/2006             44,527
        105,456    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.89       06/26/2006            105,088
        720,972    NORTH SEA FUNDING LLC++                                                 5.06       06/26/2006            718,456
      1,182,774    NORTHERN ROCK PLC+/-++                                                  5.06       02/05/2007          1,182,763
         70,422    PERRY GLOBAL FUNDING LIMITED SERIES A++                                 5.06       06/15/2006             70,285
         95,686    RACERS TRUST 2004-6-MM+/-++                                             5.10       05/22/2006             95,705
      1,391,132    REGENCY MARKETS #1 LLC++                                                5.05       06/15/2006          1,388,419
         72,315    REGENCY MARKETS #1 LLC++                                                5.07       06/26/2006             72,062
        445,835    REGENCY MARKETS LLC++                                                   5.03       07/20/2006            442,759
         23,655    SCALDIS CAPITAL LIMITED                                                 4.89       06/15/2006             23,609
        473,110    SLM CORPORATION+/-++                                                    5.08       05/04/2007            473,072
        118,277    SWEDISH NATIONAL HOUSING FINANCE (SBAB)                                 5.03       07/18/2006            117,494
        229,458    TANGO FINANCE CORPORATION                                               5.02       06/15/2006            229,011
         94,622    TANGO FINANCE CORPORATION                                               4.91       06/21/2006             94,359
        273,528    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.13       10/25/2006            273,608
        715,082    THUNDER BAY FUNDING INCORPORATED++                                      4.98       06/16/2006            713,587
      1,202,621    TIERRA ALTA FUNDING I LIMITED                                           5.04       06/15/2006          1,200,276
        136,752    TRAVELERS INSURANCE COMPANY+/-                                          5.15       02/09/2007            136,750
        591,387    UNICREDITO ITALIANO+/-++                                                5.09       06/15/2007            591,245
        591,387    UNICREDITO ITALIANO SERIES LIB+/-++                                     5.09       03/09/2007            591,423
        898,909    US BANK NA SERIES BKNT+/-                                               5.13       07/28/2006            898,801
      1,731,061    VERSAILLES CDS LLC++                                                    5.08       06/01/2006          1,731,061
         47,311    VERSAILLES CDS LLC++                                                    5.05       06/13/2006             47,232
        591,387    VERSAILLES CDS LLC++                                                    4.96       06/20/2006            589,826
         23,655    VERSAILLES CDS LLC                                                      4.97       06/21/2006             23,590
        249,849    VERSAILLES CDS LLC++                                                    5.02       06/28/2006            248,910
        236,555    WHISTLEJACKET CAPITAL LIMITED+/-++                                      5.03       06/09/2006            236,555
        297,089    WHISTLEJACKET CAPITAL LIMITED++                                         5.04       06/15/2006            296,510
        382,154    WHISTLEJACKET CAPITAL LIMITED                                           5.00       06/26/2006            380,821
         72,670    WHITE PINE FINANCE LLC++                                                4.89       06/20/2006             72,478
        624,245    WHITE PINE FINANCE LLC++                                                4.89       06/22/2006            622,422
        591,387    WHITE PINE FINANCE LLC+/-++                                             5.03       07/17/2006            591,387
        567,732    WHITE PINE FINANCE LLC SERIES MTN1+/-++                                 5.07       06/12/2006            567,737
        433,416    YORKTOWN CAPITAL LLC                                                    5.04       06/15/2006            432,571

                                                                                                                         61,362,463
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $61,574,702)                                                               61,574,702
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    HIGH INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 5.01%
     16,301,901    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                      $    16,301,901
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $16,301,901)                                                                          16,301,901
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $388,640,570)*                               119.32%                                                          $   387,943,208
OTHER ASSETS AND LIABILITIES, NET                  (19.32)                                                              (62,820,800)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   325,122,408
                                                   ======                                                           ===============

+/-   VARIABLE RATE INVESTMENTS.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $16,301,901.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+     NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $388,640,570 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                           $ 4,920,254
       GROSS UNREALIZED DEPRECIATION                            (5,617,616)
                                                               -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)              $  (697,362)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
AGENCY NOTES - INTEREST BEARING - 0.18%
$       485,000    FNMA<<                                                                  3.88%      11/17/2008    $       468,273
        350,000    FNMA<<                                                                  6.63       09/15/2009            363,454

TOTAL AGENCY NOTES - INTEREST BEARING (COST $847,616)                                                                       831,727
                                                                                                                    ---------------

AGENCY SECURITIES - 8.64%

FEDERAL HOME LOAN BANK - 0.10%
        270,000    FHLB                                                                    2.00       07/10/2006            269,063
        200,000    FHLB                                                                    3.38       10/05/2007            194,950

                                                                                                                            464,013
                                                                                                                    ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.45%
          4,519    FHLMC #160089                                                          10.75       09/01/2009              4,770
         15,394    FHLMC #170151                                                          10.50       01/01/2016             16,831
          5,032    FHLMC #183254                                                           9.50       03/01/2011              5,317
         11,920    FHLMC #185784                                                          10.75       11/01/2010             12,403
         34,605    FHLMC #1B0123+/-                                                        6.00       09/01/2031             34,930
         50,668    FHLMC #1B0128+/-                                                        6.18       09/01/2031             50,819
         44,690    FHLMC #255531                                                          10.25       07/01/2009             46,285
         13,727    FHLMC #259511                                                          11.25       11/01/2009             14,716
          4,672    FHLMC #360016                                                          10.50       11/01/2017              5,233
          3,848    FHLMC #360056                                                          10.50       02/01/2019              4,316
          3,508    FHLMC #360057                                                          10.50       03/01/2019              3,896
          2,962    FHLMC #360059                                                          10.50       04/01/2019              3,323
          1,601    FHLMC #360061                                                          10.50       05/01/2019              1,791
         36,156    FHLMC #360063                                                          10.50       06/01/2019             40,400
          5,149    FHLMC #360065                                                          10.50       07/01/2019              5,761
      1,010,115    FHLMC #555316                                                           9.00       06/01/2019          1,079,695
        756,210    FHLMC #555408                                                          10.50       08/01/2018            843,378
        815,988    FHLMC #555500                                                           8.50       09/01/2017            864,566
      1,094,814    FHLMC #555514                                                           9.00       10/01/2019          1,206,148
         82,007    FHLMC #786823<<+/-                                                      6.14       07/01/2029             83,035
        713,036    FHLMC #789272<<+/-                                                      5.71       04/01/2032            724,729
        543,003    FHLMC #865496+/-                                                        5.52       05/01/2026            539,798
        718,238    FHLMC #A01734<<                                                         9.00       08/01/2018            770,578
      1,281,279    FHLMC #G01126<<                                                         9.50       12/01/2022          1,390,642
        246,899    FHLMC #G10747                                                           7.50       10/01/2012            254,709
      1,026,428    FHLMC #G11150<<                                                         7.50       12/01/2011          1,047,762
         78,043    FHLMC #G11345<<                                                         7.50       12/01/2011             79,930
        118,124    FHLMC #G11391                                                           7.50       06/01/2012            121,770
        240,990    FHLMC #G90023                                                           7.00       11/17/2013            246,377
      2,000,000    FHLMC SERIES MTN<<                                                      2.75       10/06/2006          1,983,274

                                                                                                                         11,487,182
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.63%
        306,000    FNMA<<                                                                  6.00       05/15/2011            313,777
          6,448    FNMA #100001                                                            9.00       02/15/2020              7,045
      2,329,102    FNMA #100042<<                                                         11.00       10/15/2020          2,546,980
        601,419    FNMA #100202                                                            9.50       02/15/2011            632,345

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$       223,783    FNMA #100255                                                            8.33%      07/15/2020    $       243,640
        869,681    FNMA #190075                                                            8.50       02/01/2023            914,840
        493,693    FNMA #302507                                                            9.00       11/01/2024            538,718
        103,546    FNMA #313617                                                            8.00       09/01/2023            108,854
      1,460,493    FNMA #323582<<                                                          8.00       04/01/2017          1,531,886
        171,380    FNMA #392645                                                            8.00       12/01/2013            172,816
        775,688    FNMA #426828                                                            8.00       09/01/2019            821,936
        507,520    FNMA #426832                                                            8.50       07/01/2018            543,475
      1,381,028    FNMA #545131<<                                                          8.00       03/01/2013          1,405,578
        276,292    FNMA #545157                                                            8.50       11/01/2012            282,978
        712,418    FNMA #545460<<+/-                                                       5.82       11/01/2031            726,806
      2,300,128    FNMA #598559<<                                                          6.50       08/01/2031          2,347,223
        366,769    FNMA #70801                                                            12.00       03/01/2017            407,224
      3,246,025    FNMA #712107<<                                                          6.00       03/01/2033          3,218,472
      5,000,000    FNMA SERIES 1<<                                                         3.00       11/09/2006          4,951,650

                                                                                                                         21,716,243
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.45%
        143,329    GNMA #780029                                                            9.00       11/15/2024            154,361
      3,040,484    GNMA #780110                                                           12.50       04/15/2019          3,447,158
         60,269    GNMA #780134                                                            8.50       05/15/2010             60,371
        480,299    GNMA #780267                                                            9.00       11/15/2017            519,149
        207,036    GNMA #780288                                                            8.00       12/15/2023            223,514
         54,251    GNMA #780333                                                            8.00       12/15/2008             54,673
        130,386    GNMA #780434                                                            7.50       12/15/2007            130,598
      1,992,825    GNMA #781311<<                                                          7.50       02/15/2013          2,042,156
        169,800    GNMA #781540<<                                                          7.00       05/15/2013            174,247
         20,162    GNMA #927                                                              10.00       02/20/2018             22,332

                                                                                                                          6,828,559
                                                                                                                    ---------------

SMALL BUSINESS ADMINISTRATION - 0.01%
        922,037    SBA #0191++(C)                                                          4.03       07/30/2018             26,221
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $41,216,040)                                                                               40,522,218
                                                                                                                    ---------------

ASSET BACKED SECURITIES - 11.44%
      5,000,000    AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                          5.76       10/25/2033          5,028,708
      2,204,077    ACCREDITED MORTGAGE LOAN TRUST SERIES 2004-3 CLASS 1A2+/-               3.44       10/25/2034          2,193,368
      3,900,000    BANK ONE ISSUANCE TRUST SERIES 2004-B1 CLASS B1+/-                      5.40       03/15/2012          3,923,619
      6,000,000    CAPITAL ONE MASTER TRUST SERIES 2001-5 CLASS A                          5.30       06/15/2009          6,000,727
          2,806    CAPITAL ONE PRIME AUTO RECEIVABLES TRUST SERIES 2004-3 CLASS A2         3.04       07/15/2007              2,803
        499,991    CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-                  5.73       03/25/2034            502,538
      2,500,000    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES
                   2003-5 CLASS 2M1+/-                                                     5.68       05/25/2033          2,513,086
      6,491,863    CONTIMORTGAGE HOME EQUITY TRUST SERIES 1996-2 CLASS IO+/-(C)(I)         0.54       07/15/2027              4,057
      2,822,401    CONTIMORTGAGE NET INTEREST MARGIN NOTES SERIES 1997-A CLASS A(I)        7.23       07/16/2028                882
      1,734,687    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-             5.32       05/15/2028          1,735,654
        765,959    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-             5.37       02/15/2034            768,382
      2,320,321    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-            5.38       12/15/2033          2,327,253
     47,242,227    EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2++(C)                    0.83       09/29/2031          1,086,571

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
ASSET BACKED SECURITIES (CONTINUED)
$     1,932,143    EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-                5.83%      09/25/2033    $     1,936,717
      3,780,915    GS AUTO LOAN TRUST SERIES 2005-1 CLASS A2                               4.32       05/15/2008          3,766,477
      4,760,488    GSAA HOME EQUITY TRUST SERIES 2005-9 CLASS 2A1+/-                       5.20       08/25/2035          4,756,325
      3,000,000    HOME EQUITY ASSET TRUST SERIES 2003-6 CLASS M1+/-                       5.78       02/25/2034          3,016,316
        358,855    RAILCAR LEASING LLC SERIES 1 CLASS A1++                                 6.75       07/15/2006            359,508
        453,248    RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2001-KS1
                   CLASS AII+/-                                                            5.32       03/25/2032            453,372
        500,000    RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2003-KS8
                   CLASS MII1+/-                                                           5.71       10/25/2033            501,326
      4,000,000    STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC10 CLASS M1+/-     5.83       10/25/2033          4,016,008
      4,000,000    STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3 CLASS M1+/-      6.03       04/25/2033          4,004,344
        769,110    TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                     5.56       12/25/2034            770,587
      4,000,000    WILLIAM STREET FUNDING CORPORATION CLASS 2005-1 CLASS A+/-++            5.36       01/23/2011          3,999,014

TOTAL ASSET BACKED SECURITIES (COST $57,368,071)                                                                         53,667,642
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 19.44%
        864,623    ASSET SECURITIZATION CORPORATION SERIES 1995-MD4 CLASS A1               7.10       08/13/2029            872,839
     37,000,000    BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2001-PB1
                   CLASS XP+/-++(C)                                                        1.53       05/11/2035          2,160,508
        576,688    BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-K CLASS 3A1+/-          6.18       10/20/2032            583,260
      2,726,960    CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-          5.25       12/25/2035          2,694,028
      1,195,947    CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2004-HYB4
                   CLASS AA+/-                                                             5.41       12/25/2034          1,197,856
        485,207    COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES J8 CLASS 4A1                  6.00       02/25/2017            483,355
      1,451,543    COUNTRYWIDE HOME LOAN MORTGAGE PASS-THROUGH TRUST SERIES 2001-HYB1
                   CLASS 2A1+/-                                                            5.79       06/19/2031          1,448,990
        640,011    COUNTRYWIDE HOME LOAN MORTGAGE PASS-THROUGH TRUST SERIES 2004-20
                   CLASS 3A1+/-                                                            6.84       09/25/2034            656,008
      1,822,168    COUNTRYWIDE HOME LOANS SERIES 2006-HYB1 CLASS 2A2A+/-                   5.62       03/20/2036          1,813,035
     43,014,000    CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CK6
                   CLASS ACP+/-(C)                                                         0.93       08/15/2036            931,365
        853,333    DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 2000-CF1 CLASS A1A           7.45       06/10/2033            854,651
        732,269    DREXEL BURNHAM LAMBERT CMO TRUST SERIES T CLASS 4                       8.45       09/20/2019            731,318
        309,004    FHLMC SERIES 2198 CLASS SC+/-                                           9.00       06/15/2028            322,947
      1,772,602    FHLMC SERIES 3049 CLASS G<<                                             5.50       05/15/2034          1,769,617
      1,512,259    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6           9.50       02/25/2042          1,602,202
         86,119    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-       5.27       07/25/2043             88,826
      3,109,845    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59 CLASS 2A1+/-       5.41       10/25/2043          3,117,833
        300,024    FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                              9.50       11/25/2031            315,634
      2,289,233    FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A4                             9.50       05/25/2042          2,426,106
        675,718    FNMA SERIES 1989-29 CLASS Z                                            10.00       06/25/2019            723,121
        449,189    FNMA SERIES 1989-63 CLASS Z                                             9.40       10/25/2019            473,617
        921,576    FNMA SERIES G95-2 CLASS IO+/-(C)(I)                                    10.00       05/25/2020            274,431
            150    FNMA STRIP SERIES 107 CLASS 1^                                          2.21       10/25/2006                148
        100,520    FNMA WHOLE LOAN SERIES 2003-W10 CLASS 3A2A                              2.20       07/25/2037            100,105
        389,044    FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                             6.97       06/25/2033            391,663
      4,414,027    FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                              5.36       08/25/2042          4,477,783
        419,525    FNMA WHOLE LOAN SERIES 2003-W6 CLASS PT4+/-                             9.56       10/25/2042            446,223
      2,498,312    FNMA WHOLE LOAN SERIES 2003-W8 CLASS 1A3                                4.75       12/25/2042          2,476,350
    100,000,000    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-1
                   CLASS X2+/-++(C)                                                        0.95       05/15/2033          1,723,800
     75,000,000    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-2
                   CLASS X2+/-++(C)                                                        1.01       08/11/2033          1,817,235
     67,720,000    GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2001-C2
                   CLASS X2+/-++(C)                                                        0.71       04/15/2034          1,079,924
        203,237    GMBS CERTIFICATES SERIES 1990-1 CLASS Z                                 9.25       01/28/2020            202,360
        369,341    GOLDEN NATIONAL MORTGAGE ASSET BACKED CERTIFICATES SERIES 1998-GN1
                   CLASS M2                                                                8.02       02/25/2027            367,795
      6,000,000    GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2002-C1
                   CLASS XPB+/-++(C)                                                       1.76       01/11/2035            160,196

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$     5,066,671    GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2004-GG1
                   CLASS A2                                                                3.84%      06/10/2036    $     4,946,431
      1,155,164    GSMPS MORTGAGE LOAN TRUST SERIES 1998-1 CLASS A++                       8.00       09/19/2027          1,202,678
      3,950,562    GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+++/-                  5.48       06/25/2034          3,970,467
      2,953,351    GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+++/-                  5.37       06/25/2034          3,013,406
      1,904,287    GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP1 CLASS 1AF1+++/-               5.43       01/25/2036          1,904,278
      1,026,806    GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-                      5.22       04/25/2032          1,030,007
     13,235,127    INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR14 CLASS AX1+/-(C)      0.80       01/25/2035            128,215
     91,278,322    INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR8 CLASS AX1+/-(C)       0.80       11/25/2034            841,472
    125,000,000    JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                   2001-CIB2 CLASS X2+/-++(C)                                              1.00       04/15/2035          2,435,950
      3,175,883    JP MORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A1+/-                    4.91       04/25/2035          3,134,040
      3,124,564    JP MORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                   5.14       06/25/2035          3,071,415
      2,787,549    JP MORGAN MORTGAGE TRUST SERIES 2005-A5 CLASS 3A1+/-                    5.37       08/25/2035          2,761,781
      2,809,452    JP MORGAN RESIDENTIAL MORTGAGE ACCEPTANCE SERIES 2006-R1
                   CLASS 1A1+/-++                                                          4.96       09/28/2044          2,766,973
         69,938    MASTER ADJUSTABLE RATE MORTGAGES TRUST SERIES 2002-3 CLASS 4A1+/-       6.17       10/25/2032             69,769
     67,064,759    MORGAN STANLEY CAPITAL I SERIES 1999-WF1 CLASS X+/-++(C)                0.74       11/15/2031          1,329,539
      1,428,079    NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2005-AP2 CLASS A1+/-         5.20       05/25/2035          1,428,519
      6,250,795    RESIDENTIAL FINANCE LIMITED PARTNERSHIP SERIES 2003-C CLASS B3+/-++     6.48       09/10/2035          6,494,589
      1,084,420    RURAL HOUSING TRUST 1987-1 SERIES 3 CLASS C                             7.33       04/01/2026          1,088,234
        180,278    SALOMON BROTHERS MORTGAGE SECURITIES VI SERIES 1987-3 CLASS A^          0.99       10/23/2017            161,141
      3,945,443    STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF2
                   CLASS A+/-++                                                            8.52       07/15/2027          3,978,312
        355,688    STRUCTURED ASSET SECURITIES CORPORATION SERIES 2002-8A CLASS 3A+/-      5.67       05/25/2032            356,648
         19,168    STRUCTURED MORTGAGE ASSET RESIDENTIAL TRUST SERIES 1992-5B
                   CLASS BO(I)^                                                            0.39       06/25/2023             17,945
        174,228    USGI FHA PROJECT LOAN++                                                 7.44       11/24/2019            174,228
        878,525    WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR10 CLASS A6+/-             4.82       10/25/2032            870,201
      1,109,120    WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR15 CLASS A5+/-             4.38       12/25/2032          1,089,359
      3,028,000    WASHINGTON MUTUAL INCORPORATED SERIES 2003-AR7 CLASS A5+/-              3.07       08/25/2033          2,970,870
        514,277    WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M2+/-                  6.61       08/25/2032            512,278
        514,277    WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M3+/-                  6.61       08/25/2032            512,278
        160,966    WILSHIRE FUNDING CORPORATION SERIES 1998-WFC2 CLASS M1+/-               6.54       12/28/2037            160,966

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $90,728,197)                                                             91,207,118
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 46.80%

AMUSEMENT & RECREATION SERVICES - 0.45%
        627,224    DISNEY CRAVE CUSTOM REPACKAGED++                                        7.20       01/10/2007            628,893
      1,500,000    SAN MANUEL ENTERTAINMENT AUTHORITY SERIES 04-B+/-++                     5.78       12/01/2010          1,500,000

                                                                                                                          2,128,893
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.62%
      3,000,000    CENTEX CORPORATION                                                      4.88       08/15/2008          2,931,654
                                                                                                                    ---------------

BUSINESS SERVICES - 0.88%
      1,440,000    BEAVER VALLEY II FUNDING CORPORATION                                    8.63       06/01/2007          1,474,229
      2,700,000    CATERPILLAR FINANCIAL SERVICES CORPORATION SERIES MTNF                  4.50       09/01/2008          2,640,627

                                                                                                                          4,114,856
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COMMUNICATIONS - 6.75%
$     1,250,000    AIRGATE PCS INCORPORATED+/-                                             8.83%      10/15/2011    $     1,287,500
      3,000,000    AMFM INCORPORATED                                                       8.00       11/01/2008          3,138,432
      2,350,000    AT&T INCORPORATED                                                       4.13       09/15/2009          2,238,561
      2,500,000    CITIZENS COMMUNICATIONS COMPANY                                         7.60       06/01/2006          2,500,000
      1,800,000    CLEAR CHANNEL COMMUNICATIONS                                            3.13       02/01/2007          1,768,619
      3,230,000    COX COMMUNICATIONS INCORPORATED                                         7.75       08/15/2006          3,241,130
        405,000    LENFEST COMMUNICATIONS INCORPORATED                                    10.50       06/15/2006            405,455
      1,750,000    QWEST CORPORATION+/-                                                    8.16       06/15/2013          1,887,812
      3,500,000    SPRINT CAPITAL CORPORATION                                              6.13       11/15/2008          3,541,293
        500,000    TIME WARNER COMPANY INCORPORATED                                        7.48       01/15/2008            513,108
      5,100,000    TIME WARNER ENTERTAINMENT COMPANY LIMITED PARTNERSHIP                   7.25       09/01/2008          5,261,491
      2,910,000    UNIVISION COMMUNICATIONS INCORPORATED                                   2.88       10/15/2006          2,880,525
      1,935,000    VERIZON GLOBAL FUNDING CORPORATION                                      4.00       01/15/2008          1,887,347
        800,000    VERIZON GLOBAL FUNDING CORPORATION SERIES MTN                           7.60       03/15/2007            812,407
        300,000    VERIZON WIRELESS CAPITAL LLC                                            5.38       12/15/2006            299,822

                                                                                                                         31,663,502
                                                                                                                    ---------------

COMPUTER HARDWARE - 0.81%
      3,900,000    IBM CORPORATION SERIES MTN                                              3.80       02/01/2008          3,801,412
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 6.01%
      6,800,000    BANK OF AMERICA CORPORATION                                             5.25       02/01/2007          6,795,063
      7,550,000    BANK ONE NA                                                             6.25       02/15/2008          7,626,301
      5,000,000    HUNTINGTON CAPITAL TRUST I+/-                                           5.83       02/01/2027          4,802,970
      5,000,000    STAR BANC CAPITAL TRUST I+/-                                            5.68       06/15/2027          4,943,400
      2,000,000    WACHOVIA CORPORATION+/-                                                 4.99       03/15/2011          2,001,156
      2,000,000    WASHINGTON MUTUAL BANK SERIES BKNT+/-                                   5.59       05/20/2013          1,998,716

                                                                                                                         28,167,606
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.19%
      2,000,000    AMEREN CORPORATION                                                      4.26       05/15/2007          1,973,966
      4,500,000    ENTERGY GULF STATES INCORPORATED                                        5.12       08/01/2010          4,311,536
      3,920,000    WASTE MANAGEMENT INCORPORATED                                           6.50       11/15/2008          3,993,198

                                                                                                                         10,278,700
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 0.44%
      2,000,000    AMETEK INCORPORATED                                                     7.20       07/15/2008          2,045,060
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.05%
      4,700,000    GENERAL MILLS INCORPORATED                                              3.88       11/30/2007          4,585,231
      3,250,000    HJ HEINZ COMPANY++                                                      6.43       12/01/2008          3,324,067
      1,700,000    KRAFT FOODS INCORPORATED                                                5.25       06/01/2007          1,692,112

                                                                                                                          9,601,410
                                                                                                                    ---------------

FOOD STORES - 1.14%
      2,750,000    KROGER COMPANY                                                          7.63       09/15/2006          2,763,937
      2,500,000    YUM! BRANDS INCORPORATED                                                7.65       05/15/2008          2,586,895

                                                                                                                          5,350,832
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
GENERAL MERCHANDISE STORES - 1.60%
$       346,971    WAL-MART CUSTOM REPACKAGED ASSET VEHICLE++                              7.35%      07/17/2006    $       347,034
      7,500,000    WAL-MART STORES INCORPORATED                                            3.38       10/01/2008          7,165,942

                                                                                                                          7,512,976
                                                                                                                    ---------------

HEALTH SERVICES - 0.56%
      2,650,000    HCA INCORPORATED                                                        7.13       06/01/2006          2,650,000
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.78%
        908,637    CORE INVESTMENT GRADE TRUST                                             4.66       11/30/2007            895,898
      2,510,000    GREENPOINT FINANCIAL CORPORATION                                        3.20       06/06/2008          2,404,497
      5,000,000    PRINCIPAL LIFE GLOBAL FUNDING I++                                       5.13       06/28/2007          4,979,045
      5,000,000    PRINCIPAL LIFE GLOBAL FUNDING I++                                       2.80       06/26/2008          4,740,800

                                                                                                                         13,020,240
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.98%
      2,500,000    HARRAHS OPERATING COMPANY INCORPORATED                                  7.50       01/15/2009          2,596,975
      2,000,000    MIRAGE RESORTS INCORPORATED<<                                           6.75       02/01/2008          2,020,000

                                                                                                                          4,616,975
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.67%
      3,200,000    JOHN DEERE CAPITAL CORPORATION                                          3.88       03/07/2007          3,163,997
                                                                                                                    ---------------

INSURANCE CARRIERS - 2.53%
      5,300,000    PROTECTIVE LIFE US FUNDING TRUST++                                      5.88       08/15/2006          5,304,791
      1,800,000    PRUDENTIAL FINANCIAL INCORPORATED+/-                                    4.10       11/15/2006          1,790,537
      2,000,000    UNUMPROVIDENT CORPORATION                                               6.00       05/15/2008          2,001,906
      2,750,000    WELLPOINT HEALTH NETWORKS                                               6.38       06/15/2006          2,750,784

                                                                                                                         11,848,018
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS - 0.50%
      2,300,000    BAUSCH & LOMB INCORPORATED<<                                            6.95       11/15/2007          2,336,057
                                                                                                                    ---------------

MOTION PICTURES - 0.10%
        460,000    NEWS AMERICA INCORPORATED                                               6.63       01/09/2008            466,831
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 4.97%
      4,700,000    COUNTRYWIDE HOME LOAN                                                   5.63       07/15/2009          4,693,058
      7,250,000    GENERAL ELECTRIC CAPITAL CORPORATION                                    3.50       05/01/2008          6,996,663
      2,250,000    GENERAL MOTORS ACCEPTANCE CORPORATION<<                                 7.75       01/19/2010          2,204,388
      2,500,000    HSBC FINANCE CORPORATION                                                5.84       02/15/2008          2,512,533
      3,000,000    NISSAN MOTOR ACCEPTANCE++                                               5.63       03/14/2011          2,959,941
      2,000,000    RESIDENTIAL CAPITAL CORPORATION                                         6.38       06/30/2010          1,974,264
      2,000,000    WASHINGTON MUTUAL BANK                                                  4.50       08/25/2008          1,955,500

                                                                                                                         23,296,347
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.06%
      2,500,000    DEVON ENERGY CORPORATION                                                2.75       08/01/2006          2,488,683
      2,500,000    MARATHON OIL CORPORATION                                                5.38       06/01/2007          2,497,522

                                                                                                                          4,986,205
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
PAPER & ALLIED PRODUCTS - 0.43%
$     2,000,000    INTERNATIONAL PAPER COMPANY                                             6.50%      11/15/2007    $     2,021,540
                                                                                                                    ---------------

PIPELINES, EXCEPT NATURAL GAS - 0.37%
      1,800,000    PLAINS ALL AMERICAN PIPELINE LP                                         4.75       08/15/2009          1,739,826
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.23%
      1,000,000    UNITED STATES STEEL CORPORATION                                        10.75       08/01/2008          1,085,000
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.43%
      2,000,000    MEDIA GENERAL INCORPORATED                                              6.95       09/01/2006          2,003,040
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.74%
        460,000    CSX CORPORATION                                                         6.25       10/15/2008            466,310
      2,980,000    UNION PACIFIC CORPORATION                                               5.75       10/15/2007          2,983,210

                                                                                                                          3,449,520
                                                                                                                    ---------------

REAL ESTATE - 0.86%
      2,000,000    EOP OPERATING LP                                                        6.75       02/15/2008          2,029,696
      2,000,000    HIGHWOODS REALTY LP                                                     7.00       12/01/2006          2,009,246

                                                                                                                          4,038,942
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.71%
      3,000,000    BRANDYWINE OPER PARTNERS+/-                                             5.41       04/01/2009          3,000,111
      3,000,000    HRPT PROPERTIES TRUST+/-                                                5.52       03/16/2011          3,002,229
      2,000,000    ISTAR FINANCIAL INCORPORATED+/-                                         5.47       03/16/2009          2,012,848

                                                                                                                          8,015,188
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.75%
        540,000    JP MORGAN CHASE & COMPANY                                               4.00       02/01/2008            527,316
      3,000,000    LEHMAN BROTHERS HOLDING INCORPORATED                                    5.75       04/25/2011          2,988,291

                                                                                                                          3,515,607
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.43%
      2,000,000    ALTRIA GROUP INCORPORATED                                               7.20       02/01/2007          2,014,690
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 3.25%
      5,800,000    DAIMLERCHRYSLER NA HOLDING CORPORATION<<                                4.75       01/15/2008          5,714,897
      3,000,000    JOHNSON CONTROLS INCORPORATED                                           5.25       01/15/2011          2,933,883
      3,125,000    RAYTHEON COMPANY                                                        6.75       08/15/2007          3,169,434
        400,000    TEXAS EASTERN TRANSMISSION LIMITED PARTNERSHIP                          5.25       07/15/2007            397,843
      3,000,000    TRW INCORPORATED SERIES MTNC                                            6.73       07/11/2007          3,023,040

                                                                                                                         15,239,097
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.51%
      2,340,000    SAFEWAY INCORPORATED                                                    7.00       09/15/2007          2,378,395
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $222,864,280)                                                                       219,482,416
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
FOREIGN CORPORATE BONDS - 4.46%
$     3,450,000    BRITISH SKY BROADCASTING GROUP PLC                                      8.20%      07/15/2009    $     3,681,274
        250,000    CHEVRON TEXACO CAPITAL COMPANY                                          3.50       09/17/2007            244,145
      2,500,000    DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV<<                             8.00       06/15/2010          2,699,440
      2,700,000    ENCANA CORPORATION                                                      4.60       08/15/2009          2,617,756
      5,360,000    KFW<<                                                                   3.50       03/14/2008          5,193,888
      1,500,000    KOREA DEVELOPMENT BANK<<                                                4.63       09/16/2010          1,439,829
      1,300,000    PEMEX FINANCE LIMITED                                                   9.69       08/15/2009          1,389,453
        600,000    REGIONAL DIVERSIFIED FUNDING+/-++                                       6.42       01/25/2036            600,000
      3,000,000    TELUS CORPORATION                                                       7.50       06/01/2007          3,053,001

TOTAL FOREIGN CORPORATE BONDS@ (COST $21,506,678)                                                                        20,918,786
                                                                                                                    ---------------

FOREIGN GOVERNMENT BONDS - 0.58%
      2,500,000    PCCW HKT CAPITAL LIMITED++                                              8.00       11/15/2011          2,712,337

TOTAL FOREIGN GOVERNMENT BONDS (COST $2,726,508)                                                                          2,712,337
                                                                                                                    ---------------

MUNICIPAL BONDS & NOTES - 3.57%

ARIZONA - 0.16%
        750,000    SANTA CRUZ COUNTY AZ IDA+/-SS.                                          4.75       08/01/2020            746,963
                                                                                                                    ---------------

CALIFORNIA - 0.63%
      3,015,000    CSUCI FINANCING AUTHORITY OF CALIFORNIA (COLLEGE & UNIVERSITY
                   REVENUE LOC)+/-SS.                                                      3.79       08/01/2044          2,950,328
                                                                                                                    ---------------

IOWA - 0.19%
        875,000    TOBACCO SETTLEMENT AUTHORITY OF IOWA SERIES A (EXCISE TAX
                   REVENUE LOC)SS.                                                         6.79       06/01/2010            895,816
                                                                                                                    ---------------

LOUISIANA - 0.53%
      2,509,321    TOBACCO SETTLEMENT FINANCING CORPORATION LA SERIES 2001A (OTHER
                   REVENUE LOC)SS.                                                         6.36       05/15/2025          2,495,043
                                                                                                                    ---------------

TEXAS - 0.24%
      1,330,000    HARRIS COUNTY TX CAPITAL APPRECIATION 3RD LIEN SERIES A2
                   (SPORTS FACILITIES REVENUE, MBIA INSURED)^SS.                           6.24       12/01/2008          1,143,241
                                                                                                                    ---------------

WISCONSIN - 1.82%
        350,000    MILWAUKEE WI REDEVELOPMENT AUTHORITY REDEVELOPMENT REVENUE
                   TAXABLE SCIENCE EDUCATION PROJECT SERIES A-TSS.                         6.00       08/01/2008            346,584
      5,000,000    SEMINOLE TRIBE FLORIDA RESORT GAMING FACILITIES PROJECT (OTHER
                   REVENUE)SS.                                                            11.50       10/01/2013          5,735,850
      2,500,000    WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT SPECIAL
                   OBLIGATION REVENUE SALES TAX-1ST LIEN-AREA A (SALES TAX
                   REVENUE LOC, CITIBANK NA INSURED)SS.                                    4.67       12/01/2009          2,454,675

                                                                                                                          8,537,109
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $17,060,469)                                                                         16,768,500
                                                                                                                    ---------------

US TREASURY SECURITIES - 0.04%

US TREASURY BILLS - 0.04%
        150,000    US TREASURY BILL^#                                                      4.66       07/27/2006            148,910
         50,000    US TREASURY BILL^#                                                      4.67       07/27/2006             49,637

                                                                                                                            198,547
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $198,550)                                                                                198,547
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL FOR SECURITIES LENDING - 11.35%

COLLATERAL INVESTED IN OTHER ASSETS - 11.35%
$        46,062    ABBEY NATIONAL TREASURY SERVICE+/-++                                    5.15%      01/16/2007    $        46,104
        683,501    AMERICAN EXPRESS BANK FSB+/-                                            5.04       01/26/2007            683,467
        430,903    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.11       06/15/2007            431,110
        972,740    AQUIFER FUNDING LIMITED++                                               5.03       06/07/2006            971,933
        371,468    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  4.98       11/10/2006            371,468
        297,174    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.06       04/25/2007            297,153
        230,161    ATOMIUM FUNDING CORPORATION++                                           4.87       06/07/2006            229,970
      2,092,463    ATOMIUM FUNDING CORPORATION                                             5.06       06/15/2006          2,088,383
        100,802    ATOMIUM FUNDING CORPORATION++                                           5.08       06/19/2006            100,550
      3,937,558    BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
                   (MATURITY VALUE $3,938,117)                                             5.11       06/01/2006          3,937,559
         78,751    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.18       06/19/2006             78,750
      1,485,871    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,486,082)                                             5.11       06/01/2006          1,485,871
         55,854    BETA FINANCE INCORPORATED SERIES MTN+/-++                               5.14       06/02/2006             55,854
      1,947,977    BHP BILLITON FINANCE USA LIMITED                                        5.05       06/12/2006          1,944,997
      5,041,408    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $5,042,123)                                             5.11       06/01/2006          5,041,408
        148,587    BUCKINGHAM CDO LLC++                                                    5.07       06/26/2006            148,069
        742,936    BUCKINGHAM CDO LLC                                                      5.06       07/24/2006            737,393
        594,348    CAIRN HIGH GRADE I LLC                                                  5.02       06/01/2006            594,348
        215,451    CAIRN HIGH GRADE I LLC++                                                4.97       06/09/2006            215,212
        653,783    CAIRN HIGH GRADE I LLC                                                  5.04       06/12/2006            652,783
        371,468    CAIRN HIGH GRADE I LLC++                                                5.04       06/14/2006            370,795
        326,892    CAIRN HIGH GRADE I LLC++                                                5.04       06/15/2006            326,254
        326,892    CAIRN HIGH GRADE I LLC                                                  5.09       06/27/2006            325,705
         10,401    CAIRN HIGH GRADE I LLC                                                  5.15       07/11/2006             10,343
         29,717    CC USA INCORPORATED+/-++                                                5.07       07/14/2006             29,718
        180,414    CEDAR SPRINGS CAPITAL COMPANY++                                         5.00       06/02/2006            180,389
        458,243    CEDAR SPRINGS CAPITAL COMPANY++                                         4.98       06/05/2006            457,986
        107,547    CEDAR SPRINGS CAPITAL COMPANY++                                         5.06       06/09/2006            107,428
         43,789    CEDAR SPRINGS CAPITAL COMPANY++                                         5.07       06/19/2006             43,679
        559,995    CEDAR SPRINGS CAPITAL COMPANY++                                         4.89       06/21/2006            558,438
        592,120    CEDAR SPRINGS CAPITAL COMPANY++                                         4.89       06/22/2006            590,391
        609,207    CEDAR SPRINGS CAPITAL COMPANY                                           5.09       06/23/2006            607,337
        101,752    CEDAR SPRINGS CAPITAL COMPANY                                           4.97       06/26/2006            101,397
        320,948    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                         5.05       06/13/2006            320,948
         40,861    CREDIT SUISSE FIRST BOSTON+/-                                           5.21       06/19/2006             40,861
        111,440    CULLINAN FINANCE CORPORATION++                                          5.07       06/02/2006            111,425
      1,499,972    DEER VALLEY FUNDING LLC++                                               5.04       06/26/2006          1,494,737
      1,150,005    DEER VALLEY FUNDING LLC                                                 5.08       06/27/2006          1,145,830
         48,291    DNB NOR BANK ASA                                                        5.08       07/05/2006             48,061
         18,573    EUREKA SECURITIZATION INCORPORATED++                                    5.06       06/23/2006             18,516
          5,587    FALCON ASSET SECURITIZATION CORPORATION                                 4.91       06/15/2006              5,576
      1,485,871    FCAR OWNER TRUST SERIES II                                              5.04       06/22/2006          1,481,532
         14,859    FCAR OWNER TRUST SERIES II                                              5.29       10/03/2006             14,597
        742,936    FIVE FINANCE INCORPORATED+/-++                                          5.12       01/25/2007            743,225

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        49,494    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.20%      08/15/2006    $        48,969
      1,485,871    FOX TROT CDO LIMITED                                                    5.06       06/26/2006          1,480,685
        237,739    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.16       06/16/2006            237,739
        178,453    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.06       09/18/2006            178,526
        406,980    GEORGE STREET FINANCE LLC++                                             5.03       06/08/2006            406,585
        757,794    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.16       06/30/2006            757,794
        371,468    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.21       08/16/2006            371,468
         24,145    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.34       08/18/2006             24,153
         13,299    GRAMPIAN FUNDING LIMITED                                                4.85       07/03/2006             13,239
        178,305    HARRIER FINANCE FUNDING LLC                                             5.04       06/29/2006            177,609
        108,469    HBOS TREASURY SERVICES PLC+/-++                                         4.98       06/30/2006            108,456
      1,248,132    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.22       06/06/2006          1,248,132
      2,228,807    JP MORGAN CHASE SECURITIZATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,229,123)                                             5.11       06/01/2006          2,228,807
         74,457    K2 USA LLC SERIES MTN+/-++                                              5.13       07/24/2006             74,464
        950,958    KAUPTHING BANK HF+/-++                                                  5.14       03/20/2007            949,740
         54,323    KLIO FUNDING CORPORATION++                                              5.06       06/22/2006             54,165
         26,924    KLIO FUNDING CORPORATION++                                              5.14       07/26/2006             26,715
        235,065    KLIO II FUNDING CORPORATION++                                           4.98       06/30/2006            234,115
         29,717    LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                    4.98       06/02/2006             29,717
      1,006,915    LEXINGTON PARKER CAPITAL CORPORATION++                                  5.07       06/02/2006          1,006,775
        742,936    LIQUID FUNDING LIMITED++                                                5.09       06/30/2006            739,934
        401,185    LIQUID FUNDING LIMITED+/-++                                             5.06       08/14/2006            401,185
        520,055    LIQUID FUNDING LIMITED+/-++                                             4.99       12/01/2006            520,055
         81,723    MERRILL LYNCH & COMPANY+/-                                              5.09       06/06/2006             81,723
      1,040,110    MORGAN STANLEY+/-                                                       5.13       10/10/2006          1,040,110
        742,936    MORGAN STANLEY+/-                                                       5.13       10/30/2006            742,936
        228,453    MORGAN STANLEY SERIES EXL+/-                                            5.11       08/13/2010            228,512
         22,288    NATIONWIDE BUILDING SOCIETY+/-++                                        5.20       07/21/2006             22,290
         38,439    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.57       06/15/2006             38,365
         31,723    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.06       06/19/2006             31,644
        124,367    NORTH SEA FUNDING LLC                                                   4.97       06/21/2006            124,022
        166,046    OLD LINE FUNDING CORPORATION++                                          5.02       06/15/2006            165,722
          9,480    PERRY GLOBAL FUNDING LLC                                                4.80       06/12/2006              9,465
         45,037    PERRY GLOBAL FUNDING LLC SERIES A                                       5.07       06/23/2006             44,899
         13,373    PERRY GLOBAL FUNDING LLC SERIES A++                                     5.17       08/10/2006             13,240
        682,832    RACERS TRUST 2004-6-MM+/-++                                             5.10       05/22/2006            682,962
         69,019    REGENCY MARKETS #1 LLC                                                  5.05       06/13/2006             68,904
        742,936    REGENCY MARKETS #1 LLC++                                                5.05       06/15/2006            741,487
        371,468    ROYAL BANK OF SCOTLAND PLC+/-++                                         5.22       11/24/2006            371,620
         47,028    ROYAL BANK OF SCOTLAND PLC+/-                                           5.22       11/24/2006             47,047
        371,468    SEDNA FINANCE INCORPORATED+/-++                                         4.83       12/08/2006            371,509
        297,174    SLM CORPORATION+/-++                                                    5.08       05/04/2007            297,150
        186,135    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.13       10/25/2006            186,189
         14,160    THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                       4.93       06/06/2006             14,150
        928,313    THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                         4.91       06/26/2006            925,073
        129,850    THUNDER BAY FUNDING INCORPORATED++                                      5.13       07/07/2006            129,196
         17,979    TICONDEROGA FUNDING LLC                                                 5.07       06/01/2006             17,979

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,783,045    TIERRA ALTA FUNDING I LIMITED                                           5.04%      06/15/2006    $     1,779,568
      1,485,871    TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                               5.26       07/11/2006          1,485,871
        285,570    TRAVELERS INSURANCE COMPANY+/-                                          5.15       02/09/2007            285,564
        742,936    UNICREDITO ITALIANO NEW YORK SERIES+/-                                  4.92       06/30/2006            742,712
        371,468    UNICREDITO ITALIANO SERIES LIB+/-++                                     5.09       03/09/2007            371,490
        371,468    VERSAILLES CDS LLC                                                      5.07       06/21/2006            370,435
        371,468    VERSAILLES CDS LLC                                                      5.02       06/26/2006            370,171
        227,338    VERSAILLES CDS LLC                                                      5.05       06/27/2006            226,513
         31,203    VERSAILLES CDS LLC++                                                    5.05       06/28/2006             31,086
        180,949    WHISTLEJACKET CAPITAL LIMITED                                           5.03       06/26/2006            180,318
         17,756    WHITE PINE FINANCE LLC                                                  5.14       08/04/2006             17,595
        386,326    WHITE PINE FINANCE LLC SERIES MTN1+/-++                                 5.07       06/12/2006            386,330
         10,461    YORKTOWN CAPITAL LLC                                                    5.16       07/06/2006             10,409

                                                                                                                         53,220,833
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $53,220,833)                                                               53,220,833
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 1.61%
      7,535,632    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            7,535,632
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $7,535,632)                                                                            7,535,632
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $515,272,875)*                               108.11%                                                          $   507,065,756
OTHER ASSETS AND LIABILITIES, NET                   (8.11)                                                              (38,047,618)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   469,018,138
                                                   ======                                                           ===============

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

(I)   ILLIQUID SECURITY.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $7,535,632.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $515,281,166 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                          $  3,696,960
       GROSS UNREALIZED DEPRECIATION                           (11,912,370)
                                                              ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)             $ (8,215,410)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.28%
$       359,204    SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1994-5 CLASS B2+/-      5.45%      04/25/2024    $       358,972

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $345,745)                                                                   358,972
                                                                                                                    ---------------

CORPORATE BONDS & NOTES - 67.41%

AMUSEMENT & RECREATION SERVICES - 1.21%
      1,500,000    CAESARS ENTERTAINMENT                                                   8.88       09/15/2008          1,586,250
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.65%
      2,000,000    GAP INCORPORATED                                                        9.55       12/15/2008          2,160,944
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 2.51%
      1,500,000    BEAZER HOMES USA                                                        8.63       05/15/2011          1,563,750
      1,750,000    STANDARD-PACIFIC CORPORATION                                            6.50       10/01/2008          1,728,125

                                                                                                                          3,291,875
                                                                                                                    ---------------

BUSINESS SERVICES - 2.89%
        725,000    BRICKMAN GROUP LIMITED SERIES B                                        11.75       12/15/2009            784,813
      1,500,000    NATIONSRENT INCORPORATED                                                9.50       10/15/2010          1,612,500
      1,500,000    SUNGARD DATA SYSTEMS INCORPORATED                                       3.75       01/15/2009          1,387,500

                                                                                                                          3,784,813
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.08%
      1,515,000    FMC CORPORATION SERIES MTNA                                             7.00       05/15/2008          1,541,161
      2,315,000    IMC GLOBAL INCORPORATED SERIES B                                       10.88       06/01/2008          2,488,625

                                                                                                                          4,029,786
                                                                                                                    ---------------

COMMUNICATIONS - 8.84%
      2,000,000    AIRGATE PCS INCORPORATED+/-                                             8.83       10/15/2011          2,060,000
      1,915,000    CSC HOLDINGS INCORPORATED                                               7.25       07/15/2008          1,929,362
      1,500,000    ECHOSTAR DBS CORPORATION                                                5.75       10/01/2008          1,475,625
      1,165,000    PANAMSAT CORPORATION                                                    6.38       01/15/2008          1,163,544
      2,000,000    PANAMSAT HOLDING CORPORATION^                                           9.90       11/01/2014          1,455,000
      2,000,000    QWEST CORPORATION+/-                                                    8.16       06/15/2013          2,157,500
      1,300,000    RURAL CELLULAR CORPORATION SERIES 144A++                                8.25       03/15/2012          1,339,000

                                                                                                                         11,580,031
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 5.59%
      1,750,000    CMS ENERGY CORPORATION<<                                                7.50       01/15/2009          1,771,875
      1,300,000    IPALCO ENTERPRISES INCORPORATED                                         8.38       11/14/2008          1,352,000
      2,490,000    SIERRA PACIFIC POWER COMPANY SERIES A                                   8.00       06/01/2008          2,570,900
      1,615,000    TXU ENERGY COMPANY LLC                                                  6.13       03/15/2008          1,623,384

                                                                                                                          7,318,159
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.12%
      1,440,000    CONSTELLATION BRANDS INCORPORATED SERIES B                              8.00       02/15/2008          1,470,600
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.35%
      1,750,000    JC PENNEY CORPORATION INCORPORATED                                      7.60       04/01/2007          1,774,159
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
HEALTH SERVICES - 5.24%
$     2,000,000    ALLIANCE IMAGING INCORPORATED                                          10.38%      04/15/2011    $     2,115,000
      1,500,000    EXTENDICARE HEALTH SERVICES INCORPORATED                                9.50       07/01/2010          1,567,500
      2,160,000    FRESENIUS MEDICAL CARE CAPITAL TRUST II                                 7.88       02/01/2008          2,203,200
      1,000,000    HCA INCORPORATED                                                        5.25       11/06/2008            979,340

                                                                                                                          6,865,040
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 5.57%
      1,500,000    BOYD GAMING CORPORATION                                                 8.75       04/15/2012          1,586,250
      2,000,000    CHUMASH CASINO & RESORT ENTERPRISE++                                    9.52       07/15/2010          2,087,500
      1,750,000    HANOVER EQUIPMENT TRUST SERIES B                                        8.75       09/01/2011          1,820,000
      1,750,000    MGM MIRAGE INCORPORATED                                                 9.75       06/01/2007          1,809,062

                                                                                                                          7,302,812
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.50%
      1,800,000    MANITOWOC COMPANY INCORPORATED                                         10.50       08/01/2012          1,962,000
                                                                                                                    ---------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.77%
      1,000,000    CORRECTIONS CORPORATION OF AMERICA                                      7.50       05/01/2011          1,010,000
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS - 1.78%
      2,300,000    BAUSCH & LOMB INCORPORATED                                              6.95       11/15/2007          2,336,057
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.11%
        750,000    JACUZZI BRANDS INCORPORATED                                             9.63       07/01/2010            802,500
      1,850,000    OWENS-BROCKWAY GLASS CONTAINERS                                         8.75       11/15/2012          1,956,375

                                                                                                                          2,758,875
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 2.51%
      1,300,000    JAFRA COSMETICS INTERNATIONAL INCORPORATED                             10.75       05/15/2011          1,405,625
      1,850,000    RITE AID CORPORATION                                                   12.50       09/15/2006          1,877,750

                                                                                                                          3,283,375
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 3.70%
      2,000,000    FORD MOTOR CREDIT COMPANY                                               4.95       01/15/2008          1,874,764
      1,000,000    GENERAL MOTORS ACCEPTANCE CORPORATION<<                                 7.75       01/19/2010            979,728
      2,000,000    RESIDENTIAL CAPITAL CORPORATION+/-++                                    6.90       04/17/2009          1,999,280

                                                                                                                          4,853,772
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 2.29%
      1,400,000    FOREST OIL CORPORATION                                                  8.00       06/15/2008          1,429,750
      1,500,000    PLAINS E&P COMPANY SERIES B                                             8.75       07/01/2012          1,567,500

                                                                                                                          2,997,250
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.40%
      1,750,000    PLAYTEX PRODUCTS INCORPORATED                                           8.00       03/01/2011          1,833,125
                                                                                                                    ---------------

PERSONAL SERVICES - 1.14%
      1,500,000    SERVICE CORPORATION INTERNATIONAL                                       6.50       03/15/2008          1,496,250
                                                                                                                    ---------------

PIPELINES, EXCEPT NATURAL GAS - 1.55%
      2,105,000    PLAINS ALL AMERICAN PIPELINE LIMITED PARTNERSHIP<<                      4.75       08/15/2009          2,034,630
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
PRIMARY METAL INDUSTRIES - 2.47%
$     1,500,000    EARLE M JORGENSEN COMPANY                                               9.75%      06/01/2012    $     1,605,000
      1,500,000    UNITED STATES STEEL CORPORATION                                        10.75       08/01/2008          1,627,500

                                                                                                                          3,232,500
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.79%
      1,750,000    DEX MEDIA EAST LLC/DEX MEDIA EAST FINANCE COMPANY                       9.88       11/15/2009          1,855,000
        450,000    DEX MEDIA WEST LLC/DEX MEDIA FINANCE COMPANY SERIES B                   9.88       08/15/2013            490,500

                                                                                                                          2,345,500
                                                                                                                    ---------------

REAL ESTATE - 0.60%
        780,000    HOST MARRIOTT LIMITED PARTNERSHIP SERIES M                              7.00       08/15/2012            781,950
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.99%
      1,250,000    CRESCENT REAL ESTATE                                                    9.25       04/15/2009          1,303,750
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.18%
      1,400,000    WESTERN FINANCIAL BANK                                                  9.63       05/15/2012          1,547,000
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.58%
      1,500,000    GENERAL MOTORS ACCEPTANCE CORPORATION+/-                                6.04       03/20/2007          1,481,037
      1,900,000    NAVISTAR INTERNATIONAL CORPORATION SERIES B                             9.38       06/01/2006          1,900,000

                                                                                                                          3,381,037
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $89,283,785)                                                                         88,321,540
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS - 5.17%
      2,050,000    BRITISH SKY BROADCASTING GROUP PLC                                      8.20       07/15/2009          2,187,424
      1,490,000    CROWN CORK & SEAL FINANCE PLC<<                                         7.00       12/15/2006          1,486,275
      1,000,000    NEW SKIES SATELLITES NV+/-                                             10.41       11/01/2011          1,032,500
      2,000,000    ROGERS WIRELESS INCORPORATED+/-                                         8.04       12/15/2010          2,062,500

TOTAL FOREIGN CORPORATE BONDS@ (COST $6,851,349)                                                                          6,768,699
                                                                                                                    ---------------

TERM LOANS - 25.39%
        753,864    ACCURIDE INTERNATIONAL INCORPORATED TERM LOAN+/-                        7.19       01/06/2012            758,108
        498,750    AMC ENTERTAINMENT TERM LOAN+/-                                          7.11       01/26/2013            501,503
      1,000,000    ANGIOTECH PHARMACEUTICAL TERM LOAN+/-                                   6.58       03/02/2013          1,000,000
      2,000,000    AVIS BUDGET CAR RENTAL LLC TERM LOAN B+/-                               6.35       04/17/2012          1,994,280
      2,000,000    CHARTER COMMUNICATIONS TERM LOAN B+/-                                   7.75       04/27/2013          2,007,500
      1,804,608    DAVITA INCORPORATED TERM LOAN B+/-                                      6.99       10/05/2012          1,802,587
      1,390,543    DEX MEDIA WEST LLC TERM LOAN B+/-                                       6.67       09/10/2010          1,388,110
      2,000,000    DIRECTV TERM LOAN+/-                                                    6.58       04/08/2013          2,005,840
      1,995,000    GEORGIA PACIFIC CORPORATION 1ST TERM LOAN B+/-                          6.88       12/20/2012          1,997,494
      1,810,000    GOODYEAR TIRE & RUBBER COMPANY TERM LOAN B+/-                           7.95       04/08/2010          1,823,122
        987,500    GRAHAM PACKAGING COMPANY LIMITED PARTNERSHIP TERM LOAN+/-               7.11       09/15/2011            993,425
        497,500    JOHNSONDIVERSEY TERM LOAN+/-                                            7.60       12/16/2011            500,878
        995,413    LIFEPOINT INCORPORATED TERM LOAN B+/-                                   6.91       04/15/2012            995,881
        869,381    MIDWEST GENERATION LLC TERM LOAN+/-                                     6.69       04/05/2011            878,509
      1,990,000    MUELLER GROUP TERM LOAN+/-                                              7.26       10/03/2012          2,003,432
      1,473,969    NALCO COMPANY TERM LOAN B+/-                                            6.64       11/01/2010          1,476,637
      1,898,734    NEIMAN MARCUS GROUP INCORPORATED TERM LOAN B+/-                         7.75       04/06/2013          1,913,829
      1,712,141    NEW PAGE CORPORATION TERM LOAN B+/-                                     7.96       04/07/2011          1,720,701
        985,000    NORTEK HOLDINGS INCORPORATED TERM LOAN+/-                               6.69       07/28/2011            989,186

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
TERM LOANS (CONTINUED)
$       886,892    POLYPORE INTERNATIONAL INCORPORATED TERM LOAN+/-                        7.98%      05/14/2010    $       893,544
      2,375,572    REGAL CINEMAS CORPORATION TERM LOAN B+/-                                6.73       10/19/2010          2,375,880
      1,500,000    REYNOLDS AMERICAN INCORPORATED TERM LOAN                                7.11       05/31/2012          1,507,500
        750,805    VISANT CORPORATION TERM LOAN B+/-                                       6.78       09/30/2011            753,155
        978,378    WARNER MUSIC GROUP TERM LOAN+/-                                         6.93       03/18/2010            981,744

TOTAL TERM LOANS (COST $33,159,575)                                                                                      33,262,845
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 4.49%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         17,427    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    17,427
          2,867    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            2,867

                                                                                                                             20,294
                                                                                                                    ---------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 4.48%
$        20,357    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.11       06/15/2007             20,367
         18,550    APRECO LLC++                                                            4.90       06/15/2006             18,514
         56,548    AQUINAS FUNDING LLC                                                     5.02       06/23/2006             56,375
         25,053    ATLANTIC ASSET SECURITIZATION CORPORATION++                             5.10       06/01/2006             25,053
         56,548    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.06       10/20/2006             56,548
         56,548    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.06       12/22/2006             56,548
         33,929    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.03       08/04/2006             33,930
        113,097    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                         5.02       11/03/2006            113,097
         56,548    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.06       04/25/2007             56,544
         27,510    ATOMIUM FUNDING CORPORATION                                             4.98       06/12/2006             27,467
        176,257    ATOMIUM FUNDING CORPORATION                                             5.05       06/15/2006            175,913
          6,786    BEAR STEARNS & COMPANY+/-                                               5.11       08/05/2006              6,786
         67,858    BEAR STEARNS & COMPANY+/-                                               5.12       10/04/2006             67,858
          7,847    BETA FINANCE INCORPORATED SERIES MTN+/-++                               5.14       06/02/2006              7,847
        465,303    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $465,369)                                               5.11       06/01/2006            465,303
         90,477    BUCKINGHAM CDO LLC++                                                    5.07       06/26/2006             90,161
        113,097    BUCKINGHAM CDO LLC                                                      5.06       07/24/2006            112,253
        113,097    CAIRN HIGH GRADE FUNDING I++                                            5.07       06/23/2006            112,749
         20,357    CAIRN HIGH GRADE FUNDING I++                                            5.07       06/26/2006             20,286
         56,548    CAIRN HIGH GRADE I LLC++                                                5.04       06/09/2006             56,485
        135,716    CC USA INCORPORATED+/-++                                                5.03       06/15/2006            135,715
         67,858    CC USA INCORPORATED+/-++                                                5.07       07/14/2006             67,859
         32,798    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.98       06/05/2006             32,780
         70,844    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.96       06/21/2006             70,647
        106,311    CEDAR SPRINGS CAPITAL COMPANY LLC                                       5.09       06/23/2006            105,984
         22,619    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.86       06/07/2006             22,601
         60,201    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.88       06/12/2006             60,109
         26,922    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     5.19       08/14/2006             26,639
          5,655    CHARTA LLC++                                                            5.05       06/16/2006              5,643
         45,239    CHEYNE FINANCE LLC++                                                    5.04       06/14/2006             45,157
          4,777    CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                              5.11       07/21/2006              4,744

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       169,645    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                         5.05%      06/13/2006    $       169,645
         79,168    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                        5.03       06/08/2006             79,091
         75,096    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.05       06/16/2006             74,939
        158,937    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                        5.07       06/26/2006            158,382
         56,548    CREDIT SUISSE FIRST BOSTON                                              5.03       06/16/2006             56,430
         56,548    CULLINAN FINANCE CORPORATION+/-++                                       5.13       11/15/2006             56,554
        226,193    DEER VALLEY FUNDING LLC++                                               5.05       06/26/2006            225,404
        224,832    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $224,863)                                               5.06       06/01/2006            224,832
          8,482    EUREKA SECURITIZATION INCORPORATED++                                    5.02       06/15/2006              8,466
        177,469    FAIRWAY FINANCE CORPORATION++                                           5.08       06/01/2006            177,469
        133,094    FCAR OWNER TRUST SERIES II                                              5.04       06/22/2006            132,706
         17,937    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.10       06/01/2006             17,937
         54,286    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.16       06/30/2006             54,286
          4,524    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                             5.17       05/15/2007              4,525
          7,917    HBOS TREASURY SERVICES PLC+/-++                                         5.12       01/12/2007              7,924
         36,191    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.22       06/06/2006             36,191
         10,461    K2 USA LLC SERIES MTN+/-++                                              5.13       07/24/2006             10,462
         33,929    KAUPTHING BANK HF+/-++                                                  5.14       03/20/2007             33,886
        124,671    KLIO II FUNDING CORPORATION++                                           5.07       06/27/2006            124,218
          9,048    KLIO II FUNDING CORPORATION++                                           4.94       06/30/2006              9,011
         86,928    KLIO III FUNDING CORPORATION++                                          5.07       06/26/2006             86,625
        108,727    KLIO III FUNDING CORPORATION                                            4.94       06/30/2006            108,287
          3,845    LEXINGTON PARKER CAPITAL CORPORATION                                    4.93       06/20/2006              3,835
          3,576    LIBERTY STREET FUNDING CORPORATION                                      5.01       06/15/2006              3,569
          4,524    LINKS FINANCE LLC SERIES MTN1+/-++                                      5.04       09/12/2006              4,524
         52,024    LIQUID FUNDING LIMITED+/-++                                             5.06       08/14/2006             52,024
         33,929    LIQUID FUNDING LIMITED+/-++                                             4.99       12/01/2006             33,929
         13,572    LIQUID FUNDING LIMITED SERIES MTN+/-++                                  5.09       02/20/2007             13,573
          5,904    MANE FUNDING CORPORATION                                                5.04       06/14/2006              5,893
         22,619    MBIA GLOBAL FUNDING LLC+/-++                                            5.08       02/20/2007             22,619
        113,662    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   5.28       10/27/2006            113,725
         67,858    MORGAN STANLEY+/-                                                       5.13       10/10/2006             67,858
          9,953    MORGAN STANLEY+/-                                                       5.22       11/09/2006              9,955
         13,504    MORGAN STANLEY+/-                                                       5.35       11/24/2006             13,514
         10,461    MORGAN STANLEY SERIES EXL+/-                                            5.11       08/13/2010             10,464
          2,262    NATIONWIDE BUILDING SOCIETY+/-++                                        5.20       07/21/2006              2,262
         31,083    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.09       06/01/2006             31,083
          4,266    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.02       06/15/2006              4,258
         10,084    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.89       06/26/2006             10,048
         68,939    NORTH SEA FUNDING LLC++                                                 5.06       06/26/2006             68,699
        113,097    NORTHERN ROCK PLC+/-++                                                  5.06       02/05/2007            113,095
          6,734    PERRY GLOBAL FUNDING LIMITED SERIES A++                                 5.06       06/15/2006              6,721
          9,150    RACERS TRUST 2004-6-MM+/-++                                             5.10       05/22/2006              9,151
        133,020    REGENCY MARKETS #1 LLC++                                                5.05       06/15/2006            132,760
          6,915    REGENCY MARKETS #1 LLC++                                                5.07       06/26/2006              6,891
         42,631    REGENCY MARKETS LLC++                                                   5.03       07/20/2006             42,336
          2,262    SCALDIS CAPITAL LIMITED                                                 4.89       06/15/2006              2,258
         45,239    SLM CORPORATION+/-++                                                    5.08       05/04/2007             45,235

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        11,310    SWEDISH NATIONAL HOUSING FINANCE (SBAB)                                 5.03%      07/18/2006    $        11,235
         21,941    TANGO FINANCE CORPORATION                                               5.02       06/15/2006             21,898
          9,048    TANGO FINANCE CORPORATION                                               4.91       06/21/2006              9,023
         26,155    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.13       10/25/2006             26,162
         68,376    THUNDER BAY FUNDING INCORPORATED++                                      4.98       06/16/2006             68,233
        114,994    TIERRA ALTA FUNDING I LIMITED                                           5.04       06/15/2006            114,770
         13,076    TRAVELERS INSURANCE COMPANY+/-                                          5.15       02/09/2007             13,076
         56,548    UNICREDITO ITALIANO+/-++                                                5.09       06/15/2007             56,535
         56,548    UNICREDITO ITALIANO SERIES LIB+/-++                                     5.09       03/09/2007             56,552
         85,953    US BANK NA SERIES BKNT+/-                                               5.13       07/28/2006             85,943
        165,524    VERSAILLES CDS LLC++                                                    5.08       06/01/2006            165,524
          4,524    VERSAILLES CDS LLC++                                                    5.05       06/13/2006              4,516
         56,548    VERSAILLES CDS LLC++                                                    4.96       06/20/2006             56,399
          2,262    VERSAILLES CDS LLC                                                      4.97       06/21/2006              2,256
         23,891    VERSAILLES CDS LLC++                                                    5.02       06/28/2006             23,801
         22,619    WHISTLEJACKET CAPITAL LIMITED+/-++                                      5.03       06/09/2006             22,619
         28,408    WHISTLEJACKET CAPITAL LIMITED++                                         5.04       06/15/2006             28,352
         36,542    WHISTLEJACKET CAPITAL LIMITED                                           5.00       06/26/2006             36,414
          6,949    WHITE PINE FINANCE LLC++                                                4.89       06/20/2006              6,930
         59,690    WHITE PINE FINANCE LLC++                                                4.89       06/22/2006             59,516
         56,548    WHITE PINE FINANCE LLC+/-++                                             5.03       07/17/2006             56,548
         54,286    WHITE PINE FINANCE LLC SERIES MTN1+/-++                                 5.07       06/12/2006             54,287
         41,443    YORKTOWN CAPITAL LLC                                                    5.04       06/15/2006             41,362

                                                                                                                          5,867,462
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $5,887,756)                                                                 5,887,756
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 2.66%
      3,485,405    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            3,485,405
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,485,405)                                                                            3,485,405
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $139,013,615)*                               105.40%                                                          $   138,085,217
OTHER ASSETS AND LIABILITIES, NET                   (5.40)                                                               (7,068,633)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   131,016,584
                                                   ======                                                           ===============

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,485,405.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $139,013,615 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                           $   381,640
       GROSS UNREALIZED DEPRECIATION                            (1,310,038)
                                                               -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)              $  (928,398)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INCOME FUNDS        PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
AGENCY SECURITIES - 6.86%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.15%
$       245,740    FHLMC #1B0128+/-                                                        6.18%      09/01/2031    $       246,472
        529,003    FHLMC #555243                                                           9.00       11/01/2016            565,442
      1,083,515    FHLMC #555427                                                           9.50       09/01/2020          1,216,083
        450,471    FHLMC #555490                                                           9.50       12/01/2016            479,215
      3,151,760    FHLMC #555519<<                                                         9.00       12/01/2016          3,384,597
        793,486    FHLMC #788792+/-                                                        6.26       01/01/2029            812,812
      1,604,331    FHLMC #789272+/-<<                                                      5.71       04/01/2032          1,630,640
        368,364    FHLMC #846990+/-                                                        6.22       10/01/2031            377,624
        965,371    FHLMC #884013                                                          10.50       05/01/2020          1,064,008
        718,238    FHLMC #A01734<<                                                         9.00       08/01/2018            770,578
        231,128    FHLMC #A01849                                                           9.50       05/01/2020            257,364
      1,646,418    FHLMC #C64637<<                                                         7.00       06/01/2031          1,690,417
      2,190,936    FHLMC #G01126<<                                                         9.50       12/01/2022          2,377,943
      1,145,203    FHLMC #G11150<<                                                         7.50       12/01/2011          1,169,006
        950,439    FHLMC #G11200<<                                                         8.00       01/01/2012            980,991
      1,138,536    FHLMC #G11229<<                                                         8.00       01/01/2013          1,171,076
        930,166    FHLMC #G11391                                                           7.50       06/01/2012            958,880
        499,204    FHLMC #G80118                                                          10.00       11/17/2021            552,828

                                                                                                                         19,705,976
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.36%
        730,812    FNMA #100001                                                            9.00       02/15/2020            798,424
        629,761    FNMA #100256                                                            9.00       10/15/2021            684,269
        702,420    FNMA #100259                                                            7.50       12/15/2009            714,139
        256,245    FNMA #190722                                                            9.50       03/01/2021            282,335
        814,609    FNMA #190909<<                                                          9.00       06/01/2024            895,152
      1,153,689    FNMA #252870<<                                                          7.00       11/01/2014          1,185,118
        593,428    FNMA #310010                                                            9.50       12/01/2020            667,643
         17,218    FNMA #323069                                                            9.00       11/01/2007             17,207
          4,129    FNMA #323498                                                            9.50       12/01/2009              4,178
      2,549,487    FNMA #323534<<                                                          9.00       12/01/2016          2,779,188
      1,528,991    FNMA #340181                                                            7.00       12/01/2010          1,550,558
        627,027    FNMA #344890                                                           10.25       09/01/2021            696,034
        312,206    FNMA #379046                                                            9.50       03/01/2010            317,331
        624,135    FNMA #392647                                                            9.00       10/01/2013            639,963
         49,388    FNMA #426817                                                           10.00       12/01/2009             51,645
        502,347    FNMA #458004                                                           10.00       03/20/2018            541,331
        540,735    FNMA #523850                                                           10.50       10/01/2014            575,474
      1,338,899    FNMA #535807<<                                                         10.50       04/01/2022          1,497,412
      1,817,986    FNMA #545117+/-                                                         6.10       12/01/2040          1,847,115
      1,528,378    FNMA #545131<<                                                          8.00       03/01/2013          1,555,547
        370,320    FNMA #545157                                                            8.50       11/01/2012            379,282
      2,048,036    FNMA #545325<<                                                          8.50       07/01/2017          2,173,934
        894,425    FNMA #545460<<+/-                                                       5.82       11/01/2031            912,488
        445,201    FNMA #591199+/-                                                         6.25       08/01/2031            445,460
      3,700,632    FNMA #598559<<                                                          6.50       08/01/2031          3,776,403
        181,049    FNMA #604060+/-                                                         6.01       09/01/2031            185,206

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$       808,313    FNMA #604689+/-                                                         6.22%      10/01/2031    $       818,946
        813,102    FNMA #635070<<+/-                                                       5.14       05/01/2032            814,890
        801,693    FNMA #646643<<+/-                                                       5.96       06/01/2032            821,759
        815,630    FNMA #660508                                                            7.00       05/01/2013            831,579
      1,781,344    FNMA #724657<<+/-                                                       7.47       07/01/2033          1,826,033
        440,490    FNMA #8243                                                             10.00       01/01/2010            464,451

                                                                                                                         30,750,494
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.35%
        197,523    GNMA #780253                                                            9.50       11/15/2017            215,053
        841,539    GNMA #780267                                                            9.00       11/15/2017            909,608
        698,942    GNMA #780664                                                           10.00       10/20/2017            772,887
      1,962,994    GNMA #781310<<                                                          8.00       01/15/2013          2,016,700
      2,105,408    GNMA #781311<<                                                          7.50       02/15/2013          2,157,526
      3,413,296    GNMA #781540<<                                                          7.00       05/15/2013          3,502,683
      2,685,117    GNMA #781614<<                                                          7.00       06/15/2033          2,796,304

                                                                                                                         12,370,761
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $61,270,659)                                                                               62,827,231
                                                                                                                    ---------------

ASSET BACKED SECURITIES - 22.91%
      8,700,000    AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                          5.76       10/25/2033          8,749,952
      3,715,734    ACCREDITED MORTGAGE LOAN TRUST SERIES 2004-3 CLASS 1A2+/-               3.44       10/25/2034          3,697,680
     20,193,908    AIRPLANES PASS THROUGH TRUST SERIES 1R CLASS B^^+/-                     5.65       03/15/2019          1,514,543
     10,000,000    BANK ONE ISSUANCE TRUST SERIES 2004-B1 CLASS B1+/-                      5.40       03/15/2012         10,060,561
     13,000,000    CAPITAL ONE MASTER TRUST SERIES 2001-5 CLASS A                          5.30       06/15/2009         13,001,576
         35,355    CAPITAL ONE PRIME AUTO RECEIVABLES TRUST SERIES 2004-3 CLASS A2         3.04       07/15/2007             35,321
      9,616,821    CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-                  5.73       03/25/2034          9,665,813
      7,400,000    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 2003-5
                   CLASS 2M1+/-                                                            5.68       05/25/2033          7,438,734
        195,466    CLYDESDALE CBO I LIMITED SERIES 1A CLASS A1+++/-                        5.71       03/25/2011            195,466
      7,688,002    COMMERCIAL MORTGAGE ASSET TRUST SERIES 1999-C1 CLASS A2                 6.59       01/17/2032          7,721,434
      5,644,801    CONTIMORTGAGE NET INTEREST MARGIN NOTES SERIES 1997-A CLASS A           7.23       07/16/2028              1,764
      3,952,253    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-             5.32       05/15/2028          3,954,455
      1,203,414    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-             5.37       02/15/2034          1,207,220
      5,222,630    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-            5.38       12/15/2033          5,238,234
      3,473,661    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-I CLASS 2A+/-            5.31       02/15/2036          3,476,375
      3,686,499    COUNTRYWIDE HOME LOANS SERIES 2001-HYB1 CLASS 1A1+/-                    5.79       06/19/2031          3,694,807
     16,078,845    DUKE FUNDING LIMITED SERIES 2000-1A CLASS A+++/-                        5.66       11/10/2030         16,078,845
     54,643,509    EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2++(C)                    0.83       09/29/2031          1,256,801
     69,288,600    EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2E++(C)                   0.83       09/29/2031          1,593,638
        417,833    EDUCAP INCORPORATED SERIES 1993-A CLASS A3+/-                           6.05       08/20/2008            418,055
      4,840,000    EPIC TRUST SERIES 1996-1 CLASS B^^++(A)                                 5.12       09/25/2009            484,000
      1,314,960    EPIC TRUST SERIES 1996-1 CLASS C+/-^^++(A)                             10.00       09/25/2009                131
      2,142,922    EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-                5.83       09/25/2033          2,147,996
      1,984,873    FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES
                   2000-FF1 CLASS M1+/-                                                    5.91       09/25/2030          1,985,721
      9,207,424    FLEET HOME EQUITY LOAN TRUST SERIES 2001-1 CLASS A+/-                   5.29       05/20/2031          9,208,702
      7,342,466    GS AUTO LOAN TRUST SERIES 2005-1 CLASS A2                               4.32       05/15/2008          7,314,428
      8,893,860    GSAA HOME EQUITY TRUST SERIES 2005-9 CLASS 2A1+/-                       5.20       08/25/2035          8,886,081
     12,000,000    HOME EQUITY ASSET TRUST SERIES 2003-6 CLASS M1+/-                       5.78       02/25/2034         12,065,266
      8,200,000    HOME EQUITY ASSET TRUST SERIES 2003-7 CLASS M1+/-                       5.73       03/25/2034          8,226,875

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--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
ASSET BACKED SECURITIES (CONTINUED)
$     9,073,169    MORGAN STANLEY ABS CAPITAL I SERIES 2003-NC10 CLASS M1+/-               5.76%      10/25/2033    $     9,125,195
      1,742,393    OAKWOOD MORTGAGE INVESTORS INCORPORATED SERIES 1996-C CLASS A5          7.35       04/15/2027          1,744,646
      1,260,546    PROVIDENT CBO I LIMITED SERIES 1A CLASS A1+++/-                         5.67       12/09/2010          1,260,546
      1,049,502    RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2001-KS1
                   CLASS AII+/-                                                            5.32       03/25/2032          1,049,788
      9,125,000    RESIDENTIAL ASSET SECURITIES CORPORATION SERIES 2003-KS8
                   CLASS MII1+/-                                                           5.71       10/25/2033          9,149,203
      4,667,613    SOUTH STREET CBO LIMITED SERIES 2000-1 CLASS A2L+++/-                   5.03       05/30/2012          4,673,447
     11,000,000    STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC10 CLASS M1+/-     5.83       10/25/2033         11,044,022
     15,000,000    STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3 CLASS M1+/-      6.03       04/25/2033         15,016,291
      1,560,308    TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                     5.56       12/25/2034          1,563,304
      6,000,000    WILLIAM STREET FUNDING CORPORATION CLASS 2005-1 CLASS A+++/-            5.36       01/23/2011          5,998,520

TOTAL ASSET BACKED SECURITIES (COST $241,697,212)                                                                       209,945,436
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 28.91%
         87,500    ASSET SECURITIZATION CORPORATION SERIES 1995-D1 CLASS A1                7.59       07/11/2027             87,782
        686,196    ASSET SECURITIZATION CORPORATION SERIES 1995-MD4 CLASS A1               7.10       08/13/2029            692,717
      7,963,951    BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2004-9 CLASS 3A2          5.50       10/25/2034          7,923,321
     37,285,294    BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2001-PB1
                   CLASS XP+/-(C)++                                                        1.53       05/11/2035          2,177,167
      5,016,201    BANC OF AMERICA LARGE LOAN SERIES 2003-BBA2 CLASS F+++/-                5.98       11/15/2015          5,032,029
      5,272,123    CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-          5.25       12/25/2035          5,208,454
        587,266    CITICORP MORTGAGE SECURITIES INCORPORATED SERIES 1992-7 CLASS A+/-      6.23       03/25/2022            585,786
        536,277    COLLATERALIZED MORTGAGE OBLIGATION TRUST SERIES 66 CLASS Z              8.00       09/20/2021            535,429
     49,697,649    COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2004-J9 CLASS 1AIO+/-(C)      1.40       03/25/2007            360,984
      1,705,607    COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES J8 CLASS 4A1                  6.00       02/25/2017          1,699,093
      1,164,523    COUNTRYWIDE HOME LOAN MORTGAGE PASS-THROUGH TRUST SERIES 2001-HYB1
                   CLASS 2A1+/-                                                            5.79       06/19/2031          1,162,475
      1,482,693    COUNTRYWIDE HOME LOAN MORTGAGE PASS-THROUGH TRUST SERIES 2004-20
                   CLASS 3A1+/-                                                            6.84       09/25/2034          1,519,751
      6,377,588    COUNTRYWIDE HOME LOANS SERIES 2006-HYB1 CLASS 2A2A+/-                   5.62       03/20/2036          6,345,622
     81,000,000    CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CF2
                   CLASS ACP+/-(C)++                                                       1.17       02/15/2034          1,637,383
    115,383,000    CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CK1
                   CLASS ACP+/-(C)++                                                       1.03       12/18/2035          1,962,157
    100,000,000    CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CK6
                   CLASS ACP+/-(C)                                                         0.93       08/15/2036          2,165,260
     90,200,000    CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2001-CKN5
                   CLASS ACP+/-(C)++                                                       1.94       09/15/2034          3,926,532
      1,987,912    DLJ COMMERCIAL MORTGAGE CORPORATION SERIES 2000-CF1 CLASS A1A           7.45       06/10/2033          1,990,981
        785,971    DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1990-2 CLASS A+/-            5.64       01/25/2022            782,890
        124,408    DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1991-3 CLASS A1+/-           5.59       02/20/2021            123,985
        746,738    FANNIE MAE SERIES 1988-5 CLASS Z                                        9.20       03/25/2018            780,649
     10,524,827    FHLMC SERIES 3049 CLASS G<<                                             5.50       05/15/2034         10,507,100
      2,326,552    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6           9.50       02/25/2042          2,464,926
      1,877,605    FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A2                              9.50       06/25/2030          1,977,552
      5,144,120    FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A3                             9.50       12/25/2041          5,460,822
      4,258,400    FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A3                             9.50       08/25/2041          4,519,642
      9,446,391    FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A3+/-                           5.81       07/25/2041          9,504,597
      5,113,545    FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                              9.50       11/25/2031          5,379,601
        485,073    FNMA SERIES 1988-4 CLASS Z                                              9.25       03/25/2018            514,674
        278,521    FNMA SERIES 1988-9 CLASS Z                                              9.45       04/25/2018            297,186
        938,498    FNMA SERIES 1989-30 CLASS Z                                             9.50       06/25/2019          1,000,242
        216,197    FNMA SERIES 1989-49 CLASS E                                             9.30       08/25/2019            228,049
        210,065    FNMA SERIES 1990-111 CLASS Z                                            8.75       09/25/2020            217,686
        480,372    FNMA SERIES 1990-119 CLASS J                                            9.00       10/25/2020            508,816
        239,909    FNMA SERIES 1990-124 CLASS Z                                            9.00       10/25/2020            257,521
      1,037,850    FNMA SERIES 1990-21 CLASS Z                                             9.00       03/25/2020          1,110,808

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$       514,810    FNMA SERIES 1990-27 CLASS Z                                             9.00%      03/25/2020    $       553,679
        296,110    FNMA SERIES 1990-30 CLASS D                                             9.75       03/25/2020            324,768
      1,387,574    FNMA SERIES 1991-132 CLASS Z                                            8.00       10/25/2021          1,457,030
        494,497    FNMA SERIES 1992-71 CLASS X                                             8.25       05/25/2022            522,034
      2,828,447    FNMA SERIES G-22 CLASS ZT                                               8.00       12/25/2016          2,961,570
      3,762,568    FNMA WHOLE LOAN SERIES 2002-W4 CLASS A6+/-                              5.47       05/25/2042          3,814,146
        231,969    FNMA WHOLE LOAN SERIES 2003-W10 CLASS 3A2A                              2.20       07/25/2037            231,011
        908,262    FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                             6.97       06/25/2033            914,376
     11,586,821    FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                              5.36       08/25/2042         11,754,181
    140,073,600    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-1
                   CLASS X2+/-(C)++                                                        0.95       05/15/2033          2,414,589
    181,365,889    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-2
                   CLASS X2+/-(C)++                                                        1.01       08/11/2033          4,394,459
    131,400,000    GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2001-C2
                   CLASS X2+/-(C)++                                                        0.71       04/15/2034          2,095,423
      7,954,511    GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                  5.48       06/25/2034          7,994,590
      6,788,251    GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++                  5.37       06/25/2034          6,926,287
      5,712,861    GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP1 CLASS 1AF1+/-++               5.43       01/25/2036          5,712,835
      5,134,030    GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-                      5.22       04/25/2032          5,150,033
        433,014    HOUSING SECURITIES INCORPORATED SERIES 1992-8 CLASS E+/-                1.54       06/25/2024            431,676
    358,442,904    INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR14 CLASS AX1+/-(C)      0.80       01/25/2035          3,472,416
    195,820,981    INDYMAC INDEX MORTGAGE LOAN TRUST SERIES 2004-AR8 CLASS AX1+/-(C)       0.80       11/25/2034          1,805,225
    248,861,000    JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
                   SERIES 2001-CIB2 CLASS X2+/-(C)++                                       1.00       04/15/2035          4,849,704
      5,998,890    JP MORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A1+/-                    4.91       04/25/2035          5,919,854
      6,249,128    JP MORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                   5.14       06/25/2035          6,142,830
      5,575,098    JP MORGAN MORTGAGE TRUST SERIES 2005-A5 CLASS 3A1+/-                    5.37       08/25/2035          5,523,561
      5,618,905    JP MORGAN RESIDENTIAL MORTGAGE ACCEPTANCE SERIES 2006-R1
                   CLASS 1A1+++/                                                           4.96       09/28/2044          5,533,947
      3,169,589    MLCC SERIES 1996-C CLASS B+/-                                           6.00       09/15/2021          2,597,082
          2,396    MORGAN STANLEY MORTGAGE TRUST SERIES 35 CLASS 2+/-(I)                   8.17       04/20/2021              2,784
      2,822,061    NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2005-AP2 CLASS A1+/-         5.20       05/25/2035          2,822,929
      8,083,249    OPTEUM MORTGAGE ACCEPTANCE CORPORATION SERIES 2005-5 CLASS 2A1A+/-      5.47       12/25/2035          8,037,052
         69,713    PRUDENTIAL HOME MORTGAGE SECURITIES SERIES 1988-1 CLASS A+/-            6.73       04/25/2018             69,578
        126,912    RESECURITIZATION MORTGAGE TRUST SERIES 1998-B CLASS A+/-++              5.33       04/26/2021            124,374
     12,020,759    RESIDENTIAL FINANCE LIMITED PARTNERSHIP SERIES 2003-C CLASS B3+/-++     6.48       09/10/2035         12,489,594
      7,693,286    RESIDENTIAL FINANCE LIMITED PARTNERSHIP SERIES 2003-C CLASS B4+/-++     6.68       09/10/2035          7,963,750
      2,652,172    SACO I TRUST SERIES 2005-2 CLASS A+/-++                                 5.28       04/25/2035          2,651,734
      1,445,682    SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1990-2 CLASS A+/-       6.25       11/25/2020          1,440,312
      2,429,688    SEQUOIA MORTGAGE TRUST SERIES 8 CLASS 3A+/-                             6.24       08/20/2032          2,428,928
      9,896,329    STRUCTURED ASSET MORTGAGE INVESTMENTS INCORPORATED SERIES
                   2001-4 CLASS A1                                                         9.22       10/25/2024         10,432,160
      1,790,993    STRUCTURED ASSET MORTGAGE INVESTMENTS INCORPORATED SERIES 2001-4
                   CLASS A2                                                                9.65       10/25/2024          1,827,931
        644,691    STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-2 CLASS A+/-        5.60       02/25/2028            647,219
      5,623,551    STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF1 CLASS A+/-++    8.74       04/15/2027          5,667,404
      7,360,213    STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-RF2 CLASS A+/-++    8.52       07/15/2027          7,421,531
        559,184    STRUCTURED ASSET SECURITIES CORPORATION SERIES 2002-8A CLASS 3A+/-      5.67       05/25/2032            560,693
      2,432,837    WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR10 CLASS A6+/-             4.82       10/25/2032          2,409,788
      2,565,999    WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR15 CLASS A5+/-             4.38       12/25/2032          2,520,284
      6,952,000    WASHINGTON MUTUAL INCORPORATED SERIES 2003-AR7 CLASS A5+/-              3.07       08/25/2033          6,820,836
        850,029    WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M2+/-                  6.61       08/25/2032            846,726
        749,377    WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M3+/-                  6.61       08/25/2032            746,465
      2,806,131    WILSHIRE FUNDING CORPORATION SERIES 1998-WFC2 CLASS M1+/-               6.54       12/28/2037          2,806,131

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $264,819,908)                                                           264,885,178
                                                                                                                    ---------------

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--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
CORPORATE BONDS & NOTES - 32.14%

AMUSEMENT & RECREATION SERVICES - 0.57%
$     1,920,000    CAESARS ENTERTAINMENT INCORPORATED                                      8.50%      11/15/2006    $     1,943,793
      3,300,000    SAN MANUEL ENTERTAINMENT AUTHORITY SERIES 04-B+++/-                     5.78       12/01/2010          3,300,000

                                                                                                                          5,243,793
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.43%
      2,405,000    DR HORTON INCORPORATED<<                                                7.50       12/01/2007          2,457,008
      1,445,000    K HOVNANIAN ENTERPRISES                                                10.50       10/01/2007          1,524,475

                                                                                                                          3,981,483
                                                                                                                    ---------------

BUSINESS SERVICES - 0.50%
      4,535,000    CENDANT CORPORATION                                                     6.88       08/15/2006          4,545,009
                                                                                                                    ---------------

COMMUNICATIONS - 5.81%
      2,750,000    AIRGATE PCS INCORPORATED+/-                                             8.83       10/15/2011          2,832,500
      2,890,000    ALLTEL CORPORATION                                                      4.66       05/17/2007          2,867,880
         15,000    CITIZENS COMMUNICATIONS COMPANY                                         7.60       06/01/2006             15,000
     10,020,000    CLEAR CHANNEL COMMUNICATIONS                                            3.13       02/01/2007          9,845,311
      3,850,000    COX COMMUNICATIONS INCORPORATED                                         7.75       08/15/2006          3,863,267
      2,000,000    COX COMMUNICATIONS INCORPORATED+/-                                      5.45       12/14/2007          2,010,698
        120,000    LENFEST COMMUNICATIONS INCORPORATED                                    10.50       06/15/2006            120,135
      1,155,000    LIBERTY MEDIA CORPORATION+/-                                            6.41       09/17/2006          1,158,280
      3,860,000    NEXTEL PARTNERS INCORPORATED                                            8.13       07/01/2011          4,053,000
      2,250,000    QWEST CORPORATION+/-                                                    8.16       06/15/2013          2,427,188
      5,000,000    SBC COMMUNICATIONS INCORPORATED+/-                                      5.38       11/14/2008          5,011,200
      2,000,000    SPRINT CAPITAL CORPORATION                                              6.13       11/15/2008          2,023,596
      7,100,000    UNIVISION COMMUNICATIONS INCORPORATED                                   2.88       10/15/2006          7,028,084
      3,500,000    VERIZON GLOBAL FUNDING CORPORATION SERIES MTN                           7.60       03/15/2007          3,554,281
      6,455,000    VERIZON WIRELESS CAPITAL LLC                                            5.38       12/15/2006          6,451,166

                                                                                                                         53,261,586
                                                                                                                    ---------------

COMPUTER HARDWARE - 0.56%
      5,300,000    IBM CORPORATION SERIES MTN                                              3.80       02/01/2008          5,166,021
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 5.67%
      5,000,000    ALLFIRST PREFERRED CAPITAL TRUST+/-                                     6.57       07/15/2029          5,082,655
      7,500,000    CENTRAL FIDELITY CAPITAL I SERIES A+/-                                  6.07       04/15/2027          7,498,545
      9,500,000    FIRST MARYLAND CAPITAL I+/-                                             6.07       01/15/2027          9,509,148
      2,000,000    HUNTINGTON CAPITAL TRUST I+/-                                           5.83       02/01/2027          1,921,188
     12,305,000    NTC CAPITAL TRUST II SERIES B+/-                                        5.66       04/15/2027         11,968,520
        820,000    NTC CAPITAL TRUST SERIES A+/-                                           5.59       01/15/2027            791,916
      5,000,000    STAR BANC CAPITAL TRUST I+/-                                            5.68       06/15/2027          4,943,400
      4,500,000    SUNTRUST CAPITAL III+/-                                                 5.56       03/15/2028          4,407,282
      6,000,000    WACHOVIA BANK NATIONAL SERIES BKNT                                      4.38       08/15/2008          5,862,126

                                                                                                                         51,984,780
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.20%
      4,800,000    ENTERGY GULF STATES INCORPORATED+/-                                     5.22       12/01/2009          4,749,634
      2,890,000    ENTERGY GULF STATES INCORPORATED                                        5.12       08/01/2010          2,768,964
      2,700,000    IPALCO ENTERPRISES INCORPORATED                                         8.38       11/14/2008          2,808,000

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
$     5,000,000    PSEG FUNDING TRUST                                                      5.38%      11/16/2007    $     4,975,435
      3,855,000    TXU CORPORATION SERIES J                                                6.38       06/15/2006          3,855,921
      1,000,000    VIRGINIA ELECTRIC & POWER SERIES A                                      5.38       02/01/2007            997,939

                                                                                                                         20,155,893
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 0.55%
      5,000,000    DOMINION RESOURCES INCORPORATED SERIES D+/-                             5.26       09/28/2007          5,004,780
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.87%
      6,000,000    GENERAL MILLS INCORPORATED                                              5.13       02/15/2007          5,987,166
      2,000,000    KRAFT FOODS INCORPORATED                                                5.25       06/01/2007          1,990,720

                                                                                                                          7,977,886
                                                                                                                    ---------------

HEALTH SERVICES - 1.07%
      4,815,000    CAREMARK RX INCORPORATED                                                7.38       10/01/2006          4,841,690
      5,000,000    HCA INCORPORATED                                                        7.13       06/01/2006          5,000,000

                                                                                                                          9,841,690
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.71%
        950,000    MARTIN LUTHER KING FOUNDATION INCORPORATED SERIES 1998+/-               5.70       12/01/2028            950,000
      5,500,000    MORGAN STANLEY                                                          5.80       04/01/2007          5,516,093

                                                                                                                          6,466,093
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.64%
      1,925,000    CAESARS ENTERTAINMENT INCORPORATED                                      9.38       02/15/2007          1,965,906
      3,855,000    MGM MIRAGE INCORPORATED                                                 7.25       10/15/2006          3,869,456

                                                                                                                          5,835,362
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.71%
      6,550,000    JOHN DEERE CAPITAL CORPORATION                                          3.88       03/07/2007          6,476,306
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.41%
      9,000,000    HSB CAPITAL I SERIES B+/-                                               5.98       07/15/2027          8,977,041
      4,000,000    PRUDENTIAL FINANCIAL INCORPORATED+/-                                    4.10       11/15/2006          3,978,972

                                                                                                                         12,956,013
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 3.49%
      4,975,000    FORD MOTOR CREDIT COMPANY                                               6.50       01/25/2007          4,972,159
     15,835,000    GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                        5.38       03/15/2007         15,840,447
      6,275,000    HSBC FINANCE CORPORATION                                                5.84       02/15/2008          6,306,457
      4,825,000    RESIDENTIAL CAPITAL CORPORATION+/-                                      6.49       11/21/2008          4,841,202

                                                                                                                         31,960,265
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.18%
      5,000,000    DEVON ENERGY CORPORATION                                                2.75       08/01/2006          4,977,365
      5,850,000    MARATHON OIL CORPORATION                                                5.38       06/01/2007          5,844,203

                                                                                                                         10,821,568
                                                                                                                    ---------------

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--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
PAPER & ALLIED PRODUCTS - 0.11%
$     1,000,000    INTERNATIONAL PAPER COMPANY                                             6.50%      11/15/2007    $     1,010,770
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.75%
      1,930,000    E W SCRIPPS COMPANY                                                     3.75       02/15/2008          1,874,209
      5,000,000    GANNETT COMPANY+/-                                                      5.41       05/26/2009          5,001,390

                                                                                                                          6,875,599
                                                                                                                    ---------------

REAL ESTATE - 0.84%
      3,000,000    EOP OPERATING LIMITED PARTNERSHIP<<                                     6.75       02/15/2008          3,044,544
      4,600,000    HIGHWOODS REALTY LIMITED PARTNERSHIP                                    7.00       12/01/2006          4,621,266

                                                                                                                          7,665,810
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.64%
      5,000,000    BRANDYWINE OPER PARTNERS+/-                                             5.41       04/01/2009          5,000,185
      5,000,000    HRPT PROPERTIES TRUST+/-                                                5.52       03/16/2011          5,003,715
      5,000,000    ISTAR FINANCIAL INCORPORATED+/-                                         5.47       03/16/2009          5,032,120

                                                                                                                         15,036,020
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.93%
      7,705,000    DAIMLERCHRYSLER NA HOLDING CORPORATION+/-                               5.10       03/07/2007          7,709,554
      3,900,000    JOHNSON CONTROLS INCORPORATED+/-                                        5.30       01/17/2008          3,905,756
      6,000,000    RAYTHEON COMPANY                                                        6.75       08/15/2007          6,085,314

                                                                                                                         17,700,624
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.50%
      4,500,000    SAFEWAY INCORPORATED                                                    7.00       09/15/2007          4,573,836
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $295,854,063)                                                                       294,541,187
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS - 3.43%
      5,000,000    AMERICA MOVIL SA DE CV+/-                                               5.74       04/27/2007          5,010,000
      6,000,000    DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV<<                             3.88       07/22/2008          5,805,006
      1,235,000    PEMEX FINANCE LIMITED                                                   9.69       08/15/2009          1,319,980
      9,000,000    REGIONAL DIVERSIFIED FUNDING+++/-                                       6.42       01/25/2036          9,000,000
      2,000,000    TELECOM ITALIA CAPITAL+/-                                               5.63       02/01/2011          2,010,760
      8,095,000    TELUS CORPORATION                                                       7.50       06/01/2007          8,238,015

TOTAL FOREIGN CORPORATE BONDS@ (COST $31,607,130)                                                                        31,383,761
                                                                                                                    ---------------

MUNICIPAL BONDS & NOTES - 1.33%

ILLINOIS - 0.31%
      3,250,000    PROSPECT HEIGHTS IL (PROPERTY TAX REVENUE)^SS.                          5.92       12/01/2008          2,814,760
                                                                                                                    ---------------

LOUISIANA - 0.13%
      1,174,362    TOBACCO SETTLEMENT FINANCING CORPORATION LA SERIES 2001A
                   (OTHER REVENUE LOC)SS.                                                  6.36       05/15/2025          1,167,680
                                                                                                                    ---------------

MASSACHUSETTS - 0.55%
      5,000,000    BOSTON UNIVERSITY MASSACHUSETTS (COLLEGE & UNIVERSITY REVENUE,
                   GENERAL OBLIGATION OF INSTITUTION)+/-SS.                                5.30       10/01/2019          5,000,000
                                                                                                                    ---------------

NEW JERSEY - 0.34%
      3,195,000    BAYONNE NJ REDEVELOPMENT AGENCY SERIES B (OTHER REVENUE LOC)            5.43       04/13/2007          3,161,868
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $12,620,537)                                                                         12,144,308
                                                                                                                    ---------------

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--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
US TREASURY SECURITIES - 0.04%

US TREASURY BILLS - 0.04%
$       400,000    US TREASURY BILL^#                                                      4.66%      07/27/2006    $       397,094
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $397,102)                                                                                397,094
                                                                                                                    ---------------

TERM LOANS - 0.44%
      2,000,000    AVIS BUDGET CAR RENTAL LLC TERM LOAN B+/-                               6.35       04/17/2012          1,994,280
                                                                                                                    ---------------
      2,000,000    REYNOLDS AMERICAN INCORPORATED TERM LOAN                                7.11       05/31/2012          2,010,000
                                                                                                                    ---------------

TOTAL TERM LOANS (COST $4,007,500)                                                                                        4,004,280
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.43%

COLLATERAL INVESTED IN OTHER ASSETS - 6.43%
         50,966    ABBEY NATIONAL TREASURY SERVICE+/-++                                    5.15       01/16/2007             51,012
        756,264    AMERICAN EXPRESS BANK FSB+/-                                            5.04       01/26/2007            756,227
        476,775    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.11       06/15/2007            477,004
      1,076,296    AQUIFER FUNDING LIMITED++                                               5.03       06/07/2006          1,075,403
        411,013    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  4.98       11/10/2006            411,013
        328,811    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.06       04/25/2007            328,788
        254,664    ATOMIUM FUNDING CORPORATION++                                           4.87       06/07/2006            254,452
      2,315,221    ATOMIUM FUNDING CORPORATION                                             5.06       06/15/2006          2,310,707
        111,533    ATOMIUM FUNDING CORPORATION++                                           5.08       06/19/2006            111,254
      4,356,741    BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
                   (MATURITY VALUE $4,357,359)                                             5.11       06/01/2006          4,356,741
         87,135    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.18       06/19/2006             87,133
      1,644,053    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEM
                   (MATURITY VALUE $1,644,287)                                             5.11       06/01/2006          1,644,053
         61,800    BETA FINANCE INCORPORATED SERIES MTN+/-++                               5.14       06/02/2006             61,800
      2,155,354    BHP BILLITON FINANCE USA LIMITED                                        5.05       06/12/2006          2,152,056
      5,578,103    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $5,578,895)                                             5.11       06/01/2006          5,578,103
        164,405    BUCKINGHAM CDO LLC++                                                    5.07       06/26/2006            163,832
        822,027    BUCKINGHAM CDO LLC                                                      5.06       07/24/2006            815,894
        657,621    CAIRN HIGH GRADE I LLC                                                  5.02       06/01/2006            657,621
        238,388    CAIRN HIGH GRADE I LLC++                                                4.97       06/09/2006            238,123
        723,383    CAIRN HIGH GRADE I LLC                                                  5.04       06/12/2006            722,277
        411,013    CAIRN HIGH GRADE I LLC++                                                5.04       06/14/2006            410,269
        361,692    CAIRN HIGH GRADE I LLC++                                                5.04       06/15/2006            360,986
        361,692    CAIRN HIGH GRADE I LLC                                                  5.09       06/27/2006            360,379
         11,508    CAIRN HIGH GRADE I LLC                                                  5.15       07/11/2006             11,444
         32,881    CC USA INCORPORATED+/-++                                                5.07       07/14/2006             32,881
        199,621    CEDAR SPRINGS CAPITAL COMPANY++                                         5.00       06/02/2006            199,593
        507,026    CEDAR SPRINGS CAPITAL COMPANY++                                         4.98       06/05/2006            506,742
        118,997    CEDAR SPRINGS CAPITAL COMPANY++                                         5.06       06/09/2006            118,864
         48,450    CEDAR SPRINGS CAPITAL COMPANY++                                         5.07       06/19/2006             48,329
        619,611    CEDAR SPRINGS CAPITAL COMPANY++                                         4.89       06/21/2006            617,888
        655,155    CEDAR SPRINGS CAPITAL COMPANY++                                         4.89       06/22/2006            653,242
        674,062    CEDAR SPRINGS CAPITAL COMPANY                                           5.09       06/23/2006            671,992
        112,585    CEDAR SPRINGS CAPITAL COMPANY                                           4.97       06/26/2006            112,192
        355,115    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++                         5.05       06/13/2006            355,115
         45,211    CREDIT SUISSE FIRST BOSTON+/-                                           5.21       06/19/2006             45,211
        123,304    CULLINAN FINANCE CORPORATION++                                          5.07       06/02/2006            123,287
      1,659,655    DEER VALLEY FUNDING LLC++                                               5.04       06/26/2006          1,653,863

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--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,272,431    DEER VALLEY FUNDING LLC                                                 5.08%      06/27/2006    $     1,267,812
         53,432    DNB NOR BANK ASA                                                        5.08       07/05/2006             53,177
         20,551    EUREKA SECURITIZATION INCORPORATED++                                    5.06       06/23/2006             20,488
          6,182    FALCON ASSET SECURITIZATION CORPORATION                                 4.91       06/15/2006              6,170
      1,644,053    FCAR OWNER TRUST SERIES II                                              5.04       06/22/2006          1,639,252
         16,441    FCAR OWNER TRUST SERIES II                                              5.29       10/03/2006             16,151
        822,027    FIVE FINANCE INCORPORATED+/-++                                          5.12       01/25/2007            822,347
         54,763    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.20       08/15/2006             54,182
      1,644,053    FOX TROT CDO LIMITED                                                    5.06       06/26/2006          1,638,315
        263,049    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.16       06/16/2006            263,049
        197,451    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.06       09/18/2006            197,532
        450,306    GEORGE STREET FINANCE LLC++                                             5.03       06/08/2006            449,869
        838,467    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.16       06/30/2006            838,467
        411,013    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.21       08/16/2006            411,013
         26,716    GOLDMAN SACHS GROUP INCORPORATED+/-                                     5.34       08/18/2006             26,724
         14,714    GRAMPIAN FUNDING LIMITED                                                4.85       07/03/2006             14,648
        197,286    HARRIER FINANCE FUNDING LLC                                             5.04       06/29/2006            196,517
        120,016    HBOS TREASURY SERVICES PLC+/-++                                         4.98       06/30/2006            120,001
      1,381,005    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.22       06/06/2006          1,381,005
      2,466,080    JP MORGAN CHASE REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,466,430)                                             5.11       06/01/2006          2,466,080
         82,384    K2 USA LLC SERIES MTN+/-++                                              5.13       07/24/2006             82,392
      1,052,194    KAUPTHING BANK HF+/-++                                                  5.14       03/20/2007          1,050,847
         60,107    KLIO FUNDING CORPORATION++                                              5.06       06/22/2006             59,931
         29,790    KLIO FUNDING CORPORATION++                                              5.14       07/26/2006             29,559
        260,089    KLIO II FUNDING CORPORATION++                                           4.98       06/30/2006            259,038
         32,881    LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG+/-                    4.98       06/02/2006             32,881
      1,114,109    LEXINGTON PARKER CAPITAL CORPORATION++                                  5.07       06/02/2006          1,113,953
        822,027    LIQUID FUNDING LIMITED++                                                5.09       06/30/2006            818,706
        443,894    LIQUID FUNDING LIMITED+/-++                                             5.06       08/14/2006            443,894
        575,419    LIQUID FUNDING LIMITED+/-++                                             4.99       12/01/2006            575,419
         90,423    MERRILL LYNCH & COMPANY+/-                                              5.09       06/06/2006             90,423
      1,150,837    MORGAN STANLEY+/-                                                       5.13       10/10/2006          1,150,837
        822,027    MORGAN STANLEY+/-                                                       5.13       10/30/2006            822,027
        252,773    MORGAN STANLEY SERIES EXL+/-                                            5.11       08/13/2010            252,839
         24,661    NATIONWIDE BUILDING SOCIETY+/-++                                        5.20       07/21/2006             24,663
         42,532    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.57       06/15/2006             42,449
         35,101    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.06       06/19/2006             35,013
        137,607    NORTH SEA FUNDING LLC                                                   4.97       06/21/2006            137,225
        183,723    OLD LINE FUNDING CORPORATION++                                          5.02       06/15/2006            183,365
         10,489    PERRY GLOBAL FUNDING LLC                                                4.80       06/12/2006             10,473
         49,831    PERRY GLOBAL FUNDING LLC SERIES A                                       5.07       06/23/2006             49,678
         14,796    PERRY GLOBAL FUNDING LLC SERIES A++                                     5.17       08/10/2006             14,650
        755,525    RACERS TRUST 2004-6-MM+/-++                                             5.10       05/22/2006            755,668
         76,366    REGENCY MARKETS #1 LLC                                                  5.05       06/13/2006             76,239
        822,027    REGENCY MARKETS #1 LLC++                                                5.05       06/15/2006            820,424
        411,013    ROYAL BANK OF SCOTLAND PLC+/-++                                         5.22       11/24/2006            411,182
         52,034    ROYAL BANK OF SCOTLAND PLC+/-                                           5.22       11/24/2006             52,056
        411,013    SEDNA FINANCE INCORPORATED+/-++                                         4.83       12/08/2006            411,058
        328,811    SLM CORPORATION+/-++                                                    5.08       05/04/2007            328,784
        205,951    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.13       10/25/2006            206,010

PORTFOLIO OF INVESTMENTS--MAY 31, 2006        WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

    ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        15,668    THAMES ASSET GLOBAL SECURITIZATION INCORPORATED++                       4.93%      06/06/2006    $        15,657
      1,027,139    THAMES ASSET GLOBAL SECURITIZATION INCORPORATED                         4.91       06/26/2006          1,023,554
        143,674    THUNDER BAY FUNDING INCORPORATED++                                      5.13       07/07/2006            142,950
         19,893    TICONDEROGA FUNDING LLC                                                 5.07       06/01/2006             19,893
      1,972,864    TIERRA ALTA FUNDING I LIMITED                                           5.04       06/15/2006          1,969,017
      1,644,053    TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                               5.26       07/11/2006          1,644,053
        315,971    TRAVELERS INSURANCE COMPANY+/-                                          5.15       02/09/2007            315,964
        822,027    UNICREDITO ITALIANO NY SERIES+/-                                        4.92       06/30/2006            821,779
        411,013    UNICREDITO ITALIANO SERIES LIB+/-++                                     5.09       03/09/2007            411,038
        411,013    VERSAILLES CDS LLC                                                      5.07       06/21/2006            409,871
        411,013    VERSAILLES CDS LLC                                                      5.02       06/26/2006            409,579
        251,540    VERSAILLES CDS LLC                                                      5.05       06/27/2006            250,627
         34,525    VERSAILLES CDS LLC++                                                    5.05       06/28/2006             34,395
        200,213    WHISTLEJACKET CAPITAL LIMITED                                           5.03       06/26/2006            199,514
         19,646    WHITE PINE FINANCE LLC                                                  5.14       08/04/2006             19,468
        427,454    WHITE PINE FINANCE LLC SERIES MTN1+/-++                                 5.07       06/12/2006            427,458
         11,574    YORKTOWN CAPITAL LLC                                                    5.16       07/06/2006             11,517

                                                                                                                         58,886,586
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $58,886,586)                                                               58,886,586
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 3.19%
     29,240,913    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           29,240,913
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $29,240,913)                                                                          29,240,913
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $999,961,822)*                               105.68%                                                          $   968,255,974
OTHER ASSETS AND LIABILITIES, NET                   (5.68)                                                              (52,009,654)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   916,246,320
                                                   ======                                                           ===============

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECEIVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

(I)   ILLIQUID SECURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $29,240,913.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $999,961,822 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                          $  6,228,362
       GROSS UNREALIZED DEPRECIATION                           (37,934,210)
                                                              ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)             $(31,705,848)

                                          STATEMENTS OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE INCOME FUNDS                                  MAY 31, 2006
--------------------------------------------------------------------------------

                                                                                                     CORPORATE         GOVERNMENT
                                                                                                     BOND FUND    SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .........................................................    $    287,014,304    $ 1,169,450,902
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..............................................          49,147,009        545,888,543
  INVESTMENTS IN AFFILIATES ..............................................................           3,550,996         33,038,323
                                                                                              ----------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .......................................         339,712,309      1,748,377,768
                                                                                              ----------------    ---------------
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS .......................................              74,203                  0
  RECEIVABLE FOR FUND SHARES ISSUED ......................................................             208,978          1,667,748
  RECEIVABLE FOR INVESTMENTS SOLD ........................................................           2,913,609            559,852
  RECEIVABLES FOR DIVIDENDS AND INTEREST .................................................           4,427,835          8,511,966
                                                                                              ----------------    ---------------
TOTAL ASSETS .............................................................................         347,336,934      1,759,117,334
                                                                                              ----------------    ---------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ................................                   0            257,828
  PAYABLE FOR FUND SHARES REDEEMED .......................................................             538,400          2,365,524
  PAYABLE FOR INVESTMENTS PURCHASED ......................................................           1,447,959        123,660,308
  DIVIDENDS PAYABLE ......................................................................             151,306            232,843
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..................................             377,944            685,215
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ................................              58,725            218,339
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .................................................          49,147,009        545,888,543
  ACCRUED EXPENSES AND OTHER LIABILITIES .................................................              68,775            141,086
                                                                                              ----------------    ---------------
TOTAL LIABILITIES ........................................................................          51,790,118        673,449,686
                                                                                              ----------------    ---------------
TOTAL NET ASSETS .........................................................................    $    295,546,816    $ 1,085,667,648
                                                                                              ----------------    ---------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ........................................................................         435,579,544      1,136,842,038
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................................               2,255             27,249
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................        (132,561,033)       (23,076,695)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
   AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...........          (7,595,027)       (27,860,894)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..................................             121,077           (264,050)
                                                                                              ----------------    ---------------
TOTAL NET ASSETS .........................................................................    $    295,546,816    $ 1,085,667,648
                                                                                              ----------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS C ...................................................................                 N/A    $     1,369,657
  SHARES OUTSTANDING - CLASS C ...........................................................                 N/A            134,940
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .................................                 N/A    $         10.15
  NET ASSETS - ADMINISTRATOR CLASS .......................................................                 N/A    $   102,433,507
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...............................................                 N/A         10,092,068
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .....................                 N/A    $         10.15
  NET ASSETS - ADVISOR CLASS .............................................................    $     13,898,784    $    60,241,561
  SHARES OUTSTANDING - ADVISOR CLASS .....................................................           1,395,965          5,934,102
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ...........................    $           9.96    $         10.15
  NET ASSETS - INSTITUTIONAL CLASS .......................................................    $     19,322,794    $    85,055,803
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...............................................           1,940,927          8,384,451
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .....................    $           9.96    $         10.14
  NET ASSETS - INVESTOR CLASS ............................................................    $    262,325,238    $   836,567,120
  SHARES OUTSTANDING - INVESTOR CLASS ....................................................          26,340,413         82,362,738
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..........................    $           9.96    $         10.16
                                                                                              ----------------    ---------------
INVESTMENTS AT COST ......................................................................    $    347,307,336    $ 1,776,238,662
                                                                                              ================    ===============
SECURITIES ON LOAN, AT MARKET VALUE ......................................................    $     47,777,545    $   533,920,788
                                                                                              ================    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--
MAY 31, 2006                                  WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                          HIGH         SHORT-TERM
                                                                                                   INCOME FUND          BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .........................................................    $    310,066,605    $   446,309,291
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..............................................          61,574,702         53,220,833
  INVESTMENTS IN AFFILIATES ..............................................................          16,301,901          7,535,632
                                                                                              ----------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .......................................         387,943,208        507,065,756
                                                                                              ----------------    ---------------
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS .......................................                   0                  0
  RECEIVABLE FOR FUND SHARES ISSUED ......................................................             662,361            523,956
  RECEIVABLE FOR INVESTMENTS SOLD ........................................................             857,675         10,885,557
  RECEIVABLES FOR DIVIDENDS AND INTEREST .................................................           5,998,509          5,196,640
                                                                                              ----------------    ---------------
TOTAL ASSETS .............................................................................         395,461,753        523,671,909
                                                                                              ----------------    ---------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ................................                   0            100,603
  PAYABLE FOR FUND SHARES REDEEMED .......................................................             877,811            672,328
  PAYABLE FOR INVESTMENTS PURCHASED ......................................................           6,661,512                  0
  DIVIDENDS PAYABLE ......................................................................             959,713            226,093
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..................................             148,760            250,403
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ................................              67,749             89,582
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .................................................          61,574,702         53,220,833
  ACCRUED EXPENSES AND OTHER LIABILITIES .................................................              49,098             93,929
                                                                                              ----------------    ---------------
TOTAL LIABILITIES ........................................................................          70,339,345         54,653,771
                                                                                              ----------------    ---------------
TOTAL NET ASSETS .........................................................................    $    325,122,408    $   469,018,138
                                                                                              ----------------    ---------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ........................................................................         733,539,075        609,844,943
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................................               1,364              2,878
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................        (407,720,669)      (132,411,582)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
   AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...........            (697,362)        (8,207,119)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..................................                   0           (210,982)
                                                                                              ----------------    ---------------
TOTAL NET ASSETS .........................................................................    $    325,122,408    $   469,018,138
                                                                                              ----------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS C ...................................................................                 N/A                N/A
  SHARES OUTSTANDING - CLASS C ...........................................................                 N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .................................                 N/A                N/A
  NET ASSETS - ADMINISTRATOR CLASS .......................................................                 N/A                N/A
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...............................................                 N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .....................                 N/A                N/A
  NET ASSETS - ADVISOR CLASS .............................................................    $    113,432,556    $     6,034,588
  SHARES OUTSTANDING - ADVISOR CLASS .....................................................          14,861,941            712,608
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ...........................    $           7.63    $          8.47
  NET ASSETS - INSTITUTIONAL CLASS .......................................................           3,208,014    $    66,350,216
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...............................................             416,820          7,827,316
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .....................    $           7.70    $          8.48
  NET ASSETS - INVESTOR CLASS ............................................................    $    208,481,838    $   396,633,334
  SHARES OUTSTANDING - INVESTOR CLASS ....................................................          27,214,772         46,842,427
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..........................    $           7.66    $          8.47
                                                                                              ----------------    ---------------
INVESTMENTS AT COST ......................................................................    $    388,640,570    $   515,272,875
                                                                                              ================    ===============
SECURITIES ON LOAN, AT MARKET VALUE ......................................................    $     59,711,258    $    52,054,420
                                                                                              ================    ===============

                                                                                               SHORT-TERM HIGH   ULTRA SHORT-TERM
                                                                                               YIELD BOND FUND        INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .........................................................    $    128,712,056    $   880,128,475
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..............................................           5,887,756         58,886,586
  INVESTMENTS IN AFFILIATES ..............................................................           3,485,405         29,240,913
                                                                                              ----------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .......................................         138,085,217        968,255,974
                                                                                              ----------------    ---------------
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS .......................................                   0            162,578
  RECEIVABLE FOR FUND SHARES ISSUED ......................................................             179,073          4,925,855
  RECEIVABLE FOR INVESTMENTS SOLD ........................................................                   0            298,865
  RECEIVABLES FOR DIVIDENDS AND INTEREST .................................................           2,304,821          8,072,103
                                                                                              ----------------    ---------------
TOTAL ASSETS .............................................................................         140,569,111        981,715,375
                                                                                              ----------------    ---------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ................................                   0                  0
  PAYABLE FOR FUND SHARES REDEEMED .......................................................           1,852,168          1,414,174
  PAYABLE FOR INVESTMENTS PURCHASED ......................................................           1,507,500          4,007,500
  DIVIDENDS PAYABLE ......................................................................              90,031            380,950
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..................................             149,824            450,534
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ................................              27,681            183,604
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .................................................           5,887,757         58,886,586
  ACCRUED EXPENSES AND OTHER LIABILITIES .................................................              37,566            145,707
                                                                                              ----------------    ---------------
TOTAL LIABILITIES ........................................................................           9,552,527         65,469,055
                                                                                              ----------------    ---------------
TOTAL NET ASSETS .........................................................................    $    131,016,584    $   916,246,320
                                                                                              ----------------    ---------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ........................................................................         203,451,961      1,193,330,795
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................................                 836              5,731
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................         (71,507,815)      (245,705,840)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
   AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...........            (928,398)       (31,705,848)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ..................................                   0            321,482
                                                                                              ----------------    ---------------
TOTAL NET ASSETS .........................................................................    $    131,016,584    $   916,246,320
                                                                                              ----------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS C ...................................................................                 N/A                N/A
  SHARES OUTSTANDING - CLASS C ...........................................................                 N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .................................                 N/A                N/A
  NET ASSETS - ADMINISTRATOR CLASS .......................................................                 N/A    $     6,113,571
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...............................................                 N/A            672,703
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .....................                 N/A    $          9.09
  NET ASSETS - ADVISOR CLASS .............................................................    $     30,637,340    $    50,912,519
  SHARES OUTSTANDING - ADVISOR CLASS .....................................................           3,608,813          5,583,220
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ...........................    $           8.49    $          9.12
  NET ASSETS - INSTITUTIONAL CLASS .......................................................                 N/A    $    48,259,467
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...............................................                 N/A          5,292,158
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .....................                 N/A    $          9.12
  NET ASSETS - INVESTOR CLASS ............................................................    $    100,379,244    $   810,960,763
  SHARES OUTSTANDING - INVESTOR CLASS ....................................................          11,823,435         88,897,067
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..........................    $           8.49    $          9.12
                                                                                              ----------------    ---------------
INVESTMENTS AT COST ......................................................................    $    139,013,615    $   999,961,822
                                                                                              ================    ===============
SECURITIES ON LOAN, AT MARKET VALUE ......................................................    $      5,714,674    $    57,383,371
                                                                                              ================    ===============

                                                      STATEMENTS OF OPERATIONS--
WELLS FARGO ADVANTAGE INCOME FUNDS               FOR THE YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------

                                                                                                     CORPORATE         GOVERNMENT
                                                                                                     BOND FUND    SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INTEREST ..............................................................................    $     20,148,380    $    59,463,735
   INCOME FROM AFFILIATED SECURITIES .....................................................             137,820          1,447,935
   SECURITIES LENDING INCOME, NET ........................................................              94,637            365,064
                                                                                              ----------------    ---------------
TOTAL INVESTMENT INCOME ..................................................................          20,380,837         61,276,734
                                                                                              ----------------    ---------------

EXPENSES
   ADVISORY FEES .........................................................................           1,615,526          4,964,081
   ADMINISTRATION FEES
     FUND LEVEL ..........................................................................             179,503            602,012
     CLASS C .............................................................................                 N/A              4,882
     ADMINISTRATOR CLASS .................................................................                 N/A             66,960
     ADVISOR CLASS .......................................................................              45,038            183,316
     INSTITUTIONAL CLASS .................................................................              30,576             61,483
     INVESTOR CLASS ......................................................................           1,371,151          4,468,478
   CUSTODY FEES ..........................................................................              71,801            240,804
   SHAREHOLDER SERVICING FEES ............................................................             801,964          2,817,923
   ACCOUNTING FEES .......................................................................              55,987            121,570

   DISTRIBUTION FEES (NOTE 3)
     CLASS C .............................................................................                 N/A             13,076
   PROFESSIONAL FEES .....................................................................              30,490             42,890
   REGISTRATION FEES .....................................................................              14,152             90,159
   SHAREHOLDER REPORTS ...................................................................              80,676            184,578
   TRUSTEES' FEES ........................................................................               7,792              7,792
   OTHER FEES AND EXPENSES ...............................................................              17,089             36,148
                                                                                              ----------------    ---------------
TOTAL EXPENSES ...........................................................................           4,321,745         13,906,152
                                                                                              ----------------    ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................................            (789,548)        (2,297,048)
   NET EXPENSES ..........................................................................           3,532,197         11,609,104
                                                                                              ----------------    ---------------
NET INVESTMENT INCOME (LOSS) .............................................................          16,848,640         49,667,630
                                                                                              ----------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......................           4,921,935        (16,559,490)
   FUTURES TRANSACTIONS ..................................................................           1,597,999            325,542
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................................                   0           (102,000)
                                                                                              ----------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................................................           6,519,934        (16,335,948)
                                                                                              ----------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......................         (27,527,573)       (41,214,311)
   FUTURES TRANSACTIONS ..................................................................             300,729           (143,545)
                                                                                              ----------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................         (27,226,844)       (41,357,856)
                                                                                              ----------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................................         (20,706,910)       (57,693,804)
                                                                                              ================    ===============
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................    $     (3,858,270)   $    (8,026,174)
                                                                                              ================    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED MAY 31, 2006               WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                          HIGH         SHORT-TERM
                                                                                                   INCOME FUND          BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INTEREST ..............................................................................    $     16,956,444    $    25,582,780
   INCOME FROM AFFILIATED SECURITIES .....................................................             353,962            428,596
   SECURITIES LENDING INCOME, NET ........................................................              99,526             28,070
                                                                                              ----------------    ---------------
TOTAL INVESTMENT INCOME ..................................................................          17,409,932         26,039,446
                                                                                              ----------------    ---------------

EXPENSES
   ADVISORY FEES .........................................................................           1,491,158          2,330,695
   ADMINISTRATION FEES
     FUND LEVEL ..........................................................................             135,560            260,367
     CLASS C .............................................................................                 N/A                N/A
     ADMINISTRATOR CLASS .................................................................                 N/A                N/A
     ADVISOR CLASS .......................................................................              95,711             18,886
     INSTITUTIONAL CLASS .................................................................               2,467             51,582
     INVESTOR CLASS ......................................................................             905,691          2,022,796
   CUSTODY FEES ..........................................................................              54,224            104,147
   SHAREHOLDER SERVICING FEES ............................................................             670,091          1,140,638
   ACCOUNTING FEES .......................................................................              49,582             65,833

   DISTRIBUTION FEES (NOTE 3)
     CLASS C .............................................................................                 N/A                N/A
   PROFESSIONAL FEES .....................................................................              31,390             30,444
   REGISTRATION FEES .....................................................................              37,354             39,464
   SHAREHOLDER REPORTS ...................................................................              55,399             86,843
   TRUSTEES' FEES ........................................................................               7,792              7,792
   OTHER FEES AND EXPENSES ...............................................................              11,779             10,008
                                                                                              ----------------    ---------------
TOTAL EXPENSES ...........................................................................           3,548,198          6,169,495
                                                                                              ----------------    ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................................          (1,226,985)        (1,756,656)
   NET EXPENSES ..........................................................................           2,321,213          4,412,839
                                                                                              ----------------    ---------------
NET INVESTMENT INCOME (LOSS) .............................................................          15,088,719         21,626,607
                                                                                              ----------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......................          (3,622,393)        (1,206,466)
   FUTURES TRANSACTIONS ..................................................................              14,594           (379,106)
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................................                   0                  0
                                                                                              ----------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................................................          (3,607,799)        (1,585,572)
                                                                                              ----------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......................           7,280,066         (6,867,184)
   FUTURES TRANSACTIONS ..................................................................                   0           (203,738)
                                                                                              ----------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................           7,280,066         (7,070,922)
                                                                                              ----------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................................           3,672,267         (8,656,494)
                                                                                              ================    ===============
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................    $     18,760,986    $    12,970,113
                                                                                              ================    ===============

                                                                                               SHORT-TERM HIGH   ULTRA SHORT-TERM
                                                                                               YIELD BOND FUND        INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INTEREST ..............................................................................    $      8,797,072    $    48,852,282
   INCOME FROM AFFILIATED SECURITIES .....................................................             209,752          1,360,642
   SECURITIES LENDING INCOME, NET ........................................................               6,219             40,038
                                                                                              ----------------    ---------------
TOTAL INVESTMENT INCOME ..................................................................           9,013,043         50,252,962
                                                                                              ----------------    ---------------

EXPENSES
   ADVISORY FEES .........................................................................             825,424          4,244,867
   ADMINISTRATION FEES
     FUND LEVEL ..........................................................................              75,039            501,013
     CLASS C .............................................................................                 N/A                N/A
     ADMINISTRATOR CLASS .................................................................                 N/A              3,726
     ADVISOR CLASS .......................................................................              82,023            150,047
     INSTITUTIONAL CLASS .................................................................                 N/A             40,142
     INVESTOR CLASS ......................................................................             457,660          4,025,402
   CUSTODY FEES ..........................................................................              30,016            200,405
   SHAREHOLDER SERVICING FEES ............................................................             375,193          2,379,619
   ACCOUNTING FEES .......................................................................              36,294            104,112

   DISTRIBUTION FEES (NOTE 3)
     CLASS C .............................................................................                 N/A                N/A
   PROFESSIONAL FEES .....................................................................              29,490             41,990
   REGISTRATION FEES .....................................................................              32,000             92,176
   SHAREHOLDER REPORTS ...................................................................              43,445             85,801
   TRUSTEES' FEES ........................................................................               7,792              7,792
   OTHER FEES AND EXPENSES ...............................................................               7,617             31,094
                                                                                              ----------------    ---------------
TOTAL EXPENSES ...........................................................................           2,001,993         11,908,186
                                                                                              ----------------    ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................................            (678,971)        (3,763,732)
   NET EXPENSES ..........................................................................           1,323,022          8,144,454
                                                                                              ----------------    ---------------
NET INVESTMENT INCOME (LOSS) .............................................................           7,690,021         42,108,508
                                                                                              ----------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......................             537,568           (542,675)
   FUTURES TRANSACTIONS ..................................................................              12,960          3,482,665
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................................                   0                  0
                                                                                              ----------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................................................             550,528          2,939,990
                                                                                              ----------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......................            (930,816)        (5,463,031)
   FUTURES TRANSACTIONS ..................................................................                   0            397,519
                                                                                              ----------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................            (930,816)        (5,065,512)
                                                                                              ----------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................................            (380,288)        (2,125,522)
                                                                                              ================    ===============
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................    $      7,309,733    $    39,982,986
                                                                                              ================    ===============

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            CORPORATE BOND FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $   436,337,839    $    524,054,516    $    660,888,739

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................        16,848,640          12,776,802          27,923,256
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................         6,519,934           6,943,259           8,465,572
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .       (27,226,844)        (10,464,056)          3,961,636
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        (3,858,270)          9,256,005          40,350,464
                                                                           ---------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................               N/A                 N/A                 N/A
     ADVISOR CLASS .....................................................          (753,748)           (503,984)         (1,093,815)
     INSTITUTIONAL CLASS ...............................................        (1,914,883)         (2,172,605)         (4,135,937)
     INVESTOR CLASS ....................................................       (14,192,434)        (10,097,266)        (22,690,186)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................               N/A                 N/A                 N/A
     ADVISOR CLASS .....................................................                 0                   0                   0
     INSTITUTIONAL CLASS ...............................................                 0                   0                   0
     INVESTOR CLASS ....................................................                 0                   0                   0
                                                                           ---------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................       (16,861,065)        (12,773,855)        (27,919,938)
                                                                           ---------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C ...................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - CLASS C .......................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ............................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................         4,588,909           4,674,091           7,490,227
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................           736,219             572,158           1,116,082
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................        (7,904,167)         (8,051,629)        (17,434,217)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ..................................        (2,579,039)         (2,805,380)         (8,827,908)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................         7,586,636           6,879,747          20,448,265
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................         1,824,231             530,206             348,885
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................       (63,047,569)         (3,313,022)        (28,275,056)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ............................       (53,636,702)          4,096,931          (7,477,906)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................        41,431,295          43,101,343          78,725,733
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        12,254,194          10,411,391          20,297,730
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................      (117,541,436)       (139,003,112)       (231,982,398)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - INVESTOR CLASS ................................       (63,855,947)        (85,490,378)       (132,958,935)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS .................................................      (120,071,688)        (84,198,827)       (149,264,749)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................      (140,791,023)        (87,716,677)       (136,834,223)
                                                                           ===============    ================    ================
ENDING NET ASSETS ......................................................   $   295,546,816    $    436,337,839    $    524,054,516
                                                                           ===============    ================    ================

(1)   PROCEEDS FROM SHARES SOLD MAY INCLUDE REDEMPTION FEES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                        GOVERNMENT SECURITIES FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $ 1,324,748,827    $  1,394,056,586    $  2,255,692,540

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................        49,667,630          26,417,310          44,440,105
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................       (16,335,948)         10,030,604          34,517,596
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .       (41,357,856)        (11,792,535)         (8,412,873)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        (8,026,174)         24,655,379          70,544,828
                                                                           ---------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS C ...........................................................           (67,117)            (40,750)            (84,798)
     ADMINISTRATOR CLASS ...............................................        (3,306,533)               (194)                N/A
     ADVISOR CLASS .....................................................        (3,014,415)         (1,650,955)         (3,072,932)
     INSTITUTIONAL CLASS ...............................................        (3,894,475)         (2,295,270)         (3,808,490)
     INVESTOR CLASS ....................................................       (44,943,950)        (27,239,837)        (51,447,055)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS C ...........................................................            (9,858)            (28,216)            (58,583)
     ADMINISTRATOR CLASS ...............................................          (399,602)                  0                 N/A
     ADVISOR CLASS .....................................................          (371,322)           (752,236)         (2,051,055)
     INSTITUTIONAL CLASS ...............................................          (341,200)           (859,001)         (2,160,849)
     INVESTOR CLASS ....................................................        (5,655,746)        (12,017,942)        (34,247,190)
                                                                           ---------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................       (62,004,218)        (44,884,401)        (96,930,952)
                                                                           ---------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................           228,129             164,361           1,751,552
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................            65,433              61,487             109,986
   COST OF SHARES REDEEMED - CLASS C ...................................        (1,081,884)           (902,224)         (1,764,801)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - CLASS C .......................................          (788,322)           (676,376)             96,737
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............       167,314,345              60,000                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........         3,674,819                  61                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............       (64,623,925)                  0                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ............................       106,365,239              60,061                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................        19,940,463          12,393,745          22,304,220
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................         3,316,939           2,587,292           5,128,850
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................       (28,448,262)        (20,866,824)        (70,449,093)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ..................................        (5,190,860)         (5,885,787)        (43,016,023)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................       112,400,737          11,116,627          22,478,473
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................         3,991,083             828,600           1,417,953
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................      (117,844,218)         (4,452,125)        (59,882,417)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ............................        (1,452,398)          7,493,102         (35,985,991)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................       198,616,370         167,775,968         273,331,124
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        46,776,624          40,887,115          78,778,841
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................      (513,377,440)       (258,732,820)     (1,108,454,518)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - INVESTOR CLASS ................................      (267,984,446)        (50,069,737)       (756,344,553)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS .................................................      (169,050,787)        (49,078,737)       (835,249,830)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................      (239,081,179)        (69,307,759)       (861,635,954)
                                                                           ===============    ================    ================
ENDING NET ASSETS ......................................................   $ 1,085,667,648    $  1,324,748,827    $  1,394,056,586
                                                                           ===============    ================    ================

                                                                                              HIGH INCOME FUND
                                                                           -------------------------------------------------------
                                                                                  FOR THE              FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006     MAY 31, 2005(1) OCTOBER 31, 2004(1)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $   267,327,748    $    347,109,259    $    513,408,673

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................        15,088,719          11,759,213          29,227,083
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................        (3,607,799)          6,204,774           2,764,928
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .         7,280,066         (13,647,747)         16,393,932
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        18,760,986           4,316,240          48,385,943
                                                                           ---------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................               N/A                 N/A                 N/A
     ADVISOR CLASS .....................................................        (2,936,236)           (813,123)         (1,723,018)
     INSTITUTIONAL CLASS ...............................................          (233,045)           (139,921)         (3,161,517)
     INVESTOR CLASS ....................................................       (16,101,944)        (10,825,666)        (24,365,381)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................               N/A                 N/A                 N/A
     ADVISOR CLASS .....................................................                 0                   0                   0
     INSTITUTIONAL CLASS ...............................................                 0                   0                   0
     INVESTOR CLASS ....................................................                 0                   0                   0
                                                                           ---------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................       (19,271,225)        (11,778,710)        (29,249,916)
                                                                           ---------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C ...................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - CLASS C .......................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ............................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................       130,262,203           2,386,463           3,790,722
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................         1,103,818             924,965           1,745,615
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................       (34,791,711)         (7,417,700)        (13,951,292)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ..................................        96,574,310          (4,106,272)         (8,414,955)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................           120,144               1,329           6,724,352
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................           223,858             350,064           3,175,687
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................          (244,742)        (21,625,823)        (29,148,508)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ............................            99,260         (21,274,430)        (19,248,469)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................        28,625,622          18,945,724          47,287,659
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        11,189,136           8,951,941          18,457,910
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................       (78,183,429)        (74,836,004)       (223,517,586)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - INVESTOR CLASS ................................       (38,368,671)        (46,938,339)       (157,772,017)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS .................................................        58,304,899         (72,319,041)       (185,435,441)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................        57,794,660         (79,781,511)       (166,299,414)
                                                                           ===============    ================    ================
ENDING NET ASSETS ......................................................   $   325,122,408    $    267,327,748    $    347,109,259
                                                                           ===============    ================    ================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             CORPORATE BOND FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...............................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............               N/A                 N/A                 N/A
   SHARES REDEEMED - CLASS C ...........................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      ADMINISTRATOR CLASS (NOTE 1) .....................................               N/A                 N/A                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .........................................           443,018             440,076             711,184
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ......            71,337              53,982             106,236
   SHARES REDEEMED - ADVISOR CLASS .....................................          (766,433)           (758,385)         (1,656,411)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..........          (252,078)           (264,327)           (838,991)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ...................................           727,192             647,496           1,965,184
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS            175,124              50,119              33,269
   SHARES REDEEMED - INSTITUTIONAL CLASS ...............................        (6,013,983)           (314,817)         (2,691,685)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....        (5,111,667)            382,798            (693,232)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ........................................         4,013,260           4,059,834           7,406,159
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....         1,186,995             981,576           1,932,271
   SHARES REDEEMED - INVESTOR CLASS ....................................       (11,388,993)        (13,066,585)        (22,098,555)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .........        (6,188,738)         (8,025,175)        (12,760,125)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................       (11,552,483)         (7,906,704)        (14,292,348)
                                                                           ---------------    ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........   $         2,255    $              0    $          2,759
                                                                           ===============    ================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                         GOVERNMENT SECURITIES FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...............................................            21,957              15,310             160,431
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............             6,246               5,716              10,120
   SHARES REDEEMED - CLASS C ...........................................          (102,863)            (84,076)           (162,752)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................           (74,660)            (63,050)              7,799
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................        15,961,236               5,602                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      ADMINISTRATOR CLASS (NOTE 1) .....................................           353,509                   6                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................        (6,228,285)                  0                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....        10,086,460               5,608                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .........................................         1,906,146           1,155,096           2,049,123
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ......           317,101             240,414             471,234
   SHARES REDEEMED - ADVISOR CLASS .....................................        (2,721,322)         (1,943,283)         (6,470,140)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..........          (498,075)           (547,773)         (3,949,783)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ...................................        10,705,343           1,035,511           2,070,885
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS            381,362              77,004             130,186
   SHARES REDEEMED - INSTITUTIONAL CLASS ...............................       (11,121,610)           (415,057)         (5,501,897)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....           (34,905)            697,458          (3,300,826)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ........................................        18,963,367          15,627,839          25,056,354
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....         4,466,188           3,798,109           7,234,657
   SHARES REDEEMED - INVESTOR CLASS ....................................       (48,960,190)        (24,068,371)       (101,610,878)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .........       (25,530,635)         (4,642,423)        (69,319,867)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................       (16,051,815)         (4,550,180)        (76,562,677)
                                                                           ---------------    ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........   $        27,249    $          2,195    $      1,298,270
                                                                           ===============    ================    ================

                                                                                              HIGH INCOME FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006     MAY 31, 2005(1) OCTOBER 31, 2004(1)
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...............................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............               N/A                 N/A                 N/A
   SHARES REDEEMED - CLASS C ...........................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      ADMINISTRATOR CLASS (NOTE 1) .....................................               N/A                 N/A                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .........................................        16,931,212             304,082             493,380
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ......           143,740             118,616             228,581
   SHARES REDEEMED - ADVISOR CLASS .....................................        (4,530,717)           (952,614)         (1,826,262)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..........        12,544,235            (529,916)         (1,104,301)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ...................................            15,544                 137             870,067
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS             28,915              44,498             413,474
   SHARES REDEEMED - INSTITUTIONAL CLASS ...............................           (31,677)         (2,740,716)         (3,745,985)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....            12,782          (2,696,081)         (2,462,444)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ........................................         3,715,358           2,416,704           6,136,919
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....         1,452,065           1,144,921           2,409,240
   SHARES REDEEMED - INVESTOR CLASS ....................................       (10,151,246)         (9,552,881)        (29,173,307)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .........        (4,983,823)         (5,991,256)        (20,627,148)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................         7,573,194          (9,217,253)        (24,193,893)
                                                                           ---------------    ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........   $         1,364    $            500    $              0
                                                                           ===============    ================    ================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            SHORT-TERM BOND FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006     MAY 31, 2005(1)    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $   565,181,757    $    576,286,031    $    804,867,124

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................        21,626,607          12,008,119          20,775,628
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................        (1,585,572)            351,275           5,267,784
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .        (7,070,922)         (9,021,608)         (5,681,655)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        12,970,113           3,337,786          20,361,757
                                                                           ---------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................               N/A                 N/A                 N/A
     ADVISOR CLASS .....................................................          (289,709)           (197,961)           (381,676)
     INSTITUTIONAL CLASS ...............................................        (3,031,837)         (1,260,028)         (2,304,115)
     INVESTOR CLASS ....................................................       (19,135,057)        (11,121,123)        (20,423,374)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................               N/A                 N/A                 N/A
     ADVISOR CLASS .....................................................                 0                   0                   0
     INSTITUTIONAL CLASS ...............................................                 0                   0                   0
     INVESTOR CLASS ....................................................                 0                   0                   0
                                                                           ---------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................       (22,456,603)        (12,579,112)        (23,109,165)
                                                                           ---------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C ...................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ........................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ............................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................         3,213,749             854,763           2,100,910
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................           269,481             218,462             384,070
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................        (5,465,646)         (3,010,418)         (6,409,590)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - ADVISOR CLASS .................................        (1,982,416)         (1,937,193)         (3,924,610)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................        52,752,426           3,760,436          13,404,577
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................         2,618,171             414,664             760,227
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................       (39,293,856)         (1,824,067)        (31,389,278)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ............................        16,076,741           2,351,033         (17,224,474)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................        55,430,538          90,400,531          77,287,058
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        16,643,010          10,871,365          17,388,445
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................      (172,845,002)       (103,548,684)       (299,360,104)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS .................................      (100,771,454)         (2,276,788)       (204,684,601)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................       (86,677,129)         (1,862,948)       (225,833,685)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................       (96,163,619)        (11,104,274)       (228,581,093)
                                                                           ===============    ================    ================
ENDING NET ASSETS ......................................................   $   469,018,138    $    565,181,757    $    576,286,031
                                                                           ===============    ================    ================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONSOLIDATIONS (NOTE 1).

(2)   PROCEEDS FROM SHARES SOLD MAY INCLUDE REDEMPTION FEES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                       SHORT-TERM HIGH YIELD BOND FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006     MAY 31, 2005(2)    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $   167,467,833    $    220,480,649    $    341,502,804

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................         7,690,021           5,019,649          11,850,811
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................           550,528             762,489           4,299,441
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .          (930,816)         (4,625,841)         (3,586,270)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........         7,309,733           1,156,297          12,563,982
                                                                           ---------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................               N/A                 N/A                 N/A
     ADVISOR CLASS .....................................................        (1,794,348)         (1,243,673)         (2,847,087)
     INSTITUTIONAL CLASS ...............................................               N/A                 N/A                 N/A
     INVESTOR CLASS ....................................................        (5,869,923)         (3,848,672)         (9,017,138)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................               N/A                 N/A                 N/A
     ADVISOR CLASS .....................................................                 0                   0                   0
     INSTITUTIONAL CLASS ...............................................               N/A                 N/A                 N/A
     INVESTOR CLASS ....................................................                 0                   0                   0
                                                                           ---------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................        (7,664,271)         (5,092,345)        (11,864,225)
                                                                           ---------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C ...................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ........................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ............................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................         9,791,905           6,998,333          19,010,794
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................         1,711,550           1,280,785           2,608,558
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................       (21,082,961)        (22,596,649)        (39,708,587)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - ADVISOR CLASS .................................        (9,579,506)        (14,317,531)        (18,089,235)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ............................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................        19,087,210          21,723,170         118,852,995
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................         4,872,616           3,629,167           7,592,955
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................       (50,477,031)        (60,111,574)       (230,078,627)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS .................................       (26,517,205)        (34,759,237)       (103,632,677)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................       (36,096,711)        (49,076,768)       (121,721,912)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................       (36,451,249)        (53,012,816)       (121,022,155)
                                                                           ===============    ================    ================
ENDING NET ASSETS ......................................................   $   131,016,584    $    167,467,833    $    220,480,649
                                                                           ===============    ================    ================

                                                                                        ULTRA SHORT-TERM INCOME FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $ 1,122,779,786    $  1,425,161,780    $  2,353,726,173

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................        42,108,508          23,086,892          43,671,673
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................         2,939,990           1,635,356          (4,384,288)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .        (5,065,512)         (5,468,991)         (9,265,183)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        39,982,986          19,253,257          30,022,202
                                                                           ---------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................          (179,485)               (454)                N/A
     ADVISOR CLASS .....................................................        (2,424,586)         (1,405,828)         (2,864,239)
     INSTITUTIONAL CLASS ...............................................        (2,482,183)         (1,299,951)         (3,704,000)
     INVESTOR CLASS ....................................................       (40,033,270)        (23,075,264)        (45,871,440)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS C ...........................................................               N/A                 N/A                 N/A
     ADMINISTRATOR CLASS ...............................................                 0                   0                 N/A
     ADVISOR CLASS .....................................................                 0                   0                   0
     INSTITUTIONAL CLASS ...............................................                 0                   0                   0
     INVESTOR CLASS ....................................................                 0                   0                   0
                                                                           ---------------    ----------------    ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................       (45,119,524)        (25,781,497)        (52,439,679)
                                                                           ---------------    ----------------    ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .................................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C ...................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ........................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............         8,812,868             160,000                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........           174,292                 454                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............        (3,015,639)                  0                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ............................         5,971,521             160,454                 N/A
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...........................        30,371,003          10,355,257          48,681,081
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................         2,345,612           1,582,493           2,919,288
   COST OF SHARES REDEEMED - ADVISOR CLASS .............................       (40,624,476)        (40,215,172)       (108,288,542)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
    SHARE TRANSACTIONS - ADVISOR CLASS .................................        (7,907,861)        (28,277,422)        (56,688,173)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................        71,767,148          14,664,143          47,397,968
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................         2,252,036             896,347           2,875,589
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................       (82,108,613)        (18,340,249)       (202,979,335)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ............................        (8,089,429)         (2,779,759)       (152,705,778)
                                                                           ---------------    ----------------    ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................       337,541,693         175,684,322         503,267,324
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        36,096,064          24,058,014          43,196,049
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................      (565,008,916)       (464,699,363)     (1,243,216,338)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS .................................      (191,371,159)       (264,957,027)       (696,752,965)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................      (201,396,928)       (295,853,754)       (906,146,916)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................      (206,533,466)       (302,381,994)       (928,564,393)
                                                                           ===============    ================    ================
ENDING NET ASSETS ......................................................   $   916,246,320    $  1,122,779,786    $  1,425,161,780
                                                                           ===============    ================    ================

WELLS FARGO ADVANTAGE INCOME FUNDS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            SHORT-TERM BOND FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006     MAY 31, 2005(1)    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...............................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............               N/A                 N/A                 N/A
   SHARES REDEEMED - CLASS C ...........................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ......................................               N/A                 N/A                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .........................................           376,644              98,331             238,892
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ......            31,554              25,175              43,583
   SHARES REDEEMED - ADVISOR CLASS .....................................          (639,740)           (346,643)           (726,740)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..........          (231,542)           (223,137)           (444,265)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ...................................         6,138,723             432,129           1,518,809
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS            306,491              47,835              86,060
   SHARES REDEEMED - INSTITUTIONAL CLASS ...............................        (4,576,033)           (210,156)         (3,556,896)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....         1,869,181             269,808          (1,952,027)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ........................................         6,479,799          10,475,686           8,763,819
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....         1,949,291           1,253,174           1,973,530
   SHARES REDEEMED - INVESTOR CLASS ....................................       (20,222,707)        (11,935,825)        (33,969,098)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .........       (11,793,617)           (206,965)        (23,231,749)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................       (10,155,978)           (160,294)        (25,628,041)
                                                                           ---------------    ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........   $         2,878    $              0    $          8,806
                                                                           ===============    ================    ================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONSOLIDATIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS           WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                       SHORT-TERM HIGH YIELD BOND FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006     MAY 31, 2005(2)    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...............................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............               N/A                 N/A                 N/A
   SHARES REDEEMED - CLASS C ...........................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ......................................               N/A                 N/A                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .........................................         1,147,654             811,577           2,193,275
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ......           200,678             148,739             301,064
   SHARES REDEEMED - ADVISOR CLASS .....................................        (2,472,101)         (2,619,164)         (4,589,075)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..........        (1,123,769)         (1,658,848)         (2,094,736)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ...................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS                N/A                 N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS ...............................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ........................................         2,238,055           2,517,157          13,703,741
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....           571,308             421,400             876,274
   SHARES REDEEMED - INVESTOR CLASS ....................................        (5,920,528)         (6,980,296)        (26,550,751)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .........        (3,111,165)         (4,041,739)        (11,970,736)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................        (4,234,934)         (5,700,587)        (14,065,472)
                                                                           ---------------    ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........   $           836    $              0    $          6,659
                                                                           ===============    ================    ================

                                                                                        ULTRA SHORT-TERM INCOME FUND
                                                                           -------------------------------------------------------
                                                                                   FOR THE             FOR THE             FOR THE
                                                                                YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                              MAY 31, 2006        MAY 31, 2005    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...............................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............               N/A                 N/A                 N/A
   SHARES REDEEMED - CLASS C ...........................................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................               N/A                 N/A                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................           966,523              17,485                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ......................................            19,122                  50                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................          (330,477)                  0                 N/A
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....           655,168              17,535                 N/A
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - ADVISOR CLASS .........................................         3,321,587           1,127,409           5,251,935
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ......           256,482             172,337             314,398
   SHARES REDEEMED - ADVISOR CLASS .....................................        (4,440,943)         (4,378,147)        (11,660,062)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..........          (862,874)         (3,078,401)         (6,093,729)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ...................................         7,842,808           1,597,195           5,103,244
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS            246,202              97,628             309,449
   SHARES REDEEMED - INSTITUTIONAL CLASS ...............................        (8,966,732)         (1,997,259)        (21,836,888)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....          (877,722)           (302,436)        (16,424,195)
                                                                           ---------------    ----------------    ----------------
   SHARES SOLD - INVESTOR CLASS ........................................        36,867,679          19,120,946          54,187,259
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....         3,945,992           2,618,309           4,650,565
   SHARES REDEEMED - INVESTOR CLASS ....................................       (61,706,523)        (50,572,453)       (133,789,575)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .........       (20,892,852)        (28,833,198)        (74,951,751)
                                                                           ---------------    ----------------    ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................       (21,978,280)        (32,196,500)        (97,469,675)
                                                                           ---------------    ----------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........   $         5,731    $             84    $          5,447
                                                                           ===============    ================    ================

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               NET REALIZED
                                                     BEGINNING          NET             AND    DISTRIBUTIONS
                                                     NET ASSET   INVESTMENT      UNREALIZED         FROM NET
                                                     VALUE PER       INCOME  GAIN (LOSS) ON       INVESTMENT
                                                         SHARE       (LOSS)     INVESTMENTS           INCOME
------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $10.58         0.49           (0.62)          (0.49)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $10.67         0.29           (0.09)          (0.29)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $10.42         0.49            0.25           (0.49)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $ 9.54         0.52            0.88           (0.52)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $10.80         0.63           (1.25)          (0.64)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $10.42         0.74            0.38           (0.74)

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $10.57         0.53           (0.61)          (0.53)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $10.65         0.31           (0.08)          (0.31)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $10.41         0.55            0.24           (0.55)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $ 9.53         0.57            0.88           (0.57)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $10.79         0.68           (1.25)          (0.69)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $10.42         0.81            0.37           (0.81)

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $10.59         0.48           (0.63)          (0.48)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $10.67         0.29           (0.08)          (0.29)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $10.42         0.50            0.25           (0.50)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $ 9.54         0.53            0.88           (0.53)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $10.80         0.65           (1.26)          (0.65)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $10.43         0.76            0.37           (0.76)

GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------
CLASS C
JUNE 1, 2005 TO MAY 31, 2006..................          $10.77         0.35           (0.50)          (0.41)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $10.92         0.12            0.01           (0.16)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $11.05         0.15            0.20           (0.25)
DECEMBER 26, 2002(5) TO OCTOBER 31, 2003......          $11.14         0.19           (0.06)          (0.22)

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $10.77         0.48           (0.53)          (0.51)
APRIL 11, 2005(5) TO MAY 31, 2005(4)..........          $10.61         0.05            0.17           (0.06)

ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $10.77         0.43           (0.51)          (0.48)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $10.93         0.20            0.00(6)        (0.24)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $11.05         0.25            0.21           (0.35)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $11.35         0.25            0.07           (0.36)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $11.25         0.42            0.30           (0.46)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $10.33         0.54            0.92           (0.54)

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $10.77         0.49           (0.53)          (0.53)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $10.93         0.23            0.00(6)        (0.27)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $11.05         0.32            0.21           (0.42)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $11.36         0.34            0.05           (0.44)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $11.26         0.48            0.31           (0.53)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $10.34         0.60            0.93           (0.61)

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $10.77         0.42           (0.49)          (0.48)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $10.93         0.20            0.00(6)        (0.24)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $11.05         0.26            0.21           (0.36)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $11.36         0.28            0.05           (0.38)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $11.26         0.43            0.31           (0.48)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $10.33         0.55            0.95           (0.57)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------


                                                 DISTRIBUTIONS      ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                      FROM NET   NET ASSET  -------------------------------------------------------
                                                      REALIZED   VALUE PER  NET INVESTMENT        GROSS      EXPENSES           NET
                                                         GAINS       SHARE   INCOME (LOSS)     EXPENSES        WAIVED      EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 9.96           4.68%        1.11%       (0.11)%         1.00%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $10.58           4.60%        1.23%       (0.16)%         1.07%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $10.67           4.70%        1.20%       (0.08)%         1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........            0.00      $10.42           5.10%        1.16%       (0.03)%         1.13%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........            0.00      $ 9.54           6.40%        1.15%       (0.03)%         1.12%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........            0.00      $10.80           6.72%        1.29%       (0.14)%         1.15%

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 9.96           5.01%        0.65%       (0.04)%         0.61%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $10.57           5.08%        0.65%       (0.04)%         0.61%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $10.65           5.23%        0.60%       (0.03)%         0.57%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........            0.00      $10.41           5.59%        0.60%       (0.01)%         0.59%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........            0.00      $ 9.53           7.00%        0.59%       (0.01)%         0.58%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........            0.00      $10.79           7.42%        0.49%        0.00%          0.49%
..
INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 9.96           4.65%        1.28%       (0.25)%         1.03%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $10.59           4.62%        1.13%       (0.09)%         1.04%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $10.67           4.78%        1.07%       (0.03)%         1.04%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........            0.00      $10.42           5.20%        1.04%       (0.01)%         1.03%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........            0.00      $ 9.54           6.60%        0.99%        0.00%          0.99%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........            0.00      $10.80           7.03%        0.95%        0.00%          0.95%

GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
JUNE 1, 2005 TO MAY 31, 2006..................           (0.06)     $10.15           3.39%        1.80%       (0.10)%         1.70%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........           (0.12)     $10.77           2.14%        2.30%       (0.04)%         2.26%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........           (0.23)     $10.92           1.65%        2.10%       (0.04)%         2.06%
DECEMBER 26, 2002(5)  TO OCTOBER 31, 2003.....            0.00      $11.05           1.25%        2.17%       (0.06)%         2.11%

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................           (0.06)     $10.15           4.50%        0.88%       (0.18)%         0.70%
APRIL 11, 2005(5)  TO MAY 31, 2005(4).........            0.00      $10.77           3.54%        0.83%       (0.16)%         0.67%

ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................           (0.06)     $10.15           4.14%        1.05%       (0.10)%         0.95%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........           (0.12)     $10.77           3.33%        1.16%       (0.09)%         1.07%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........           (0.23)     $10.93           2.57%        1.18%       (0.06)%         1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........           (0.26)     $11.05           2.33%        1.12%       (0.01)%         1.11%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........           (0.16)     $11.35           3.68%        1.14%       (0.04)%         1.10%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........            0.00      $11.25           4.50%        1.36%       (0.22)%         1.14%

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................           (0.06)     $10.14           4.60%        0.60%       (0.12)%         0.48%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........           (0.12)     $10.77           3.87%        0.58%       (0.05)%         0.53%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........           (0.23)     $10.93           3.19%        0.53%       (0.03)%         0.50%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........           (0.26)     $11.05           2.96%        0.48%        0.00%          0.48%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........           (0.16)     $11.36           4.50%        0.46%       (0.01)%         0.45%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........            0.00      $11.26           5.43%        0.47%        0.00%          0.47%

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................           (0.06)     $10.16           4.06%        1.22%       (0.20)%         1.02%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........           (0.12)     $10.77           3.37%        1.08%       (0.06)%         1.02%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........           (0.23)     $10.93           2.66%        1.06%       (0.03)%         1.03%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........           (0.26)     $11.05           2.55%        0.96%        0.00%          0.96%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........           (0.16)     $11.36           3.85%        0.92%       (0.01)%         0.91%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........            0.00      $11.26           5.08%        0.91%        0.00%          0.91%

                                                                 PORTFOLIO        NET ASSETS AT
                                                      TOTAL       TURNOVER        END OF PERIOD
                                                  RETURN(2)        RATE(3)      (000'S OMITTED)
------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................      (1.33)%           157%           $   13,899
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       1.85%             85%           $   17,440
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       7.29%            133%           $   20,396
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........      14.89%            205%           $   28,663
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........      (5.84)%           412%           $   30,529
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........      10.98%            341%           $   32,041

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................      (0.85)%           157%           $   19,323
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       2.21%             85%           $   74,568
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       7.78%            133%           $   71,061
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........      15.51%            205%           $   76,644
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........      (5.35)%           412%           $   43,487
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........      11.62%            341%           $   31,997

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................      (1.46)%           157%           $  262,325
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       1.95%             85%           $  344,329
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       7.39%            133%           $  432,598
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........      15.00%            205%           $  555,582
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........      (5.71)%           412%           $  683,288
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........      11.10%            341%           $1,292,816

GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------
CLASS C
JUNE 1, 2005 TO MAY 31, 2006..................      (1.48)%           207%            $   1,370
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       1.24%            139%            $   2,257
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       3.20%            390%            $   2,979
DECEMBER 26, 2002(5)  TO OCTOBER 31, 2003.....       1.18%            531%            $   2,925

ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................      (0.49)%           207%            $ 102,434
APRIL 11, 2005(5)  TO MAY 31, 2005(4).........       2.12%            139%            $      60

ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................      (0.74)%           207%            $  60,242
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       1.85%            139%            $  69,267
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       4.27%            390%            $  76,283
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........       2.89%            531%            $ 120,753
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........       6.77%            519%            $ 106,721
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........      14.50%            552%            $  12,371

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................      (0.37)%           207%            $  85,056
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       2.17%            139%            $  90,647
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       4.92%            390%            $  84,366
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........       3.56%            531%            $ 121,767
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........       7.45%            519%            $ 104,607
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........      15.28%            552%            $  76,172

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................      (0.71)%           207%           $  836,567
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       1.87%            139%           $1,162,518
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       4.38%            390%           $1,230,428
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........       2.99%            531%           $2,010,247
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........       6.97%            519%           $2,360,229
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........      14.88%            552%           $1,690,980

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               NET REALIZED
                                                     BEGINNING          NET             AND    DISTRIBUTIONS
                                                     NET ASSET   INVESTMENT      UNREALIZED         FROM NET
                                                     VALUE PER       INCOME  GAIN (LOSS) ON       INVESTMENT
                                                         SHARE       (LOSS)     INVESTMENTS           INCOME
------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 7.63         0.53           0.02            (0.55)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 7.84         0.30          (0.21)           (0.30)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 7.49         0.53           0.35            (0.53)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........          $ 6.31         0.55           1.18            (0.55)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........          $ 7.74         0.77          (1.43)           (0.77)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........          $ 9.67         1.01          (1.93)           (1.01)

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 7.69         0.45           0.13            (0.58)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 7.88         0.33          (0.19)           (0.33)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 7.53         0.58           0.35            (0.58)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $ 6.35         0.61           1.17            (0.60)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $ 7.75         0.82          (1.40)           (0.82)
JULY 31, 2001(5)  TO OCTOBER 31, 2001.........          $ 8.56         0.26          (0.81)           (0.26)

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 7.66         0.41           0.14            (0.55)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 7.86         0.31          (0.20)           (0.31)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 7.51         0.54           0.35            (0.54)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........          $ 6.33         0.57           1.18            (0.57)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........          $ 7.75         0.78          (1.42)           (0.78)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........          $ 9.68         1.03          (1.93)           (1.03)

SHORT-TERM BOND FUND
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 8.62         0.35          (0.13)           (0.37)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 8.77         0.18          (0.14)           (0.19)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 8.81         0.26          (0.01)           (0.29)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........          $ 8.78         0.29           0.07            (0.33)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........          $ 9.40         0.42          (0.60)           (0.44)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........          $ 9.34         0.58           0.06            (0.58)

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 8.63         0.39          (0.14)           (0.40)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 8.78         0.20          (0.14)           (0.21)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 8.82         0.31          (0.01)           (0.34)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........          $ 8.79         0.34           0.08            (0.39)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........          $ 9.40         0.48          (0.59)           (0.50)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........          $ 9.35         0.64           0.05            (0.64)

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 8.62         0.35          (0.13)           (0.37)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 8.77         0.19          (0.14)           (0.20)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 8.81         0.27          (0.01)           (0.30)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........          $ 8.78         0.29           0.09            (0.35)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........          $ 9.39         0.44          (0.59)           (0.46)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........          $ 9.34         0.60           0.05            (0.60)

SHORT-TERM HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 8.51         0.43          (0.02)           (0.43)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 8.69         0.22          (0.18)           (0.22)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 8.66         0.39           0.03            (0.39)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........          $ 8.28         0.46           0.38            (0.46)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........          $ 8.93         0.60          (0.65)           (0.60)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $ 9.88         0.79          (0.95)           (0.79)

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 8.52         0.44          (0.03)           (0.44)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 8.69         0.22          (0.17)           (0.22)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 8.66         0.40           0.03            (0.40)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........          $ 8.29         0.47           0.37            (0.47)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........          $ 8.93         0.61          (0.64)           (0.61)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........          $ 9.88         0.82          (0.95)           (0.82)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                 DISTRIBUTIONS      ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                      FROM NET   NET ASSET  -------------------------------------------------------
                                                      REALIZED   VALUE PER  NET INVESTMENT        GROSS      EXPENSES           NET
                                                         GAINS       SHARE   INCOME (LOSS)     EXPENSES        WAIVED      EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 7.63           6.39%        1.17%       (0.30)%         0.87%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $ 7.63           6.59%        1.20%       (0.14)%         1.06%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $ 7.84           6.90%        1.20%       (0.07)%         1.13%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........            0.00      $ 7.49           7.74%        1.15%       (0.04)%         1.11%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........            0.00      $ 6.31          10.45%        1.20%       (0.07)%         1.13%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........            0.00      $ 7.74          11.31%        1.61%       (0.48)%         1.13%

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 7.70           5.83%        0.77%       (0.34)%         0.43%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $ 7.69           7.20%        0.51%       (0.09)%         0.42%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $ 7.88           7.58%        0.47%       (0.03)%         0.44%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........            0.00      $ 7.53           8.60%        0.45%        0.00%          0.45%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........            0.00      $ 6.35          11.03%        0.46%        0.00%          0.46%
JULY 31, 2001(5)  TO OCTOBER 31, 2001.........            0.00      $ 7.75          12.93%        0.49%        0.00%          0.49%

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 7.66           5.41%        1.34%       (0.48)%         0.86%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $ 7.66           6.71%        1.08%       (0.13)%         0.95%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $ 7.86           7.06%        1.00%       (0.04)%         0.96%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........            0.00      $ 7.51           8.09%        0.94%        0.00%          0.94%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........            0.00      $ 6.33          10.62%        0.97%        0.00%          0.97%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........            0.00      $ 7.75          11.48%        0.90%        0.00%          0.90%

SHORT-TERM BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 8.47           4.14%        1.09%       (0.24)%         0.85%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $ 8.62           3.53%        1.18%       (0.14)%         1.04%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $ 8.77           2.96%        1.19%       (0.07)%         1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........            0.00      $ 8.81           3.14%        1.15%       (0.02)%         1.13%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........            0.00      $ 8.78           4.66%        1.16%       (0.03)%         1.13%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........            0.00      $ 9.40           5.47%        1.34%       (0.21)%         1.13%

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 8.48           4.54%        0.64%       (0.16)%         0.48%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $ 8.63           4.07%        0.60%       (0.07)%         0.53%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $ 8.78           3.56%        0.54%       (0.03)%         0.51%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........            0.00      $ 8.82           3.78%        0.51%        0.00%          0.51%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........            0.00      $ 8.79           5.35%        0.48%        0.00%          0.48%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........            0.00      $ 9.40           6.57%        0.44%        0.00%          0.44%

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 8.47           4.10%        1.26%       (0.36)%         0.90%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $ 8.62           3.70%        1.01%       (0.12)%         0.89%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $ 8.77           3.11%        0.99%       (0.03)%         0.96%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........            0.00      $ 8.81           3.39%        0.94%       (0.01)%         0.93%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........            0.00      $ 8.78           4.94%        0.90%        0.00%          0.90%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........            0.00      $ 9.39           6.23%        0.87%        0.00%          0.87%

SHORT-TERM HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 8.49           5.05%        1.20%       (0.25)%         0.95%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $ 8.51           4.32%        1.23%       (0.14)%         1.09%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $ 8.69           4.54%        1.20%       (0.08)%         1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........            0.00      $ 8.66           5.23%        1.16%       (0.04)%         1.12%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........            0.00      $ 8.28           6.82%        1.18%       (0.06)%         1.12%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........            0.00      $ 8.93           7.95%        1.30%       (0.17)%         1.13%

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................            0.00      $ 8.49           5.15%        1.37%       (0.51)%         0.86%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........            0.00      $ 8.52           4.41%        1.15%       (0.14)%         1.01%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........            0.00      $ 8.69           4.68%        1.03%       (0.04)%         0.99%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........            0.00      $ 8.66           5.48%        0.98%       (0.01)%         0.97%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........            0.00      $ 8.29           7.18%        0.93%       (0.01)%         0.92%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........            0.00      $ 8.93           8.45%        0.84%        0.00%          0.84%

                                                                 PORTFOLIO        NET ASSETS AT
                                                     TOTAL        TURNOVER        END OF PERIOD
                                                    RETURN(2)        RATE(3)     (000'S OMITTED)
-----------------------------------------------------------------------------------------------
HIGH INCOME FUND
-----------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................        7.34%            98%           $  113,433
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........        1.16%            52%           $   17,681
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       12.11%           133%           $   22,315
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........       28.39%           172%           $   29,587
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       (9.44)%          120%           $   17,257
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........      (10.28)%          114%           $   14,821

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................        7.96%            98%           $    3,208
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........        1.77%            52%           $    3,108
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       12.85%           133%           $   24,436
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........       29.11%           172%           $   41,891
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........       (8.38)%          120%           $   47,281
JULY 31, 2001(5)  TO OCTOBER 31, 2001.........       (6.52)%          114%           $   13,626

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................        7.36%            98%           $  208,482
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........        1.35%            52%           $  246,538
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       12.26%           133%           $  300,358
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........       28.55%           172%           $  441,931
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       (9.14)%          120%           $  438,858
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........      (10.05)%          114%           $  846,866

SHORT-TERM BOND FUND
-----------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................        2.60%            28%           $    6,035
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........        0.45%            14%           $    8,142
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........        2.87%            37%           $   10,240
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........        4.19%            97%           $   14,203
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       (1.89)%          154%           $    9,369
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........        6.93%           129%           $    9,657

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................        2.98%            28%           $   66,350
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........        0.76%            14%           $   51,426
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........        3.50%            37%           $   49,940
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........        4.84%            97%           $   67,391
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       (1.14)%          154%           $   55,474
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........        7.57%           129%           $   71,474

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................        2.55%            28%           $  396,633
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........        0.53%            14%           $  505,613
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........        3.05%            37%           $  516,105
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........        4.40%            97%           $  723,273
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       (1.56)%          154%           $  933,238
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........        7.11%           129%           $1,348,372

SHORT-TERM HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------
ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................        4.94%            60%           $   30,637
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........        0.47%            31%           $   40,297
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........        4.96%            71%           $   55,553
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........       10.35%           117%           $   73,487
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       (0.68)%           86%           $   27,751
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........       (1.92)%           73%           $   17,544

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................        4.90%            60%           $  100,379
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........        0.63%            31%           $  127,171
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........        5.08%            71%           $  164,928
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........       10.38%           117%           $  268,015
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       (0.42)%           86%           $  200,429
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........       (1.64)%           73%           $  348,277

WELLS FARGO ADVANTAGE INCOME FUNDS                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               NET REALIZED
                                                     BEGINNING          NET             AND    DISTRIBUTIONS
                                                     NET ASSET   INVESTMENT      UNREALIZED         FROM NET
                                                     VALUE PER       INCOME  GAIN (LOSS) ON       INVESTMENT
                                                         SHARE       (LOSS)     INVESTMENTS           INCOME
------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 9.16         0.41           (0.05)          (0.43)
APRIL 11, 2005(5)  TO MAY 31, 2005(4).........          $ 9.16         0.05            0.00(6)        (0.05)

ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 9.17         0.39           (0.02)          (0.42)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 9.21         0.16           (0.02)          (0.18)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 9.33         0.20           (0.07)          (0.25)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $ 9.41         0.24           (0.01)          (0.31)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $ 9.82         0.34           (0.35)          (0.40)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $ 9.88         0.55           (0.05)          (0.56)

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 9.17         0.43           (0.02)          (0.46)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 9.21         0.19           (0.02)          (0.21)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 9.33         0.24           (0.04)          (0.32)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........          $ 9.41         0.29            0.01           (0.38)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........          $ 9.82         0.36           (0.29)          (0.48)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........          $ 9.87         0.62           (0.04)          (0.63)

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................          $ 9.17         0.38           (0.02)          (0.41)
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........          $ 9.22         0.17           (0.03)          (0.19)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........          $ 9.34         0.22           (0.06)          (0.28)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........          $ 9.42         0.25            0.01           (0.34)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........          $ 9.82         0.35           (0.32)          (0.43)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........          $ 9.88         0.58           (0.05)          (0.59)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                          WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                DISTRIBUTIONS      ENDING         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     FROM NET   NET ASSET   -------------------------------------------------------
                                                     REALIZED   VALUE PER   NET INVESTMENT        GROSS      EXPENSES           NET
                                                        GAINS       SHARE    INCOME (LOSS)     EXPENSES        WAIVED      EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................           0.00       $ 9.09           4.51%        0.88%       (0.28)%         0.60%
APRIL 11, 2005(5)  TO MAY 31, 2005(4).........           0.00       $ 9.16           3.35%        0.83%       (0.24)%         0.59%

ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................           0.00       $ 9.12           4.23%        1.06%       (0.26)%         0.80%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........           0.00       $ 9.17           2.98%        1.15%       (0.12)%         1.03%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........           0.00       $ 9.21           2.25%        1.17%       (0.05)%         1.12%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........           0.00       $ 9.33           2.37%        1.12%        0.00%          1.12%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........           0.00       $ 9.41           3.55%        1.11%       (0.01)%         1.10%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........           0.00       $ 9.82           4.93%        1.16%       (0.03)%         1.13%

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................           0.00       $ 9.12           4.65%        0.61%       (0.26)%         0.35%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........           0.00       $ 9.17           3.60%        0.51%       (0.09)%         0.42%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........           0.00       $ 9.21           2.99%        0.41%       (0.03)%         0.38%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........           0.00       $ 9.33           3.16%        0.37%        0.00%          0.37%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........           0.00       $ 9.41           4.36%        0.36%       (0.01)%         0.35%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........           0.00       $ 9.82           6.09%        0.36%        0.00%          0.36%

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................           0.00       $ 9.12           4.17%        1.23%       (0.39)%         0.84%
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........           0.00       $ 9.17           3.14%        0.99%       (0.12)%         0.87%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........           0.00       $ 9.22           2.49%        0.89%       (0.03)%         0.86%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........           0.00       $ 9.34           2.70%        0.85%       (0.01)%         0.84%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........           0.00       $ 9.42           3.87%        0.82%        0.00%          0.82%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........           0.00       $ 9.82           5.75%        0.79%        0.00%          0.79%

                                                                 PORTFOLIO        NET ASSETS AT
                                                     TOTAL        TURNOVER        END OF PERIOD
                                                    RETURN(2)        RATE(3)     (000'S OMITTED)
-----------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND
-----------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................       4.03%             26%           $    6,114
APRIL 11, 2005(5)  TO MAY 31, 2005(4).........       0.53%             17%           $      161

ADVISOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................       4.06%             26%           $   50,913
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       1.55%             17%           $   59,097
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       1.45%             26%           $   87,760
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........       2.49%             94%           $  145,769
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........      (0.06)%            50%           $   97,990
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........       5.12%             70%           $   81,827

INSTITUTIONAL CLASS
JUNE 1, 2005 TO MAY 31, 2006..................       4.53%             26%           $   48,259
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       1.90%             17%           $   56,560
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       2.19%             26%           $   59,624
NOVEMBER 1, 2002 TO OCTOBER 31, 2003..........       3.26%             94%           $  213,690
NOVEMBER 1, 2001 TO OCTOBER 31, 2002..........       0.71%             50%           $  302,379
NOVEMBER 1, 2000 TO OCTOBER 31, 2001..........       6.03%             70%           $  783,961

INVESTOR CLASS
JUNE 1, 2005 TO MAY 31, 2006..................       4.02%             26%           $  810,961
NOVEMBER 1, 2004 TO MAY 31, 2005(4)...........       1.51%             17%           $1,006,961
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .........       1.71%             26%           $1,277,777
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .........       2.77%             94%           $1,994,266
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .........       0.33%             50%           $2,092,448
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .........       5.47%             70%           $2,989,665

WELLS FARGO ADVANTAGE INCOME FUNDS                 NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)   In 2005, the Fund changed its fiscal year-end from October 31 to May 31.

(5)   Commencement of operations.

(6)   Amount calculated is less than $0.005.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund. Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                   Before Reorganization             After Reorganization
                                           --------------------------------------    ---------------------
                                                        Target Funds                    Acquiring Fund
----------------------------------------------------------------------------------------------------------
                                           STRONG SHORT-TERM    STRONG SHORT-TERM    WELLS FARGO ADVANTAGE
Fund                                           INCOME FUND          BOND FUND*       SHORT-TERM BOND FUND
----------------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         0               979,755                979,755
----------------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS                                   0             5,941,048              5,941,048
----------------------------------------------------------------------------------------------------------
  INVESTOR CLASS                                6,002,996            53,271,531             60,148,795
----------------------------------------------------------------------------------------------------------
Net Assets:
----------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         0         $   8,432,342          $   8,432,342
----------------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS                                   0            51,177,795             51,177,795
----------------------------------------------------------------------------------------------------------
  INVESTOR CLASS                             $ 59,185,007           458,449,144            517,634,151
----------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)          ($226,619)          ($1,975,269)           ($2,201,888)
----------------------------------------------------------------------------------------------------------
Accumulated net realized losses                 ($425,633)        ($151,537,312)         ($151,962,945)
----------------------------------------------------------------------------------------------------------

* DESIGNATES THE ACCOUNTING SURVIVOR.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                        Acquiring Funds                                                            Target Funds
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE CORPORATE BOND FUND ADVISOR CLASS                                     STRONG CORPORATE BOND FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE CORPORATE BOND FUND INSTITUTIONAL CLASS                         STRONG CORPORATE BOND FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE CORPORATE BOND FUND INVESTOR CLASS                                   STRONG CORPORATE BOND FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND CLASS C                                   STRONG GOVERNMENT SECURITIES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND ADMINISTRATOR CLASS (NEW)                                            NOT APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND ADVISOR CLASS                       STRONG GOVERNMENT SECURITIES FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND INSTITUTIONAL CLASS           STRONG GOVERNMENT SECURITIES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND INVESTOR CLASS                     STRONG GOVERNMENT SECURITIES FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE HIGH INCOME FUND ADVISOR CLASS                                       STRONG HIGH-YIELD BOND FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE HIGH INCOME FUND INSTITUTIONAL CLASS                           STRONG HIGH-YIELD BOND FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE HIGH INCOME FUND INVESTOR CLASS                                     STRONG HIGH-YIELD BOND FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND ADVISOR CLASSSTRONG              SHORT-TERM HIGH YIELD BOND FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND INVESTOR CLASSSTRONG            SHORT-TERM HIGH YIELD BOND FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME FUNDS     NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               Acquiring Funds                                                    Target Funds
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND ADVISOR CLASS                   STRONG ULTRA SHORT-TERM INCOME FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND ADMINISTRATOR CLASS (NEW)                                          NOT APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND INSTITUTIONAL CLASS       STRONG ULTRA SHORT-TERM INCOME FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND INVESTOR CLASS                 STRONG ULTRA SHORT-TERM INCOME FUND INVESTOR CLASS

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

      Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At May 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                   Undistributed Net    Undistributed Net     Paid-in
Fund                               Investment Income    Realized Gain/Loss    Capital
-------------------------------------------------------------------------------------
CORPORATE BOND FUND                  $    14,680          $   (14,680)        $   0
-------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND             5,583,914           (5,583,383)         (531)
-------------------------------------------------------------------------------------
HIGH INCOME FUND                       4,183,370           (4,183,370)            0
-------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                     832,874             (832,889)           15
-------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND          (24,914)              24,914             0
-------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND           3,016,663           (3,016,660)           (3)

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2006.

      At May 31, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                  Capital Loss
Fund                                Year Expires                  Carryforwards
-------------------------------------------------------------------------------
CORPORATE BOND FUND                     2010                      $ 130,791,795
-------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND              2014                          2,498,901
-------------------------------------------------------------------------------
HIGH INCOME FUND                        2007                          2,505,751
                                        2008                          9,294,748
                                        2009                         78,272,914
                                        2010                        279,017,279
                                        2011                         28,016,734
-------------------------------------------------------------------------------
SHORT-TERM BOND FUND                    2007                         17,351,674
                                        2009                        109,813,638
                                        2010                          2,145,251
                                        2011                            263,758
                                        2013                            417,163
                                        2014                            764,108

WELLS FARGO ADVANTAGE INCOME FUNDS     NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  Capital Loss
Fund                                Year Expires                  Carryforwards
-------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND         2008                      $     495,102
                                        2009                          5,798,551
                                        2010                         65,207,342
-------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND            2007                          4,074,382
                                        2008                         17,640,972
                                        2009                         17,899,192
                                        2010                        171,970,363
                                        2011                         21,629,987
                                        2012                         11,899,310

      At May 31, 2006, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                                    Deferred
                                                                  Post-October
Fund                                                              Capital Loss
-------------------------------------------------------------------------------
CORPORATE BOND FUND                                               $   1,368,867
-------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND                                           19,654,211
-------------------------------------------------------------------------------
HIGH INCOME FUND                                                     10,613,243
-------------------------------------------------------------------------------
SHORT-TERM BOND FUND                                                  1,858,681
-------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND                                           6,820
-------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND                                            270,153

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2006, the following Fund(s) held futures contracts:

                                                                                                            Net Unrealized
                                                                                                             Appreciation
Fund                            Contracts             Type              Expiration Date   Notional Amount   (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND              13 Short   2-Year US Treasury Notes    September 2006     $  2,637,160       $    4,683
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND              46 Short   5-Year US Treasury Notes    September 2006        4,740,946           25,085
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND             135 Short   10-Year US Treasury Notes   September 2006       14,121,912           42,541
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND              59 Short       US Treasury Bonds       September 2006        6,218,138           48,768
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND       82 Short   2-Year US Treasury Notes    September 2006       16,635,221           28,717
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND       618 Long   5-Year US Treasury Notes    September 2006       64,224,677         (194,083)
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND       441 Long   10-Year US Treasury Notes   September 2006       46,369,231          (98,684)
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND             100 Long   2-Year US Treasury Notes       June 2006         20,423,609         (111,109)
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND            100 Short   2-Year US Treasury Notes       June 2006         20,289,217           23,283
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND             158 Long   2-Year US Treasury Notes    September 2006       32,142,215          (33,652)
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND             285 Long   5-Year US Treasury Notes    September 2006       29,618,176          (89,504)
--------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND    365 Short   2-Year US Treasury Notes    September 2006       74,045,863          128,982
--------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND    353 Short   5-Year US Treasury Notes    September 2006       36,381,609          192,500
--------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of securities loaned plus any accrual interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank N.A. received 35% of the revenue earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at May 31, 2006, are shown on the Statements of Assets and Liabilities.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values. At May 31, 2006, the Income Funds had no open swap contracts.

TERM LOANS

      The Funds may invest in term loans. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower. There could be potential loss to the Fund in the event of default by the borrower.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

WELLS FARGO ADVANTAGE INCOME FUNDS     NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser are entitled to be paid a monthly fee at the following annual rates:

                                                                                                             Subadvisory
                                                     Advisory Fees                                           Fees* (% of
                                  Average Daily      (% of Average                       Average Daily      Average Daily
Fund                                Net Assets     Daily Net Assets)    Subadviser         Net Assets        Net Assets)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND           First $500 million         0.450         Wells Capital   First $100 million       0.200
                               Next $500 million         0.400            Management    Next $200 million       0.175
                                 Next $2 billion         0.350          Incorporated    Next $200 million       0.150
                                 Next $2 billion         0.325                          Over $500 million       0.100
                                  Over $5 billon         0.300
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND    First $500 million         0.450         Wells Capital   First $100 million       0.200
                               Next $500 million         0.400            Management    Next $200 million       0.175
                                 Next $2 billion         0.350          Incorporated    Next $200 million       0.150
                                 Next $2 billion         0.325                          Over $500 million       0.100
                                  Over $5 billon         0.300
-------------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND              First $500 million         0.550         Wells Capital   First $100 million       0.350
                               Next $500 million         0.500            Management    Next $200 million       0.300
                                 Next $2 billion         0.450          Incorporated    Next $200 million       0.250
                                 Next $2 billion         0.425                          Over $500 million       0.200
                                  Over $5 billon         0.400
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND          First $500 million         0.450         Wells Capital   First $100 million       0.150
                               Next $500 million         0.400            Management    Next $200 million       0.100
                                 Next $2 billion         0.350          Incorporated    Over $300 million       0.050
                                 Next $2 billion         0.325
                                  Over $5 billon         0.300
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD         First $500 million         0.550         Wells Capital   First $100 million       0.350
BOND FUND                      Next $500 million         0.500            Management    Next $200 million       0.300
                                 Next $2 billion         0.450          Incorporated    Next $200 million       0.250
                                 Next $2 billion         0.425                          Over $500 million       0.200
                                  Over $5 billon         0.400
-------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM              First $500 million         0.450         Wells Capital   First $100 million       0.150
INCOME FUND                    Next $500 million         0.400            Management    Next $200 million       0.100
                                 Next $2 billion         0.350          Incorporated    Over $300 million       0.050
                                 Next $2 billion         0.325
                                 Over $5 billion         0.300

* EFFECTIVE JANUARY 1, 2006. PRIOR TO JANUARY 1, 2006, THE INVESTMENT SUBADVISER(S) LISTED BELOW WERE ENTITLED TO BE PAID A MONTHLY FEE AT THE FOLLOWING RATES:

                                                                                           Subadvisory Fees
                                                                                             (% of Average
Fund                                      Subadviser           Average Daily Net Assets    Daily Net Assets)
------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND                Wells Capital Management       First $400 million             0.200
                                         Incorporated              Next $400 million             0.175
                                                                    Over $800 millon             0.150
------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND         Wells Capital Management       First $400 million             0.200
                                         Incorporated              Next $400 million             0.175
                                                                    Over $800 millon             0.150

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                           Subadvisory Fees
                                                                                             (% of Average
Fund                                      Subadviser           Average Daily Net Assets    Daily Net Assets)
------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND                   Wells Capital Management       First $400 million             0.200
                                         Incorporated              Next $400 million             0.175
                                                                    Over $800 millon             0.150
------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND               Wells Capital Management       First $200 million             0.200
                                         Incorporated              Next $200 million             0.175
                                                                    Over $400 millon             0.150
------------------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND    Wells Capital Management       First $400 million             0.200
                                         Incorporated              Next $400 million             0.175
                                                                    Over $800 millon             0.150
------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND       Wells Capital Management       First $200 million             0.200
                                         Incorporated              Next $200 million             0.175
                                                                    Over $400 millon             0.150

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                            Administration Fees
                                     Average Daily             (% of Average
                                      Net Assets             Daily Net Assets)
-------------------------------------------------------------------------------
FUND LEVEL                         First $5 billion                0.05
                                    Next $5 billion                0.04
                                   Over $10 billion                0.03
-------------------------------------------------------------------------------
CLASS C                            All asset levels                0.28
-------------------------------------------------------------------------------
ADMINISTRATOR CLASS                All asset levels                0.10
-------------------------------------------------------------------------------
ADVISOR CLASS 1,2                  All asset levels                0.28
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS                All asset levels                0.08
-------------------------------------------------------------------------------
INVESTOR CLASS 1,2                 All asset levels                0.45

1 THE CLASS-LEVEL ADMINISTRATION FEE IS REDUCED BY 0.05% FOR THE ADVISOR CLASS AND INVESTOR CLASS SHARES OF THE SHORT-TERM HIGH YIELD BOND FUND.

2 THE CLASS-LEVEL ADMINISTRATION FEE IS REDUCED BY 0.05% FOR THE ADVISOR CLASS AND INVESTOR CLASS SHARES OF THE HIGH INCOME FUND.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                 % of Average
                                                               Daily Net Assets
-------------------------------------------------------------------------------
ALL INCOME FUNDS                                                     0.02
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                 % of Average
Share Class                                                    Daily Net Assets
-------------------------------------------------------------------------------
CLASS C, ADMINISTRATOR CLASS, ADVISOR CLASS AND
   INVESTOR CLASS                                                    0.25
-------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME FUNDS     NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      For the period ended May 31, 2006, shareholder servicing fees paid were as follows:

Fund                               Class C   Administrator Class   Advisor Class   Investor Class
-------------------------------------------------------------------------------------------------
CORPORATE BOND FUND                    N/A              N/A          $  40,213       $  761,751
-------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND         $ 4,359        $ 167,401            163,675        2,482,488
-------------------------------------------------------------------------------------------------
HIGH INCOME FUND                       N/A              N/A            104,034          566,057
-------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                   N/A              N/A             16,863        1,123,775
-------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND        N/A              N/A             89,156          286,037
-------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND           N/A            9,314            133,971        2,236,334

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended May 31, 2006, distribution fees paid are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended May 31, 2006, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios during the period were as follows:

                                                   Net Operating Expense Ratios
Fund                               Class C   Administrator   Advisor   Institutional   Investor
-----------------------------------------------------------------------------------------------
CORPORATE BOND FUND                    N/A        N/A         1.00%        0.61%        1.03%
-----------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND            1.70%      0.70%        0.95%        0.48%        1.00%*
-----------------------------------------------------------------------------------------------
HIGH INCOME FUND                       N/A        N/A         0.86%*       0.43%        0.86%
-----------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                   N/A        N/A         0.85%        0.48%        0.90%
-----------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND        N/A        N/A         0.86%*        N/A         0.86%
-----------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND           N/A       0.60%        0.80%        0.35%        0.84%

* EFFECTIVE OCTOBER 1, 2005. PRIOR TO OCTOBER 1, 2005, THE NET OPERATING EXPENSE RATIO IN EFFECT FOR THE GOVERNMENT SECURITIES FUND INVESTOR CLASS WAS 1.05%, THE NET OPERATING EXPENSE RATIO FOR THE HIGH INCOME FUND ADVISOR CLASS WAS 0.91%, AND THE NET OPERATING EXPENSE RATIO FOR THE SHORT-TERM HIGH YIELD BOND FUND ADVISOR CLASS WAS 1.10%.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended May 31, 2006, were as follows:

Fund                                Purchases at Cost           Sales Proceeds
-------------------------------------------------------------------------------
CORPORATE BOND FUND                 $   551,241,377             $   663,294,852
-------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND            2,693,260,794               2,640,902,295
-------------------------------------------------------------------------------
HIGH INCOME FUND                        316,135,760                 257,696,466
-------------------------------------------------------------------------------
SHORT-TERM BOND FUND                    154,921,547                 142,687,707
-------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND          85,862,988                 101,936,803
-------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND            338,689,523                 250,146,014

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)     WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended May 31, 2006, there were no borrowings by the Income Funds under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended May 31, 2006, and May 31, 2005, was as follows:

                                                       Long-Term     Dividends Paid
                                    Ordinary Income   Capital Gain   on Redemption       Total
Fund                                     2006             2006            2006            2006
--------------------------------------------------------------------------------------------------
CORPORATE BOND FUND                  $ 16,861,065       $        0       $ 0         $ 16,861,065
--------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND             59,258,982        2,745,236         0            62,004,218
--------------------------------------------------------------------------------------------------
HIGH INCOME FUND                       19,271,225                0         0            19,271,225
--------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                   22,456,603                0         0            22,456,603
--------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND         7,664,271                0         0             7,664,271
--------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND           45,119,524                0         0            45,119,524

                                                       Long-Term     Dividends Paid
                                    Ordinary Income   Capital Gain   on Redemption       Total
Fund                                     2005             2005            2005            2005
--------------------------------------------------------------------------------------------------
CORPORATE BOND FUND                  $ 12,773,855       $        0       $ 0          $ 12,773,855
--------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND             44,884,401                0         0            44,884,401
--------------------------------------------------------------------------------------------------
HIGH INCOME FUND                       11,778,710                0         0            11,778,710
--------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                   12,579,112                0         0            12,579,112
--------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND         5,092,345                0         0             5,092,345
--------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND           25,781,497                0         0            25,781,497

      As of May 31, 2006, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales and cost basis adjustments related to premium amortization (only to funds that have elected not to amortize premium for tax purposes).

                                   Undistributed   Undistributed     Unrealized
                                     Ordinary        Long-Term      Appreciation    Capital Loss
Fund                                  Income           Gain        (Depreciation)   Carryforward*       Total
-----------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND                  $112,201          $ 0         $   (7,874,322)  $(132,160,661)  $(139,922,782)
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND            260,092            0            (29,048,527)    (22,153,112)    (50,941,547)
-----------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND                      961,079            0               (697,364)   (407,720,669)   (407,456,954)
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND                  228,972            0             (8,215,411)   (132,614,273)   (140,600,712)
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND        90,869            0               (928,399)    (71,507,816)    (72,345,346)
-----------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND          386,684            0            (31,705,853)   (245,384,359)   (276,703,528)

* THIS AMOUNT INCLUDES THE POST-OCTOBER LOSS, WHICH WILL REVERSE ON THE FIRST DAY OF THE FOLLOWING FISCAL YEAR.

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

                                         REPORT OF INDEPENDENT REGISTERED PUBLIC
WELLS FARGO ADVANTAGE INCOME FUNDS                               ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund, six of the Funds constituting the Wells Fargo Funds Trust (collectively the "Funds"), as of May 31, 2006, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for the year ended May 31, 2006 and the period ended May 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund for the years or period ended October 31, 2004 and prior, were audited by other auditors. Those auditors expressed unqualified opinions on those financial statements and financial highlights in their reports dated December 6, 2004.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2006, the results of their operations, changes in their net assets, and their financial highlights for the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
July 21, 2006

OTHER INFORMATION (UNAUDITED)                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

      Pursuant to Section 871(k)(1)(C) of the Code, the Funds designate the following amount(s) as interest-related dividends:

                                                               Interest-Related
Fund                                                              Dividends
-------------------------------------------------------------------------------
CORPORATE BOND FUND                                              $14,114,733
-------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND                                        51,752,902
-------------------------------------------------------------------------------
HIGH INCOME FUND                                                  16,816,832
-------------------------------------------------------------------------------
SHORT-TERM BOND FUND                                              20,985,615
-------------------------------------------------------------------------------
SHORT-TERM HIGH YIELD BOND FUND                                    5,257,280
-------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND                                      42,134,708

      Pursuant to Section 852(b)(3) of the Code, the following Fund designates the amount listed below as a long-term capital gain dividend for the year ended May 31, 2006:

                                                                 Capital Gain
Fund                                                               Dividend
-------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND                                        $2,745,236
-------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INCOME FUNDS                 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987      Chair of Finance, Wake Forest   None
63                                                 University, since 2006.
                                                   Benson-Pruitt Professorship,
                                                   Wake Forest University,
                                                   Calloway School of Business
                                                   and Accountancy, since 1999.
------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998      Chairman, CEO, and Co-          None
63                        (Chairman, since 2005)   Founder of Crystal Geyser
                                                   Water Company, and President
                                                   of Crystal Geyser Roxane
                                                   Water Company.
------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987      Retired. Prior thereto,         None
72                                                 President of Richard M. Leach
                                                   Associates (a financial
                                                   consulting firm).
------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006      Professor of Insurance and      None
53                                                 Risk Management, Wharton
                                                   School, University of
                                                   Pennsylvania. Director of the
                                                   Boettner Center on Pensions
                                                   and Retirement. Research
                                                   Associate and Board Member,
                                                   Penn Aging Research Center.
                                                   Research Associate, National
                                                   Bureau of Economic Research.
------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996      Senior Counselor to the         None
54                                                 public relations firm of
                                                   Himle-Horner, and Senior
                                                   Fellow at the Humphrey
                                                   Institute, Minneapolis,
                                                   Minnesota (a public policy
                                                   organization).
------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996      Principal of the law firm of    None
65                                                 Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987      Private Investor/Real Estate    None
61                                                 Developer. Prior thereto,
                                                   Chairman of White Point
                                                   Capital, LLC until 2005.
------------------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of     None
47                                                 Wells Fargo Bank, N.A. and
                                                   President of Wells Fargo
                                                   Funds Management, LLC. Senior
                                                   Vice President and Chief
                                                   Administrative Officer of
                                                   Wells Fargo Funds Management,
                                                   LLC from 2001 to 2003.
------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000    Vice President and Managing     None
46                                                 Senior Counsel of Wells Fargo
                                                   Bank, N.A. and Senior Vice
                                                   President and Secretary of
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and
                                                   Senior Counsel of Wells Fargo
                                                   Bank, N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006    Vice President of Wells Fargo   None
32                                                 Bank, N.A. and Vice President
                                                   of Financial Operations for
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and Group
                                                   Finance Officer of Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   from 2004 to 2006. Vice
                                                   President of Portfolio Risk
                                                   Management for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   in 2004. Vice President of
                                                   Portfolio Research and
                                                   Analysis for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   from 2001 to 2004. Director
                                                   of Small Business Services
                                                   Risk Management for American
                                                   Express Travel Related
                                                   Services from 2000 to 2001.
------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance         Chief Compliance Officer of     None
44                        Officer, since 2004      Wells Fargo Funds Management,
                                                   LLC since 2004 and Compliance
                                                   Officer of Wells Fargo Funds
                                                   Management, LLC from 1999 to
                                                   2002. In 2002 Ms. Peters left
                                                   Wells Fargo Funds Management,
                                                   LLC to pursue personal goals.
------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of May 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE INCOME FUNDS                 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

CORPORATE BOND FUND, GOVERNMENT SECURITIES FUND, HIGH INCOME FUND, SHORT-TERM BOND FUND, SHORT-TERM HIGH YIELD BOND FUND AND ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (the "Funds"); and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment subadvisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 31, 2006, meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions for discussions about these continuations and approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also reviewed and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel, including, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and Wells Capital Management. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and Wells Capital Management's compensation programs for personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as Wells Capital Management.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. The Board also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of each Fund, except for the Short-Term High Yield Bond Fund, was better than, or not appreciably below, the median performance of each Fund's Peer Group for most time

OTHER INFORMATION (UNAUDITED)                 WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

periods. The Board then noted that the performance for the Short-Term High Yield Bond Fund was lower than the median performance of its Peer Group for most time periods, but noted that the investment style of its Peer Group was not identical to the Fund's investment style as the Peer Group included high yield bond funds of all maturities and durations and no other such funds invested primarily in the short portion of the yield curve.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

      The Board noted that the net operating expense ratios of the High Income Fund and Short-Term High Yield Bond Fund were lower than, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio. The Board noted that the net operating expense ratios for certain classes of the Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund were higher than their Peer Groups' median net operating expense ratios, but the Board further noted that the Advisory Agreement Rates (as defined below) were within a reasonable range of the median rates of each Fund's Peer Group.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the respective Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's respective Peer Group. The Board also concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses (including Wells Capital Management) of providing services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationships with the Funds was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scales with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

WELLS FARGO ADVANTAGE INCOME FUNDS                 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

      The Board also considered the effectiveness of the policies of the Funds in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management and Wells Capital Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board has conferred with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

LIST OF ABBREVIATIONS                         WELLS FARGO ADVANTAGE INCOME FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO This report and the financial statements ADVANTAGE FUNDS (SM) is available contained herein are submitted for the
free upon request. To obtain           general  information of the  shareholders
literature, please write, e-mail, of WELLS FARGO ADVANTAGE FUNDS. If this visit the Funds' Web site, or call: report is used for promotional purposes,
                                       distribution   of  the  report   must  be
WELLS FARGO ADVANTAGE FUNDS            accompanied  or  preceded  by  a  current
P.O. Box 8266                          prospectus.  For a prospectus  containing
Boston, MA 02266-8266                  more  complete   information,   including
                                       charges and expenses, call 1-800-222-8222
E-mail: wfaf@wellsfargo.com            or   visit   the   Funds'Web    site   at
Web site:                              www.wellsfargo.com/advantagefunds. Please
www.wellsfargo.com/advantagefunds      consider the investment objective, risks,
Retail Investment Professionals:       charges and  expenses  of the  investment
1-888-877-9275                         carefully  before  investing.   This  and
Institutional Investment               other   information   about  WELLS  FARGO
Professionals: 1- 866-765-0778         ADVANTAGE  FUNDS  can  be  found  in  the
                                       current  prospectus.  Read the prospectus
                                       carefully   before  you  invest  or  send
                                       money.

                                       Wells  Fargo  Funds  Management,  LLC,  a
                                       wholly owned  subsidiary of Wells Fargo &
                                       Company, provides investment advisory and
                                       administrative  services  for WELLS FARGO
                                       ADVANTAGE  FUNDS.   Other  affiliates  of
                                       Wells    Fargo    &    Company    provide
                                       sub-advisory  and other  services for the
                                       Funds. The Funds are distributed by WELLS
                                       FARGO  FUNDS  DISTRIBUTOR,   LLC,  Member
                                       NASD/SIPC,  an affiliate of Wells Fargo &
                                       Company.

            ---------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds         RT57807 07-06
Advantage Funds, LLC.                                           AINL/AR104 05-06
All rights reserved.

                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                          MAY 31, 2006

                                                     ANNUAL REPORT

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS((SM))

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio(SM)

Wells Fargo Advantage WealthBuilder Equity Portfolio(SM)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio(SM)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio(SM)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio(SM)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio(SM)

                                  WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders.....................................................    1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   WealthBuilder Conservative Allocation Portfolio.........................    2
   WealthBuilder Equity Portfolio..........................................    4
   WealthBuilder Growth Allocation Portfolio...............................    6
   WealthBuilder Growth Balanced Portfolio ................................    8
   WealthBuilder Moderate Balanced Portfolio...............................   10
   WealthBuilder Tactical Equity Portfolio.................................   12

Fund Expenses (Unaudited)..................................................   14
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   WealthBuilder Conservative Allocation Portfolio.........................   15
   WealthBuilder Equity Portfolio..........................................   16
   WealthBuilder Growth Allocation Portfolio...............................   17
   WealthBuilder Growth Balanced Portfolio ................................   18
   WealthBuilder Moderate Balanced Portfolio...............................   19
   WealthBuilder Tactical Equity Portfolio.................................   20

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities....................................   22
   Statements of Operations................................................   24
   Statements of Changes in Net Assets.....................................   26
   Financial Highlights....................................................   30

Notes to Financial Highlights..............................................   32
--------------------------------------------------------------------------------

Notes to Financial Statements..............................................   33
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm....................   39
--------------------------------------------------------------------------------

Other Information (Unaudited)..............................................   40
--------------------------------------------------------------------------------

List of Abbreviations......................................................   46
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the Wells Fargo Advantage WealthBuilder Portfolios annual report for the period that ended May 31, 2006. On the following pages, you will find a discussion of each Portfolio, including performance highlights, information about the holdings in each Portfolio, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength during the 12-month period. Gross Domestic Product, the most comprehensive measure of economic activity, grew at a rate of 3.5% in 2005 and at an annualized rate of 5.3% during the first quarter of 2006. Inflation remained constrained, but the core Consumer Price Index was up 2.4% year over year by the end of May 2006. Consequently, the Fed continued to increase the Federal funds rate, which began the period on June 1, 2005, at 3% and ended the period on May 31, 2006, at 5%. The ten-year U.S. Treasury yield also increased from 3.98% to 5.12% during the same period.

      Declines in mortgage applications combined with the number of houses for sale and median sale prices indicate that the housing market lost some of its momentum during the period. Nevertheless, sales of existing and new single-family homes remained solid with most of the cooling reported in speculative markets, where prices of condominiums declined during the period. By historical standards, mortgage interest rates remained low and commercial construction and sales strengthened during the last 12 months.

STOCKS OUTPACED BONDS
--------------------------------------------------------------------------------

      Stocks continued to outperform bonds during the period, with most equity indices reporting positive returns for the 12-month period. However, many indices reported sharp declines for May 2006, and there was concern that if central banks around the world persisted in tightening the flow of cash by continuing to raise interest rates, the equity markets would respond with even more uncertainty.

      In the U.S. equity markets, the NASDAQ Composite Index was hit hard in May 2006 and saw its one-year gains nearly vanish. Most small cap stocks were also negatively affected as inflation concerns and higher interest rates persuaded some investors to reassess their current allocations. Emerging markets took the lead in declines and reported a significant drop in U.S. dollar terms.

      The U.S. bond markets continued to struggle throughout the period as the price of bonds dropped in relation to rising interest rates. Fears that short-term interest rates would continue to rise increased concern in the mortgage-backed securities market and led to a sharp sell-off in May 2006. More conservative strategies that leaned toward investments in higher-quality bonds and adjustments toward shorter durations seemed to have been the more prudent strategy throughout the 12-month period.

LOOKING AHEAD
--------------------------------------------------------------------------------

      As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable movements in the markets. These are some reasons we believe that successful investing includes taking a balanced approach by maintaining a portfolio that is diversified and by keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track for reaching your financial destinations.

      To help you reach your diversification goals, we offer funds across most major asset classes, each guided by skillful, independent money managers, our subadvisers, chosen for their focused attention to a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO (the Portfolio) seeks current income with a secondary emphasis on capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

PORTFOLIO MANAGERS                       FUND INCEPTION DATE
  Galen G. Blomster, CFA                   09/30/2004
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 3.29% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, outperforming the Lehman Brothers U.S. Government/Credit Index 2, which returned (1.10)% during the same period. In addition, the Portfolio underperformed the S&P 500 Index 3, which returned 8.63% during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      In terms of contribution to performance, the overweighting in stocks and underweighting in long-term U.S. Treasury bonds relative to the Portfolio's Tactical Asset Allocation (TAA) model, helped to keep returns in positive territory because stocks significantly outperformed bonds during the period. The economy and the stock market have shown a lot of resilience, despite the sharp advance in commodity prices and continued monetary tightening by the Fed. Sustained profit growth and an increase in merger and acquisition activity, combined with attractive stock market valuation, have been instrumental in the global advance in stock prices. Despite the advance in stock prices, the S&P 500 Index ended the period at the cheapest valuation we have seen in ten years, based on consensus earnings per share. Among the major equity styles, international stocks led the way, benefiting from the strength of the developing economies and weakness of the U.S. dollar. Most small cap stocks also did well, doubling the performance of their domestic larger cap counterparts. Among large cap stocks, value outperformed growth stocks, led by the energy, materials, and industrial sectors.

      While the stock market has benefited from the solid traction of the economy, the bond market struggled with inflation concerns, moving bond yields sharply higher during the period. The yield on the 10-Year U.S. Treasury bond rose over 1%, from a yield of less than 4% at the beginning of the period to a yield of more than 5% by the end of the period. Since bond prices move inversely with bond yields, long-term U.S. Treasury bonds were especially weak, with total returns down over 7% for the 12-month period.

      The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the TAA. The TAA Model, which seeks to enhance performance by shifting assets between stocks and bonds, maintained a 5% overweighted position in stocks during the entire 12-month period. With the S&P 500 Index significantly outperforming long-term U.S. Treasury bonds during the period, maintaining the 5% TAA shift toward stocks helped to keep Portfolio returns positive.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continually monitor the underlying investments in the Portfolio, and our most recent fund changes were made to replace underperforming investments, increase diversification within a style, or to find a more suitable style within a category. Within the large-cap growth investment style, we replaced the AIM Blue Chip Fund with the T. Rowe Price Blue Chip Growth Fund and also added the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM). Within the large-cap value investment style, we added the John Hancock Classic Value Fund. Finally, in the international investment style, we replaced the Fidelity Diversified International Fund with the WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund mangers' experience and tenure, performance of the funds, and the funds' risk profiles.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Although stock prices rose during the period and U.S. Treasury bond yields moved higher, our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS PORTFOLIO IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, AND HIGH YIELD BOND RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                              Including Sales Charge       Excluding Sales Charge
                                                                           ----------------------------  ---------------------------
                                                                                               Life of                      Life of
                                                                           6-Months*  1-Year  Portfolio  6-Months* 1-Year  Portfolio
------------------------------------------------------------------------------------------------------------------------------------
WealthBuilder Conservative Allocation Portfolio (Incept. Date 09/30/2004)   (0.17)     1.74     2.62       1.35     3.29      3.55
------------------------------------------------------------------------------------------------------------------------------------
Benchmarks
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index 2                                                          (0.44)   (1.10)     1.06
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 3                                                                                          2.61     8.63     10.18

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       163%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                  $10.31

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Wells Fargo Advantage Short Duration Government Bond Fund                 30%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Intermediate Government Income Fund                 20%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Total Return Bond Portfolio                         20%
--------------------------------------------------------------------------------
   MFS High Income Fund                                                       5%
--------------------------------------------------------------------------------
   Oppenheimer International Bond Fund                                        5%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Equity Value Portfolio                               3%
--------------------------------------------------------------------------------
   T. Rowe Price Blue Chip Growth Fund                                        3%
--------------------------------------------------------------------------------
   ING International Value Fund                                               2%
--------------------------------------------------------------------------------
   Wells Fargo Advantage International Growth Portfolio                       2%
--------------------------------------------------------------------------------
   John Hancock Classic Value Fund                                            2%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Large Company Growth Portfolio                       2%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Endeavor Select Fund                                 2%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Company Value Portfolio                        1%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Cap Growth Fund                                1%
--------------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap Fund                                     1%
--------------------------------------------------------------------------------
   MFS Strategic Value Fund                                                   1%
--------------------------------------------------------------------------------

EFFECTIVE ALLOCATION 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                   Stock Funds                 (24%)
                   Bond Funds                  (76%)

GROWTH OF $10,000 INVESTMENT 5 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                WealthBuilder
                Conservative                                Lehman Brothers U.S.
                 Allocation                                  Government/Credit
                  Portfolio          S&P 500 Index                Index
                -------------        -------------          --------------------
 9/30/2004          9,850               10,000                    10,000
10/31/2004          9,949               10,153                    10,087
11/30/2004         10,037               10,564                     9,975
12/31/2004         10,145               10,923                    10,081
 1/31/2005         10,076               10,657                    10,151
 2/28/2005         10,106               10,881                    10,084
 3/31/2005          9,997               10,688                    10,014
 4/30/2005          9,966               10,485                    10,164
 5/31/2005         10,107               10,818                    10,291
 6/30/2005         10,173               10,834                    10,358
 7/31/2005         10,244               11,237                    10,241
 8/31/2005         10,292               11,134                    10,393
 9/30/2005         10,284               11,224                    10,257
10/31/2005         10,180               11,037                    10,169
11/30/2005         10,300               11,454                    10,221
12/31/2005         10,359               11,459                    10,318
 1/31/2006         10,474               11,762                    10,299
 2/28/2006         10,506               11,794                    10,327
 3/31/2006         10,512               11,940                    10,214
 4/30/2006         10,571               12,100                    10,182
 5/31/2006         10,440               11,753                    10,176

--------------------------------------------------------------------------------

1 The Portfolio's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO was named the Wells Fargo WealthBuilder Conservative Allocation Portfolio.

2 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Characteristics, portfolio holdings, and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and effective allocation. The Portfolio's use of futures contracts to implement a TAA shift toward stocks or bonds is reflected in the effective allocations shown.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO for the life of the Portfolio with the Lehman Brothers U.S. Government/Credit Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

PORTFOLIO MANAGERS                       FUND INCEPTION DATE
  Galen G. Blomster, CFA                   10/01/1997
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 13.64% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, outperforming its benchmark, the S&P 500 Index 2, which returned 8.63% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      Diversification in small cap and international stocks contributed to the outperformance of the Portfolio during the period. The economy and the stock market have shown a lot of resilience, despite the sharp advance in commodity prices and continued monetary tightening by the Fed. Sustained profit growth and an increase in merger and acquisition activity, combined with attractive stock market valuation, have been instrumental in the global advance in stock prices. Despite the advance in stock prices, the S&P 500 Index ended the period at the cheapest valuation we have seen in ten years, based on consensus earnings per share. Among the major equity styles, international stocks led the way, benefiting from the strength of the developing economies and weakness of the U.S. dollar. Most small cap stocks also did well, more than doubling the performance of their domestic larger cap counterparts. Among large cap stocks, value outperformed growth stocks, led by the energy, materials, and industrial sectors.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continually monitor the underlying investments in the Portfolio, and our most recent fund changes were made to replace underperforming investments, increase diversification within a style, or to find a more suitable style within a category. Within the large-cap growth investment style, we replaced the AIM Blue Chip Fund with the T. Rowe Price Blue Chip Growth Fund and also added the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM). Within the large-cap value investment style, we added the John Hancock Classic Value Fund. Finally, in the international investment style, we replaced the Fidelity Diversified International Fund with the WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund mangers' experience and tenure, performance of the funds, and the funds' risk profiles.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the current economic expansion is sustainable into 2007 and that the environment may be ripe for positive returns in the equity market as corporate earnings continue to expand and valuations remain attractive. In addition, the Portfolio's broad diversification among the major equity styles may help to mitigate risks that are unique to the exposure of individual equity styles.

      STOCKS FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS PORTFOLIO IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO.

1 The Portfolio's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO was named the Wells Fargo WealthBuilder Equity Portfolio, and prior to October 1, 2004, the Portfolio was named the Wells Fargo WealthBuilder Growth and Income Portfolio. Performance for the Portfolio prior to November 8, 1999, reflects the performance of the Norwest WealthBuilder II Growth and Income Portfolio, its predecessor Portfolio.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge                Excluding Sales Charge
                                                          ------------------------------------  ------------------------------------
                                                                                      Life of                               Life of
                                                          6-Months*  1-Year  5-Year  Portfolio  6-Months*  1-Year  5-Year  Portfolio
------------------------------------------------------------------------------------------------------------------------------------
WealthBuilder Equity Portfolio (Incept. Date 10/01/1997)    2.85     11.93    1.62     3.82       4.42     13.64    1.93     4.00
------------------------------------------------------------------------------------------------------------------------------------
Benchmark
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 2                                                                                 2.61      8.63    1.96     5.06
------------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        70%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                  $13.00
--------------------------------------------------------------------------------

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Wells Fargo Advantage Equity Value Portfolio                              15%
--------------------------------------------------------------------------------
   T. Rowe Price Blue Chip Growth Fund                                       15%
--------------------------------------------------------------------------------
   ING International Value Fund                                              10%
--------------------------------------------------------------------------------
   Wells Fargo Advantage International Growth Portfolio                      10%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Endeavor Select Fund                                 8%
--------------------------------------------------------------------------------
   John Hancock Classic Value Fund                                            8%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Large Company Growth Portfolio                       8%
--------------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap Fund                                     7%
--------------------------------------------------------------------------------
   MFS Strategic Value Fund                                                   7%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Cap Growth Fund                                6%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Company Value Portfolio                        6%
--------------------------------------------------------------------------------

EFFECTIVE ALLOCATION 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

    [THE FOLLOWING TABLE WAS DEPICTED AS PIE CHART IN THE PRINTED MATERIAL.]

                   International               (20%)
                   Large Cap Growth            (30%)
                   Large Cap Value             (31%)
                   Small Cap                   (19%)

GROWTH OF $10,000 INVESTMENT 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                               WealthBuilder
                              Equity Portfolio                S&P 500 Index
                              ----------------                -------------
 10/1/1997                          9,850                        10,000
10/31/1997                          9,446                         9,666
11/30/1997                          9,584                        10,114
12/31/1997                          9,727                        10,287
 1/31/1998                          9,835                        10,401
 2/28/1998                         10,456                        11,151
 3/31/1998                         10,929                        11,721
 4/30/1998                         11,067                        11,841
 5/31/1998                         10,811                        11,637
 6/30/1998                         10,949                        12,110
 7/31/1998                         10,604                        11,981
 8/31/1998                          8,948                        10,250
 9/30/1998                          9,293                        10,907
10/31/1998                          9,963                        11,794
11/30/1998                         10,584                        12,509
12/31/1998                         11,154                        13,229
 1/31/1999                         11,480                        13,782
 2/28/1999                         11,085                        13,353
 3/31/1999                         11,509                        13,888
 4/30/1999                         12,003                        14,425
 5/31/1999                         11,795                        14,085
 6/30/1999                         12,456                        14,866
 7/31/1999                         12,239                        14,402
 8/31/1999                         12,081                        14,331
 9/30/1999                         11,884                        13,938
10/31/1999                         12,565                        14,820
11/30/1999                         13,127                        15,121
12/31/1999                         14,198                        16,012
 1/31/2000                         13,760                        15,208
 2/29/2000                         14,088                        14,921
 3/31/2000                         15,024                        16,380
 4/30/2000                         14,536                        15,887
 5/31/2000                         14,038                        15,561
 6/30/2000                         14,775                        15,946
 7/31/2000                         14,457                        15,697
 8/31/2000                         15,323                        16,672
 9/30/2000                         14,715                        15,791
10/31/2000                         14,447                        15,725
11/30/2000                         13,292                        14,486
12/31/2000                         13,773                        14,557
 1/31/2001                         13,899                        15,074
 2/28/2001                         12,592                        13,700
 3/31/2001                         11,567                        12,833
 4/30/2001                         12,550                        13,829
 5/31/2001                         12,581                        13,922
 6/30/2001                         12,288                        13,583
 7/31/2001                         12,006                        13,450
 8/31/2001                         11,358                        12,610
 9/30/2001                         10,207                        11,592
10/31/2001                         10,542                        11,813
11/30/2001                         11,222                        12,720
12/31/2001                         11,499                        12,831
 1/31/2002                         11,200                        12,644
 2/28/2002                         10,892                        12,400
 3/31/2002                         11,445                        12,866
 4/30/2002                         10,988                        12,087
 5/31/2002                         10,775                        11,997
 6/30/2002                         10,061                        11,143
 7/31/2002                          8,965                        10,275
 8/31/2002                          8,986                        10,342
 9/30/2002                          7,996                         9,219
10/31/2002                          8,603                        10,029
11/30/2002                          9,135                        10,619
12/31/2002                          8,592                         9,995
 1/31/2003                          8,283                         9,734
 2/28/2003                          8,092                         9,588
 3/31/2003                          8,102                         9,680
 4/30/2003                          8,794                        10,478
 5/31/2003                          9,359                        11,029
 6/30/2003                          9,486                        11,170
 7/31/2003                          9,763                        11,367
 8/31/2003                          9,997                        11,589
 9/30/2003                          9,859                        11,466
10/31/2003                         10,487                        12,114
11/30/2003                         10,668                        12,220
12/31/2003                         11,115                        12,861
 1/31/2004                         11,360                        13,097
 2/29/2004                         11,531                        13,279
 3/31/2004                         11,477                        13,079
 4/30/2004                         11,115                        12,873
 5/31/2004                         11,243                        13,050
 6/30/2004                         11,499                        13,303
 7/31/2004                         10,998                        12,863
 8/31/2004                         10,956                        12,914
 9/30/2004                         11,222                        13,054
10/31/2004                         11,488                        13,253
11/30/2004                         12,095                        13,790
12/31/2004                         12,521                        14,259
 1/31/2005                         12,137                        13,911
 2/28/2005                         12,393                        14,203
 3/31/2005                         12,116                        13,952
 4/30/2005                         11,733                        13,687
 5/31/2005                         12,180                        14,122
 6/30/2005                         12,329                        14,142
 7/31/2005                         12,904                        14,668
 8/31/2005                         12,851                        14,534
 9/30/2005                         13,053                        14,652
10/31/2005                         12,766                        14,407
11/30/2005                         13,255                        14,952
12/31/2005                         13,394                        14,958
 1/31/2006                         13,937                        15,354
 2/28/2006                         13,979                        15,396
 3/31/2006                         14,256                        15,587
 4/30/2006                         14,458                        15,796
 5/31/2006                         13,841                        15,342

--------------------------------------------------------------------------------

3 Characteristics, portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and effective allocation.

4 The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO for the life of the Portfolio with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (the Portfolio) seeks capital appreciation with a secondary emphasis on current income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

PORTFOLIO MANAGERS                       FUND INCEPTION DATE
  Galen G. Blomster, CFA                   09/30/2004
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 12.27% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, outperforming the S&P 500 Index 2, which returned 8.63% during the same period. In addition, the Portfolio outperformed the Lehman Brothers U.S. Government/Credit Index 3, which returned (1.10%) during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      In terms of contribution to performance, the overweighting in stocks and underweighting in long-term U.S. Treasury bonds relative to the Portfolio's Tactical Asset Allocation model (TAA), helped to keep returns in positive territory because stocks significantly outperformed bonds during the period.

      The economy and the stock market have shown a lot of resilience, despite the sharp advance in commodity prices and continued monetary tightening by the Fed. Sustained profit growth and an increase in merger and acquisition activity, combined with attractive stock market valuation, have been instrumental in the global advance in stock prices. Despite the advance in stock prices, the S&P 500 Index ended the period at the cheapest valuation we have seen in ten years, based on consensus earnings per share. Among the major equity styles, international stocks led the way, benefiting from the strength of the developing economies and weakness of the U.S. dollar. Most small cap stocks also did well, more than doubling the performance of their domestic larger cap counterparts. Among large cap stocks, value outperformed growth stocks, led by the energy, materials, and industrial sectors.

      While the stock market has benefited from the solid traction of the economy, the bond market struggled with inflation concerns, moving bond yields sharply higher during the period. The yield on the 10-Year U.S. Treasury bond rose over 1%, from a yield of less than 4% at the beginning of the period to a yield of more than 5% by the end of the period. Because bond prices move inversely with bond yields, long-term U.S. Treasury bonds were weak, with total returns down over 7% for the 12-month period.

      The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the TAA. The TAA Model, which seeks to enhance performance shifting assets between stocks and bonds, maintained a 15% overweighted position in stocks during the entire 12-month period. With the S&P 500 Index significantly outperforming long-term U.S. Treasury bonds during the period, maintaining the 15% TAA shift toward stocks benefited the Portfolio's return.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continually monitor the underlying investments in the Portfolio, and our most recent fund changes were made to replace underperforming investments, increase diversification within a style, or to find a more suitable style within a category. Within the large-cap growth investment style, we replaced the AIM Blue Chip Fund with the T. Rowe Price Blue Chip Growth Fund and also added the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM). Within the large-cap value investment style, we added the John Hancock Classic Value Fund. Finally, in the international investment style, we replaced the Fidelity Diversified International Fund with the WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund mangers' experience and tenure, performance of the funds, and the funds' risk profiles.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Although stock prices rose during the period and U.S.Treasury bond yields moved higher, our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS PORTFOLIO IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK AND HIGH YIELD BOND RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO.

1 The Portfolio's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                                         Including Sales Charge           Excluding Sales Charge
                                                                      -----------------------------   ------------------------------
                                                                                           Life of                          Life of
                                                                      6-Months*  1-Year   Portfolio   6-Months*   1-Year   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
WealthBuilder Growth Allocation Portfolio (Incept. Date 09/30/2004)     2.36     10.58      10.78       3.92      12.27      11.79
------------------------------------------------------------------------------------------------------------------------------------
Benchmarks
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 2                                                                                       2.61       8.63      10.18
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index 3                                                       (0.44)     (1.10)      1.06
------------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       108%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                  $11.93

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Wells Fargo Advantage Equity Value Portfolio                              12%
--------------------------------------------------------------------------------
   T. Rowe Price Blue Chip Growth Fund                                       12%
--------------------------------------------------------------------------------
   ING International Value Fund                                               8%
--------------------------------------------------------------------------------
   Wells Fargo Advantage International
--------------------------------------------------------------------------------
   Growth Portfolio                                                           8%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Intermediate Government Income Fund                  7%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Total Return Bond Portfolio                          7%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Endeavor Select Fund                                 6%
--------------------------------------------------------------------------------
   John Hancock Classic Value Fund                                            6%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Large Company Growth Portfolio                       6%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Cap Growth Fund                                6%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Company Value Portfolio                        6%
--------------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap Fund                                     6%
--------------------------------------------------------------------------------
   MFS Strategic Value Fund                                                   4%
--------------------------------------------------------------------------------
   MFS High Income Fund                                                       3%
--------------------------------------------------------------------------------
   Oppenheimer International Bond Fund                                        3%

EFFECTIVE ALLOCATION 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                   Stock Funds                 (94%)
                   Bond Funds                   (6%)

GROWTH OF $10,000 INVESTMENT 5 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   WealthBuilder                            Lehman Brothers
                 Growth Allocation                       U.S. Government/Credit
                     Portfolio         S&P 500 Index             Index
                 -----------------     -------------     -----------------------
 9/29/2004                                10,000                10,000
 9/30/2004             9,850              10,000                10,000
10/31/2004            10,047              10,153                10,087
11/30/2004            10,431              10,564                 9,975
12/31/2004            10,761              10,923                10,081
 1/31/2005            10,505              10,657                10,151
 2/28/2005            10,702              10,881                10,084
 3/31/2005            10,495              10,688                10,014
 4/30/2005            10,189              10,485                10,164
 5/31/2005            10,564              10,818                10,291
 6/30/2005            10,672              10,834                10,358
 7/31/2005            11,136              11,237                10,241
 8/31/2005            11,087              11,134                10,393
 9/30/2005            11,235              11,224                10,257
10/31/2005            11,008              11,037                10,169
11/30/2005            11,412              11,454                10,221
12/31/2005            11,502              11,459                10,318
 1/31/2006            11,919              11,762                10,299
 2/28/2006            11,939              11,794                10,327
 3/31/2006            12,148              11,940                10,214
 4/30/2006            12,337              12,100                10,182
 5/31/2006            11,860              11,753                10,176

--------------------------------------------------------------------------------

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO was named the Wells Fargo WealthBuilder Growth Allocation Portfolio, and prior to October 1, 2004, the Portfolio was named the Wells Fargo WealthBuilder Growth and Income Portfolio. Performance for the Portfolio prior to November 8, 1999, reflects the performance of the Norwest WealthBuilder II Growth and Income Portfolio, its predecessor Portfolio.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an Index.

4 Characteristics, portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and effective allocation. The Portfolio's use of futures contracts to implement a TAA shift toward stocks or bonds is reflected in the effective allocations shown.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO for the life of the Portfolio with the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (the Portfolio) seeks a combination of capital appreciation and current income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

PORTFOLIO MANAGERS                       FUND INCEPTION DATE
  Galen G. Blomster, CFA                   10/01/1997
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 10.88% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, outperforming the S&P 500 Index 2, which returned 8.63% during the same period. In addition, the Portfolio outperformed the Lehman Brothers U.S. Government/Credit Index 3, which returned (1.10%) during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      In terms of contribution to performance, the overweighting in stocks and underweighting in long-term U.S. Treasury bonds relative to the Portfolio's Tactical Asset Allocation model (TAA), helped to keep returns in positive territory because stocks significantly outperformed bonds during the period.

      The economy and the stock market have shown a lot of resilience, despite the sharp advance in commodity prices and continued monetary tightening by the Fed. Sustained profit growth and an increase in merger and acquisition activity, combined with attractive stock market valuation, have been instrumental in the global advance in stock prices. Despite the advance in stock prices, the S&P 500 Index ended the period at the cheapest valuation we have seen in ten years, based on consensus earnings per share. Among the major equity styles, international stocks led the way, benefiting from the strength of the developing economies and weakness of the U.S. dollar. Most small cap stocks also did well, more than doubling the performance of their domestic larger cap counterparts. Among large cap stocks, value outperformed growth stocks, led by the energy, materials, and industrial sectors.

      While the stock market has benefited from the solid traction of the economy, the bond market struggled with inflation concerns, moving bond yields sharply higher during the period. The yield on the 10-Year U.S. Treasury bond rose over 1%, from a yield of less than 4% at the beginning of the period to a yield of more than 5% by the end of the period. Since bond prices move inversely with bond yields, long-term U.S. Treasury bonds were weak, with total returns down over 7% for the 12-month period.

      The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the TAA. The TAA Model, which seeks to enhance performance by shifting assets between stocks and bonds, maintained a 15% overweighted position in stocks during the entire 12-month period. With the S&P 500 Index significantly outperforming long-term U.S. Treasury bonds during the period, maintaining the 15% TAA shift toward stocks benefited the Portfolio's return.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continually monitor the underlying investments in the Portfolio, and our most recent fund changes were made to replace underperforming investments, increase diversification within a style, or to find a more suitable style within a category. Within the large-cap growth investment style, we replaced the AIM Blue Chip Fund with the T. Rowe Price Blue Chip Growth Fund and also added the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM). Within the large-cap value investment style, we added the John Hancock Classic Value Fund. Finally, in the international investment style, we replaced the Fidelity Diversified International Fund with the WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund mangers' experience and tenure, performance of the funds, and the funds' risk profiles.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Although stock prices rose during the period and U.S. Treasury bond yields moved higher, our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS PORTFOLIO IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, AND HIGH YIELD BOND RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO.

1 The Portfolio's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO was named the Wells Fargo WealthBuilder Growth Balanced Portfolio. Performance for the Portfolio prior to November 8, 1999, reflects the performance of the Norwest WealthBuilder II Growth Balanced Portfolio, its predecessor portfolio.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)

                                                   Including Sales Charge                     Excluding Sales Charge
                                           ---------------------------------------   ----------------------------------------
                                                                          Life of                                    Life of
                                           6-Months*   1-Year   5-Year   Portfolio   6-Months*   1-Year   5-Year    Portfolio
-----------------------------------------------------------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio
  (Incept. Date 10/01/1997)                  2.34       9.31     2.94      4.86        3.90      10.88     3.25       5.05
-----------------------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 2                                                                      2.61       8.63     1.96       5.06
-----------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index 3                                      (0.44)     (1.10)    5.19       5.88
-----------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       139%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                  $12.45
--------------------------------------------------------------------------------

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Wells Fargo Advantage Intermediate Government Income Fund                 13%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Total Return Bond Portfolio                         12%
--------------------------------------------------------------------------------
   T. Rowe Price Blue Chip Growth Fund                                       10%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Equity Value Portfolio                              10%
--------------------------------------------------------------------------------
   John Hancock Classic Value Fund                                            8%
--------------------------------------------------------------------------------
   ING International Value Fund                                               7%
--------------------------------------------------------------------------------
   Wells Fargo Advantage International Growth Portfolio                       6%
--------------------------------------------------------------------------------
   MFS High Income Fund                                                       5%
--------------------------------------------------------------------------------
   Oppenheimer International Bond Fund                                        5%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Endeavor Select Fund                                 5%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Cap Growth Fund                                5%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Company Value Portfolio                        4%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Large Company Growth Portfolio                       4%
--------------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap Fund                                     4%
--------------------------------------------------------------------------------
   MFS Strategic Value Fund                                                   2%
--------------------------------------------------------------------------------

EFFECTIVE ALLOCATION 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                   Stock Funds                 (79%)
                   Bond Funds                  (21%)

GROWTH OF $10,000 INVESTMENT 5 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   WealthBuilder                              LehmanBrothers
                  Growth Balanced                        U.S. Government/Credit
                     Portfolio        S&P 500 Index                Index
                  ---------------     -------------      -----------------------
 10/1/1997             9,850             $10,000                  10,000
10/31/1997             9,811               9,666                  10,160
11/30/1997             9,820              10,114                  10,214
12/31/1997             9,912              10,287                  10,321
 1/31/1998             9,971              10,401                  10,466
 2/28/1998            10,386              11,151                  10,445
 3/31/1998            10,702              11,721                  10,477
 4/30/1998            10,811              11,841                  10,530
 5/31/1998            10,673              11,637                  10,643
 6/30/1998            10,762              12,110                  10,751
 7/31/1998            10,554              11,981                  10,760
 8/31/1998             9,418              10,250                  10,970
 9/30/1998             9,714              10,907                  11,284
10/31/1998            10,356              11,794                  11,204
11/30/1998            10,910              12,509                  11,271
12/31/1998            11,419              13,229                  11,299
 1/31/1999            11,668              13,782                  11,379
 2/28/1999            11,310              13,353                  11,108
 3/31/1999            11,608              13,888                  11,164
 4/30/1999            11,956              14,425                  11,191
 5/31/1999            11,767              14,085                  11,076
 6/30/1999            12,175              14,866                  11,041
 7/31/1999            12,026              14,402                  11,011
 8/31/1999            11,896              14,331                  11,002
 9/30/1999            11,797              13,938                  11,101
10/31/1999            12,235              14,820                  11,130
11/30/1999            12,593              15,121                  11,124
12/31/1999            13,070              16,012                  11,056
 1/31/2000            12,824              15,208                  11,053
 2/29/2000            13,070              14,921                  11,191
 3/31/2000            13,582              16,380                  11,353
 4/30/2000            13,295              15,887                  11,298
 5/31/2000            13,029              15,561                  11,288
 6/30/2000            13,500              15,946                  11,518
 7/31/2000            13,387              15,697                  11,640
 8/31/2000            13,858              16,672                  11,804
 9/30/2000            13,561              15,791                  11,849
10/31/2000            13,428              15,725                  11,923
11/30/2000            12,947              14,486                  12,127
12/31/2000            13,346              14,557                  12,366
 1/31/2001            13,500              15,074                  12,574
 2/28/2001            12,708              13,700                  12,703
 3/31/2001            12,048              12,833                  12,762
 4/30/2001            12,840              13,829                  12,666
 5/31/2001            12,862              13,922                  12,739
 6/30/2001            12,653              13,583                  12,800
 7/31/2001            12,543              13,450                  13,119
 8/31/2001            12,147              12,610                  13,287
 9/30/2001            11,288              11,592                  13,410
10/31/2001            11,563              11,813                  13,750
11/30/2001            12,202              12,720                  13,524
12/31/2001            12,399              12,831                  13,418
 1/31/2002            12,141              12,644                  13,516
 2/28/2002            11,905              12,400                  13,631
 3/31/2002            12,343              12,866                  13,354
 4/30/2002            12,085              12,087                  13,613
 5/31/2002            11,950              11,997                  13,739
 6/30/2002            11,466              11,143                  13,855
 7/31/2002            10,511              10,275                  14,022
 8/31/2002            10,511              10,342                  14,337
 9/30/2002             9,634               9,219                  14,645
10/31/2002            10,230              10,029                  14,505
11/30/2002            10,758              10,619                  14,514
12/31/2002            10,233               9,995                  14,898
 1/31/2003             9,972               9,734                  14,898
 2/28/2003             9,790               9,588                  15,163
 3/31/2003             9,836               9,680                  15,143
 4/30/2003            10,516              10,478                  15,305
 5/31/2003            10,981              11,029                  15,740
 6/30/2003            11,117              11,170                  15,677
 7/31/2003            11,424              11,367                  15,020
 8/31/2003            11,628              11,589                  15,119
 9/30/2003            11,469              11,466                  15,598
10/31/2003            12,070              12,114                  15,401
11/30/2003            12,241              12,220                  15,442
12/31/2003            12,715              12,861                  15,594
 1/31/2004            12,921              13,097                  15,736
 2/29/2004            13,048              13,279                  15,928
 3/31/2004            12,990              13,079                  16,075
 4/30/2004            12,703              12,873                  15,581
 5/31/2004            12,795              13,050                  15,502
 6/30/2004            13,025              13,303                  15,565
 7/31/2004            12,589              12,863                  15,730
 8/31/2004            12,566              12,914                  16,064
 9/30/2004            12,784              13,054                  16,120
10/31/2004            13,013              13,253                  16,260
11/30/2004            13,587              13,790                  16,080
12/31/2004            13,946              14,259                  16,250
 1/31/2005            13,610              13,911                  16,364
 2/28/2005            13,853              14,203                  16,256
 3/31/2005            13,575              13,952                  16,142
 4/30/2005            13,228              13,687                  16,384
 5/31/2005            13,598              14,122                  16,589
 6/30/2005            13,726              14,142                  16,697
 7/31/2005            14,223              14,668                  16,508
 8/31/2005            14,154              14,534                  16,754
 9/30/2005            14,351              14,652                  16,535
10/31/2005            14,096              14,407                  16,393
11/30/2005            14,524              14,952                  16,476
12/31/2005            14,605              14,958                  16,633
 1/31/2006            15,090              15,354                  16,603
 2/28/2006            15,139              15,396                  16,648
 3/31/2006            15,393              15,587                  16,465
 4/30/2006            15,611              15,796                  16,414
 5/31/2006            15,090              15,342                  16,404

--------------------------------------------------------------------------------

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an Index.

4 Characteristics, portfolio holdings, and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and effective allocation. The Portfolio's use of futures contracts to implement a TAA shift toward stocks or bonds is reflected in the effective allocations shown.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO for the life of the Portfolio with the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (the Portfolio) seeks a combination of current income and capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

PORTFOLIO MANAGERS                       FUND INCEPTION DATE
  Galen G. Blomster, CFA                   09/30/2004
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 6.62% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, underperforming the S&P 500 Index 2, which returned 8.63% during the same period. In addition, the Portfolio outperformed the Lehman Brothers U.S. Government/Credit Index 3, which returned (1.10%) during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      In terms of contribution to performance, the overweighting in stocks and underweighting in long-term U.S. Treasury bonds relative to the Portfolio's Tactical Asset Allocation model (TAA), helped to keep returns in positive territory because stocks significantly outperformed bonds during the period. The economy and the stock market have shown a lot of resilience, despite the sharp advance in commodity prices and continued monetary tightening by the Fed. Sustained profit growth and an increase in merger and acquisition activity, combined with attractive stock market valuation, have been instrumental in the global advance in stock prices. Despite the advance in stock prices, the S&P 500 Index ended the period at the cheapest valuation we have seen in ten years, based on consensus earnings per share. Among the major equity styles, international stocks led the way, benefiting from the strength of the developing economies and weakness of the U.S. dollar. Most small cap stocks also did well, more than doubling the performance of their domestic larger cap counterparts. Among large cap stocks, value outperformed growth stocks, led by the energy, materials, and industrial sectors.

      While the stock market has benefited from the solid traction of the economy, the bond market struggled with inflation concerns, moving bond yields sharply higher during the period. The yield on the 10-Year Treasury bond rose over 1%, from a yield of less than 4% at the beginning of the period to a yield of more than 5% by the end of the period. Since bond prices move inversely with bond yields, long-term Treasury bonds were especially weak, with total returns down over 7% for the 12-month period.

      The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the TAA. The TAA Model, which seeks to enhance performance by shifting assets between stocks and bonds, maintained a 10% overweighted position in stocks during the entire 12-month period. With the S&P 500 Index significantly outperforming long-term Treasury bonds during the period, maintaining the 10% TAA shift toward stocks helped to keep Portfolio returns positive.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continually monitor the underlying investments in the Portfolio, and our most recent fund changes were made to replace underperforming investments, increase diversification within a style, or to find a more suitable style within a category. Within the large-cap growth investment style, we replaced the AIM Blue Chip Fund with the T. Rowe Price Blue Chip Growth Fund and also added the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM). Within the large-cap value investment style, we added the John Hancock Classic Value Fund. Finally, in the international investment style, we replaced the Fidelity Diversified International Fund with the WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund mangers' experience and tenure, performance of the funds, and the funds' risk profiles.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Although stock prices rose during the period and U.S. Treasury bond yields moved higher, our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS PORTFOLIO IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, AND HIGH YIELD BOND RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO.

1 The Portfolio's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO was named the Wells Fargo WealthBuilder Moderate Balanced Portfolio.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                              Including Sales Charge        Excluding Sales Charge
                                           ----------------------------  ----------------------------
                                                               Life of                       Life of
                                           6-Months*  1-Year  Portfolio  6-Months*  1-Year  Portfolio
-----------------------------------------------------------------------------------------------------
WealthBuilder Moderate Balanced Portfolio
  (Incept. Date 09/30/2004)                  0.88      5.02     5.69       2.41       6.62     6.65
-----------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------
  S&P 500 Index 2                                                          2.61       8.63    10.18
-----------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index 3                          (0.44)    (1.10)     1.06
-----------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       152%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                  $10.95
--------------------------------------------------------------------------------

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Wells Fargo Advantage Short Duration Government Bond Fund                 20%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Total Return Bond Portfolio                         15%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Intermediate Government Income Fund                 15%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Equity Value Portfolio                               6%
--------------------------------------------------------------------------------
   T. Rowe Price Blue Chip Growth Fund                                        6%
--------------------------------------------------------------------------------
   MFS High Income Fund                                                       5%
--------------------------------------------------------------------------------
   Oppenheimer International Bond Fund                                        5%
--------------------------------------------------------------------------------
   ING International Value Fund                                               4%
--------------------------------------------------------------------------------
   Wells Fargo Advantage International Growth Portfolio                       4%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Large Company Growth Portfolio                       3%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Endeavor Select Fund                                 3%
--------------------------------------------------------------------------------
   John Hancock Classic Value Fund                                            3%
--------------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap Fund                                     3%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Cap Growth Fund                                3%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Company Value Portfolio                        3%
--------------------------------------------------------------------------------
   MFS Strategic Value Fund                                                   2%

EFFECTIVE ALLOCATION 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                   Stock Funds                  (49%)
                   Bond Funds                   (51%)

GROWTH OF $10,000 INVESTMENT 5 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   WealthBuilder                             LehmanBrothers
                 Moderate Balanced                       U.S. Government/Credit
                     Portfolio       S&P 500 Index                Index
                 -----------------   -------------       -----------------------
 9/30/2004             9,850            10,000                   10,000
10/31/2004            10,017            10,153                   10,087
11/30/2004            10,195            10,564                    9,975
12/31/2004            10,393            10,923                   10,081
 1/31/2005            10,235            10,657                   10,151
 2/28/2005            10,344            10,881                   10,084
 3/31/2005            10,186            10,688                   10,014
 4/30/2005            10,057            10,485                   10,164
 5/31/2005            10,284            10,818                   10,291
 6/30/2005            10,363            10,834                   10,358
 7/31/2005            10,581            11,237                   10,241
 8/31/2005            10,591            11,134                   10,393
 9/30/2005            10,638            11,224                   10,257
10/31/2005            10,489            11,037                   10,169
11/30/2005            10,707            11,454                   10,221
12/31/2005            10,778            11,459                   10,318
 1/31/2006            11,008            11,762                   10,299
 2/28/2006            11,038            11,794                   10,327
 3/31/2006            11,106            11,940                   10,214
 4/30/2006            11,216            12,100                   10,182
 5/31/2006            10,965            11,753                   10,176

--------------------------------------------------------------------------------

2 S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an Index.

4 Characteristics, portfolio holdings, and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and effective allocation. The Portfolio's use of futures contracts to implement a TAA shift toward stocks or bonds is reflected in the effective allocations shown.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO for the life of the Portfolio with the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

PORTFOLIO MANAGERS                       FUND INCEPTION DATE
  Galen G. Blomster, CFA                   10/01/1997
  Jeffrey P. Mellas

HOW DID THE PORTFOLIO PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Portfolio returned 18.99% 1 (excluding sales charge) for the 12-month period that ended May 31, 2006, outperforming its benchmark, the S&P 500 Index 2, which returned 8.63%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?
--------------------------------------------------------------------------------

      In terms of performance, the Portfolio's significant overweighting in international stocks versus U.S. domestic stocks and its underweighting in large-cap growth stocks versus large-cap value stocks contributed positively to performance during the period. The Portfolio's underweighting in U.S. domestic small cap stocks versus large cap stocks hurt performance. The economy and the stock market have shown a lot of resilience, despite the sharp advance in commodity prices and continued monetary tightening by the Fed. Sustained profit growth and an increase in merger and acquisition activity, combined with attractive stock market valuation, have been instrumental in the global advance in stock prices. Despite the advance in stock prices, the S&P 500 Index ended the period at the cheapest valuation we have seen in ten years, based on consensus earnings per share. Among the major equity styles, international stocks led the way, benefiting from the strength of the developing economies and weakness of the U.S. dollar. Most small cap stocks also did well, more than doubling the performance of their domestic larger cap counterparts. Among large cap stocks, value stocks generally outperformed growth stocks, led by the energy, materials, and industrial sectors.

      The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Equity Allocation (TEA) Model, which seeks to enhance performance by shifting emphasis between equity styles depending upon market conditions. As of May 31, 2006, 9% of the assets were invested in the large-cap growth style, 36% in the large-cap value style, 5% in the small company style, and 50% in the international style.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continually monitor the underlying investments in the Portfolio, and our most recent fund changes were made to replace underperforming investments, increase diversification within a style, or to find a more suitable style within a category. Within the large-cap growth investment style, we replaced the AIM Blue Chip Fund with the T. Rowe Price Blue Chip Growth Fund and also added the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM). Within the large-cap value investment style, we added the John Hancock Classic Value Fund. Finally, in the international investment style, we replaced the Fidelity Diversified International Fund with the WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund mangers' experience and tenure, performance of the funds, and the funds' risk profiles.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The TEA Model continues to emphasize international, large cap, and value stocks. The current allocation emphasis has been in place since the end of April 2005, when we shifted assets from small cap stocks to large cap stocks. The previous changes occurred at the end of April 2002, when we shifted the Portfolio's emphasis from domestic stock to international stocks, and at the end of March 2001, when we shifted from growth stocks to value stocks within the domestic large cap sector. To make a change in our asset allocation emphasis, we look for indications of a change in both relative momentum and fundamentals. Our measure of relative momentum currently favors international, small cap, and value stocks. While small cap stocks have done well recently, we believe that the trend of a flattening yield curve, which began in June 2004, is fundamentally consistent with the large cap emphasis. After rebounding in 2005, the U.S. dollar has declined this year, leading us to favor international stocks.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS PORTFOLIO IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of May 31, 2006, and are those of the Portfolio's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO.

1 The Portfolio's adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO was named the WELLS FARGO WEALTHBUILDER TACTICAL EQUITY PORTFOLIO, and prior to October 1, 2004, the Portfolio was named the Wells Fargo WealthBuilder Growth Portfolio. Performance for the Portfolio prior to November 8, 1999, reflects the performance of the Norwest WealthBuilder II Growth Portfolio, its predecessor portfolio.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS            WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

                                                Including Sales Charge                Excluding Sales Charge
                                         ------------------------------------  ------------------------------------
                                                                     Life of                               Life of
                                         6-Months*  1-Year  5-Year  Portfolio  6-Months*  1-Year  5-Year  Portfolio
-------------------------------------------------------------------------------------------------------------------
WealthBuilder Tactical Equity Portfolio
  (Incep. Date 10/01/1997)                 7.08     17.20   3.87      5.36       8.71     18.99    4.19     5.55
-------------------------------------------------------------------------------------------------------------------
Benchmark
-------------------------------------------------------------------------------------------------------------------
  S&P 500 Index 2                                                                2.61      8.63    1.96     5.06
-------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        76%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                  $15.48
--------------------------------------------------------------------------------

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------
   Wells Fargo Advantage International Growth Portfolio                      25%
--------------------------------------------------------------------------------
   ING International Value Fund                                              25%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Equity Value Portfolio                              20%
--------------------------------------------------------------------------------
   John Hancock Classic Value Fund                                           15%
--------------------------------------------------------------------------------
   T. Rowe Price Blue Chip Growth Fund                                        4%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Large Company Growth Portfolio                       2%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Endeavor Select Fund                                 2%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Company Value Portfolio                        2%
--------------------------------------------------------------------------------
   Wells Fargo Advantage Small Cap Growth Fund                                2%
--------------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap Fund                                     2%
--------------------------------------------------------------------------------
   MFS Strategic Value Fund                                                   1%
--------------------------------------------------------------------------------

EFFECTIVE ALLOCATION 3 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                   International                (50%)
                   Large Cap Growth              (9%)
                   Large Cap Value              (36%)
                   Small Cap                     (5%)

GROWTH OF $10,000 INVESTMENT 4 (AS OF MAY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                WealthBuilder
                               Tactical Equity
                                  Portfolio                        S&P 500 Index
                               ---------------                     -------------
 10/1/1997                          9,850                             10,000
10/31/1997                          9,623                              9,666
11/30/1997                          9,742                             10,114
12/31/1997                          9,826                             10,287
 1/31/1998                          9,925                             10,401
 2/28/1998                         10,506                             11,151
 3/31/1998                         10,960                             11,721
 4/30/1998                         11,118                             11,841
 5/31/1998                         10,851                             11,637
 6/30/1998                         11,108                             12,110
 7/31/1998                         10,782                             11,981
 8/31/1998                          9,107                             10,250
 9/30/1998                          9,610                             10,907
10/31/1998                         10,329                             11,794
11/30/1998                         11,039                             12,509
12/31/1998                         11,890                             13,229
 1/31/1999                         12,394                             13,782
 2/28/1999                         11,969                             13,353
 3/31/1999                         12,542                             13,888
 4/30/1999                         12,808                             14,425
 5/31/1999                         12,473                             14,085
 6/30/1999                         13,282                             14,866
 7/31/1999                         12,897                             14,402
 8/31/1999                         12,799                             14,331
 9/30/1999                         12,502                             13,938
10/31/1999                         13,312                             14,820
11/30/1999                         13,835                             15,121
12/31/1999                         15,070                             16,012
 1/31/2000                         14,586                             15,208
 2/29/2000                         14,922                             14,921
 3/31/2000                         16,117                             16,380
 4/30/2000                         15,445                             15,887
 5/31/2000                         14,784                             15,561
 6/30/2000                         15,623                             15,946
 7/31/2000                         15,435                             15,697
 8/31/2000                         16,344                             16,672
 9/30/2000                         15,445                             15,791
10/31/2000                         15,198                             15,725
11/30/2000                         13,914                             14,486
12/31/2000                         14,115                             14,557
 1/31/2001                         14,276                             15,074
 2/28/2001                         12,599                             13,700
 3/31/2001                         11,455                             12,833
 4/30/2001                         12,700                             13,829
 5/31/2001                         12,810                             13,922
 6/30/2001                         12,669                             13,583
 7/31/2001                         12,338                             13,450
 8/31/2001                         11,716                             12,610
 9/30/2001                         10,350                             11,592
10/31/2001                         10,752                             11,813
11/30/2001                         11,435                             12,720
12/31/2001                         11,878                             12,831
 1/31/2002                         11,506                             12,644
 2/28/2002                         11,143                             12,400
 3/31/2002                         11,808                             12,866
 4/30/2202                         11,435                             12,087
 5/31/2002                         11,214                             11,997
 6/30/2002                         10,550                             11,143
 7/31/2002                          9,311                             10,275
 8/31/2002                          9,281                             10,342
 9/30/2002                          8,264                              9,219
10/31/2002                          8,798                             10,029
11/30/2002                          9,342                             10,619
12/31/2002                          8,858                              9,995
 1/31/2003                          8,476                              9,734
 2/28/2003                          8,264                              9,588
 3/31/2003                          8,184                              9,680
 4/30/2003                          8,909                             10,478
 5/31/2003                          9,482                             11,029
 6/30/2003                          9,623                             11,170
 7/31/2003                          9,855                             11,367
 8/31/2003                         10,127                             11,589
 9/30/2003                         10,147                             11,466
10/31/2003                         10,821                             12,114
11/30/2003                         11,073                             12,220
12/31/2003                         11,637                             12,861
 1/31/2004                         11,949                             13,097
 2/29/2004                         12,190                             13,279
 3/31/2004                         12,281                             13,079
 4/30/2004                         11,838                             12,873
 5/31/2004                         11,919                             13,050
 6/30/2004                         12,251                             13,303
 7/31/2004                         11,737                             12,863
 8/31/2004                         11,687                             12,914
 9/30/2004                         12,049                             13,054
10/31/2004                         12,412                             13,253
11/30/2004                         13,167                             13,790
12/31/2004                         13,674                             14,259
 1/31/2005                         13,308                             13,911
 2/28/2005                         13,704                             14,203
 3/31/2005                         13,359                             13,952
 4/30/2005                         12,922                             13,687
 5/31/2005                         13,217                             14,122
 6/30/2005                         13,359                             14,142
 7/31/2005                         13,887                             14,668
 8/31/2005                         14,019                             14,534
 9/30/2005                         14,415                             14,652
10/31/2005                         14,040                             14,407
11/30/2005                         14,466                             14,952
12/31/2005                         14,842                             14,958
 1/31/2006                         15,492                             15,354
 2/28/2006                         15,584                             15,396
 3/31/2006                         15,949                             15,587
 4/30/2006                         16,396                             15,796
 5/31/2006                         15,726                             15,342

--------------------------------------------------------------------------------

3 Characteristics, portfolio holdings and effective allocation are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and effective allocation.

4 The chart compares the performance of the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO for the life of the Portfolio with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS         FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (December 1, 2005 to May 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Beginning      Ending
                                                  Account      Account       Expenses
                                                   Value        Value      Paid During    Net Annual
                                                 12/01/2005   05/31/2006   the Period*   Expense Ratio

------------------------------------------------------------------------------------------------------
WealthBuilder Conservative Allocation Portfolio
Actual                                            $1,000.00    $1,013.50      $7.53          1.50%
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00    $1,017.45      $7.54          1.50%
------------------------------------------------------------------------------------------------------
WealthBuilder Equity Portfolio
Actual                                            $1,000.00    $1,044.20      $7.64          1.50%
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00    $1,017.45      $7.54          1.50%
------------------------------------------------------------------------------------------------------
WealthBuilder Growth Allocation Portfolio
Actual                                            $1,000.00    $1,039.20      $7.63          1.50%
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00    $1,017.45      $7.54          1.50%
------------------------------------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio
Actual                                            $1,000.00    $1,039.00      $7.63          1.50%
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00    $1,017.45      $7.54          1.50%
------------------------------------------------------------------------------------------------------
WealthBuilder Moderate Balanced Portfolio
Actual                                            $1,000.00    $1,024.10      $7.57          1.50%
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00    $1,017.45      $7.54          1.50%
------------------------------------------------------------------------------------------------------
WealthBuilder Tactical Equity Portfolio
Actual                                            $1,000.00    $1,087.10      $7.81          1.50%
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00    $1,017.45      $7.54          1.50%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS--
MAY 31, 2006                      WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

   WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                            VALUE
INVESTMENT COMPANIES - 100.22%

STOCK FUNDS - 8.32%
     41,228  ING INTERNATIONAL VALUE FUND                                                                         $    817,956
     24,207  JOHN HANCOCK CLASSIC VALUE FUND                                                                           618,484
     10,522  MFS STRATEGIC VALUE FUND                                                                                  151,093
     23,087  OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                    532,149
     38,040  T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                     1,233,628

                                                                                                                     3,353,310
                                                                                                                  ------------

AFFILIATED STOCK FUNDS - 10.89%
     64,249  WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                                612,297
        N/A  WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                            1,236,624
        N/A  WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                      815,075
        N/A  WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                      617,334
     40,532  WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                               552,041
        N/A  WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                       553,438

                                                                                                                     4,386,809
                                                                                                                  ------------

BOND FUNDS - 10.10%
    536,965  MFS HIGH INCOME FUND                                                                                    2,040,465
    356,233  OPPENHEIMER INTERNATIONAL BOND FUND                                                                     2,030,531

                                                                                                                     4,070,996
                                                                                                                  ------------

AFFILIATED BOND FUNDS - 70.91%
    779,286  WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND                                               8,182,503
  1,246,135  WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND                                              12,237,049
        N/A  WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                       8,149,911

                                                                                                                    28,569,463
                                                                                                                  ------------

TOTAL INVESTMENT COMPANIES (COST $40,479,899)                                                                       40,380,578
                                                                                                                  ------------

PRINCIPAL                                                                           INTEREST RATE  MATURITY DATE
US TREASURY SECURITIES - 0.37%

US TREASURY BILLS - 0.37%
$   105,000  US TREASURY BILL^#                                                          4.55%      08/10/2006         104,054
     45,000  US TREASURY BILL^#                                                          4.83       11/09/2006          44,040

                                                                                                                       148,094
                                                                                                                  ------------

TOTAL US TREASURY SECURITIES (COST $148,100)                                                                           148,094
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $40,627,999)*                         100.59%                                                                 40,528,672
OTHER ASSETS AND LIABILITIES, NET            (0.59)                                                                   (238,289)
                                           -------                                                                ------------

TOTAL NET ASSETS                            100.00%                                                               $ 40,290,383
                                           =======                                                                ============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

# ALL OR A PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $40,797,216 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                  $ 257,453
      GROSS UNREALIZED DEPRECIATION                   (525,997)
                                                     ---------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $(268,544)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE
WEALTHBUILDER PORTFOLIOS                  PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

   WEALTHBUILDER EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                            VALUE
INVESTMENT COMPANIES - 99.25%

STOCK FUNDS - 46.35%
    779,076  ING INTERNATIONAL VALUE FUND                                                                         $ 15,456,872
    455,242  JOHN HANCOCK CLASSIC VALUE FUND                                                                        11,631,438
    738,698  MFS STRATEGIC VALUE FUND                                                                               10,607,705
    471,128  OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                 10,859,508
    716,553  T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    23,237,803

                                                                                                                    71,793,326
                                                                                                                  ------------

AFFILIATED STOCK FUNDS - 52.90%
  1,216,725  WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                             11,595,391
        N/A  WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           23,228,665
        N/A  WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   15,430,296
        N/A  WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                   11,549,899
    741,154  WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                            10,094,518
        N/A  WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    10,055,121

                                                                                                                    81,953,890
                                                                                                                  ------------

TOTAL INVESTMENT COMPANIES (COST $141,456,504)                                                                     153,747,216
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $141,456,504)*                         99.25%                                                               $153,747,216
OTHER ASSETS AND LIABILITIES, NET             0.75                                                                   1,161,311
                                           -------                                                                ------------

TOTAL NET ASSETS                            100.00%                                                               $154,908,527
                                           =======                                                                ============

* COST FOR FEDERAL INCOME TAX PURPOSES IS $139,992,636 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                  $13,754,580
      GROSS UNREALIZED DEPRECIATION                            0
                                                     -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $13,754,580

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
MAY 31, 2006                      WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

   WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                            VALUE
INVESTMENT COMPANIES - 96.07%

STOCK FUNDS - 34.51%
    268,629  ING INTERNATIONAL VALUE FUND                                                                         $  5,329,595
    156,350  JOHN HANCOCK CLASSIC VALUE FUND                                                                         3,994,750
    182,628  MFS STRATEGIC VALUE FUND                                                                                2,622,533
    153,350  OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                  3,534,709
    246,669  T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                     7,999,464

                                                                                                                    23,481,051
                                                                                                                  ------------

AFFILIATED STOCK FUNDS - 41.76%
    419,448  WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                              3,997,339
        N/A  WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                            7,998,890
        N/A  WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                    5,319,324
        N/A  WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                    3,975,566
    262,167  WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                             3,570,711
        N/A  WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                     3,550,628

                                                                                                                    28,412,458
                                                                                                                  ------------

BOND FUNDS - 5.93%
    532,907  MFS HIGH INCOME FUND                                                                                    2,025,046
    353,343  OPPENHEIMER INTERNATIONAL BOND FUND                                                                     2,014,053

                                                                                                                     4,039,099
                                                                                                                  ------------

AFFILIATED BOND FUNDS - 13.87%
    450,196  WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND                                               4,727,056
        N/A  WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                       4,708,551

                                                                                                                     9,435,607
                                                                                                                  ------------

TOTAL INVESTMENT COMPANIES (COST $64,061,885)                                                                       65,368,215
                                                                                                                  ------------

PRINCIPAL                                                                           INTEREST RATE  MATURITY DATE
US TREASURY SECURITIES - 1.04%

US TREASURY BILLS - 1.04%
$   435,000  US TREASURY BILL^#                                                          4.55%      08/10/2006         431,079
    285,000  US TREASURY BILL^#                                                          4.83       11/09/2006         278,922

                                                                                                                       710,001
                                                                                                                  ------------

TOTAL US TREASURY SECURITIES (COST $710,002)                                                                           710,001
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $64,771,887)*                          97.11%                                                                 66,078,216
OTHER ASSETS AND LIABILITIES, NET             2.89                                                                   1,964,166
                                           -------                                                                ------------

TOTAL NET ASSETS                            100.00%                                                               $ 68,042,382
                                           =======                                                                ============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

# ALL OR A PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $64,856,702 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                  $ 1,714,721
      GROSS UNREALIZED DEPRECIATION                     (493,207)
                                                     -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $ 1,221,514

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE
WEALTHBUILDER PORTFOLIOS                  PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

   WEALTHBUILDER GROWTH BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                            VALUE
INVESTMENT COMPANIES - 98.35%

STOCK FUNDS - 29.82%
  1,554,896  ING INTERNATIONAL VALUE FUND                                                                         $ 30,849,147
  1,297,103  JOHN HANCOCK CLASSIC VALUE FUND                                                                        33,140,985
    575,243  MFS STRATEGIC VALUE FUND                                                                                8,260,491
    766,070  OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                 17,657,915
  1,359,602  T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    44,091,906

                                                                                                                   134,000,444
                                                                                                                  ------------

AFFILIATED STOCK FUNDS - 33.28%
  2,083,555  WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                             19,856,281
        N/A  WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           44,091,142
        N/A  WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   26,405,534
        N/A  WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                   19,662,080
  1,455,367  WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                            19,822,094
        N/A  WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    19,710,096

                                                                                                                   149,547,227
                                                                                                                  ------------

BOND FUNDS - 9.95%
  5,984,449  MFS HIGH INCOME FUND                                                                                   22,740,905
  3,851,969  OPPENHEIMER INTERNATIONAL BOND FUND                                                                    21,956,220

                                                                                                                    44,697,125
                                                                                                                  ------------

AFFILIATED BOND FUNDS - 25.30%
  5,632,637  WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND                                              59,142,689
        N/A  WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      54,517,992

                                                                                                                   113,660,681
                                                                                                                  ------------

TOTAL INVESTMENT COMPANIES (COST $420,721,720)                                                                     441,905,477
                                                                                                                  ------------

PRINCIPAL                                                                           INTEREST RATE  MATURITY DATE
US TREASURY SECURITIES - 0.90%

US TREASURY BILLS - 0.90%

$   870,000  US TREASURY BILL^#                                                          4.48%      08/10/2006         862,158
     35,000  US TREASURY BILL^#                                                          4.79       11/09/2006          34,253
  3,200,000  US TREASURY BILL^#                                                          4.83       11/09/2006       3,131,754

                                                                                                                     4,028,165
                                                                                                                  ------------

TOTAL US TREASURY SECURITIES (COST $4,027,620)                                                                       4,028,165
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $424,749,340)*                         99.25%                                                               $445,933,642
OTHER ASSETS AND LIABILITIES, NET             0.75                                                                   3,372,043
                                           -------                                                                ------------

TOTAL NET ASSETS                            100.00%                                                               $449,305,685
                                           =======                                                                ============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

# ALL OR A PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $423,060,445 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                  $29,518,338
      GROSS UNREALIZED DEPRECIATION                   (6,645,141)
                                                     -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $22,873,197

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
MAY 31, 2006                      WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

   WEALTHBUILDER MODERATE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                            VALUE
INVESTMENT COMPANIES - 97.76%

STOCK FUNDS - 17.66%
    137,004  ING INTERNATIONAL VALUE FUND                                                                         $  2,718,168
     79,568  JOHN HANCOCK CLASSIC VALUE FUND                                                                         2,032,956
    114,532  MFS STRATEGIC VALUE FUND                                                                                1,644,676
     79,966  OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                  1,843,211
    126,124  T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                     4,090,199

                                                                                                                    12,329,210
                                                                                                                  ------------

AFFILIATED STOCK FUNDS - 20.72%
    214,273  WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                              2,042,023
        N/A  WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                            4,081,586
        N/A  WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                    2,701,092
        N/A  WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                    2,044,864
    132,844  WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                             1,809,337
        N/A  WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                     1,791,297

                                                                                                                    14,470,199
                                                                                                                  ------------

BOND FUNDS - 9.88%
    909,140  MFS HIGH INCOME FUND                                                                                    3,454,733
    604,002  OPPENHEIMER INTERNATIONAL BOND FUND                                                                     3,442,813

                                                                                                                     6,897,546
                                                                                                                  ------------

AFFILIATED BOND FUNDS - 49.50%
    990,101  WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND                                              10,396,065
  1,407,931  WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND                                              13,825,886
        N/A  WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      10,343,176

                                                                                                                    34,565,127
                                                                                                                  ------------

TOTAL INVESTMENT COMPANIES (COST $67,768,120)                                                                       68,262,082
                                                                                                                  ------------

PRINCIPAL                                                                           INTEREST RATE  MATURITY DATE
US TREASURY SECURITIES - 0.66%

US TREASURY BILLS - 0.66%
$   320,000  US TREASURY BILL^#                                                          4.55%      08/10/2006         317,115
    150,000  US TREASURY BILL^#                                                          4.83       11/09/2006         146,801

                                                                                                                       463,916
                                                                                                                  ------------

TOTAL US TREASURY SECURITIES (COST $463,932)                                                                           463,916
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $68,232,052)*                          98.42%                                                                 68,725,998
OTHER ASSETS AND LIABILITIES, NET             1.58                                                                   1,099,823
                                           -------                                                                ------------

TOTAL NET ASSETS                            100.00%                                                               $ 69,825,821
                                           =======                                                                ============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

# ALL OR A PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $68,318,095 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                  $ 1,043,380
      GROSS UNREALIZED DEPRECIATION                     (635,477)
                                                     -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $   407,903

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE
WEALTHBUILDER PORTFOLIOS                  PORTFOLIO OF INVESTMENTS--MAY 31, 2006
--------------------------------------------------------------------------------

   WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                           VALUE
INVESTMENT COMPANIES - 98.66%

STOCK FUNDS - 46.44%
  3,355,040  ING INTERNATIONAL VALUE FUND                                                                         $ 66,564,001
  1,567,092  JOHN HANCOCK CLASSIC VALUE FUND                                                                        40,039,188
    138,559  MFS STRATEGIC VALUE FUND                                                                                1,989,707
    192,434  OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                  4,435,605
    369,850  T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    11,994,220

                                                                                                                   125,022,721
                                                                                                                  ------------

AFFILIATED STOCK FUNDS - 52.22%
    630,324  WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                              6,006,988
        N/A  WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           53,312,918
        N/A  WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   66,396,164
        N/A  WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                    5,982,758
    326,977  WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                             4,453,433
        N/A  WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                     4,446,344

                                                                                                                   140,598,605
                                                                                                                  ------------

TOTAL INVESTMENT COMPANIES (COST $240,738,114)                                                                     265,621,326
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $240,738,114)*                         98.66%                                                                265,621,326
OTHER ASSETS AND LIABILITIES, NET             1.34                                                                   3,603,602
                                           -------                                                                ------------

TOTAL NET ASSETS                            100.00%                                                               $269,224,928
                                           =======                                                                ============

* COST FOR FEDERAL INCOME TAX PURPOSES IS $237,278,141 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                  $31,659,366
      GROSS UNREALIZED DEPRECIATION                   (3,316,181)
                                                     -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)     $28,343,185

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE
WEALTHBUILDER PORTFOLIOS       STATEMENTS OF ASSETS AND LIABILITIES MAY 31, 2006
--------------------------------------------------------------------------------

                                                                             WEALTHBUILDER                          WEALTHBUILDER
                                                                              CONSERVATIVE                                 GROWTH
                                                                                ALLOCATION       WEALTHBUILDER         ALLOCATION
                                                                                 PORTFOLIO    EQUITY PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .......................................   $     7,572,400    $     71,793,326    $    28,230,151
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ..........................        11,372,382          60,263,981         25,552,959
  INVESTMENTS IN AFFILIATES ............................................        21,583,890          21,689,909         12,295,106
                                                                           ---------------    ----------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .....................        40,528,672         153,747,216         66,078,216
                                                                           ---------------    ----------------    ---------------
  CASH .................................................................            67,467             602,656            184,925
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS .....................            24,712                   0            119,500
  RECEIVABLE FOR FUND SHARES ISSUED ....................................           352,295           1,225,802          1,894,465
  RECEIVABLE FOR INVESTMENTS SOLD ......................................            32,533                   0                  0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ...............................            67,652                   0             19,016
                                                                           ---------------    ----------------    ---------------
TOTAL ASSETS ...........................................................        41,073,331         155,575,674         68,296,122
                                                                           ---------------    ----------------    ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED .....................................           697,344             278,189             54,688
  PAYABLE FOR INVESTMENTS PURCHASED ....................................                 0             202,656             84,925
  DIVIDENDS PAYABLE ....................................................                 0                   0                  0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ................             5,262              37,300             14,083
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ..............            35,267             131,897             54,852
  ACCRUED EXPENSES AND OTHER LIABILITIES ...............................            45,075              17,105             45,192
                                                                           ---------------    ----------------    ---------------
TOTAL LIABILITIES ......................................................           782,948             667,147            253,740
                                                                           ---------------    ----------------    ---------------
TOTAL NET ASSETS .......................................................   $    40,290,383    $    154,908,527    $    68,042,382
                                                                           ===============    ================    ===============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ......................................................   $    40,252,151    $    135,667,851    $    65,395,315
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........................            39,022            (120,461)           (41,429)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ................           115,980           7,069,237          1,499,967
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
    FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
    DENOMINATED IN FOREIGN CURRENCIES ..................................           (99,327)         12,291,900          1,306,329
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ................           (17,443)                  0           (117,800)
                                                                           ---------------    ----------------    ---------------
TOTAL NET ASSETS .......................................................   $    40,290,383    $    154,908,527    $    68,042,382
                                                                           ---------------    ----------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  MAXIMUM OFFERING PRICE PER SHARE(2) ..................................             10.47               13.20              12.11
  NET ASSET VALUE AND OFFERING PRICE PER SHARE .........................             10.31               13.00              11.93
  NET ASSETS ...........................................................        40,290,383         154,908,527         68,042,382
  SHARES OUTSTANDING ...................................................         3,907,570          11,916,175          5,701,499
                                                                           ---------------    ----------------    ---------------
INVESTMENTS AT COST ....................................................   $    40,627,999    $    141,456,504    $    64,771,887
                                                                           ===============    ================    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/98.50 OF NET ASSET VALUE. ON INVESTMENTS OF $250,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND
LIABILITIES MAY 31, 2006          WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                             WEALTHBUILDER       WEALTHBUILDER      WEALTHBUILDER
                                                                           GROWTH BALANCED            MODERATE    TACTICAL EQUITY
                                                                                 PORTFOLIO  BALANCED PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .......................................   $   182,725,734    $     19,690,672    $   125,022,721
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ..........................       164,386,844          20,962,015        130,138,184
  INVESTMENTS IN AFFILIATES ............................................        98,821,064          28,073,311         10,460,421
                                                                           ---------------    ----------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .....................       445,933,642          68,725,998        265,621,326
                                                                           ---------------    ----------------    ---------------
  CASH .................................................................           660,168             441,268            845,124
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS .....................           837,237              83,525                  0
  RECEIVABLE FOR FUND SHARES ISSUED ....................................         2,767,744             970,402          3,722,416
  RECEIVABLE FOR INVESTMENTS SOLD ......................................           139,974                   0                  0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ...............................           219,658              80,837                  0
                                                                           ---------------    ----------------    ---------------
TOTAL ASSETS ...........................................................       450,558,423          70,302,030        270,188,866
                                                                           ---------------    ----------------    ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED .....................................           686,546              21,330            208,884
  PAYABLE FOR INVESTMENTS PURCHASED ....................................                 0             341,268            445,124
  DIVIDENDS PAYABLE ....................................................             1,302                   0                 11
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ................           160,023              18,323             61,899
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ..............           370,787              55,086            228,131
  ACCRUED EXPENSES AND OTHER LIABILITIES ...............................            34,080              40,202             19,889
                                                                           ---------------    ----------------    ---------------
TOTAL LIABILITIES ......................................................         1,252,738             476,209            963,938
                                                                           ---------------    ----------------    ---------------
TOTAL NET ASSETS .......................................................   $   449,305,685    $     69,825,821    $   269,224,928
                                                                           ===============    ================    ===============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ......................................................   $   408,684,301    $     68,268,387    $   236,816,549
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........................           632,931             208,695           (534,875)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ................        19,443,206             917,918          8,055,323
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
    FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
    DENOMINATED IN FOREIGN CURRENCIES ..................................        21,187,469             493,946         24,887,931
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ................          (642,222)            (63,125)                 0
                                                                           ---------------    ----------------    ---------------
TOTAL NET ASSETS .......................................................   $   449,305,685    $     69,825,821    $   269,224,928
                                                                           ---------------    ----------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------
  MAXIMUM OFFERING PRICE PER SHARE(2) ..................................             12.64               11.12              15.72
  NET ASSET VALUE AND OFFERING PRICE PER SHARE .........................             12.45               10.95              15.48
  NET ASSETS ...........................................................       449,305,685          69,825,821        269,224,928
  SHARES OUTSTANDING ...................................................        36,086,622           6,374,016         17,390,550
                                                                           ---------------    ----------------    ---------------
INVESTMENTS AT COST ....................................................   $   424,749,340    $     68,232,052    $   240,738,114
                                                                           ===============    ================    ===============

WELLS FARGO ADVANTAGE                                  STATEMENT OF OPERATIONS--
WEALTHBUILDER PORTFOLIOS                         FOR THE YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------

                                                                             WEALTHBUILDER                          WEALTHBUILDER
                                                                              CONSERVATIVE       WEALTHBUILDER             GROWTH
                                                                                ALLOCATION              EQUITY         ALLOCATION
                                                                                 PORTFOLIO           PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS  (1) .......................................................   $       296,822    $        877,897    $       255,814
  DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ................            49,421             859,712            220,379
  INTEREST .............................................................             1,969               1,588              5,692
  INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........           250,916                   0             92,413
  DIVIDEND INCOME FROM AFFILIATED SECURITIES ...........................           595,255             222,286            111,097
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .................           (44,980)           (449,530)          (116,556)
  WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..................               465              39,051              8,537
                                                                           ---------------    ----------------    ---------------
TOTAL INVESTMENT INCOME ................................................         1,149,868           1,551,004            577,376
                                                                           ---------------    ----------------    ---------------

EXPENSES
  ADVISORY FEES ........................................................            60,529             267,437             73,268
  ADMINISTRATION FEES ..................................................            99,872             441,271            120,893
  SHAREHOLDER SERVICING FEES ...........................................            58,099             319,418             82,764
  ACCOUNTING FEES ......................................................            21,421               6,285             21,720
  DISTRIBUTION FEES (NOTE 3) ...........................................           226,983           1,002,890            274,755
  PROFESSIONAL FEES ....................................................             6,137              15,363              6,022
  REGISTRATION FEES ....................................................             7,045              22,363              5,584
  SHAREHOLDER REPORTS ..................................................             2,046              33,114              2,159
  TRUSTEES' FEES .......................................................             7,792               7,792              7,792
  OTHER FEES AND EXPENSES ..............................................             1,399               5,500              2,571
                                                                           ---------------    ----------------    ---------------
TOTAL EXPENSES .........................................................           491,323           2,121,433            597,528
                                                                           ---------------    ----------------    ---------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .........................           (37,086)           (117,944)           (48,017)
  NET EXPENSES .........................................................           454,237           2,003,489            549,511
                                                                           ---------------    ----------------    ---------------
NET INVESTMENT INCOME (LOSS) ...........................................           695,631            (452,485)            27,865
                                                                           ---------------    ----------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  NON-AFFILIATED UNDERLYING FUNDS ......................................           158,988           5,971,109            751,548
  AFFILIATED UNDERLYING FUNDS ..........................................           (69,135)          1,583,554            226,248
  FUTURES TRANSACTIONS .................................................            68,571                   0            265,870
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............            57,604           5,335,863            669,580
                                                                           ---------------    ----------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..............................           216,028          12,890,526          1,913,246
                                                                           ---------------    ----------------    ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
---------------------------------------------------------------------------------------------------------------------------------
  NON-AFFILIATED UNDERLYING FUNDS ......................................            73,735           1,484,066            456,507
  AFFILIATED UNDERLYING FUNDS ..........................................          (240,399)            616,640             77,130
  FUTURES TRANSACTIONS .................................................           (17,443)                  0           (117,800)
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............           (27,573)          1,501,095            398,943
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED
    FROM MASTER PORTFOLIOS .............................................                16                 225               (616)
                                                                           ---------------    ----------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....          (211,664)          3,602,026            814,164
                                                                           ---------------    ----------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .................             4,364          16,492,552          2,727,410
                                                                           ---------------    ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $       699,995    $     16,040,067    $     2,755,275
                                                                           ===============    ================    ===============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ..............................   $         1,487    $         27,705    $         8,125

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS--
FOR THE YEAR ENDED MAY 31, 2006   WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                             WEALTHBUILDER       WEALTHBUILDER      WEALTHBUILDER
                                                                                    GROWTH            MODERATE           TACTICAL
                                                                                  BALANCED            BALANCED             EQUITY
                                                                                 PORTFOLIO           PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS  (1) .......................................................   $     4,752,701    $        467,251    $     1,348,721
  DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ................         1,669,721             133,412          1,878,141
  INTEREST .............................................................           159,520               3,976              5,202
  INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........         1,819,160             266,272                  0
  DIVIDEND INCOME FROM AFFILIATED SECURITIES ...........................         3,127,781             529,569             94,670
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .................        (1,007,764)            (88,571)          (879,739)
  WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..................            60,469               3,949             61,117
                                                                           ---------------    ----------------    ---------------
TOTAL INVESTMENT INCOME ................................................        10,581,588           1,315,858          2,508,112
                                                                           ---------------    ----------------    ---------------

EXPENSES
  ADVISORY FEES ........................................................           803,766              85,020            418,593
  ADMINISTRATION FEES ..................................................         1,326,214             140,282            690,678
  SHAREHOLDER SERVICING FEES ...........................................           845,163              91,783            489,521
  ACCOUNTING FEES ......................................................            18,888              21,996              9,837
  DISTRIBUTION FEES (NOTE 3) ...........................................         3,014,124             318,823          1,569,723
  PROFESSIONAL FEES ....................................................            14,043               5,958             17,140
  REGISTRATION FEES ....................................................            25,123               4,705                795
  SHAREHOLDER REPORTS ..................................................            89,461               2,103             38,292
  TRUSTEES' FEES .......................................................             7,792               7,792              7,792
  OTHER FEES AND EXPENSES ..............................................            11,520               1,212              7,264
                                                                           ---------------    ----------------    ---------------
TOTAL EXPENSES .........................................................         6,156,094             679,674          3,249,635
                                                                           ---------------    ----------------    ---------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .........................          (127,836)            (42,029)          (110,098)
  NET EXPENSES .........................................................         6,028,258             637,645          3,139,537
                                                                           ---------------    ----------------    ---------------
NET INVESTMENT INCOME (LOSS) ...........................................         4,553,330             678,213           (631,425)
                                                                           ---------------    ----------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  NON-AFFILIATED UNDERLYING FUNDS ......................................        10,610,613             530,316         12,207,142
  AFFILIATED UNDERLYING FUNDS ..........................................         2,460,623              93,989            450,291
  FUTURES TRANSACTIONS .................................................         6,945,288             195,920                  0
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............         9,437,027             363,956          8,148,975
                                                                           ---------------    ----------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..............................        29,453,551           1,184,181         20,806,408
                                                                           ---------------    ----------------    ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
---------------------------------------------------------------------------------------------------------------------------------
  NON-AFFILIATED UNDERLYING FUNDS ......................................         3,291,055             231,881          6,363,434
  AFFILIATED UNDERLYING FUNDS ..........................................          (371,590)           (172,139)           358,441
  FUTURES TRANSACTIONS .................................................           750,088             (63,125)                 0
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............         1,803,868             190,810          6,846,279
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED
    FROM MASTER PORTFOLIOS .............................................             1,930                (167)               (66)
                                                                           ---------------    ----------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....         5,475,351             187,260         13,568,088
                                                                           ---------------    ----------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .................        34,928,902           1,371,441         34,374,496
                                                                           ---------------    ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $    39,482,232    $      2,049,654    $    33,743,071
                                                                           ===============    ================    ===============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ..............................   $        49,495    $          4,306    $       109,424

WELLS FARGO ADVANTAGE
WEALTHBUILDER PORTFOLIOS                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                         WEALTHBUILDER
                                                                                               CONSERVATIVE ALLOCATION PORTFOLIO
                                                                                              -----------------------------------
                                                                                                       FOR THE            FOR THE
                                                                                                    YEAR ENDED       PERIOD ENDED
                                                                                                  MAY 31, 2006       MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..................................................................    $     15,162,406    $             0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................             695,631             66,460
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................             216,028            (63,648)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................            (211,664)            94,894
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................             699,995             97,706
                                                                                              ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .................................................................            (665,746)           (56,677)
   NET REALIZED GAIN ON SALES OF INVESTMENTS .............................................             (39,083)                 0
                                                                                              ----------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................................            (704,829)           (56,677)
                                                                                              ----------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD .............................................................          40,859,498         15,831,165
   REINVESTMENT OF DISTRIBUTIONS .........................................................             564,467             42,696
   COST OF SHARES REDEEMED ...............................................................         (16,291,154)          (752,484)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - TOTAL ..          25,132,811         15,121,377
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................          25,127,977         15,162,406
                                                                                              ----------------    ---------------
ENDING NET ASSETS ........................................................................    $     40,290,383    $    15,162,406
                                                                                              ----------------    ---------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ...........................................................................           3,946,058          1,555,637
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ........................................              54,592              4,211
   SHARES REDEEMED .......................................................................          (1,578,749)           (74,179)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..           2,421,901          1,485,669
                                                                                              ----------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................    $         39,022    $        11,899
                                                                                              ================    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                           WELLS FARGO ADVANTAGE
STATEMENTS OF CHANGES IN NET ASSETS                     WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                                         WEALTHBUILDER
                                                                                                       EQUITY PORTFOLIO
                                                                                              -----------------------------------
                                                                                                       FOR THE            FOR THE
                                                                                                    YEAR ENDED         YEAR ENDED
                                                                                                  MAY 31, 2006       MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..................................................................    $    118,580,770    $    87,885,376

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................            (452,485)          (673,871)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................          12,890,526          4,823,758
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................           3,602,026          4,380,736
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................          16,040,067          8,530,623
                                                                                              ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .................................................................                   0                  0
   NET REALIZED GAIN ON SALES OF INVESTMENTS .............................................                   0                  0
                                                                                              ----------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................................                   0                  0
                                                                                              ----------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD .............................................................          47,994,713         44,193,937
   REINVESTMENT OF DISTRIBUTIONS .........................................................                   0                  0
   COST OF SHARES REDEEMED ...............................................................         (27,707,023)       (22,029,166)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - TOTAL ..          20,287,690         22,164,771
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................          36,327,757         30,695,394
                                                                                              ----------------    ---------------
ENDING NET ASSETS ........................................................................    $    154,908,527    $   118,580,770
                                                                                              ----------------    ---------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ...........................................................................           3,763,691          4,033,617
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ........................................                   0                  0
   SHARES REDEEMED .......................................................................          (2,213,744)        (1,991,727)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..           1,549,947          2,041,890
                                                                                              ----------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................    $       (120,461)   $         9,388
                                                                                              ================    ===============

                                                                                                         WEALTHBUILDER
                                                                                                  GROWTH ALLOCATION PORTFOLIO
                                                                                              -----------------------------------
                                                                                                       FOR THE            FOR THE
                                                                                                    YEAR ENDED       PERIOD ENDED
                                                                                                  MAY 31, 2006       MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..................................................................    $     15,254,792    $             0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................              27,865            (29,837)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................           1,913,246           (198,282)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................             814,164            374,365
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................           2,755,275            146,246
                                                                                              ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .................................................................             (88,777)            (7,100)
   NET REALIZED GAIN ON SALES OF INVESTMENTS .............................................            (195,888)                 0
                                                                                              ----------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................................            (284,665)            (7,100)
                                                                                              ----------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD .............................................................          55,190,367         15,739,375
   REINVESTMENT OF DISTRIBUTIONS .........................................................             281,864              7,035
   COST OF SHARES REDEEMED ...............................................................          (5,155,251)          (630,764)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - TOTAL ..          50,316,980         15,115,646
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................          52,787,590         15,254,792
                                                                                              ----------------    ---------------
ENDING NET ASSETS ........................................................................    $     68,042,382    $    15,254,792
                                                                                              ----------------    ---------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ...........................................................................           4,689,093          1,484,046
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ........................................              24,172                656
   SHARES REDEEMED .......................................................................            (437,242)           (59,226)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..           4,276,023          1,425,476
                                                                                              ----------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................    $        (41,429)   $           682
                                                                                              ================    ===============

                                                                                                         WEALTHBUILDER
                                                                                                  GROWTH BALANCED  PORTFOLIO
                                                                                              -----------------------------------
                                                                                                       FOR THE            FOR THE
                                                                                                    YEAR ENDED         YEAR ENDED
                                                                                                  MAY 31, 2006       MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..................................................................    $    355,582,336    $   260,921,543

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................           4,553,330          2,789,699
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................          29,453,551         11,894,881
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................           5,475,351          3,823,978
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................          39,482,232         18,508,558
                                                                                              ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .................................................................          (4,338,226)        (2,713,794)
   NET REALIZED GAIN ON SALES OF INVESTMENTS .............................................         (13,901,856)                 0
                                                                                              ----------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................................         (18,240,082)        (2,713,794)
                                                                                              ----------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD .............................................................         128,758,727        132,944,558
   REINVESTMENT OF DISTRIBUTIONS .........................................................          17,798,831          2,633,504
   COST OF SHARES REDEEMED ...............................................................         (74,076,359)       (56,712,033)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - TOTAL ..          72,481,199         78,866,029
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................          93,723,349         94,660,793
                                                                                              ----------------    ---------------
ENDING NET ASSETS ........................................................................    $    449,305,685    $   355,582,336
                                                                                              ----------------    ---------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ...........................................................................          10,355,109         11,555,417
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ........................................           1,468,551            221,665
   SHARES REDEEMED .......................................................................          (5,983,947)        (4,927,995)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..           5,839,713          6,849,087
                                                                                              ----------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................    $        632,931    $       365,879
                                                                                              ================    ===============

WELLS FARGO ADVANTAGE
WEALTHBUILDER PORTFOLIOS                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                         WEALTHBUILDER
                                                                                                  MODERATE BALANCED PORTFOLIO
                                                                                              -----------------------------------
                                                                                                       FOR THE            FOR THE
                                                                                                    YEAR ENDED       PERIOD ENDED
                                                                                                  MAY 31, 2006       MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..................................................................    $     19,919,043    $             0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................             678,213             45,596
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................           1,184,181           (163,644)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................             187,260            243,561
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................           2,049,654            125,513
                                                                                              ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .................................................................            (516,684)            (8,776)
   DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME ......................................                   0                  0
   NET REALIZED GAIN ON SALES OF INVESTMENTS .............................................             (96,167)                 0
                                                                                              ----------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................................            (612,851)            (8,776)
                                                                                              ----------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD .............................................................          53,858,592         20,471,770
   REINVESTMENT OF DISTRIBUTIONS .........................................................             587,485              8,477
   COST OF SHARES REDEEMED ...............................................................          (5,976,102)          (677,941)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - TOTAL ..          48,469,975         19,802,306
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................          49,906,778         19,919,043
                                                                                              ----------------    ---------------
ENDING NET ASSETS ........................................................................    $     69,825,821    $    19,919,043
                                                                                              ================    ===============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ...........................................................................           4,957,490          1,976,023
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ........................................              54,290                812
   SHARES REDEEMED .......................................................................            (549,001)           (65,598)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..           4,462,779          1,911,237
                                                                                              ----------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ....................................    $        208,695    $        40,908
                                                                                              ================    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                           WELLS FARGO ADVANTAGE
STATEMENTS OF CHANGES IN NET ASSETS                     WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                                         WEALTHBUILDER
                                                                                                   TACTICAL EQUITY PORTFOLIO
                                                                                              -----------------------------------
                                                                                                       FOR THE            FOR THE
                                                                                                    YEAR ENDED         YEAR ENDED
                                                                                                  MAY 31, 2006       MAY 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..................................................................    $    165,324,913    $   105,829,347

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................................            (631,425)          (662,790)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................................          20,806,408         10,848,640
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...................          13,568,088          2,394,223
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................          33,743,071         12,580,073
                                                                                              ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .................................................................                   0                  0
   DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME ......................................                   0         (1,251,246)
   NET REALIZED GAIN ON SALES OF INVESTMENTS .............................................                   0                  0
                                                                                              ----------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................................                   0         (1,251,246)
                                                                                              ----------------    ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD .............................................................         106,736,210         69,944,083
   REINVESTMENT OF DISTRIBUTIONS .........................................................               3,527          1,233,853
   COST OF SHARES REDEEMED ...............................................................         (36,582,793)       (23,011,197)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - TOTAL ..          70,156,944         48,166,739
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................         103,900,015         59,495,566
                                                                                              ----------------    ---------------
ENDING NET ASSETS ........................................................................    $    269,224,928    $   165,324,913
                                                                                              ================    ===============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ...........................................................................           7,180,563          5,491,358
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ........................................                 247             93,829
   SHARES REDEEMED .......................................................................          (2,501,059)        (1,812,871)
                                                                                              ----------------    ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..           4,679,751          3,772,316
                                                                                              ----------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ....................................    $       (534,875)   $        11,124
                                                                                              ================    ===============

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                          DISTRIBU-
                                                                                        NET     DISTRIBU-    DISTRIBU-     TIONS IN
                                                    BEGINNING           NET    REALIZED AND         TIONS        TIONS       EXCESS
                                                    NET ASSET    INVESTMENT     UNREALIZED       FROM NET     FROM NET       OF NET
                                                    VALUE PER        INCOME  GAIN (LOSS) ON    INVESTMENT     REALIZED   INVESTMENT
                                                        SHARE        (LOSS)     INVESTMENTS        INCOME        GAINS       INCOME
-----------------------------------------------------------------------------------------------------------------------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $10.21          0.21            0.11         (0.21)       (0.01)        0.00
SEPTEMBER 30, 2004(5) TO MAY 31, 2005............      $10.00          0.07            0.20         (0.06)        0.00         0.00

WEALTHBUILDER EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

JUNE 1, 2005 TO MAY 31, 2006.....................      $11.44         (0.04)           1.60          0.00         0.00         0.00
JUNE 1, 2004 TO MAY 31, 2005.....................      $10.56         (0.06)           0.94          0.00         0.00         0.00
JUNE 1, 2003 TO MAY 31, 2004.....................      $ 8.79         (0.06)           1.83          0.00         0.00         0.00
JUNE 1, 2002 TO MAY 31, 2003.....................      $10.12         (0.08)          (1.25)         0.00         0.00         0.00
JUNE 1, 2001 TO MAY 31, 2002.....................      $12.03         (0.10)          (1.62)        (0.19)        0.00         0.00

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $10.70          0.02            1.30         (0.03)       (0.06)        0.00
SEPTEMBER 30, 2004(5) TO MAY 31, 2005............      $10.00          0.00            0.73         (0.03)        0.00         0.00

WEALTHBUILDER GROWTH BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $11.76          0.15            1.12         (0.14)       (0.44)        0.00
JUNE 1, 2004 TO MAY 31, 2005.....................      $11.15          0.10            0.61         (0.10)        0.00         0.00
JUNE 1, 2003 TO MAY 31, 2004.....................      $ 9.68          0.08            1.52         (0.13)        0.00         0.00
JUNE 1, 2002 TO MAY 31, 2003.....................      $10.63          0.08           (0.95)        (0.08)        0.00         0.00
JUNE 1, 2001 TO MAY 31, 2002.....................      $11.69          0.00           (0.83)        (0.16)       (0.07)        0.00

WEALTHBUILDER MODERATE BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $10.42          0.14            0.54         (0.13)       (0.02)        0.00
SEPTEMBER 30, 2004(5) TO MAY 31, 2005............      $10.00          0.04            0.40         (0.02)        0.00         0.00

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $13.01         (0.04)           2.51          0.00         0.00         0.00
JUNE 1, 2004 TO MAY 31, 2005.....................      $11.84         (0.03)           1.32          0.00         0.00        (0.12)
JUNE 1, 2003 TO MAY 31, 2004.....................      $ 9.42         (0.04)           2.46          0.00         0.00         0.00
JUNE 1, 2002 TO MAY 31, 2003.....................      $11.14         (0.08)          (1.64)         0.00         0.00         0.00
JUNE 1, 2001 TO MAY 31, 2002.....................      $12.76         (0.07)          (1.52)        (0.03)        0.00         0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS              WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

                                                       ENDING               RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                    NET ASSET     -------------------------------------------------------------
                                                    VALUE PER     NET INVESTMENT           GROSS      EXPENSES             NET
                                                        SHARE      INCOME (LOSS)     EXPENSES(2)     WAIVED(2)     EXPENSES(2)
-------------------------------------------------------------------------------------------------------------------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $10.31            2.30%            1.62%      (0.12)%            1.50%
SEPTEMBER 30, 2004 (5) TO MAY 31, 2005...........      $10.21            1.64%            2.79%      (1.29)%            1.50%

WEALTHBUILDER EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $13.00           (0.34)%           1.59%      (0.09)%            1.50%
JUNE 1, 2004 TO MAY 31, 2005.....................      $11.44           (0.64)%           1.48%      (0.06)%            1.42%
JUNE 1, 2003 TO MAY 31, 2004.....................      $10.56           (0.74)%           1.24%      (0.01)%            1.23%
JUNE 1, 2002 TO MAY 31, 2003.....................      $ 8.79           (0.90)%           1.29%      (0.04)%            1.25%
JUNE 1, 2001 TO MAY 31, 2002.....................      $10.12           (0.83)%           1.32%      (0.07)%            1.25%

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $11.93            0.08%            1.63%      (0.13)%            1.50%
SEPTEMBER 30, 2004 (5) TO MAY 31, 2005...........      $10.70           (0.80)%           2.91%      (1.41)%            1.50%

WEALTHBUILDER GROWTH BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $12.45            1.13%            1.53%      (0.03)%            1.50%
JUNE 1, 2004 TO MAY 31, 2005.....................      $11.76            0.90%            1.45%      (0.04)%            1.41%
JUNE 1, 2003 TO MAY 31, 2004.....................      $11.15            0.75%            1.21%       0.00%             1.21%
JUNE 1, 2002 TO MAY 31, 2003.....................      $ 9.68            0.93%            1.14%       0.00%             1.14%
JUNE 1, 2001 TO MAY 31, 2002.....................      $10.63            1.04%            1.27%      (0.02)%            1.25%

WEALTHBUILDER MODERATE BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $10.95            1.60%            1.60%      (0.10)%            1.50%
SEPTEMBER 30, 2004 (5) TO MAY 31, 2005...........      $10.42            0.85%            2.48%      (0.98)%            1.50%

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      $15.48           (0.30)%           1.55%      (0.05)%            1.50%
JUNE 1, 2004 TO MAY 31, 2005.....................      $13.01           (0.50)%           1.47%      (0.05)%            1.42%
JUNE 1, 2003 TO MAY 31, 2004.....................      $11.84           (0.42)%           1.23%      (0.01)%            1.22%
JUNE 1, 2002 TO MAY 31, 2003.....................      $ 9.42           (0.82)%           1.26%      (0.01)%            1.25%
JUNE 1, 2001 TO MAY 31, 2002.....................      $11.14           (0.69)%           1.30%      (0.05)%            1.25%

                                                                   PORTFOLIO        NET ASSETS AT
                                                         TOTAL      TURNOVER        END OF PERIOD
                                                     RETURN(3)          RATE      (000'S OMITTED)
--------------------------------------------------------------------------------------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      3.29%            163%(7)         $ 40,290
SEPTEMBER 30, 2004 (5) TO MAY 31, 2005...........      2.71%              9%(6)         $ 15,162

WEALTHBUILDER EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................     13.64%             70%            $154,909
JUNE 1, 2004 TO MAY 31, 2005.....................      8.33%             92%            $118,581
JUNE 1, 2003 TO MAY 31, 2004.....................     20.14%            101%            $ 87,885
JUNE 1, 2002 TO MAY 31, 2003.....................    (13.14)%            30%            $ 46,370
JUNE 1, 2001 TO MAY 31, 2002.....................    (14.36)%            30%            $ 54,218

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................     12.27%            108%(7)         $ 68,042
SEPTEMBER 30, 2004 (5) TO MAY 31, 2005...........      7.25%             28%(6)         $ 15,255

WEALTHBUILDER GROWTH BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................     10.88%            139%(7)         $449,306
JUNE 1, 2004 TO MAY 31, 2005.....................      6.37%             98%            $355,582
JUNE 1, 2003 TO MAY 31, 2004.....................     16.52%(4)          96%            $260,922
JUNE 1, 2002 TO MAY 31, 2003.....................     (8.10)%            48%            $162,229
JUNE 1, 2001 TO MAY 31, 2002.....................     (7.09)%            28%            $159,693

WEALTHBUILDER MODERATE BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................      6.62%            152%(7)         $ 69,826
SEPTEMBER 30, 2004 (5) TO MAY 31, 2005...........      4.41%             16%(6)         $ 19,919

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------
JUNE 1, 2005 TO MAY 31, 2006.....................     18.99%             76%            $269,225
JUNE 1, 2004 TO MAY 31, 2005.....................     10.89%            110%            $165,325
JUNE 1, 2003 TO MAY 31, 2004.....................     25.69%            121%            $105,829
JUNE 1, 2002 TO MAY 31, 2003.....................    (15.44)%             7%            $ 72,450
JUNE 1, 2001 TO MAY 31, 2002.....................    (12.46)%            73%            $100,476

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2)   These ratios do not include expenses from the Underlying Funds.

(3) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(4) Total return would have been 16.26%, had the payments from the Advisor not been included.

(5)   Commencement of operations.

(6) Portfolio Turnover rates presented for periods of less than one year are not annualized.

(7) Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative Allocation Portfolio is 133%; for WealthBuilder Growth Allocation Portfolio is 89%; for WealthBuilder Growth Balanced Portfolio is 105%; and for WealthBuilder Moderate Balanced Portfolio is 105%.

NOTES TO FINANCIAL STATEMENTS     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2006, was comprised of 108 separate series. These financial statements present the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio (formerly named WealthBuilder Growth & Income Portfolio), WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, and WealthBuilder Tactical Equity Portfolio (formerly named WealthBuilder Growth Portfolio) (each, a "Fund", collectively, the "Funds"). Each Fund is a diversified series of the Trust.

      The Funds each seek to achieve their investment objectives by allocating their assets across asset classes of stocks, bonds and money market instruments by investing in a number of affiliated and non-affiliated funds ("Underlying Funds"). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the non-affiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain underlying Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the applicable Performance Highlights for those underlying Funds. Such underlying Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Each Fund determines its net asset value as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern
Time) on each Fund business day. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date. The Funds' investments in the Underlying Funds structured as partnerships (the "Master Portfolios") are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. The valuation policies of the Fund are consistent with the valuation policies of the underlying Funds.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Each Fund records its pro rata share of the Master Portfolio's net investment income, and realized and unrealized gain and loss daily.

      Dividend income and realized gain distributions are recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

      Capital gain distributions from underlying funds are treated as realized gains.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At May 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                                          Undistributed Net   Undistributed Net
   Fund                                                   Investment Income   Realized Gain/Loss   Paid-in Capital
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE
   ALLOCATION PORTFOLIO                                         (2,762)              2,762                   0
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO        322,636             (16,977)           (305,659)
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH
   ALLOCATION PORTFOLIO                                         18,801             (18,801)                  0
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH
   BALANCED PORTFOLIO                                           51,948             (51,948)                  0
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE
   BALANCED PORTFOLIO                                            6,258              (6,258)                  0
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL
   EQUITY PORTFOLIO                                             85,426             (85,426)                  0

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2006.

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the

NOTES TO FINANCIAL STATEMENTS     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2006, the following Fund(s) held futures contracts:

                                                                                                  Net Unrealized
                                                                               National Contract   Appreciation
   Fund                                 Contracts    Type     Expiration Date       Amount        (Depreciation)
----------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   CONSERVATIVE ALLOCATION PORTFOLIO       6 Long    S&P 500     June 2006       $  1,937,241       $ (29,091)
----------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   CONSERVATIVE ALLOCATION PORTFOLIO     21 Short  US T-Bond  September 2006        2,218,946          11,648
----------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   GROWTH ALLOCATION PORTFOLIO            30 Long    S&P 500     June 2006          9,709,581        (168,831)
----------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   GROWTH ALLOCATION PORTFOLIO           92 Short  US T-Bond  September 2006        9,721,094          51,031
----------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   GROWTH BALANCED PORTFOLIO             212 Long    S&P 500     June 2006         68,411,038        (989,738)
----------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   GROWTH BALANCED PORTFOLIO            627 Short  US T-Bond  September 2006       66,251,640         347,516
----------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   MODERATE BALANCED PORTFOLIO            21 Long    S&P 500     June 2006          6,777,150         (98,625)
----------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   MODERATE BALANCED PORTFOLIO           64 Short  US T-Bond  September 2006        6,762,500          35,500

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                            Advisory Fee                    Subadvisory Fee*
                                         Average Daily      (% of Average                    (% of Average
   Fund                                   Net Assets      Daily Net Assets)   Subadviser    Daily Net Assets)
-------------------------------------------------------------------------------------------------------------
   ALL FUNDS                            First $1 billion       0.200         Wells Capital       0.150
                                         Next $4 billion       0.175          Management
                                         Over $5 billion       0.150         Incorporated
-------------------------------------------------------------------------------------------------------------

Funds Management also acts as adviser to, and is entitled to receive a fee from, each Master Portfolio or affiliated Underlying Fund.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      * EFFECTIVE JANUARY 1, 2006. FROM AUGUST 18, 2005, THROUGH JANUARY 1, 2006, THE INVESTMENT SUBADVISER(S) LISTED BELOW WERE ENTITLED TO BE PAID A MONTHLY FEE AT THE FOLLOWING RATES:

                                                                         Subadvisory Fee
                                                                          (% of Average
   Fund                                           Subadviser            Daily Net Assets)
-----------------------------------------------------------------------------------------
   ALL FUNDS                                Wells Capital Management          0.200
                                                  Incorporated
-----------------------------------------------------------------------------------------

      FROM JUNE 1, 2005, THROUGH AUGUST 17, 2005, THE INVESTMENT SUBADVISER(S) LISTED BELOW WERE ENTITLED TO BE PAID A MONTHLY FEE AT THE FOLLOWING RATES:

                                                                         Subadvisory Fee
                                                                         (1% of Average
   Fund                                           Subadviser            Daily Net Assets)
-----------------------------------------------------------------------------------------
   ALL FUNDS                                Wells Capital Management          0.050
                                                  Incorporated
-----------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                         Average Daily                    % Of Average
                                           Net Assets                   Daily Net Assets
-----------------------------------------------------------------------------------------
   ALL WEALTHBUILDER PORTFOLIOS         First $5 billion                      0.33
                                         Next $5 billion                      0.32
                                        Over $10 billion                      0.31
-----------------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services.

      WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan ("Plan") for the Fund(s), pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC at an annual rate of up to 0.75% of average daily net assets.

      For the year ended May 31, 2006, distribution fees paid are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby, each Fund is charged up to an annual fee of 0.25% of the average daily net assets of the Fund. For the year ended May 31, 2006, shareholder servicing fees paid by the fund are disclosed on the Statements of Operations.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended May 31, 2006, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody, and shareholder servicing fees collected, if any. The Fund's Adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                                   Net Operating
                                                                   Expense Ratio
--------------------------------------------------------------------------------
   ALL WEALTHBUILDER PORTFOLIOS                                         1.50%*
--------------------------------------------------------------------------------

*     THIS RATIO DOES NOT INCLUDE THE EXPENSES OF THE UNDERLYING FUNDS.

NOTES TO FINANCIAL STATEMENTS     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended May 31, 2006, were as follows:

   Fund                                                                      Purchases at Cost   Sales Proceeds
---------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO**     $ 64,564,933       $ 47,939,718
---------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO**                       112,182,837         93,386,793
---------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO**             70,077,894         39,446,769
---------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO**              579,680,235        550,182,789
---------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO**             98,294,077         64,048,816
---------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO**              186,314,203        159,275,736

   ** THESE FUNDS SEEK TO ACHIEVE THEIR INVESTMENT OBJECTIVE BY INVESTING SOME OR ALL OF THEIR INVESTABLE ASSETS IN ONE OR MORE MASTER PORTFOLIOS. PURCHASES AND SALES RELATED TO THESE INVESTMENTS HAVE BEEN CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING SUCH FUND'S OWNERSHIP PERCENTAGE OF THE RESPECTIVE MASTER PORTFOLIO BY THE CORRESPONDING MASTER PORTFOLIO'S PURCHASES AND SALES.

      Purchases and sales of the affiliated and non-affiliated funds in which the Funds invest are actual aggregate purchases and sales of those funds.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended May 31, 2006, there were no borrowings by WealthBuilder Portfolios under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended May 31, 2006, and May 31, 2005, was as follows:

                                            Ordinary Income        Long-term Capital Gain            Total
                                        -----------------------   -----------------------   -----------------------
   Fund                                     2006         2005        2006          2005         2006         2005
-------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   CONSERVATIVE ALLOCATION PORTFOLIO    $  695,765   $   56,677   $    9,064        $ 0     $  704,829   $   56,677
-------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   GROWTH ALLOCATION PORTFOLIO             227,950        7,100       56,715          0        284,665        7,100
-------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   GROWTH BALANCED PORTFOLIO             7,973,455    2,713,794   10,266,627          0     18,240,082    2,713,794
-------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   MODERATE BALANCED PORTFOLIO             585,309        8,776       27,542          0        612,851        8,776
-------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   TACTICAL EQUITY PORTFOLIO                     0    1,251,246            0          0              0    1,251,246
-------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      As of May 31, 2006, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                                          Undistributed   Undistributed     Unrealized
                                             Ordinary       Long-Term      Appreciation
   Fund                                       Income           Gain       (Depreciation)      Total
------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   CONSERVATIVE ALLOCATION PORTFOLIO      $   65,868       $  240,908      $ (268,544)     $   38,232
------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   EQUITY PORTFOLIO                                0        5,484,906      13,755,769      19,240,675
------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   GROWTH ALLOCATION PORTFOLIO               408,118        1,017,435       1,221,514       2,647,067
------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   GROWTH BALANCED PORTFOLIO               4,769,883       12,979,606      22,873,197      40,622,686
------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   MODERATE BALANCED PORTFOLIO               483,561          665,970         407,903       1,557,434
------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER
   TACTICAL EQUITY PORTFOLIO                  40,679        4,024,514      28,343,185      32,408,378

7. MISCELLANEOUS
--------------------------------------------------------------------------------

      During the fiscal year ended May 31, 2005, the WealthBuilder Equity Portfolio, WealthBuilder Growth Balanced Portfolio, and WealthBuilder Tactical Equity Portfolio exchanged their portfolio investments in Class A shares of proprietary and non-proprietary mutual funds for Institutional Class shares of the same funds in order to lower the underlying fund expense ratio for each Fund. For financial reporting purposes, this transaction was treated as a recognized sale and the gain realized for each Fund as a result of the exchanges was as follows:

Fund                                                                            Realized Gain
---------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO                          $1,508,883
---------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                  6,867,830
---------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                  5,722,614
---------------------------------------------------------------------------------------------

      For tax purposes, the exchanges are treated as nontaxable exchanges under
Section 1036(a) of the Code. As a result, the amounts listed above are not recognized for tax purposes until the new Institutional Class shares acquired in the exchanges are subsequently sold. Accordingly, the tax cost basis of Institutional Class shares received in the exchanges which are still held as of May 31, 2006, are lower than the financial statement cost basis (to the extent of the remaining deferred tax gain on such shares). As of May 31, 2006, the deferred gain for income tax purposes was as follows:

Fund                                                                            Deferred Gain
---------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO                          $1,800,872
---------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                  3,072,720
---------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                  4,260,122
---------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED                        WELLS FARGO ADVANTAGE
PUBLIC ACCOUNTING FIRM                                  WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wealthbuilder Conservative Allocation Portfolio, Wealthbuilder Equity Portfolio, Wealthbuilder Growth Allocation Portfolio, Wealthbuilder Growth Balanced Portfolio, Wealthbuilder Moderate Balanced Portfolio and the Wealthbuilder Tactical Equity Portfolio, six of the portfolios constituting the Wells Fargo Funds Trust (collectively the "Funds"), as of May 31, 2006, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2006, the results of their operations, changes in their net assets and their financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                           /s/ KPMG LLP

Philadelphia, Pennsylvania
July 21, 2006

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended May 31, 2006:

                                                                                        Capital Gain
   Fund                                                                                   Dividend
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO                 $    9,064
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                           56,715
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                         10,266,627
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO                           27,542

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designates a percentage of its ordinary income dividends distributed during the year ended May 31, 2006 as qualifying for the corporate dividends-received deduction:

                                                                                     Dividend-Received
                                                                                      Deduction (% of
                                                                                      ordinary income
   Fund                                                                                  dividends)
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO                       4.22
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                            21.65
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                              10.26
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO                            10.05

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended May 31, 2006 as qualified dividend income (QDI):

   Fund                                                                                      QDI
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO                 $   38,057
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                           67,795
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                          1,019,664
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO                           73,857

      Pursuant to Section 871(k)(1)(C) of the Code, the Funds listed below designate the following amounts as interest-related dividends:

                                                                                      Interest-Related
   Fund                                                                                   Dividends
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO                 $  137,473
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                          1,357,999
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO                           89,972
-------------------------------------------------------------------------------------------------------

      Pursuant to Section 871(k)(2)(C) of the Code, the Funds listed below designate the following amounts as short-term capital gains dividends:

                                                                                     Short-term Capital
   Fund                                                                                Gains Dividends
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO                 $   30,019
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                          150,188
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO                          3,635,229
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO                           68,625

OTHER INFORMATION (UNAUDITED)     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987      Chair of Finance, Wake Forest   None
63                                                 University, since 2006.
                                                   Benson-Pruitt Professorship,
                                                   Wake Forest University,
                                                   Calloway School of Business
                                                   and Accountancy, since 1999.
------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998      Chairman, CEO, and Co-Founder   None
63                        (Chairman, since 2005)   of Crystal Geyser Water
                                                   Company, and President of
                                                   Crystal Geyser Roxane Water
                                                   Company.
------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987      Retired. Prior thereto,         None
72                                                 President of Richard M. Leach
                                                   Associates (a financial
                                                   consulting firm).
------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006      Professor of Insurance and      None
53                                                 Risk Management, Wharton
                                                   School, University of
                                                   Pennsylvania. Director of the
                                                   Boettner Center on Pensions
                                                   and Retirement. Research
                                                   Associate and Board Member,
                                                   Penn Aging Research Center.
                                                   Research Associate, National
                                                   Bureau of Economic Research.
------------------------------------------------------------------------------------------------------
Timothy J. Penny         Trustee, since 1996       Senior Counselor to the         None
54                                                 public relations firm of
                                                   Himle-Horner, and Senior
                                                   Fellow at the Humphrey
                                                   Institute, Minneapolis,
                                                   Minnesota (a public policy
                                                   organization).
------------------------------------------------------------------------------------------------------
Donald C. Willeke        Trustee, since 1996       Principal of the law firm of    None
65                                                 Willeke & Daniels.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987      Private Investor/Real Estate    None
61                                                 Developer. Prior thereto,
                                                   Chairman of White Point
                                                   Capital, LLC until 2005.
------------------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of     None
47                                                 Wells Fargo Bank, N.A. and
                                                   President of Wells Fargo
                                                   Funds Management, LLC. Senior
                                                   Vice President and Chief
                                                   Administrative Officer of
                                                   Wells Fargo Funds Management,
                                                   LLC from 2001 to 2003.
------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000    Vice President and Managing     None
46                                                 Senior Counsel of Wells Fargo
                                                   Bank, N.A. and Senior Vice
                                                   President and Secretary of
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and
                                                   Senior Counsel of Wells Fargo
                                                   Bank, N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006    Vice President of Wells Fargo   None
32                                                 Bank, N.A. and Vice President
                                                   of Financial Operations for
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and Group
                                                   Finance Officer of Wells
                                                   Fargo Bank, N.A. Auto Finance
                                                   Group from 2004 to 2006. Vice
                                                   President of Portfolio Risk
                                                   Management for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   in 2004. Vice President of
                                                   Portfolio Research and
                                                   Analysis for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   from 2001 to 2004. Director
                                                   of Small Business Services
                                                   Risk Management for American
                                                   Express Travel Related
                                                   Services from 2000 to 2001.
------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance         Chief Compliance Officer of     None
44                        Officer, since 2004      Wells Fargo Funds Management,
                                                   LLC since 2004 and Compliance
                                                   Officer of Wells Fargo Funds
                                                   Management, LLC from 1999 to
                                                   2002. In 2002 Ms. Peters left
                                                   Wells Fargo Funds Management,
                                                   LLC to pursue personal goals.
------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of May 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

OTHER INFORMATION (UNAUDITED)     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO, WEALTHBUILDER EQUITY PORTFOLIO, WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO, WEALTHBUILDER GROWTH BALANCED PORTFOLIO, WEALTHBUILDER MODERATE BALANCED PORTFOLIO AND WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 31, 2006, meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions for discussions about these continuations and approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel, including, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and Wells Capital Management. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and Wells Capital Management's compensation programs for personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as Wells Capital Management.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. The Board also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of each Fund, except the WealthBuilder Conservative Allocation Portfolio and WealthBuilder Moderate Balanced Portfolio, was better than, or not appreciably below, the

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS     OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

median performance of its Peer Group for most time periods. The Board noted that the performance of the WealthBuilder Conservative Allocation Portfolio and WealthBuilder Moderate Balance Portfolio was lower than the performance of their respective Peer Group's for all periods, but noted that the Peer Groups invested in a broader range of securities than did these Funds. The Board also noted that the long-term performance of the WealthBuilder Equity Portfolio was lower than the performance of its Peer Group for the same time period, but noted that there had been several changes to the Fund's underlying investment managers and that performance had improved steadily over the last three years.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios of the Funds were equal to, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses (including Wells Capital Management) of providing services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationships with the Funds was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and

OTHER INFORMATION (UNAUDITED)     WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
--------------------------------------------------------------------------------

separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

      The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management and Wells Capital Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board has conferred with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS             LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

[LOGO]
-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO     This report and the financial  statements
ADVANTAGE FUNDS(SM) is available       contained  herein are  submitted  for the
free upon request. To obtain           general  information of the  shareholders
literature, please write, e-mail, of WELLS FARGO ADVANTAGE FUNDS. If this visit the Funds' Web site, or call: report is used for promotional purposes,
                                       distribution   of  the  report   must  be
WELLS FARGO ADVANTAGE FUNDS            accompanied  or  preceded  by  a  current
P.O. Box 8266                          prospectus.  For a prospectus  containing
Boston, MA 02266-8266                  more  complete   information,   including
                                       charges and expenses, call 1-800-222-8222
E-mail: wfaf@wellsfargo.com            or   visit   the   Funds'Web    site   at
Web site:                              www.wellsfargo.com/advantagefunds. Please
www.wellsfargo.com/advantagefunds      consider the investment objective, risks,
Retail Investment Professionals:       charges,  and expenses of the  investment
1-888-877-9275                         carefully  before  investing.   This  and
Institutional Investment               other   information   about  WELLS  FARGO
Professionals: 1-866-765-0778          ADVANTAGE  FUNDS  can  be  found  in  the
                                       current  prospectus.  Read the prospectus
                                       carefully   before  you  invest  or  send
                                       money.

                                       Wells  Fargo  Funds  Management,  LLC,  a
                                       wholly owned  subsidiary of Wells Fargo &
                                       Company, provides investment advisory and
                                       administrative  services  for WELLS FARGO
                                       ADVANTAGE  FUNDS.   Other  affiliates  of
                                       Wells    Fargo    &    Company    provide
                                       sub-advisory  and other  services for the
                                       Funds. The Funds are distributed by WELLS
                                       FARGO  FUNDS  DISTRIBUTOR,   LLC,  Member
                                       NASD/SIPC,  an affiliate of Wells Fargo &
                                       Company.

            ---------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds         RT57808 07-06
Advantage Funds, LLC.                                           AWBP/AR102 05-06
All rights reserved.

ITEM 2. CODE OF ETHICS

As of the end of the period, May 31, 2006, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2005 and May 31, 2006 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended May 31, 2005 and May 31, 2006, the Audit Fees were $996,170 and $1,910,150, respectively.

(b) AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended May 31, 2005 and May 31, 2006 for assurance and related services by the principal accountant for the Registrant.

(c) TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2005 and May 31, 2006 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

      For the fiscal years ended May 31, 2005 and May 31, 2006, the Tax Fees were $84,325 and $106,400, respectively. The incurred Tax Fees are comprised of excise tax review services.

      For the fiscal years ended May 31, 2005 and May 31, 2006, the Tax Fees were $123,859 and $188,240, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) ALL OTHER FEES - There were no other fees incurred for the fiscal years ended May 31, 2005 and May 31, 2006.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended May 31, 2005 and May 31, 2006, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

      For the fiscal years ended May 31, 2005 and May 31, 2006, the Registrant incurred non-audit fees in the amount of $134,500 and $170,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

      For the fiscal years ended May 31, 2005 and May 31, 2006, the Registrant's investment adviser incurred non-audit fees in the amount of $173,500 and $0, respectively. The non-audit fees occurring for the year ended May 31, 2005 consisted of procedure review for pending mergers associated with fund reorganizations.

(h) The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECUIRTY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 12. EXHIBITS

(a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Wells Fargo Funds Trust


                                             By:
                                                  /s/ Karla M. Rabusch
                                                  Karla M. Rabusch
                                                  President

Date: July 20, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

                                             By:
                                                  /s/ Karla M. Rabusch
                                                  Karla M. Rabusch
                                                  President

Date: July 20, 2006

                                             By:
                                                  /s/ A. Erdem Cimen
                                                  A. Erdem Cimen
                                                  Treasurer

Date: July 20, 2006

                                  CERTIFICATION

I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage Corporate Bond Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, Wells Fargo Advantage Ultra Short-Term Income Fund, Wells Fargo Advantage Diversified Bond Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage Intermediate Government Income Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Stable Income Fund, Wells Fargo Advantage Total Return Bond Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Ultra-Short Duration Bond Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

      d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: July 20, 2006

/s/ Karla M. Rabusch
-----------------------
Karla M. Rabusch
President
Wells Fargo Funds Trust

                                                                 Exhibit 99.CERT

                                  CERTIFICATION

I, A. Erdem Cimen, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage Corporate Bond Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, Wells Fargo Advantage Ultra Short-Term Income Fund, Wells Fargo Advantage Diversified Bond Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage Intermediate Government Income Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Stable Income Fund, Wells Fargo Advantage Total Return Bond Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Ultra-Short Duration Bond Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

      d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: July 20, 2006

/s/ A. Erdem Cimen
-----------------------
A. Erdem Cimen
Treasurer
Wells Fargo Funds Trust

                                                                 Exhibit 99.CERT

                            SECTION 906 CERTIFICATION

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended May 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Date: July 20, 2006
                                               /s/ Karla M. Rabusch

                                               Karla M. Rabusch
                                               President
                                               Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                            SECTION 906 CERTIFICATION

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended May 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Date: July 20, 2006

                                               /s/ A. Erdem Cimen

                                               A. Erdem Cimen
                                               Treasurer
                                               Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.